                                                   REGISTRATION NOS. 333-137942
                                                                      811-03240

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933
                        PRE-EFFECTIVE AMENDMENT NO.                        [_]
                      POST EFFECTIVE AMENDMENT NO. 14                      [X]
                                  AND/OR
                          REGISTRATION STATEMENT
                                   UNDER
                    THE INVESTMENT COMPANY ACT OF 1940
                             AMENDMENT NO. 170                             [X]

                               -----------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                          (EXACT NAME OF REGISTRANT)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                               -----------------

                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (713) 831-3150
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                            KATHERINE STONER, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

It is proposed that this filing will become effective:
    [X]immediately upon filing pursuant to paragraph (b) of Rule 485
    [_]on [date] pursuant to paragraph (b) of Rule 485
    [_]60 days after filing pursuant to paragraph (a) (1) of Rule 485
    [_]on [date] pursuant to paragraph (a) (1) of Rule 485

                               -----------------

TITLE OF SECURITIES BEING REGISTERED: Units of interests in Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts, Portfolio Director, Portfolio Director 2, Portfolio Director Plus.

================================================================================

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR
FOR SERIES 1.00 TO 12.00                                            May 1, 2011

PROSPECTUS


The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.


The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2011, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information is shown at the end of this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS               PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund     SunAmerica 2015 High Watermark Fund*
Blue Chip Growth Fund               Capital Appreciation Fund            SunAmerica 2020 High Watermark Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund   Ariel Appreciation Fund
Capital Conservation Fund           Core Bond Fund                       Ariel Fund
Core Equity Fund                    High Yield Bond Fund                 Lou Holland Growth Fund
Dividend Value Fund                 International Small Cap Equity Fund  Vanguard Lifestrategy Conservative Growth Fund
Foreign Value Fund                  Large Cap Value Fund                 Vanguard Lifestrategy Growth Fund
Global Equity Fund                  Mid Cap Growth Fund                  Vanguard Lifestrategy Moderate Growth Fund
Global Real Estate Fund             Mid Cap Value Fund                   Vanguard Long-Term Investment-Grade Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund       Vanguard Long-Term Treasury Fund
Global Strategy Fund                Money Market II Fund                 Vanguard Wellington Fund
Government Securities Fund          Small Cap Growth Fund                Vanguard Windsor II Fund
Growth Fund                         Small Cap Value Fund
Growth & Income Fund                Socially Responsible Fund            * closed to new investments
Health Sciences Fund                Strategic Bond Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

SELECTED PURCHASE UNIT DATA......................................   9

HIGHLIGHTS.......................................................  13

GENERAL INFORMATION..............................................  14
   About the Contracts...........................................  14
   About VALIC...................................................  15
   American Home Assurance Company...............................  15
   About VALIC Separate Account A................................  15
   Units of Interest.............................................  16
   Distribution of the Contracts.................................  16

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  16
   Fixed Account Options.........................................  17
   Variable Account Options......................................  17

PURCHASE PERIOD..................................................  25
   Account Establishment.........................................  26
   When Your Account Will Be Credited............................  26
   Purchase Units................................................  27
   Calculation of Value for Fixed Account Options................  27
   Calculation of Value for Variable Account Options.............  27
   Premium Enhancement Credit....................................  27
   Stopping Purchase Payments....................................  28

OPTIONAL LIVING BENEFITS.........................................  28
   Living Benefit Options -- Summary.............................  29
   IncomeLOCK(R).................................................  32
   IncomeLOCK(R) Plus............................................  34

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  38
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  38
   Communicating Transfer or Reallocation Instructions...........  39
   Effective Date of Transfer....................................  39
   Transfers During the Payout Period............................  39

FEES AND CHARGES.................................................  40
   Account Maintenance Charge....................................  40
   Surrender Charge..............................................  40
       Amount of Surrender Charge................................  40
       10% Free Withdrawal.......................................  40
       Exceptions to Surrender Charge............................  40
   Premium Tax Charge............................................  41
   Separate Account Charges......................................  41
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  41
   Separate Account Expense Reimbursements or Credits............  42
   Market Value Adjustment ("MVA")...............................  42
   Optional Living Benefit Fees..................................  42
   Other Charges.................................................  43

PAYOUT PERIOD....................................................  43
   Fixed Payout..................................................  43
   Assumed Investment Rate.......................................  43
   Variable Payout...............................................  44
   Combination Fixed and Variable Payout.........................  44


                                                                    PAGE
                                                                    ----
          Partial Annuitization....................................  44
          Payout Date..............................................  44
          Payout Options...........................................  45
          Payout Information.......................................  45

       SURRENDER OF ACCOUNT VALUE..................................  45
          When Surrenders Are Allowed..............................  45
          Surrender Process........................................  46
          Amount That May Be Surrendered...........................  46
          Surrender Restrictions...................................  46
          Partial Surrenders.......................................  46
          Systematic Withdrawals...................................  46
          Distributions Required by Federal Tax Law................  47
          Living Benefits..........................................  47

       EXCHANGE PRIVILEGE..........................................  50

       DEATH BENEFITS..............................................  50
          The Process..............................................  50
          Beneficiary Information..................................  50
             Spousal Beneficiaries.................................  51
             Beneficiaries Other Than Spouses......................  51
          Special Information for Individual
            Nonqualified Contracts.................................  51
          During the Purchase Period...............................  51
          Interest Guaranteed Death Benefit........................  51
          Standard Death Benefit...................................  52
          During the Payout Period.................................  52
          IncomeLOCK...............................................  52
          IncomeLOCK Plus..........................................  53

       OTHER CONTRACT FEATURES.....................................  53
          Changes That May Not Be Made.............................  53
          Change of Beneficiary....................................  53
          Contingent Owner.........................................  54
          Cancellation -- The 21 Day "Free Look"...................  54
          We Reserve Certain Rights................................  54
          Relationship to Employer's Plan..........................  54

       VOTING RIGHTS...............................................  54
          Who May Give Voting Instructions.........................  54
          Determination of Fund Shares Attributable to
            Your Account...........................................  54
             During the Purchase Period............................  54
             During the Payout Period or after a Death Benefit
               Has Been Paid.......................................  54
          How Fund Shares Are Voted................................  55

       FEDERAL TAX MATTERS.........................................  55
          Types of Plans...........................................  55
          Tax Consequences in General..............................  55

       LEGAL PROCEEDINGS...........................................  57

       FINANCIAL STATEMENTS........................................  58

       TABLE OF CONTENTS OF STATEMENT OF
         ADDITIONAL INFORMATION....................................  59

       APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF
         INCOMELOCK PLUS FEE.......................................  59

       APPENDIX B -- INCOMELOCK PLUS EXAMPLES......................  61

       APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES................  64

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.


      ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK(R) and on each Benefit Anniversary for IncomeLOCK(R) Plus.


      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.


      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.


      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

      BENEFIT BASE -- a component of the calculating of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount, the Minimum Withdrawal Period (for IncomeLOCK) and the Protected Income Payment (for IncomeLOCK Plus).

      BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

      BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.


      ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.


      ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

      EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a Required Minimum Distribution associated with only the Contract to which a Living Benefit endorsement is attached.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.


      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits, IncomeLOCK and IncomeLOCK Plus, are not available with GPS. IncomeLOCK is available with GPA.


      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

      INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period for IncomeLOCK Plus.

--------------------------------------------------------------------------------


      INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

      INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

      INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

      INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).


      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The two Living Benefits we offer in this prospectus are offered for an additional fee and are IncomeLOCK and IncomeLOCK Plus.


      MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

      MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

      MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PROTECTED INCOME PAYMENT -- the amount to be paid each year for IncomeLOCK Plus over the remaining lifetime of the Covered Person(s) after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions offered by the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $60
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."


 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 Separate Account Charges


                                                                                           $3.75
                                                                                            per
Variable Account Option Maintenance Charge (1)                                            quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I
--------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                1.00
--------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                1.00
--------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                          1.00
--------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                            1.00
--------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                     1.00
--------------------------------------------------------------------------------------------------
       Dividend Value Fund                                                                  1.00
--------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                   1.00
--------------------------------------------------------------------------------------------------
       Global Equity Fund                                                                   1.00
--------------------------------------------------------------------------------------------------
       Global Real Estate Fund (formerly named Real Estate Fund)                            1.00
--------------------------------------------------------------------------------------------------
       Global Social Awareness Fund                                                         1.00
--------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                 1.00
--------------------------------------------------------------------------------------------------
       Government Securities Fund                                                           1.00
--------------------------------------------------------------------------------------------------
       Growth Fund                                                                          1.00
--------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                 1.00
--------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                 1.00
--------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                             1.00
--------------------------------------------------------------------------------------------------
       International Equities Fund                                                          1.00
--------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                   1.00
--------------------------------------------------------------------------------------------------
       International Growth I Fund                                                          1.00
--------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                  1.00
--------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                            1.00
--------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                   1.00
--------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                        1.00
--------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                  1.00
--------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                             1.00
--------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                            1.00
--------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                     1.00
--------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                       1.00
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   VALIC COMPANY I (CONTINUED)
--------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                             1.00
--------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                    1.00
--------------------------------------------------------------------------------------------
       Small-Mid Growth Fund                                                            1.00
--------------------------------------------------------------------------------------------
       Stock Index Fund                                                                 1.00
--------------------------------------------------------------------------------------------
       Value Fund                                                                       1.00
--------------------------------------------------------------------------------------------
   VALIC COMPANY II
--------------------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                                 0.75
--------------------------------------------------------------------------------------------
       Capital Appreciation Fund                                                        0.75
--------------------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                               0.75
--------------------------------------------------------------------------------------------
       Core Bond Fund                                                                   0.75
--------------------------------------------------------------------------------------------
       High Yield Bond Fund                                                             0.75
--------------------------------------------------------------------------------------------
       International Small Cap Equity Fund                                              0.75
--------------------------------------------------------------------------------------------
       Large Cap Value Fund                                                             0.75
--------------------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                              0.75
--------------------------------------------------------------------------------------------
       Mid Cap Value Fund                                                               0.75
--------------------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                                   0.75
--------------------------------------------------------------------------------------------
       Money Market II Fund                                                             0.75
--------------------------------------------------------------------------------------------
       Small Cap Growth Fund                                                            0.75
--------------------------------------------------------------------------------------------
       Small Cap Value Fund                                                             0.75
--------------------------------------------------------------------------------------------
       Socially Responsible Fund                                                        0.75
--------------------------------------------------------------------------------------------
       Strategic Bond Fund                                                              0.75
--------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------
       SunAmerica 2015 High Watermark Fund, Class I (closed to new investments)         1.25
--------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I                                     1.25
--------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                          1.00
--------------------------------------------------------------------------------------------
       Ariel Fund                                                                       1.00
--------------------------------------------------------------------------------------------
       Lou Holland Growth Fund, Investor Shares                                         1.00
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                  1.25
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                               1.25
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                      1.25
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                        1.00
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                1.00
--------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                        1.25
--------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                        1.25
--------------------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)


                    FEE PERIOD    MAXIMUM ANNUAL FEE RATE
                    ----------    -----------------------
                    All years   0.70%* (deducted quarterly)


 (1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. If you elect this benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. Otherwise, the Benefit Base is equal to the Account Value on the Endorsement Date. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
 * For IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the IncomeLOCK fee is 0.65% (deducted quarterly).

 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

             NUMBER OF COVERED PERSONS  MAXIMUM ANNUAL FEE RATE(2)
             -------------------------  --------------------------
             For One Covered Person                2.20%
             For Two Covered Persons               2.70%

 (1) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The annual fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus."
 (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

                            INITIAL    MINIMUM   MAXIMUM ANNUALIZED FEE RATE
                           ANNUAL FEE ANNUAL FEE  DECREASE OR INCREASE EACH
NUMBER OF COVERED PERSONS     RATE       RATE         BENEFIT QUARTER*
----------------------------------------------------------------------------
One Covered Person           1.10%      0.60%             +/-0.25%
----------------------------------------------------------------------------
Two Covered Persons          1.35%      0.60%             +/-0.25%
----------------------------------------------------------------------------

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.19%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.25%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $893  $2,143  $3,251   $5,332


(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $440  $1,703  $2,817   $5,532


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $440  $1,703  $2,817   $5,532



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.75%, investment in a Variable Account Option with the lowest total expenses (0.19%), and that the optional IncomeLOCK and IncomeLOCK Plus features are not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $566   $806   $1,031   $1,182


(2) If you annuitize your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $98    $306    $531    $1,182


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $98    $306    $531    $1,182


Note: These examples should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each variable account option. The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund (formerly the Real Estate Fund) begins on May 1, 2008, the date this fund was added to Portfolio Director.

                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2010 4.925   5.586    21,847,662
                                             2009 4.024   4.925    11,080,728
                                             2008 5.218   4.024    25,594,227
                                             2007 4.958   5.218    29,632,439
                                             2006 4.481   4.958    31,608,964
                                             2005 4.364   4.481    35,686,374
                                             2004 4.063   4.364    42,594,301
                                             2003 3.429   4.063    42,040,433
                                             2002 3.821   3.429    43,285,442
                                             2001 4.030   3.821    48,720,402
    Blue Chip Growth Fund (Division 72)      2010 0.835   0.960   303,937,553
                                             2009 0.589   0.835   367,144,690
                                             2008 1.042   0.589   323,752,720
                                             2007 0.931   1.042   104,627,072
                                             2006 0.859   0.931    74,704,474
                                             2005 0.819   0.859    53,581,598
                                             2004 0.760   0.819    48,582,232
                                             2003 0.593   0.760    40,347,736
                                             2002 0.791   0.593    22,902,086
                                             2001 0.932   0.791    18,438,550
    Broad Cap Value Income Fund
     (Division 75)                           2010 0.935   1.059    16,472,333
                                             2009 0.753   0.935    15,694,879
                                             2008 1.161   0.753    16,324,261
                                             2007 1.151   1.161    18,440,424
                                             2006 1.010   1.151    18,608,980
    Capital Conservation Fund (Division 7)   2010 3.067   3.274    33,209,360
                                             2009 2.790   3.067    26,677,114
                                             2008 2.906   2.790    32,378,330
                                             2007 2.831   2.906    48,373,403
                                             2006 2.736   2.831    60,382,625
                                             2005 2.715   2.736    33,131,168
                                             2004 2.638   2.715    25,767,071
                                             2003 2.559   2.638    26,764,417
                                             2002 2.373   2.559    28,140,575
                                             2001 2.223   2.373    26,621,580
    Core Equity Fund (Division 15)           2010 1.837   2.052    94,436,980
                                             2009 1.505   1.837   104,827,771
                                             2008 2.415   1.505   117,336,313
                                             2007 2.369   2.415   137,228,625
                                             2006 2.141   2.369   164,294,892
                                             2005 2.080   2.141   204,573,223
                                             2004 1.945   2.080   251,431,904
                                             2003 1.549   1.945   296,958,636
                                             2002 2.010   1.549   316,043,125
                                             2001 2.396   2.010   362,619,846
    Dividend Value Fund (Division 21)        2010 1.413   1.596    68,862,420
                                             2009 1.200   1.413    61,709,268
                                             2008 1.871   1.200    69,182,773
                                             2007 1.898   1.871    80,805,721
                                             2006 1.637   1.898    95,564,030
                                             2005 1.581   1.637   113,451,896
                                             2004 1.416   1.581   125,932,333
                                             2003 1.107   1.416   136,765,754
                                             2002 1.390   1.107   140,185,069
                                             2001 1.532   1.390   152,155,061
    Foreign Value Fund (Division 89)         2010 1.076   1.147   638,574,514
                                             2009 0.738   1.076   577,553,905
                                             2008 1.344   0.738   620,212,606
                                             2007 1.221   1.344   672,951,247
                                             2006 1.065   1.221   547,287,495


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Global Equity Fund (Division 87)          2010 0.900   0.991   190,097,376
                                              2009 0.701   0.900   206,475,201
                                              2008 1.314   0.701   224,735,991
                                              2007 1.217   1.314   256,512,330
                                              2006 1.064   1.217   273,299,882
    Global Real Estate Fund (Division 101)    2010 0.839   0.982   213,011,694
                                              2009 0.643   0.839            --
                                              2008    --   0.643   243,173,392
    Global Social Awareness Fund
     (Division 12)                            2010 3.423   3.804    52,474,118
                                              2009 2.628   3.423    50,267,504
                                              2008 4.423   2.628    70,913,038
                                              2007 4.279   4.423    79,161,938
                                              2006 3.741   4.279    80,893,362
                                              2005 3.631   3.741    88,315,012
                                              2004 3.317   3.631   101,512,026
                                              2003 2.608   3.317   110,369,646
                                              2002 3.441   2.608   112,841,262
                                              2001 3.922   3.441   123,856,021
    Global Strategy Fund (Division 88)        2010 1.275   1.410   273,106,060
                                              2009 1.038   1.275   252,273,797
                                              2008 1.324   1.038   284,368,915
                                              2007 1.215   1.324   312,569,282
                                              2006 1.084   1.215   296,902,494
    Government Securities Fund (Division 8)   2010 3.125   3.216    28,341,239
                                              2009 3.280   3.125    26,317,113
                                              2008 3.019   3.280    40,652,547
                                              2007 2.832   3.019    29,052,492
                                              2006 2.776   2.832    30,761,335
                                              2005 2.733   2.776    36,469,959
                                              2004 2.668   2.733    41,192,679
                                              2003 2.664   2.668    48,017,234
                                              2002 2.402   2.664    57,831,831
                                              2001 2.272   2.402    44,509,286
    Growth Fund (Division 78)                 2010 0.906   1.061   551,249,645
                                              2009 0.670   0.906   600,691,043
                                              2008 1.122   0.670   656,297,029
                                              2007 0.936   1.122   740,276,858
                                              2006 0.913   0.936   915,398,362
                                              2005    --      --            --
    Growth & Income Fund (Division 16)        2010 1.997   2.220    31,055,345
                                              2009 1.656   1.997    33,580,307
                                              2008 2.645   1.656    37,648,494
                                              2007 2.496   2.645    42,987,180
                                              2006 2.185   2.496    48,317,136
                                              2005 2.175   2.185    58,985,361
                                              2004 1.985   2.175    70,680,178
                                              2003 1.634   1.985    88,456,378
                                              2002 2.103   1.634    89,012,446
                                              2001 2.363   2.103   101,022,403
    Health Sciences Fund (Division 73)        2010 1.281   1.469    98,078,111
                                              2009 0.984   1.281   105,320,949
                                              2008 1.412   0.984   114,902,634
                                              2007 1.213   1.412   117,736,242
                                              2006 1.130   1.213   126,438,293
                                              2005 1.009   1.130   135,790,336
                                              2004 0.884   1.009   140,193,273
                                              2003 0.651   0.884   111,112,131
                                              2002 0.909   0.651    71,763,339
                                              2001 1.000   0.909    45,582,144
    Inflation Protected Fund (Division 77)    2010 1.098   1.186   177,023,759
                                              2009 1.012   1.098   143,606,653
                                              2008 1.079   1.012   121,583,367
                                              2007 1.011   1.079    10,865,742

--------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
                                           2006  1.017   1.011   10,046,941
                                           2005  1.000   1.017   11,056,826
                                           2004     --   1.000           --
      International Equities Fund
       (Division 11)                       2010  1.548   1.662  446,458,741
                                           2009  1.206   1.548  408,178,586
                                           2008  2.153   1.206  443,006,498
                                           2007  1.999   2.153  414,999,326
                                           2006  1.641   1.999  396,739,220
                                           2005  1.417   1.641  336,425,664
                                           2004  1.214   1.417  236,838,112
                                           2003  0.946   1.214   94,147,400
                                           2002  1.177   0.946   75,173,264
                                           2001  1.523   1.177   76,641,544
      International Government Bond Fund
       (Division 13)                       2010  2.714   2.905   42,388,762
                                           2009  2.457   2.714   40,686,385
                                           2008  2.495   2.457   50,811,427
                                           2007  2.355   2.495   46,683,335
                                           2006  2.204   2.355   48,786,599
                                           2005  2.239   2.204   55,823,550
                                           2004  2.044   2.239   60,838,720
                                           2003  1.729   2.044   66,821,042
                                           2002  1.488   1.729   67,330,936
                                           2001  1.532   1.488   62,446,759
      International Growth I Fund
       (Division 20)                       2010  2.036   2.269  165,141,915
                                           2009  1.519   2.036  173,448,999
                                           2008  2.645   1.519  188,123,588
                                           2007  2.330   2.645  197,901,214
                                           2006  1.862   2.330  202,762,589
                                           2005  1.654   1.862  194,195,625
                                           2004  1.445   1.654  221,113,668
                                           2003  1.164   1.445  246,891,622
                                           2002  1.438   1.164  256,424,177
                                           2001  1.964   1.438  283,131,435
      Large Cap Core Fund (Division 76)    2010  1.074   1.242   60,235,969
                                           2009  0.785   1.074   72,316,023
                                           2008  1.174   0.785   88,166,893
                                           2007  1.097   1.174   47,416,402
                                           2006  0.997   1.097   81,372,372
                                           2005     --      --           --
      Large Capital Growth Fund
       (Division 79)                       2010  1.002   1.146  266,574,438
                                           2009  0.772   1.002  289,165,827
                                           2008  1.268   0.772  317,488,578
                                           2007  1.113   1.268  358,163,427
                                           2006  1.022   1.113  418,512,943
                                           2005     --      --           --
      Mid Cap Index Fund (Division 4)      2010  9.248  11.559  167,554,750
                                           2009  6.755   9.248  150,937,855
                                           2008 10.811   6.755  187,891,321
                                           2007 10.145  10.811  217,428,913
                                           2006  9.317  10.145  207,349,862
                                           2005  8.388   9.317  198,552,536
                                           2004  7.301   8.388  187,095,480
                                           2003  5.457   7.301  174,675,260
                                           2002  6.477   5.457  157,442,272
                                           2001  6.605   6.477  149,549,757
      Mid Cap Strategic Growth Fund
       (Division 83)                       2010  1.141   1.426  162,820,951
                                           2009  0.784   1.141  174,642,716
                                           2008  1.525   0.784  185,473,745
                                           2007  1.187   1.525  209,736,140
                                           2006  1.147   1.187  211,121,130
                                           2005     --      --           --
      Money Market I Fund (Division 6)     2010  2.129   2.109  139,892,360
                                           2009  2.144   2.129  148,465,945
                                           2008  2.119   2.144  179,084,738
                                           2007  2.044   2.119  164,860,982
                                           2006  1.973   2.044  147,203,713
                                           2005  1.940   1.973  128,654,836
                                           2004  1.944   1.940  129,467,234


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
                                            2003 1.952   1.944   161,634,525
                                            2002 1.947   1.952   205,010,837
                                            2001 1.897   1.947   224,050,426
      Nasdaq-100 Index Fund
       (Division 46)                        2010 0.515   0.610   152,993,906
                                            2009 0.334   0.515   159,058,882
                                            2008 0.587   0.334   131,648,872
                                            2007 0.500   0.587   138,820,333
                                            2006 0.473   0.500   134,541,571
                                            2005 0.472   0.473   153,359,003
                                            2004 0.433   0.472   176,444,590
                                            2003 0.293   0.433   176,475,089
                                            2002 0.479   0.293    76,610,720
                                            2001 0.717   0.479    40,571,277
      Science & Technology Fund
       (Division 17)                        2010 2.356   2.848   221,693,654
                                            2009 1.438   2.356   245,097,631
                                            2008 2.689   1.438   257,209,740
                                            2007 2.308   2.689   292,041,687
                                            2006 2.202   2.308   349,489,774
                                            2005 2.153   2.202   433,689,791
                                            2004 2.157   2.153   535,595,406
                                            2003 1.439   2.157   622,810,395
                                            2002 2.430   1.439   597,759,509
                                            2001 4.173   2.430   611,628,753
      Small Cap Aggressive Growth Fund
       (Division 86)                        2010 1.028   1.300    52,542,913
                                            2009 0.678   1.028    51,663,514
                                            2008 1.152   0.678    43,117,503
                                            2007 1.017   1.152    48,974,593
                                            2006 1.003   1.017    38,558,384
                                            2005    --      --            --
      Small Cap Fund (Division 18)          2010 2.214   2.839    95,934,679
                                            2009 1.742   2.214   105,352,371
                                            2008 2.676   1.742   117,886,782
                                            2007 2.881   2.676   138,219,053
                                            2006 2.685   2.881   170,990,484
                                            2005 2.526   2.685   205,943,433
                                            2004 2.144   2.526   238,208,574
                                            2003 1.588   2.144   268,362,373
                                            2002 2.093   1.588   276,885,630
                                            2001 2.226   2.093   299,564,434
      Small Cap Index Fund (Division 14)    2010 3.121   3.910   178,158,043
                                            2009 2.458   3.121   166,837,395
                                            2008 3.789   2.458   206,050,238
                                            2007 3.901   3.789   248,987,688
                                            2006 3.338   3.901   238,851,921
                                            2005 3.233   3.337   219,709,484
                                            2004 2.770   3.233   173,418,721
                                            2003 1.910   2.770   134,607,266
                                            2002 2.437   1.910   100,628,024
                                            2001 2.413   2.437    93,009,856
      Small Cap Special Values Fund
       (Division 84)                        2010 0.858   1.033   149,043,435
                                            2009 0.659   0.858   162,861,427
                                            2008 1.032   0.659   178,261,651
                                            2007 1.159   1.032   211,527,802
                                            2006 1.044   1.159   260,743,531
                                            2005    --      --            --
      Small-Mid Growth Fund (Division 85)   2010 0.844   1.055    80,819,723
                                            2009 0.605   0.844    85,290,921
                                            2008 1.014   0.605    88,644,708
                                            2007 1.054   1.014    98,751,123
                                            2006 1.015   1.054   124,969,528
                                            2005    --      --            --
      Stock Index Fund (Division 10)        2010 4.530   5.144   480,739,224
                                            2009 3.627   4.530   435,420,314
                                            2008 5.834   3.627   520,561,748
                                            2007 5.606   5.834   641,546,116
                                            2006 4.906   5.606   692,630,109
                                            2005 4.739   4.906   722,006,187
                                            2004 4.332   4.739   733,344,085
                                            2003 3.413   4.332   756,956,966

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
                                              2002 4.444   3.413   738,928,811
                                              2001 5.113   4.444   772,475,516
    Value Fund (Division 74)                  2010 1.104   1.256    71,524,774
                                              2009 0.836   1.104    89,461,814
                                              2008 1.459   0.836    99,631,010
                                              2007 1.387   1.459    55,860,982
                                              2006 1.204   1.387    47,029,448
                                              2005 1.143   1.204   106,759,435
                                              2004 0.993   1.143     5,566,386
                                              2003 0.796   0.993     3,243,907
                                              2002 1.000   0.796     1,907,257
                                              2001    --   1.000
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2010 1.695   1.951    66,017,184
                                              2009 1.322   1.695    51,661,244
                                              2008 1.987   1.322    43,700,400
                                              2007 1.824   1.987    38,013,516
                                              2006 1.612   1.824    29,919,644
                                              2005 1.451   1.612    21,755,930
                                              2004 1.289   1.451    19,008,640
                                              2003 1.004   1.289    16,342,363
                                              2002 1.240   1.004    11,558,922
                                              2001 1.428   1.240     8,479,357
    Capital Appreciation Fund (Division 39)   2010 0.867   0.984    23,528,273
                                              2009 0.660   0.867    25,414,079
                                              2008 1.192   0.660    27,906,873
                                              2007 1.001   1.192    22,564,438
                                              2006 0.955   1.001     6,847,976
                                              2005 0.930   0.955     7,173,328
                                              2004 0.858   0.930     7,749,417
                                              2003 0.686   0.858     7,347,981
                                              2002 0.998   0.686     5,866,302
                                              2001 1.281   0.998     4,597,267
    Conservative Growth Lifestyle Fund
     (Division 50)                            2010 1.837   2.068    37,681,320
                                              2009 1.531   1.837    25,909,997
                                              2008 1.888   1.531    24,222,869
                                              2007 1.776   1.888    22,356,559
                                              2006 1.632   1.776    17,055,833
                                              2005 1.548   1.632    15,152,237
                                              2004 1.429   1.548    13,226,075
                                              2003 1.229   1.429    11,189,541
                                              2002 1.304   1.229     7,989,699
                                              2001 1.337   1.304     7,345,651
    Core Bond Fund (Division 58)              2010 1.584   1.723   114,248,819
                                              2009 1.376   1.584    70,040,116
                                              2008 1.456   1.376    64,810,715
                                              2007 1.412   1.456   117,713,661
                                              2006 1.356   1.412    51,359,802
                                              2005 1.337   1.356    27,520,001
                                              2004 1.285   1.337    22,213,550
                                              2003 1.245   1.285    13,199,419
                                              2002 1.152   1.245     9,930,525
                                              2001 1.087   1.152     5,667,850
    High Yield Bond Fund (Division 60)        2010 1.773   1.997    85,272,412
                                              2009 1.245   1.773    86,815,233
                                              2008 1.825   1.245    86,682,126
                                              2007 1.812   1.825    89,538,441
                                              2006 1.626   1.812    57,954,424
                                              2005 1.527   1.626    44,238,174
                                              2004 1.328   1.527    39,464,716
                                              2003 1.029   1.328    31,141,647
                                              2002 1.056   1.029    11,554,260
                                              2001 1.004   1.056     8,434,842
    International Small Cap Equity Fund
     (Division 33)                            2010 1.577   1.878   292,442,561
                                              2009 1.265   1.577   316,175,936
                                              2008 2.175   1.265   329,905,870


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
                                            2007 2.071   2.175   284,895,727
                                            2006 1.735   2.071   233,726,830
                                            2005 1.350   1.735   121,703,328
                                            2004 1.140   1.350    15,045,345
                                            2003 0.897   1.140    15,336,882
                                            2002 1.094   0.897     9,751,067
                                            2001 1.361   1.094     5,523,146
      Large Cap Value Fund (Division 40)    2010 1.481   1.704    78,649,042
                                            2009 1.354   1.481    85,633,772
                                            2008 2.156   1.354    92,838,525
                                            2007 2.108   2.156   136,506,465
                                            2006 1.791   2.108   114,682,334
                                            2005 1.657   1.791    25,083,084
                                            2004 1.471   1.657    22,466,486
                                            2003 1.162   1.471    19,554,529
                                            2002 1.331   1.162    11,615,338
                                            2001 1.365   1.331     5,319,745
      Mid Cap Growth Fund (Division 37)     2010 1.121   1.360   102,450,795
                                            2009 0.786   1.121   142,960,243
                                            2008 1.484   0.786   148,636,778
                                            2007 1.312   1.484    50,257,714
                                            2006 1.149   1.312    37,682,153
                                            2005 1.041   1.149    35,768,812
                                            2004 0.931   1.041    38,665,585
                                            2003 0.677   0.931    38,639,597
                                            2002 0.978   0.677    28,059,999
                                            2001 1.417   0.978    18,834,319
      Mid Cap Value Fund (Division 38)      2010 2.821   3.421   114,350,420
                                            2009 2.078   2.821   112,883,236
                                            2008 3.415   2.078   120,463,020
                                            2007 3.347   3.415   107,756,457
                                            2006 2.888   3.347    99,345,096
                                            2005 2.660   2.888    87,198,782
                                            2004 2.305   2.660    73,553,326
                                            2003 1.620   2.305    53,467,855
                                            2002 1.897   1.620    38,928,162
                                            2001 1.947   1.897    27,418,727
      Moderate Growth Lifestyle Fund
       (Division 49)                        2010 1.827   2.083    96,175,029
                                            2009 1.460   1.827    74,992,233
                                            2008 1.992   1.460    68,593,574
                                            2007 1.844   1.992    58,572,778
                                            2006 1.673   1.844    44,694,888
                                            2005 1.551   1.673    37,159,710
                                            2004 1.406   1.551    31,312,396
                                            2003 1.148   1.406    24,012,378
                                            2002 1.291   1.148    16,964,088
                                            2001 1.379   1.291    12,680,095
      Money Market II Fund (Division 44)    2010 1.274   1.264   106,677,105
                                            2009 1.279   1.274   135,451,933
                                            2008 1.260   1.279   195,844,578
                                            2007 1.213   1.260   223,310,298
                                            2006 1.169   1.213   156,300,640
                                            2005 1.146   1.169    55,418,724
                                            2004 1.146   1.146    47,203,913
                                            2003 1.147   1.146    48,507,704
                                            2002 1.141   1.147    55,192,758
                                            2001 1.109   1.141    42,669,882
      Small Cap Growth Fund (Division 35)   2010 1.292   1.715    31,659,159
                                            2009 0.945   1.292    26,637,546
                                            2008 1.677   0.945    25,128,636
                                            2007 1.624   1.677    24,916,073
                                            2006 1.488   1.624    23,403,119
                                            2005 1.431   1.488    23,026,702
                                            2004 1.300   1.431    23,436,506
                                            2003 0.898   1.300    21,201,957
                                            2002 1.347   0.898    12,177,837
                                            2001 1.781   1.347     7,360,232

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Value Fund (Division 36)        2010 1.964   2.452   146,284,682
                                              2009 1.593   1.964   150,377,564
                                              2008 2.284   1.593   117,524,519
                                              2007 2.474   2.284    75,988,731
                                              2006 2.098   2.474    51,628,606
                                              2005 1.981   2.098    33,942,615
                                              2004 1.672   1.981    36,447,218
                                              2003 1.210   1.672    26,691,411
                                              2002 1.392   1.210    23,443,070
                                              2001 1.310   1.392    13,710,867
    Socially Responsible Fund (Division 41)   2010 1.229   1.398   476,195,949
                                              2009 0.947   1.229   537,168,008
                                              2008 1.528   0.947   567,706,671
                                              2007 1.481   1.528   569,830,560
                                              2006 1.290   1.481   285,730,988
                                              2005 1.249   1.290    92,619,529
                                              2004 1.145   1.249    66,177,719
                                              2003 0.899   1.145     3,134,200
                                              2002 1.182   0.899     2,009,798
                                              2001 1.349   1.182     1,579,023
    Strategic Bond Fund (Division 59)         2010 2.047   2.256   145,727,132
                                              2009 1.637   2.047   132,844,492
                                              2008 1.922   1.637   128,930,853
                                              2007 1.860   1.922   134,462,026
                                              2006 1.726   1.860   101,694,271
                                              2005 1.658   1.726    73,060,919
                                              2004 1.510   1.658    48,488,686
                                              2003 1.274   1.510    29,922,875
                                              2002 1.204   1.274    13,615,201
                                              2001 1.097   1.204     8,634,572
  PUBLIC FUNDS
  SunAmerica 2015 High Watermark
   (Division 81)                              2010 1.088   1.145    19,243,300
                                              2009 1.106   1.088    23,230,880
                                              2008 1.176   1.106    24,047,509
                                              2007 1.125   1.176    21,384,156
                                              2006 1.031   1.125    21,348,111
                                              2005 1.000   1.031    17,558,738
  SunAmerica 2020 High Watermark
   (Division 82)                              2010 0.915   0.983    13,188,933
                                              2009 0.987   0.915    11,459,016
                                              2008 1.193   0.987    10,635,507
                                              2007 1.142   1.193     9,628,949
                                              2006 1.043   1.142     8,522,965
                                              2005 1.000   1.043     6,497,562
  Ariel Appreciation Fund (Division 69)       2010 1.631   1.931   112,032,561
                                              2009 1.011   1.631   118,116,686
                                              2008 1.723   1.011   125,837,892
                                              2007 1.765   1.723   149,402,054
                                              2006 1.607   1.765   179,015,204
                                              2005 1.577   1.607   221,437,590
                                              2004 1.408   1.577   229,890,934
                                              2003 1.086   1.408   206,608,880
                                              2002 1.224   1.086   158,623,399
                                              2001 1.063   1.224    67,080,699
  Ariel Fund (Division 68)                    2010 1.590   1.983   142,222,168
                                              2009 0.983   1.590   145,696,578
                                              2008 1.918   0.983   151,912,178
                                              2007 1.971   1.918   179,090,018
                                              2006 1.804   1.971   203,597,513
                                              2005 1.805   1.804   248,747,221
                                              2004 1.495   1.805   238,319,819
                                              2003 1.179   1.495   164,155,846
                                              2002 1.257   1.179   113,898,765
                                              2001 1.111   1.257    39,549,061
  Lou Holland Growth Fund (Division 70)       2010 0.927   1.047    20,565,906
                                              2009 0.674   0.927    20,271,834
                                              2008 1.044   0.674    16,563,913
                                              2007 0.964   1.044    18,146,308
                                              2006 0.925   0.964    22,185,106
                                              2005 0.942   0.925    28,082,034
                                              2004 0.856   0.942    29,569,648
                                              2003 0.677   0.856    27,447,905
                                              2002 0.871   0.677    13,601,001
                                              2001 0.928   0.871     3,980,579


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
    Vanguard LifeStrategy Conservative
     Growth Fund (Division 54)              2010 1.456   1.598    31,863,845
                                            2009 1.259   1.456    29,267,705
                                            2008 1.585   1.259    29,098,257
                                            2007 1.500   1.585    28,505,070
                                            2006 1.373   1.500    24,932,287
                                            2005 1.331   1.373    23,620,566
                                            2004 1.247   1.331    21,191,862
                                            2003 1.084   1.247    15,549,861
                                            2002 1.159   1.084    10,459,117
                                            2001 1.174   1.159     6,514,468
    Vanguard LifeStrategy Growth Fund
     (Division 52)                          2010 1.371   1.558    79,140,490
                                            2009 1.110   1.371    75,530,156
                                            2008 1.714   1.110    71,279,560
                                            2007 1.615   1.714    65,934,408
                                            2006 1.408   1.615    54,454,410
                                            2005 1.334   1.408    46,018,176
                                            2004 1.200   1.334    39,074,462
                                            2003 0.945   1.200    29,501,426
                                            2002 1.137   0.945    20,497,136
                                            2001 1.264   1.137    13,888,206
    Vanguard LifeStrategy Moderate Growth
     Fund (Division 53)                     2010 1.436   1.606    82,593,652
                                            2009 1.208   1.436    77,302,792
                                            2008 1.664   1.208    74,246,099
                                            2007 1.570   1.664    70,289,060
                                            2006 1.403   1.570    62,422,794
                                            2005 1.344   1.403    54,569,540
                                            2004 1.231   1.344    44,712,770
                                            2003 1.018   1.231    31,957,206
                                            2002 1.150   1.018    18,944,658
                                            2001 1.218   1.150    11,325,293
    Vanguard Long-Term Investment-Grade
     Fund (Division 22)                     2010 2.138   2.344    61,770,469
                                            2009 1.986   2.138    59,897,315
                                            2008 1.961   1.986    61,895,100
                                            2007 1.909   1.961    72,272,448
                                            2006 1.875   1.909    93,197,696
                                            2005 1.801   1.875    92,563,685
                                            2004 1.670   1.801    88,925,721
                                            2003 1.587   1.670    91,817,451
                                            2002 1.416   1.587    88,869,618
                                            2001 1.305   1.416    73,154,092
    Vanguard Long-Term Treasury Fund
     (Division 23)                          2010 2.205   2.378    92,190,568
                                            2009 2.533   2.205   102,397,220
                                            2008 2.088   2.533   132,267,500
                                            2007 1.931   2.088   103,943,061
                                            2006 1.917   1.931   114,020,665
                                            2005 1.816   1.917   142,074,181
                                            2004 1.712   1.816   133,787,616
                                            2003 1.685   1.712   156,141,471
                                            2002 1.458   1.685   172,217,498
                                            2001 1.412   1.458   142,496,202
    Vanguard Wellington Fund (Division 25)  2010 2.451   2.685   434,480,517
                                            2009 2.031   2.451   443,758,717
                                            2008 2.646   2.031   477,990,784
                                            2007 2.473   2.646   509,447,867
                                            2006 2.179   2.473   488,943,410
                                            2005 2.065   2.179   480,789,133
                                            2004 1.881   2.065   456,537,648
                                            2003 1.577   1.881   418,314,508
                                            2002 1.715   1.577   369,219,080
                                            2001 1.667   1.715   335,336,029
    Vanguard Windsor II Fund (Division 24)  2010 2.077   2.268   488,978,581
                                            2009 1.655   2.077   531,346,036
                                            2008 2.648   1.655   530,919,431
                                            2007 2.623   2.648   522,891,970
                                            2006 2.246   2.623   552,878,216
                                            2005 2.125   2.246   565,988,092
                                            2004 1.819   2.125   528,124,696
                                            2003 1.416   1.819   505,959,163
                                            2002 1.724   1.416   461,319,939
                                            2001 1.808   1.724   442,850,924

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."


RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct insurance charges of up to 1.25% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

LIVING BENEFITS: You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect either Living Benefit on or after your original Contract issue date (the "Endorsement Date"). The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The Death Benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.


On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.


On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of AIG Common Stock on the open market. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.


AMERICAN HOME ASSURANCE COMPANY


The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.


Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.


ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Sixty Divisions are

--------------------------------------------------------------------------------

available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the 1940 Act. Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended
(the "1933 Act").


VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.


UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of The Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the Statement of Additional Information.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.


The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. Agents will receive commissions of up to .85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, agents may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, agents will receive up to a 1% commission and a ..03% annual trail. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.


FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned. The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns that are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a fixed account option
                                  will receive a current rate of
                                  interest. There are limitations on
                                  transfers out of this option. If you
                                  transfer assets from Fixed Account Plus
                                  to another investment option, any
                                  assets transferred back into Fixed
                                  Account Plus within 90 days will
                                  receive a different rate of interest,
                                  than that paid for new Purchase
                                  Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS


The Contracts enable you to participate in Divisions that represent Variable Account Options, shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK or IncomeLOCK Plus, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred Nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the Nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.


The Variable Account Options shown below include a brief description of each Fund, including its investment objective. We

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

also show the investment adviser for each Fund, and investment sub-adviser, if applicable. PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT STRATEGY AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing more than 20% of an investor's total retirement savings in any one company or industry may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides many plan sponsors and participants with helpful information about the importance of diversification at: www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. is affiliated with the adviser, VALIC, due to common ownership.


VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
 ------------------------                          --------------------                             -----------------------
SunAmerica                 Each High Watermark Fund seeks capital appreciation to the extent     Adviser: SunAmerica Asset
2015 High Watermark Fund*  consistent with preservation of capital investment gains in order to  Management Corp.
                           have a net asset value ("NAV") on its Protected Maturity Date at
SunAmerica                 least equal to the Protected High Watermark Value. Each High          Sub-Adviser: Trajectory Asset
2020 High Watermark Fund   Watermark Fund seeks high total return as a secondary objective.      Management LLC

                           If you hold your Variable Investment Option Units until the
                           Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
                           Watermark Fund reaching this value, and any extraordinary
                           expenses, and increased by appreciation in share value
                           subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

                           The Protected Maturity Date for each High Watermark Fund is:
                           2015 High Watermark Fund            August 31, 2015
                           2020 High Watermark Fund            August 31, 2020

                           If you may need access to your money at any point prior to the
                           Protected Maturity Date, you should consider the
                           appropriateness of investing in the High Watermark Funds.
                           Investors who redeem before the Protected Maturity Date will receive the current Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the initial investment.

                           An investment in the High Watermark Funds may not be
                           appropriate for persons enrolled in GPS and GPA, investment advisory products offered by VALIC Financial Advisors, Inc.

--------
* closed to new investments

--------------------------------------------------------------------------------


    VARIABLE ACCOUNT OPTIONS                              INVESTMENT OBJECTIVE
    ------------------------                              --------------------
Ariel Appreciation Fund -- a      Seeks long-term appreciation by investing in undervalued
series of Ariel Investment Trust  companies that show strong potential growth. The fund invests primarily in stocks of companies with market capitalizations between $2.5 Billion and $15 billion measured at the time of purchase.

Ariel Fund -- a series of Ariel   Seeks long-term appreciation by investing in undervalued
Investment Trust                  companies that show strong potential growth. The fund invests primarily in stocks of companies with market capitalizations between $1 billion and $5 billion measured at the time of
                                  purchase.

Lou Holland Growth Fund           The fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration. The fund will invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Vanguard LifeStrategy             Seeks to provide current income and low to moderate capital
Conservative Growth Fund          appreciation. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 40% of assets to bonds, 20% to short-
                                  term fixed income investments, and 40% to common stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Vanguard LifeStrategy             Seeks to provide capital appreciation and some current income.
Growth Fund                       This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds.
                                  The fund's indirect stock holdings consist substantially of large-
                                  cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.
                                  stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S.
                                  government, U.S. agency, and investment-grade corporate
                                  bonds, as well as mortgage-backed and asset-backed securities.

Vanguard LifeStrategy             Seeks to provide capital appreciation and a low to moderate
Moderate Growth Fund              level of current income. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to common stocks and 40% to bonds. The fund's indirect stock
                                  holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-
                                  backed and asset-backed securities.

Vanguard Long-Term                Seeks to provide a high and sustainable level of current income
Investment-Grade Fund             by investing in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.


                        INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
                        --------------------                            -----------------------
Seeks long-term appreciation by investing in undervalued              Adviser: Ariel
companies that show strong potential growth. The fund invests         Investments, LLC
primarily in stocks of companies with market capitalizations between $2.5 Billion and $15 billion measured at the time of purchase.

Seeks long-term appreciation by investing in undervalued              Adviser: Ariel
companies that show strong potential growth. The fund invests         Investments, LLC
primarily in stocks of companies with market capitalizations between $1 billion and $5 billion measured at the time of
purchase.

The fund primarily seeks long-term growth of capital. The receipt     Adviser: Holland Capital
of dividend income is a secondary consideration. The fund will        Management, LLC
invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Seeks to provide current income and low to moderate capital           The fund does not employ an
appreciation. This is a fund of funds, investing in other Vanguard    investment adviser. Instead,
mutual funds according to a fixed formula that typically results      the fund's Board of Trustees
in an allocation of about 40% of assets to bonds, 20% to short-       decides how to allocate the
term fixed income investments, and 40% to common stocks.              fund's assets among the
The fund's indirect bond holdings are a diversified mix of short-,    underlying funds.
intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Seeks to provide capital appreciation and some current income.        The fund does not employ an
This is a fund of funds, investing in other Vanguard mutual funds     investment adviser. Instead,
according to a fixed formula that typically results in an allocation  the fund's Board of Trustees
of about 80% of assets to common stocks and 20% to bonds.             decides how to allocate the
The fund's indirect stock holdings consist substantially of large-    fund's assets among the
cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.       underlying funds.
stocks and foreign stocks. Its indirect bond holdings are a
diversified mix of short-, intermediate- and long-term U.S.
government, U.S. agency, and investment-grade corporate
bonds, as well as mortgage-backed and asset-backed securities.

Seeks to provide capital appreciation and a low to moderate           The fund does not employ an
level of current income. This is a fund of funds, investing in        investment adviser. Instead,
other Vanguard mutual funds according to a fixed formula that         the fund's Board of Trustees
typically results in an allocation of about 60% of assets to          decides how to allocate the
common stocks and 40% to bonds. The fund's indirect stock             fund's assets among the
holdings consist substantially of large-cap U.S. stocks and, to a     underlying funds.
lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-
backed and asset-backed securities.

Seeks to provide a high and sustainable level of current income       Adviser: Wellington
by investing in a variety of high-quality and, to a lesser extent,    Management Company, LLP
medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

--------------------------------------------------------------------------------


 VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
  ------------------------                          --------------------                           -----------------------
Vanguard Long-Term           Seeks to provide a high and sustainable level of current income     Adviser: The Vanguard
Treasury Fund                by investing primarily in U.S. Treasury securities. The fund is     Group, Inc.
                             expected to maintain a dollar-weighted average maturity of 15 to 30 years.

Vanguard Wellington Fund     Seeks to provide long-term capital appreciation and reasonable      Adviser: Wellington
                             current income by investing in dividend-paying, and, to a lesser    Management Company, LLP
                             extent, non-dividend-paying common stocks of established
                             medium- and large-sized companies. In choosing these
                             companies, the Adviser seeks those that appear to be
                             undervalued but which have prospects to improve. The fund
                             also invests in investment grade corporate bonds, with some exposure to U.S. Treasury, government agency and
                             mortgage-backed securities.

Vanguard Windsor II Fund     Seeks to provide long-term capital appreciation and income. The     Advisers: Armstrong, Shaw
                             fund invests mainly in large- and mid-sized companies whose         Associates, Inc.; Barrow,
                             stocks are considered by an adviser to be undervalued.              Hanley, Mewhinney &
                                                                                                 Strauss, LLC; Hotchkis and
                                                                                                 Wiley Capital Management,
                                                                                                 LLC; Lazard Asset
                                                                                                 Management LLC; Sanders
                                                                                                 Capital, LLC; and The
                                                                                                 Vanguard Group, Inc.

VALIC COMPANY I

Asset Allocation Fund        Seeks maximum aggregate rate of return over the long-term           Adviser: VALIC
                             through controlled investment risk by adjusting its investment      Sub-Adviser: PineBridge
                             mix among stocks, long-term debt securities and short-term          Investments, LLC
                             money market securities.

Blue Chip Growth Fund        Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                             assets in the common stocks of large and medium-sized blue          Sub-Adviser: T. Rowe Price
                             chip growth companies. Income is a secondary objective.             Associates, Inc.

Broad Cap Value Income Fund  Seeks total return through capital appreciation with income as a    Adviser: VALIC
                             secondary objective by investing at least 80% of net assets         Sub-Adviser: Barrow, Hanley,
                             primarily in equity securities of U.S. large- and medium-           Mewhinney & Straus, LLC
                             capitalization companies that are undervalued.

Capital Conservation Fund    Seeks the highest possible total return consistent with the         Adviser: VALIC
                             preservation of capital through current income and capital gains    Sub-Adviser: PineBridge
                             on investments in intermediate- and long-term debt instruments      Investments, LLC
                             and other income producing securities. The fund invests, under normal circumstances, at least 75% of total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage- backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities.

Core Equity Fund             Seeks long-term growth of capital through investment primarily      Adviser: VALIC
                             in the equity securities of large-cap quality companies with long-  Sub-Adviser: BlackRock
                             term growth potential. The fund invests, under normal               Investment Management, LLC
                             circumstances, at least 80% of net assets, at the time of
                             purchase, in common stocks and related securities, including preferred stocks and convertible stocks.

--------------------------------------------------------------------------------


  VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
   ------------------------                           --------------------                           -----------------------
Dividend Value Fund            Seeks capital growth by investing at least 80% of net assets        Adviser: VALIC
                               primarily in a diversified portfolio of dividend-paying equity      Sub-Adviser: BlackRock
                               securities. Income is a secondary objective.                        Investment Management, LLC
                                                                                                   and SunAmerica Asset
                                                                                                   Management Corp.

Foreign Value Fund             Seeks long-term growth of capital by investing at least 80% of      Adviser: VALIC
                               net assets primarily in equity securities of companies located      Sub-Adviser: Templeton
                               outside the U.S., including emerging markets.                       Global Advisors Limited

Global Equity Fund             Seeks capital appreciation by investing at least 80% of net assets  Adviser: VALIC
                               primarily in equity securities of companies worldwide and of any    Sub-Adviser: BlackRock
                               market capitalization.                                              Financial Management, Inc.

Global Real Estate Fund        Seeks high total return through long-term growth of capital         Adviser: VALIC
                               and current income by investing at least 80% of net assets          Sub-Adviser: Invesco
                               primarily in a diversified portfolio of equity investments in real  Advisers, Inc. and
                               estate and real estate-related companies.                           Goldman Sachs Asset
                                                                                                   Management, L.P.

Global Social Awareness Fund   Seeks to obtain growth of capital through investment, primarily     Adviser: VALIC
                               in common stocks, in companies which meet the social criteria       Sub-Adviser: PineBridge
                               established for the fund. The fund will typically invest at least   Investments, LLC
                               80% of net assets in stocks of large capitalization companies domiciled in the U.S., Europe, Japan and other developed
                               markets. The fund does not invest in companies that are
                               significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery systems; the
                               manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the
                               production of products that have a severe impact on the
                               environment; labor relations/labor disputes; or that have
                               operations in countries with significant human rights concerns.

Global Strategy Fund           Seeks high total return by investing 50% to 80% of assets in        Adviser: VALIC
                               equity securities of companies in any country, fixed income         Sub-Adviser: Franklin
                               (debt) securities of companies and governments of any country,      Advisers, Inc. and Templeton
                               and in money market instruments.                                    Investment Counsel, LLC

Government Securities Fund     Seeks high current income and protection of capital by investing    Adviser: VALIC
                               at least 80% of net assets in intermediate- and long-term U.S.      Sub-Adviser: SunAmerica
                               government and government-sponsored debt securities.                Asset Management Corp.

Growth Fund                    Seeks long-term capital growth by using distinct investment         Adviser: VALIC
                               strategies: a growth strategy (investing primarily in larger sized  Sub-Adviser: American
                               U.S. companies); a disciplined growth strategy utilizing            Century Investment
                               quantitative management techniques; and a global growth             Management, Inc.
                               strategy (investing primarily in equity securities of issuers located in developed countries world wide including the U.S.).

Growth & Income Fund           Seeks to provide long-term growth of capital and secondarily,       Adviser: VALIC
                               current income, by investing 90% to 95% of total assets in          Sub-Adviser: SunAmerica
                               common stocks and equity-related securities.                        Asset Management Corp.

Health Sciences Fund           Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                               assets in the common stocks of companies engaged in the             Sub-Adviser: T. Rowe Price
                               research, development, production, or distribution of products or   Associates, Inc.
                               services related to health care, medicine, or the life sciences.

--------------------------------------------------------------------------------


  VARIABLE ACCOUNT OPTIONS                             INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
   ------------------------                            --------------------                            -----------------------
Inflation Protected Fund       Seeks maximum real return, consistent with appreciation of at         Adviser: VALIC
                               least 80% of net assets capital and prudent investment                Sub-Adviser: PineBridge
                               management. The fund invests in inflation-indexed fixed income        Investments, LLC
                               securities issued by U.S. and non-U.S. governments
                               and corporations.

International Equities Fund    Seeks to provide long-term growth of capital through                  Adviser: VALIC
                               investments primarily in a diversified portfolio of equity and        Sub-Adviser: PineBridge
                               equity-related securities of foreign issuers. The fund invests,       Investments, LLC
                               under normal circumstances, at least 80% of net assets in large-
                               cap stocks domiciled in developed markets located outside North
                               America, utilizing both active and passive investment strategies.

International Government       Seeks high current income through investments, at least 80% of        Adviser: VALIC
Bond Fund                      net assets, primarily in investment grade debt securities issued      Sub-Adviser: PineBridge
                               or guaranteed by foreign governments. This fund is classified as      Investments, LLC
                               "non-diversified" because it expects to invest significantly in certain foreign government securities. Also, the fund attempts to have all of its investments payable in foreign securities. The fund may convert its cash to foreign currency.

International Growth I Fund    Seeks capital growth through investments primarily in equity          Adviser: VALIC
                               securities of issuers in developed foreign countries. The Sub-        Sub-Adviser: American
                               Adviser uses an investment strategy it developed to invest in         Century Investment
                               stocks it believes will increase in value over time.                  Management, Inc., Invesco
                                                                                                     Advisers, Inc. and
                                                                                                     Massachusetts Financial
                                                                                                     Services Company

Large Cap Core Fund            Seeks capital growth with the potential for current income by         Adviser: VALIC
                               investing at least 80% of net assets in the common stocks of          Sub-Adviser: Wells Capital
                               large-sized U.S. companies (i.e., companies whose market              Management Incorporated
                               capitalization falls within the range tracked in the Russell 1000(R)
                               Index). The Sub-Adviser may invest in both growth and value-
                               oriented equity securities.

Large Capital Growth Fund      Seeks to provide long-term growth of capital by investing at least    Adviser: VALIC
                               80% of net assets in securities of large-cap companies that the       Sub-Adviser: Invesco
                               Sub-Advisers believe have the potential for above-average             Advisers, Inc. and
                               growth in revenues and earnings (i.e., companies whose market         SunAmerica Asset
                               capitalization falls within the range tracked in the Russell 1000(R)  Management Corp.
                               Index).

Mid Cap Index Fund             Seeks to provide growth of capital through investments, at least      Adviser: VALIC
                               80% of net assets, primarily in a diversified portfolio of common     Sub-Adviser: SunAmerica
                               stocks that, as a group, are expected to provide investment           Asset Management Corp.
                               results closely corresponding to the performance of the S&P
                               MidCap 400(R) Index.

Mid Cap Strategic Growth Fund  Seeks long-term capital growth by investing primarily in growth-      Adviser: VALIC
                               oriented equity securities of U.S. mid-cap companies and, to a        Sub-Adviser: Morgan Stanley
                               limited extent, foreign companies.                                    Investment Management, Inc.
                                                                                                     and RCM Capital
                                                                                                     Management, LLC

Money Market I Fund            Seeks liquidity, protection of capital and current income through     Adviser: VALIC
                               investments in short-term money market instruments.                   Sub-Adviser: SunAmerica
                                                                                                     Asset Management Corp.

--------------------------------------------------------------------------------


  VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE
   ------------------------                           --------------------
Nasdaq-100(R) Index Fund       Seeks long-term capital growth through investments, at least
                               80% of net assets, in the stocks that are included in the Nasdaq-
                               100 Index(R). The fund is a non-diversified fund, meaning that it can invest more than 5% of its assets in the stock of one
                               company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Science & Technology Fund      Seeks long-term capital appreciation through investments, at least 80% of net assets, primarily in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. Several
                               industries are likely to be included, such as electronics, communications, e-commerce, information services, media, life sciences and health care, environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology, energy equipment and services and electronic manufacturing.

Small Cap Aggressive           Seeks capital growth by investing at least 80% of net assets in
Growth Fund                    equity securities of small U.S. companies (i.e., companies whose market capitalization falls within the Russell 2000(R) Index).

Small Cap Fund                 Seeks to provide long-term capital growth by investing at least
                               80% of net assets primarily in the stocks of small companies, with market capitalizations at the time of purchase which fall 1)
                               within or below range of companies in either the current Russell
                               2000(R) or S&P SmallCap 600(R) Indices, or 2) below the three-
                               year average maximum market cap of companies in the index as of December 31 of the three preceding years.

Small Cap Index Fund           Seeks to provide growth of capital by investing at least 80% of net assets primarily in a diversified portfolio of common stocks that, as a group, the Sub-Adviser believes may provide
                               investment results closely corresponding to the performance of the Russell 2000(R) Index.

Small Cap Special Values Fund  Seeks to produce growth of capital by investing at least 80% of net assets primarily in common stocks of small U.S. companies. The
                               Sub-Advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below-average risk.

Small-Mid Growth Fund          Seeks to achieve its investment goal by investing at least 80% of net assets primarily in stocks of U.S. companies with small and medium market capitalizations that the Sub-Adviser believes have the potential for above average growth.


Stock Index Fund               Seeks long-term capital growth by investing at least 80% of net assets in common stocks that, as a group, are expected to
                               provide investment results closely corresponding to the
                               performance of the S&P 500(R) Index.

Value Fund                     Seeks long-term total return, which consists of capital
                               appreciation and income through investments primarily in
                               common stocks of companies, focusing on value stocks that the
                               Sub-Adviser believes are currently undervalued by the market.


                       INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
                       --------------------                             -----------------------
Seeks long-term capital growth through investments, at least         Adviser: VALIC
80% of net assets, in the stocks that are included in the Nasdaq-    Sub-Adviser: SunAmerica
100 Index(R). The fund is a non-diversified fund, meaning that it    Asset Management Corp.
can invest more than 5% of its assets in the stock of one
company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Seeks long-term capital appreciation through investments, at         Adviser: VALIC
least 80% of net assets, primarily in the common stocks of           Sub-Adviser: T. Rowe Price
companies that are expected to benefit from the development,         Associates, Inc., RCM Capital
advancement, and use of science and technology. Several              Management LLC and
industries are likely to be included, such as electronics,           Wellington Management
communications, e-commerce, information services, media, life        Company, LLP
sciences and health care, environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology,
energy equipment and services and electronic manufacturing.

Seeks capital growth by investing at least 80% of net assets in      Adviser: VALIC
equity securities of small U.S. companies (i.e., companies whose     Sub-Adviser: Wells Capital
market capitalization falls within the Russell 2000(R) Index).       Management Incorporated

Seeks to provide long-term capital growth by investing at least      Adviser: VALIC
80% of net assets primarily in the stocks of small companies,        Sub-Adviser: Invesco
with market capitalizations at the time of purchase which fall 1)    Advisers, Inc., T. Rowe Price
within or below range of companies in either the current Russell     Associates, Inc. and
2000(R) or S&P SmallCap 600(R) Indices, or 2) below the three-       Bridgeway Capital
year average maximum market cap of companies in the index as         Management, Inc.
of December 31 of the three preceding years.

Seeks to provide growth of capital by investing at least 80% of      Adviser: VALIC
net assets primarily in a diversified portfolio of common stocks     Sub-Adviser: SunAmerica
that, as a group, the Sub-Adviser believes may provide               Asset Management Corp.
investment results closely corresponding to the performance of the Russell 2000(R) Index.

Seeks to produce growth of capital by investing at least 80% of net  Adviser: VALIC
assets primarily in common stocks of small U.S. companies. The       Sub-Adviser: Dreman Value
Sub-Advisers look for significantly undervalued companies that       Management, LLC and Wells
they believe have the potential for above-average appreciation with  Capital Management
below-average risk.                                                  Incorporated

Seeks to achieve its investment goal by investing at least 80% of    Adviser: VALIC
net assets primarily in stocks of U.S. companies with small and      Sub-Adviser: Wells Capital
medium market capitalizations that the Sub-Adviser believes          Management Incorporated
have the potential for above average growth.                         and Century Capital
                                                                     Management, LLC

Seeks long-term capital growth by investing at least 80% of net      Adviser: VALIC
assets in common stocks that, as a group, are expected to            Sub-Adviser: SunAmerica
provide investment results closely corresponding to the              Asset Management Corp.
performance of the S&P 500(R) Index.

Seeks long-term total return, which consists of capital              Adviser: VALIC
appreciation and income through investments primarily in             Sub-Adviser: Wellington
common stocks of companies, focusing on value stocks that the        Management Company, LLP
Sub-Adviser believes are currently undervalued by the market.

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS                          INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
 ------------------------                         --------------------                            -----------------------
VALIC COMPANY II

Aggressive Growth          Seeks growth through investments in a combination of the             Adviser: VALIC
Lifestyle Fund             different funds offered in VALIC Company I and VALIC                 Sub-Adviser: PineBridge
                           Company II. The indirect holdings for this fund of funds are         Investments, LLC
                           primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers.

Capital Appreciation Fund  Seeks long-term capital appreciation by investing primarily in a     Adviser: VALIC
                           broadly diversified portfolio of stocks and other equity securities  Sub-Adviser: Bridgeway
                           of U.S. companies.                                                   Capital Management, Inc.

Conservative Growth        Seeks current income and low to moderate growth of capital           Adviser: VALIC
Lifestyle Fund             through investments in a combination of the different funds          Sub-Adviser: PineBridge
                           offered in VALIC Company I and VALIC Company II. The indirect        Investments, LLC
                           holdings for this fund of funds are primarily in fixed-income securities of domestic and foreign issuers and equity securities of domestic companies.

Core Bond Fund             Seeks the highest possible total return consistent with the          Adviser: VALIC
                           conservation of capital by investing at least 80% of net assets in   Sub-Adviser: PineBridge
                           medium- to high-quality fixed income securities. These securities    Investments, LLC
                           include corporate debt securities of domestic and foreign
                           companies, securities issued or guaranteed by the U.S.
                           government, and mortgage-backed, or asset-backed securities.

High Yield Bond Fund       Seeks the highest possible total return and income consistent        Adviser: VALIC
                           with conservation of capital by investing at least 80% of net        Sub-Adviser: Wellington
                           assets in a diversified portfolio of high yielding, high risk fixed  Management Company, LLP income securities. These securities are below-investment-grade and are commonly referred to as junk bonds.

International Small Cap    Seeks to provide long-term capital appreciation by investing at      Adviser: VALIC
Equity Fund                least 80% of net assets in equity and equity-related securities of   Sub-Adviser: PineBridge
                           small cap companies throughout the world, excluding the U.S.         Investments, LLC and Invesco
                                                                                                Advisers, Inc.

Large Cap Value Fund       Seeks to provide total returns that exceed over time the Russell     Adviser: VALIC
                           1000(R) Value Index by investing at least 80% of net assets in       Sub-Adviser: The Boston
                           equity securities of large market capitalization companies traded    Company Asset Management,
                           in the U.S. The Russell 1000(R) Value Index is a sub-index of the    LLC and Janus Capital
                           Russell 3000(R) Index, which follows the 3,000 largest U.S.          Management, LLC
                           companies, based on total market capitalization.

Mid Cap Growth Fund        Seeks long-term capital appreciation principally by investing at     Adviser: VALIC
                           least 80% of net assets in medium-capitalization equity              Sub-Adviser: Columbia
                           securities, such as common and preferred stocks and securities       Management Investment
                           convertible into common stocks. The Sub-Adviser defines mid-         Advisers, LLC
                           sized companies as companies that are included in the Russell
                           MidCap(R) Index.

Mid Cap Value Fund         Seeks capital growth, by investing at least 80% of net assets in     Adviser: VALIC
                           equity securities of medium capitalization companies using a         Sub-Adviser: Nuveen Asset
                           value-oriented investment approach. Mid-capitalization               Management, LLC,
                           companies include companies with a market capitalization             Tocqueville Asset
                           equaling or exceeding $500 million, but not exceeding the largest    Management, L.P. and
                           market capitalization of the Russell MidCap(R) Index range.          Wellington Management
                                                                                                Company, LLP

--------------------------------------------------------------------------------


   VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
   ------------------------                            --------------------                           -----------------------
Moderate Growth Lifestyle Fund  Seeks growth and current income through investments in a            Adviser: VALIC
                                combination of the different funds offered in VALIC Company I       Sub-Adviser: PineBridge
                                and VALIC Company II. This fund of funds indirect holdings are      Investments, LLC
                                primarily in domestic and foreign fixed-income securities and equity securities of domestic large-capitalization companies.

Money Market II Fund            Seeks liquidity, protection of capital and current income through   Adviser: VALIC
                                investments in short-term money market instruments.                 Sub-Adviser: SunAmerica
                                                                                                    Asset Management Corp.

Small Cap Growth Fund           Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                                assets primarily in the equity securities of small companies that   Sub-Adviser: JPMorgan
                                the Sub-Adviser determines have a history of above-average          Investment Management Inc.
                                growth or that it believes are expected to have above-average growth. Small cap companies are companies with market caps at the time of purchase, equal to or less than the largest company in the Russell 2000(R) Index during most recent 12-month period.

Small Cap Value Fund            Seeks to provide maximum long-term return, consistent with          Adviser: VALIC
                                reasonable risk to principal, by investing at least 80% of net      Sub-Adviser: JPMorgan
                                assets primarily in securities of small-capitalization companies    Investment Management Inc.,
                                that the Sub-Advisers believe are undervalued. Small-cap            SunAmerica Asset
                                companies are companies whose market capitalization is equal to     Management Corp. and
                                or less than the largest company in the Russell 2000(R) Index       Metropolitan West Capital
                                during the most recent 12-month period.                             Management, LLC

Socially Responsible Fund       Seeks to obtain growth of capital by investing at least 80% of net  Adviser: VALIC
                                assets, primarily in equity securities, of U.S. companies which     Sub-Adviser: SunAmerica
                                meet the social criteria established for the fund. The fund does    Asset Management Corp.
                                not invest in companies that are significantly engaged in the production of nuclear energy; the manufacture of weapons or delivery systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the production of products that significantly pollute the environment; labor relations/labor disputes; or significant workplace violations.

Strategic Bond Fund             Seeks the highest possible total return and income consistent       Adviser: VALIC
                                with conservation of capital through investment in a diversified    Sub-Adviser: PineBridge
                                portfolio of income producing securities. The fund invests at       Investments, LLC
                                least 80% of net assets in a broad range of fixed-income
                                securities, including investment-grade bonds, U.S. government and agency obligations, mortgage-backed securities, and U.S.,
                                Canadian, and foreign high risk, high yield bonds.



The Core Value Fund changed its name to the Dividend Value Fund on June 7, 2010. A detailed description of the fees, investment objective, strategy, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available at www.valic.com.


PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

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ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000.00. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.


When an initial Purchase Payment is accompanied by an application, we will promptly:


  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or


Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.


If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

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If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Note that the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "General Information" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

              Value of Your Fixed Account Options*
          =   (EQUALS)
              All Purchase Payments made to the Fixed Account Options

         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "General Information, Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the separate account charges, the Purchase Unit Value will decrease. In the case of negative yields, your investment in the Money Market I or II Fund will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

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Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the IncomeLOCK or IncomeLOCK Plus programs; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.


OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect a Living Benefit on or after your original Contract issue date (the "Endorsement Date"), subject to certain age requirements. You may elect to have the Living Benefit cover only your life (IncomeLOCK or IncomeLOCK Plus) or the lives of both you and your spouse (IncomeLOCK Plus only).

The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefits. You could pay for these features and not need to use them. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by these Living Benefits.

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Below is a high level summary of the optional Living Benefits offered in your
Contract, including a table summarizing the applicable features and components of each Living Benefit.

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65th birthday to take your first withdrawal under the program.


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, you could be eligible for the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date. You may begin taking withdrawals as early as age 45 at 5%, 5.5% or 6%, depending on the Income Credit option selected and the number of persons covered under the benefit (see table below). In addition, if your Account Value is reduced to zero, you will still benefit from the Protected Income Payment, which guarantees annual income of 4% for life (or 3% if withdrawals began before age 65). Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).


LIVING BENEFIT OPTIONS -- SUMMARY

-------------------------------------------------------------------------------------------------------------------------
FEATURE                   INCOMELOCK                               INCOMELOCK +6                  INCOMELOCK +8
-------                   ----------                               -------------                  -------------
-------------------------------------------------------------------------------------------------------------------------
LIVES COVERED             You                              You and your spouse            You and your spouse
-------------------------------------------------------------------------------------------------------------------------
INCOME CREDIT PERCENTAGE  Not applicable                   6% reduced for withdrawals     8% in years there are no
                                                           each year (available for the   withdrawals (available for the
                                                           first 12 Benefit Years)        first 12 Benefit Years)
-------------------------------------------------------------------------------------------------------------------------

MAXIMUM ANNUAL            Before 5th Benefit Year          One Covered Person: 6%         One Covered Person: 5.5%
WITHDRAWAL PERCENTAGE     anniversary: 5%                  Two Covered Persons: 5.5%      Two Covered Persons: 5%

                          On or after 5th Benefit Year
                          anniversary: 7%

                          On or after 10th Benefit Year
                          anniversary: 10%

                          On or after 20th Benefit Year
                          anniversary: 10%

                          On or after the Benefit
                          Anniversary following your 65th
                          birthday (for lifetime
                          withdrawals): 5%
-------------------------------------------------------------------------------------------------------------------------

PROTECTED INCOME          No Reduction to the Maximum      Age 45-64 at First             Age 45-64 at First
PAYMENT PERCENTAGE        Annual Withdrawal Amount         Withdrawal: 3%                 Withdrawal: 3%
                                                           Age 65+ at First               Age 65+ at First
                                                           Withdrawal: 4%                 Withdrawal: 4%
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        Not applicable                   Available on the 12th Benefit  Available on the 12th Benefit
INCOME BASE                                                Anniversary if no withdrawals  Anniversary if no withdrawals
                                                           were taken                     were taken
-------------------------------------------------------------------------------------------------------------------------

See "IncomeLOCK" and "IncomeLOCK Plus" below for a more detailed discussion of each of these Living Benefit options.

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Investment Restrictions


As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.



                                INVESTMENT RESTRICTIONS
      INVESTMENT         ---------------------------------------
         GROUP            INCOMELOCK       INCOMELOCK PLUS      VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Group A: Bond, Cash and  20%-Minimum   30%*-Minimum             Fixed Account Plus
Fixed Accounts                                                  Short-Term Fixed Account
                         100%-Maximum  100%-Maximum             Capital Conservation Fund
                                                                Core Bond Fund
                                       *15% of each             Government Securities Fund
                                       investment, including    Inflation Protected Fund
                                       Ineligible Purchase      International Government Bond Fund
                                       Payments (if any), is    Money Market I Fund
                                       automatically allocated  Money Market II Fund
                                       to Fixed Account Plus    Strategic Bond Fund
                                       for as long as           Vanguard Long-Term Investment Grade Fund
                                       IncomeLOCK Plus          Vanguard Long-Term Treasury Fund
                                       remains in effect. (See
                                       also IMPORTANT
                                       NOTE FOR
                                       INCOMELOCK PLUS
                                       below.)
---------------------------------------------------------------------------------------------------------------

Group B: Equity Maximum  0%-Minimum    0%-Minimum               Aggressive Growth Lifestyle Fund
                                                                Asset Allocation Fund
                         70%-Maximum   70%-Maximum              Blue Chip Growth
                                                                Broad Cap Value Income Fund
                                                                Capital Appreciation Fund
                                                                Conservative Growth Lifestyle Fund
                                                                Core Equity Fund
                                                                Dividend Value Fund
                                                                Foreign Value Fund
                                                                Global Equity Fund
                                                                Global Social Awareness Fund
                                                                Global Strategy Fund
                                                                Growth Fund
                                                                Growth & Income Fund
                                                                High Yield Bond Fund
                                                                International Equities Fund
                                                                International Growth I Fund
                                                                Large Cap Core Fund
                                                                Large Capital Growth Fund
                                                                Large Cap Value Fund
                                                                Lou Holland Growth Fund
                                                                Mid Cap Index Fund
                                                                Mid Cap Value Fund
                                                                Moderate Growth Lifestyle Fund
                                                                Socially Responsible Fund
                                                                Stock Index Fund
                                                                Value Fund
                                                                Vanguard LifeStrategy Conservative Growth Fund
                                                                Vanguard LifeStrategy Growth Fund
                                                                Vanguard LifeStrategy Moderate Growth Fund
                                                                Vanguard Wellington Fund
                                                                Vanguard Windsor II Fund

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
                           INVESTMENT RESTRICTIONS
      INVESTMENT         ------------------------------
         GROUP           INCOMELOCK   INCOMELOCK PLUS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        ------------------------------
Group C: Limited Equity  0%-Minimum    0%-Minimum           Ariel Appreciation Fund
                                                            Ariel Fund
                         10%-Maximum   10%-Maximum          Global Real Estate Fund
                                                            Health Sciences Fund
                                                            International Small Cap Equity Fund
                                                            Mid Cap Growth Fund
                                                            Mid Cap Strategic Growth Fund
                                                            Nasdaq-100(R) Index Fund
                                                            Science and Technology Fund
                                                            Small Cap Aggressive Growth Fund
                                                            Small Cap Fund
                                                            Small Cap Growth Fund
                                                            Small Cap Index Fund
                                                            Small Cap Special Values Fund
                                                            Small Cap Value Fund
                                                            Small-Mid Growth Fund


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2015 High Watermark Fund (Not available for
new investments effective 2/12/2010.)
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund
-------------------------------------------------------

--------

* IMPORTANT NOTE FOR INCOMELOCK PLUS: If you choose IncomeLOCK Plus, we will automatically allocate 15% of each purchase payment to Fixed Account Plus, one of the guaranteed fixed investment options available under your Contract. This automatic allocation counts against the 30% of your investments that must be allocated to Group A (Bond, Cash and Fixed Accounts). Pursuant to this requirement, if IncomeLOCK Plus is selected at Contract issue, we will automatically allocate to Fixed Account Plus 15% of your initial purchase payment and each purchase payment you make thereafter. If IncomeLOCK Plus is selected after Contract issue, your Account Value on the Endorsement Date is considered the initial purchase payment for this purpose and we will therefore automatically allocate to Fixed Account Plus 15% of such Account Value and each purchase payment you make thereafter. This automatic allocation to Fixed Account Plus applies to all purchase payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The 15% automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request the entire amount of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value. In addition, we will not rebalance the automatic allocation to Fixed Account Plus under the required automatic asset quarterly rebalancing program described below.


We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or systematic withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit Option is cancelled or terminated and the

--------------------------------------------------------------------------------

Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. The company may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. The company will notify you of any changes to the investment requirements.

Additional Important Information Applicable to Both Optional Living Benefits

The Living Benefits are not available if you have an outstanding loan under the Contract. If you elect to take a loan after the Endorsement Date and while either Living Benefit is still in effect, we will automatically terminate the Benefit. IF YOU ELECT A LIVING BENEFIT AND THEN TAKE A LOAN AFTER THE ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THESE FEATURES.


Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.


Any withdrawals taken may be subject to a 10% IRS penalty tax if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the required minimum distributions ("RMD") determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK and IncomeLOCK Plus may be elected any time, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.


Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK


The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the benefit and a description of the effect of RMDs on the benefit.


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                     MAXIMUM                 MAXIMUM
                                      ANNUAL     INITIAL      ANNUAL
                                    WITHDRAWAL   MINIMUM    WITHDRAWAL
                                    PERCENTAGE  WITHDRAWAL  PERCENTAGE
                                      PRIOR    PERIOD PRIOR     IF
                                      TO ANY      TO ANY    EXTENSION
          TIME OF FIRST WITHDRAWAL  EXTENSION   EXTENSION   IS ELECTED
          ------------------------  ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary.......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary.......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary.......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary.......     10        10 Years      10
          On or after the Benefit
            Anniversary following              Life of the
            the Contract owner's                  Contract
            65th birthday..........      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in

--------------------------------------------------------------------------------

  any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK is selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including excess withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the Maximum Anniversary Value (MAV) Evaluation Period, which begins on the Endorsement Date (the date that we issue the Benefit Endorsement to your Contract) and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal amount in any Benefit Year reduce the Benefit Base by 50% or more.

--------------------------------------------------------------------------------


Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

INCOMELOCK PLUS

You may elect IncomeLOCK Plus on or after your Contract issue date (the "Endorsement Date") to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s).

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix B -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.

Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base could be increased to equal at least 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------
                      Joint Owners(1)       45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Non-Qualified:
                Joint
                Owners(1)         45       80       45       85
                ---------------------------------------------------
                Non-Qualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------

--------
(1) Based on the age of the older Owner.
(2) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

--------------------------------------------------------------------------------


  .   The older Contract Owner if jointly owned (non-qualified Contracts only)

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  .   The Contract Owner and spousal joint owner (non-qualified Contracts only)

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner(s) and the annuitant(s) must be the same persons); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner(s) and the annuitant(s) must be the same persons).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal of one of the two original Contract Owners (non-qualified Contracts);

   2. Removal or replacement of the original spousal beneficiary; and

   3. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

IncomeLOCK Plus is designed for individuals and spouses. Thus, if a Contract is owned by non-spousal joint Owners, domestic partners or same-sex spouses who jointly own a contract and either Owner dies, the full Account Value must be paid within 5 years of death, in compliance with the Internal Revenue Code, after which time the Contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the IncomeLOCK Plus. You should consult a qualified tax advisor concerning your particular circumstances.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage (MAWP) represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount (MAWA) that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage (PIPP) represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)        6%            5.5%                4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Persons (Based on younger Covered Person)                      5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

--------------------------------------------------------------------------------


Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below.


First, we determine the initial Benefit Base. If IncomeLOCK Plus is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK Plus is selected at Contract issue, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:


   1. 100% of Purchase Payments received in the first contract year; and

   2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus is selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years later. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total

--------------------------------------------------------------------------------

withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to greater of the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not elect IncomeLOCK or re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.


   8. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.


   9. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted on www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If an investor sells fund shares valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the investor will not be able to make a purchase of $5,000 or more in that same fund for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain funds may set limits on transfers in and out of a fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, an investor's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

--------------------------------------------------------------------------------


Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   IncomeLOCK Plus

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE


When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.


Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are

--------------------------------------------------------------------------------

     suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES

The Separate Account charges for each Variable Investment Option are shown in the Fee Tables of this prospectus. The charges range from 0.75% to 1.25% of the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.


We review the following additional factors to determine whether we can reduce surrender charges:


  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.


We review the following additional factors to determine whether we can reduce the Separate Account charges:


  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

--------------------------------------------------------------------------------


  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.10% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund. WE USE THESE FEES RECEIVED TO DIRECTLY REDUCE THE SEPARATE ACCOUNT CHARGES; THUS, THE NET SEPARATE ACCOUNT CHARGES ARE REFLECTED IN THE FEE TABLES. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK

The annualized fee for IncomeLOCK is calculated as 0.70% of the Benefit Base for all years in which the feature is in effect (0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK PLUS


The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.


                                                          MAXIMUM
                                                         ANNUALIZED
                                                          FEE RATE
                                                          DECREASE
                             INITIAL  MAXIMUM  MINIMUM  OR INCREASE
            NUMBER OF         ANNUAL   ANNUAL   ANNUAL  EACH BENEFIT
            COVERED PERSONS  FEE RATE FEE RATE FEE RATE   QUARTER*
            ---------------  -------- -------- -------- ------------
             One Covered
               Person.......   1.10%    2.20%    0.60%    +/-0.25%
             Two Covered
               Persons......   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

42

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The Initial Annual Fee Rate is guaranteed not to change for the first Benefit
Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Fee Tables" and "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversaries. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

                                                                             43

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VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE


The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.


The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

  . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

  . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

44

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PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.


Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the fixed interest options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the

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certificate. If payment is deferred, interest will accrue until the payment is made.


SURRENDER PROCESS


If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.


We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

46

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  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific Investment Option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on a minimum distribution required by federal tax law (known as "No Charge" Minimum Distribution), if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules imposed by the Internal Revenue Service ("IRS").

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK and IncomeLOCK Plus, as set forth below in greater detail for each Living Benefit.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. For IncomeLOCK this will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

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If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below. Additionally, several examples that show the effects of withdrawals have been included in Appendix C to this prospectus.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD: The Minimum Withdrawal Period ("MWP") is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative

48

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   form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation
Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

                                                                             49

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IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS
ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS
WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------




From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.


DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

50

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  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the contract owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contracts, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in some states, including New York and Florida. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

                                                                             51

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Step 2:  Determine your Variable Account Option Value by taking the greater of:

           Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
           OR
           100% of Purchase Payments invested in Variable
           Account Options
       -   (MINUS)
           Prior withdrawals (out of) or transfers (out of) the Variable
           Account Option
       +   (PLUS)
           Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option


Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.


If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

         A. 100% of Purchase Payments
         -  (MINUS)
         B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
         +  (PLUS)
         C. Interest on the result of A minus B at the rate of up to 3% annually (see below).


Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York or Florida. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.


The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK

Spousal Beneficiary

Upon the death of the Contract owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the

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provisions of this Contract (if the Account Value is greater than zero), (ii)
continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

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If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.


CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.


WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

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HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.


For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA"). The Small Business Jobs Act of 2010 subsequently added the ability for in-plan Roth conversions in certain employer-sponsored plans which otherwise include or permit Roth accounts. In addition, the Contracts are also available through "Nonqualified Contracts."


In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

--------------------------------------------------------------------------------


Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.


On March 30, 2010 the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

--------------------------------------------------------------------------------


It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules may have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that was part of the employer's 403(b) plan or that was subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.




LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


The Separate Account has been named as a party-defendant in a purported class action lawsuit filed in the United States District Court for the District of Arizona in December 2009 (John Hall and Brenda Hall, et al. v. The Variable Annuity Life Insurance Company, et al.). There are no other pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

58


Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                                                                 PAGE
                                                                 ----
          General Information...................................   3
          Federal Tax Matters...................................   3
             Economic Growth and Tax Relief Reconciliation Act
               of 2001..........................................   3
             Tax Consequences of Purchase Payments..............   3
             Tax Consequences of Distributions..................   6
             Special Tax Consequences -- Early Distribution.....   8
             Special Tax Consequences --
               Required Distributions...........................   9
             Tax Free Rollovers, Transfers and Exchanges........  10
             Effect of Tax-Deferred Accumulations...............  11
          Exchange Privilege....................................  12
             Exchanges From Independence Plus Contracts.........  12
             Exchanges From V-Plan Contracts....................  13
             Exchanges From SA-1 and SA-2 Contracts.............  14
             Exchanges From Impact Contracts....................  16
             Exchanges From Compounder Contracts................  17
             Information That May Be Applicable To
               Any Exchange.....................................  17


                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  19
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  20
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  23
          Experts...............................................  23
          Comments on Financial Statements......................  23


   APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

                                                        MAXIMUM
                                                      ANNUALIZED
                                                       FEE RATE
                                                      DECREASE OR
                                                       INCREASE
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM     EACH
              COVERED       ANNUAL   ANNUAL   ANNUAL    BENEFIT
              PERSONS      FEE RATE FEE RATE FEE RATE  QUARTER*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

--------------------------------------------------------------------------------


IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

--------------------------------------------------------------------------------


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

             The Annual Fee Rate of 0.56% is lower than the Minimum
             Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                    APPENDIX B -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------


The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5.5% of the Benefit Base (5.5% x $108,000 = $5,940). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,940 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------- ----------
              1st     $103,000 $106,000  $100,000   $ 6,000  $ 6,360
              2nd     $333,000 $324,000  $300,000   $18,000  $19,440
              3rd     $333,000 $342,000  $300,000   $18,000  $20,520
              4th     $333,000 $360,000  $300,000   $18,000  $21,600
              5th     $363,000 $409,800  $330,000   $19,800  $24,588
              6th     $413,000 $429,600  $330,000   $19,800  $25,776

Since the Benefit Base equals the Benefit Base at the beginning of that Contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Benefit Base at the time of deposit equals $306,000 ($106,000 + $200,000) and your new Income Credit Base at the time of deposit equals $300,000 ($100,000 + $200,000). $30,000 of the $230,000 Purchase Payment is
considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st Contract year. On your 2nd Contract anniversary, your Income Credit is $18,000 (6% x $300,000) and your Benefit Base equals $324,000 ($306,000 + $18,000). Your Benefit Base is not increased to the $333,000 Account Value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount would be $19,440 if you were to start taking withdrawals after the 2nd Contract anniversary (6% of the $324,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Benefit Base at the time of deposit equals $390,000 ($360,000 + $30,000). On your 5th Contract anniversary, your Income Credit Base is $330,000 ($300,000 + $30,000) and your

--------------------------------------------------------------------------------

Income Credit equals $19,800 ($330,000 x 6%). Your Benefit Base equals $409,800 ($390,000 + $19,800). Any Purchase Payments made on or after your 5th Contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. Therefore, your Benefit Base is $429,600 ($409,800 + $19,800). If you were to start taking withdrawals after the 6th Contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 6%, your Maximum Annual Withdrawal Amount would be $25,776 (6% of the $429,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $25,776 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $429,600, then your Protected Income Payment is 4% of the Benefit Base (4% x $429,600 = $17,184). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $17,184 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,940
             2nd     $118,000 $118,000  $118,000       N/A*   $6,490
             3rd     $107,000 $127,440  $118,000   $ 9,440    $7,009
             4th     $110,000 $136,880  $118,000   $ 9,440    $7,528
             5th     $150,000 $150,000  $150,000       N/A*   $8,250
             6th     $145,000 $162,000  $150,000   $12,000    $8,910

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,910 (5.5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,910 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,910), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,910), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,910. Your Account Value after this portion of the withdrawal is $100,500 ($109,410 -- $8,910), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,020 / $100,500 = 4%). The Benefit Base is adjusted to $155,520, or $162,000 x 96%. The Income Credit Base is adjusted to $144,000, or $150,000 x 96%. Your new Income Credit is 8% of your new Income Credit Base (8% x $144,000), which equals $11,520. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($155,520 x 5.5%), which equals $8,553.60. Therefore, if you do not take additional excess withdrawals, you may take up to $8,553.60 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $155,520, then your Protected Income Payment is 4% of the Benefit Base (4% x $155,520 = $6,220.80). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,220.80 each year as long as the Covered Person(s) is(are) alive.

--------------------------------------------------------------------------------


EXAMPLE 5 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $ 7,080
             4th      $103,000 $124,000  $100,000   $6,000   $ 7,440
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,800
             6th      $103,000 $136,000  $100,000   $6,000   $ 8,160
             7th      $103,000 $142,000  $100,000   $6,000   $ 8,520
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,880
             9th      $103,000 $154,000  $100,000   $6,000   $ 9,240
             10th     $103,000 $160,000  $100,000   $6,000   $ 9,600
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,960
             12th     $103,000 $200,000  $200,000      N/A*  $12,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $12,000 (6% of the $200,000 Benefit
Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $12,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 6 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $7,080
             4th      $103,000 $124,000  $100,000   $6,000   $7,440
             5th      $103,000 $130,000  $100,000   $6,000   $7,800
             6th      $103,000 $136,000  $100,000   $6,000   $8,160
             7th      $103,000 $142,000  $100,000   $6,000   $8,520
             8th      $103,000 $148,000  $100,000   $6,000   $8,880
             9th      $ 98,560 $151,000  $100,000   $3,000   $9,060
             10th     $ 91,010 $152,000  $100,000   $1,000   $9,120

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,880 (6% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Income Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 -- $4,440). Your Net Income Credit Percentage equals 3% (6% -- 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 -- $7,550). Your new Income Credit is 1% (6% -- 5%) of your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 6%, your new Maximum Annual Withdrawal Amount will be $9,120 (6% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $9,120 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

                 APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the IncomeLOCK feature, given specific assumptions for each example:

Example 1

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 1st Benefit Anniversary

  .   On your 1st Benefit Anniversary, your Account Value is $105,000

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Benefit Anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your Account Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Benefit Anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 divided by $5,250). Therefore, as of your 1st Benefit Anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the Benefit Anniversary following the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Example 2

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

On your 5th Benefit Anniversary, your Account Value is $120,000, and your Benefit Base is stepped-up to $120,000. If you were to start taking withdrawals after this anniversary date, your Maximum Annual Withdrawal Amount would be 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 divided by $8,400). Therefore, as of your 5th Benefit Anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

Example 3 -- The impact of withdrawals that are less than or equal to the Maximum Annual Withdrawal Amount

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000


During your 6th Benefit Anniversary, after your 5th Benefit Anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is

--------------------------------------------------------------------------------

reduced by the total dollar amount of the withdrawal ($4,500) on your next Benefit Anniversary. Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount ($115,500 divided by $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, and $6,300 in the 14th (last) Benefit Year.

Example 4 -- The impact of withdrawals that are in excess of the maximum annual withdrawal amount

  .   You elect IncomeLOCK and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments


  .   You make no withdrawals before the 5th Benefit Anniversary


  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

Assume that during your 6th Benefit Year, after your 5th Benefit Anniversary, you make a withdrawal of $11,688 and your Account Value at your next Benefit Anniversary is $118,000. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. On your next Benefit Anniversary, we first process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the Account Value and the Benefit Base. Your Account Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the Benefit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal. This is accomplished by taking the Benefit Base on the prior Benefit Anniversary ($120,000) less the portion of your withdrawal that is not the Excess Withdrawal ($8,400) and multiplying this result ($111,600) by 1 minus the Excess Withdrawal ($3,288) divided by the sum of the Account Value on the Benefit Anniversary ($118,000) and the Excess Withdrawal ($3,288) or ($118,000 + $3,288 = $121,288). This calculation equals
$108,576 [$111,600 x (1 - $3,288/$121,288) or $111,600 x 97.29%, which equals
$108,576]. Your Benefit Base is $108,312, which is the lesser of these two calculations. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your Benefit Base divided by your Minimum Withdrawal Period ($108,312 divided by 13.28), which equals $8,156.02.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR
FOR SERIES 1.10 TO 12.10                                            May 1, 2011

PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2011, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information is shown at the end of this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS               PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund     SunAmerica 2015 High Watermark Fund*
Blue Chip Growth Fund               Capital Appreciation Fund            SunAmerica 2020 High Watermark Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund   Ariel Appreciation Fund
Capital Conservation Fund           Core Bond Fund                       Ariel Fund
Core Equity Fund                    High Yield Bond Fund                 Lou Holland Growth Fund
Dividend Value Fund                 International Small Cap Equity Fund  Vanguard Lifestrategy Conservative Growth Fund
Foreign Value Fund                  Large Cap Value Fund                 Vanguard Lifestrategy Growth Fund
Global Equity Fund                  Mid Cap Growth Fund                  Vanguard Lifestrategy Moderate Growth Fund
Global Real Estate Fund             Mid Cap Value Fund                   Vanguard Long-Term Investment-Grade Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund       Vanguard Long-Term Treasury Fund
Global Strategy Fund                Money Market II Fund                 Vanguard Wellington Fund
Government Securities Fund          Small Cap Growth Fund                Vanguard Windsor II Fund
Growth Fund                         Small Cap Value Fund
Growth & Income Fund                Socially Responsible Fund            * closed to new investments
Health Sciences Fund                Strategic Bond Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

SELECTED PURCHASE UNIT DATA......................................   9

HIGHLIGHTS.......................................................  10

GENERAL INFORMATION..............................................  11
   About the Contracts...........................................  11
   About VALIC...................................................  12
   American Home Assurance Company...............................  12
   About VALIC Separate Account A................................  12
   Units of Interest.............................................  13
   Distribution of the Contracts.................................  13

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  13
   Fixed Account Options.........................................  14
   Variable Account Options......................................  14

PURCHASE PERIOD..................................................  22
   Account Establishment.........................................  23
   When Your Account Will Be Credited............................  23
   Purchase Units................................................  24
   Calculation of Value for Fixed Account Options................  24
   Calculation of Value for Variable Account Options.............  24
   Premium Enhancement Credit....................................  24
   Stopping Purchase Payments....................................  25

OPTIONAL LIVING BENEFITS.........................................  25
   Living Benefit Options -- Summary.............................  26
   IncomeLOCK(R).................................................  29
   IncomeLOCK(R) Plus............................................  31

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  35
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  35
   Communicating Transfer or Reallocation Instructions...........  36
   Effective Date of Transfer....................................  36
   Transfers During the Payout Period............................  36

FEES AND CHARGES.................................................  37
   Account Maintenance Charge....................................  37
   Surrender Charge..............................................  37
       Amount of Surrender Charge................................  37
       10% Free Withdrawal.......................................  37
       Exceptions to Surrender Charge............................  37
   Premium Tax Charge............................................  38
   Separate Account Charges......................................  38
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  38
   Separate Account Expense Reimbursements or Credits............  39
   Market Value Adjustment ("MVA")...............................  39
   Optional Living Benefit Fees..................................  39
   Other Charges.................................................  40

PAYOUT PERIOD....................................................  40
   Fixed Payout..................................................  40
   Assumed Investment Rate.......................................  40
   Variable Payout...............................................  41
   Combination Fixed and Variable Payout.........................  41

                                                                    PAGE
                                                                    ----
          Partial Annuitization....................................  41
          Payout Date..............................................  41
          Payout Options...........................................  42
          Payout Information.......................................  42

       SURRENDER OF ACCOUNT VALUE..................................  42
          When Surrenders Are Allowed..............................  42
          Surrender Process........................................  43
          Amount That May Be Surrendered...........................  43
          Surrender Restrictions...................................  43
          Partial Surrenders.......................................  43
          Systematic Withdrawals...................................  43
          Distributions Required by Federal Tax Law................  44
          Living Benefits..........................................  44

       EXCHANGE PRIVILEGE..........................................  47

       DEATH BENEFITS..............................................  47
          The Process..............................................  47
          Beneficiary Information..................................  47
             Spousal Beneficiaries.................................  48
             Beneficiaries Other Than Spouses......................  48
          Special Information for Individual
            Nonqualified Contracts.................................  48
          During the Purchase Period...............................  48
          Interest Guaranteed Death Benefit........................  48
          Standard Death Benefit...................................  49
          During the Payout Period.................................  49
          IncomeLOCK...............................................  49
          IncomeLOCK Plus..........................................  50

       OTHER CONTRACT FEATURES.....................................  50
          Changes That May Not Be Made.............................  50
          Change of Beneficiary....................................  50
          Contingent Owner.........................................  51
          Cancellation -- The 21 Day "Free Look"...................  51
          We Reserve Certain Rights................................  51
          Relationship to Employer's Plan..........................  51

       VOTING RIGHTS...............................................  51
          Who May Give Voting Instructions.........................  51
          Determination of Fund Shares Attributable to
            Your Account...........................................  51
             During the Purchase Period............................  51
             During the Payout Period or after a Death Benefit
               Has Been Paid.......................................  51
          How Fund Shares Are Voted................................  52

       FEDERAL TAX MATTERS.........................................  52
          Types of Plans...........................................  52
          Tax Consequences in General..............................  52

       LEGAL PROCEEDINGS...........................................  54

       FINANCIAL STATEMENTS........................................  55

       TABLE OF CONTENTS OF STATEMENT OF
         ADDITIONAL INFORMATION....................................  56

       APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF
         INCOMELOCK PLUS FEE.......................................  56

       APPENDIX B -- INCOMELOCK PLUS EXAMPLES......................  58

       APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES................  61

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK(R) and on each Benefit Anniversary for IncomeLOCK(R) Plus.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

      BENEFIT BASE -- a component of the calculating of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount, the Minimum Withdrawal Period (for IncomeLOCK) and the Protected Income Payment (for IncomeLOCK Plus).

      BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

      BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

      ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

      EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a Required Minimum Distribution associated with only the Contract to which a Living Benefit endorsement is attached.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits, IncomeLOCK and IncomeLOCK Plus, are not available with GPS. IncomeLOCK is available with GPA.

      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

      INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period for IncomeLOCK Plus.

--------------------------------------------------------------------------------


      INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

      INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

      INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

      INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The two Living Benefits we offer in this prospectus are offered for an additional fee and are IncomeLOCK and IncomeLOCK Plus.

      MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

      MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

      MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PROTECTED INCOME PAYMENT -- the amount to be paid each year for IncomeLOCK Plus over the remaining lifetime of the Covered Person(s) after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions offered by the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $60
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 Separate Account Charges

                                                                                           $3.75
                                                                                            per
Variable Account Option Maintenance Charge (1)                                            quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I
--------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                0.90
--------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                0.90
--------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                          0.90
--------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                            0.90
--------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                     0.90
--------------------------------------------------------------------------------------------------
       Dividend Value Fund                                                                  0.90
--------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                   0.90
--------------------------------------------------------------------------------------------------
       Global Equity Fund                                                                   0.90
--------------------------------------------------------------------------------------------------
       Global Real Estate Fund (formerly named Real Estate Fund)                            0.90
--------------------------------------------------------------------------------------------------
       Global Social Awareness Fund                                                         0.90
--------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                 0.90
--------------------------------------------------------------------------------------------------
       Government Securities Fund                                                           0.90
--------------------------------------------------------------------------------------------------
       Growth Fund                                                                          0.90
--------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                 0.90
--------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                 0.90
--------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                             0.90
--------------------------------------------------------------------------------------------------
       International Equities Fund                                                          0.90
--------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                   0.90
--------------------------------------------------------------------------------------------------
       International Growth I Fund                                                          0.90
--------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                  0.90
--------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                            0.90
--------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                   0.90
--------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                        0.90
--------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                  0.90
--------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                             0.90
--------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                            0.90
--------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                     0.90
--------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                       0.90
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   VALIC COMPANY I (CONTINUED)
--------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                             0.90
--------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                    0.90
--------------------------------------------------------------------------------------------
       Small-Mid Growth Fund                                                            0.90
--------------------------------------------------------------------------------------------
       Stock Index Fund                                                                 0.90
--------------------------------------------------------------------------------------------
       Value Fund                                                                       0.90
--------------------------------------------------------------------------------------------
   VALIC COMPANY II
--------------------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                                 0.65
--------------------------------------------------------------------------------------------
       Capital Appreciation Fund                                                        0.65
--------------------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                               0.65
--------------------------------------------------------------------------------------------
       Core Bond Fund                                                                   0.65
--------------------------------------------------------------------------------------------
       High Yield Bond Fund                                                             0.65
--------------------------------------------------------------------------------------------
       International Small Cap Equity Fund                                              0.65
--------------------------------------------------------------------------------------------
       Large Cap Value Fund                                                             0.65
--------------------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                              0.65
--------------------------------------------------------------------------------------------
       Mid Cap Value Fund                                                               0.65
--------------------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                                   0.65
--------------------------------------------------------------------------------------------
       Money Market II Fund                                                             0.65
--------------------------------------------------------------------------------------------
       Small Cap Growth Fund                                                            0.65
--------------------------------------------------------------------------------------------
       Small Cap Value Fund                                                             0.65
--------------------------------------------------------------------------------------------
       Socially Responsible Fund                                                        0.65
--------------------------------------------------------------------------------------------
       Strategic Bond Fund                                                              0.65
--------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------
       SunAmerica 2015 High Watermark Fund, Class I (closed to new investments)         1.15
--------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I                                     1.15
--------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                          0.90
--------------------------------------------------------------------------------------------
       Ariel Fund                                                                       0.90
--------------------------------------------------------------------------------------------
       Lou Holland Growth Fund, Investor Shares                                         0.90
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                  1.15
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                               1.15
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                      1.15
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                        0.90
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                0.90
--------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                        1.15
--------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                        1.15
--------------------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

                    FEE PERIOD    MAXIMUM ANNUAL FEE RATE
                    ----------    -----------------------
                    All years   0.70%* (deducted quarterly)

 (1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. If you elect this benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. Otherwise, the Benefit Base is equal to the Account Value on the Endorsement Date. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
 * For IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the IncomeLOCK fee is 0.65% (deducted quarterly).

 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

             NUMBER OF COVERED PERSONS  MAXIMUM ANNUAL FEE RATE(2)
             -------------------------  --------------------------
             For One Covered Person                2.20%
             For Two Covered Persons               2.70%

 (1) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The annual fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus."
 (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

                            INITIAL    MINIMUM   MAXIMUM ANNUALIZED FEE RATE
                           ANNUAL FEE ANNUAL FEE  DECREASE OR INCREASE EACH
NUMBER OF COVERED PERSONS     RATE       RATE         BENEFIT QUARTER*
----------------------------------------------------------------------------
One Covered Person           1.10%      0.60%             +/-0.25%
----------------------------------------------------------------------------
Two Covered Persons          1.35%      0.60%             +/-0.25%
----------------------------------------------------------------------------

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.19%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.

The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.15%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).

(1) If you surrender your Contract at the end of the applicable time period:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $884  $2,117  $3,211   $5,463

(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization):

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $430  $1,676  $2,775   $5,463

(3) If you do not surrender your Contract:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $430  $1,676  $2,775   $5,463

The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.65%, investment in a Variable Account Option with the lowest total expenses (0.19%), and that the optional IncomeLOCK and IncomeLOCK Plus features are not elected.

(1) If you surrender your Contract at the end of the applicable time period:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $556   $774    $977    $1,064

(2) If you annuitize your Contract:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $88    $274    $477    $1,064

(3) If you do not surrender your Contract:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $88    $274    $477    $1,064

Note: These examples should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

There were no historical Purchase Unit Values as of the date of this prospectus since the Series 1.10 through 12.10 Contracts were not available as of December 31, 2010.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct insurance charges of up to 1.15% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

LIVING BENEFITS: You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect either Living Benefit on or after your original Contract issue date (the "Endorsement Date"). The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS:  Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The Death Benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of AIG Common Stock on the open market. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Sixty Divisions are

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available and represent the Variable Account Options in the Contract. Each of
these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the 1940 Act. Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended
(the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of The Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the Statement of Additional Information.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. Agents will receive commissions of up to .85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, agents may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, agents will receive up to a 1% commission and a ..03% annual trail. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned. The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns that are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a fixed account option
                                  will receive a current rate of
                                  interest. There are limitations on
                                  transfers out of this option. If you
                                  transfer assets from Fixed Account Plus
                                  to another investment option, any
                                  assets transferred back into Fixed
                                  Account Plus within 90 days will
                                  receive a different rate of interest,
                                  than that paid for new Purchase
                                  Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent Variable Account Options, shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK or IncomeLOCK Plus, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred Nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the Nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below include a brief description of each Fund, including its investment objective. We

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

also show the investment adviser for each Fund, and investment sub-adviser, if applicable. PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT STRATEGY AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing more than 20% of an investor's total retirement savings in any one company or industry may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides many plan sponsors and participants with helpful information about the importance of diversification at: www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
 ------------------------                          --------------------                             -----------------------
SunAmerica                 Each High Watermark Fund seeks capital appreciation to the extent     Adviser: SunAmerica Asset
2015 High Watermark Fund*  consistent with preservation of capital investment gains in order to  Management Corp.
                           have a net asset value ("NAV") on its Protected Maturity Date at
SunAmerica                 least equal to the Protected High Watermark Value. Each High          Sub-Adviser: Trajectory Asset
2020 High Watermark Fund   Watermark Fund seeks high total return as a secondary objective.      Management LLC

                           If you hold your Variable Investment Option Units until the
                           Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
                           Watermark Fund reaching this value, and any extraordinary
                           expenses, and increased by appreciation in share value
                           subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

                           The Protected Maturity Date for each High Watermark Fund is:
                           2015 High Watermark Fund            August 31, 2015
                           2020 High Watermark Fund            August 31, 2020

                           If you may need access to your money at any point prior to the
                           Protected Maturity Date, you should consider the
                           appropriateness of investing in the High Watermark Funds.
                           Investors who redeem before the Protected Maturity Date will receive the current Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the initial investment.

                           An investment in the High Watermark Funds may not be
                           appropriate for persons enrolled in GPS and GPA, investment advisory products offered by VALIC Financial Advisors, Inc.

--------
* closed to new investments

--------------------------------------------------------------------------------

    VARIABLE ACCOUNT OPTIONS                              INVESTMENT OBJECTIVE
    ------------------------                              --------------------
Ariel Appreciation Fund -- a      Seeks long-term appreciation by investing in undervalued
series of Ariel Investment Trust  companies that show strong potential growth. The fund invests primarily in stocks of companies with market capitalizations between $2.5 Billion and $15 billion measured at the time of purchase.

Ariel Fund -- a series of Ariel   Seeks long-term appreciation by investing in undervalued
Investment Trust                  companies that show strong potential growth. The fund invests primarily in stocks of companies with market capitalizations between $1 billion and $5 billion measured at the time of
                                  purchase.

Lou Holland Growth Fund           The fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration. The fund will invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Vanguard LifeStrategy             Seeks to provide current income and low to moderate capital
Conservative Growth Fund          appreciation. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 40% of assets to bonds, 20% to short-
                                  term fixed income investments, and 40% to common stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Vanguard LifeStrategy             Seeks to provide capital appreciation and some current income.
Growth Fund                       This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds.
                                  The fund's indirect stock holdings consist substantially of large-
                                  cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.
                                  stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S.
                                  government, U.S. agency, and investment-grade corporate
                                  bonds, as well as mortgage-backed and asset-backed securities.

Vanguard LifeStrategy             Seeks to provide capital appreciation and a low to moderate
Moderate Growth Fund              level of current income. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to common stocks and 40% to bonds. The fund's indirect stock
                                  holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-
                                  backed and asset-backed securities.

Vanguard Long-Term                Seeks to provide a high and sustainable level of current income
Investment-Grade Fund             by investing in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

                        INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
                        --------------------                            -----------------------
Seeks long-term appreciation by investing in undervalued              Adviser: Ariel
companies that show strong potential growth. The fund invests         Investments, LLC
primarily in stocks of companies with market capitalizations between $2.5 Billion and $15 billion measured at the time of purchase.

Seeks long-term appreciation by investing in undervalued              Adviser: Ariel
companies that show strong potential growth. The fund invests         Investments, LLC
primarily in stocks of companies with market capitalizations between $1 billion and $5 billion measured at the time of
purchase.

The fund primarily seeks long-term growth of capital. The receipt     Adviser: Holland Capital
of dividend income is a secondary consideration. The fund will        Management, LLC
invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Seeks to provide current income and low to moderate capital           The fund does not employ an
appreciation. This is a fund of funds, investing in other Vanguard    investment adviser. Instead,
mutual funds according to a fixed formula that typically results      the fund's Board of Trustees
in an allocation of about 40% of assets to bonds, 20% to short-       decides how to allocate the
term fixed income investments, and 40% to common stocks.              fund's assets among the
The fund's indirect bond holdings are a diversified mix of short-,    underlying funds.
intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Seeks to provide capital appreciation and some current income.        The fund does not employ an
This is a fund of funds, investing in other Vanguard mutual funds     investment adviser. Instead,
according to a fixed formula that typically results in an allocation  the fund's Board of Trustees
of about 80% of assets to common stocks and 20% to bonds.             decides how to allocate the
The fund's indirect stock holdings consist substantially of large-    fund's assets among the
cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.       underlying funds.
stocks and foreign stocks. Its indirect bond holdings are a
diversified mix of short-, intermediate- and long-term U.S.
government, U.S. agency, and investment-grade corporate
bonds, as well as mortgage-backed and asset-backed securities.

Seeks to provide capital appreciation and a low to moderate           The fund does not employ an
level of current income. This is a fund of funds, investing in        investment adviser. Instead,
other Vanguard mutual funds according to a fixed formula that         the fund's Board of Trustees
typically results in an allocation of about 60% of assets to          decides how to allocate the
common stocks and 40% to bonds. The fund's indirect stock             fund's assets among the
holdings consist substantially of large-cap U.S. stocks and, to a     underlying funds.
lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-
backed and asset-backed securities.

Seeks to provide a high and sustainable level of current income       Adviser: Wellington
by investing in a variety of high-quality and, to a lesser extent,    Management Company, LLP
medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

16

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
 VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
  ------------------------                          --------------------                           -----------------------
Vanguard Long-Term           Seeks to provide a high and sustainable level of current income     Adviser: The Vanguard
Treasury Fund                by investing primarily in U.S. Treasury securities. The fund is     Group, Inc.
                             expected to maintain a dollar-weighted average maturity of 15 to 30 years.

Vanguard Wellington Fund     Seeks to provide long-term capital appreciation and reasonable      Adviser: Wellington
                             current income by investing in dividend-paying, and, to a lesser    Management Company, LLP
                             extent, non-dividend-paying common stocks of established
                             medium- and large-sized companies. In choosing these
                             companies, the Adviser seeks those that appear to be
                             undervalued but which have prospects to improve. The fund
                             also invests in investment grade corporate bonds, with some exposure to U.S. Treasury, government agency and
                             mortgage-backed securities.

Vanguard Windsor II Fund     Seeks to provide long-term capital appreciation and income. The     Advisers: Armstrong, Shaw
                             fund invests mainly in large- and mid-sized companies whose         Associates, Inc.; Barrow,
                             stocks are considered by an adviser to be undervalued.              Hanley, Mewhinney &
                                                                                                 Strauss, LLC; Hotchkis and
                                                                                                 Wiley Capital Management,
                                                                                                 LLC; Lazard Asset
                                                                                                 Management LLC; Sanders
                                                                                                 Capital, LLC; and The
                                                                                                 Vanguard Group, Inc.

VALIC COMPANY I

Asset Allocation Fund        Seeks maximum aggregate rate of return over the long-term           Adviser: VALIC
                             through controlled investment risk by adjusting its investment      Sub-Adviser: PineBridge
                             mix among stocks, long-term debt securities and short-term          Investments, LLC
                             money market securities.

Blue Chip Growth Fund        Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                             assets in the common stocks of large and medium-sized blue          Sub-Adviser: T. Rowe Price
                             chip growth companies. Income is a secondary objective.             Associates, Inc.

Broad Cap Value Income Fund  Seeks total return through capital appreciation with income as a    Adviser: VALIC
                             secondary objective by investing at least 80% of net assets         Sub-Adviser: Barrow, Hanley,
                             primarily in equity securities of U.S. large- and medium-           Mewhinney & Straus, LLC
                             capitalization companies that are undervalued.

Capital Conservation Fund    Seeks the highest possible total return consistent with the         Adviser: VALIC
                             preservation of capital through current income and capital gains    Sub-Adviser: PineBridge
                             on investments in intermediate- and long-term debt instruments      Investments, LLC
                             and other income producing securities. The fund invests, under normal circumstances, at least 75% of total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage- backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities.

Core Equity Fund             Seeks long-term growth of capital through investment primarily      Adviser: VALIC
                             in the equity securities of large-cap quality companies with long-  Sub-Adviser: BlackRock
                             term growth potential. The fund invests, under normal               Investment Management, LLC
                             circumstances, at least 80% of net assets, at the time of
                             purchase, in common stocks and related securities, including preferred stocks and convertible stocks.

                                                                             17

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
  VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
  ------------------------                           --------------------                           -----------------------
Dividend Value Fund           Seeks capital growth by investing at least 80% of net assets        Adviser: VALIC
                              primarily in a diversified portfolio of dividend-paying equity      Sub-Adviser: BlackRock
                              securities. Income is a secondary objective.                        Investment Management, LLC
                                                                                                  and SunAmerica Asset
                                                                                                  Management Corp.

Foreign Value Fund            Seeks long-term growth of capital by investing at least 80% of      Adviser: VALIC
                              net assets primarily in equity securities of companies located      Sub-Adviser: Templeton
                              outside the U.S., including emerging markets.                       Global Advisors Limited

Global Equity Fund            Seeks capital appreciation by investing at least 80% of net assets  Adviser: VALIC
                              primarily in equity securities of companies worldwide and of any    Sub-Adviser: BlackRock
                              market capitalization.                                              Financial Management, Inc.

Global Real Estate Fund       Seeks high total return through long-term growth of capital         Adviser: VALIC
                              and current income by investing at least 80% of net assets          Sub-Adviser: Invesco
                              primarily in a diversified portfolio of equity investments in real  Advisers, Inc. and
                              estate and real estate-related companies.                           Goldman Sachs Asset
                                                                                                  Management, L.P.

Global Social Awareness Fund  Seeks to obtain growth of capital through investment, primarily     Adviser: VALIC
                              in common stocks, in companies which meet the social criteria       Sub-Adviser: PineBridge
                              established for the fund. The fund will typically invest at least   Investments, LLC
                              80% of net assets in stocks of large capitalization companies domiciled in the U.S., Europe, Japan and other developed
                              markets. The fund does not invest in companies that are
                              significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery systems; the
                              manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the
                              production of products that have a severe impact on the
                              environment; labor relations/labor disputes; or that have
                              operations in countries with significant human rights concerns.

Global Strategy Fund          Seeks high total return by investing 50% to 80% of assets in        Adviser: VALIC
                              equity securities of companies in any country, fixed income         Sub-Adviser: Franklin
                              (debt) securities of companies and governments of any country,      Advisers, Inc. and Templeton
                              and in money market instruments.                                    Investment Counsel, LLC

Government Securities Fund    Seeks high current income and protection of capital by investing    Adviser: VALIC
                              at least 80% of net assets in intermediate- and long-term U.S.      Sub-Adviser: SunAmerica
                              government and government-sponsored debt securities.                Asset Management Corp.

Growth Fund                   Seeks long-term capital growth by using distinct investment         Adviser: VALIC
                              strategies: a growth strategy (investing primarily in larger sized  Sub-Adviser: American
                              U.S. companies); a disciplined growth strategy utilizing            Century Investment
                              quantitative management techniques; and a global growth             Management, Inc.
                              strategy (investing primarily in equity securities of issuers located in developed countries world wide including the U.S.).

Growth & Income Fund          Seeks to provide long-term growth of capital and secondarily,       Adviser: VALIC
                              current income, by investing 90% to 95% of total assets in          Sub-Adviser: SunAmerica
                              common stocks and equity-related securities.                        Asset Management Corp.

Health Sciences Fund          Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                              assets in the common stocks of companies engaged in the             Sub-Adviser: T. Rowe Price
                              research, development, production, or distribution of products or   Associates, Inc.
                              services related to health care, medicine, or the life sciences.

,

--------------------------------------------------------------------------------

  VARIABLE ACCOUNT OPTIONS                             INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
   ------------------------                            --------------------                            -----------------------
Inflation Protected Fund       Seeks maximum real return, consistent with appreciation of at         Adviser: VALIC
                               least 80% of net assets capital and prudent investment                Sub-Adviser: PineBridge
                               management. The fund invests in inflation-indexed fixed income        Investments, LLC
                               securities issued by U.S. and non-U.S. governments
                               and corporations.

International Equities Fund    Seeks to provide long-term growth of capital through                  Adviser: VALIC
                               investments primarily in a diversified portfolio of equity and        Sub-Adviser: PineBridge
                               equity-related securities of foreign issuers. The fund invests,       Investments, LLC
                               under normal circumstances, at least 80% of net assets in large-
                               cap stocks domiciled in developed markets located outside North
                               America, utilizing both active and passive investment strategies.

International Government       Seeks high current income through investments, at least 80% of        Adviser: VALIC
Bond Fund                      net assets, primarily in investment grade debt securities issued      Sub-Adviser: PineBridge
                               or guaranteed by foreign governments. This fund is classified as      Investments, LLC
                               "non-diversified" because it expects to invest significantly in certain foreign government securities. Also, the fund attempts to have all of its investments payable in foreign securities. The fund may convert its cash to foreign currency.

International Growth I Fund    Seeks capital growth through investments primarily in equity          Adviser: VALIC
                               securities of issuers in developed foreign countries. The Sub-        Sub-Adviser: American
                               Adviser uses an investment strategy it developed to invest in         Century Investment
                               stocks it believes will increase in value over time.                  Management, Inc., Invesco
                                                                                                     Advisers, Inc. and
                                                                                                     Massachusetts Financial
                                                                                                     Services Company

Large Cap Core Fund            Seeks capital growth with the potential for current income by         Adviser: VALIC
                               investing at least 80% of net assets in the common stocks of          Sub-Adviser: Wells Capital
                               large-sized U.S. companies (i.e., companies whose market              Management Incorporated
                               capitalization falls within the range tracked in the Russell 1000(R)
                               Index). The Sub-Adviser may invest in both growth and value-
                               oriented equity securities.

Large Capital Growth Fund      Seeks to provide long-term growth of capital by investing at least    Adviser: VALIC
                               80% of net assets in securities of large-cap companies that the       Sub-Adviser: Invesco
                               Sub-Advisers believe have the potential for above-average             Advisers, Inc. and
                               growth in revenues and earnings (i.e., companies whose market         SunAmerica Asset
                               capitalization falls within the range tracked in the Russell 1000(R)  Management Corp.
                               Index).

Mid Cap Index Fund             Seeks to provide growth of capital through investments, at least      Adviser: VALIC
                               80% of net assets, primarily in a diversified portfolio of common     Sub-Adviser: SunAmerica
                               stocks that, as a group, are expected to provide investment           Asset Management Corp.
                               results closely corresponding to the performance of the S&P
                               MidCap 400(R) Index.

Mid Cap Strategic Growth Fund  Seeks long-term capital growth by investing primarily in growth-      Adviser: VALIC
                               oriented equity securities of U.S. mid-cap companies and, to a        Sub-Adviser: Morgan Stanley
                               limited extent, foreign companies.                                    Investment Management, Inc.
                                                                                                     and RCM Capital
                                                                                                     Management, LLC

Money Market I Fund            Seeks liquidity, protection of capital and current income through     Adviser: VALIC
                               investments in short-term money market instruments.                   Sub-Adviser: SunAmerica
                                                                                                     Asset Management Corp.

                                                                             19

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
  VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE
   ------------------------                           --------------------
Nasdaq-100(R) Index Fund       Seeks long-term capital growth through investments, at least
                               80% of net assets, in the stocks that are included in the Nasdaq-
                               100 Index(R). The fund is a non-diversified fund, meaning that it can invest more than 5% of its assets in the stock of one
                               company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Science & Technology Fund      Seeks long-term capital appreciation through investments, at least 80% of net assets, primarily in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. Several
                               industries are likely to be included, such as electronics, communications, e-commerce, information services, media, life sciences and health care, environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology, energy equipment and services and electronic manufacturing.

Small Cap Aggressive           Seeks capital growth by investing at least 80% of net assets in
Growth Fund                    equity securities of small U.S. companies (i.e., companies whose market capitalization falls within the Russell 2000(R) Index).

Small Cap Fund                 Seeks to provide long-term capital growth by investing at least
                               80% of net assets primarily in the stocks of small companies, with market capitalizations at the time of purchase which fall 1)
                               within or below range of companies in either the current Russell
                               2000(R) or S&P SmallCap 600(R) Indices, or 2) below the three-
                               year average maximum market cap of companies in the index as of December 31 of the three preceding years.

Small Cap Index Fund           Seeks to provide growth of capital by investing at least 80% of net assets primarily in a diversified portfolio of common stocks that, as a group, the Sub-Adviser believes may provide
                               investment results closely corresponding to the performance of the Russell 2000(R) Index.

Small Cap Special Values Fund  Seeks to produce growth of capital by investing at least 80% of net assets primarily in common stocks of small U.S. companies. The
                               Sub-Advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below-average risk.

Small-Mid Growth Fund          Seeks to achieve its investment goal by investing at least 80% of net assets primarily in stocks of U.S. companies with small and medium market capitalizations that the Sub-Adviser believes have the potential for above average growth.


Stock Index Fund               Seeks long-term capital growth by investing at least 80% of net assets in common stocks that, as a group, are expected to
                               provide investment results closely corresponding to the
                               performance of the S&P 500(R) Index.

Value Fund                     Seeks long-term total return, which consists of capital
                               appreciation and income through investments primarily in
                               common stocks of companies, focusing on value stocks that the
                               Sub-Adviser believes are currently undervalued by the market.

                       INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
                       --------------------                             -----------------------
Seeks long-term capital growth through investments, at least         Adviser: VALIC
80% of net assets, in the stocks that are included in the Nasdaq-    Sub-Adviser: SunAmerica
100 Index(R). The fund is a non-diversified fund, meaning that it    Asset Management Corp.
can invest more than 5% of its assets in the stock of one
company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Seeks long-term capital appreciation through investments, at         Adviser: VALIC
least 80% of net assets, primarily in the common stocks of           Sub-Adviser: T. Rowe Price
companies that are expected to benefit from the development,         Associates, Inc., RCM Capital
advancement, and use of science and technology. Several              Management LLC and
industries are likely to be included, such as electronics,           Wellington Management
communications, e-commerce, information services, media, life        Company, LLP
sciences and health care, environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology,
energy equipment and services and electronic manufacturing.

Seeks capital growth by investing at least 80% of net assets in      Adviser: VALIC
equity securities of small U.S. companies (i.e., companies whose     Sub-Adviser: Wells Capital
market capitalization falls within the Russell 2000(R) Index).       Management Incorporated

Seeks to provide long-term capital growth by investing at least      Adviser: VALIC
80% of net assets primarily in the stocks of small companies,        Sub-Adviser: Invesco
with market capitalizations at the time of purchase which fall 1)    Advisers, Inc., T. Rowe Price
within or below range of companies in either the current Russell     Associates, Inc. and
2000(R) or S&P SmallCap 600(R) Indices, or 2) below the three-       Bridgeway Capital
year average maximum market cap of companies in the index as         Management, Inc.
of December 31 of the three preceding years.

Seeks to provide growth of capital by investing at least 80% of      Adviser: VALIC
net assets primarily in a diversified portfolio of common stocks     Sub-Adviser: SunAmerica
that, as a group, the Sub-Adviser believes may provide               Asset Management Corp.
investment results closely corresponding to the performance of the Russell 2000(R) Index.

Seeks to produce growth of capital by investing at least 80% of net  Adviser: VALIC
assets primarily in common stocks of small U.S. companies. The       Sub-Adviser: Dreman Value
Sub-Advisers look for significantly undervalued companies that       Management, LLC and Wells
they believe have the potential for above-average appreciation with  Capital Management
below-average risk.                                                  Incorporated

Seeks to achieve its investment goal by investing at least 80% of    Adviser: VALIC
net assets primarily in stocks of U.S. companies with small and      Sub-Adviser: Wells Capital
medium market capitalizations that the Sub-Adviser believes          Management Incorporated
have the potential for above average growth.                         and Century Capital
                                                                     Management, LLC

Seeks long-term capital growth by investing at least 80% of net      Adviser: VALIC
assets in common stocks that, as a group, are expected to            Sub-Adviser: SunAmerica
provide investment results closely corresponding to the              Asset Management Corp.
performance of the S&P 500(R) Index.

Seeks long-term total return, which consists of capital              Adviser: VALIC
appreciation and income through investments primarily in             Sub-Adviser: Wellington
common stocks of companies, focusing on value stocks that the        Management Company, LLP
Sub-Adviser believes are currently undervalued by the market.

20

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
VARIABLE ACCOUNT OPTIONS                          INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
 ------------------------                         --------------------                            -----------------------
VALIC COMPANY II

Aggressive Growth          Seeks growth through investments in a combination of the             Adviser: VALIC
Lifestyle Fund             different funds offered in VALIC Company I and VALIC                 Sub-Adviser: PineBridge
                           Company II. The indirect holdings for this fund of funds are         Investments, LLC
                           primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers.

Capital Appreciation Fund  Seeks long-term capital appreciation by investing primarily in a     Adviser: VALIC
                           broadly diversified portfolio of stocks and other equity securities  Sub-Adviser: Bridgeway
                           of U.S. companies.                                                   Capital Management, Inc.

Conservative Growth        Seeks current income and low to moderate growth of capital           Adviser: VALIC
Lifestyle Fund             through investments in a combination of the different funds          Sub-Adviser: PineBridge
                           offered in VALIC Company I and VALIC Company II. The indirect        Investments, LLC
                           holdings for this fund of funds are primarily in fixed-income securities of domestic and foreign issuers and equity securities of domestic companies.

Core Bond Fund             Seeks the highest possible total return consistent with the          Adviser: VALIC
                           conservation of capital by investing at least 80% of net assets in   Sub-Adviser: PineBridge
                           medium- to high-quality fixed income securities. These securities    Investments, LLC
                           include corporate debt securities of domestic and foreign
                           companies, securities issued or guaranteed by the U.S.
                           government, and mortgage-backed, or asset-backed securities.

High Yield Bond Fund       Seeks the highest possible total return and income consistent        Adviser: VALIC
                           with conservation of capital by investing at least 80% of net        Sub-Adviser: Wellington
                           assets in a diversified portfolio of high yielding, high risk fixed  Management Company, LLP income securities. These securities are below-investment-grade and are commonly referred to as junk bonds.

International Small Cap    Seeks to provide long-term capital appreciation by investing at      Adviser: VALIC
Equity Fund                least 80% of net assets in equity and equity-related securities of   Sub-Adviser: PineBridge
                           small cap companies throughout the world, excluding the U.S.         Investments, LLC and Invesco
                                                                                                Advisers, Inc.

Large Cap Value Fund       Seeks to provide total returns that exceed over time the Russell     Adviser: VALIC
                           1000(R) Value Index by investing at least 80% of net assets in       Sub-Adviser: The Boston
                           equity securities of large market capitalization companies traded    Company Asset Management,
                           in the U.S. The Russell 1000(R) Value Index is a sub-index of the    LLC and Janus Capital
                           Russell 3000(R) Index, which follows the 3,000 largest U.S.          Management, LLC
                           companies, based on total market capitalization.

Mid Cap Growth Fund        Seeks long-term capital appreciation principally by investing at     Adviser: VALIC
                           least 80% of net assets in medium-capitalization equity              Sub-Adviser: Columbia
                           securities, such as common and preferred stocks and securities       Management Investment
                           convertible into common stocks. The Sub-Adviser defines mid-         Advisers, LLC
                           sized companies as companies that are included in the Russell
                           MidCap(R) Index.

Mid Cap Value Fund         Seeks capital growth, by investing at least 80% of net assets in     Adviser: VALIC
                           equity securities of medium capitalization companies using a         Sub-Adviser: Nuveen Asset
                           value-oriented investment approach. Mid-capitalization               Management, LLC,
                           companies include companies with a market capitalization             Tocqueville Asset
                           equaling or exceeding $500 million, but not exceeding the largest    Management, L.P. and
                           market capitalization of the Russell MidCap(R) Index range.          Wellington Management
                                                                                                Company, LLP

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
   VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
   ------------------------                            --------------------                           -----------------------
Moderate Growth Lifestyle Fund  Seeks growth and current income through investments in a            Adviser: VALIC
                                combination of the different funds offered in VALIC Company I       Sub-Adviser: PineBridge
                                and VALIC Company II. This fund of funds indirect holdings are      Investments, LLC
                                primarily in domestic and foreign fixed-income securities and equity securities of domestic large-capitalization companies.

Money Market II Fund            Seeks liquidity, protection of capital and current income through   Adviser: VALIC
                                investments in short-term money market instruments.                 Sub-Adviser: SunAmerica
                                                                                                    Asset Management Corp.

Small Cap Growth Fund           Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                                assets primarily in the equity securities of small companies that   Sub-Adviser: JPMorgan
                                the Sub-Adviser determines have a history of above-average          Investment Management Inc.
                                growth or that it believes are expected to have above-average growth. Small cap companies are companies with market caps at the time of purchase, equal to or less than the largest company in the Russell 2000(R) Index during most recent 12-month period.

Small Cap Value Fund            Seeks to provide maximum long-term return, consistent with          Adviser: VALIC
                                reasonable risk to principal, by investing at least 80% of net      Sub-Adviser: JPMorgan
                                assets primarily in securities of small-capitalization companies    Investment Management Inc.,
                                that the Sub-Advisers believe are undervalued. Small-cap            SunAmerica Asset
                                companies are companies whose market capitalization is equal to     Management Corp. and
                                or less than the largest company in the Russell 2000(R) Index       Metropolitan West Capital
                                during the most recent 12-month period.                             Management, LLC

Socially Responsible Fund       Seeks to obtain growth of capital by investing at least 80% of net  Adviser: VALIC
                                assets, primarily in equity securities, of U.S. companies which     Sub-Adviser: SunAmerica
                                meet the social criteria established for the fund. The fund does    Asset Management Corp.
                                not invest in companies that are significantly engaged in the production of nuclear energy; the manufacture of weapons or delivery systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the production of products that significantly pollute the environment; labor relations/labor disputes; or significant workplace violations.

Strategic Bond Fund             Seeks the highest possible total return and income consistent       Adviser: VALIC
                                with conservation of capital through investment in a diversified    Sub-Adviser: PineBridge
                                portfolio of income producing securities. The fund invests at       Investments, LLC
                                least 80% of net assets in a broad range of fixed-income
                                securities, including investment-grade bonds, U.S. government and agency obligations, mortgage-backed securities, and U.S.,
                                Canadian, and foreign high risk, high yield bonds.

The Core Value Fund changed its name to the Dividend Value Fund on June 7, 2010. A detailed description of the fees, investment objective, strategy, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

--------------------------------------------------------------------------------


ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000.00. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

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If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Note that the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "General Information" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

              Value of Your Fixed Account Options*
          =   (EQUALS)
              All Purchase Payments made to the Fixed Account Options

         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "General Information, Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the separate account charges, the Purchase Unit Value will decrease. In the case of negative yields, your investment in the Money Market I or II Fund will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

--------------------------------------------------------------------------------


Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the IncomeLOCK or IncomeLOCK Plus programs; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.


OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect a Living Benefit on or after your original Contract issue date (the "Endorsement Date"), subject to certain age requirements. You may elect to have the Living Benefit cover only your life (IncomeLOCK or IncomeLOCK Plus) or the lives of both you and your spouse (IncomeLOCK Plus only).

The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefits. You could pay for these features and not need to use them. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by these Living Benefits.

--------------------------------------------------------------------------------


Below is a high level summary of the optional Living Benefits offered in your Contract, including a table summarizing the applicable features and components of each Living Benefit.

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65th birthday to take your first withdrawal under the program.

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, you could be eligible for the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date. You may begin taking withdrawals as early as age 45 at 5%, 5.5% or 6%, depending on the Income Credit option selected and the number of persons covered under the benefit (see table below). In addition, if your Account Value is reduced to zero, you will still benefit from the Protected Income Payment, which guarantees annual income of 4% for life (or 3% if withdrawals began before age 65). Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

LIVING BENEFIT OPTIONS -- SUMMARY

-------------------------------------------------------------------------------------------------------------------------
FEATURE                   INCOMELOCK                               INCOMELOCK +6                  INCOMELOCK +8
-------                   ----------                               -------------                  -------------
-------------------------------------------------------------------------------------------------------------------------
LIVES COVERED             You                              You and your spouse            You and your spouse
-------------------------------------------------------------------------------------------------------------------------
INCOME CREDIT PERCENTAGE  Not applicable                   6% reduced for withdrawals     8% in years there are no
                                                           each year (available for the   withdrawals (available for the
                                                           first 12 Benefit Years)        first 12 Benefit Years)
-------------------------------------------------------------------------------------------------------------------------

MAXIMUM ANNUAL            Before 5th Benefit Year          One Covered Person: 6%         One Covered Person: 5.5%
WITHDRAWAL PERCENTAGE     anniversary: 5%                  Two Covered Persons: 5.5%      Two Covered Persons: 5%

                          On or after 5th Benefit Year
                          anniversary: 7%

                          On or after 10th Benefit Year
                          anniversary: 10%

                          On or after 20th Benefit Year
                          anniversary: 10%

                          On or after the Benefit
                          Anniversary following your 65th
                          birthday (for lifetime
                          withdrawals): 5%
-------------------------------------------------------------------------------------------------------------------------

PROTECTED INCOME          No Reduction to the Maximum      Age 45-64 at First             Age 45-64 at First
PAYMENT PERCENTAGE        Annual Withdrawal Amount         Withdrawal: 3%                 Withdrawal: 3%
                                                           Age 65+ at First               Age 65+ at First
                                                           Withdrawal: 4%                 Withdrawal: 4%
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        Not applicable                   Available on the 12th Benefit  Available on the 12th Benefit
INCOME BASE                                                Anniversary if no withdrawals  Anniversary if no withdrawals
                                                           were taken                     were taken
-------------------------------------------------------------------------------------------------------------------------

See "IncomeLOCK" and "IncomeLOCK Plus" below for a more detailed discussion of each of these Living Benefit options.

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Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

                                INVESTMENT RESTRICTIONS
      INVESTMENT         ---------------------------------------
         GROUP            INCOMELOCK       INCOMELOCK PLUS      VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Group A: Bond, Cash and  20%-Minimum   30%*-Minimum             Fixed Account Plus
Fixed Accounts                                                  Short-Term Fixed Account
                         100%-Maximum  100%-Maximum             Capital Conservation Fund
                                                                Core Bond Fund
                                       *15% of each             Government Securities Fund
                                       investment, including    Inflation Protected Fund
                                       Ineligible Purchase      International Government Bond Fund
                                       Payments (if any), is    Money Market I Fund
                                       automatically allocated  Money Market II Fund
                                       to Fixed Account Plus    Strategic Bond Fund
                                       for as long as           Vanguard Long-Term Investment Grade Fund
                                       IncomeLOCK Plus          Vanguard Long-Term Treasury Fund
                                       remains in effect. (See
                                       also IMPORTANT
                                       NOTE FOR
                                       INCOMELOCK PLUS
                                       below.)
---------------------------------------------------------------------------------------------------------------

Group B: Equity Maximum  0%-Minimum    0%-Minimum               Aggressive Growth Lifestyle Fund
                                                                Asset Allocation Fund
                         70%-Maximum   70%-Maximum              Blue Chip Growth
                                                                Broad Cap Value Income Fund
                                                                Capital Appreciation Fund
                                                                Conservative Growth Lifestyle Fund
                                                                Core Equity Fund
                                                                Dividend Value Fund
                                                                Foreign Value Fund
                                                                Global Equity Fund
                                                                Global Social Awareness Fund
                                                                Global Strategy Fund
                                                                Growth Fund
                                                                Growth & Income Fund
                                                                High Yield Bond Fund
                                                                International Equities Fund
                                                                International Growth I Fund
                                                                Large Cap Core Fund
                                                                Large Capital Growth Fund
                                                                Large Cap Value Fund
                                                                Lou Holland Growth Fund
                                                                Mid Cap Index Fund
                                                                Mid Cap Value Fund
                                                                Moderate Growth Lifestyle Fund
                                                                Socially Responsible Fund
                                                                Stock Index Fund
                                                                Value Fund
                                                                Vanguard LifeStrategy Conservative Growth Fund
                                                                Vanguard LifeStrategy Growth Fund
                                                                Vanguard LifeStrategy Moderate Growth Fund
                                                                Vanguard Wellington Fund
                                                                Vanguard Windsor II Fund

--------------------------------------------------------------------------------

                           INVESTMENT RESTRICTIONS
      INVESTMENT         ------------------------------
         GROUP           INCOMELOCK   INCOMELOCK PLUS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        ------------------------------
Group C: Limited Equity  0%-Minimum    0%-Minimum           Ariel Appreciation Fund
                                                            Ariel Fund
                         10%-Maximum   10%-Maximum          Global Real Estate Fund
                                                            Health Sciences Fund
                                                            International Small Cap Equity Fund
                                                            Mid Cap Growth Fund
                                                            Mid Cap Strategic Growth Fund
                                                            Nasdaq-100(R) Index Fund
                                                            Science and Technology Fund
                                                            Small Cap Aggressive Growth Fund
                                                            Small Cap Fund
                                                            Small Cap Growth Fund
                                                            Small Cap Index Fund
                                                            Small Cap Special Values Fund
                                                            Small Cap Value Fund
                                                            Small-Mid Growth Fund

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2015 High Watermark Fund (Not available for
new investments effective 2/12/2010.)
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund
-------------------------------------------------------

--------
* IMPORTANT NOTE FOR INCOMELOCK PLUS: If you choose IncomeLOCK Plus, we will automatically allocate 15% of each purchase payment to Fixed Account Plus, one of the guaranteed fixed investment options available under your Contract. This automatic allocation counts against the 30% of your investments that must be allocated to Group A (Bond, Cash and Fixed Accounts). Pursuant to this requirement, if IncomeLOCK Plus is selected at Contract issue, we will automatically allocate to Fixed Account Plus 15% of your initial purchase payment and each purchase payment you make thereafter. If IncomeLOCK Plus is selected after Contract issue, your Account Value on the Endorsement Date is considered the initial purchase payment for this purpose and we will therefore automatically allocate to Fixed Account Plus 15% of such Account Value and each purchase payment you make thereafter. This automatic allocation to Fixed Account Plus applies to all purchase payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The 15% automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request the entire amount of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value. In addition, we will not rebalance the automatic allocation to Fixed Account Plus under the required automatic asset quarterly rebalancing program described below.

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or systematic withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit Option is cancelled or terminated and the

--------------------------------------------------------------------------------

Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. The company may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. The company will notify you of any changes to the investment requirements.

Additional Important Information Applicable to Both Optional Living Benefits

The Living Benefits are not available if you have an outstanding loan under the Contract. If you elect to take a loan after the Endorsement Date and while either Living Benefit is still in effect, we will automatically terminate the Benefit. IF YOU ELECT A LIVING BENEFIT AND THEN TAKE A LOAN AFTER THE ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THESE FEATURES.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% IRS penalty tax if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the required minimum distributions ("RMD") determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK and IncomeLOCK Plus may be elected any time, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the benefit and a description of the effect of RMDs on the benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                     MAXIMUM                 MAXIMUM
                                      ANNUAL     INITIAL      ANNUAL
                                    WITHDRAWAL   MINIMUM    WITHDRAWAL
                                    PERCENTAGE  WITHDRAWAL  PERCENTAGE
                                      PRIOR    PERIOD PRIOR     IF
                                      TO ANY      TO ANY    EXTENSION
          TIME OF FIRST WITHDRAWAL  EXTENSION   EXTENSION   IS ELECTED
          ------------------------  ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary.......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary.......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary.......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary.......     10        10 Years      10
          On or after the Benefit
            Anniversary following              Life of the
            the Contract owner's                  Contract
            65th birthday..........      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in

--------------------------------------------------------------------------------

  any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK is selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including excess withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the Maximum Anniversary Value (MAV) Evaluation Period, which begins on the Endorsement Date (the date that we issue the Benefit Endorsement to your Contract) and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal amount in any Benefit Year reduce the Benefit Base by 50% or more.

--------------------------------------------------------------------------------


Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

INCOMELOCK PLUS

You may elect IncomeLOCK Plus on or after your Contract issue date (the "Endorsement Date") to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s).

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix B -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.

Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base could be increased to equal at least 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------
                      Joint Owners(1)       45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Non-Qualified:
                Joint
                Owners(1)         45       80       45       85
                ---------------------------------------------------
                Non-Qualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------

--------
(1) Based on the age of the older Owner.
(2) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

--------------------------------------------------------------------------------


  .   The older Contract Owner if jointly owned (non-qualified Contracts only)

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  .   The Contract Owner and spousal joint owner (non-qualified Contracts only)

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner(s) and the annuitant(s) must be the same persons); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner(s) and the annuitant(s) must be the same persons).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal of one of the two original Contract Owners (non-qualified Contracts);

   2. Removal or replacement of the original spousal beneficiary; and

   3. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

IncomeLOCK Plus is designed for individuals and spouses. Thus, if a Contract is owned by non-spousal joint Owners, domestic partners or same-sex spouses who jointly own a contract and either Owner dies, the full Account Value must be paid within 5 years of death, in compliance with the Internal Revenue Code, after which time the Contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the IncomeLOCK Plus. You should consult a qualified tax advisor concerning your particular circumstances.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage (MAWP) represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount (MAWA) that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage (PIPP) represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)        6%            5.5%                4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Persons (Based on younger Covered Person)                      5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

--------------------------------------------------------------------------------


Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below.

First, we determine the initial Benefit Base. If IncomeLOCK Plus is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK Plus is selected at Contract issue, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

   1. 100% of Purchase Payments received in the first contract year; and

   2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus is selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years later. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total

--------------------------------------------------------------------------------

withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to greater of the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not elect IncomeLOCK or re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

   8. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

   9. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted on www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If an investor sells fund shares valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the investor will not be able to make a purchase of $5,000 or more in that same fund for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain funds may set limits on transfers in and out of a fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, an investor's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

--------------------------------------------------------------------------------


Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   IncomeLOCK Plus

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are

--------------------------------------------------------------------------------

     suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES

The Separate Account charges for each Variable Investment Option are shown in the Fee Tables of this prospectus. The charges range from 0.65% to 1.15% during the Purchase Period and 0.75% to 1.25% during the Payout Period of the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

--------------------------------------------------------------------------------


  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.10% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund. WE USE THESE FEES RECEIVED TO DIRECTLY REDUCE THE SEPARATE ACCOUNT CHARGES; THUS, THE NET SEPARATE ACCOUNT CHARGES ARE REFLECTED IN THE FEE TABLES. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK

The annualized fee for IncomeLOCK is calculated as 0.70% of the Benefit Base for all years in which the feature is in effect (0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                          MAXIMUM
                                                         ANNUALIZED
                                                          FEE RATE
                                                          DECREASE
                             INITIAL  MAXIMUM  MINIMUM  OR INCREASE
            NUMBER OF         ANNUAL   ANNUAL   ANNUAL  EACH BENEFIT
            COVERED PERSONS  FEE RATE FEE RATE FEE RATE   QUARTER*
            ---------------  -------- -------- -------- ------------
             One Covered
               Person.......   1.10%    2.20%    0.60%    +/-0.25%
             Two Covered
               Persons......   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

--------------------------------------------------------------------------------


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Fee Tables" and "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversaries. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

--------------------------------------------------------------------------------


VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

  . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

  . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

--------------------------------------------------------------------------------


PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the fixed interest options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the

--------------------------------------------------------------------------------

certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

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  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific Investment Option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on a minimum distribution required by federal tax law (known as "No Charge" Minimum Distribution), if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules imposed by the Internal Revenue Service ("IRS").

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK and IncomeLOCK Plus, as set forth below in greater detail for each Living Benefit.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. For IncomeLOCK this will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

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If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below. Additionally, several examples that show the effects of withdrawals have been included in Appendix C to this prospectus.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD: The Minimum Withdrawal Period ("MWP") is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative

--------------------------------------------------------------------------------

   form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation
Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

46

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IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS
ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS
WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------



From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

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  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the contract owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contracts, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in some states, including New York and Florida. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

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Step 2:  Determine your Variable Account Option Value by taking the greater of:

           Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
           OR
           100% of Purchase Payments invested in Variable
           Account Options
       -   (MINUS)
           Prior withdrawals (out of) or transfers (out of) the Variable
           Account Option
       +   (PLUS)
           Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

         A. 100% of Purchase Payments
         -  (MINUS)
         B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
         +  (PLUS)
         C. Interest on the result of A minus B at the rate of up to 3% annually (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York or Florida. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK

Spousal Beneficiary

Upon the death of the Contract owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the

--------------------------------------------------------------------------------

provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

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If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

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HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA"). The Small Business Jobs Act of 2010 subsequently added the ability for in-plan Roth conversions in certain employer-sponsored plans which otherwise include or permit Roth accounts. In addition, the Contracts are also available through "Nonqualified Contracts."

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

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Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

--------------------------------------------------------------------------------


It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules may have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that was part of the employer's 403(b) plan or that was subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

The Separate Account has been named as a party-defendant in a purported class action lawsuit filed in the United States District Court for the District of Arizona in December 2009 (John Hall and Brenda Hall, et al. v. The Variable Annuity Life Insurance Company, et al.). There are no other pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                 PAGE
                                                                 ----
          General Information...................................   3
          Federal Tax Matters...................................   3
             Economic Growth and Tax Relief Reconciliation Act
               of 2001..........................................   3
             Tax Consequences of Purchase Payments..............   3
             Tax Consequences of Distributions..................   6
             Special Tax Consequences -- Early Distribution.....   8
             Special Tax Consequences --
               Required Distributions...........................   9
             Tax Free Rollovers, Transfers and Exchanges........  10
             Effect of Tax-Deferred Accumulations...............  11
          Exchange Privilege....................................  12
             Exchanges From Independence Plus Contracts.........  12
             Exchanges From V-Plan Contracts....................  13
             Exchanges From SA-1 and SA-2 Contracts.............  14
             Exchanges From Impact Contracts....................  16
             Exchanges From Compounder Contracts................  17
             Information That May Be Applicable To
               Any Exchange.....................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  19
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  20
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  23
          Experts...............................................  23
          Comments on Financial Statements......................  23

   APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

                                                        MAXIMUM
                                                      ANNUALIZED
                                                       FEE RATE
                                                      DECREASE OR
                                                       INCREASE
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM     EACH
              COVERED       ANNUAL   ANNUAL   ANNUAL    BENEFIT
              PERSONS      FEE RATE FEE RATE FEE RATE  QUARTER*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

--------------------------------------------------------------------------------


IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

--------------------------------------------------------------------------------


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

             The Annual Fee Rate of 0.56% is lower than the Minimum
             Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                    APPENDIX B -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------


The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5.5% of the Benefit Base (5.5% x $108,000 = $5,940). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,940 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------- ----------
              1st     $103,000 $106,000  $100,000   $ 6,000  $ 6,360
              2nd     $333,000 $324,000  $300,000   $18,000  $19,440
              3rd     $333,000 $342,000  $300,000   $18,000  $20,520
              4th     $333,000 $360,000  $300,000   $18,000  $21,600
              5th     $363,000 $409,800  $330,000   $19,800  $24,588
              6th     $413,000 $429,600  $330,000   $19,800  $25,776

Since the Benefit Base equals the Benefit Base at the beginning of that Contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Benefit Base at the time of deposit equals $306,000 ($106,000 + $200,000) and your new Income Credit Base at the time of deposit equals $300,000 ($100,000 + $200,000). $30,000 of the $230,000 Purchase Payment is
considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st Contract year. On your 2nd Contract anniversary, your Income Credit is $18,000 (6% x $300,000) and your Benefit Base equals $324,000 ($306,000 + $18,000). Your Benefit Base is not increased to the $333,000 Account Value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount would be $19,440 if you were to start taking withdrawals after the 2nd Contract anniversary (6% of the $324,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Benefit Base at the time of deposit equals $390,000 ($360,000 + $30,000). On your 5th Contract anniversary, your Income Credit Base is $330,000 ($300,000 + $30,000) and your

--------------------------------------------------------------------------------

Income Credit equals $19,800 ($330,000 x 6%). Your Benefit Base equals $409,800 ($390,000 + $19,800). Any Purchase Payments made on or after your 5th Contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. Therefore, your Benefit Base is $429,600 ($409,800 + $19,800). If you were to start taking withdrawals after the 6th Contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 6%, your Maximum Annual Withdrawal Amount would be $25,776 (6% of the $429,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $25,776 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $429,600, then your Protected Income Payment is 4% of the Benefit Base (4% x $429,600 = $17,184). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $17,184 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,940
             2nd     $118,000 $118,000  $118,000       N/A*   $6,490
             3rd     $107,000 $127,440  $118,000   $ 9,440    $7,009
             4th     $110,000 $136,880  $118,000   $ 9,440    $7,528
             5th     $150,000 $150,000  $150,000       N/A*   $8,250
             6th     $145,000 $162,000  $150,000   $12,000    $8,910

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,910 (5.5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,910 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,910), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,910), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,910. Your Account Value after this portion of the withdrawal is $100,500 ($109,410 -- $8,910), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,020 / $100,500 = 4%). The Benefit Base is adjusted to $155,520, or $162,000 x 96%. The Income Credit Base is adjusted to $144,000, or $150,000 x 96%. Your new Income Credit is 8% of your new Income Credit Base (8% x $144,000), which equals $11,520. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($155,520 x 5.5%), which equals $8,553.60. Therefore, if you do not take additional excess withdrawals, you may take up to $8,553.60 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $155,520, then your Protected Income Payment is 4% of the Benefit Base (4% x $155,520 = $6,220.80). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,220.80 each year as long as the Covered Person(s) is(are) alive.

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EXAMPLE 5 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $ 7,080
             4th      $103,000 $124,000  $100,000   $6,000   $ 7,440
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,800
             6th      $103,000 $136,000  $100,000   $6,000   $ 8,160
             7th      $103,000 $142,000  $100,000   $6,000   $ 8,520
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,880
             9th      $103,000 $154,000  $100,000   $6,000   $ 9,240
             10th     $103,000 $160,000  $100,000   $6,000   $ 9,600
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,960
             12th     $103,000 $200,000  $200,000      N/A*  $12,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $12,000 (6% of the $200,000 Benefit
Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $12,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 6 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $7,080
             4th      $103,000 $124,000  $100,000   $6,000   $7,440
             5th      $103,000 $130,000  $100,000   $6,000   $7,800
             6th      $103,000 $136,000  $100,000   $6,000   $8,160
             7th      $103,000 $142,000  $100,000   $6,000   $8,520
             8th      $103,000 $148,000  $100,000   $6,000   $8,880
             9th      $ 98,560 $151,000  $100,000   $3,000   $9,060
             10th     $ 91,010 $152,000  $100,000   $1,000   $9,120

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,880 (6% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Income Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 -- $4,440). Your Net Income Credit Percentage equals 3% (6% -- 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 -- $7,550). Your new Income Credit is 1% (6% -- 5%) of your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 6%, your new Maximum Annual Withdrawal Amount will be $9,120 (6% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $9,120 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

                 APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the IncomeLOCK feature, given specific assumptions for each example:

Example 1

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 1st Benefit Anniversary

  .   On your 1st Benefit Anniversary, your Account Value is $105,000

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Benefit Anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your Account Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Benefit Anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 divided by $5,250). Therefore, as of your 1st Benefit Anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the Benefit Anniversary following the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Example 2

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

On your 5th Benefit Anniversary, your Account Value is $120,000, and your Benefit Base is stepped-up to $120,000. If you were to start taking withdrawals after this anniversary date, your Maximum Annual Withdrawal Amount would be 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 divided by $8,400). Therefore, as of your 5th Benefit Anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

Example 3 -- The impact of withdrawals that are less than or equal to the Maximum Annual Withdrawal Amount

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

During your 6th Benefit Anniversary, after your 5th Benefit Anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is

--------------------------------------------------------------------------------

reduced by the total dollar amount of the withdrawal ($4,500) on your next Benefit Anniversary. Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount ($115,500 divided by $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, and $6,300 in the 14th (last) Benefit Year.

Example 4 -- The impact of withdrawals that are in excess of the maximum annual withdrawal amount

  .   You elect IncomeLOCK and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

Assume that during your 6th Benefit Year, after your 5th Benefit Anniversary, you make a withdrawal of $11,688 and your Account Value at your next Benefit Anniversary is $118,000. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. On your next Benefit Anniversary, we first process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the Account Value and the Benefit Base. Your Account Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the Benefit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal. This is accomplished by taking the Benefit Base on the prior Benefit Anniversary ($120,000) less the portion of your withdrawal that is not the Excess Withdrawal ($8,400) and multiplying this result ($111,600) by 1 minus the Excess Withdrawal ($3,288) divided by the sum of the Account Value on the Benefit Anniversary ($118,000) and the Excess Withdrawal ($3,288) or ($118,000 + $3,288 = $121,288). This calculation equals
$108,576 [$111,600 x (1 - $3,288/$121,288) or $111,600 x 97.29%, which equals
$108,576]. Your Benefit Base is $108,312, which is the lesser of these two calculations. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your Benefit Base divided by your Minimum Withdrawal Period ($108,312 divided by 13.28), which equals $8,156.02.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.20 TO 13.20                                            May 1, 2011


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2011, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information is shown at the end of this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS               PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund     SunAmerica 2015 High Watermark Fund*
Blue Chip Growth Fund               Capital Appreciation Fund            SunAmerica 2020 High Watermark Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund   Ariel Appreciation Fund
Capital Conservation Fund           Core Bond Fund                       Ariel Fund
Core Equity Fund                    High Yield Bond Fund                 Lou Holland Growth Fund
Dividend Value Fund                 International Small Cap Equity Fund  Vanguard Lifestrategy Conservative Growth Fund
Foreign Value Fund                  Large Cap Value Fund                 Vanguard Lifestrategy Growth Fund
Global Equity Fund                  Mid Cap Growth Fund                  Vanguard Lifestrategy Moderate Growth Fund
Global Real Estate Fund             Mid Cap Value Fund                   Vanguard Long-Term Investment-Grade Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund       Vanguard Long-Term Treasury Fund
Global Strategy Fund                Money Market II Fund                 Vanguard Wellington Fund
Government Securities Fund          Small Cap Growth Fund                Vanguard Windsor II Fund
Growth Fund                         Small Cap Value Fund
Growth & Income Fund                Socially Responsible Fund            * closed to new investments
Health Sciences Fund                Strategic Bond Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

SELECTED PURCHASE UNIT DATA......................................   9

HIGHLIGHTS.......................................................  13

GENERAL INFORMATION..............................................  14
   About the Contracts...........................................  14
   About VALIC...................................................  15
   American Home Assurance Company...............................  15
   About VALIC Separate Account A................................  15
   Units of Interest.............................................  16
   Distribution of the Contracts.................................  16

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  16
   Fixed Account Options.........................................  17
   Variable Account Options......................................  17

PURCHASE PERIOD..................................................  25
   Account Establishment.........................................  26
   When Your Account Will Be Credited............................  26
   Purchase Units................................................  27
   Calculation of Value for Fixed Account Options................  27
   Calculation of Value for Variable Account Options.............  27
   Premium Enhancement Credit....................................  27
   Stopping Purchase Payments....................................  28

OPTIONAL LIVING BENEFITS.........................................  28
   Living Benefit Options -- Summary.............................  29
   IncomeLOCK(R).................................................  32
   IncomeLOCK(R) Plus............................................  34

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  38
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  38
   Communicating Transfer or Reallocation Instructions...........  39
   Effective Date of Transfer....................................  39
   Transfers During the Payout Period............................  39

FEES AND CHARGES.................................................  40
   Account Maintenance Charge....................................  40
   Surrender Charge..............................................  40
       Amount of Surrender Charge................................  40
       10% Free Withdrawal.......................................  40
       Exceptions to Surrender Charge............................  40
   Premium Tax Charge............................................  41
   Separate Account Charges......................................  41
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  41
   Separate Account Expense Reimbursements or Credits............  42
   Market Value Adjustment ("MVA")...............................  42
   Optional Living Benefit Fees..................................  42
   Other Charges.................................................  43

PAYOUT PERIOD....................................................  43
   Fixed Payout..................................................  43
   Assumed Investment Rate.......................................  43
   Variable Payout...............................................  44
   Combination Fixed and Variable Payout.........................  44

                                                                    PAGE
                                                                    ----
          Partial Annuitization....................................  44
          Payout Date..............................................  44
          Payout Options...........................................  45
          Payout Information.......................................  45

       SURRENDER OF ACCOUNT VALUE..................................  45
          When Surrenders Are Allowed..............................  45
          Surrender Process........................................  46
          Amount That May Be Surrendered...........................  46
          Surrender Restrictions...................................  46
          Partial Surrenders.......................................  46
          Systematic Withdrawals...................................  46
          Distributions Required by Federal Tax Law................  47
          Living Benefits..........................................  47

       EXCHANGE PRIVILEGE..........................................  50

       DEATH BENEFITS..............................................  50
          The Process..............................................  50
          Beneficiary Information..................................  50
             Spousal Beneficiaries.................................  51
             Beneficiaries Other Than Spouses......................  51
          Special Information for Individual
            Nonqualified Contracts.................................  51
          During the Purchase Period...............................  51
          Interest Guaranteed Death Benefit........................  51
          Standard Death Benefit...................................  52
          During the Payout Period.................................  52
          IncomeLOCK...............................................  52
          IncomeLOCK Plus..........................................  53

       OTHER CONTRACT FEATURES.....................................  53
          Changes That May Not Be Made.............................  53
          Change of Beneficiary....................................  53
          Contingent Owner.........................................  54
          Cancellation -- The 21 Day "Free Look"...................  54
          We Reserve Certain Rights................................  54
          Relationship to Employer's Plan..........................  54

       VOTING RIGHTS...............................................  54
          Who May Give Voting Instructions.........................  54
          Determination of Fund Shares Attributable to
            Your Account...........................................  54
             During the Purchase Period............................  54
             During the Payout Period or after a Death Benefit
               Has Been Paid.......................................  54
          How Fund Shares Are Voted................................  55

       FEDERAL TAX MATTERS.........................................  55
          Types of Plans...........................................  55
          Tax Consequences in General..............................  55

       LEGAL PROCEEDINGS...........................................  57

       FINANCIAL STATEMENTS........................................  58

       TABLE OF CONTENTS OF STATEMENT OF
         ADDITIONAL INFORMATION....................................  59

       APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF
         INCOMELOCK PLUS FEE.......................................  59

       APPENDIX B -- INCOMELOCK PLUS EXAMPLES......................  61

       APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES................  64

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK(R) and on each Benefit Anniversary for IncomeLOCK(R) Plus.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

      BENEFIT BASE -- a component of the calculating of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount, the Minimum Withdrawal Period (for IncomeLOCK) and the Protected Income Payment (for IncomeLOCK Plus).

      BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

      BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

      ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

      EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a Required Minimum Distribution associated with only the Contract to which a Living Benefit endorsement is attached.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits, IncomeLOCK and IncomeLOCK Plus, are not available with GPS. IncomeLOCK is available with GPA.

      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

      INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period for IncomeLOCK Plus.

--------------------------------------------------------------------------------


      INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

      INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

      INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

      INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The two Living Benefits we offer in this prospectus are offered for an additional fee and are IncomeLOCK and IncomeLOCK Plus.

      MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

      MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

      MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PROTECTED INCOME PAYMENT -- the amount to be paid each year for IncomeLOCK Plus over the remaining lifetime of the Covered Person(s) after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions offered by the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $60
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 Separate Account Charges


                                                                                           $3.75
                                                                                            per
Variable Account Option Maintenance Charge (1)                                            quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I
--------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                0.80
--------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                0.80
--------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                          0.80
--------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                            0.80
--------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                     0.80
--------------------------------------------------------------------------------------------------
       Dividend Value Fund                                                                  0.80
--------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                   0.80
--------------------------------------------------------------------------------------------------
       Global Equity Fund                                                                   0.80
--------------------------------------------------------------------------------------------------
       Global Real Estate Fund (formerly named Real Estate Fund)                            0.80
--------------------------------------------------------------------------------------------------
       Global Social Awareness Fund                                                         0.80
--------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                 0.80
--------------------------------------------------------------------------------------------------
       Government Securities Fund                                                           0.80
--------------------------------------------------------------------------------------------------
       Growth Fund                                                                          0.80
--------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                 0.80
--------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                 0.80
--------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                             0.80
--------------------------------------------------------------------------------------------------
       International Equities Fund                                                          0.80
--------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                   0.80
--------------------------------------------------------------------------------------------------
       International Growth I Fund                                                          0.80
--------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                  0.80
--------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                            0.80
--------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                   0.80
--------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                        0.80
--------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                  0.80
--------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                             0.80
--------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                            0.80
--------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                     0.80
--------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                       0.80
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   VALIC COMPANY I (CONTINUED)
--------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                             0.80
--------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                    0.80
--------------------------------------------------------------------------------------------
       Small-Mid Growth Fund                                                            0.80
--------------------------------------------------------------------------------------------
       Stock Index Fund                                                                 0.80
--------------------------------------------------------------------------------------------
       Value Fund                                                                       0.80
--------------------------------------------------------------------------------------------
   VALIC COMPANY II
--------------------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                                 0.55
--------------------------------------------------------------------------------------------
       Capital Appreciation Fund                                                        0.55
--------------------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                               0.55
--------------------------------------------------------------------------------------------
       Core Bond Fund                                                                   0.55
--------------------------------------------------------------------------------------------
       High Yield Bond Fund                                                             0.55
--------------------------------------------------------------------------------------------
       International Small Cap Equity Fund                                              0.55
--------------------------------------------------------------------------------------------
       Large Cap Value Fund                                                             0.55
--------------------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                              0.55
--------------------------------------------------------------------------------------------
       Mid Cap Value Fund                                                               0.55
--------------------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                                   0.55
--------------------------------------------------------------------------------------------
       Money Market II Fund                                                             0.55
--------------------------------------------------------------------------------------------
       Small Cap Growth Fund                                                            0.55
--------------------------------------------------------------------------------------------
       Small Cap Value Fund                                                             0.55
--------------------------------------------------------------------------------------------
       Socially Responsible Fund                                                        0.55
--------------------------------------------------------------------------------------------
       Strategic Bond Fund                                                              0.55
--------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------
       SunAmerica 2015 High Watermark Fund, Class I (closed to new investments)         1.05
--------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I                                     1.05
--------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                          0.80
--------------------------------------------------------------------------------------------
       Ariel Fund                                                                       0.80
--------------------------------------------------------------------------------------------
       Lou Holland Growth Fund, Investor Shares                                         0.80
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                  1.05
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                               1.05
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                      1.05
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                        0.80
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                0.80
--------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                        1.05
--------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                        1.05
--------------------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

                    FEE PERIOD    MAXIMUM ANNUAL FEE RATE
                    ----------    -----------------------
                    All years   0.70%* (deducted quarterly)

 (1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. If you elect this benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. Otherwise, the Benefit Base is equal to the Account Value on the Endorsement Date. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
 * For IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the IncomeLOCK fee is 0.65% (deducted quarterly).

 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

             NUMBER OF COVERED PERSONS  MAXIMUM ANNUAL FEE RATE(2)
             -------------------------  --------------------------
             For One Covered Person                2.20%
             For Two Covered Persons               2.70%

 (1) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The annual fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus."
 (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

                            INITIAL    MINIMUM   MAXIMUM ANNUALIZED FEE RATE
                           ANNUAL FEE ANNUAL FEE  DECREASE OR INCREASE EACH
NUMBER OF COVERED PERSONS     RATE       RATE         BENEFIT QUARTER*
----------------------------------------------------------------------------
One Covered Person           1.10%      0.60%             +/-0.25%
----------------------------------------------------------------------------
Two Covered Persons          1.35%      0.60%             +/-0.25%
----------------------------------------------------------------------------

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.19%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.05%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $874  $2,091  $3,171   $5,393


(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $421  $1,648  $2,733   $5,393


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $421  $1,648  $2,733   $5,393



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.55%, investment in a Variable Account Option with the lowest total expenses (0.19%), and that the optional IncomeLOCK and IncomeLOCK Plus features are not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $547   $743    $923     $945


(2) If you annuitize your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $78    $243    $423     $945


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $78    $243    $423     $945


Note: These examples should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each variable account option. The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund (formerly the Real Estate Fund) begins on May 1, 2008, the date this fund was added to Portfolio Director.


                                                                    NUMBER OF
                                                   UNIT     UNIT      UNITS
                                                 VALUE AT   VALUE  OUTSTANDING
                                                 BEGINNING AT END   AT END OF
 FUND NAME                                  YEAR  OF YEAR  OF YEAR     YEAR
 ---------                                  ---- --------- ------- ------------
 VALIC COMPANY I
   Asset Allocation Fund (Division 5)       2010   5.180    5.888    2,746,725
                                            2009   4.225    5.180    2,642,382
                                            2008   5.467    4.225    2,229,129
                                            2007   5.184    5.467    2,377,154
                                            2006   4.676    5.184    2,587,780
                                            2005   4.545    4.676    2,347,052
                                            2004   4.223    4.545    2,763,735
                                            2003   3.557    4.223    1,197,046
                                            2002   3.956    3.557    1,074,736
                                            2001   4.163    3.956    1,365,458
   Blue Chip Growth Fund (Division 72)      2010   0.850    0.980   85,079,813
                                            2009   0.599    0.850  149,343,628
                                            2008   1.057    0.599  121,401,907
                                            2007   0.942    1.057   26,745,363
                                            2006   0.863    0.942   19,213,662
                                            2005   0.826    0.868   11,462,143
                                            2004   0.764    0.826    6,768,256
                                            2003   0.595    0.764    3,885,796
                                            2002   0.793    0.595    2,215,965
                                            2001   0.932    0.793    1,191,852
   Broad Cap Value Income Fund
    (Division 75)                           2010   0.942    1.070    3,600,540
                                            2009   0.758    0.942    3,646,121
                                            2008   1.166    0.758    3,526,886
                                            2007   1.153    1.166    3,939,724
                                            2006   1.011    1.153    3,553,051
   Capital Conservation Fund (Division 7)   2010   3.213    3.438    8,481,323
                                            2009   2.918    3.213    6,330,564
                                            2008   3.032    2.918    6,130,802
                                            2007   2.949    3.032   10,912,202
                                            2006   2.844    2.949   12,126,261
                                            2005   2.817    2.844    6,750,984
                                            2004   2.731    2.817    4,379,224
                                            2003   2.644    2.731    1,348,629
                                            2002   2.446    2.644    1,072,328
                                            2001   2.288    2.446      736,319
   Core Equity Fund (Division 15)           2010   1.893    2.119   18,841,998
                                            2009   1.547    1.893   20,044,985
                                            2008   2.479    1.547   20,940,813
                                            2007   2.426    2.479   24,019,431
                                            2006   2.189    2.426   25,973,836
                                            2005   2.123    2.189   26,750,447
                                            2004   1.980    2.123   28,464,512
                                            2003   1.574    1.980   19,470,281
                                            2002   2.038    1.574   18,853,525
                                            2001   2.425    2.038   19,106,874
   Dividend Value Fund (Division 21)        2010   1.478    1.672   23,966,078
                                            2009   1.252    1.478   22,646,853
                                            2008   1.948    1.252   18,379,431
                                            2007   1.973    1.948   26,965,273
                                            2006   1.698    1.973   29,596,738
                                            2005   1.637    1.698   20,636,771
                                            2004   1.463    1.637   25,071,204
                                            2003   1.141    1.463   22,738,226
                                            2002   1.430    1.141   20,786,632
                                            2001   1.573    1.430   21,849,597
   Foreign Value Fund (Division 89)         2010   1.085    1.158  202,902,133
                                            2009   0.742    1.085  162,783,774
                                            2008   1.350    0.742  133,656,004
                                            2007   1.224    1.350  159,603,928
                                            2006   1.066    1.224  133,705,192


                                                                    NUMBER OF
                                                   UNIT     UNIT      UNITS
                                                 VALUE AT   VALUE  OUTSTANDING
                                                 BEGINNING AT END   AT END OF
 FUND NAME                                  YEAR  OF YEAR  OF YEAR     YEAR
 ---------                                  ---- --------- ------- ------------
   Global Equity Fund (Division 87)         2010   0.907    1.001   45,372,388
                                            2009   0.705    0.907   48,075,251
                                            2008   1.319    0.705   50,955,540
                                            2007   1.219    1.319   59,675,090
                                            2006   1.065    1.219   62,815,066
   Global Real Estate Fund (Division 101)   2010   0.842    0.988   41,079,916
                                            2009   0.644    0.842           --
                                            2008      --    0.644   49,429,780
   Global Social Awareness Fund             2010   3.558    3.962   20,306,764
    (Division 12)                           2009   2.726    3.558   22,719,887
                                            2008   4.579    2.726   39,523,029
                                            2007   4.421    4.579   19,729,895
                                            2006   3.858    4.421   16,926,134
                                            2005   3.737    3.858   13,141,444
                                            2004   3.406    3.737   11,413,457
                                            2003   2.673    3.406    7,627,455
                                            2002   3.520    2.673    6,937,701
                                            2001   4.004    3.520    7,765,337
   Global Strategy Fund (Division 88)       2010   1.285    1.424   83,586,363
                                            2009   1.045    1.285   64,106,781
                                            2008   1.330    1.045   65,738,597
                                            2007   1.218    1.330   65,892,584
                                            2006   1.085    1.218   62,685,696
   Government Securities Fund
    (Division 8)                            2010   3.274    3.377    6,176,311
                                            2009   3.430    3.274    6,933,085
                                            2008   3.150    3.430    7,504,411
                                            2007   2.950    3.150    4,473,833
                                            2006   2.886    2.950    4,116,952
                                            2005   2.835    2.886    3,915,219
                                            2004   2.762    2.835    3,958,504
                                            2003   2.753    2.762    3,227,650
                                            2002   2.477    2.753    3,292,403
                                            2001   2.338    2.477    2,040,203
   Growth Fund (Division 78)                2010   0.913    1.071  128,731,317
                                            2009   0.674    0.913  135,951,401
                                            2008   1.126    0.674  140,357,001
                                            2007   0.938    1.126  156,938,148
                                            2006   0.913    0.938  182,212,881
   Growth & Income Fund (Division 16)       2010   2.058    2.293    6,362,314
                                            2009   1.703    2.058    6,209,783
                                            2008   2.715    1.703    6,157,735
                                            2007   2.557    2.715    6,328,894
                                            2006   2.234    2.557    6,505,783
                                            2005   2.220    2.234    5,954,464
                                            2004   2.021    2.220    6,095,902
                                            2003   1.661    2.021    4,253,296
                                            2002   2.133    1.661    3,882,769
                                            2001   2.391    2.133    3,325,072
   Health Sciences Fund (Division 73)       2010   1.305    1.499   26,728,588
                                            2009   1.000    1.305   27,359,821
                                            2008   1.432    1.000   26,863,873
                                            2007   1.228    1.432   26,116,352
                                            2006   1.141    1.228   24,084,413
                                            2005   1.018    1.141   19,631,720
                                            2004   0.889    1.018   18,476,640
                                            2003   0.654    0.889   11,800,752
                                            2002   0.911    0.654    7,126,532
                                            2001   1.001    0.911    4,443,384
   Inflation Protected Fund (Division 77)   2010   1.109    1.200   31,215,988
                                            2009   1.020    1.109   28,157,455
                                            2008   1.086    1.020   20,725,276
                                            2007   1.015    1.086    1,568,920

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR     YEAR
   ---------                              ---- --------- ------- ------------
                                          2006   1.019    1.015    1,032,927
                                          2005   1.007    1.019      738,313
     International Equities Fund
      (Division 11)                       2010   1.611    1.734   96,504,216
                                          2009   1.253    1.611  102,283,340
                                          2008   2.232    1.253   99,483,288
                                          2007   2.069    2.232   74,223,737
                                          2006   1.695    2.069   64,365,451
                                          2005   1.460    1.695   56,778,241
                                          2004   1.249    1.460   28,358,868
                                          2003   0.971    1.249    5,167,502
                                          2002   1.205    0.971    3,400,912
                                          2001   1.557    1.205    2,831,016
     International Government Bond Fund
      (Division 13)                       2010   2.812    3.016   11,503,586
                                          2009   2.541    2.812   10,819,217
                                          2008   2.576    2.541   10,812,062
                                          2007   2.426    2.576    8,847,496
                                          2006   2.265    2.426    8,438,812
                                          2005   2.297    2.265    7,775,394
                                          2004   2.093    2.297    7,458,086
                                          2003   1.767    2.093    5,961,121
                                          2002   1.517    1.767    5,528,660
                                          2001   1.559    1.517    4,684,913
     International Growth I Fund
      (Division 20)                       2010   2.106    2.353   91,816,115
                                          2009   1.569    2.106   86,628,894
                                          2008   2.726    1.569   77,628,544
                                          2007   2.396    2.726   62,755,171
                                          2006   1.911    2.396   53,390,070
                                          2005   1.694    1.911   21,522,837
                                          2004   1.477    1.694   20,553,185
                                          2003   1.187    1.477   13,984,886
                                          2002   1.465    1.187   12,743,207
                                          2001   1.996    1.465   12,911,877
     Large Cap Core Fund (Division 76)    2010   1.083    1.254   40,907,059
                                          2009   0.789    1.083   27,520,870
                                          2008   1.179    0.789   29,714,624
                                          2007   1.100    1.179    7,981,210
                                          2006   0.998    1.100   10,782,371
     Large Capital Growth Fund
      (Division 79)                       2010   1.012    1.160   67,951,552
                                          2009   0.778    1.012   74,628,729
                                          2008   1.276    0.778   76,395,739
                                          2007   1.117    1.276   86,700,537
                                          2006   1.025    1.117   96,979,118
     Mid Cap Index Fund (Division 4)      2010   9.742   12.202   43,005,635
                                          2009   7.102    9.742   38,606,775
                                          2008  11.344    7.102   37,372,986
                                          2007  10.624   11.344   45,491,146
                                          2006   9.738   10.624   39,718,568
                                          2005   8.749    9.738   29,741,528
                                          2004   7.600    8.749   23,510,000
                                          2003   5.669    7.600   11,557,436
                                          2002   6.716    5.669    7,884,899
                                          2001   6.834    6.716    5,137,857
     Mid Cap Strategic Growth Fund
      (Division 83)                       2010   1.153    1.443   41,566,403
                                          2009   0.790    1.153   42,720,011
                                          2008   1.534    0.790   41,439,895
                                          2007   1.192    1.534   43,577,178
                                          2006   1.151    1.192   44,706,601
     Money Market I Fund (Division 6)     2010   2.232    2.214   37,036,338
                                          2009   2.243    2.232   38,529,468
                                          2008   2.211    2.243   41,978,622
                                          2007   2.129    2.211   39,301,696
                                          2006   2.052    2.129   33,924,139
                                          2005   2.013    2.052   28,132,393
                                          2004   2.013    2.013   26,933,761
                                          2003   2.017    2.013   18,172,683
                                          2002   2.008    2.017   19,301,326
                                          2001   1.953    2.008   19,613,013


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
  FUND NAME                               YEAR  OF YEAR  OF YEAR     YEAR
  ---------                               ---- --------- ------- ------------
    Nasdaq-100 Index Fund (Division 46)   2010   0.524    0.623   33,740,780
                                          2009   0.340    0.524   34,980,305
                                          2008   0.595    0.340   26,571,733
                                          2007   0.506    0.595   27,194,567
                                          2006   0.478    0.506   23,231,663
                                          2005   0.476    0.478   25,535,001
                                          2004   0.436    0.476   22,398,281
                                          2003   0.294    0.436   16,938,599
                                          2002   0.481    0.294    5,273,086
                                          2001   0.718    0.481    2,543,964
    Science & Technology Fund
     (Division 17)                        2010   2.428    2.941   54,133,425
                                          2009   1.479    2.428   56,751,172
                                          2008   2.760    1.479   55,172,289
                                          2007   2.364    2.760   59,564,326
                                          2006   2.251    2.364   64,380,758
                                          2005   2.196    2.251   65,611,927
                                          2004   2.196    2.196   69,117,271
                                          2003   1.462    2.196   49,350,491
                                          2002   2.464    1.462   43,387,665
                                          2001   4.223    2.464   42,427,558
    Small Cap Aggressive Growth Fund
     (Division 86)                        2010   1.036    1.314   15,632,515
                                          2009   0.682    1.036   14,759,096
                                          2008   1.157    0.682   11,819,048
                                          2007   1.019    1.157   11,262,606
                                          2006   1.004    1.019    9,552,046
    Small Cap Fund (Division 18)          2010   2.291    2.945   17,940,866
                                          2009   1.799    2.291   18,691,230
                                          2008   2.759    1.799   18,545,437
                                          2007   2.965    2.759   20,439,938
                                          2006   2.757    2.965   21,763,492
                                          2005   2.589    2.757   20,249,184
                                          2004   2.193    2.589   18,364,613
                                          2003   1.621    2.193   12,011,653
                                          2002   2.132    1.621   10,322,622
                                          2001   2.263    2.132   10,143,542
    Small Cap Index Fund (Division 14)    2010   3.229    4.053   48,126,185
                                          2009   2.538    3.229   53,415,617
                                          2008   3.905    2.538   51,046,581
                                          2007   4.012    3.905   49,243,569
                                          2006   3.426    4.012   44,380,293
                                          2005   3.312    3.426   36,938,650
                                          2004   2.832    3.312   24,717,107
                                          2003   1.949    2.832   10,500,147
                                          2002   2.481    1.949    6,154,595
                                          2001   2.452    2.481    4,102,032
    Small Cap Special Values Fund
     (Division 84)                        2010   0.865    1.043   46,636,396
                                          2009   0.663    0.865   48,348,174
                                          2008   1.036    0.663   48,100,392
                                          2007   1.161    1.036   57,828,742
                                          2006   1.045    1.161   60,603,093
    Small-Mid Growth Fund (Division 85)   2010   0.851    1.066   25,389,324
                                          2009   0.609    0.851   26,519,296
                                          2008   1.018    0.609   25,613,348
                                          2007   1.056    1.018   29,079,281
                                          2006   1.016    1.056   32,825,521
    Stock Index Fund (Division 10)        2010   4.731    5.383  106,396,401
                                          2009   3.780    4.731  111,145,188
                                          2008   6.068    3.780   93,757,719
                                          2007   5.819    6.068  122,250,822
                                          2006   5.082    5.819  117,621,590
                                          2005   4.900    5.082  104,405,219
                                          2004   4.469    4.900   87,908,580
                                          2003   3.514    4.469   55,777,760
                                          2002   4.567    3.514   47,259,245
                                          2001   5.244    4.567   49,700,088
    Value Fund (Division 74)              2010   1.122    1.278   26,658,040
                                          2009   0.848    1.122   49,493,853

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
  FUND NAME                               YEAR  OF YEAR  OF YEAR     YEAR
  ---------                               ---- --------- ------- ------------
                                          2008   1.477    0.848   75,795,741
                                          2007   1.401    1.477    9,868,917
                                          2006   1.214    1.401    8,626,115
                                          2005   1.150    1.214   11,244,909
                                          2004   0.997    1.150      507,725
                                          2003   0.798    0.997      331,439
                                          2002   1.000    0.798      123,767
                                          2001      --    1.000           --
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                        2010   1.734    1.999   11,724,872
                                          2009   1.350    1.734   10,423,599
                                          2008   2.025    1.350    8,808,632
                                          2007   1.854    2.025    7,006,792
                                          2006   1.635    1.854    5,141,753
                                          2005   1.470    1.635    3,244,516
                                          2004   1.302    1.470    3,117,742
                                          2003   1.012    1.302    2,677,110
                                          2002   1.248    1.012    1,960,053
                                          2001   1.434    1.248    1,242,003
    Capital Appreciation Fund
     (Division 39)                        2010   0.887    1.009    6,782,811
                                          2009   0.674    0.887    6,938,458
                                          2008   1.214    0.674    6,446,024
                                          2007   1.018    1.214    4,197,252
                                          2006   0.969    1.018    1,566,885
                                          2005   0.942    0.969    1,528,329
                                          2004   0.867    0.942    1,413,834
                                          2003   0.692    0.867    1,301,251
                                          2002   1.005    0.692    1,002,903
                                          2001   1.287    1.005      809,582
    Conservative Growth Lifestyle Fund
     (Division 50)                        2010   1.879    2.120   10,541,653
                                          2009   1.563    1.879    8,730,081
                                          2008   1.924    1.563    7,340,616
                                          2007   1.806    1.924    6,316,431
                                          2006   1.656    1.806    4,589,479
                                          2005   1.568    1.656    3,753,599
                                          2004   1.444    1.568    3,031,412
                                          2003   1.240    1.444    2,308,156
                                          2002   1.313    1.240    1,451,290
                                          2001   1.343    1.313      960,922
    Core Bond Fund (Division 58)          2010   1.620    1.766   21,687,496
                                          2009   1.405    1.620    9,995,658
                                          2008   1.483    1.405    8,180,262
                                          2007   1.436    1.483   15,849,736
                                          2006   1.376    1.436    5,033,403
                                          2005   1.354    1.376    3,835,809
                                          2004   1.299    1.354    2,639,445
                                          2003   1.256    1.299    1,510,859
                                          2002   1.160    1.256      870,673
                                          2001   1.092    1.160      477,526
    High Yield Bond Fund (Division 60)    2010   1.813    2.047   17,154,143
                                          2009   1.271    1.813   20,415,499
                                          2008   1.860    1.271   19,488,366
                                          2007   1.843    1.860   16,222,580
                                          2006   1.650    1.843    8,923,303
                                          2005   1.547    1.650    5,399,050
                                          2004   1.342    1.547    4,057,359
                                          2003   1.038    1.342    2,474,955
                                          2002   1.063    1.038      680,131
                                          2001   1.009    1.063      613,841
    International Small Cap Equity Fund
     (Division 33)                        2010   1.613    1.925   44,613,482
                                          2009   1.291    1.613   57,816,493
                                          2008   2.216    1.291   73,410,884
                                          2007   2.105    2.216   58,611,447
                                          2006   1.761    2.105   39,145,880
                                          2005   1.367    1.761   16,575,388
                                          2004   1.152    1.367    2,766,497
                                          2003   0.905    1.152    2,314,835
                                          2002   1.102    0.905    1,620,256
                                          2001   1.367    1.102    1,217,774


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
  FUND NAME                               YEAR  OF YEAR  OF YEAR     YEAR
  ---------                               ---- --------- ------- ------------
    Large Cap Value Fund (Division 40)    2010   1.515    1.746   17,449,668
                                          2009   1.382    1.515   19,825,218
                                          2008   2.196    1.382   21,736,549
                                          2007   2.143    2.196   43,706,583
                                          2006   1.817    2.143   25,530,357
                                          2005   1.679    1.817    5,230,944
                                          2004   1.486    1.679    4,394,274
                                          2003   1.172    1.486    3,573,479
                                          2002   1.339    1.172    2,664,154
                                          2001   1.372    1.339    1,653,364
    Mid Cap Growth Fund (Division 37)     2010   1.147    1.393   14,857,122
                                          2009   0.803    1.147   18,440,364
                                          2008   1.512    0.803   18,467,909
                                          2007   1.334    1.512   11,172,318
                                          2006   1.166    1.334    8,040,867
                                          2005   1.054    1.166    6,372,968
                                          2004   0.940    1.054    6,194,518
                                          2003   0.683    0.940    6,055,536
                                          2002   0.984    0.683    4,401,019
                                          2001   1.423    0.984    3,064,194
    Mid Cap Value Fund (Division 38)      2010   2.885    3.507   43,359,711
                                          2009   2.121    2.885   57,728,237
                                          2008   3.479    2.121   62,370,901
                                          2007   3.403    3.479   25,654,821
                                          2006   2.931    3.403   19,629,064
                                          2005   2.694    2.931   14,245,575
                                          2004   2.330    2.694   10,689,956
                                          2003   1.634    2.330    7,010,024
                                          2002   1.910    1.634    5,041,443
                                          2001   1.956    1.910    2,566,084
    Moderate Growth Lifestyle Fund
     (Division 49)                        2010   1.869    2.135   16,247,558
                                          2009   1.490    1.869   13,538,857
                                          2008   2.030    1.490   11,142,644
                                          2007   1.874    2.030    9,172,801
                                          2006   1.698    1.874    7,057,287
                                          2005   1.571    1.698    5,129,289
                                          2004   1.421    1.571    4,669,976
                                          2003   1.158    1.421    3,960,868
                                          2002   1.300    1.158    3,015,695
                                          2001   1.386    1.300    2,200,069
    Money Market II Fund (Division 44)    2010   1.303    1.296   38,478,735
                                          2009   1.305    1.303   40,263,703
                                          2008   1.284    1.305   47,610,261
                                          2007   1.234    1.284   42,190,759
                                          2006   1.186    1.234   26,281,226
                                          2005   1.161    1.186   13,322,408
                                          2004   1.158    1.161    9,253,840
                                          2003   1.157    1.158   10,043,486
                                          2002   1.149    1.157    9,173,724
                                          2001   1.114    1.149    8,613,152
    Small Cap Growth Fund (Division 35)   2010   1.322    1.758    7,939,435
                                          2009   0.965    1.322    7,026,763
                                          2008   1.709    0.965    6,163,487
                                          2007   1.652    1.709    6,002,415
                                          2006   1.510    1.652    5,115,263
                                          2005   1.449    1.510    4,060,645
                                          2004   1.314    1.449    3,633,808
                                          2003   0.906    1.314    3,049,513
                                          2002   1.356    0.906    1,738,121
                                          2001   1.789    1.356    1,447,772
    Small Cap Value Fund (Division 36)    2010   2.009    2.513   32,622,022
                                          2009   1.626    2.009   31,932,767
                                          2008   2.327    1.626   22,439,199
                                          2007   2.515    2.327   27,144,038
                                          2006   2.129    2.515   10,774,645
                                          2005   2.006    2.129    5,890,358
                                          2004   1.689    2.006    5,284,700
                                          2003   1.220    1.689    3,695,332
                                          2002   1.401    1.220    2,396,378
                                          2001   1.316    1.401    1,061,602

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                   UNIT     UNIT      UNITS
                                                 VALUE AT   VALUE  OUTSTANDING
                                                 BEGINNING AT END   AT END OF
FUND NAME                                   YEAR  OF YEAR  OF YEAR     YEAR
---------                                   ---- --------- ------- ------------
  Socially Responsible Fund (Division 41)   2010   1.257    1.433   64,986,935
                                            2009   0.967    1.257   49,219,242
                                            2008   1.557    0.967   55,555,891
                                            2007   1.505    1.557   99,581,896
                                            2006   1.309    1.505   44,151,626
                                            2005   1.265    1.309   12,628,904
                                            2004   1.157    1.265    7,262,970
                                            2003   0.907    1.157    1,855,413
                                            2002   1.190    0.907    1,518,217
                                            2001   1.355    1.190    1,275,611
  Strategic Bond Fund (Division 59)         2010   2.094    2.312   34,423,137
                                            2009   1.671    2.094   31,778,845
                                            2008   1.959    1.671   28,014,096
                                            2007   1.891    1.959   26,880,177
                                            2006   1.752    1.891   18,395,330
                                            2005   1.679    1.752   10,593,319
                                            2004   1.526    1.679    5,542,385
                                            2003   1.285    1.526    2,748,551
                                            2002   1.212    1.285      987,994
                                            2001   1.102    1.212      432,470
PUBLIC FUNDS
SunAmerica 2015 High Watermark
 (Division 81)                              2010   1.099    1.159    2,105,314
                                            2009   1.115    1.099    2,325,080
                                            2008   1.183    1.115    2,226,491
                                            2007   1.130    1.183    1,635,174
                                            2006   1.033    1.130    1,436,871
                                            2005   1.000    1.033      733,478
SunAmerica 2020 High Watermark
 (Division 82)                              2010   0.923    0.995    2,017,691
                                            2009   0.994    0.923    1,688,248
                                            2008   1.200    0.994    1,387,285
                                            2007   1.147    1.200    1,201,351
                                            2006   1.045    1.147      895,679
                                            2005   1.000    1.045      541,738
Ariel Appreciation Fund (Division 69)       2010   1.661    1.971   29,827,419
                                            2009   1.027    1.661   29,627,334
                                            2008   1.748    1.027   28,946,608
                                            2007   1.787    1.748   32,265,610
                                            2006   1.623    1.787   33,754,062
                                            2005   1.590    1.623   38,100,573
                                            2004   1.417    1.590   34,489,384
                                            2003   1.091    1.417   25,946,570
                                            2002   1.226    1.091   17,307,445
                                            2001   1.064    1.226    4,782,738
Ariel Fund (Division 68)                    2010   1.619    2.024   49,429,131
                                            2009   0.999    1.619   50,193,804
                                            2008   1.946    0.999   45,024,988
                                            2007   1.996    1.946   48,168,727
                                            2006   1.823    1.996   50,067,793
                                            2005   1.821    1.823   52,075,771
                                            2004   1.505    1.821   41,615,562
                                            2003   1.185    1.505   23,969,761
                                            2002   1.259    1.185   13,823,829
                                            2001   1.112    1.259    3,576,909
Lou Holland Growth Fund (Division 70)       2010   0.945    1.068   26,865,665
                                            2009   0.685    0.945   27,020,289
                                            2008   1.059    0.685   25,774,376
                                            2007   0.976    1.059   27,404,429
                                            2006   0.935    0.976   30,306,497
                                            2005   0.950    0.935    4,950,398
                                            2004   0.861    0.950    4,379,555
                                            2003   0.680    0.861    2,753,598
                                            2002   0.873    0.680    1,389,807
                                            2001   0.928    0.873      354,300
                                            2000      --    0.928           24
                                            2003   1.768    2.314    7,155,341
                                            2002   1.864    1.768    4,180,947
                                            2001   2.087    1.864    3,125,087
Vanguard LifeStrategy Conservative
 Growth Fund (Division 54)                  2010   1.489    1.638    6,598,364
                                            2009   1.286    1.489    6,609,264


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
  FUND NAME                               YEAR  OF YEAR  OF YEAR     YEAR
  ---------                               ---- --------- ------- ------------
                                          2008   1.614    1.286    6,110,618
                                          2007   1.525    1.614    6,042,668
                                          2006   1.393    1.525    4,499,544
                                          2005   1.348    1.393    3,330,251
                                          2004   1.261    1.348    2,836,503
                                          2003   1.093    1.261    1,954,391
                                          2002   1.167    1.093    1,007,113
                                          2001   1.180    1.167      763,718
  Vanguard LifeStrategy Growth Fund
   (Division 52)                          2010   1.402    1.596   12,959,475
                                          2009   1.133    1.402   12,920,282
                                          2008   1.746    1.133   12,185,285
                                          2007   1.642    1.746   12,472,587
                                          2006   1.429    1.642   10,657,941
                                          2005   1.351    1.429    8,184,272
                                          2004   1.213    1.351    7,076,717
                                          2003   0.954    1.213    5,142,574
                                          2002   1.145    0.954    3,864,620
                                          2001   1.270    1.145    2,800,962
  Vanguard LifeStrategy Moderate
   Growth Fund (Division 53)              2010   1.468    1.646   14,224,933
                                          2009   1.233    1.468   16,238,248
                                          2008   1.695    1.233   14,971,811
                                          2007   1.596    1.695   16,392,940
                                          2006   1.423    1.596   12,482,445
                                          2005   1.361    1.423   10,567,495
                                          2004   1.244    1.361    9,612,545
                                          2003   1.027    1.244    7,167,191
                                          2002   1.157    1.027    4,834,564
                                          2001   1.224    1.157    3,597,361
  Vanguard Long-Term Investment-Grade
   Fund (Division 22)                     2010   2.257    2.479   17,859,422
                                          2009   2.092    2.257   17,890,493
                                          2008   2.062    2.092   17,200,551
                                          2007   2.003    2.062   21,487,990
                                          2006   1.963    2.003   22,101,376
                                          2005   1.882    1.963   19,181,331
                                          2004   1.741    1.882   16,058,977
                                          2003   1.652    1.741   12,089,610
                                          2002   1.471    1.652   11,209,489
                                          2001   1.353    1.471    9,394,086
  Vanguard Long-Term Treasury Fund
   (Division 23)                          2010   2.308    2.494   26,416,159
                                          2009   2.645    2.308   37,453,620
                                          2008   2.176    2.645   43,798,242
                                          2007   2.008    2.176   32,953,874
                                          2006   1.990    2.008   31,129,909
                                          2005   1.882    1.990   27,830,619
                                          2004   1.770    1.882   23,918,115
                                          2003   1.738    1.770   19,619,013
                                          2002   1.502    1.738   19,883,997
                                          2001   1.451    1.502   17,009,737
  Vanguard Wellington Fund (Division 25)  2010   2.584    2.837  121,148,721
                                          2009   2.137    2.584  101,733,150
                                          2008   2.780    2.137  100,181,566
                                          2007   2.592    2.780  105,454,217
                                          2006   2.279    2.592  105,124,832
                                          2005   2.156    2.279   86,469,604
                                          2004   1.960    2.156   75,722,620
                                          2003   1.640    1.960   57,521,256
                                          2002   1.780    1.640   48,274,786
                                          2001   1.727    1.780   44,865,983
  Vanguard Windsor II Fund (Division 24)  2010   2.173    2.379  134,595,533
                                          2009   1.728    2.173  147,608,674
                                          2008   2.759    1.728  127,389,564
                                          2007   2.728    2.759  128,524,770
                                          2006   2.331    2.728  125,930,178
                                          2005   2.201    2.331  108,446,296
                                          2004   1.880    2.201   87,345,541
                                          2003   1.461    1.880   56,268,484
                                          2002   1.776    1.461   46,093,281
                                          2001   1.858    1.776   36,594,309

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."


RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct insurance charges of up to 1.05% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect either Living Benefit on or after your original Contract issue date (the "Endorsement Date"). The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The Death Benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.


On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.


On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of AIG Common Stock on the open market. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.


AMERICAN HOME ASSURANCE COMPANY


The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.


Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.


ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Sixty Divisions are

--------------------------------------------------------------------------------

available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the 1940 Act. Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended
(the "1933 Act").


VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.


UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of The Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the Statement of Additional Information.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.


The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. Agents will receive commissions of up to .85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, agents may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, agents will receive up to a 1% commission and a ..03% annual trail. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.


FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned. The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns that are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a fixed account option
                                  will receive a current rate of
                                  interest. There are limitations on
                                  transfers out of this option. If you
                                  transfer assets from Fixed Account Plus
                                  to another investment option, any
                                  assets transferred back into Fixed
                                  Account Plus within 90 days will
                                  receive a different rate of interest,
                                  than that paid for new Purchase
                                  Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS


The Contracts enable you to participate in Divisions that represent Variable Account Options, shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK or IncomeLOCK Plus, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred Nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the Nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.


The Variable Account Options shown below include a brief description of each Fund, including its investment objective. We

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

also show the investment adviser for each Fund, and investment sub-adviser, if applicable. PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT STRATEGY AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing more than 20% of an investor's total retirement savings in any one company or industry may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides many plan sponsors and participants with helpful information about the importance of diversification at: www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. is affiliated with the adviser, VALIC, due to common ownership.


VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
 ------------------------                          --------------------                             -----------------------
SunAmerica                 Each High Watermark Fund seeks capital appreciation to the extent     Adviser: SunAmerica Asset
2015 High Watermark Fund*  consistent with preservation of capital investment gains in order to  Management Corp.
                           have a net asset value ("NAV") on its Protected Maturity Date at
SunAmerica                 least equal to the Protected High Watermark Value. Each High          Sub-Adviser: Trajectory Asset
2020 High Watermark Fund   Watermark Fund seeks high total return as a secondary objective.      Management LLC

                           If you hold your Variable Investment Option Units until the
                           Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
                           Watermark Fund reaching this value, and any extraordinary
                           expenses, and increased by appreciation in share value
                           subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

                           The Protected Maturity Date for each High Watermark Fund is:
                           2015 High Watermark Fund            August 31, 2015
                           2020 High Watermark Fund            August 31, 2020

                           If you may need access to your money at any point prior to the
                           Protected Maturity Date, you should consider the
                           appropriateness of investing in the High Watermark Funds.
                           Investors who redeem before the Protected Maturity Date will receive the current Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the initial investment.

                           An investment in the High Watermark Funds may not be
                           appropriate for persons enrolled in GPS and GPA, investment advisory products offered by VALIC Financial Advisors, Inc.

--------
* closed to new investments

--------------------------------------------------------------------------------


    VARIABLE ACCOUNT OPTIONS                              INVESTMENT OBJECTIVE
    ------------------------                              --------------------
Ariel Appreciation Fund -- a      Seeks long-term appreciation by investing in undervalued
series of Ariel Investment Trust  companies that show strong potential growth. The fund invests primarily in stocks of companies with market capitalizations between $2.5 Billion and $15 billion measured at the time of purchase.

Ariel Fund -- a series of Ariel   Seeks long-term appreciation by investing in undervalued
Investment Trust                  companies that show strong potential growth. The fund invests primarily in stocks of companies with market capitalizations between $1 billion and $5 billion measured at the time of
                                  purchase.

Lou Holland Growth Fund           The fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration. The fund will invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Vanguard LifeStrategy             Seeks to provide current income and low to moderate capital
Conservative Growth Fund          appreciation. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 40% of assets to bonds, 20% to short-
                                  term fixed income investments, and 40% to common stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Vanguard LifeStrategy             Seeks to provide capital appreciation and some current income.
Growth Fund                       This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds.
                                  The fund's indirect stock holdings consist substantially of large-
                                  cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.
                                  stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S.
                                  government, U.S. agency, and investment-grade corporate
                                  bonds, as well as mortgage-backed and asset-backed securities.

Vanguard LifeStrategy             Seeks to provide capital appreciation and a low to moderate
Moderate Growth Fund              level of current income. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to common stocks and 40% to bonds. The fund's indirect stock
                                  holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-
                                  backed and asset-backed securities.

Vanguard Long-Term                Seeks to provide a high and sustainable level of current income
Investment-Grade Fund             by investing in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.


                        INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
                        --------------------                            -----------------------
Seeks long-term appreciation by investing in undervalued              Adviser: Ariel
companies that show strong potential growth. The fund invests         Investments, LLC
primarily in stocks of companies with market capitalizations between $2.5 Billion and $15 billion measured at the time of purchase.

Seeks long-term appreciation by investing in undervalued              Adviser: Ariel
companies that show strong potential growth. The fund invests         Investments, LLC
primarily in stocks of companies with market capitalizations between $1 billion and $5 billion measured at the time of
purchase.

The fund primarily seeks long-term growth of capital. The receipt     Adviser: Holland Capital
of dividend income is a secondary consideration. The fund will        Management, LLC
invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Seeks to provide current income and low to moderate capital           The fund does not employ an
appreciation. This is a fund of funds, investing in other Vanguard    investment adviser. Instead,
mutual funds according to a fixed formula that typically results      the fund's Board of Trustees
in an allocation of about 40% of assets to bonds, 20% to short-       decides how to allocate the
term fixed income investments, and 40% to common stocks.              fund's assets among the
The fund's indirect bond holdings are a diversified mix of short-,    underlying funds.
intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Seeks to provide capital appreciation and some current income.        The fund does not employ an
This is a fund of funds, investing in other Vanguard mutual funds     investment adviser. Instead,
according to a fixed formula that typically results in an allocation  the fund's Board of Trustees
of about 80% of assets to common stocks and 20% to bonds.             decides how to allocate the
The fund's indirect stock holdings consist substantially of large-    fund's assets among the
cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.       underlying funds.
stocks and foreign stocks. Its indirect bond holdings are a
diversified mix of short-, intermediate- and long-term U.S.
government, U.S. agency, and investment-grade corporate
bonds, as well as mortgage-backed and asset-backed securities.

Seeks to provide capital appreciation and a low to moderate           The fund does not employ an
level of current income. This is a fund of funds, investing in        investment adviser. Instead,
other Vanguard mutual funds according to a fixed formula that         the fund's Board of Trustees
typically results in an allocation of about 60% of assets to          decides how to allocate the
common stocks and 40% to bonds. The fund's indirect stock             fund's assets among the
holdings consist substantially of large-cap U.S. stocks and, to a     underlying funds.
lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-
backed and asset-backed securities.

Seeks to provide a high and sustainable level of current income       Adviser: Wellington
by investing in a variety of high-quality and, to a lesser extent,    Management Company, LLP
medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

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
 VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
  ------------------------                          --------------------                           -----------------------
Vanguard Long-Term           Seeks to provide a high and sustainable level of current income     Adviser: The Vanguard
Treasury Fund                by investing primarily in U.S. Treasury securities. The fund is     Group, Inc.
                             expected to maintain a dollar-weighted average maturity of 15 to 30 years.

Vanguard Wellington Fund     Seeks to provide long-term capital appreciation and reasonable      Adviser: Wellington
                             current income by investing in dividend-paying, and, to a lesser    Management Company, LLP
                             extent, non-dividend-paying common stocks of established
                             medium- and large-sized companies. In choosing these
                             companies, the Adviser seeks those that appear to be
                             undervalued but which have prospects to improve. The fund
                             also invests in investment grade corporate bonds, with some exposure to U.S. Treasury, government agency and
                             mortgage-backed securities.

Vanguard Windsor II Fund     Seeks to provide long-term capital appreciation and income. The     Advisers: Armstrong, Shaw
                             fund invests mainly in large- and mid-sized companies whose         Associates, Inc.; Barrow,
                             stocks are considered by an adviser to be undervalued.              Hanley, Mewhinney &
                                                                                                 Strauss, LLC; Hotchkis and
                                                                                                 Wiley Capital Management,
                                                                                                 LLC; Lazard Asset
                                                                                                 Management LLC; Sanders
                                                                                                 Capital, LLC; and The
                                                                                                 Vanguard Group, Inc.

VALIC COMPANY I

Asset Allocation Fund        Seeks maximum aggregate rate of return over the long-term           Adviser: VALIC
                             through controlled investment risk by adjusting its investment      Sub-Adviser: PineBridge
                             mix among stocks, long-term debt securities and short-term          Investments, LLC
                             money market securities.

Blue Chip Growth Fund        Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                             assets in the common stocks of large and medium-sized blue          Sub-Adviser: T. Rowe Price
                             chip growth companies. Income is a secondary objective.             Associates, Inc.

Broad Cap Value Income Fund  Seeks total return through capital appreciation with income as a    Adviser: VALIC
                             secondary objective by investing at least 80% of net assets         Sub-Adviser: Barrow, Hanley,
                             primarily in equity securities of U.S. large- and medium-           Mewhinney & Straus, LLC
                             capitalization companies that are undervalued.

Capital Conservation Fund    Seeks the highest possible total return consistent with the         Adviser: VALIC
                             preservation of capital through current income and capital gains    Sub-Adviser: PineBridge
                             on investments in intermediate- and long-term debt instruments      Investments, LLC
                             and other income producing securities. The fund invests, under normal circumstances, at least 75% of total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage- backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities.

Core Equity Fund             Seeks long-term growth of capital through investment primarily      Adviser: VALIC
                             in the equity securities of large-cap quality companies with long-  Sub-Adviser: BlackRock
                             term growth potential. The fund invests, under normal               Investment Management, LLC
                             circumstances, at least 80% of net assets, at the time of
                             purchase, in common stocks and related securities, including preferred stocks and convertible stocks.

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
  VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
   ------------------------                           --------------------                           -----------------------
Dividend Value Fund            Seeks capital growth by investing at least 80% of net assets        Adviser: VALIC
                               primarily in a diversified portfolio of dividend-paying equity      Sub-Adviser: BlackRock
                               securities. Income is a secondary objective.                        Investment Management, LLC
                                                                                                   and SunAmerica Asset
                                                                                                   Management Corp.

Foreign Value Fund             Seeks long-term growth of capital by investing at least 80% of      Adviser: VALIC
                               net assets primarily in equity securities of companies located      Sub-Adviser: Templeton
                               outside the U.S., including emerging markets.                       Global Advisors Limited

Global Equity Fund             Seeks capital appreciation by investing at least 80% of net assets  Adviser: VALIC
                               primarily in equity securities of companies worldwide and of any    Sub-Adviser: BlackRock
                               market capitalization.                                              Financial Management, Inc.

Global Real Estate Fund        Seeks high total return through long-term growth of capital         Adviser: VALIC
                               and current income by investing at least 80% of net assets          Sub-Adviser: Invesco
                               primarily in a diversified portfolio of equity investments in real  Advisers, Inc. and
                               estate and real estate-related companies.                           Goldman Sachs Asset
                                                                                                   Management, L.P.

Global Social Awareness Fund   Seeks to obtain growth of capital through investment, primarily     Adviser: VALIC
                               in common stocks, in companies which meet the social criteria       Sub-Adviser: PineBridge
                               established for the fund. The fund will typically invest at least   Investments, LLC
                               80% of net assets in stocks of large capitalization companies domiciled in the U.S., Europe, Japan and other developed
                               markets. The fund does not invest in companies that are
                               significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery systems; the
                               manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the
                               production of products that have a severe impact on the
                               environment; labor relations/labor disputes; or that have
                               operations in countries with significant human rights concerns.

Global Strategy Fund           Seeks high total return by investing 50% to 80% of assets in        Adviser: VALIC
                               equity securities of companies in any country, fixed income         Sub-Adviser: Franklin
                               (debt) securities of companies and governments of any country,      Advisers, Inc. and Templeton
                               and in money market instruments.                                    Investment Counsel, LLC

Government Securities Fund     Seeks high current income and protection of capital by investing    Adviser: VALIC
                               at least 80% of net assets in intermediate- and long-term U.S.      Sub-Adviser: SunAmerica
                               government and government-sponsored debt securities.                Asset Management Corp.

Growth Fund                    Seeks long-term capital growth by using distinct investment         Adviser: VALIC
                               strategies: a growth strategy (investing primarily in larger sized  Sub-Adviser: American
                               U.S. companies); a disciplined growth strategy utilizing            Century Investment
                               quantitative management techniques; and a global growth             Management, Inc.
                               strategy (investing primarily in equity securities of issuers located in developed countries world wide including the U.S.).

Growth & Income Fund           Seeks to provide long-term growth of capital and secondarily,       Adviser: VALIC
                               current income, by investing 90% to 95% of total assets in          Sub-Adviser: SunAmerica
                               common stocks and equity-related securities.                        Asset Management Corp.

Health Sciences Fund           Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                               assets in the common stocks of companies engaged in the             Sub-Adviser: T. Rowe Price
                               research, development, production, or distribution of products or   Associates, Inc.
                               services related to health care, medicine, or the life sciences.

--------------------------------------------------------------------------------


  VARIABLE ACCOUNT OPTIONS                             INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
   ------------------------                            --------------------                            -----------------------
Inflation Protected Fund       Seeks maximum real return, consistent with appreciation of at         Adviser: VALIC
                               least 80% of net assets capital and prudent investment                Sub-Adviser: PineBridge
                               management. The fund invests in inflation-indexed fixed income        Investments, LLC
                               securities issued by U.S. and non-U.S. governments
                               and corporations.

International Equities Fund    Seeks to provide long-term growth of capital through                  Adviser: VALIC
                               investments primarily in a diversified portfolio of equity and        Sub-Adviser: PineBridge
                               equity-related securities of foreign issuers. The fund invests,       Investments, LLC
                               under normal circumstances, at least 80% of net assets in large-
                               cap stocks domiciled in developed markets located outside North
                               America, utilizing both active and passive investment strategies.

International Government       Seeks high current income through investments, at least 80% of        Adviser: VALIC
Bond Fund                      net assets, primarily in investment grade debt securities issued      Sub-Adviser: PineBridge
                               or guaranteed by foreign governments. This fund is classified as      Investments, LLC
                               "non-diversified" because it expects to invest significantly in certain foreign government securities. Also, the fund attempts to have all of its investments payable in foreign securities. The fund may convert its cash to foreign currency.

International Growth I Fund    Seeks capital growth through investments primarily in equity          Adviser: VALIC
                               securities of issuers in developed foreign countries. The Sub-        Sub-Adviser: American
                               Adviser uses an investment strategy it developed to invest in         Century Investment
                               stocks it believes will increase in value over time.                  Management, Inc., Invesco
                                                                                                     Advisers, Inc. and
                                                                                                     Massachusetts Financial
                                                                                                     Services Company

Large Cap Core Fund            Seeks capital growth with the potential for current income by         Adviser: VALIC
                               investing at least 80% of net assets in the common stocks of          Sub-Adviser: Wells Capital
                               large-sized U.S. companies (i.e., companies whose market              Management Incorporated
                               capitalization falls within the range tracked in the Russell 1000(R)
                               Index). The Sub-Adviser may invest in both growth and value-
                               oriented equity securities.

Large Capital Growth Fund      Seeks to provide long-term growth of capital by investing at least    Adviser: VALIC
                               80% of net assets in securities of large-cap companies that the       Sub-Adviser: Invesco
                               Sub-Advisers believe have the potential for above-average             Advisers, Inc. and
                               growth in revenues and earnings (i.e., companies whose market         SunAmerica Asset
                               capitalization falls within the range tracked in the Russell 1000(R)  Management Corp.
                               Index).

Mid Cap Index Fund             Seeks to provide growth of capital through investments, at least      Adviser: VALIC
                               80% of net assets, primarily in a diversified portfolio of common     Sub-Adviser: SunAmerica
                               stocks that, as a group, are expected to provide investment           Asset Management Corp.
                               results closely corresponding to the performance of the S&P
                               MidCap 400(R) Index.

Mid Cap Strategic Growth Fund  Seeks long-term capital growth by investing primarily in growth-      Adviser: VALIC
                               oriented equity securities of U.S. mid-cap companies and, to a        Sub-Adviser: Morgan Stanley
                               limited extent, foreign companies.                                    Investment Management, Inc.
                                                                                                     and RCM Capital
                                                                                                     Management, LLC

Money Market I Fund            Seeks liquidity, protection of capital and current income through     Adviser: VALIC
                               investments in short-term money market instruments.                   Sub-Adviser: SunAmerica
                                                                                                     Asset Management Corp.

--------------------------------------------------------------------------------


  VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE
   ------------------------                           --------------------
Nasdaq-100(R) Index Fund       Seeks long-term capital growth through investments, at least
                               80% of net assets, in the stocks that are included in the Nasdaq-
                               100 Index(R). The fund is a non-diversified fund, meaning that it can invest more than 5% of its assets in the stock of one
                               company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Science & Technology Fund      Seeks long-term capital appreciation through investments, at least 80% of net assets, primarily in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. Several
                               industries are likely to be included, such as electronics, communications, e-commerce, information services, media, life sciences and health care, environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology, energy equipment and services and electronic manufacturing.

Small Cap Aggressive           Seeks capital growth by investing at least 80% of net assets in
Growth Fund                    equity securities of small U.S. companies (i.e., companies whose market capitalization falls within the Russell 2000(R) Index).

Small Cap Fund                 Seeks to provide long-term capital growth by investing at least
                               80% of net assets primarily in the stocks of small companies, with market capitalizations at the time of purchase which fall 1)
                               within or below range of companies in either the current Russell
                               2000(R) or S&P SmallCap 600(R) Indices, or 2) below the three-
                               year average maximum market cap of companies in the index as of December 31 of the three preceding years.

Small Cap Index Fund           Seeks to provide growth of capital by investing at least 80% of net assets primarily in a diversified portfolio of common stocks that, as a group, the Sub-Adviser believes may provide
                               investment results closely corresponding to the performance of the Russell 2000(R) Index.

Small Cap Special Values Fund  Seeks to produce growth of capital by investing at least 80% of net assets primarily in common stocks of small U.S. companies. The
                               Sub-Advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below-average risk.

Small-Mid Growth Fund          Seeks to achieve its investment goal by investing at least 80% of net assets primarily in stocks of U.S. companies with small and medium market capitalizations that the Sub-Adviser believes have the potential for above average growth.


Stock Index Fund               Seeks long-term capital growth by investing at least 80% of net assets in common stocks that, as a group, are expected to
                               provide investment results closely corresponding to the
                               performance of the S&P 500(R) Index.

Value Fund                     Seeks long-term total return, which consists of capital
                               appreciation and income through investments primarily in
                               common stocks of companies, focusing on value stocks that the
                               Sub-Adviser believes are currently undervalued by the market.


                       INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
                       --------------------                             -----------------------
Seeks long-term capital growth through investments, at least         Adviser: VALIC
80% of net assets, in the stocks that are included in the Nasdaq-    Sub-Adviser: SunAmerica
100 Index(R). The fund is a non-diversified fund, meaning that it    Asset Management Corp.
can invest more than 5% of its assets in the stock of one
company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Seeks long-term capital appreciation through investments, at         Adviser: VALIC
least 80% of net assets, primarily in the common stocks of           Sub-Adviser: T. Rowe Price
companies that are expected to benefit from the development,         Associates, Inc., RCM Capital
advancement, and use of science and technology. Several              Management LLC and
industries are likely to be included, such as electronics,           Wellington Management
communications, e-commerce, information services, media, life        Company, LLP
sciences and health care, environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology,
energy equipment and services and electronic manufacturing.

Seeks capital growth by investing at least 80% of net assets in      Adviser: VALIC
equity securities of small U.S. companies (i.e., companies whose     Sub-Adviser: Wells Capital
market capitalization falls within the Russell 2000(R) Index).       Management Incorporated

Seeks to provide long-term capital growth by investing at least      Adviser: VALIC
80% of net assets primarily in the stocks of small companies,        Sub-Adviser: Invesco
with market capitalizations at the time of purchase which fall 1)    Advisers, Inc., T. Rowe Price
within or below range of companies in either the current Russell     Associates, Inc. and
2000(R) or S&P SmallCap 600(R) Indices, or 2) below the three-       Bridgeway Capital
year average maximum market cap of companies in the index as         Management, Inc.
of December 31 of the three preceding years.

Seeks to provide growth of capital by investing at least 80% of      Adviser: VALIC
net assets primarily in a diversified portfolio of common stocks     Sub-Adviser: SunAmerica
that, as a group, the Sub-Adviser believes may provide               Asset Management Corp.
investment results closely corresponding to the performance of the Russell 2000(R) Index.

Seeks to produce growth of capital by investing at least 80% of net  Adviser: VALIC
assets primarily in common stocks of small U.S. companies. The       Sub-Adviser: Dreman Value
Sub-Advisers look for significantly undervalued companies that       Management, LLC and Wells
they believe have the potential for above-average appreciation with  Capital Management
below-average risk.                                                  Incorporated

Seeks to achieve its investment goal by investing at least 80% of    Adviser: VALIC
net assets primarily in stocks of U.S. companies with small and      Sub-Adviser: Wells Capital
medium market capitalizations that the Sub-Adviser believes          Management Incorporated
have the potential for above average growth.                         and Century Capital
                                                                     Management, LLC

Seeks long-term capital growth by investing at least 80% of net      Adviser: VALIC
assets in common stocks that, as a group, are expected to            Sub-Adviser: SunAmerica
provide investment results closely corresponding to the              Asset Management Corp.
performance of the S&P 500(R) Index.

Seeks long-term total return, which consists of capital              Adviser: VALIC
appreciation and income through investments primarily in             Sub-Adviser: Wellington
common stocks of companies, focusing on value stocks that the        Management Company, LLP
Sub-Adviser believes are currently undervalued by the market.

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS                          INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
 ------------------------                         --------------------                            -----------------------
VALIC COMPANY II

Aggressive Growth          Seeks growth through investments in a combination of the             Adviser: VALIC
Lifestyle Fund             different funds offered in VALIC Company I and VALIC                 Sub-Adviser: PineBridge
                           Company II. The indirect holdings for this fund of funds are         Investments, LLC
                           primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers.

Capital Appreciation Fund  Seeks long-term capital appreciation by investing primarily in a     Adviser: VALIC
                           broadly diversified portfolio of stocks and other equity securities  Sub-Adviser: Bridgeway
                           of U.S. companies.                                                   Capital Management, Inc.

Conservative Growth        Seeks current income and low to moderate growth of capital           Adviser: VALIC
Lifestyle Fund             through investments in a combination of the different funds          Sub-Adviser: PineBridge
                           offered in VALIC Company I and VALIC Company II. The indirect        Investments, LLC
                           holdings for this fund of funds are primarily in fixed-income securities of domestic and foreign issuers and equity securities of domestic companies.

Core Bond Fund             Seeks the highest possible total return consistent with the          Adviser: VALIC
                           conservation of capital by investing at least 80% of net assets in   Sub-Adviser: PineBridge
                           medium- to high-quality fixed income securities. These securities    Investments, LLC
                           include corporate debt securities of domestic and foreign
                           companies, securities issued or guaranteed by the U.S.
                           government, and mortgage-backed, or asset-backed securities.

High Yield Bond Fund       Seeks the highest possible total return and income consistent        Adviser: VALIC
                           with conservation of capital by investing at least 80% of net        Sub-Adviser: Wellington
                           assets in a diversified portfolio of high yielding, high risk fixed  Management Company, LLP income securities. These securities are below-investment-grade and are commonly referred to as junk bonds.

International Small Cap    Seeks to provide long-term capital appreciation by investing at      Adviser: VALIC
Equity Fund                least 80% of net assets in equity and equity-related securities of   Sub-Adviser: PineBridge
                           small cap companies throughout the world, excluding the U.S.         Investments, LLC and Invesco
                                                                                                Advisers, Inc.

Large Cap Value Fund       Seeks to provide total returns that exceed over time the Russell     Adviser: VALIC
                           1000(R) Value Index by investing at least 80% of net assets in       Sub-Adviser: The Boston
                           equity securities of large market capitalization companies traded    Company Asset Management,
                           in the U.S. The Russell 1000(R) Value Index is a sub-index of the    LLC and Janus Capital
                           Russell 3000(R) Index, which follows the 3,000 largest U.S.          Management, LLC
                           companies, based on total market capitalization.

Mid Cap Growth Fund        Seeks long-term capital appreciation principally by investing at     Adviser: VALIC
                           least 80% of net assets in medium-capitalization equity              Sub-Adviser: Columbia
                           securities, such as common and preferred stocks and securities       Management Investment
                           convertible into common stocks. The Sub-Adviser defines mid-         Advisers, LLC
                           sized companies as companies that are included in the Russell
                           MidCap(R) Index.

Mid Cap Value Fund         Seeks capital growth, by investing at least 80% of net assets in     Adviser: VALIC
                           equity securities of medium capitalization companies using a         Sub-Adviser: Nuveen Asset
                           value-oriented investment approach. Mid-capitalization               Management, LLC,
                           companies include companies with a market capitalization             Tocqueville Asset
                           equaling or exceeding $500 million, but not exceeding the largest    Management, L.P. and
                           market capitalization of the Russell MidCap(R) Index range.          Wellington Management
                                                                                                Company, LLP

--------------------------------------------------------------------------------


   VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
   ------------------------                            --------------------                           -----------------------
Moderate Growth Lifestyle Fund  Seeks growth and current income through investments in a            Adviser: VALIC
                                combination of the different funds offered in VALIC Company I       Sub-Adviser: PineBridge
                                and VALIC Company II. This fund of funds indirect holdings are      Investments, LLC
                                primarily in domestic and foreign fixed-income securities and equity securities of domestic large-capitalization companies.

Money Market II Fund            Seeks liquidity, protection of capital and current income through   Adviser: VALIC
                                investments in short-term money market instruments.                 Sub-Adviser: SunAmerica
                                                                                                    Asset Management Corp.

Small Cap Growth Fund           Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                                assets primarily in the equity securities of small companies that   Sub-Adviser: JPMorgan
                                the Sub-Adviser determines have a history of above-average          Investment Management Inc.
                                growth or that it believes are expected to have above-average growth. Small cap companies are companies with market caps at the time of purchase, equal to or less than the largest company in the Russell 2000(R) Index during most recent 12-month period.

Small Cap Value Fund            Seeks to provide maximum long-term return, consistent with          Adviser: VALIC
                                reasonable risk to principal, by investing at least 80% of net      Sub-Adviser: JPMorgan
                                assets primarily in securities of small-capitalization companies    Investment Management Inc.,
                                that the Sub-Advisers believe are undervalued. Small-cap            SunAmerica Asset
                                companies are companies whose market capitalization is equal to     Management Corp. and
                                or less than the largest company in the Russell 2000(R) Index       Metropolitan West Capital
                                during the most recent 12-month period.                             Management, LLC

Socially Responsible Fund       Seeks to obtain growth of capital by investing at least 80% of net  Adviser: VALIC
                                assets, primarily in equity securities, of U.S. companies which     Sub-Adviser: SunAmerica
                                meet the social criteria established for the fund. The fund does    Asset Management Corp.
                                not invest in companies that are significantly engaged in the production of nuclear energy; the manufacture of weapons or delivery systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the production of products that significantly pollute the environment; labor relations/labor disputes; or significant workplace violations.

Strategic Bond Fund             Seeks the highest possible total return and income consistent       Adviser: VALIC
                                with conservation of capital through investment in a diversified    Sub-Adviser: PineBridge
                                portfolio of income producing securities. The fund invests at       Investments, LLC
                                least 80% of net assets in a broad range of fixed-income
                                securities, including investment-grade bonds, U.S. government and agency obligations, mortgage-backed securities, and U.S.,
                                Canadian, and foreign high risk, high yield bonds.



The Core Value Fund changed its name to the Dividend Value Fund on June 7, 2010. A detailed description of the fees, investment objective, strategy, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available at www.valic.com.


PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

--------------------------------------------------------------------------------


ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000.00. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.


When an initial Purchase Payment is accompanied by an application, we will promptly:


  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or


Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.


If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

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If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Note that the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "General Information" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

              Value of Your Fixed Account Options*
          =   (EQUALS)
              All Purchase Payments made to the Fixed Account Options

         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "General Information, Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the separate account charges, the Purchase Unit Value will decrease. In the case of negative yields, your investment in the Money Market I or II Fund will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

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Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the IncomeLOCK or IncomeLOCK Plus programs; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.


OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect a Living Benefit on or after your original Contract issue date (the "Endorsement Date"), subject to certain age requirements. You may elect to have the Living Benefit cover only your life (IncomeLOCK or IncomeLOCK Plus) or the lives of both you and your spouse (IncomeLOCK Plus only).

The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefits. You could pay for these features and not need to use them. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by these Living Benefits.

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Below is a high level summary of the optional Living Benefits offered in your
Contract, including a table summarizing the applicable features and components of each Living Benefit.

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65th birthday to take your first withdrawal under the program.


IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, you could be eligible for the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date. You may begin taking withdrawals as early as age 45 at 5%, 5.5% or 6%, depending on the Income Credit option selected and the number of persons covered under the benefit (see table below). In addition, if your Account Value is reduced to zero, you will still benefit from the Protected Income Payment, which guarantees annual income of 4% for life (or 3% if withdrawals began before age 65). Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).


LIVING BENEFIT OPTIONS -- SUMMARY

-------------------------------------------------------------------------------------------------------------------------
FEATURE                   INCOMELOCK                               INCOMELOCK +6                  INCOMELOCK +8
-------                   ----------                               -------------                  -------------
-------------------------------------------------------------------------------------------------------------------------
LIVES COVERED             You                              You and your spouse            You and your spouse
-------------------------------------------------------------------------------------------------------------------------
INCOME CREDIT PERCENTAGE  Not applicable                   6% reduced for withdrawals     8% in years there are no
                                                           each year (available for the   withdrawals (available for the
                                                           first 12 Benefit Years)        first 12 Benefit Years)
-------------------------------------------------------------------------------------------------------------------------

MAXIMUM ANNUAL            Before 5th Benefit Year          One Covered Person: 6%         One Covered Person: 5.5%
WITHDRAWAL PERCENTAGE     anniversary: 5%                  Two Covered Persons: 5.5%      Two Covered Persons: 5%

                          On or after 5th Benefit Year
                          anniversary: 7%

                          On or after 10th Benefit Year
                          anniversary: 10%

                          On or after 20th Benefit Year
                          anniversary: 10%

                          On or after the Benefit
                          Anniversary following your 65th
                          birthday (for lifetime
                          withdrawals): 5%
-------------------------------------------------------------------------------------------------------------------------

PROTECTED INCOME          No Reduction to the Maximum      Age 45-64 at First             Age 45-64 at First
PAYMENT PERCENTAGE        Annual Withdrawal Amount         Withdrawal: 3%                 Withdrawal: 3%
                                                           Age 65+ at First               Age 65+ at First
                                                           Withdrawal: 4%                 Withdrawal: 4%
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        Not applicable                   Available on the 12th Benefit  Available on the 12th Benefit
INCOME BASE                                                Anniversary if no withdrawals  Anniversary if no withdrawals
                                                           were taken                     were taken
-------------------------------------------------------------------------------------------------------------------------

See "IncomeLOCK" and "IncomeLOCK Plus" below for a more detailed discussion of each of these Living Benefit options.

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Investment Restrictions


As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.



                                INVESTMENT RESTRICTIONS
      INVESTMENT         ---------------------------------------
         GROUP            INCOMELOCK       INCOMELOCK PLUS      VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Group A: Bond, Cash and  20%-Minimum   30%*-Minimum             Fixed Account Plus
Fixed Accounts                                                  Short-Term Fixed Account
                         100%-Maximum  100%-Maximum             Capital Conservation Fund
                                                                Core Bond Fund
                                       *15% of each             Government Securities Fund
                                       investment, including    Inflation Protected Fund
                                       Ineligible Purchase      International Government Bond Fund
                                       Payments (if any), is    Money Market I Fund
                                       automatically allocated  Money Market II Fund
                                       to Fixed Account Plus    Strategic Bond Fund
                                       for as long as           Vanguard Long-Term Investment Grade Fund
                                       IncomeLOCK Plus          Vanguard Long-Term Treasury Fund
                                       remains in effect. (See
                                       also IMPORTANT
                                       NOTE FOR
                                       INCOMELOCK PLUS
                                       below.)
---------------------------------------------------------------------------------------------------------------

Group B: Equity Maximum  0%-Minimum    0%-Minimum               Aggressive Growth Lifestyle Fund
                                                                Asset Allocation Fund
                         70%-Maximum   70%-Maximum              Blue Chip Growth
                                                                Broad Cap Value Income Fund
                                                                Capital Appreciation Fund
                                                                Conservative Growth Lifestyle Fund
                                                                Core Equity Fund
                                                                Dividend Value Fund
                                                                Foreign Value Fund
                                                                Global Equity Fund
                                                                Global Social Awareness Fund
                                                                Global Strategy Fund
                                                                Growth Fund
                                                                Growth & Income Fund
                                                                High Yield Bond Fund
                                                                International Equities Fund
                                                                International Growth I Fund
                                                                Large Cap Core Fund
                                                                Large Capital Growth Fund
                                                                Large Cap Value Fund
                                                                Lou Holland Growth Fund
                                                                Mid Cap Index Fund
                                                                Mid Cap Value Fund
                                                                Moderate Growth Lifestyle Fund
                                                                Socially Responsible Fund
                                                                Stock Index Fund
                                                                Value Fund
                                                                Vanguard LifeStrategy Conservative Growth Fund
                                                                Vanguard LifeStrategy Growth Fund
                                                                Vanguard LifeStrategy Moderate Growth Fund
                                                                Vanguard Wellington Fund
                                                                Vanguard Windsor II Fund

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
                           INVESTMENT RESTRICTIONS
      INVESTMENT         ------------------------------
         GROUP           INCOMELOCK   INCOMELOCK PLUS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        ------------------------------
Group C: Limited Equity  0%-Minimum    0%-Minimum           Ariel Appreciation Fund
                                                            Ariel Fund
                         10%-Maximum   10%-Maximum          Global Real Estate Fund
                                                            Health Sciences Fund
                                                            International Small Cap Equity Fund
                                                            Mid Cap Growth Fund
                                                            Mid Cap Strategic Growth Fund
                                                            Nasdaq-100(R) Index Fund
                                                            Science and Technology Fund
                                                            Small Cap Aggressive Growth Fund
                                                            Small Cap Fund
                                                            Small Cap Growth Fund
                                                            Small Cap Index Fund
                                                            Small Cap Special Values Fund
                                                            Small Cap Value Fund
                                                            Small-Mid Growth Fund


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2015 High Watermark Fund (Not available for
new investments effective 2/12/2010.)
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund
-------------------------------------------------------

--------

* IMPORTANT NOTE FOR INCOMELOCK PLUS: If you choose IncomeLOCK Plus, we will automatically allocate 15% of each purchase payment to Fixed Account Plus, one of the guaranteed fixed investment options available under your Contract. This automatic allocation counts against the 30% of your investments that must be allocated to Group A (Bond, Cash and Fixed Accounts). Pursuant to this requirement, if IncomeLOCK Plus is selected at Contract issue, we will automatically allocate to Fixed Account Plus 15% of your initial purchase payment and each purchase payment you make thereafter. If IncomeLOCK Plus is selected after Contract issue, your Account Value on the Endorsement Date is considered the initial purchase payment for this purpose and we will therefore automatically allocate to Fixed Account Plus 15% of such Account Value and each purchase payment you make thereafter. This automatic allocation to Fixed Account Plus applies to all purchase payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The 15% automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request the entire amount of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value. In addition, we will not rebalance the automatic allocation to Fixed Account Plus under the required automatic asset quarterly rebalancing program described below.


We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or systematic withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit Option is cancelled or terminated and the

--------------------------------------------------------------------------------

Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. The company may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. The company will notify you of any changes to the investment requirements.

Additional Important Information Applicable to Both Optional Living Benefits

The Living Benefits are not available if you have an outstanding loan under the Contract. If you elect to take a loan after the Endorsement Date and while either Living Benefit is still in effect, we will automatically terminate the Benefit. IF YOU ELECT A LIVING BENEFIT AND THEN TAKE A LOAN AFTER THE ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THESE FEATURES.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% IRS penalty tax if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the required minimum distributions ("RMD") determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK and IncomeLOCK Plus may be elected any time, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the benefit and a description of the effect of RMDs on the benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                     MAXIMUM                 MAXIMUM
                                      ANNUAL     INITIAL      ANNUAL
                                    WITHDRAWAL   MINIMUM    WITHDRAWAL
                                    PERCENTAGE  WITHDRAWAL  PERCENTAGE
                                      PRIOR    PERIOD PRIOR     IF
                                      TO ANY      TO ANY    EXTENSION
          TIME OF FIRST WITHDRAWAL  EXTENSION   EXTENSION   IS ELECTED
          ------------------------  ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary.......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary.......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary.......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary.......     10        10 Years      10
          On or after the Benefit
            Anniversary following              Life of the
            the Contract owner's                  Contract
            65th birthday..........      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in

--------------------------------------------------------------------------------

  any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK is selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including excess withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the Maximum Anniversary Value (MAV) Evaluation Period, which begins on the Endorsement Date (the date that we issue the Benefit Endorsement to your Contract) and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal amount in any Benefit Year reduce the Benefit Base by 50% or more.

--------------------------------------------------------------------------------


Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

INCOMELOCK PLUS

You may elect IncomeLOCK Plus on or after your Contract issue date (the "Endorsement Date") to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s).

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix B -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.

Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base could be increased to equal at least 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------
                      Joint Owners(1)       45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Non-Qualified:
                Joint
                Owners(1)         45       80       45       85
                ---------------------------------------------------
                Non-Qualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------

--------
(1) Based on the age of the older Owner.
(2) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

--------------------------------------------------------------------------------


  .   The older Contract Owner if jointly owned (non-qualified Contracts only)

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  .   The Contract Owner and spousal joint owner (non-qualified Contracts only)

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner(s) and the annuitant(s) must be the same persons); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner(s) and the annuitant(s) must be the same persons).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal of one of the two original Contract Owners (non-qualified Contracts);

   2. Removal or replacement of the original spousal beneficiary; and

   3. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

IncomeLOCK Plus is designed for individuals and spouses. Thus, if a Contract is owned by non-spousal joint Owners, domestic partners or same-sex spouses who jointly own a contract and either Owner dies, the full Account Value must be paid within 5 years of death, in compliance with the Internal Revenue Code, after which time the Contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the IncomeLOCK Plus. You should consult a qualified tax advisor concerning your particular circumstances.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage (MAWP) represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount (MAWA) that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage (PIPP) represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)        6%            5.5%                4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Persons (Based on younger Covered Person)                      5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

--------------------------------------------------------------------------------


Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below.

First, we determine the initial Benefit Base. If IncomeLOCK Plus is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK Plus is selected at Contract issue, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

   1. 100% of Purchase Payments received in the first contract year; and

   2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus is selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years later. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total

--------------------------------------------------------------------------------

withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to greater of the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not elect IncomeLOCK or re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

   8. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

   9. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted on www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If an investor sells fund shares valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the investor will not be able to make a purchase of $5,000 or more in that same fund for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain funds may set limits on transfers in and out of a fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, an investor's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

--------------------------------------------------------------------------------


Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   IncomeLOCK Plus

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are

40

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     suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account charges for each Variable Investment Option are shown in the Fee Tables of this prospectus. The charges range from 0.55% to 1.05% during the Purchase Period and 0.75% to 1.25% during the Payout Period of the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

                                                                             41

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  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.10% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund. WE USE THESE FEES RECEIVED TO DIRECTLY REDUCE THE SEPARATE ACCOUNT CHARGES; THUS, THE NET SEPARATE ACCOUNT CHARGES ARE REFLECTED IN THE FEE TABLES. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK

The annualized fee for IncomeLOCK is calculated as 0.70% of the Benefit Base for all years in which the feature is in effect (0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                          MAXIMUM
                                                         ANNUALIZED
                                                          FEE RATE
                                                          DECREASE
                             INITIAL  MAXIMUM  MINIMUM  OR INCREASE
            NUMBER OF         ANNUAL   ANNUAL   ANNUAL  EACH BENEFIT
            COVERED PERSONS  FEE RATE FEE RATE FEE RATE   QUARTER*
            ---------------  -------- -------- -------- ------------
             One Covered
               Person.......   1.10%    2.20%    0.60%    +/-0.25%
             Two Covered
               Persons......   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

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The Initial Annual Fee Rate is guaranteed not to change for the first Benefit
Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Fee Tables" and "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversaries. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

                                                                             43

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VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

  . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

  . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

44

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PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the fixed interest options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the

                                                                             45

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certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

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  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific Investment Option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on a minimum distribution required by federal tax law (known as "No Charge" Minimum Distribution), if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules imposed by the Internal Revenue Service ("IRS").

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK and IncomeLOCK Plus, as set forth below in greater detail for each Living Benefit.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. For IncomeLOCK this will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

                                                                             47

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If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below. Additionally, several examples that show the effects of withdrawals have been included in Appendix C to this prospectus.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD: The Minimum Withdrawal Period ("MWP") is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative

48

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   form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

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IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS
ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS
WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------



From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

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  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the contract owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contracts, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in some states, including New York and Florida. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

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Step 2:  Determine your Variable Account Option Value by taking the greater of:

           Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
           OR
           100% of Purchase Payments invested in Variable
           Account Options
       -   (MINUS)
           Prior withdrawals (out of) or transfers (out of) the Variable
           Account Option
       +   (PLUS)
           Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

         A. 100% of Purchase Payments
         -  (MINUS)
         B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
         +  (PLUS)
         C. Interest on the result of A minus B at the rate of up to 3% annually (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York or Florida. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK

Spousal Beneficiary

Upon the death of the Contract owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the

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provisions of this Contract (if the Account Value is greater than zero), (ii)
continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

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If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

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HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA"). The Small Business Jobs Act of 2010 subsequently added the ability for in-plan Roth conversions in certain employer-sponsored plans which otherwise include or permit Roth accounts. In addition, the Contracts are also available through "Nonqualified Contracts."

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

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Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

--------------------------------------------------------------------------------


It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules may have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that was part of the employer's 403(b) plan or that was subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

The Separate Account has been named as a party-defendant in a purported class action lawsuit filed in the United States District Court for the District of Arizona in December 2009 (John Hall and Brenda Hall, et al. v. The Variable Annuity Life Insurance Company, et al.). There are no other pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                 PAGE
                                                                 ----
          General Information...................................   3
          Federal Tax Matters...................................   3
             Economic Growth and Tax Relief Reconciliation Act
               of 2001..........................................   3
             Tax Consequences of Purchase Payments..............   3
             Tax Consequences of Distributions..................   6
             Special Tax Consequences -- Early Distribution.....   8
             Special Tax Consequences --
               Required Distributions...........................   9
             Tax Free Rollovers, Transfers and Exchanges........  10
             Effect of Tax-Deferred Accumulations...............  11
          Exchange Privilege....................................  12
             Exchanges From Independence Plus Contracts.........  12
             Exchanges From V-Plan Contracts....................  13
             Exchanges From SA-1 and SA-2 Contracts.............  14
             Exchanges From Impact Contracts....................  16
             Exchanges From Compounder Contracts................  17
             Information That May Be Applicable To
               Any Exchange.....................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  19
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  20
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  23
          Experts...............................................  23
          Comments on Financial Statements......................  23

   APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

                                                        MAXIMUM
                                                      ANNUALIZED
                                                       FEE RATE
                                                      DECREASE OR
                                                       INCREASE
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM     EACH
              COVERED       ANNUAL   ANNUAL   ANNUAL    BENEFIT
              PERSONS      FEE RATE FEE RATE FEE RATE  QUARTER*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

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IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE
CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

--------------------------------------------------------------------------------


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

             The Annual Fee Rate of 0.56% is lower than the Minimum
             Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                    APPENDIX B -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------


The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5.5% of the Benefit Base (5.5% x $108,000 = $5,940). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,940 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------- ----------
              1st     $103,000 $106,000  $100,000   $ 6,000  $ 6,360
              2nd     $333,000 $324,000  $300,000   $18,000  $19,440
              3rd     $333,000 $342,000  $300,000   $18,000  $20,520
              4th     $333,000 $360,000  $300,000   $18,000  $21,600
              5th     $363,000 $409,800  $330,000   $19,800  $24,588
              6th     $413,000 $429,600  $330,000   $19,800  $25,776

Since the Benefit Base equals the Benefit Base at the beginning of that Contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Benefit Base at the time of deposit equals $306,000 ($106,000 + $200,000) and your new Income Credit Base at the time of deposit equals $300,000 ($100,000 + $200,000). $30,000 of the $230,000 Purchase Payment is
considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st Contract year. On your 2nd Contract anniversary, your Income Credit is $18,000 (6% x $300,000) and your Benefit Base equals $324,000 ($306,000 + $18,000). Your Benefit Base is not increased to the $333,000 Account Value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount would be $19,440 if you were to start taking withdrawals after the 2nd Contract anniversary (6% of the $324,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Benefit Base at the time of deposit equals $390,000 ($360,000 + $30,000). On your 5th Contract anniversary, your Income Credit Base is $330,000 ($300,000 + $30,000) and your

--------------------------------------------------------------------------------

Income Credit equals $19,800 ($330,000 x 6%). Your Benefit Base equals $409,800 ($390,000 + $19,800). Any Purchase Payments made on or after your 5th Contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. Therefore, your Benefit Base is $429,600 ($409,800 + $19,800). If you were to start taking withdrawals after the 6th Contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 6%, your Maximum Annual Withdrawal Amount would be $25,776 (6% of the $429,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $25,776 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $429,600, then your Protected Income Payment is 4% of the Benefit Base (4% x $429,600 = $17,184). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $17,184 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,940
             2nd     $118,000 $118,000  $118,000       N/A*   $6,490
             3rd     $107,000 $127,440  $118,000   $ 9,440    $7,009
             4th     $110,000 $136,880  $118,000   $ 9,440    $7,528
             5th     $150,000 $150,000  $150,000       N/A*   $8,250
             6th     $145,000 $162,000  $150,000   $12,000    $8,910

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,910 (5.5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,910 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,910), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,910), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,910. Your Account Value after this portion of the withdrawal is $100,500 ($109,410 -- $8,910), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,020 / $100,500 = 4%). The Benefit Base is adjusted to $155,520, or $162,000 x 96%. The Income Credit Base is adjusted to $144,000, or $150,000 x 96%. Your new Income Credit is 8% of your new Income Credit Base (8% x $144,000), which equals $11,520. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($155,520 x 5.5%), which equals $8,553.60. Therefore, if you do not take additional excess withdrawals, you may take up to $8,553.60 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $155,520, then your Protected Income Payment is 4% of the Benefit Base (4% x $155,520 = $6,220.80). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,220.80 each year as long as the Covered Person(s) is(are) alive.

--------------------------------------------------------------------------------


EXAMPLE 5 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $ 7,080
             4th      $103,000 $124,000  $100,000   $6,000   $ 7,440
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,800
             6th      $103,000 $136,000  $100,000   $6,000   $ 8,160
             7th      $103,000 $142,000  $100,000   $6,000   $ 8,520
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,880
             9th      $103,000 $154,000  $100,000   $6,000   $ 9,240
             10th     $103,000 $160,000  $100,000   $6,000   $ 9,600
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,960
             12th     $103,000 $200,000  $200,000      N/A*  $12,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $12,000 (6% of the $200,000 Benefit
Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $12,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 6 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $7,080
             4th      $103,000 $124,000  $100,000   $6,000   $7,440
             5th      $103,000 $130,000  $100,000   $6,000   $7,800
             6th      $103,000 $136,000  $100,000   $6,000   $8,160
             7th      $103,000 $142,000  $100,000   $6,000   $8,520
             8th      $103,000 $148,000  $100,000   $6,000   $8,880
             9th      $ 98,560 $151,000  $100,000   $3,000   $9,060
             10th     $ 91,010 $152,000  $100,000   $1,000   $9,120

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,880 (6% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Income Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 -- $4,440). Your Net Income Credit Percentage equals 3% (6% -- 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 -- $7,550). Your new Income Credit is 1% (6% -- 5%) of your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

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--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 6%, your new Maximum Annual Withdrawal Amount will be $9,120 (6% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $9,120 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

                 APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the IncomeLOCK feature, given specific assumptions for each example:

Example 1

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 1st Benefit Anniversary

  .   On your 1st Benefit Anniversary, your Account Value is $105,000

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Benefit Anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your Account Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Benefit Anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 divided by $5,250). Therefore, as of your 1st Benefit Anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the Benefit Anniversary following the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Example 2

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

On your 5th Benefit Anniversary, your Account Value is $120,000, and your Benefit Base is stepped-up to $120,000. If you were to start taking withdrawals after this anniversary date, your Maximum Annual Withdrawal Amount would be 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 divided by $8,400). Therefore, as of your 5th Benefit Anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

Example 3 -- The impact of withdrawals that are less than or equal to the Maximum Annual Withdrawal Amount

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

During your 6th Benefit Anniversary, after your 5th Benefit Anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is

--------------------------------------------------------------------------------

reduced by the total dollar amount of the withdrawal ($4,500) on your next Benefit Anniversary. Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount ($115,500 divided by $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, and $6,300 in the 14th (last) Benefit Year.

Example 4 -- The impact of withdrawals that are in excess of the maximum annual withdrawal amount

  .   You elect IncomeLOCK and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

Assume that during your 6th Benefit Year, after your 5th Benefit Anniversary, you make a withdrawal of $11,688 and your Account Value at your next Benefit Anniversary is $118,000. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. On your next Benefit Anniversary, we first process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the Account Value and the Benefit Base. Your Account Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the Benefit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal. This is accomplished by taking the Benefit Base on the prior Benefit Anniversary ($120,000) less the portion of your withdrawal that is not the Excess Withdrawal ($8,400) and multiplying this result ($111,600) by 1 minus the Excess Withdrawal ($3,288) divided by the sum of the Account Value on the Benefit Anniversary ($118,000) and the Excess Withdrawal ($3,288) or ($118,000 + $3,288 = $121,288). This calculation equals
$108,576 [$111,600 x (1 - $3,288/$121,288) or $111,600 x 97.29%, which equals
$108,576]. Your Benefit Base is $108,312, which is the lesser of these two calculations. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your Benefit Base divided by your Minimum Withdrawal Period ($108,312 divided by 13.28), which equals $8,156.02.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.40 TO 12.40                                            May 1, 2011


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2011, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information is shown at the end of this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS               PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund     SunAmerica 2015 High Watermark Fund*
Blue Chip Growth Fund               Capital Appreciation Fund            SunAmerica 2020 High Watermark Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund   Ariel Appreciation Fund
Capital Conservation Fund           Core Bond Fund                       Ariel Fund
Core Equity Fund                    High Yield Bond Fund                 Lou Holland Growth Fund
Dividend Value Fund                 International Small Cap Equity Fund  Vanguard Lifestrategy Conservative Growth Fund
Foreign Value Fund                  Large Cap Value Fund                 Vanguard Lifestrategy Growth Fund
Global Equity Fund                  Mid Cap Growth Fund                  Vanguard Lifestrategy Moderate Growth Fund
Global Real Estate Fund             Mid Cap Value Fund                   Vanguard Long-Term Investment-Grade Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund       Vanguard Long-Term Treasury Fund
Global Strategy Fund                Money Market II Fund                 Vanguard Wellington Fund
Government Securities Fund          Small Cap Growth Fund                Vanguard Windsor II Fund
Growth Fund                         Small Cap Value Fund
Growth & Income Fund                Socially Responsible Fund            * closed to new investments
Health Sciences Fund                Strategic Bond Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

SELECTED PURCHASE UNIT DATA......................................   9

HIGHLIGHTS.......................................................  13

GENERAL INFORMATION..............................................  14
   About the Contracts...........................................  14
   About VALIC...................................................  15
   American Home Assurance Company...............................  15
   About VALIC Separate Account A................................  15
   Units of Interest.............................................  16
   Distribution of the Contracts.................................  16

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  16
   Fixed Account Options.........................................  17
   Variable Account Options......................................  17

PURCHASE PERIOD..................................................  25
   Account Establishment.........................................  26
   When Your Account Will Be Credited............................  26
   Purchase Units................................................  27
   Calculation of Value for Fixed Account Options................  27
   Calculation of Value for Variable Account Options.............  27
   Premium Enhancement Credit....................................  27
   Stopping Purchase Payments....................................  28

OPTIONAL LIVING BENEFITS.........................................  28
   Living Benefit Options -- Summary.............................  29
   IncomeLOCK(R).................................................  32
   IncomeLOCK(R) Plus............................................  34

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  38
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  38
   Communicating Transfer or Reallocation Instructions...........  39
   Effective Date of Transfer....................................  39
   Transfers During the Payout Period............................  39

FEES AND CHARGES.................................................  40
   Account Maintenance Charge....................................  40
   Surrender Charge..............................................  40
       Amount of Surrender Charge................................  40
       10% Free Withdrawal.......................................  40
       Exceptions to Surrender Charge............................  40
   Premium Tax Charge............................................  41
   Separate Account Charges......................................  41
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  41
   Separate Account Expense Reimbursements or Credits............  42
   Market Value Adjustment ("MVA")...............................  42
   Optional Living Benefit Fees..................................  42
   Other Charges.................................................  43

PAYOUT PERIOD....................................................  43
   Fixed Payout..................................................  43
   Assumed Investment Rate.......................................  43
   Variable Payout...............................................  44
   Combination Fixed and Variable Payout.........................  44

                                                                    PAGE
                                                                    ----
          Partial Annuitization....................................  44
          Payout Date..............................................  44
          Payout Options...........................................  45
          Payout Information.......................................  45

       SURRENDER OF ACCOUNT VALUE..................................  45
          When Surrenders Are Allowed..............................  45
          Surrender Process........................................  46
          Amount That May Be Surrendered...........................  46
          Surrender Restrictions...................................  46
          Partial Surrenders.......................................  46
          Systematic Withdrawals...................................  46
          Distributions Required by Federal Tax Law................  47
          Living Benefits..........................................  47

       EXCHANGE PRIVILEGE..........................................  50

       DEATH BENEFITS..............................................  50
          The Process..............................................  50
          Beneficiary Information..................................  50
             Spousal Beneficiaries.................................  51
             Beneficiaries Other Than Spouses......................  51
          Special Information for Individual
            Nonqualified Contracts.................................  51
          During the Purchase Period...............................  51
          Interest Guaranteed Death Benefit........................  51
          Standard Death Benefit...................................  52
          During the Payout Period.................................  52
          IncomeLOCK...............................................  52
          IncomeLOCK Plus..........................................  53

       OTHER CONTRACT FEATURES.....................................  53
          Changes That May Not Be Made.............................  53
          Change of Beneficiary....................................  53
          Contingent Owner.........................................  54
          Cancellation -- The 21 Day "Free Look"...................  54
          We Reserve Certain Rights................................  54
          Relationship to Employer's Plan..........................  54

       VOTING RIGHTS...............................................  54
          Who May Give Voting Instructions.........................  54
          Determination of Fund Shares Attributable to
            Your Account...........................................  54
             During the Purchase Period............................  54
             During the Payout Period or after a Death Benefit
               Has Been Paid.......................................  54
          How Fund Shares Are Voted................................  55

       FEDERAL TAX MATTERS.........................................  55
          Types of Plans...........................................  55
          Tax Consequences in General..............................  55

       LEGAL PROCEEDINGS...........................................  57

       FINANCIAL STATEMENTS........................................  58

       TABLE OF CONTENTS OF STATEMENT OF
         ADDITIONAL INFORMATION....................................  59

       APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF
         INCOMELOCK PLUS FEE.......................................  59

       APPENDIX B -- INCOMELOCK PLUS EXAMPLES......................  61

       APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES................  64

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK(R) and on each Benefit Anniversary for IncomeLOCK(R) Plus.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

      BENEFIT BASE -- a component of the calculating of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount, the Minimum Withdrawal Period (for IncomeLOCK) and the Protected Income Payment (for IncomeLOCK Plus).

      BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

      BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

      ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

      EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a Required Minimum Distribution associated with only the Contract to which a Living Benefit endorsement is attached.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits, IncomeLOCK and IncomeLOCK Plus, are not available with GPS. IncomeLOCK is available with GPA.

      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

      INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period for IncomeLOCK Plus.

--------------------------------------------------------------------------------


      INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

      INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

      INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

      INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The two Living Benefits we offer in this prospectus are offered for an additional fee and are IncomeLOCK and IncomeLOCK Plus.

      MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

      MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

      MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PROTECTED INCOME PAYMENT -- the amount to be paid each year for IncomeLOCK Plus over the remaining lifetime of the Covered Person(s) after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions offered by the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $60
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 Separate Account Charges


                                                                                           $3.75
                                                                                            per
Variable Account Option Maintenance Charge (1)                                            quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I
--------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                0.60
--------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                0.60
--------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                          0.60
--------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                            0.60
--------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                     0.60
--------------------------------------------------------------------------------------------------
       Dividend Value Fund                                                                  0.60
--------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                   0.60
--------------------------------------------------------------------------------------------------
       Global Equity Fund                                                                   0.60
--------------------------------------------------------------------------------------------------
       Global Real Estate Fund (formerly named Real Estate Fund)                            0.60
--------------------------------------------------------------------------------------------------
       Global Social Awareness Fund                                                         0.60
--------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                 0.60
--------------------------------------------------------------------------------------------------
       Government Securities Fund                                                           0.60
--------------------------------------------------------------------------------------------------
       Growth Fund                                                                          0.60
--------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                 0.60
--------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                 0.60
--------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                             0.60
--------------------------------------------------------------------------------------------------
       International Equities Fund                                                          0.60
--------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                   0.60
--------------------------------------------------------------------------------------------------
       International Growth I Fund                                                          0.60
--------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                  0.60
--------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                            0.60
--------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                   0.60
--------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                        0.60
--------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                  0.60
--------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                             0.60
--------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                            0.60
--------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                     0.60
--------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                       0.60
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   VALIC COMPANY I (CONTINUED)
--------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                             0.60
--------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                    0.60
--------------------------------------------------------------------------------------------
       Small-Mid Growth Fund                                                            0.60
--------------------------------------------------------------------------------------------
       Stock Index Fund                                                                 0.60
--------------------------------------------------------------------------------------------
       Value Fund                                                                       0.60
--------------------------------------------------------------------------------------------
   VALIC COMPANY II
--------------------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                                 0.35
--------------------------------------------------------------------------------------------
       Capital Appreciation Fund                                                        0.35
--------------------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                               0.35
--------------------------------------------------------------------------------------------
       Core Bond Fund                                                                   0.35
--------------------------------------------------------------------------------------------
       High Yield Bond Fund                                                             0.35
--------------------------------------------------------------------------------------------
       International Small Cap Equity Fund                                              0.35
--------------------------------------------------------------------------------------------
       Large Cap Value Fund                                                             0.35
--------------------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                              0.35
--------------------------------------------------------------------------------------------
       Mid Cap Value Fund                                                               0.35
--------------------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                                   0.35
--------------------------------------------------------------------------------------------
       Money Market II Fund                                                             0.35
--------------------------------------------------------------------------------------------
       Small Cap Growth Fund                                                            0.35
--------------------------------------------------------------------------------------------
       Small Cap Value Fund                                                             0.35
--------------------------------------------------------------------------------------------
       Socially Responsible Fund                                                        0.35
--------------------------------------------------------------------------------------------
       Strategic Bond Fund                                                              0.35
--------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------
       SunAmerica 2015 High Watermark Fund, Class I (closed to new investments)         0.85
--------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I                                     0.85
--------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                          0.60
--------------------------------------------------------------------------------------------
       Ariel Fund                                                                       0.60
--------------------------------------------------------------------------------------------
       Lou Holland Growth Fund, Investor Shares                                         0.60
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                  0.85
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                               0.85
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                      0.85
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                        0.60
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                0.60
--------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                        0.85
--------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                        0.85
--------------------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

                    FEE PERIOD    MAXIMUM ANNUAL FEE RATE
                    ----------    -----------------------
                    All years   0.70%* (deducted quarterly)

 (1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. If you elect this benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. Otherwise, the Benefit Base is equal to the Account Value on the Endorsement Date. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
 * For IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the IncomeLOCK fee is 0.65% (deducted quarterly).

 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

             NUMBER OF COVERED PERSONS  MAXIMUM ANNUAL FEE RATE(2)
             -------------------------  --------------------------
             For One Covered Person                2.20%
             For Two Covered Persons               2.70%

 (1) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The annual fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus."
 (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

                            INITIAL    MINIMUM   MAXIMUM ANNUALIZED FEE RATE
                           ANNUAL FEE ANNUAL FEE  DECREASE OR INCREASE EACH
NUMBER OF COVERED PERSONS     RATE       RATE         BENEFIT QUARTER*
----------------------------------------------------------------------------
One Covered Person           1.10%      0.60%             +/-0.25%
----------------------------------------------------------------------------
Two Covered Persons          1.35%      0.60%             +/-0.25%
----------------------------------------------------------------------------

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.19%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.85%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $855  $2,039  $3,090   $5,250


(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $401  $1,594  $2,647   $5,250


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $401  $1,594  $2,647   $5,250



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.35%, investment in a Variable Account Option with the lowest total expenses (0.19%), and that the optional IncomeLOCK and IncomeLOCK Plus features are not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $527   $679    $813     $704


(2) If you annuitize your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $57    $179    $313     $704


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $57    $179    $313     $704


Note: These examples should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------


Purchase units shown are for a Purchase Unit outstanding throughout the year for each variable account option. The 2005 data for the Inflation Protected Fund and the SunAmerica High Watermark Funds begins on February 22. The 2006 data for the Broad Cap Value Income Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund (formerly the Real Estate Fund) begins on May 1, 2008, the date this fund was added to Portfolio Director.


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31   AT 12/31
  ---------                                  ---- ------ -------- ------------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2010 5.461   6.219        30,163
                                             2009 4.444   5.461        33,286
                                             2008 5.740   4.444        43,079
                                             2007 5.432   5.740        51,018
                                             2006 4.890   5.432        41,299
                                             2005 4.743   4.890        68,398
                                             2004 4.398   4.743       104,508
                                             2003 3.697   4.398       817,455
                                             2002 4.104   3.697       864,202
                                             2001 4.310   4.104       552,475
    Blue Chip Growth Fund (Division 72)      2010 0.866   1.000     1,776,518
                                             2009 0.609   0.866     7,431,040
                                             2008 1.072   0.609     6,036,349
                                             2007 0.954   1.072     2,571,034
                                             2006 0.877   0.954     1,955,883
                                             2005 0.833   0.877     1,943,533
                                             2004 0.769   0.833     1,701,083
                                             2003 0.598   0.769     2,956,387
                                             2002 0.794   0.598     1,798,857
                                             2001 0.932   0.794       744,578
    Broad Cap Value Income Fund
     (Division 75)                           2010 0.950   1.081       238,391
                                             2009 0.763   0.950       262,031
                                             2008 1.171   0.763       318,615
                                             2007 1.156   1.171       262,950
                                             2006 1.012   1.156       316,317
                                             2005    --      --            --
    Capital Conservation Fund (Division 7)   2010 3.372   3.614       248,567
                                             2009 3.055   3.372       289,907
                                             2008 3.169   3.055       325,510
                                             2007 3.075   3.169       422,902
                                             2006 2.960   3.075       439,627
                                             2005 2.926   2.960       131,131
                                             2004 2.831   2.926       180,217
                                             2003 2.735   2.831       718,508
                                             2002 2.526   2.735       655,773
                                             2001 2.358   2.526       413,153
    Core Equity Fund (Division 15)           2010 1.954   2.191       470,922
                                             2009 1.593   1.954       547,314
                                             2008 2.547   1.593       773,394
                                             2007 2.489   2.547     1,339,870
                                             2006 2.241   2.489     1,542,826
                                             2005 2.168   2.241     2,285,402
                                             2004 2.019   2.168     2,966,192
                                             2003 1.602   2.019     4,451,054
                                             2002 2.070   1.602     4,247,981
                                             2001 2.457   2.070     2,770,881
    Dividend Value Fund (Division 21)        2010 1.551   1.758       364,431
                                             2009 1.311   1.551       454,380
                                             2008 2.036   1.311       529,452
                                             2007 2.058   2.036     1,376,939
                                             2006 1.767   2.058     1,628,845
                                             2005 1.700   1.767     3,214,697
                                             2004 1.516   1.700     3,896,402
                                             2003 1.181   1.516     5,337,891
                                             2002 1.477   1.181     5,195,789
                                             2001 1.621   1.477     3,163,792
    Foreign Value Fund (Division 89)         2010 1.094   1.170     6,219,408
                                             2009 0.747   1.094     9,465,183
                                             2008 1.355   0.747    10,564,087
                                             2007 1.227   1.355    11,585,693
                                             2006 1.067   1.227    11,146,312
                                             2005    --      --            --


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
   Global Equity Fund (Division 87)          2010 0.914   1.011     3,630,966
                                             2009 0.710   0.914     3,963,799
                                             2008 1.325   0.710     4,429,851
                                             2007 1.222   1.325    21,583,563
                                             2006 1.066   1.222    18,542,675
                                             2005    --      --            --
   Global Real Estate Fund (Division 101)    2010 0.845   0.993       903,921
                                             2009 0.645   0.845            --
                                             2008    --   0.645     1,435,798
   Global Social Awareness Fund
    (Division 12)                            2010 3.706   4.134       353,772
                                             2009 2.833   3.706       650,734
                                             2008 4.749   2.833     1,006,351
                                             2007 4.577   4.749       976,365
                                             2006 3.986   4.577       910,144
                                             2005 3.853   3.986       892,492
                                             2004 3.505   3.853     1,007,928
                                             2003 2.745   3.505     1,734,049
                                             2002 3.607   2.745     1,868,794
                                             2001 4.095   3.607       621,775
   Global Strategy Fund (Division 88)        2010 1.296   1.439     4,508,067
                                             2009 1.051   1.296     3,599,788
                                             2008 1.335   1.051     4,539,740
                                             2007 1.220   1.335     4,996,405
                                             2006 1.086   1.220     5,164,185
                                             2005    --      --            --
   Government Securities Fund (Division 8)   2010 3.435   3.550       181,539
                                             2009 3.592   3.435       310,411
                                             2008 3.292   3.592       294,595
                                             2007 3.076   3.292       171,495
                                             2006 3.004   3.076       122,767
                                             2005 2.945   3.004       235,623
                                             2004 2.864   2.945       295,626
                                             2003 2.848   2.864     1,511,508
                                             2002 2.558   2.848     1,242,127
                                             2001 2.410   2.558       509,780
   Growth Fund (Division 78)                 2010 0.921   1.082     5,992,221
                                             2009 0.679   0.921     6,668,828
                                             2008 1.131   0.679     7,512,120
                                             2007 0.940   1.131    32,052,377
                                             2006 0.914   0.940    36,312,466
                                             2005    --      --            --
   Growth & Income Fund (Division 16)        2010 2.124   2.370       240,301
                                             2009 1.754   2.124       261,115
                                             2008 2.790   1.754       282,364
                                             2007 2.622   2.790       293,799
                                             2006 2.287   2.622       202,754
                                             2005 2.268   2.287       295,142
                                             2004 2.060   2.268       378,755
                                             2003 1.690   2.060       996,416
                                             2002 2.166   1.690       970,967
                                             2001 2.424   2.166       781,887
                                             2000 2.735   2.424       745,693
   Health Sciences Fund (Division 73)        2010 1.329   1.530     1,395,941
                                             2009 1.017   1.329     1,979,366
                                             2008 1.453   1.017     2,086,000
                                             2007 1.243   1.453     2,526,736
                                             2006 1.153   1.243     2,507,336
                                             2005 1.026   1.153     3,061,825
                                             2004 0.895   1.026     2,989,061
                                             2003 0.657   0.895     5,464,309
                                             2002 0.914   0.657     2,585,106
                                             2001 1.001   0.914     1,062,608

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
FUND NAME                                     YEAR AT 1/1 AT 12/31   AT 12/31
---------                                     ---- ------ -------- ------------
  Inflation Protected Fund (Division 77)      2010  1.120   1.215      640,181
                                              2009  1.028   1.120    1,049,398
                                              2008  1.093   1.028      811,287
                                              2007  1.020   1.093       79,899
                                              2006  1.022   1.020       49,927
                                              2005  1.007   1.022      103,887
  International Equities Fund (Division 11)   2010  1.678   1.809    2,786,435
                                              2009  1.303   1.678    3,551,393
                                              2008  2.315   1.303    3,821,556
                                              2007  2.141   2.315    3,374,713
                                              2006  1.751   2.141    2,536,156
                                              2005  1.505   1.751    1,083,111
                                              2004  1.285   1.505      498,972
                                              2003  0.997   1.285      772,467
                                              2002  1.235   0.997      380,023
                                              2001  1.593   1.235      270,045
  International Government Bond Fund
   (Division 13)                              2010  2.917   3.135      867,475
                                              2009  2.630   2.917    1,088,499
                                              2008  2.661   2.630    1,549,545
                                              2007  2.501   2.661      951,630
                                              2006  2.331   2.501      414,922
                                              2005  2.359   2.331      725,127
                                              2004  2.145   2.359      932,794
                                              2003  1.807   2.145    1,635,564
                                              2002  1.549   1.807    1,001,692
                                              2001  1.588   1.549      298,185
  International Growth I Fund (Division 20)   2010  2.182   2.442    2,830,224
                                              2009  1.622   2.182    2,386,717
                                              2008  2.813   1.622    2,097,063
                                              2007  2.467   2.813    2,502,365
                                              2006  1.964   2.467    2,263,168
                                              2005  1.738   1.964    4,178,033
                                              2004  1.512   1.738    4,937,321
                                              2003  1.213   1.512   19,551,044
                                              2002  1.493   1.213   19,282,231
                                              2001  2.031   1.493   19,480,219
  Large Cap Core Fund (Division 76)           2010  1.092   1.267      810,729
                                              2009  0.794   1.092    1,876,124
                                              2008  1.184   0.794    2,670,747
                                              2007  1.102   1.184      249,630
                                              2006  0.999   1.102      297,019
                                              2005     --      --           --
  Large Capital Growth Fund (Division 79)     2010  1.022   1.174    3,809,350
                                              2009  0.784   1.022    4,633,199
                                              2008  1.284   0.784    5,003,388
                                              2007  1.122   1.284    8,183,163
                                              2006  1.028   1.122    8,924,788
                                              2005     --      --           --
  Mid Cap Index Fund (Division 4)             2010 10.289  12.912    1,219,712
                                              2009  7.485  10.289    1,146,174
                                              2008 11.932   7.485    1,384,721
                                              2007 11.152  11.932    3,377,619
                                              2006 10.202  11.152    3,264,013
                                              2005  9.147  10.202    4,626,356
                                              2004  7.930   9.147    4,150,743
                                              2003  5.904   7.930    6,153,555
                                              2002  6.980   5.904    4,544,820
                                              2001  7.088   6.980    2,759,353
  Mid Cap Strategic Growth Fund
   (Division 83)                              2010  1.165   1.461    1,415,173
                                              2009  0.797   1.165    1,610,223
                                              2008  1.544   0.797    2,291,545
                                              2007  1.197   1.544    4,561,455
                                              2006  1.154   1.197    3,498,730
                                              2005     --      --           --
  Money Market I Fund (Division 6)            2010  2.341   2.328    1,171,886
                                              2009  2.348   2.341    2,369,391
                                              2008  2.311   2.348    3,350,461
                                              2007  2.221   2.311    6,995,461
                                              2006  2.135   2.221    5,309,159
                                              2005  2.091   2.135   11,258,258
                                              2004  2.087   2.091   12,486,400


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
                                             2003 2.087   2.087    14,189,330
                                             2002 2.074   2.087    15,407,573
                                             2001 2.012   2.074     9,332,128
   Nasdaq-100 Index Fund (Division 46)       2010 0.534   0.635     1,262,462
                                             2009 0.346   0.534     1,445,415
                                             2008 0.604   0.346     1,624,668
                                             2007 0.512   0.604     2,271,567
                                             2006 0.483   0.512     2,357,989
                                             2005 0.480   0.483     5,083,720
                                             2004 0.439   0.480     6,617,868
                                             2003 0.296   0.439    12,218,780
                                             2002 0.482   0.296     3,956,142
                                             2001 0.718   0.482     1,467,307
   Science & Technology Fund (Division 17)   2010 2.505   3.040     1,983,913
                                             2009 1.523   2.505     2,378,150
                                             2008 2.836   1.523     2,429,103
                                             2007 2.424   2.836     9,328,934
                                             2006 2.304   2.424    10,343,844
                                             2005 2.243   2.304    12,389,905
                                             2004 2.239   2.243    13,920,657
                                             2003 1.487   2.239    16,906,927
                                             2002 2.502   1.487    12,884,236
                                             2001 4.280   2.502     4,873,682
   Small Cap Aggressive Growth Fund
    (Division 86)                            2010 1.045   1.327       662,730
                                             2009 0.686   1.045       827,836
                                             2008 1.162   0.686       848,671
                                             2007 1.021   1.162       762,472
                                             2006 1.005   1.021       622,639
                                             2005    --      --            --
   Small Cap Fund (Division 18)              2010 2.382   3.068       831,512
                                             2009 1.866   2.382       908,241
                                             2008 2.856   1.866     1,134,532
                                             2007 3.063   2.856     1,368,123
                                             2006 2.843   3.063     1,630,818
                                             2005 2.665   2.843     5,356,147
                                             2004 2.252   2.665     6,244,257
                                             2003 1.661   2.252    22,524,144
                                             2002 2.181   1.661    22,831,723
                                             2001 2.310   2.181    23,842,489
   Small Cap Index Fund (Division 14)        2010 3.345   4.208     1,376,227
                                             2009 2.624   3.345     1,652,916
                                             2008 4.029   2.624     1,997,123
                                             2007 4.132   4.029     4,417,329
                                             2006 3.521   4.132     4,207,324
                                             2005 3.397   3.521     3,407,414
                                             2004 2.899   3.397     3,011,505
                                             2003 1.991   2.899     4,726,480
                                             2002 2.530   1.991     2,879,348
                                             2001 2.495   2.530     1,796,231
   Small Cap Special Values Fund
    (Division 84)                            2010 0.872   1.054     1,848,622
                                             2009 0.667   0.872     2,652,417
                                             2008 1.041   0.667     2,969,120
                                             2007 1.164   1.041     3,496,149
                                             2006 1.046   1.164     4,410,166
                                             2005    --      --            --
   Small-Mid Growth Fund (Division 85)       2010 0.858   1.076       737,740
                                             2009 0.613   0.858       872,131
                                             2008 1.022   0.613       952,817
                                             2007 1.058   1.022     1,060,246
                                             2006 1.017   1.058     1,326,519
                                             2005    --      --            --
   Stock Index Fund (Division 10)            2010 4.951   5.645     4,071,403
                                             2009 3.948   4.951     4,220,931
                                             2008 6.325   3.948     4,610,545
                                             2007 6.053   6.325    16,814,360
                                             2006 5.277   6.053    17,461,782
                                             2005 5.077   5.277    22,842,446
                                             2004 4.622   5.077    24,150,777
                                             2003 3.627   4.622    33,142,910
                                             2002 4.704   3.627    28,356,507
                                             2001 5.390   4.704    15,668,786

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
   Value Fund (Division 74)                  2010 1.140   1.302       649,923
                                             2009 0.859   1.140     1,877,864
                                             2008 1.495   0.859     3,076,947
                                             2007 1.415   1.495       733,730
                                             2006 1.223   1.415       630,287
                                             2005 1.157   1.223       405,407
                                             2004 1.001   1.157       186,509
                                             2003 0.799   1.001       265,766
                                             2002 1.000   0.799        96,020
                                             2001    --   1.000            --
 VALIC COMPANY II
   Aggressive Growth Lifestyle Fund
    (Division 48)                            2010 1.774   2.049       632,279
                                             2009 1.378   1.774       883,698
                                             2008 2.063   1.378       993,829
                                             2007 1.885   2.063     1,066,647
                                             2006 1.660   1.885       837,701
                                             2005 1.488   1.660     1,694,406
                                             2004 1.316   1.488     1,766,337
                                             2003 1.021   1.316     2,187,204
                                             2002 1.257   1.021     2,079,689
                                             2001 1.441   1.257     2,685,367
   Capital Appreciation Fund (Division 39)   2010 0.901   1.034       751,394
                                             2009 0.688   0.907       892,083
                                             2008 1.237   0.688     1,027,117
                                             2007 1.035   1.237     1,100,795
                                             2006 0.983   1.035       962,418
                                             2005 0.954   0.983     2,369,942
                                             2004 0.876   0.954     4,224,415
                                             2003 0.698   0.876    14,435,443
                                             2002 1.012   0.698    14,138,366
                                             2001 1.293   1.012    14,375,415
   Conservative Growth Lifestyle Fund
    (Division 50)                            2010 1.922   2.173       393,141
                                             2009 1.595   1.922       579,779
                                             2008 1.960   1.595       486,048
                                             2007 1.836   1.960       428,327
                                             2006 1.681   1.836       298,050
                                             2005 1.588   1.681     1,110,673
                                             2004 1.460   1.588     1,305,402
                                             2003 1.251   1.460     1,666,625
                                             2002 1.322   1.251     1,676,792
                                             2001 1.350   1.322     1,938,484
   Core Bond Fund (Division 58)              2010 1.657   1.810     1,073,978
                                             2009 1.434   1.657       953,017
                                             2008 1.511   1.434       918,510
                                             2007 1.460   1.511     6,164,002
                                             2006 1.396   1.460     4,850,555
                                             2005 1.371   1.396     7,955,133
                                             2004 1.313   1.371     6,464,717
                                             2003 1.267   1.313     5,850,077
                                             2002 1.168   1.267     3,812,558
                                             2001 1.097   1.168       503,652
   High Yield Bond Fund (Division 60)        2010 1.855   2.099       808,273
                                             2009 1.297   1.855       947,155
                                             2008 1.895   1.297     1,076,268
                                             2007 1.874   1.895     1,066,929
                                             2006 1.674   1.874       886,582
                                             2005 1.566   1.674       842,935
                                             2004 1.356   1.566       786,706
                                             2003 1.047   1.356     1,412,082
                                             2002 1.070   1.047       369,951
                                             2001 1.013   1.070       264,978
   International Small Cap Equity II Fund
    (Division 33)                            2010 1.650   1.973     1,149,825
                                             2009 1.318   1.650     2,048,462
                                             2008 2.258   1.318     2,957,259
                                             2007 2.141   2.258     3,492,588
                                             2006 1.787   2.141     2,222,958
                                             2005 1.385   1.787     3,463,850
                                             2004 1.165   1.385       569,362
                                             2003 0.913   1.165     1,888,270
                                             2002 1.109   0.913     1,609,835
                                             2001 1.373   1.109     1,448,602


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
 FUND NAME                                   YEAR AT 1/1 AT 12/31   AT 12/31
 ---------                                   ---- ------ -------- ------------
   Large Cap Value Fund (Division 40)        2010 1.549   1.790      501,328
                                             2009 1.411   1.549      766,502
                                             2008 2.238   1.411      841,753
                                             2007 2.179   2.238    1,549,643
                                             2006 1.844   2.179    1,144,596
                                             2005 1.700   1.844      867,705
                                             2004 1.502   1.700      818,848
                                             2003 1.183   1.502    2,114,500
                                             2002 1.348   1.183    1,155,644
                                             2001 1.378   1.348      616,161
   Mid Cap Growth Fund (Division 37)         2010 1.173   1.428      718,594
                                             2009 0.819   1.173      869,254
                                             2008 1.540   0.819      890,588
                                             2007 1.357   1.540    1,057,318
                                             2006 1.183   1.357      691,830
                                             2005 1.067   1.183    1,012,858
                                             2004 0.951   1.067    1,297,312
                                             2003 0.689   0.951    2,729,051
                                             2002 0.991   0.689    1,534,706
                                             2001 1.430   0.991    1,274,846
   Mid Cap Value Fund (Division 38)          2010 2.951   3.594    1,627,573
                                             2009 2.165   2.951    2,978,425
                                             2008 3.545   2.165    3,365,688
                                             2007 3.460   3.545    4,547,940
                                             2006 2.974   3.460    3,901,778
                                             2005 2.728   2.974    6,755,672
                                             2004 2.355   2.728    5,941,957
                                             2003 1.648   2.355    2,729,051
                                             2002 1.923   1.648    1,534,706
                                             2001 1.965   1.923    1,274,846
   Moderate Growth Lifestyle Fund
    (Division 49)                            2010 1.912   2.188      630,884
                                             2009 1.512   1.912    1,072,733
                                             2008 2.068   1.521      797,578
                                             2007 1.906   2.068      776,491
                                             2006 1.723   1.906      497,142
                                             2005 1.591   1.723    3,389,414
                                             2004 1.436   1.591    4,148,673
                                             2003 1.168   1.436    6,133,401
                                             2002 1.308   1.168    6,168,318
                                             2001 1.392   1.308    7,634,116
   Money Market II Fund (Division 44)        2010 1.333   1.328      802,262
                                             2009 1.333   1.333    1,318,167
                                             2008 1.308   1.333    2,846,893
                                             2007 1.254   1.308    3,277,618
                                             2006 1.204   1.254    3,012,427
                                             2005 1.176   1.204    1,054,289
                                             2004 1.170   1.176    1,132,568
                                             2003 1.167   1.170    3,423,139
                                             2002 1.157   1.167    3,047,552
                                             2001 1.119   1.157    1,247,488
   Small Cap Growth Fund (Division 35)       2010 1.352   1.802      552,879
                                             2009 0.985   1.352      608,486
                                             2008 1.741   0.985      624,705
                                             2007 1.679   1.741      744,378
                                             2006 1.532   1.679      674,340
                                             2005 1.467   1.532    1,719,601
                                             2004 1.328   1.467    2,502,710
                                             2003 0.914   1.328    8,273,066
                                             2002 1.365   0.914    7,366,646
                                             2001 1.797   1.365    7,240,731
   Small Cap Value Fund (Division 36)        2010 2.055   2.576    1,438,429
                                             2009 1.660   2.055    1,698,342
                                             2008 2.370   1.660    1,562,640
                                             2007 2.557   2.370    3,811,579
                                             2006 2.160   2.557    2,590,680
                                             2005 2.031   2.160    5,333,620
                                             2004 1.708   2.031    4,604,101
                                             2003 1.231   1.708    4,450,137
                                             2002 1.411   1.231    3,382,127
                                             2001 1.322   1.411      935,911
   Socially Responsible Fund (Division 41)   2010 1.286   1.469    2,351,649
                                             2009 0.987   1.286    1,742,795

--------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31   AT 12/31
  ---------                                  ---- ------ -------- ------------
                                             2008 1.586   0.987     1,567,566
                                             2007 1.531   1.586     3,591,862
                                             2006 1.329   1.531     1,757,764
                                             2005 1.281   1.329     1,298,733
                                             2004 1.169   1.281     1,558,254
                                             2003 0.915   1.169     3,159,919
                                             2002 1.198   0.915     2,954,574
                                             2001 1.362   1.198     2,984,678
    Strategic Bond Fund (Division 59)        2010 2.142   2.370     1,366,323
                                             2009 1.706   2.142     2,534,815
                                             2008 1.996   1.706     2,511,986
                                             2007 1.923   1.996     2,667,037
                                             2006 1.778   1.923     1,756,315
                                             2005 1.700   1.778     1,694,660
                                             2004 1.543   1.700     1,456,929
                                             2003 1.296   1.543     2,017,062
                                             2002 1.220   1.296     1,159,362
                                             2001 1.107   1.220       604,606
  PUBLIC FUNDS
  SunAmerica 2015 High Watermark
   (Division 81)                             2010 1.109   1.172        22,520
                                             2009 1.123   1.109        22,528
                                             2008 1.190   1.123        25,520
                                             2007 1.134   1.190        20,089
                                             2006 1.034   1.134        23,876
                                             2005 1.000   1.034       321,605
  SunAmerica 2020 High Watermark
   (Division 82)                             2010 0.933   1.006        19,364
                                             2009 1.002   0.933         5,525
                                             2008 1.207   1.002         5,303
                                             2007 1.151   1.207         2,746
                                             2006 1.047   1.151         7,654
                                             2005 1.000   1.047        11,209
  Ariel Appreciation Fund (Division 69)      2010 1.692   2.011     1,355,105
                                             2009 1.044   1.692     1,666,166
                                             2008 1.773   1.044     1,826,979
                                             2007 1.809   1.773     6,373,849
                                             2006 1.640   1.809     6,665,028
                                             2005 1.603   1.640     9,085,472
                                             2004 1.426   1.603     9,283,122
                                             2003 1.095   1.426    14,414,655
                                             2002 1.229   1.095     9,651,112
                                             2001 1.064   1.229     2,666,627
  Ariel Fund (Division 68)                   2010 1.649   2.065     1,970,796
                                             2009 1.015   1.649     2,556,717
                                             2008 1.974   1.015     2,893,051
                                             2007 2.020   1.974     9,679,539
                                             2006 1.842   2.020     9,670,021
                                             2005 1.836   1.842    11,974,748
                                             2004 1.514   1.836    11,663,898
                                             2003 1.190   1.514    12,565,403
                                             2002 1.262   1.190     7,635,540
                                             2001 1.112   1.262     1,565,994
  Lou Holland Growth Fund (Division 70)      2010 0.962   1.090       444,600
                                             2009 0.696   0.962       878,870
                                             2008 1.074   0.696     1,494,859
                                             2007 0.988   1.074     1,367,313
                                             2006 0.945   0.988     1,599,274
                                             2005 0.958   0.945     2,090,468
                                             2004 0.867   0.958     1,878,587
                                             2003 0.683   0.867     1,996,662
                                             2002 0.875   0.683       718,560
                                             2001 0.928   0.875        72,356
  Vanguard LifeStrategy Conservative Growth
   Fund (Division 54)                        2010 1.523   1.678       566,418
                                             2009 1.312   1.523       896,140
                                             2008 1.644   1.312     1,088,132
                                             2007 1.550   1.644     1,176,728
                                             2006 1.413   1.550       960,607


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
   FUND NAME                               YEAR AT 1/1 AT 12/31   AT 12/31
   ---------                               ---- ------ -------- ------------
                                           2005 1.365   1.413     3,559,902
                                           2004 1.274   1.365     3,688,296
                                           2003 1.102   1.274     9,476,600
                                           2002 1.175   1.102     7,155,948
                                           2001 1.185   1.175     5,622,110
   Vanguard LifeStrategy Growth Fund
    (Division 52)                          2010 1.434   1.636     1,469,204
                                           2009 1.157   1.434     1,801,346
                                           2008 1.779   1.157     2,001,770
                                           2007 1.669   1.779     2,031,848
                                           2006 1.450   1.669     2,180,003
                                           2005 1.368   1.450     5,639,072
                                           2004 1.226   1.368     7,687,043
                                           2003 0.962   1.226    37,609,185
                                           2002 1.152   0.962    32,138,316
                                           2001 1.275   1.152    26,747,154
   Vanguard LifeStrategy Moderate Growth
    Fund (Division 53)                     2010 1.502   1.687     1,462,764
                                           2009 1.259   1.502     1,948,195
                                           2008 1.727   1.259     2,390,039
                                           2007 1.623   1.727     2,917,032
                                           2006 1.444   1.623     2,815,554
                                           2005 1.378   1.444     9,566,499
                                           2004 1.257   1.378    11,852,735
                                           2003 1.036   1.257    48,775,655
                                           2002 1.165   1.036    42,797,007
                                           2001 1.229   1.165    35,577,427
   Vanguard Long-Term Investment-Grade
    Fund (Division 22)                     2010 2.392   2.632       753,849
                                           2009 2.212   2.392       753,426
                                           2008 2.176   2.212       899,174
                                           2007 2.110   2.176     1,270,669
                                           2006 2.063   2.110     1,451,598
                                           2005 1.974   2.063     2,566,630
                                           2004 1.823   1.974     3,319,915
                                           2003 1.726   1.823     6,914,295
                                           2002 1.534   1.726     6,535,896
                                           2001 1.408   1.534     5,499,147
   Vanguard Long-Term Treasury Fund
    (Division 23)                          2010 2.420   2.620       901,450
                                           2009 2.768   2.420     1,417,411
                                           2008 2.273   2.768     1,831,581
                                           2007 2.093   2.273     1,840,012
                                           2006 2.070   2.093     2,193,685
                                           2005 1.953   2.070     3,852,945
                                           2004 1.834   1.953     4,506,673
                                           2003 1.797   1.834     7,156,569
                                           2002 1.550   1.797     7,071,533
                                           2001 1.494   1.550     2,633,211
   Vanguard Wellington Fund (Division 25)  2010 2.738   3,012     5,945,169
                                           2009 2.260   2.738     5,406,833
                                           2008 2.934   2.260     6,005,134
                                           2007 2.730   2.934    19,078,304
                                           2006 2.396   2.730    17,194,121
                                           2005 2.262   2.396    19,100,937
                                           2004 2.052   2.262    19,953,736
                                           2003 1.714   2.052    29,224,994
                                           2002 1.856   1.714    25,923,835
                                           2001 1.797   1.856    16,402,597
   Vanguard Windsor II Fund (Division 24)  2010 2.282   2.503     4,166,371
                                           2009 1.812   2.282     7,099,568
                                           2008 2.887   1.812     6,249,982
                                           2007 2.848   2.887    18,522,732
                                           2006 2.429   2.848    17,525,237
                                           2005 2.289   2.429    28,511,819
                                           2004 1.951   2.289    28,778,096
                                           2003 1.513   1.951    40,951,351
                                           2002 1.835   1.513    34,780,852
                                           2001 1.916   1.835    23,136,739

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct insurance charges of up to 0.85% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect either Living Benefit on or after your original Contract issue date (the "Endorsement Date"). The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The Death Benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of AIG Common Stock on the open market. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Sixty Divisions are

--------------------------------------------------------------------------------

available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the 1940 Act. Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended
(the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of The Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the Statement of Additional Information.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. Agents will receive commissions of up to .85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, agents may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, agents will receive up to a 1% commission and a ..03% annual trail. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned. The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns that are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a fixed account option
                                  will receive a current rate of
                                  interest. There are limitations on
                                  transfers out of this option. If you
                                  transfer assets from Fixed Account Plus
                                  to another investment option, any
                                  assets transferred back into Fixed
                                  Account Plus within 90 days will
                                  receive a different rate of interest,
                                  than that paid for new Purchase
                                  Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent Variable Account Options, shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK or IncomeLOCK Plus, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred Nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the Nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below include a brief description of each Fund, including its investment objective. We

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

also show the investment adviser for each Fund, and investment sub-adviser, if applicable. PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT STRATEGY AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing more than 20% of an investor's total retirement savings in any one company or industry may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides many plan sponsors and participants with helpful information about the importance of diversification at: www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
 ------------------------                          --------------------                             -----------------------
SunAmerica                 Each High Watermark Fund seeks capital appreciation to the extent     Adviser: SunAmerica Asset
2015 High Watermark Fund*  consistent with preservation of capital investment gains in order to  Management Corp.
                           have a net asset value ("NAV") on its Protected Maturity Date at
SunAmerica                 least equal to the Protected High Watermark Value. Each High          Sub-Adviser: Trajectory Asset
2020 High Watermark Fund   Watermark Fund seeks high total return as a secondary objective.      Management LLC

                           If you hold your Variable Investment Option Units until the
                           Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
                           Watermark Fund reaching this value, and any extraordinary
                           expenses, and increased by appreciation in share value
                           subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

                           The Protected Maturity Date for each High Watermark Fund is:
                           2015 High Watermark Fund            August 31, 2015
                           2020 High Watermark Fund            August 31, 2020

                           If you may need access to your money at any point prior to the
                           Protected Maturity Date, you should consider the
                           appropriateness of investing in the High Watermark Funds.
                           Investors who redeem before the Protected Maturity Date will receive the current Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the initial investment.

                           An investment in the High Watermark Funds may not be
                           appropriate for persons enrolled in GPS and GPA, investment advisory products offered by VALIC Financial Advisors, Inc.

--------
* closed to new investments

--------------------------------------------------------------------------------

    VARIABLE ACCOUNT OPTIONS                              INVESTMENT OBJECTIVE
    ------------------------                              --------------------
Ariel Appreciation Fund -- a      Seeks long-term appreciation by investing in undervalued
series of Ariel Investment Trust  companies that show strong potential growth. The fund invests primarily in stocks of companies with market capitalizations between $2.5 Billion and $15 billion measured at the time of purchase.

Ariel Fund -- a series of Ariel   Seeks long-term appreciation by investing in undervalued
Investment Trust                  companies that show strong potential growth. The fund invests primarily in stocks of companies with market capitalizations between $1 billion and $5 billion measured at the time of
                                  purchase.

Lou Holland Growth Fund           The fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration. The fund will invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Vanguard LifeStrategy             Seeks to provide current income and low to moderate capital
Conservative Growth Fund          appreciation. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 40% of assets to bonds, 20% to short-
                                  term fixed income investments, and 40% to common stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Vanguard LifeStrategy             Seeks to provide capital appreciation and some current income.
Growth Fund                       This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds.
                                  The fund's indirect stock holdings consist substantially of large-
                                  cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.
                                  stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S.
                                  government, U.S. agency, and investment-grade corporate
                                  bonds, as well as mortgage-backed and asset-backed securities.

Vanguard LifeStrategy             Seeks to provide capital appreciation and a low to moderate
Moderate Growth Fund              level of current income. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to common stocks and 40% to bonds. The fund's indirect stock
                                  holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-
                                  backed and asset-backed securities.

Vanguard Long-Term                Seeks to provide a high and sustainable level of current income
Investment-Grade Fund             by investing in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

                        INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
                        --------------------                            -----------------------
Seeks long-term appreciation by investing in undervalued              Adviser: Ariel
companies that show strong potential growth. The fund invests         Investments, LLC
primarily in stocks of companies with market capitalizations between $2.5 Billion and $15 billion measured at the time of purchase.

Seeks long-term appreciation by investing in undervalued              Adviser: Ariel
companies that show strong potential growth. The fund invests         Investments, LLC
primarily in stocks of companies with market capitalizations between $1 billion and $5 billion measured at the time of
purchase.

The fund primarily seeks long-term growth of capital. The receipt     Adviser: Holland Capital
of dividend income is a secondary consideration. The fund will        Management, LLC
invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Seeks to provide current income and low to moderate capital           The fund does not employ an
appreciation. This is a fund of funds, investing in other Vanguard    investment adviser. Instead,
mutual funds according to a fixed formula that typically results      the fund's Board of Trustees
in an allocation of about 40% of assets to bonds, 20% to short-       decides how to allocate the
term fixed income investments, and 40% to common stocks.              fund's assets among the
The fund's indirect bond holdings are a diversified mix of short-,    underlying funds.
intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Seeks to provide capital appreciation and some current income.        The fund does not employ an
This is a fund of funds, investing in other Vanguard mutual funds     investment adviser. Instead,
according to a fixed formula that typically results in an allocation  the fund's Board of Trustees
of about 80% of assets to common stocks and 20% to bonds.             decides how to allocate the
The fund's indirect stock holdings consist substantially of large-    fund's assets among the
cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.       underlying funds.
stocks and foreign stocks. Its indirect bond holdings are a
diversified mix of short-, intermediate- and long-term U.S.
government, U.S. agency, and investment-grade corporate
bonds, as well as mortgage-backed and asset-backed securities.

Seeks to provide capital appreciation and a low to moderate           The fund does not employ an
level of current income. This is a fund of funds, investing in        investment adviser. Instead,
other Vanguard mutual funds according to a fixed formula that         the fund's Board of Trustees
typically results in an allocation of about 60% of assets to          decides how to allocate the
common stocks and 40% to bonds. The fund's indirect stock             fund's assets among the
holdings consist substantially of large-cap U.S. stocks and, to a     underlying funds.
lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-
backed and asset-backed securities.

Seeks to provide a high and sustainable level of current income       Adviser: Wellington
by investing in a variety of high-quality and, to a lesser extent,    Management Company, LLP
medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

--------------------------------------------------------------------------------

 VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
  ------------------------                          --------------------                           -----------------------
Vanguard Long-Term           Seeks to provide a high and sustainable level of current income     Adviser: The Vanguard
Treasury Fund                by investing primarily in U.S. Treasury securities. The fund is     Group, Inc.
                             expected to maintain a dollar-weighted average maturity of 15 to 30 years.

Vanguard Wellington Fund     Seeks to provide long-term capital appreciation and reasonable      Adviser: Wellington
                             current income by investing in dividend-paying, and, to a lesser    Management Company, LLP
                             extent, non-dividend-paying common stocks of established
                             medium- and large-sized companies. In choosing these
                             companies, the Adviser seeks those that appear to be
                             undervalued but which have prospects to improve. The fund
                             also invests in investment grade corporate bonds, with some exposure to U.S. Treasury, government agency and
                             mortgage-backed securities.

Vanguard Windsor II Fund     Seeks to provide long-term capital appreciation and income. The     Advisers: Armstrong, Shaw
                             fund invests mainly in large- and mid-sized companies whose         Associates, Inc.; Barrow,
                             stocks are considered by an adviser to be undervalued.              Hanley, Mewhinney &
                                                                                                 Strauss, LLC; Hotchkis and
                                                                                                 Wiley Capital Management,
                                                                                                 LLC; Lazard Asset
                                                                                                 Management LLC; Sanders
                                                                                                 Capital, LLC; and The
                                                                                                 Vanguard Group, Inc.

VALIC COMPANY I

Asset Allocation Fund        Seeks maximum aggregate rate of return over the long-term           Adviser: VALIC
                             through controlled investment risk by adjusting its investment      Sub-Adviser: PineBridge
                             mix among stocks, long-term debt securities and short-term          Investments, LLC
                             money market securities.

Blue Chip Growth Fund        Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                             assets in the common stocks of large and medium-sized blue          Sub-Adviser: T. Rowe Price
                             chip growth companies. Income is a secondary objective.             Associates, Inc.

Broad Cap Value Income Fund  Seeks total return through capital appreciation with income as a    Adviser: VALIC
                             secondary objective by investing at least 80% of net assets         Sub-Adviser: Barrow, Hanley,
                             primarily in equity securities of U.S. large- and medium-           Mewhinney & Straus, LLC
                             capitalization companies that are undervalued.

Capital Conservation Fund    Seeks the highest possible total return consistent with the         Adviser: VALIC
                             preservation of capital through current income and capital gains    Sub-Adviser: PineBridge
                             on investments in intermediate- and long-term debt instruments      Investments, LLC
                             and other income producing securities. The fund invests, under normal circumstances, at least 75% of total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage- backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities.

Core Equity Fund             Seeks long-term growth of capital through investment primarily      Adviser: VALIC
                             in the equity securities of large-cap quality companies with long-  Sub-Adviser: BlackRock
                             term growth potential. The fund invests, under normal               Investment Management, LLC
                             circumstances, at least 80% of net assets, at the time of
                             purchase, in common stocks and related securities, including preferred stocks and convertible stocks.

--------------------------------------------------------------------------------

  VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
  ------------------------                           --------------------                           -----------------------
Dividend Value Fund           Seeks capital growth by investing at least 80% of net assets        Adviser: VALIC
                              primarily in a diversified portfolio of dividend-paying equity      Sub-Adviser: BlackRock
                              securities. Income is a secondary objective.                        Investment Management, LLC
                                                                                                  and SunAmerica Asset
                                                                                                  Management Corp.

Foreign Value Fund            Seeks long-term growth of capital by investing at least 80% of      Adviser: VALIC
                              net assets primarily in equity securities of companies located      Sub-Adviser: Templeton
                              outside the U.S., including emerging markets.                       Global Advisors Limited

Global Equity Fund            Seeks capital appreciation by investing at least 80% of net assets  Adviser: VALIC
                              primarily in equity securities of companies worldwide and of any    Sub-Adviser: BlackRock
                              market capitalization.                                              Financial Management, Inc.

Global Real Estate Fund       Seeks high total return through long-term growth of capital         Adviser: VALIC
                              and current income by investing at least 80% of net assets          Sub-Adviser: Invesco
                              primarily in a diversified portfolio of equity investments in real  Advisers, Inc. and
                              estate and real estate-related companies.                           Goldman Sachs Asset
                                                                                                  Management, L.P.

Global Social Awareness Fund  Seeks to obtain growth of capital through investment, primarily     Adviser: VALIC
                              in common stocks, in companies which meet the social criteria       Sub-Adviser: PineBridge
                              established for the fund. The fund will typically invest at least   Investments, LLC
                              80% of net assets in stocks of large capitalization companies domiciled in the U.S., Europe, Japan and other developed
                              markets. The fund does not invest in companies that are
                              significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery systems; the
                              manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the
                              production of products that have a severe impact on the
                              environment; labor relations/labor disputes; or that have
                              operations in countries with significant human rights concerns.

Global Strategy Fund          Seeks high total return by investing 50% to 80% of assets in        Adviser: VALIC
                              equity securities of companies in any country, fixed income         Sub-Adviser: Franklin
                              (debt) securities of companies and governments of any country,      Advisers, Inc. and Templeton
                              and in money market instruments.                                    Investment Counsel, LLC

Government Securities Fund    Seeks high current income and protection of capital by investing    Adviser: VALIC
                              at least 80% of net assets in intermediate- and long-term U.S.      Sub-Adviser: SunAmerica
                              government and government-sponsored debt securities.                Asset Management Corp.

Growth Fund                   Seeks long-term capital growth by using distinct investment         Adviser: VALIC
                              strategies: a growth strategy (investing primarily in larger sized  Sub-Adviser: American
                              U.S. companies); a disciplined growth strategy utilizing            Century Investment
                              quantitative management techniques; and a global growth             Management, Inc.
                              strategy (investing primarily in equity securities of issuers located in developed countries world wide including the U.S.).

Growth & Income Fund          Seeks to provide long-term growth of capital and secondarily,       Adviser: VALIC
                              current income, by investing 90% to 95% of total assets in          Sub-Adviser: SunAmerica
                              common stocks and equity-related securities.                        Asset Management Corp.

Health Sciences Fund          Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                              assets in the common stocks of companies engaged in the             Sub-Adviser: T. Rowe Price
                              research, development, production, or distribution of products or   Associates, Inc.
                              services related to health care, medicine, or the life sciences.

,

--------------------------------------------------------------------------------

  VARIABLE ACCOUNT OPTIONS                             INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
   ------------------------                            --------------------                            -----------------------
Inflation Protected Fund       Seeks maximum real return, consistent with appreciation of at         Adviser: VALIC
                               least 80% of net assets capital and prudent investment                Sub-Adviser: PineBridge
                               management. The fund invests in inflation-indexed fixed income        Investments, LLC
                               securities issued by U.S. and non-U.S. governments
                               and corporations.

International Equities Fund    Seeks to provide long-term growth of capital through                  Adviser: VALIC
                               investments primarily in a diversified portfolio of equity and        Sub-Adviser: PineBridge
                               equity-related securities of foreign issuers. The fund invests,       Investments, LLC
                               under normal circumstances, at least 80% of net assets in large-
                               cap stocks domiciled in developed markets located outside North
                               America, utilizing both active and passive investment strategies.

International Government       Seeks high current income through investments, at least 80% of        Adviser: VALIC
Bond Fund                      net assets, primarily in investment grade debt securities issued      Sub-Adviser: PineBridge
                               or guaranteed by foreign governments. This fund is classified as      Investments, LLC
                               "non-diversified" because it expects to invest significantly in certain foreign government securities. Also, the fund attempts to have all of its investments payable in foreign securities. The fund may convert its cash to foreign currency.

International Growth I Fund    Seeks capital growth through investments primarily in equity          Adviser: VALIC
                               securities of issuers in developed foreign countries. The Sub-        Sub-Adviser: American
                               Adviser uses an investment strategy it developed to invest in         Century Investment
                               stocks it believes will increase in value over time.                  Management, Inc., Invesco
                                                                                                     Advisers, Inc. and
                                                                                                     Massachusetts Financial
                                                                                                     Services Company

Large Cap Core Fund            Seeks capital growth with the potential for current income by         Adviser: VALIC
                               investing at least 80% of net assets in the common stocks of          Sub-Adviser: Wells Capital
                               large-sized U.S. companies (i.e., companies whose market              Management Incorporated
                               capitalization falls within the range tracked in the Russell 1000(R)
                               Index). The Sub-Adviser may invest in both growth and value-
                               oriented equity securities.

Large Capital Growth Fund      Seeks to provide long-term growth of capital by investing at least    Adviser: VALIC
                               80% of net assets in securities of large-cap companies that the       Sub-Adviser: Invesco
                               Sub-Advisers believe have the potential for above-average             Advisers, Inc. and
                               growth in revenues and earnings (i.e., companies whose market         SunAmerica Asset
                               capitalization falls within the range tracked in the Russell 1000(R)  Management Corp.
                               Index).

Mid Cap Index Fund             Seeks to provide growth of capital through investments, at least      Adviser: VALIC
                               80% of net assets, primarily in a diversified portfolio of common     Sub-Adviser: SunAmerica
                               stocks that, as a group, are expected to provide investment           Asset Management Corp.
                               results closely corresponding to the performance of the S&P
                               MidCap 400(R) Index.

Mid Cap Strategic Growth Fund  Seeks long-term capital growth by investing primarily in growth-      Adviser: VALIC
                               oriented equity securities of U.S. mid-cap companies and, to a        Sub-Adviser: Morgan Stanley
                               limited extent, foreign companies.                                    Investment Management, Inc.
                                                                                                     and RCM Capital
                                                                                                     Management, LLC

Money Market I Fund            Seeks liquidity, protection of capital and current income through     Adviser: VALIC
                               investments in short-term money market instruments.                   Sub-Adviser: SunAmerica
                                                                                                     Asset Management Corp.

--------------------------------------------------------------------------------

  VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE
   ------------------------                           --------------------
Nasdaq-100(R) Index Fund       Seeks long-term capital growth through investments, at least
                               80% of net assets, in the stocks that are included in the Nasdaq-
                               100 Index(R). The fund is a non-diversified fund, meaning that it can invest more than 5% of its assets in the stock of one
                               company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Science & Technology Fund      Seeks long-term capital appreciation through investments, at least 80% of net assets, primarily in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. Several
                               industries are likely to be included, such as electronics, communications, e-commerce, information services, media, life sciences and health care, environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology, energy equipment and services and electronic manufacturing.

Small Cap Aggressive           Seeks capital growth by investing at least 80% of net assets in
Growth Fund                    equity securities of small U.S. companies (i.e., companies whose market capitalization falls within the Russell 2000(R) Index).

Small Cap Fund                 Seeks to provide long-term capital growth by investing at least
                               80% of net assets primarily in the stocks of small companies, with market capitalizations at the time of purchase which fall 1)
                               within or below range of companies in either the current Russell
                               2000(R) or S&P SmallCap 600(R) Indices, or 2) below the three-
                               year average maximum market cap of companies in the index as of December 31 of the three preceding years.

Small Cap Index Fund           Seeks to provide growth of capital by investing at least 80% of net assets primarily in a diversified portfolio of common stocks that, as a group, the Sub-Adviser believes may provide
                               investment results closely corresponding to the performance of the Russell 2000(R) Index.

Small Cap Special Values Fund  Seeks to produce growth of capital by investing at least 80% of net assets primarily in common stocks of small U.S. companies. The
                               Sub-Advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below-average risk.

Small-Mid Growth Fund          Seeks to achieve its investment goal by investing at least 80% of net assets primarily in stocks of U.S. companies with small and medium market capitalizations that the Sub-Adviser believes have the potential for above average growth.


Stock Index Fund               Seeks long-term capital growth by investing at least 80% of net assets in common stocks that, as a group, are expected to
                               provide investment results closely corresponding to the
                               performance of the S&P 500(R) Index.

Value Fund                     Seeks long-term total return, which consists of capital
                               appreciation and income through investments primarily in
                               common stocks of companies, focusing on value stocks that the
                               Sub-Adviser believes are currently undervalued by the market.

                       INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
                       --------------------                             -----------------------
Seeks long-term capital growth through investments, at least         Adviser: VALIC
80% of net assets, in the stocks that are included in the Nasdaq-    Sub-Adviser: SunAmerica
100 Index(R). The fund is a non-diversified fund, meaning that it    Asset Management Corp.
can invest more than 5% of its assets in the stock of one
company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Seeks long-term capital appreciation through investments, at         Adviser: VALIC
least 80% of net assets, primarily in the common stocks of           Sub-Adviser: T. Rowe Price
companies that are expected to benefit from the development,         Associates, Inc., RCM Capital
advancement, and use of science and technology. Several              Management LLC and
industries are likely to be included, such as electronics,           Wellington Management
communications, e-commerce, information services, media, life        Company, LLP
sciences and health care, environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology,
energy equipment and services and electronic manufacturing.

Seeks capital growth by investing at least 80% of net assets in      Adviser: VALIC
equity securities of small U.S. companies (i.e., companies whose     Sub-Adviser: Wells Capital
market capitalization falls within the Russell 2000(R) Index).       Management Incorporated

Seeks to provide long-term capital growth by investing at least      Adviser: VALIC
80% of net assets primarily in the stocks of small companies,        Sub-Adviser: Invesco
with market capitalizations at the time of purchase which fall 1)    Advisers, Inc., T. Rowe Price
within or below range of companies in either the current Russell     Associates, Inc. and
2000(R) or S&P SmallCap 600(R) Indices, or 2) below the three-       Bridgeway Capital
year average maximum market cap of companies in the index as         Management, Inc.
of December 31 of the three preceding years.

Seeks to provide growth of capital by investing at least 80% of      Adviser: VALIC
net assets primarily in a diversified portfolio of common stocks     Sub-Adviser: SunAmerica
that, as a group, the Sub-Adviser believes may provide               Asset Management Corp.
investment results closely corresponding to the performance of the Russell 2000(R) Index.

Seeks to produce growth of capital by investing at least 80% of net  Adviser: VALIC
assets primarily in common stocks of small U.S. companies. The       Sub-Adviser: Dreman Value
Sub-Advisers look for significantly undervalued companies that       Management, LLC and Wells
they believe have the potential for above-average appreciation with  Capital Management
below-average risk.                                                  Incorporated

Seeks to achieve its investment goal by investing at least 80% of    Adviser: VALIC
net assets primarily in stocks of U.S. companies with small and      Sub-Adviser: Wells Capital
medium market capitalizations that the Sub-Adviser believes          Management Incorporated
have the potential for above average growth.                         and Century Capital
                                                                     Management, LLC

Seeks long-term capital growth by investing at least 80% of net      Adviser: VALIC
assets in common stocks that, as a group, are expected to            Sub-Adviser: SunAmerica
provide investment results closely corresponding to the              Asset Management Corp.
performance of the S&P 500(R) Index.

Seeks long-term total return, which consists of capital              Adviser: VALIC
appreciation and income through investments primarily in             Sub-Adviser: Wellington
common stocks of companies, focusing on value stocks that the        Management Company, LLP
Sub-Adviser believes are currently undervalued by the market.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS                          INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
 ------------------------                         --------------------                            -----------------------
VALIC COMPANY II

Aggressive Growth          Seeks growth through investments in a combination of the             Adviser: VALIC
Lifestyle Fund             different funds offered in VALIC Company I and VALIC                 Sub-Adviser: PineBridge
                           Company II. The indirect holdings for this fund of funds are         Investments, LLC
                           primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers.

Capital Appreciation Fund  Seeks long-term capital appreciation by investing primarily in a     Adviser: VALIC
                           broadly diversified portfolio of stocks and other equity securities  Sub-Adviser: Bridgeway
                           of U.S. companies.                                                   Capital Management, Inc.

Conservative Growth        Seeks current income and low to moderate growth of capital           Adviser: VALIC
Lifestyle Fund             through investments in a combination of the different funds          Sub-Adviser: PineBridge
                           offered in VALIC Company I and VALIC Company II. The indirect        Investments, LLC
                           holdings for this fund of funds are primarily in fixed-income securities of domestic and foreign issuers and equity securities of domestic companies.

Core Bond Fund             Seeks the highest possible total return consistent with the          Adviser: VALIC
                           conservation of capital by investing at least 80% of net assets in   Sub-Adviser: PineBridge
                           medium- to high-quality fixed income securities. These securities    Investments, LLC
                           include corporate debt securities of domestic and foreign
                           companies, securities issued or guaranteed by the U.S.
                           government, and mortgage-backed, or asset-backed securities.

High Yield Bond Fund       Seeks the highest possible total return and income consistent        Adviser: VALIC
                           with conservation of capital by investing at least 80% of net        Sub-Adviser: Wellington
                           assets in a diversified portfolio of high yielding, high risk fixed  Management Company, LLP income securities. These securities are below-investment-grade and are commonly referred to as junk bonds.

International Small Cap    Seeks to provide long-term capital appreciation by investing at      Adviser: VALIC
Equity Fund                least 80% of net assets in equity and equity-related securities of   Sub-Adviser: PineBridge
                           small cap companies throughout the world, excluding the U.S.         Investments, LLC and Invesco
                                                                                                Advisers, Inc.

Large Cap Value Fund       Seeks to provide total returns that exceed over time the Russell     Adviser: VALIC
                           1000(R) Value Index by investing at least 80% of net assets in       Sub-Adviser: The Boston
                           equity securities of large market capitalization companies traded    Company Asset Management,
                           in the U.S. The Russell 1000(R) Value Index is a sub-index of the    LLC and Janus Capital
                           Russell 3000(R) Index, which follows the 3,000 largest U.S.          Management, LLC
                           companies, based on total market capitalization.

Mid Cap Growth Fund        Seeks long-term capital appreciation principally by investing at     Adviser: VALIC
                           least 80% of net assets in medium-capitalization equity              Sub-Adviser: Columbia
                           securities, such as common and preferred stocks and securities       Management Investment
                           convertible into common stocks. The Sub-Adviser defines mid-         Advisers, LLC
                           sized companies as companies that are included in the Russell
                           MidCap(R) Index.

Mid Cap Value Fund         Seeks capital growth, by investing at least 80% of net assets in     Adviser: VALIC
                           equity securities of medium capitalization companies using a         Sub-Adviser: Nuveen Asset
                           value-oriented investment approach. Mid-capitalization               Management, LLC,
                           companies include companies with a market capitalization             Tocqueville Asset
                           equaling or exceeding $500 million, but not exceeding the largest    Management, L.P. and
                           market capitalization of the Russell MidCap(R) Index range.          Wellington Management
                                                                                                Company, LLP

--------------------------------------------------------------------------------

   VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
   ------------------------                            --------------------                           -----------------------
Moderate Growth Lifestyle Fund  Seeks growth and current income through investments in a            Adviser: VALIC
                                combination of the different funds offered in VALIC Company I       Sub-Adviser: PineBridge
                                and VALIC Company II. This fund of funds indirect holdings are      Investments, LLC
                                primarily in domestic and foreign fixed-income securities and equity securities of domestic large-capitalization companies.

Money Market II Fund            Seeks liquidity, protection of capital and current income through   Adviser: VALIC
                                investments in short-term money market instruments.                 Sub-Adviser: SunAmerica
                                                                                                    Asset Management Corp.

Small Cap Growth Fund           Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                                assets primarily in the equity securities of small companies that   Sub-Adviser: JPMorgan
                                the Sub-Adviser determines have a history of above-average          Investment Management Inc.
                                growth or that it believes are expected to have above-average growth. Small cap companies are companies with market caps at the time of purchase, equal to or less than the largest company in the Russell 2000(R) Index during most recent 12-month period.

Small Cap Value Fund            Seeks to provide maximum long-term return, consistent with          Adviser: VALIC
                                reasonable risk to principal, by investing at least 80% of net      Sub-Adviser: JPMorgan
                                assets primarily in securities of small-capitalization companies    Investment Management Inc.,
                                that the Sub-Advisers believe are undervalued. Small-cap            SunAmerica Asset
                                companies are companies whose market capitalization is equal to     Management Corp. and
                                or less than the largest company in the Russell 2000(R) Index       Metropolitan West Capital
                                during the most recent 12-month period.                             Management, LLC

Socially Responsible Fund       Seeks to obtain growth of capital by investing at least 80% of net  Adviser: VALIC
                                assets, primarily in equity securities, of U.S. companies which     Sub-Adviser: SunAmerica
                                meet the social criteria established for the fund. The fund does    Asset Management Corp.
                                not invest in companies that are significantly engaged in the production of nuclear energy; the manufacture of weapons or delivery systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the production of products that significantly pollute the environment; labor relations/labor disputes; or significant workplace violations.

Strategic Bond Fund             Seeks the highest possible total return and income consistent       Adviser: VALIC
                                with conservation of capital through investment in a diversified    Sub-Adviser: PineBridge
                                portfolio of income producing securities. The fund invests at       Investments, LLC
                                least 80% of net assets in a broad range of fixed-income
                                securities, including investment-grade bonds, U.S. government and agency obligations, mortgage-backed securities, and U.S.,
                                Canadian, and foreign high risk, high yield bonds.

The Core Value Fund changed its name to the Dividend Value Fund on June 7, 2010. A detailed description of the fees, investment objective, strategy, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

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ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000.00. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

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If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Note that the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "General Information" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

              Value of Your Fixed Account Options*
          =   (EQUALS)
              All Purchase Payments made to the Fixed Account Options

         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "General Information, Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the separate account charges, the Purchase Unit Value will decrease. In the case of negative yields, your investment in the Money Market I or II Fund will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

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Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the IncomeLOCK or IncomeLOCK Plus programs; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.


OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect a Living Benefit on or after your original Contract issue date (the "Endorsement Date"), subject to certain age requirements. You may elect to have the Living Benefit cover only your life (IncomeLOCK or IncomeLOCK Plus) or the lives of both you and your spouse (IncomeLOCK Plus only).

The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefits. You could pay for these features and not need to use them. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by these Living Benefits.

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Below is a high level summary of the optional Living Benefits offered in your
Contract, including a table summarizing the applicable features and components of each Living Benefit.

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65th birthday to take your first withdrawal under the program.

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, you could be eligible for the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date. You may begin taking withdrawals as early as age 45 at 5%, 5.5% or 6%, depending on the Income Credit option selected and the number of persons covered under the benefit (see table below). In addition, if your Account Value is reduced to zero, you will still benefit from the Protected Income Payment, which guarantees annual income of 4% for life (or 3% if withdrawals began before age 65). Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

LIVING BENEFIT OPTIONS -- SUMMARY

-------------------------------------------------------------------------------------------------------------------------
FEATURE                   INCOMELOCK                               INCOMELOCK +6                  INCOMELOCK +8
-------                   ----------                               -------------                  -------------
-------------------------------------------------------------------------------------------------------------------------
LIVES COVERED             You                              You and your spouse            You and your spouse
-------------------------------------------------------------------------------------------------------------------------
INCOME CREDIT PERCENTAGE  Not applicable                   6% reduced for withdrawals     8% in years there are no
                                                           each year (available for the   withdrawals (available for the
                                                           first 12 Benefit Years)        first 12 Benefit Years)
-------------------------------------------------------------------------------------------------------------------------

MAXIMUM ANNUAL            Before 5th Benefit Year          One Covered Person: 6%         One Covered Person: 5.5%
WITHDRAWAL PERCENTAGE     anniversary: 5%                  Two Covered Persons: 5.5%      Two Covered Persons: 5%

                          On or after 5th Benefit Year
                          anniversary: 7%

                          On or after 10th Benefit Year
                          anniversary: 10%

                          On or after 20th Benefit Year
                          anniversary: 10%

                          On or after the Benefit
                          Anniversary following your 65th
                          birthday (for lifetime
                          withdrawals): 5%
-------------------------------------------------------------------------------------------------------------------------

PROTECTED INCOME          No Reduction to the Maximum      Age 45-64 at First             Age 45-64 at First
PAYMENT PERCENTAGE        Annual Withdrawal Amount         Withdrawal: 3%                 Withdrawal: 3%
                                                           Age 65+ at First               Age 65+ at First
                                                           Withdrawal: 4%                 Withdrawal: 4%
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        Not applicable                   Available on the 12th Benefit  Available on the 12th Benefit
INCOME BASE                                                Anniversary if no withdrawals  Anniversary if no withdrawals
                                                           were taken                     were taken
-------------------------------------------------------------------------------------------------------------------------

See "IncomeLOCK" and "IncomeLOCK Plus" below for a more detailed discussion of each of these Living Benefit options.

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Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

                                INVESTMENT RESTRICTIONS
      INVESTMENT         ---------------------------------------
         GROUP            INCOMELOCK       INCOMELOCK PLUS      VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Group A: Bond, Cash and  20%-Minimum   30%*-Minimum             Fixed Account Plus
Fixed Accounts                                                  Short-Term Fixed Account
                         100%-Maximum  100%-Maximum             Capital Conservation Fund
                                                                Core Bond Fund
                                       *15% of each             Government Securities Fund
                                       investment, including    Inflation Protected Fund
                                       Ineligible Purchase      International Government Bond Fund
                                       Payments (if any), is    Money Market I Fund
                                       automatically allocated  Money Market II Fund
                                       to Fixed Account Plus    Strategic Bond Fund
                                       for as long as           Vanguard Long-Term Investment Grade Fund
                                       IncomeLOCK Plus          Vanguard Long-Term Treasury Fund
                                       remains in effect. (See
                                       also IMPORTANT
                                       NOTE FOR
                                       INCOMELOCK PLUS
                                       below.)
---------------------------------------------------------------------------------------------------------------

Group B: Equity Maximum  0%-Minimum    0%-Minimum               Aggressive Growth Lifestyle Fund
                                                                Asset Allocation Fund
                         70%-Maximum   70%-Maximum              Blue Chip Growth
                                                                Broad Cap Value Income Fund
                                                                Capital Appreciation Fund
                                                                Conservative Growth Lifestyle Fund
                                                                Core Equity Fund
                                                                Dividend Value Fund
                                                                Foreign Value Fund
                                                                Global Equity Fund
                                                                Global Social Awareness Fund
                                                                Global Strategy Fund
                                                                Growth Fund
                                                                Growth & Income Fund
                                                                High Yield Bond Fund
                                                                International Equities Fund
                                                                International Growth I Fund
                                                                Large Cap Core Fund
                                                                Large Capital Growth Fund
                                                                Large Cap Value Fund
                                                                Lou Holland Growth Fund
                                                                Mid Cap Index Fund
                                                                Mid Cap Value Fund
                                                                Moderate Growth Lifestyle Fund
                                                                Socially Responsible Fund
                                                                Stock Index Fund
                                                                Value Fund
                                                                Vanguard LifeStrategy Conservative Growth Fund
                                                                Vanguard LifeStrategy Growth Fund
                                                                Vanguard LifeStrategy Moderate Growth Fund
                                                                Vanguard Wellington Fund
                                                                Vanguard Windsor II Fund

30

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--------------------------------------------------------------------------------

                           INVESTMENT RESTRICTIONS
      INVESTMENT         ------------------------------
         GROUP           INCOMELOCK   INCOMELOCK PLUS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        ------------------------------
Group C: Limited Equity  0%-Minimum    0%-Minimum           Ariel Appreciation Fund
                                                            Ariel Fund
                         10%-Maximum   10%-Maximum          Global Real Estate Fund
                                                            Health Sciences Fund
                                                            International Small Cap Equity Fund
                                                            Mid Cap Growth Fund
                                                            Mid Cap Strategic Growth Fund
                                                            Nasdaq-100(R) Index Fund
                                                            Science and Technology Fund
                                                            Small Cap Aggressive Growth Fund
                                                            Small Cap Fund
                                                            Small Cap Growth Fund
                                                            Small Cap Index Fund
                                                            Small Cap Special Values Fund
                                                            Small Cap Value Fund
                                                            Small-Mid Growth Fund

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2015 High Watermark Fund (Not available for
new investments effective 2/12/2010.)
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund
-------------------------------------------------------

--------
* IMPORTANT NOTE FOR INCOMELOCK PLUS: If you choose IncomeLOCK Plus, we will automatically allocate 15% of each purchase payment to Fixed Account Plus, one of the guaranteed fixed investment options available under your Contract. This automatic allocation counts against the 30% of your investments that must be allocated to Group A (Bond, Cash and Fixed Accounts). Pursuant to this requirement, if IncomeLOCK Plus is selected at Contract issue, we will automatically allocate to Fixed Account Plus 15% of your initial purchase payment and each purchase payment you make thereafter. If IncomeLOCK Plus is selected after Contract issue, your Account Value on the Endorsement Date is considered the initial purchase payment for this purpose and we will therefore automatically allocate to Fixed Account Plus 15% of such Account Value and each purchase payment you make thereafter. This automatic allocation to Fixed Account Plus applies to all purchase payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The 15% automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request the entire amount of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value. In addition, we will not rebalance the automatic allocation to Fixed Account Plus under the required automatic asset quarterly rebalancing program described below.

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or systematic withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit Option is cancelled or terminated and the

--------------------------------------------------------------------------------

Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. The company may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. The company will notify you of any changes to the investment requirements.

Additional Important Information Applicable to Both Optional Living Benefits

The Living Benefits are not available if you have an outstanding loan under the Contract. If you elect to take a loan after the Endorsement Date and while either Living Benefit is still in effect, we will automatically terminate the Benefit. IF YOU ELECT A LIVING BENEFIT AND THEN TAKE A LOAN AFTER THE ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THESE FEATURES.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% IRS penalty tax if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the required minimum distributions ("RMD") determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK and IncomeLOCK Plus may be elected any time, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the benefit and a description of the effect of RMDs on the benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                     MAXIMUM                 MAXIMUM
                                      ANNUAL     INITIAL      ANNUAL
                                    WITHDRAWAL   MINIMUM    WITHDRAWAL
                                    PERCENTAGE  WITHDRAWAL  PERCENTAGE
                                      PRIOR    PERIOD PRIOR     IF
                                      TO ANY      TO ANY    EXTENSION
          TIME OF FIRST WITHDRAWAL  EXTENSION   EXTENSION   IS ELECTED
          ------------------------  ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary.......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary.......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary.......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary.......     10        10 Years      10
          On or after the Benefit
            Anniversary following              Life of the
            the Contract owner's                  Contract
            65th birthday..........      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in

--------------------------------------------------------------------------------

  any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK is selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including excess withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the Maximum Anniversary Value (MAV) Evaluation Period, which begins on the Endorsement Date (the date that we issue the Benefit Endorsement to your Contract) and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal amount in any Benefit Year reduce the Benefit Base by 50% or more.

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Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

INCOMELOCK PLUS

You may elect IncomeLOCK Plus on or after your Contract issue date (the "Endorsement Date") to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s).

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix B -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.

Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base could be increased to equal at least 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------
                      Joint Owners(1)       45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Non-Qualified:
                Joint
                Owners(1)         45       80       45       85
                ---------------------------------------------------
                Non-Qualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------

--------
(1) Based on the age of the older Owner.
(2) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

--------------------------------------------------------------------------------


  .   The older Contract Owner if jointly owned (non-qualified Contracts only)

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  .   The Contract Owner and spousal joint owner (non-qualified Contracts only)

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner(s) and the annuitant(s) must be the same persons); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner(s) and the annuitant(s) must be the same persons).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal of one of the two original Contract Owners (non-qualified Contracts);

   2. Removal or replacement of the original spousal beneficiary; and

   3. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

IncomeLOCK Plus is designed for individuals and spouses. Thus, if a Contract is owned by non-spousal joint Owners, domestic partners or same-sex spouses who jointly own a contract and either Owner dies, the full Account Value must be paid within 5 years of death, in compliance with the Internal Revenue Code, after which time the Contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the IncomeLOCK Plus. You should consult a qualified tax advisor concerning your particular circumstances.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage (MAWP) represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount (MAWA) that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage (PIPP) represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)        6%            5.5%                4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Persons (Based on younger Covered Person)                      5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

--------------------------------------------------------------------------------


Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below.

First, we determine the initial Benefit Base. If IncomeLOCK Plus is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK Plus is selected at Contract issue, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

   1. 100% of Purchase Payments received in the first contract year; and

   2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus is selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years later. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total

--------------------------------------------------------------------------------

withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to greater of the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not elect IncomeLOCK or re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

   8. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

   9. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted on www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If an investor sells fund shares valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the investor will not be able to make a purchase of $5,000 or more in that same fund for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain funds may set limits on transfers in and out of a fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, an investor's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

--------------------------------------------------------------------------------


Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   IncomeLOCK Plus

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are

--------------------------------------------------------------------------------

     suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account charges for each Variable Investment Option are shown in the Fee Tables of this prospectus. The charges range from 0.35% to 0.85% during the Purchase Period and 0.75% to 1.25% during the Payout Period of the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

--------------------------------------------------------------------------------


  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.10% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund. WE USE THESE FEES RECEIVED TO DIRECTLY REDUCE THE SEPARATE ACCOUNT CHARGES; THUS, THE NET SEPARATE ACCOUNT CHARGES ARE REFLECTED IN THE FEE TABLES. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK

The annualized fee for IncomeLOCK is calculated as 0.70% of the Benefit Base for all years in which the feature is in effect (0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                          MAXIMUM
                                                         ANNUALIZED
                                                          FEE RATE
                                                          DECREASE
                             INITIAL  MAXIMUM  MINIMUM  OR INCREASE
            NUMBER OF         ANNUAL   ANNUAL   ANNUAL  EACH BENEFIT
            COVERED PERSONS  FEE RATE FEE RATE FEE RATE   QUARTER*
            ---------------  -------- -------- -------- ------------
             One Covered
               Person.......   1.10%    2.20%    0.60%    +/-0.25%
             Two Covered
               Persons......   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

42

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The Initial Annual Fee Rate is guaranteed not to change for the first Benefit
Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Fee Tables" and "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversaries. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

                                                                             43

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VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

  . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

  . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

44

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PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the fixed interest options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the

--------------------------------------------------------------------------------

certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

46

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  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific Investment Option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on a minimum distribution required by federal tax law (known as "No Charge" Minimum Distribution), if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules imposed by the Internal Revenue Service ("IRS").

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK and IncomeLOCK Plus, as set forth below in greater detail for each Living Benefit.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. For IncomeLOCK this will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

                                                                             47

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If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below. Additionally, several examples that show the effects of withdrawals have been included in Appendix C to this prospectus.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD: The Minimum Withdrawal Period ("MWP") is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative

48

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   form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

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IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS
ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS
WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------



From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

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  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the contract owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contracts, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in some states, including New York and Florida. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

                                                                             51

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Step 2:  Determine your Variable Account Option Value by taking the greater of:

           Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
           OR
           100% of Purchase Payments invested in Variable
           Account Options
       -   (MINUS)
           Prior withdrawals (out of) or transfers (out of) the Variable
           Account Option
       +   (PLUS)
           Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

         A. 100% of Purchase Payments
         -  (MINUS)
         B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
         +  (PLUS)
         C. Interest on the result of A minus B at the rate of up to 3% annually (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York or Florida. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK

Spousal Beneficiary

Upon the death of the Contract owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the

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provisions of this Contract (if the Account Value is greater than zero), (ii)
continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

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If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

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HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA"). The Small Business Jobs Act of 2010 subsequently added the ability for in-plan Roth conversions in certain employer-sponsored plans which otherwise include or permit Roth accounts. In addition, the Contracts are also available through "Nonqualified Contracts."

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

--------------------------------------------------------------------------------


Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

--------------------------------------------------------------------------------


It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules may have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that was part of the employer's 403(b) plan or that was subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

The Separate Account has been named as a party-defendant in a purported class action lawsuit filed in the United States District Court for the District of Arizona in December 2009 (John Hall and Brenda Hall, et al. v. The Variable Annuity Life Insurance Company, et al.). There are no other pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

58


Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                 PAGE
                                                                 ----
          General Information...................................   3
          Federal Tax Matters...................................   3
             Economic Growth and Tax Relief Reconciliation Act
               of 2001..........................................   3
             Tax Consequences of Purchase Payments..............   3
             Tax Consequences of Distributions..................   6
             Special Tax Consequences -- Early Distribution.....   8
             Special Tax Consequences --
               Required Distributions...........................   9
             Tax Free Rollovers, Transfers and Exchanges........  10
             Effect of Tax-Deferred Accumulations...............  11
          Exchange Privilege....................................  12
             Exchanges From Independence Plus Contracts.........  12
             Exchanges From V-Plan Contracts....................  13
             Exchanges From SA-1 and SA-2 Contracts.............  14
             Exchanges From Impact Contracts....................  16
             Exchanges From Compounder Contracts................  17
             Information That May Be Applicable To
               Any Exchange.....................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  19
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  20
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  23
          Experts...............................................  23
          Comments on Financial Statements......................  23

   APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

                                                        MAXIMUM
                                                      ANNUALIZED
                                                       FEE RATE
                                                      DECREASE OR
                                                       INCREASE
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM     EACH
              COVERED       ANNUAL   ANNUAL   ANNUAL    BENEFIT
              PERSONS      FEE RATE FEE RATE FEE RATE  QUARTER*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

--------------------------------------------------------------------------------


IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

--------------------------------------------------------------------------------


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

             The Annual Fee Rate of 0.56% is lower than the Minimum
             Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                    APPENDIX B -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------


The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5.5% of the Benefit Base (5.5% x $108,000 = $5,940). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,940 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------- ----------
              1st     $103,000 $106,000  $100,000   $ 6,000  $ 6,360
              2nd     $333,000 $324,000  $300,000   $18,000  $19,440
              3rd     $333,000 $342,000  $300,000   $18,000  $20,520
              4th     $333,000 $360,000  $300,000   $18,000  $21,600
              5th     $363,000 $409,800  $330,000   $19,800  $24,588
              6th     $413,000 $429,600  $330,000   $19,800  $25,776

Since the Benefit Base equals the Benefit Base at the beginning of that Contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Benefit Base at the time of deposit equals $306,000 ($106,000 + $200,000) and your new Income Credit Base at the time of deposit equals $300,000 ($100,000 + $200,000). $30,000 of the $230,000 Purchase Payment is
considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st Contract year. On your 2nd Contract anniversary, your Income Credit is $18,000 (6% x $300,000) and your Benefit Base equals $324,000 ($306,000 + $18,000). Your Benefit Base is not increased to the $333,000 Account Value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount would be $19,440 if you were to start taking withdrawals after the 2nd Contract anniversary (6% of the $324,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Benefit Base at the time of deposit equals $390,000 ($360,000 + $30,000). On your 5th Contract anniversary, your Income Credit Base is $330,000 ($300,000 + $30,000) and your

--------------------------------------------------------------------------------

Income Credit equals $19,800 ($330,000 x 6%). Your Benefit Base equals $409,800 ($390,000 + $19,800). Any Purchase Payments made on or after your 5th Contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. Therefore, your Benefit Base is $429,600 ($409,800 + $19,800). If you were to start taking withdrawals after the 6th Contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 6%, your Maximum Annual Withdrawal Amount would be $25,776 (6% of the $429,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $25,776 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $429,600, then your Protected Income Payment is 4% of the Benefit Base (4% x $429,600 = $17,184). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $17,184 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,940
             2nd     $118,000 $118,000  $118,000       N/A*   $6,490
             3rd     $107,000 $127,440  $118,000   $ 9,440    $7,009
             4th     $110,000 $136,880  $118,000   $ 9,440    $7,528
             5th     $150,000 $150,000  $150,000       N/A*   $8,250
             6th     $145,000 $162,000  $150,000   $12,000    $8,910

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,910 (5.5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,910 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,910), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,910), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,910. Your Account Value after this portion of the withdrawal is $100,500 ($109,410 -- $8,910), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,020 / $100,500 = 4%). The Benefit Base is adjusted to $155,520, or $162,000 x 96%. The Income Credit Base is adjusted to $144,000, or $150,000 x 96%. Your new Income Credit is 8% of your new Income Credit Base (8% x $144,000), which equals $11,520. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($155,520 x 5.5%), which equals $8,553.60. Therefore, if you do not take additional excess withdrawals, you may take up to $8,553.60 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $155,520, then your Protected Income Payment is 4% of the Benefit Base (4% x $155,520 = $6,220.80). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,220.80 each year as long as the Covered Person(s) is(are) alive.

--------------------------------------------------------------------------------


EXAMPLE 5 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $ 7,080
             4th      $103,000 $124,000  $100,000   $6,000   $ 7,440
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,800
             6th      $103,000 $136,000  $100,000   $6,000   $ 8,160
             7th      $103,000 $142,000  $100,000   $6,000   $ 8,520
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,880
             9th      $103,000 $154,000  $100,000   $6,000   $ 9,240
             10th     $103,000 $160,000  $100,000   $6,000   $ 9,600
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,960
             12th     $103,000 $200,000  $200,000      N/A*  $12,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $12,000 (6% of the $200,000 Benefit
Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $12,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 6 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $7,080
             4th      $103,000 $124,000  $100,000   $6,000   $7,440
             5th      $103,000 $130,000  $100,000   $6,000   $7,800
             6th      $103,000 $136,000  $100,000   $6,000   $8,160
             7th      $103,000 $142,000  $100,000   $6,000   $8,520
             8th      $103,000 $148,000  $100,000   $6,000   $8,880
             9th      $ 98,560 $151,000  $100,000   $3,000   $9,060
             10th     $ 91,010 $152,000  $100,000   $1,000   $9,120

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,880 (6% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Income Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 -- $4,440). Your Net Income Credit Percentage equals 3% (6% -- 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 -- $7,550). Your new Income Credit is 1% (6% -- 5%) of your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 6%, your new Maximum Annual Withdrawal Amount will be $9,120 (6% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $9,120 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

                 APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the IncomeLOCK feature, given specific assumptions for each example:

Example 1

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 1st Benefit Anniversary

  .   On your 1st Benefit Anniversary, your Account Value is $105,000

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Benefit Anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your Account Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Benefit Anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 divided by $5,250). Therefore, as of your 1st Benefit Anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the Benefit Anniversary following the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Example 2

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

On your 5th Benefit Anniversary, your Account Value is $120,000, and your Benefit Base is stepped-up to $120,000. If you were to start taking withdrawals after this anniversary date, your Maximum Annual Withdrawal Amount would be 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 divided by $8,400). Therefore, as of your 5th Benefit Anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

Example 3 -- The impact of withdrawals that are less than or equal to the Maximum Annual Withdrawal Amount

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

During your 6th Benefit Anniversary, after your 5th Benefit Anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is

--------------------------------------------------------------------------------

reduced by the total dollar amount of the withdrawal ($4,500) on your next Benefit Anniversary. Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount ($115,500 divided by $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, and $6,300 in the 14th (last) Benefit Year.

Example 4 -- The impact of withdrawals that are in excess of the maximum annual withdrawal amount

  .   You elect IncomeLOCK and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

Assume that during your 6th Benefit Year, after your 5th Benefit Anniversary, you make a withdrawal of $11,688 and your Account Value at your next Benefit Anniversary is $118,000. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. On your next Benefit Anniversary, we first process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the Account Value and the Benefit Base. Your Account Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the Benefit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal. This is accomplished by taking the Benefit Base on the prior Benefit Anniversary ($120,000) less the portion of your withdrawal that is not the Excess Withdrawal ($8,400) and multiplying this result ($111,600) by 1 minus the Excess Withdrawal ($3,288) divided by the sum of the Account Value on the Benefit Anniversary ($118,000) and the Excess Withdrawal ($3,288) or ($118,000 + $3,288 = $121,288). This calculation equals
$108,576 [$111,600 x (1 - $3,288/$121,288) or $111,600 x 97.29%, which equals
$108,576]. Your Benefit Base is $108,312, which is the lesser of these two calculations. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your Benefit Base divided by your Minimum Withdrawal Period ($108,312 divided by 13.28), which equals $8,156.02.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.60 TO 12.60                                            May 1, 2011


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2011, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information is shown at the end of this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS               PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund     SunAmerica 2015 High Watermark Fund*
Blue Chip Growth Fund               Capital Appreciation Fund            SunAmerica 2020 High Watermark Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund   Ariel Appreciation Fund
Capital Conservation Fund           Core Bond Fund                       Ariel Fund
Core Equity Fund                    High Yield Bond Fund                 Lou Holland Growth Fund
Dividend Value Fund                 International Small Cap Equity Fund  Vanguard Lifestrategy Conservative Growth Fund
Foreign Value Fund                  Large Cap Value Fund                 Vanguard Lifestrategy Growth Fund
Global Equity Fund                  Mid Cap Growth Fund                  Vanguard Lifestrategy Moderate Growth Fund
Global Real Estate Fund             Mid Cap Value Fund                   Vanguard Long-Term Investment-Grade Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund       Vanguard Long-Term Treasury Fund
Global Strategy Fund                Money Market II Fund                 Vanguard Wellington Fund
Government Securities Fund          Small Cap Growth Fund                Vanguard Windsor II Fund
Growth Fund                         Small Cap Value Fund
Growth & Income Fund                Socially Responsible Fund            * closed to new investments
Health Sciences Fund                Strategic Bond Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                  PAGE
                                                                  ----

GLOSSARY OF TERMS................................................   3

FEE TABLES.......................................................   5

SELECTED PURCHASE UNIT DATA......................................   9

HIGHLIGHTS.......................................................  11

GENERAL INFORMATION..............................................  12
   About the Contracts...........................................  12
   About VALIC...................................................  13
   American Home Assurance Company...............................  13
   About VALIC Separate Account A................................  13
   Units of Interest.............................................  14
   Distribution of the Contracts.................................  14

FIXED AND VARIABLE ACCOUNT OPTIONS...............................  14
   Fixed Account Options.........................................  15
   Variable Account Options......................................  15

PURCHASE PERIOD..................................................  23
   Account Establishment.........................................  24
   When Your Account Will Be Credited............................  24
   Purchase Units................................................  25
   Calculation of Value for Fixed Account Options................  25
   Calculation of Value for Variable Account Options.............  25
   Premium Enhancement Credit....................................  25
   Stopping Purchase Payments....................................  26

OPTIONAL LIVING BENEFITS.........................................  26
   Living Benefit Options -- Summary.............................  27
   IncomeLOCK(R).................................................  30
   IncomeLOCK(R) Plus............................................  32

TRANSFERS BETWEEN INVESTMENT OPTIONS.............................  36
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers...............................  36
   Communicating Transfer or Reallocation Instructions...........  37
   Effective Date of Transfer....................................  37
   Transfers During the Payout Period............................  37

FEES AND CHARGES.................................................  38
   Account Maintenance Charge....................................  38
   Surrender Charge..............................................  38
       Amount of Surrender Charge................................  38
       10% Free Withdrawal.......................................  38
       Exceptions to Surrender Charge............................  38
   Premium Tax Charge............................................  39
   Separate Account Charges......................................  39
       Reduction or Waiver of Account Maintenance,
        Surrender, or Separate Account Charges...................  39
   Separate Account Expense Reimbursements or Credits............  40
   Market Value Adjustment ("MVA")...............................  40
   Optional Living Benefit Fees..................................  40
   Other Charges.................................................  41

PAYOUT PERIOD....................................................  41
   Fixed Payout..................................................  41
   Assumed Investment Rate.......................................  41
   Variable Payout...............................................  42
   Combination Fixed and Variable Payout.........................  42


                                                                    PAGE
                                                                    ----
          Partial Annuitization....................................  42
          Payout Date..............................................  42
          Payout Options...........................................  43
          Payout Information.......................................  43

       SURRENDER OF ACCOUNT VALUE..................................  43
          When Surrenders Are Allowed..............................  43
          Surrender Process........................................  44
          Amount That May Be Surrendered...........................  44
          Surrender Restrictions...................................  44
          Partial Surrenders.......................................  44
          Systematic Withdrawals...................................  44
          Distributions Required by Federal Tax Law................  45
          Living Benefits..........................................  45

       EXCHANGE PRIVILEGE..........................................  48

       DEATH BENEFITS..............................................  48
          The Process..............................................  48
          Beneficiary Information..................................  48
             Spousal Beneficiaries.................................  49
             Beneficiaries Other Than Spouses......................  49
          Special Information for Individual
            Nonqualified Contracts.................................  49
          During the Purchase Period...............................  49
          Interest Guaranteed Death Benefit........................  49
          Standard Death Benefit...................................  50
          During the Payout Period.................................  50
          IncomeLOCK...............................................  50
          IncomeLOCK Plus..........................................  51

       OTHER CONTRACT FEATURES.....................................  51
          Changes That May Not Be Made.............................  51
          Change of Beneficiary....................................  51
          Contingent Owner.........................................  52
          Cancellation -- The 21 Day "Free Look"...................  52
          We Reserve Certain Rights................................  52
          Relationship to Employer's Plan..........................  52

       VOTING RIGHTS...............................................  52
          Who May Give Voting Instructions.........................  52
          Determination of Fund Shares Attributable to
            Your Account...........................................  52
             During the Purchase Period............................  52
             During the Payout Period or after a Death Benefit
               Has Been Paid.......................................  52
          How Fund Shares Are Voted................................  53

       FEDERAL TAX MATTERS.........................................  53
          Types of Plans...........................................  53
          Tax Consequences in General..............................  53

       LEGAL PROCEEDINGS...........................................  55

       FINANCIAL STATEMENTS........................................  56

       TABLE OF CONTENTS OF STATEMENT OF
         ADDITIONAL INFORMATION....................................  57

       APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF
         INCOMELOCK PLUS FEE.......................................  57

       APPENDIX B -- INCOMELOCK PLUS EXAMPLES......................  59

       APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES................  62

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period for IncomeLOCK(R) and on each Benefit Anniversary for IncomeLOCK(R) Plus.

      ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

      ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

      ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

      BENEFIT BASE -- a component of the calculating of the Living Benefit, which is used to determine the Living Benefit fee, the Maximum Annual Withdrawal Amount, the Minimum Withdrawal Period (for IncomeLOCK) and the Protected Income Payment (for IncomeLOCK Plus).

      BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

      BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      CODE -- the Internal Revenue Code of 1986, as amended.

      CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

      DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

      ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

      EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a Required Minimum Distribution associated with only the Contract to which a Living Benefit endorsement is attached.

      FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits, IncomeLOCK and IncomeLOCK Plus, are not available with GPS. IncomeLOCK is available with GPA.

      HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

      INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period for IncomeLOCK Plus.

--------------------------------------------------------------------------------


      INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

      INCOME CREDIT PERCENTAGE -- a percentage (either 6% or 8%, as selected by you) used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

      INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

      INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

      LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. The two Living Benefits we offer in this prospectus are offered for an additional fee and are IncomeLOCK and IncomeLOCK Plus.

      MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

      MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

      MINIMUM WITHDRAWAL PERIOD -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

      MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

      PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

      PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      PROTECTED INCOME PAYMENT -- the amount to be paid each year for IncomeLOCK Plus over the remaining lifetime of the Covered Person(s) after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

      PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      PURCHASE UNIT -- a unit of interest owned by you in your Variable Account Option.

      SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions offered by the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $60
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 Separate Account Charges


                                                                                           $3.75
                                                                                            per
Variable Account Option Maintenance Charge (1)                                            quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I
--------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                0.40
--------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                0.40
--------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                          0.40
--------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                            0.40
--------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                     0.40
--------------------------------------------------------------------------------------------------
       Dividend Value Fund                                                                  0.40
--------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                   0.40
--------------------------------------------------------------------------------------------------
       Global Equity Fund                                                                   0.40
--------------------------------------------------------------------------------------------------
       Global Real Estate Fund (formerly named Real Estate Fund)                            0.40
--------------------------------------------------------------------------------------------------
       Global Social Awareness Fund                                                         0.40
--------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                 0.40
--------------------------------------------------------------------------------------------------
       Government Securities Fund                                                           0.40
--------------------------------------------------------------------------------------------------
       Growth Fund                                                                          0.40
--------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                 0.40
--------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                 0.40
--------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                             0.40
--------------------------------------------------------------------------------------------------
       International Equities Fund                                                          0.40
--------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                   0.40
--------------------------------------------------------------------------------------------------
       International Growth I Fund                                                          0.40
--------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                  0.40
--------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                            0.40
--------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                   0.40
--------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                        0.40
--------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                  0.40
--------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                             0.40
--------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                            0.40
--------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                     0.40
--------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                       0.40
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   VALIC COMPANY I (CONTINUED)
--------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                             0.40
--------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                    0.40
--------------------------------------------------------------------------------------------
       Small-Mid Growth Fund                                                            0.40
--------------------------------------------------------------------------------------------
       Stock Index Fund                                                                 0.40
--------------------------------------------------------------------------------------------
       Value Fund                                                                       0.40
--------------------------------------------------------------------------------------------
   VALIC COMPANY II
--------------------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                                 0.15
--------------------------------------------------------------------------------------------
       Capital Appreciation Fund                                                        0.15
--------------------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                               0.15
--------------------------------------------------------------------------------------------
       Core Bond Fund                                                                   0.15
--------------------------------------------------------------------------------------------
       High Yield Bond Fund                                                             0.15
--------------------------------------------------------------------------------------------
       International Small Cap Equity Fund                                              0.15
--------------------------------------------------------------------------------------------
       Large Cap Value Fund                                                             0.15
--------------------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                              0.15
--------------------------------------------------------------------------------------------
       Mid Cap Value Fund                                                               0.15
--------------------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                                   0.15
--------------------------------------------------------------------------------------------
       Money Market II Fund                                                             0.15
--------------------------------------------------------------------------------------------
       Small Cap Growth Fund                                                            0.15
--------------------------------------------------------------------------------------------
       Small Cap Value Fund                                                             0.15
--------------------------------------------------------------------------------------------
       Socially Responsible Fund                                                        0.15
--------------------------------------------------------------------------------------------
       Strategic Bond Fund                                                              0.15
--------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------
       SunAmerica 2015 High Watermark Fund, Class I (closed to new investments)         0.65
--------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I                                     0.65
--------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                          0.40
--------------------------------------------------------------------------------------------
       Ariel Fund                                                                       0.40
--------------------------------------------------------------------------------------------
       Lou Holland Growth Fund, Investor Shares                                         0.40
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                  0.65
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                               0.65
--------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                      0.65
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                        0.40
--------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                0.40
--------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                        0.65
--------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                        0.65
--------------------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

                    FEE PERIOD    MAXIMUM ANNUAL FEE RATE
                    ----------    -----------------------
                    All years   0.70%* (deducted quarterly)

 (1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. If you elect this benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. Otherwise, the Benefit Base is equal to the Account Value on the Endorsement Date. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
 * For IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the IncomeLOCK fee is 0.65% (deducted quarterly).

 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(1)

             NUMBER OF COVERED PERSONS  MAXIMUM ANNUAL FEE RATE(2)
             -------------------------  --------------------------
             For One Covered Person                2.20%
             For Two Covered Persons               2.70%

 (1) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The annual fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus."
 (2) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

                            INITIAL    MINIMUM   MAXIMUM ANNUALIZED FEE RATE
                           ANNUAL FEE ANNUAL FEE  DECREASE OR INCREASE EACH
NUMBER OF COVERED PERSONS     RATE       RATE         BENEFIT QUARTER*
----------------------------------------------------------------------------
One Covered Person           1.10%      0.60%             +/-0.25%
----------------------------------------------------------------------------
Two Covered Persons          1.35%      0.60%             +/-0.25%
----------------------------------------------------------------------------

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
---------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.19%   1.77%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.65%, investment in a Variable Account Option with the highest total expenses (1.77%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $837  $1,987  $3,008   $5,104


(2) If you annuitize your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $381  $1,539  $2,561   $5,104


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $381  $1,539  $2,561   $5,104



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.15%, investment in a Variable Account Option with the lowest total expenses (0.19%), and that the optional IncomeLOCK and IncomeLOCK Plus features are not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $508   $616    $702     $457


(2) If you annuitize your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $37    $116    $202     $457


(3) If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $37    $116    $202     $457


Note: These examples should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

The Selected Purchase Unit Data is shown for the period beginning May 1, 2008, the first date these Contracts became available.

                                                                     NUMBER OF
                                                     UNIT    UNIT      UNITS
                                                    VALUE   VALUE   OUTSTANDING
 FUND NAME                                     YEAR AT 1/1 AT 12/31  AT 12/31
 ---------                                     ---- ------ -------- -----------
 VALIC COMPANY I
   Asset Allocation Fund (Division 5)          2010 0.925   1.056           --
                                               2009 0.751   0.925           --
                                               2008    --   0.751           --
   Blue Chip Growth Fund (Division 72)         2010 0.773   0.895           --
                                               2009 0.542   0.773           --
                                               2008    --   0.542           --
   Broad Cap Value Income Fund                 2010 0.777   0.886           --
    (Division 75)                              2009 0.623   0.777           --
                                               2008    --   0.623           --
   Capital Conservation Fund (Division 7)      2010 1.073   1.152           --
                                               2009 0.970   1.073           --
                                               2008    --   0.970           --
   Core Equity Fund (Division 15)              2010 0.734   0.825      586,748
                                               2009 0.597   0.734      709,533
                                               2008    --   0.597      817,797
   Dividend Value Fund (Division 21)           2010 0.715   0.812      762,496
                                               2009 0.603   0.715      908,126
                                               2008    --   0.603    1,099,268
   Foreign Value Fund (Division 89)            2010 0.775   0.830      937,116
                                               2009 0.528   0.775    1,184,874
                                               2008    --   0.528    1,488,257
   Global Equity Fund (Division 87)            2010 0.635   0.703   24,524,804
                                               2009 0.492   0.635   23,647,904
                                               2008    --   0.492   22,859,470
   Global Real Estate Fund (Division 101)      2010 0.848   0.999           --
                                               2009 0.646   0.848           --
                                               2008    --   0.646           --
   Global Social Awareness Fund                2010 0.730   0.816    1,011,682
    (Division 12)                              2009 0.557   0.730    1,299,409
                                               2008    --   0.557    1,541,696
   Global Strategy Fund (Division 88)          2010 0.937   1.042           --
                                               2009 0.758   0.937           --
                                               2008    --   0.758           --
   Government Securities Fund (Division 8)     2010 1.077   1.115           --
                                               2009 1.124   1.077           --
                                               2008    --   1.124           --
   Growth Fund (Division 78)                   2010 0.803   0.946   19,499,692
                                               2009 0.591   0.803   20,716,029
                                               2008    --   0.591   22,601,274
   Growth & Income Fund (Division 16)          2010 0.728   0.814           --
                                               2009 0.600   0.728           --
                                               2008    --   0.600           --
   Health Sciences Fund (Division 73)          2010 0.911   1.050           --
                                               2009 0.695   0.911           --
                                               2008    --   0.695           --
   Inflation Protected Fund (Division 77)      2010 1.057   1.149           --
                                               2009 0.968   1.057           --
                                               2008    --   0.968           --
   International Equities Fund (Division 11)   2010 0.679   0.733           --
                                               2009 0.526   0.679           --
                                               2008    --   0.526           --
   International Government Bond Fund          2010 1.104   1.189       48,471
    (Division 13)                              2009 0.993   1.104       65,909
                                               2008    --   0.993       71,333
   International Growth I Fund (Division 20)   2010 0.731   0.820           --
                                               2009 0.542   0.731           --
                                               2008    --   0.542           --
   Large Cap Core Fund (Division 76)           2010 0.875   1.018           --
                                               2009 0.635   0.875           --
                                               2008    --   0.635           --
   Large Capital Growth Fund (Division 79)     2010 0.775   0.891    3,102,366
                                               2009 0.593   0.775    3,227,229
                                               2008    --   0.593    3,326,475


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Mid Cap Index Fund (Division 4)           2010 0.819   1.030   17,670,191
                                              2009 0.595   0.819   18,060,629
                                              2008    --   0.595   18,063,782
    Mid Cap Strategic Growth Fund             2010 0.726   0.913    2,519,332
     (Division 83)                            2009 0.496   0.726    2,777,824
                                              2008    --   0.496    2,410,092
    Money Market I Fund (Division 6)          2010 1.023   1.019    7,619,735
                                              2009 1.024   1.023    9,004,685
                                              2008    --   1.024   10,108,070
    Nasdaq-100 Index Fund (Division 46)       2010 0.826   0.985           --
                                              2009 0.534   0.826           --
                                              2008    --   0.534           --
    Science & Technology Fund                 2010 0.820   0.997   15,845,486
     (Division 17)                            2009 0.497   0.820   16,127,931
                                              2008    --   0.497   16,438,753
    Small Cap Aggressive Growth Fund          2010 0.835   1.063           --
     (Division 86)                            2009 0.547   0.835           --
                                              2008    --   0.547           --
    Small Cap Fund (Division 18)              2010 0.769   0.993           --
                                              2009 0.601   0.769           --
                                              2008    --   0.601           --
    Small Cap Index Fund (Division 14)        2010 0.772   0.973   11,464,255
                                              2009 0.605   0.772   11,175,914
                                              2008    --   0.605   10,301,414
    Small Cap Special Values Fund             2010 0.770   0.933           --
     (Division 84)                            2009 0.588   0.770           --
                                              2008    --   0.588           --
    Small-Mid Growth Fund (Division 85)       2010 0.763   0.960           --
                                              2009 0.544   0.763           --
                                              2008    --   0.544           --
    Stock Index Fund (Division 10)            2010 0.747   0.853   55,546,218
                                              2009 0.594   0.747   58,492,985
                                              2008    --   0.594   61,803,897
    Value Fund (Division 74)                  2010 0.717   0.820           --
                                              2009 0.540   0.717           --
                                              2008    --   0.540           --
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund          2010 0.822   0.951           --
     (Division 48)                            2009 0.637   0.822           --
                                              2008    --   0.637           --
    Capital Appreciation Fund (Division 39)   2010 0.720   0.822           --
                                              2009 0.545   0.720           --
                                              2008    --   0.545           --
    Conservative Growth Lifestyle Fund        2010 0.961   1.088           --
     (Division 50)                            2009 0.796   0.961           --
                                              2008    --   0.796           --
    Core Bond Fund (Division 58)              2010 1.109   1.214    7,551,827
                                              2009 0.958   1.109    6,838,517
                                              2008    --   0.958    7,053,657
    High Yield Bond Fund (Division 60)        2010 0.967   1.097           --
                                              2009 0.675   0.967           --
                                              2008    --   0.675           --
    International Small Cap Equity Fund       2010 0.655   0.785           --
     (Division 33)                            2009 0.523   0.655           --
                                              2008    --   0.523           --
    Large Cap Value Fund (Division 40)        2010 0.659   0.762           --
                                              2009 0.599   0.659           --
                                              2008    --   0.599           --
    Mid Cap Growth Fund (Division 37)         2010 0.727   0.887           --
                                              2009 0.507   0.727           --
                                              2008    --   0.507           --
    Mid Cap Value Fund (Division 38)          2010 0.776   0.947    6,200,431
                                              2009 0.568   0.776    6,413,884
                                              2008    --   0.568    6,879,800

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Moderate Growth Lifestyle Fund            2010 0.899   1.031           --
     (Division 49)                            2009 0.714   0.899           --
                                              2008    --   0.714           --
    Money Market II Fund (Division 44)        2010 1.029   1.028           --
                                              2009 1.027   1.029           --
                                              2008    --   1.027           --
    Small Cap Growth Fund (Division 35)       2010 0.714   0.953           --
                                              2009 0.519   0.714           --
                                              2008    --   0.519           --
    Small Cap Value Fund (Division 36)        2010 0.799   1.004    3,815,444
                                              2009 0.644   0.799    3,689,837
                                              2008    --   0.644    4,082,616
    Socially Responsible Fund (Division 41)   2010 0.768   0.879           --
                                              2009 0.588   0.768           --
                                              2008    --   0.588           --
    Strategic Bond Fund (Division 59)         2010 1.072   1.188           --
                                              2009 0.852   1.072           --
                                              2008    --   0.852           --
  PUBLIC FUNDS
  SunAmerica 2015 High Watermark              2010 0.913   0.967           --
   (Division 81)                              2009 0.923   0.913           --
                                              2008    --   0.923           --
  SunAmerica 2020 High Watermark              2010 0.752   0.814           --
   (Division 82)                              2009 0.807   0.752           --
                                              2008    --   0.807           --
    Ariel Appreciation Fund (Division 69)     2010 0.891   1.062    6,233,187
                                              2009 0.549   0.891    6,341,088
                                              2008    --   0.549    6,496,157


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  Ariel Fund (Division 68)                   2010 0.778   0.976   10,405,683
                                             2009 0.478   0.778   11,016,307
                                             2008    --   0.478   10,788,105
  Lou Holland Growth Fund (Division 70)      2010 0.868   0.985           --
                                             2009 0.626   0.868           --
                                             2008    --   0.626           --
  Vanguard LifeStrategy Conservative Growth  2010 0.916   1.012           --
   Fund (Division 54)                        2009 0.788   0.916           --
                                             2008    --   0.788           --
  Vanguard LifeStrategy Growth Fund          2010 0.774   0.885           --
   (Division 52)                             2009 0.623   0.774           --
                                             2008    --   0.623           --
  Vanguard LifeStrategy Moderate Growth      2010 0.848   0.955           --
   Fund (Division 53)                        2009 0.710   0.848           --
                                             2008    --   0.710           --
  Vanguard Long-Term Investment-Grade        2010 1.115   1.229      257,247
   Fund (Division 22)                        2009 1.029   1.115      307,889
                                             2008    --   1.029      385,393
  Vanguard Long-Term Treasury Fund           2010 1.112   1.206      824,845
   (Division 23)                             2009 1.269   1.112      987,225
                                             2008    --   1.269    1,187,983
  Vanguard Wellington Fund (Division 25)     2010 0.919   1.013   28,501,783
                                             2009 0.757   0.919   30,477,610
                                             2008    --   0.757   34,270,800
  Vanguard Windsor II Fund (Division 24)     2010 0.037   0.810   27,483,962
                                             2009 0.584   0.737   28,547,147
                                             2008    --   0.584   30,086,579

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 21 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct insurance charges of up to 0.65% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect either Living Benefit on or after your original Contract issue date (the "Endorsement Date"). The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits."

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect a Living Benefit and then take a loan after the Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with these features.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The Death Benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of AIG Common Stock on the open market. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Sixty Divisions are

--------------------------------------------------------------------------------

available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the 1940 Act. Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended
(the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of The Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the Statement of Additional Information.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. Agents will receive commissions of up to .85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, agents may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, agents will receive up to a 1% commission and a ..03% annual trail. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned. The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns that are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a fixed account option
                                  will receive a current rate of
                                  interest. There are limitations on
                                  transfers out of this option. If you
                                  transfer assets from Fixed Account Plus
                                  to another investment option, any
                                  assets transferred back into Fixed
                                  Account Plus within 90 days will
                                  receive a different rate of interest,
                                  than that paid for new Purchase
                                  Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). Please see your Contract for
                                  minimum investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. Please see your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent Variable Account Options, shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK or IncomeLOCK Plus, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred Nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the Nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below include a brief description of each Fund, including its investment objective. We

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

also show the investment adviser for each Fund, and investment sub-adviser, if applicable. PLEASE SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT STRATEGY AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing more than 20% of an investor's total retirement savings in any one company or industry may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides many plan sponsors and participants with helpful information about the importance of diversification at: www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management Corp. is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
 ------------------------                          --------------------                             -----------------------
SunAmerica                 Each High Watermark Fund seeks capital appreciation to the extent     Adviser: SunAmerica Asset
2015 High Watermark Fund*  consistent with preservation of capital investment gains in order to  Management Corp.
                           have a net asset value ("NAV") on its Protected Maturity Date at
SunAmerica                 least equal to the Protected High Watermark Value. Each High          Sub-Adviser: Trajectory Asset
2020 High Watermark Fund   Watermark Fund seeks high total return as a secondary objective.      Management LLC

                           If you hold your Variable Investment Option Units until the
                           Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
                           Watermark Fund reaching this value, and any extraordinary
                           expenses, and increased by appreciation in share value
                           subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

                           The Protected Maturity Date for each High Watermark Fund is:
                           2015 High Watermark Fund            August 31, 2015
                           2020 High Watermark Fund            August 31, 2020

                           If you may need access to your money at any point prior to the
                           Protected Maturity Date, you should consider the
                           appropriateness of investing in the High Watermark Funds.
                           Investors who redeem before the Protected Maturity Date will receive the current Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the initial investment.

                           An investment in the High Watermark Funds may not be
                           appropriate for persons enrolled in GPS and GPA, investment advisory products offered by VALIC Financial Advisors, Inc.

--------
* closed to new investments

--------------------------------------------------------------------------------

    VARIABLE ACCOUNT OPTIONS                              INVESTMENT OBJECTIVE
    ------------------------                              --------------------
Ariel Appreciation Fund -- a      Seeks long-term appreciation by investing in undervalued
series of Ariel Investment Trust  companies that show strong potential growth. The fund invests primarily in stocks of companies with market capitalizations between $2.5 Billion and $15 billion measured at the time of purchase.

Ariel Fund -- a series of Ariel   Seeks long-term appreciation by investing in undervalued
Investment Trust                  companies that show strong potential growth. The fund invests primarily in stocks of companies with market capitalizations between $1 billion and $5 billion measured at the time of
                                  purchase.

Lou Holland Growth Fund           The fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration. The fund will invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Vanguard LifeStrategy             Seeks to provide current income and low to moderate capital
Conservative Growth Fund          appreciation. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 40% of assets to bonds, 20% to short-
                                  term fixed income investments, and 40% to common stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Vanguard LifeStrategy             Seeks to provide capital appreciation and some current income.
Growth Fund                       This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds.
                                  The fund's indirect stock holdings consist substantially of large-
                                  cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.
                                  stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S.
                                  government, U.S. agency, and investment-grade corporate
                                  bonds, as well as mortgage-backed and asset-backed securities.

Vanguard LifeStrategy             Seeks to provide capital appreciation and a low to moderate
Moderate Growth Fund              level of current income. This is a fund of funds, investing in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to common stocks and 40% to bonds. The fund's indirect stock
                                  holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
                                  The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-
                                  backed and asset-backed securities.

Vanguard Long-Term                Seeks to provide a high and sustainable level of current income
Investment-Grade Fund             by investing in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

                        INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
                        --------------------                            -----------------------
Seeks long-term appreciation by investing in undervalued              Adviser: Ariel
companies that show strong potential growth. The fund invests         Investments, LLC
primarily in stocks of companies with market capitalizations between $2.5 Billion and $15 billion measured at the time of purchase.

Seeks long-term appreciation by investing in undervalued              Adviser: Ariel
companies that show strong potential growth. The fund invests         Investments, LLC
primarily in stocks of companies with market capitalizations between $1 billion and $5 billion measured at the time of
purchase.

The fund primarily seeks long-term growth of capital. The receipt     Adviser: Holland Capital
of dividend income is a secondary consideration. The fund will        Management, LLC
invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Seeks to provide current income and low to moderate capital           The fund does not employ an
appreciation. This is a fund of funds, investing in other Vanguard    investment adviser. Instead,
mutual funds according to a fixed formula that typically results      the fund's Board of Trustees
in an allocation of about 40% of assets to bonds, 20% to short-       decides how to allocate the
term fixed income investments, and 40% to common stocks.              fund's assets among the
The fund's indirect bond holdings are a diversified mix of short-,    underlying funds.
intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Seeks to provide capital appreciation and some current income.        The fund does not employ an
This is a fund of funds, investing in other Vanguard mutual funds     investment adviser. Instead,
according to a fixed formula that typically results in an allocation  the fund's Board of Trustees
of about 80% of assets to common stocks and 20% to bonds.             decides how to allocate the
The fund's indirect stock holdings consist substantially of large-    fund's assets among the
cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.       underlying funds.
stocks and foreign stocks. Its indirect bond holdings are a
diversified mix of short-, intermediate- and long-term U.S.
government, U.S. agency, and investment-grade corporate
bonds, as well as mortgage-backed and asset-backed securities.

Seeks to provide capital appreciation and a low to moderate           The fund does not employ an
level of current income. This is a fund of funds, investing in        investment adviser. Instead,
other Vanguard mutual funds according to a fixed formula that         the fund's Board of Trustees
typically results in an allocation of about 60% of assets to          decides how to allocate the
common stocks and 40% to bonds. The fund's indirect stock             fund's assets among the
holdings consist substantially of large-cap U.S. stocks and, to a     underlying funds.
lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-
backed and asset-backed securities.

Seeks to provide a high and sustainable level of current income       Adviser: Wellington
by investing in a variety of high-quality and, to a lesser extent,    Management Company, LLP
medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

--------------------------------------------------------------------------------

 VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
  ------------------------                          --------------------                           -----------------------
Vanguard Long-Term           Seeks to provide a high and sustainable level of current income     Adviser: The Vanguard
Treasury Fund                by investing primarily in U.S. Treasury securities. The fund is     Group, Inc.
                             expected to maintain a dollar-weighted average maturity of 15 to 30 years.

Vanguard Wellington Fund     Seeks to provide long-term capital appreciation and reasonable      Adviser: Wellington
                             current income by investing in dividend-paying, and, to a lesser    Management Company, LLP
                             extent, non-dividend-paying common stocks of established
                             medium- and large-sized companies. In choosing these
                             companies, the Adviser seeks those that appear to be
                             undervalued but which have prospects to improve. The fund
                             also invests in investment grade corporate bonds, with some exposure to U.S. Treasury, government agency and
                             mortgage-backed securities.

Vanguard Windsor II Fund     Seeks to provide long-term capital appreciation and income. The     Advisers: Armstrong, Shaw
                             fund invests mainly in large- and mid-sized companies whose         Associates, Inc.; Barrow,
                             stocks are considered by an adviser to be undervalued.              Hanley, Mewhinney &
                                                                                                 Strauss, LLC; Hotchkis and
                                                                                                 Wiley Capital Management,
                                                                                                 LLC; Lazard Asset
                                                                                                 Management LLC; Sanders
                                                                                                 Capital, LLC; and The
                                                                                                 Vanguard Group, Inc.

VALIC COMPANY I

Asset Allocation Fund        Seeks maximum aggregate rate of return over the long-term           Adviser: VALIC
                             through controlled investment risk by adjusting its investment      Sub-Adviser: PineBridge
                             mix among stocks, long-term debt securities and short-term          Investments, LLC
                             money market securities.

Blue Chip Growth Fund        Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                             assets in the common stocks of large and medium-sized blue          Sub-Adviser: T. Rowe Price
                             chip growth companies. Income is a secondary objective.             Associates, Inc.

Broad Cap Value Income Fund  Seeks total return through capital appreciation with income as a    Adviser: VALIC
                             secondary objective by investing at least 80% of net assets         Sub-Adviser: Barrow, Hanley,
                             primarily in equity securities of U.S. large- and medium-           Mewhinney & Straus, LLC
                             capitalization companies that are undervalued.

Capital Conservation Fund    Seeks the highest possible total return consistent with the         Adviser: VALIC
                             preservation of capital through current income and capital gains    Sub-Adviser: PineBridge
                             on investments in intermediate- and long-term debt instruments      Investments, LLC
                             and other income producing securities. The fund invests, under normal circumstances, at least 75% of total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage- backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities.

Core Equity Fund             Seeks long-term growth of capital through investment primarily      Adviser: VALIC
                             in the equity securities of large-cap quality companies with long-  Sub-Adviser: BlackRock
                             term growth potential. The fund invests, under normal               Investment Management, LLC
                             circumstances, at least 80% of net assets, at the time of
                             purchase, in common stocks and related securities, including preferred stocks and convertible stocks.

--------------------------------------------------------------------------------

  VARIABLE ACCOUNT OPTIONS                           INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
  ------------------------                           --------------------                           -----------------------
Dividend Value Fund           Seeks capital growth by investing at least 80% of net assets        Adviser: VALIC
                              primarily in a diversified portfolio of dividend-paying equity      Sub-Adviser: BlackRock
                              securities. Income is a secondary objective.                        Investment Management, LLC
                                                                                                  and SunAmerica Asset
                                                                                                  Management Corp.

Foreign Value Fund            Seeks long-term growth of capital by investing at least 80% of      Adviser: VALIC
                              net assets primarily in equity securities of companies located      Sub-Adviser: Templeton
                              outside the U.S., including emerging markets.                       Global Advisors Limited

Global Equity Fund            Seeks capital appreciation by investing at least 80% of net assets  Adviser: VALIC
                              primarily in equity securities of companies worldwide and of any    Sub-Adviser: BlackRock
                              market capitalization.                                              Financial Management, Inc.

Global Real Estate Fund       Seeks high total return through long-term growth of capital         Adviser: VALIC
                              and current income by investing at least 80% of net assets          Sub-Adviser: Invesco
                              primarily in a diversified portfolio of equity investments in real  Advisers, Inc. and
                              estate and real estate-related companies.                           Goldman Sachs Asset
                                                                                                  Management, L.P.

Global Social Awareness Fund  Seeks to obtain growth of capital through investment, primarily     Adviser: VALIC
                              in common stocks, in companies which meet the social criteria       Sub-Adviser: PineBridge
                              established for the fund. The fund will typically invest at least   Investments, LLC
                              80% of net assets in stocks of large capitalization companies domiciled in the U.S., Europe, Japan and other developed
                              markets. The fund does not invest in companies that are
                              significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery systems; the
                              manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the
                              production of products that have a severe impact on the
                              environment; labor relations/labor disputes; or that have
                              operations in countries with significant human rights concerns.

Global Strategy Fund          Seeks high total return by investing 50% to 80% of assets in        Adviser: VALIC
                              equity securities of companies in any country, fixed income         Sub-Adviser: Franklin
                              (debt) securities of companies and governments of any country,      Advisers, Inc. and Templeton
                              and in money market instruments.                                    Investment Counsel, LLC

Government Securities Fund    Seeks high current income and protection of capital by investing    Adviser: VALIC
                              at least 80% of net assets in intermediate- and long-term U.S.      Sub-Adviser: SunAmerica
                              government and government-sponsored debt securities.                Asset Management Corp.

Growth Fund                   Seeks long-term capital growth by using distinct investment         Adviser: VALIC
                              strategies: a growth strategy (investing primarily in larger sized  Sub-Adviser: American
                              U.S. companies); a disciplined growth strategy utilizing            Century Investment
                              quantitative management techniques; and a global growth             Management, Inc.
                              strategy (investing primarily in equity securities of issuers located in developed countries world wide including the U.S.).

Growth & Income Fund          Seeks to provide long-term growth of capital and secondarily,       Adviser: VALIC
                              current income, by investing 90% to 95% of total assets in          Sub-Adviser: SunAmerica
                              common stocks and equity-related securities.                        Asset Management Corp.

Health Sciences Fund          Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                              assets in the common stocks of companies engaged in the             Sub-Adviser: T. Rowe Price
                              research, development, production, or distribution of products or   Associates, Inc.
                              services related to health care, medicine, or the life sciences.

,

--------------------------------------------------------------------------------

  VARIABLE ACCOUNT OPTIONS                             INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
   ------------------------                            --------------------                            -----------------------
Inflation Protected Fund       Seeks maximum real return, consistent with appreciation of at         Adviser: VALIC
                               least 80% of net assets capital and prudent investment                Sub-Adviser: PineBridge
                               management. The fund invests in inflation-indexed fixed income        Investments, LLC
                               securities issued by U.S. and non-U.S. governments
                               and corporations.

International Equities Fund    Seeks to provide long-term growth of capital through                  Adviser: VALIC
                               investments primarily in a diversified portfolio of equity and        Sub-Adviser: PineBridge
                               equity-related securities of foreign issuers. The fund invests,       Investments, LLC
                               under normal circumstances, at least 80% of net assets in large-
                               cap stocks domiciled in developed markets located outside North
                               America, utilizing both active and passive investment strategies.

International Government       Seeks high current income through investments, at least 80% of        Adviser: VALIC
Bond Fund                      net assets, primarily in investment grade debt securities issued      Sub-Adviser: PineBridge
                               or guaranteed by foreign governments. This fund is classified as      Investments, LLC
                               "non-diversified" because it expects to invest significantly in certain foreign government securities. Also, the fund attempts to have all of its investments payable in foreign securities. The fund may convert its cash to foreign currency.

International Growth I Fund    Seeks capital growth through investments primarily in equity          Adviser: VALIC
                               securities of issuers in developed foreign countries. The Sub-        Sub-Adviser: American
                               Adviser uses an investment strategy it developed to invest in         Century Investment
                               stocks it believes will increase in value over time.                  Management, Inc., Invesco
                                                                                                     Advisers, Inc. and
                                                                                                     Massachusetts Financial
                                                                                                     Services Company

Large Cap Core Fund            Seeks capital growth with the potential for current income by         Adviser: VALIC
                               investing at least 80% of net assets in the common stocks of          Sub-Adviser: Wells Capital
                               large-sized U.S. companies (i.e., companies whose market              Management Incorporated
                               capitalization falls within the range tracked in the Russell 1000(R)
                               Index). The Sub-Adviser may invest in both growth and value-
                               oriented equity securities.

Large Capital Growth Fund      Seeks to provide long-term growth of capital by investing at least    Adviser: VALIC
                               80% of net assets in securities of large-cap companies that the       Sub-Adviser: Invesco
                               Sub-Advisers believe have the potential for above-average             Advisers, Inc. and
                               growth in revenues and earnings (i.e., companies whose market         SunAmerica Asset
                               capitalization falls within the range tracked in the Russell 1000(R)  Management Corp.
                               Index).

Mid Cap Index Fund             Seeks to provide growth of capital through investments, at least      Adviser: VALIC
                               80% of net assets, primarily in a diversified portfolio of common     Sub-Adviser: SunAmerica
                               stocks that, as a group, are expected to provide investment           Asset Management Corp.
                               results closely corresponding to the performance of the S&P
                               MidCap 400(R) Index.

Mid Cap Strategic Growth Fund  Seeks long-term capital growth by investing primarily in growth-      Adviser: VALIC
                               oriented equity securities of U.S. mid-cap companies and, to a        Sub-Adviser: Morgan Stanley
                               limited extent, foreign companies.                                    Investment Management, Inc.
                                                                                                     and RCM Capital
                                                                                                     Management, LLC

Money Market I Fund            Seeks liquidity, protection of capital and current income through     Adviser: VALIC
                               investments in short-term money market instruments.                   Sub-Adviser: SunAmerica
                                                                                                     Asset Management Corp.

--------------------------------------------------------------------------------

  VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE
   ------------------------                           --------------------
Nasdaq-100(R) Index Fund       Seeks long-term capital growth through investments, at least
                               80% of net assets, in the stocks that are included in the Nasdaq-
                               100 Index(R). The fund is a non-diversified fund, meaning that it can invest more than 5% of its assets in the stock of one
                               company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Science & Technology Fund      Seeks long-term capital appreciation through investments, at least 80% of net assets, primarily in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. Several
                               industries are likely to be included, such as electronics, communications, e-commerce, information services, media, life sciences and health care, environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology, energy equipment and services and electronic manufacturing.

Small Cap Aggressive           Seeks capital growth by investing at least 80% of net assets in
Growth Fund                    equity securities of small U.S. companies (i.e., companies whose market capitalization falls within the Russell 2000(R) Index).

Small Cap Fund                 Seeks to provide long-term capital growth by investing at least
                               80% of net assets primarily in the stocks of small companies, with market capitalizations at the time of purchase which fall 1)
                               within or below range of companies in either the current Russell
                               2000(R) or S&P SmallCap 600(R) Indices, or 2) below the three-
                               year average maximum market cap of companies in the index as of December 31 of the three preceding years.

Small Cap Index Fund           Seeks to provide growth of capital by investing at least 80% of net assets primarily in a diversified portfolio of common stocks that, as a group, the Sub-Adviser believes may provide
                               investment results closely corresponding to the performance of the Russell 2000(R) Index.

Small Cap Special Values Fund  Seeks to produce growth of capital by investing at least 80% of net assets primarily in common stocks of small U.S. companies. The
                               Sub-Advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below-average risk.

Small-Mid Growth Fund          Seeks to achieve its investment goal by investing at least 80% of net assets primarily in stocks of U.S. companies with small and medium market capitalizations that the Sub-Adviser believes have the potential for above average growth.


Stock Index Fund               Seeks long-term capital growth by investing at least 80% of net assets in common stocks that, as a group, are expected to
                               provide investment results closely corresponding to the
                               performance of the S&P 500(R) Index.

Value Fund                     Seeks long-term total return, which consists of capital
                               appreciation and income through investments primarily in
                               common stocks of companies, focusing on value stocks that the
                               Sub-Adviser believes are currently undervalued by the market.

                       INVESTMENT OBJECTIVE                             ADVISER AND SUB-ADVISER
                       --------------------                             -----------------------
Seeks long-term capital growth through investments, at least         Adviser: VALIC
80% of net assets, in the stocks that are included in the Nasdaq-    Sub-Adviser: SunAmerica
100 Index(R). The fund is a non-diversified fund, meaning that it    Asset Management Corp.
can invest more than 5% of its assets in the stock of one
company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Seeks long-term capital appreciation through investments, at         Adviser: VALIC
least 80% of net assets, primarily in the common stocks of           Sub-Adviser: T. Rowe Price
companies that are expected to benefit from the development,         Associates, Inc., RCM Capital
advancement, and use of science and technology. Several              Management LLC and
industries are likely to be included, such as electronics,           Wellington Management
communications, e-commerce, information services, media, life        Company, LLP
sciences and health care, environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology,
energy equipment and services and electronic manufacturing.

Seeks capital growth by investing at least 80% of net assets in      Adviser: VALIC
equity securities of small U.S. companies (i.e., companies whose     Sub-Adviser: Wells Capital
market capitalization falls within the Russell 2000(R) Index).       Management Incorporated

Seeks to provide long-term capital growth by investing at least      Adviser: VALIC
80% of net assets primarily in the stocks of small companies,        Sub-Adviser: Invesco
with market capitalizations at the time of purchase which fall 1)    Advisers, Inc., T. Rowe Price
within or below range of companies in either the current Russell     Associates, Inc. and
2000(R) or S&P SmallCap 600(R) Indices, or 2) below the three-       Bridgeway Capital
year average maximum market cap of companies in the index as         Management, Inc.
of December 31 of the three preceding years.

Seeks to provide growth of capital by investing at least 80% of      Adviser: VALIC
net assets primarily in a diversified portfolio of common stocks     Sub-Adviser: SunAmerica
that, as a group, the Sub-Adviser believes may provide               Asset Management Corp.
investment results closely corresponding to the performance of the Russell 2000(R) Index.

Seeks to produce growth of capital by investing at least 80% of net  Adviser: VALIC
assets primarily in common stocks of small U.S. companies. The       Sub-Adviser: Dreman Value
Sub-Advisers look for significantly undervalued companies that       Management, LLC and Wells
they believe have the potential for above-average appreciation with  Capital Management
below-average risk.                                                  Incorporated

Seeks to achieve its investment goal by investing at least 80% of    Adviser: VALIC
net assets primarily in stocks of U.S. companies with small and      Sub-Adviser: Wells Capital
medium market capitalizations that the Sub-Adviser believes          Management Incorporated
have the potential for above average growth.                         and Century Capital
                                                                     Management, LLC

Seeks long-term capital growth by investing at least 80% of net      Adviser: VALIC
assets in common stocks that, as a group, are expected to            Sub-Adviser: SunAmerica
provide investment results closely corresponding to the              Asset Management Corp.
performance of the S&P 500(R) Index.

Seeks long-term total return, which consists of capital              Adviser: VALIC
appreciation and income through investments primarily in             Sub-Adviser: Wellington
common stocks of companies, focusing on value stocks that the        Management Company, LLP
Sub-Adviser believes are currently undervalued by the market.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS                          INVESTMENT OBJECTIVE                            ADVISER AND SUB-ADVISER
 ------------------------                         --------------------                            -----------------------
VALIC COMPANY II

Aggressive Growth          Seeks growth through investments in a combination of the             Adviser: VALIC
Lifestyle Fund             different funds offered in VALIC Company I and VALIC                 Sub-Adviser: PineBridge
                           Company II. The indirect holdings for this fund of funds are         Investments, LLC
                           primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers.

Capital Appreciation Fund  Seeks long-term capital appreciation by investing primarily in a     Adviser: VALIC
                           broadly diversified portfolio of stocks and other equity securities  Sub-Adviser: Bridgeway
                           of U.S. companies.                                                   Capital Management, Inc.

Conservative Growth        Seeks current income and low to moderate growth of capital           Adviser: VALIC
Lifestyle Fund             through investments in a combination of the different funds          Sub-Adviser: PineBridge
                           offered in VALIC Company I and VALIC Company II. The indirect        Investments, LLC
                           holdings for this fund of funds are primarily in fixed-income securities of domestic and foreign issuers and equity securities of domestic companies.

Core Bond Fund             Seeks the highest possible total return consistent with the          Adviser: VALIC
                           conservation of capital by investing at least 80% of net assets in   Sub-Adviser: PineBridge
                           medium- to high-quality fixed income securities. These securities    Investments, LLC
                           include corporate debt securities of domestic and foreign
                           companies, securities issued or guaranteed by the U.S.
                           government, and mortgage-backed, or asset-backed securities.

High Yield Bond Fund       Seeks the highest possible total return and income consistent        Adviser: VALIC
                           with conservation of capital by investing at least 80% of net        Sub-Adviser: Wellington
                           assets in a diversified portfolio of high yielding, high risk fixed  Management Company, LLP income securities. These securities are below-investment-grade and are commonly referred to as junk bonds.

International Small Cap    Seeks to provide long-term capital appreciation by investing at      Adviser: VALIC
Equity Fund                least 80% of net assets in equity and equity-related securities of   Sub-Adviser: PineBridge
                           small cap companies throughout the world, excluding the U.S.         Investments, LLC and Invesco
                                                                                                Advisers, Inc.

Large Cap Value Fund       Seeks to provide total returns that exceed over time the Russell     Adviser: VALIC
                           1000(R) Value Index by investing at least 80% of net assets in       Sub-Adviser: The Boston
                           equity securities of large market capitalization companies traded    Company Asset Management,
                           in the U.S. The Russell 1000(R) Value Index is a sub-index of the    LLC and Janus Capital
                           Russell 3000(R) Index, which follows the 3,000 largest U.S.          Management, LLC
                           companies, based on total market capitalization.

Mid Cap Growth Fund        Seeks long-term capital appreciation principally by investing at     Adviser: VALIC
                           least 80% of net assets in medium-capitalization equity              Sub-Adviser: Columbia
                           securities, such as common and preferred stocks and securities       Management Investment
                           convertible into common stocks. The Sub-Adviser defines mid-         Advisers, LLC
                           sized companies as companies that are included in the Russell
                           MidCap(R) Index.

Mid Cap Value Fund         Seeks capital growth, by investing at least 80% of net assets in     Adviser: VALIC
                           equity securities of medium capitalization companies using a         Sub-Adviser: Nuveen Asset
                           value-oriented investment approach. Mid-capitalization               Management, LLC,
                           companies include companies with a market capitalization             Tocqueville Asset
                           equaling or exceeding $500 million, but not exceeding the largest    Management, L.P. and
                           market capitalization of the Russell MidCap(R) Index range.          Wellington Management
                                                                                                Company, LLP

--------------------------------------------------------------------------------

   VARIABLE ACCOUNT OPTIONS                            INVESTMENT OBJECTIVE                           ADVISER AND SUB-ADVISER
   ------------------------                            --------------------                           -----------------------
Moderate Growth Lifestyle Fund  Seeks growth and current income through investments in a            Adviser: VALIC
                                combination of the different funds offered in VALIC Company I       Sub-Adviser: PineBridge
                                and VALIC Company II. This fund of funds indirect holdings are      Investments, LLC
                                primarily in domestic and foreign fixed-income securities and equity securities of domestic large-capitalization companies.

Money Market II Fund            Seeks liquidity, protection of capital and current income through   Adviser: VALIC
                                investments in short-term money market instruments.                 Sub-Adviser: SunAmerica
                                                                                                    Asset Management Corp.

Small Cap Growth Fund           Seeks long-term capital growth by investing at least 80% of net     Adviser: VALIC
                                assets primarily in the equity securities of small companies that   Sub-Adviser: JPMorgan
                                the Sub-Adviser determines have a history of above-average          Investment Management Inc.
                                growth or that it believes are expected to have above-average growth. Small cap companies are companies with market caps at the time of purchase, equal to or less than the largest company in the Russell 2000(R) Index during most recent 12-month period.

Small Cap Value Fund            Seeks to provide maximum long-term return, consistent with          Adviser: VALIC
                                reasonable risk to principal, by investing at least 80% of net      Sub-Adviser: JPMorgan
                                assets primarily in securities of small-capitalization companies    Investment Management Inc.,
                                that the Sub-Advisers believe are undervalued. Small-cap            SunAmerica Asset
                                companies are companies whose market capitalization is equal to     Management Corp. and
                                or less than the largest company in the Russell 2000(R) Index       Metropolitan West Capital
                                during the most recent 12-month period.                             Management, LLC

Socially Responsible Fund       Seeks to obtain growth of capital by investing at least 80% of net  Adviser: VALIC
                                assets, primarily in equity securities, of U.S. companies which     Sub-Adviser: SunAmerica
                                meet the social criteria established for the fund. The fund does    Asset Management Corp.
                                not invest in companies that are significantly engaged in the production of nuclear energy; the manufacture of weapons or delivery systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the production of products that significantly pollute the environment; labor relations/labor disputes; or significant workplace violations.

Strategic Bond Fund             Seeks the highest possible total return and income consistent       Adviser: VALIC
                                with conservation of capital through investment in a diversified    Sub-Adviser: PineBridge
                                portfolio of income producing securities. The fund invests at       Investments, LLC
                                least 80% of net assets in a broad range of fixed-income
                                securities, including investment-grade bonds, U.S. government and agency obligations, mortgage-backed securities, and U.S.,
                                Canadian, and foreign high risk, high yield bonds.

The Core Value Fund changed its name to the Dividend Value Fund on June 7, 2010. A detailed description of the fees, investment objective, strategy, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

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ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000.00. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

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If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Note that the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "General Information" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

              Value of Your Fixed Account Options*
          =   (EQUALS)
              All Purchase Payments made to the Fixed Account Options

         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "General Information, Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the separate account charges, the Purchase Unit Value will decrease. In the case of negative yields, your investment in the Money Market I or II Fund will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

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Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the IncomeLOCK or IncomeLOCK Plus programs; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.


OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, one of the following two optional Living Benefits offered in your Contract -- IncomeLOCK or IncomeLOCK Plus -- both of which are guaranteed minimum withdrawal benefits. You may elect a Living Benefit on or after your original Contract issue date (the "Endorsement Date"), subject to certain age requirements. You may elect to have the Living Benefit cover only your life (IncomeLOCK or IncomeLOCK Plus) or the lives of both you and your spouse (IncomeLOCK Plus only).

The optional Living Benefits are designed to help you create a guaranteed income stream for a specified period of time or as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. Living Benefits may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefits. You could pay for these features and not need to use them. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by these Living Benefits.

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Below is a high level summary of the optional Living Benefits offered in your
Contract, including a table summarizing the applicable features and components of each Living Benefit.

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65th birthday to take your first withdrawal under the program.

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken. After the first 12 years, the Benefit Base may continue to be increased to lock in highest Anniversary Values. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, you could be eligible for the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date. You may begin taking withdrawals as early as age 45 at 5%, 5.5% or 6%, depending on the Income Credit option selected and the number of persons covered under the benefit (see table below). In addition, if your Account Value is reduced to zero, you will still benefit from the Protected Income Payment, which guarantees annual income of 4% for life (or 3% if withdrawals began before age 65). Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

LIVING BENEFIT OPTIONS -- SUMMARY

-------------------------------------------------------------------------------------------------------------------------
FEATURE                   INCOMELOCK                               INCOMELOCK +6                  INCOMELOCK +8
-------                   ----------                               -------------                  -------------
-------------------------------------------------------------------------------------------------------------------------
LIVES COVERED             You                              You and your spouse            You and your spouse
-------------------------------------------------------------------------------------------------------------------------
INCOME CREDIT PERCENTAGE  Not applicable                   6% reduced for withdrawals     8% in years there are no
                                                           each year (available for the   withdrawals (available for the
                                                           first 12 Benefit Years)        first 12 Benefit Years)
-------------------------------------------------------------------------------------------------------------------------

MAXIMUM ANNUAL            Before 5th Benefit Year          One Covered Person: 6%         One Covered Person: 5.5%
WITHDRAWAL PERCENTAGE     anniversary: 5%                  Two Covered Persons: 5.5%      Two Covered Persons: 5%

                          On or after 5th Benefit Year
                          anniversary: 7%

                          On or after 10th Benefit Year
                          anniversary: 10%

                          On or after 20th Benefit Year
                          anniversary: 10%

                          On or after the Benefit
                          Anniversary following your 65th
                          birthday (for lifetime
                          withdrawals): 5%
-------------------------------------------------------------------------------------------------------------------------

PROTECTED INCOME          No Reduction to the Maximum      Age 45-64 at First             Age 45-64 at First
PAYMENT PERCENTAGE        Annual Withdrawal Amount         Withdrawal: 3%                 Withdrawal: 3%
                                                           Age 65+ at First               Age 65+ at First
                                                           Withdrawal: 4%                 Withdrawal: 4%
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        Not applicable                   Available on the 12th Benefit  Available on the 12th Benefit
INCOME BASE                                                Anniversary if no withdrawals  Anniversary if no withdrawals
                                                           were taken                     were taken
-------------------------------------------------------------------------------------------------------------------------

See "IncomeLOCK" and "IncomeLOCK Plus" below for a more detailed discussion of each of these Living Benefit options.

--------------------------------------------------------------------------------


Investment Restrictions

As long as the Living Benefit option remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

                                INVESTMENT RESTRICTIONS
      INVESTMENT         ---------------------------------------
         GROUP            INCOMELOCK       INCOMELOCK PLUS      VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Group A: Bond, Cash and  20%-Minimum   30%*-Minimum             Fixed Account Plus
Fixed Accounts                                                  Short-Term Fixed Account
                         100%-Maximum  100%-Maximum             Capital Conservation Fund
                                                                Core Bond Fund
                                       *15% of each             Government Securities Fund
                                       investment, including    Inflation Protected Fund
                                       Ineligible Purchase      International Government Bond Fund
                                       Payments (if any), is    Money Market I Fund
                                       automatically allocated  Money Market II Fund
                                       to Fixed Account Plus    Strategic Bond Fund
                                       for as long as           Vanguard Long-Term Investment Grade Fund
                                       IncomeLOCK Plus          Vanguard Long-Term Treasury Fund
                                       remains in effect. (See
                                       also IMPORTANT
                                       NOTE FOR
                                       INCOMELOCK PLUS
                                       below.)
---------------------------------------------------------------------------------------------------------------

Group B: Equity Maximum  0%-Minimum    0%-Minimum               Aggressive Growth Lifestyle Fund
                                                                Asset Allocation Fund
                         70%-Maximum   70%-Maximum              Blue Chip Growth
                                                                Broad Cap Value Income Fund
                                                                Capital Appreciation Fund
                                                                Conservative Growth Lifestyle Fund
                                                                Core Equity Fund
                                                                Dividend Value Fund
                                                                Foreign Value Fund
                                                                Global Equity Fund
                                                                Global Social Awareness Fund
                                                                Global Strategy Fund
                                                                Growth Fund
                                                                Growth & Income Fund
                                                                High Yield Bond Fund
                                                                International Equities Fund
                                                                International Growth I Fund
                                                                Large Cap Core Fund
                                                                Large Capital Growth Fund
                                                                Large Cap Value Fund
                                                                Lou Holland Growth Fund
                                                                Mid Cap Index Fund
                                                                Mid Cap Value Fund
                                                                Moderate Growth Lifestyle Fund
                                                                Socially Responsible Fund
                                                                Stock Index Fund
                                                                Value Fund
                                                                Vanguard LifeStrategy Conservative Growth Fund
                                                                Vanguard LifeStrategy Growth Fund
                                                                Vanguard LifeStrategy Moderate Growth Fund
                                                                Vanguard Wellington Fund
                                                                Vanguard Windsor II Fund

--------------------------------------------------------------------------------

                           INVESTMENT RESTRICTIONS
      INVESTMENT         ------------------------------
         GROUP           INCOMELOCK   INCOMELOCK PLUS  VARIABLE ACCOUNT OPTIONS AND/OR FIXED ACCOUNTS
-                        ------------------------------
Group C: Limited Equity  0%-Minimum    0%-Minimum           Ariel Appreciation Fund
                                                            Ariel Fund
                         10%-Maximum   10%-Maximum          Global Real Estate Fund
                                                            Health Sciences Fund
                                                            International Small Cap Equity Fund
                                                            Mid Cap Growth Fund
                                                            Mid Cap Strategic Growth Fund
                                                            Nasdaq-100(R) Index Fund
                                                            Science and Technology Fund
                                                            Small Cap Aggressive Growth Fund
                                                            Small Cap Fund
                                                            Small Cap Growth Fund
                                                            Small Cap Index Fund
                                                            Small Cap Special Values Fund
                                                            Small Cap Value Fund
                                                            Small-Mid Growth Fund

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-------------------------------------------------------
Multi-Year Fixed Option - 5 years
-------------------------------------------------------
Multi-Year Fixed Option - 7 years
-------------------------------------------------------
Multi-Year Fixed Option - 10 years
-------------------------------------------------------
SunAmerica 2015 High Watermark Fund (Not available for
new investments effective 2/12/2010.)
-------------------------------------------------------
SunAmerica 2020 High Watermark Fund
-------------------------------------------------------

--------
* IMPORTANT NOTE FOR INCOMELOCK PLUS: If you choose IncomeLOCK Plus, we will automatically allocate 15% of each purchase payment to Fixed Account Plus, one of the guaranteed fixed investment options available under your Contract. This automatic allocation counts against the 30% of your investments that must be allocated to Group A (Bond, Cash and Fixed Accounts). Pursuant to this requirement, if IncomeLOCK Plus is selected at Contract issue, we will automatically allocate to Fixed Account Plus 15% of your initial purchase payment and each purchase payment you make thereafter. If IncomeLOCK Plus is selected after Contract issue, your Account Value on the Endorsement Date is considered the initial purchase payment for this purpose and we will therefore automatically allocate to Fixed Account Plus 15% of such Account Value and each purchase payment you make thereafter. This automatic allocation to Fixed Account Plus applies to all purchase payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The 15% automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request the entire amount of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value. In addition, we will not rebalance the automatic allocation to Fixed Account Plus under the required automatic asset quarterly rebalancing program described below.

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or systematic withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit Option is cancelled or terminated and the

--------------------------------------------------------------------------------

Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. The company may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. The company will notify you of any changes to the investment requirements.

Additional Important Information Applicable to Both Optional Living Benefits

The Living Benefits are not available if you have an outstanding loan under the Contract. If you elect to take a loan after the Endorsement Date and while either Living Benefit is still in effect, we will automatically terminate the Benefit. IF YOU ELECT A LIVING BENEFIT AND THEN TAKE A LOAN AFTER THE ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THESE FEATURES.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% IRS penalty tax if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the required minimum distributions ("RMD") determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK and IncomeLOCK Plus may be elected any time, provided you meet the applicable issue age requirements. Please note that these features and/or their components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the benefit and a description of the effect of RMDs on the benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                     MAXIMUM                 MAXIMUM
                                      ANNUAL     INITIAL      ANNUAL
                                    WITHDRAWAL   MINIMUM    WITHDRAWAL
                                    PERCENTAGE  WITHDRAWAL  PERCENTAGE
                                      PRIOR    PERIOD PRIOR     IF
                                      TO ANY      TO ANY    EXTENSION
          TIME OF FIRST WITHDRAWAL  EXTENSION   EXTENSION   IS ELECTED
          ------------------------  ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary.......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary.......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary.......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary.......     10        10 Years      10
          On or after the Benefit
            Anniversary following              Life of the
            the Contract owner's                  Contract
            65th birthday..........      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in

--------------------------------------------------------------------------------

  any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK is selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including excess withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the Maximum Anniversary Value (MAV) Evaluation Period, which begins on the Endorsement Date (the date that we issue the Benefit Endorsement to your Contract) and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal amount in any Benefit Year reduce the Benefit Base by 50% or more.

--------------------------------------------------------------------------------


Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

INCOMELOCK PLUS

You may elect IncomeLOCK Plus on or after your Contract issue date (the "Endorsement Date") to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s).

IncomeLOCK Plus offers two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. These options are more fully described below. See "Appendix B -- IncomeLOCK Plus Examples" for examples demonstrating the operation of IncomeLOCK +6 and IncomeLOCK +8 options.

Both Income Credit Options lock in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. If you elect IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. If you elect IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base could be increased to equal at least 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature is added after your original Contract issue date.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

IF YOU ELECT ONE COVERED PERSON:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------
                      Joint Owners(1)       45      80
                      -----------------------------------

IF YOU ELECT TWO COVERED PERSONS:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Non-Qualified:
                Joint
                Owners(1)         45       80       45       85
                ---------------------------------------------------
                Non-Qualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(2)
                ---------------------------------------------------

--------
(1) Based on the age of the older Owner.
(2) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

IF YOU ELECT ONE COVERED PERSON:

  .   The Contract Owner

--------------------------------------------------------------------------------


  .   The older Contract Owner if jointly owned (non-qualified Contracts only)

  .   The annuitant (for Contracts not naturally-owned)

IF YOU ELECT TWO COVERED PERSONS:

  .   The Contract Owner and the 100% spousal primary beneficiary

  .   The Contract Owner and spousal joint owner (non-qualified Contracts only)

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

IF YOU ELECT ONE COVERED PERSON:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

IF YOU ELECT TWO COVERED PERSONS:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner(s) and the annuitant(s) must be the same persons); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner(s) and the annuitant(s) must be the same persons).

Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal of one of the two original Contract Owners (non-qualified Contracts);

   2. Removal or replacement of the original spousal beneficiary; and

   3. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

IncomeLOCK Plus is designed for individuals and spouses. Thus, if a Contract is owned by non-spousal joint Owners, domestic partners or same-sex spouses who jointly own a contract and either Owner dies, the full Account Value must be paid within 5 years of death, in compliance with the Internal Revenue Code, after which time the Contract terminates. Accordingly, the surviving Owner may not receive the full benefit of the IncomeLOCK Plus. You should consult a qualified tax advisor concerning your particular circumstances.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage (MAWP) represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount (MAWA) that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage (PIPP) represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below:

                                                                      INCOMELOCK +6- INCOMELOCK +8-    INCOMELOCK +6 AND
                                                                      MAXIMUM ANNUAL MAXIMUM ANNUAL INCOMELOCK +8-PROTECTED
                                                                        WITHDRAWAL     WITHDRAWAL       INCOME PAYMENT
NUMBER OF COVERED PERSONS                                               PERCENTAGE     PERCENTAGE         PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
One Covered Person (Based on older Covered Person, if jointly owned)        6%            5.5%                4%*
---------------------------------------------------------------------------------------------------------------------------
Two Covered Persons (Based on younger Covered Person)                      5.5%            5%                 4%*
---------------------------------------------------------------------------------------------------------------------------

--------
* The Protected Income Payment Percentage is 3% if the first withdrawal from the Contract after the Endorsement Date is taken before age 65 (based on the age of the younger of the two Covered Persons, if applicable).

--------------------------------------------------------------------------------


Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below.

First, we determine the initial Benefit Base. If IncomeLOCK Plus is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK Plus is selected at Contract issue, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

   1. 100% of Purchase Payments received in the first contract year; and

   2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus is selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years later. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

If you elect IncomeLOCK +6, the Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total

--------------------------------------------------------------------------------

withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to greater of the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. Please see "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not elect IncomeLOCK or re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

   8. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

   9. Any change of ownership except as noted above.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted on www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If an investor sells fund shares valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the investor will not be able to make a purchase of $5,000 or more in that same fund for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain funds may set limits on transfers in and out of a fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, an investor's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

--------------------------------------------------------------------------------


Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   IncomeLOCK Plus

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are

--------------------------------------------------------------------------------

     suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account charges for each Variable Investment Option are shown in the Fee Tables of this prospectus. The charges range from 0.15% to 0.65% during the Purchase Period and 0.75% to 1.25% during the Payout Period of the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

--------------------------------------------------------------------------------


  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.10% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund. WE USE THESE FEES RECEIVED TO DIRECTLY REDUCE THE SEPARATE ACCOUNT CHARGES; THUS, THE NET SEPARATE ACCOUNT CHARGES ARE REFLECTED IN THE FEE TABLES. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK

The annualized fee for IncomeLOCK is calculated as 0.70% of the Benefit Base for all years in which the feature is in effect (0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                          MAXIMUM
                                                         ANNUALIZED
                                                          FEE RATE
                                                          DECREASE
                             INITIAL  MAXIMUM  MINIMUM  OR INCREASE
            NUMBER OF         ANNUAL   ANNUAL   ANNUAL  EACH BENEFIT
            COVERED PERSONS  FEE RATE FEE RATE FEE RATE   QUARTER*
            ---------------  -------- -------- -------- ------------
             One Covered
               Person.......   1.10%    2.20%    0.60%    +/-0.25%
             Two Covered
               Persons......   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25/4).

--------------------------------------------------------------------------------


The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Fee Tables" and "Appendix A -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversaries. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

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VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

  . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

  . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

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PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the fixed interest options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the

                                                                             43

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certificate. If payment is deferred, interest will accrue until the payment is made.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

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  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific Investment Option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on a minimum distribution required by federal tax law (known as "No Charge" Minimum Distribution), if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules imposed by the Internal Revenue Service ("IRS").

LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK and IncomeLOCK Plus, as set forth below in greater detail for each Living Benefit.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. For IncomeLOCK this will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year. If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

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If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below. Additionally, several examples that show the effects of withdrawals have been included in Appendix C to this prospectus.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD: The Minimum Withdrawal Period ("MWP") is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative

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   form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

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IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS
ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS
WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------



From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

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  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the contract owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contracts, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in some states, including New York and Florida. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

                                                                             49

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Step 2:  Determine your Variable Account Option Value by taking the greater of:

           Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC
           OR
           100% of Purchase Payments invested in Variable
           Account Options
       -   (MINUS)
           Prior withdrawals (out of) or transfers (out of) the Variable
           Account Option
       +   (PLUS)
           Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

         A. 100% of Purchase Payments
         -  (MINUS)
         B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
         +  (PLUS)
         C. Interest on the result of A minus B at the rate of up to 3% annually (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York or Florida. Please see the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

INCOMELOCK

Spousal Beneficiary

Upon the death of the Contract owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the

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provisions of this Contract (if the Account Value is greater than zero), (ii)
continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------


CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

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If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE 21 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 21 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------


As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

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HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA"). The Small Business Jobs Act of 2010 subsequently added the ability for in-plan Roth conversions in certain employer-sponsored plans which otherwise include or permit Roth accounts. In addition, the Contracts are also available through "Nonqualified Contracts."

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

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Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

--------------------------------------------------------------------------------


It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules may have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that was part of the employer's 403(b) plan or that was subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

The Separate Account has been named as a party-defendant in a purported class action lawsuit filed in the United States District Court for the District of Arizona in December 2009 (John Hall and Brenda Hall, et al. v. The Variable Annuity Life Insurance Company, et al.). There are no other pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                 PAGE
                                                                 ----
          General Information...................................   3
          Federal Tax Matters...................................   3
             Economic Growth and Tax Relief Reconciliation Act
               of 2001..........................................   3
             Tax Consequences of Purchase Payments..............   3
             Tax Consequences of Distributions..................   6
             Special Tax Consequences -- Early Distribution.....   8
             Special Tax Consequences --
               Required Distributions...........................   9
             Tax Free Rollovers, Transfers and Exchanges........  10
             Effect of Tax-Deferred Accumulations...............  11
          Exchange Privilege....................................  12
             Exchanges From Independence Plus Contracts.........  12
             Exchanges From V-Plan Contracts....................  13
             Exchanges From SA-1 and SA-2 Contracts.............  14
             Exchanges From Impact Contracts....................  16
             Exchanges From Compounder Contracts................  17
             Information That May Be Applicable To
               Any Exchange.....................................  17

                                                                 PAGE
                                                                 ----
          Calculation of Surrender Charge.......................  18
             Illustration of Surrender Charge on
               Total Surrender..................................  18
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  19
          Purchase Unit Value...................................  19
             Illustration of Calculation of Purchase Unit Value.  20
             Illustration of Purchase of Purchase Units.........  20
          Calculation of MVA Option.............................  20
          Payout Payments.......................................  21
             Assumed Investment Rate............................  21
             Amount of Payout Payments..........................  21
             Payout Unit Value..................................  22
             Illustration of Calculation of Payout Unit Value...  22
             Illustration of Payout Payments....................  22
          Distribution of Variable Annuity Contracts............  23
          Experts...............................................  23
          Comments on Financial Statements......................  23

   APPENDIX A -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------


The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

                                                        MAXIMUM
                                                      ANNUALIZED
                                                       FEE RATE
                                                      DECREASE OR
                                                       INCREASE
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM     EACH
              COVERED       ANNUAL   ANNUAL   ANNUAL    BENEFIT
              PERSONS      FEE RATE FEE RATE FEE RATE  QUARTER*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

--------------------------------------------------------------------------------


IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1: CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

--------------------------------------------------------------------------------


STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

             The Annual Fee Rate of 0.56% is lower than the Minimum
             Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                    APPENDIX B -- INCOMELOCK PLUS EXAMPLES
--------------------------------------------------------------------------------


The following six examples demonstrate the operation of the IncomeLOCK +6 and IncomeLOCK +8 features:

EXAMPLE 1:

Assume you elect INCOMELOCK +8 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (8%) multiplied by the Income Credit Base ($100,000) which equals $8,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($8,000 + $100,000). Assume your Maximum Annual Withdrawal Amount is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st Contract anniversary is 5.5% of the Benefit Base (5.5% x $108,000 = $5,940). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,940 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $108,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $108,000 = $4,320). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,320 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2: IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS AND NO HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $230,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------- ----------
              1st     $103,000 $106,000  $100,000   $ 6,000  $ 6,360
              2nd     $333,000 $324,000  $300,000   $18,000  $19,440
              3rd     $333,000 $342,000  $300,000   $18,000  $20,520
              4th     $333,000 $360,000  $300,000   $18,000  $21,600
              5th     $363,000 $409,800  $330,000   $19,800  $24,588
              6th     $413,000 $429,600  $330,000   $19,800  $25,776

Since the Benefit Base equals the Benefit Base at the beginning of that Contract year plus the subsequent Eligible Purchase Payments made in Benefit Year 2, your new Benefit Base at the time of deposit equals $306,000 ($106,000 + $200,000) and your new Income Credit Base at the time of deposit equals $300,000 ($100,000 + $200,000). $30,000 of the $230,000 Purchase Payment is
considered Ineligible Purchase Payments because it exceeds 200% of the Eligible Purchase Payment made in the 1st Contract year. On your 2nd Contract anniversary, your Income Credit is $18,000 (6% x $300,000) and your Benefit Base equals $324,000 ($306,000 + $18,000). Your Benefit Base is not increased to the $333,000 Account Value because the highest Anniversary Value is reduced for $30,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount would be $19,440 if you were to start taking withdrawals after the 2nd Contract anniversary (6% of the $324,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Benefit Base at the time of deposit equals $390,000 ($360,000 + $30,000). On your 5th Contract anniversary, your Income Credit Base is $330,000 ($300,000 + $30,000) and your

--------------------------------------------------------------------------------

Income Credit equals $19,800 ($330,000 x 6%). Your Benefit Base equals $409,800 ($390,000 + $19,800). Any Purchase Payments made on or after your 5th Contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. Therefore, your Benefit Base is $429,600 ($409,800 + $19,800). If you were to start taking withdrawals after the 6th Contract anniversary, and your Maximum Annual Withdrawal Percentage remains at 6%, your Maximum Annual Withdrawal Amount would be $25,776 (6% of the $429,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $25,776 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $429,600, then your Protected Income Payment is 4% of the Benefit Base (4% x $429,600 = $17,184). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $17,184 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
         CONTRACT    ACCOUNT  BENEFIT    INCOME     INCOME  WITHDRAWAL
         ANNIVERSARY  VALUE    BASE    CREDIT BASE  CREDIT    AMOUNT
         ----------- -------- -------- ----------- -------  ----------
             1st     $103,000 $108,000  $100,000   $ 8,000    $5,940
             2nd     $118,000 $118,000  $118,000       N/A*   $6,490
             3rd     $107,000 $127,440  $118,000   $ 9,440    $7,009
             4th     $110,000 $136,880  $118,000   $ 9,440    $7,528
             5th     $150,000 $150,000  $150,000       N/A*   $8,250
             6th     $145,000 $162,000  $150,000   $12,000    $8,910

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $162,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5.5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,910 (5.5% of the $162,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $8,910 each year as long as your accumulation value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $162,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $162,000 = $6,480). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,480 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT

Assume you elect INCOMELOCK +8, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,910), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($12,930 -- $8,910), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,910. Your Account Value after this portion of the withdrawal is $100,500 ($109,410 -- $8,910), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,020 / $100,500 = 4%). The Benefit Base is adjusted to $155,520, or $162,000 x 96%. The Income Credit Base is adjusted to $144,000, or $150,000 x 96%. Your new Income Credit is 8% of your new Income Credit Base (8% x $144,000), which equals $11,520. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($155,520 x 5.5%), which equals $8,553.60. Therefore, if you do not take additional excess withdrawals, you may take up to $8,553.60 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $155,520, then your Protected Income Payment is 4% of the Benefit Base (4% x $155,520 = $6,220.80). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,220.80 each year as long as the Covered Person(s) is(are) alive.

--------------------------------------------------------------------------------


EXAMPLE 5 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                             MAXIMUM
                                                              ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME  WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT    AMOUNT
          ----------- -------- -------- ----------- ------  ----------
             1st      $103,000 $106,000  $100,000   $6,000   $ 6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $ 6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $ 7,080
             4th      $103,000 $124,000  $100,000   $6,000   $ 7,440
             5th      $103,000 $130,000  $100,000   $6,000   $ 7,800
             6th      $103,000 $136,000  $100,000   $6,000   $ 8,160
             7th      $103,000 $142,000  $100,000   $6,000   $ 8,520
             8th      $103,000 $148,000  $100,000   $6,000   $ 8,880
             9th      $103,000 $154,000  $100,000   $6,000   $ 9,240
             10th     $103,000 $160,000  $100,000   $6,000   $ 9,600
             11th     $103,000 $166,000  $100,000   $6,000   $ 9,960
             12th     $103,000 $200,000  $200,000      N/A*  $12,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $12,000 (6% of the $200,000 Benefit
Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $12,000 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 6 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

                                                            MAXIMUM
                                                             ANNUAL
          CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME WITHDRAWAL
          ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   AMOUNT
          ----------- -------- -------- ----------- ------ ----------
             1st      $103,000 $106,000  $100,000   $6,000   $6,360
             2nd      $103,000 $112,000  $100,000   $6,000   $6,720
             3rd      $103,000 $118,000  $100,000   $6,000   $7,080
             4th      $103,000 $124,000  $100,000   $6,000   $7,440
             5th      $103,000 $130,000  $100,000   $6,000   $7,800
             6th      $103,000 $136,000  $100,000   $6,000   $8,160
             7th      $103,000 $142,000  $100,000   $6,000   $8,520
             8th      $103,000 $148,000  $100,000   $6,000   $8,880
             9th      $ 98,560 $151,000  $100,000   $3,000   $9,060
             10th     $ 91,010 $152,000  $100,000   $1,000   $9,120

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 6%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $8,880 (6% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Income Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 -- $4,440). Your Net Income Credit Percentage equals 3% (6% -- 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your Maximum Annual Withdrawal Amount. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 -- $7,550). Your new Income Credit is 1% (6% -- 5%) of your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your Maximum Annual Withdrawal Percentage is 6%, your new Maximum Annual Withdrawal Amount will be $9,120 (6% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $9,120 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

                 APPENDIX C -- INCOMELOCK WITHDRAWAL EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the IncomeLOCK feature, given specific assumptions for each example:

Example 1

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 1st Benefit Anniversary

  .   On your 1st Benefit Anniversary, your Account Value is $105,000

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Benefit Anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your Account Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Benefit Anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 divided by $5,250). Therefore, as of your 1st Benefit Anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the Benefit Anniversary following the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Example 2

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

On your 5th Benefit Anniversary, your Account Value is $120,000, and your Benefit Base is stepped-up to $120,000. If you were to start taking withdrawals after this anniversary date, your Maximum Annual Withdrawal Amount would be 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 divided by $8,400). Therefore, as of your 5th Benefit Anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

Example 3 -- The impact of withdrawals that are less than or equal to the Maximum Annual Withdrawal Amount

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

During your 6th Benefit Anniversary, after your 5th Benefit Anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is

--------------------------------------------------------------------------------

reduced by the total dollar amount of the withdrawal ($4,500) on your next Benefit Anniversary. Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount ($115,500 divided by $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, and $6,300 in the 14th (last) Benefit Year.

Example 4 -- The impact of withdrawals that are in excess of the maximum annual withdrawal amount

  .   You elect IncomeLOCK and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     ANNIVERSARY ACCOUNT VALUE BENEFIT BASE
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

Assume that during your 6th Benefit Year, after your 5th Benefit Anniversary, you make a withdrawal of $11,688 and your Account Value at your next Benefit Anniversary is $118,000. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. On your next Benefit Anniversary, we first process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the Account Value and the Benefit Base. Your Account Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the Benefit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal. This is accomplished by taking the Benefit Base on the prior Benefit Anniversary ($120,000) less the portion of your withdrawal that is not the Excess Withdrawal ($8,400) and multiplying this result ($111,600) by 1 minus the Excess Withdrawal ($3,288) divided by the sum of the Account Value on the Benefit Anniversary ($118,000) and the Excess Withdrawal ($3,288) or ($118,000 + $3,288 = $121,288). This calculation equals
$108,576 [$111,600 x (1 - $3,288/$121,288) or $111,600 x 97.29%, which equals
$108,576]. Your Benefit Base is $108,312, which is the lesser of these two calculations. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your Benefit Base divided by your Minimum Withdrawal Period ($108,312 divided by 13.28), which equals $8,156.02.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
                       UNITS OF INTEREST UNDER GROUP AND
                INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS
                          PORTFOLIO DIRECTOR(R) PLUS
                             PORTFOLIO DIRECTOR 2
                              PORTFOLIO DIRECTOR

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                FORM N-4 PART B


                                  MAY 1, 2011

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this SAI) dated May 1, 2011 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company"), at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.

                               TABLE OF CONTENTS


                                                                                             PAGE
                                                                                             ----
General Information.........................................................................   3
Federal Tax Matters.........................................................................   3
   Economic Growth and Tax Relief Reconciliation Act of 2001................................   3
   Tax Consequences of Purchase Payments....................................................   3
   Tax Consequences of Distributions........................................................   6
   Special Tax Consequences -- Early Distribution...........................................   8
   Special Tax Consequences -- Required Distributions.......................................   9
   Tax-Free Rollovers, Transfers and Exchanges..............................................  10
   Effect of Tax-Deferred Accumulations.....................................................  11
Exchange Privilege..........................................................................  12
   Exchanges From Independence Plus Contracts...............................................  12
   Exchanges From V-Plan Contracts..........................................................  13
   Exchanges From SA-1 and SA-2 Contracts...................................................  14
   Exchanges From Impact Contracts..........................................................  16
   Exchanges From Compounder Contracts......................................................  17
   Information That May Be Applicable To Any Exchange.......................................  18
Calculation of Surrender Charge.............................................................  18
   Illustration of Surrender Charge on Total Surrender......................................  18
   Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender.  19
Purchase Unit Value.........................................................................  19
   Illustration of Calculation of Purchase Unit Value.......................................  20
   Illustration of Purchase of Purchase Units...............................................  20
Calculation of MVA Option...................................................................  20
Payout Payments.............................................................................  21
   Assumed Investment Rate..................................................................  21
   Amount of Payout Payments................................................................  21
   Payout Unit Value........................................................................  22
   Illustration of Calculation of Payout Unit Value.........................................  22
   Illustration of Payout Payments..........................................................  22
Distribution of Variable Annuity Contracts..................................................  23
Experts.....................................................................................  23
Comments on Financial Statements............................................................  24

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

   Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

   Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract.

   The Contracts are non-participating and will not share in any of the profits of the Company.

--------------------------------------------------------------------------------
                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

   It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

   In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

   It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increases the amount of allowable contributions to and expands the range of eligible tax-free rollover distributions that may be made among Qualified Contracts. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. However, these changes were made permanent by the Pension Protection Act of 2006 ("PPA"). Furthermore, the laws of some states do not recognize all of the benefits of EGTRRA for purposes of applying state income tax laws.

TAX CONSEQUENCES OF PURCHASE PAYMENTS

   403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion, however, does not apply to Roth 403(b) contributions, which are made on an after-tax basis, however the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


   For 2011, your elective deferrals are generally limited to $16,500, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $49,000, or up to 100% of "includible compensation" as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


   401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if is eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


   408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2011, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and generally fully deductible in 2011 only by individuals who:


     (i) are not active Participants in another retirement plan, and are not married;


     (ii)are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $169,000;


    (iii)are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $56,000 ; or


     (iv)are active Participants in another retirement plan, are married, and have adjusted gross income of less than $90,000.


   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $10,000 or 100% of the working spouse's earned income, and no more than $5,000 may be contributed to either spouse's IRA for any year. The $10,000 limit increases to $12,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

   You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

     (i) the lesser of $5,000 ($6,000 if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $12,000 if you are both age 50 or older) or 100% of compensation, over

     (ii)your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


   408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2011, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and a full contribution may be made only by individuals who:

     (i) are unmarried and have adjusted gross income of less than $107,000; or

     (ii)are married and filing jointly, and have adjusted gross income of less than $169,000

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $169,000 and $179,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $179,000. Similarly, the contribution is reduced for those who are single with modified AGI between $107,000 and $122,000, with no contribution for singles with modified AGI over $120,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and
(ii) belong to either a select group of management or highly compensated employees and are independent contractors.


   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2011, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $16,500 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,500 are also permitted for individuals age 50 or older. Generally, however, a participant can not utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.


   Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2011, the employer may contribute up to 25% of your compensation or $49,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, $11,000 in 2002, and $12,000 for 2003.
This limit increased $1,000 each year until it reached $15,000 in 2006 and is now indexed and may be increased in future years in $500 increments. In 2011, the limit is $16,500. Such plans if established by December 31, 1996, may still allow employees to make these contributions. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2011, employee salary reduction contributions cannot exceed $11,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

   Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

   Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

TAX CONSEQUENCES OF DISTRIBUTIONS

   403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

(1) attainment of age 59 1/2;

(2) severance from employment;

(3) death;

(4) disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will not be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1) distributions of Roth 403(b) contributions;

(2) qualified distributions of earnings on Roth 403(b) contributions and,

(3) other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. Distributions of earnings on Roth 403(b) contributions are "qualified", if made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan.

Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   401(a)/(k) and 401(f)/403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

   408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.


   The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 eliminated the December 31, 2007 sunset date for the reservist provision extending the exception to individuals called up to active duty on or after December 31, 2007.

SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

   403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

     (1) death;

     (2) disability;

     (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

     (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2, and

     (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

    (1)distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

    (2)distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

    (3)distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

   408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to an additional 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   457 Plans. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

   Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

     (1) to a Beneficiary on or after the Contract Owner's death;

     (2) upon the Contract Owner's disability;

     (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

    (4)made under an immediate annuity contract, or

    (5)allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS

   403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year. However, The Worker, Retiree, and Employer Recovery Act of 2008, suspended the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any subsequent suspension for 2010 or later years.

   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

    (i)must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

   (ii)the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.


   A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit option, the calculation of the required minimum distribution will include the value of the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit and may increase the amount of the required minimum distribution.


   401(a)/(k) and 401(f)/403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

    (1)there is no exception for pre-1987 amounts; and

    (2)there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs. Although the Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans, the suspension does not apply to 457(b) plans of tax-exempt employers and employees in those plans were required to take required minimum distribution for the 2009 tax year, and we are not aware of any subsequent suspension for 2010 or later years.

   Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES (PLEASE SEE THE EGTRRA INFORMATION ABOVE)

   403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k). Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

   401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

   408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a) or 403(a)/(k) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.


   408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

   Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. Rollovers from pre-tax retirement plans into Roth IRA made in 2010 are also subject to ratable recognition of income in 2011 and 2012 in the absence of a contrary election by the taxpayer. You should consult your tax advisor regarding the application of these rules.

   408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

   Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.


EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from contributions made to:

..   A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

..   A nonqualified Contract purchased with after-tax contributions (Purchase
    Payments); and

..   Taxable accounts such as savings accounts.


                       THE POWER OF TAX-DEFERRED GROWTH

 LOGO

                                                 10 YEARS 20 YEARS 30 YEARS
    Tax Account                                   13,978   32,762   58,007
    Non-qualified Contract Tax-Deferred Annuity   14,716   36,499   68,743
    Tax-Deferred Annuity                          19,621   48,665   91,657


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              PAYCHECK COMPARISON



                                                  Tax-Favored Retirement Taxable
                                                         Program         Account
                                                  ---------------------- -------
Annual amount available for savings before
  federal taxes                                           $2,400         $2,400
Current federal income tax due on Purchase
  Payments                                                     0         $ (600)
Net retirement plan Purchase Payments                     $2,400         $1,800



This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.


--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

   In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

EXCHANGES FROM INDEPENDENCE PLUS CONTRACTS
(UIT-585 AND UITG-585)

   Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase

Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the

Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

   Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.

   Investment Options. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, 60 Divisions of VALIC Separate Account A are available, 33 of which invest in different investment portfolios of VALIC Company I, 15 of which invest in different portfolios of VALIC Company II, and 12 of which invest in public mutual fund portfolios. Three fixed investment options are also available.

   Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM V-PLAN CONTRACTS
(IFA-582 AND GFA-582)

   Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender, to the extent it does not exceed 10% of the account value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-Participant has maintained the account for a period of five years and has attained age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

   If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

   Other Charges. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director.

   Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

   Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM SA-1 AND SA-2 CONTRACTS
(GUP-64, GUP-74, GTS-VA)

   Agents' and Managers' Retirement Plan Exchange Offer. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts and Independence Plus Contracts for the equivalent units of interest in Portfolio Director. Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance charges. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance charges imposed under Portfolio Director. All other provisions with regard to exchange offers will apply to the Plan Exchange Offer.

   Pursuant to this voluntary exchange offer, participants in the Plan will have three options from which to choose. As to the funding vehicle for a Purchase Payment plan, the participant may choose to:

..   Remain in the SA-1 Contract and Independence Plus Contract.

..   Leave current assets in the SA-1 Contract or Independence Plus Contract and
    direct future Purchase Payments to Portfolio Director; or

..   Transfer all current assets and future Purchase Payments to Portfolio
    Director.

   If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the Independence Plus Contract, and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director.

   Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the form of the contract or certificate for its terms and conditions.

   Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

   Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" and "Separate Account Expense Reimbursement" in the prospectus.)

   Investment Options. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, 60 Divisions of VALIC Separate Account A are available, 33 of which invest in different investment portfolios of VALIC Company I, 15 of which invest in different portfolios of VALIC Company II, and 12 of which invest in other mutual fund portfolios. Three fixed investment options are also available.

   Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM IMPACT CONTRACTS
(UIT-981)

   Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

   Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

   Investment Options. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. Under Portfolio Director, 60 Divisions of VALIC Separate Account A are available, 33 of which invest in different investment portfolios of VALIC Company I, 15 of which invest in different portfolios of VALIC Company II, and 12 of which invest in public mutual fund portfolios. Three fixed investment options are also available.

   Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM COMPOUNDER CONTRACTS
(C-1-75 AND IFA-78)

   Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

   Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

   Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

   Annuity Options. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director provides for a designated period of 5 and 30 years. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

INFORMATION THAT MAY BE APPLICABLE TO ANY EXCHANGE

   Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from the Company.

   To satisfy a federal tax law requirement, non-spouse Beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

   Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the Beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.


   Group Unallocated Contracts. We do not allow exchanges from group unallocated Contracts.


--------------------------------------------------------------------------------
                        CALCULATION OF SURRENDER CHARGE
--------------------------------------------------------------------------------

   The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER

Example 1.

                              TRANSACTION HISTORY

DATE                                  TRANSACTION                       AMOUNT
----                                  -----------                       -------
10/1/94.............................. Purchase Payment                  $10,000
10/1/95.............................. Purchase Payment                    5,000
10/1/96.............................. Purchase Payment                   15,000
10/1/97.............................. Purchase Payment                    2,000
10/1/98.............................. Purchase Payment                    3,000
10/1/99.............................. Purchase Payment                    4,000
12/31/99............................. Total Purchase Payments (Assumes
                                      Account Value is $50,000)          39,000
12/31/99............................. Total Surrender

   Surrender Charge is lesser of (a) or (b):

a.  Surrender Charge calculated on 60 months of Purchase Payments

  1.  Surrender Charge against Purchase Payment of 10/1/94                $    0
  2.  Surrender Charge against Purchase Payment of 10/1/95                $  250
  3.  Surrender Charge against Purchase Payment of 10/1/96                $  750
  4.  Surrender Charge against Purchase Payment of 10/1/97                $  100
  5.  Surrender Charge against Purchase Payment of 10/1/98                $  150
  6.  Surrender Charge against Purchase Payment of 10/1/99                $  200
      Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 + 5 + 6)  $1,45

b. Surrender Charge calculated on the excess over 10% of the Account Value at the time of surrender:

     Account Value at time of surrender                          $ 50,000
     Less 10% not subject to Surrender Charge                     - 5,000
                                                                 --------
     Subject to Surrender Charge                                   45,000
                                                                     X.05
                                                                 --------
     Surrender Charge based on Account Value                     $  2,250 $2,250

c.  Surrender Charge is the lesser of a or b                              $1,450

ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL
                                   SURRENDER

Example 2.

               TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

DATE                                  TRANSACTION                     AMOUNT
----                                  -----------                     -------
10/1/94.............................. Purchase Payment                $10,000
10/1/95.............................. Purchase Payment                  5,000
10/1/96.............................. Purchase Payment                 15,000
10/1/97.............................. Purchase Payment                  2,000
10/1/98.............................. Purchase Payment                  3,000
10/1/99.............................. Purchase Payment                  4,000
12/31/99............................. 10% Partial Surrender (Assumes    3,900
                                      Account Value is $39,000)
2/1/00............................... Full Surrender                   35,100

    a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units 10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

    b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 -- $3,900 = $35,100

    c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

    d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

--------------------------------------------------------------------------------
                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

   Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

   Gross Investment Rate
=  (EQUALS)
   The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/  (DIVIDED BY)
   The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

   Net Investment Rate
=  (EQUALS)
   Gross Investment Rate (calculated in Step 1)
-  (MINUS)
   Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

   Purchase Unit Value for that day.
=  (EQUALS)
   Purchase Unit Value for immediate preceding day.
X  (MULTIPLIED BY)
   Net Investment Rate (as calculated in Step 2) plus 1.00.

   The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

Example 3.

1. Purchase Unit value, beginning of period......................... $ 1.800000
2. Value of Fund share, beginning of period......................... $21.200000
3. Change in value of Fund share.................................... $  .500000
4. Gross investment return (3)/(2)..................................    .023585
5. Daily separate account fee*......................................    .000027
*Fee of 1% per annum used for illustrative purposes.................
6. Net investment return (4)--(5)...................................    .023558
7. Net investment factor 1.000000+(6)...............................   1.023558
8. Purchase Unit value, end of period (1)X(7)....................... $ 1.842404

  ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

Example 4.

1. First Periodic Purchase Payment................................. $  100.00
2. Purchase Unit value on effective date of purchase (see Example
  3)............................................................... $1.800000
3. Number of Purchase Units purchased (1)/(2)......................    55.556
4. Purchase Unit value for valuation date following purchase (see
  Example 3)....................................................... $1.842404
5. Value of Purchase Units in account for valuation date following purchase (3)X(4)................................................. $  102.36

--------------------------------------------------------------------------------
                           CALCULATION OF MVA OPTION
--------------------------------------------------------------------------------

   The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

   The market value adjustment is determined by the formula below, using the following factors:

..   A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

..   B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

..   N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

..   The index rates for A and B will be the U.S. Treasury Yield as quoted by
    Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

   The market value adjustment will equal:

   The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                        [(1+A)/(1+B+0.005)]/(N/12)/--1

   The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

ASSUMED INVESTMENT RATE

   The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described here as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

   The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

   The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

   The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

   In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

   Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

   Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE


   The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."


   The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

Example 8.

1. Payout Unit value, beginning of period............................ $ .980000
2. Net investment factor for Period (see Example 3)..................  1.023558
3. Daily adjustment for 3 1/2% Assumed Investment Rate...............   .999906
4. (2)X(3)...........................................................  1.023462
5. Payout Unit value, end of period (1)X(4).......................... $1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain

1. Number of Purchase Units at Payout Date........................... 10,000.00

2. Purchase Unit value (see Example 3).............................. $ 1.800000
3. Account Value of Contract (1)X(2)................................ $18,000.00
4. First monthly Payout Payment per $1,000 of Account Value......... $     5.63
5. First monthly Payout Payment (3)X(4)/1,000....................... $   101.34
6. Payout Unit value (see Example 8)................................ $  .980000
7. Number of Payout Units (5)/(6)...................................    103.408
8. Assume Payout Unit value for second month equal to............... $  .997000
9. Second monthly Payout Payment (7)X(8)............................ $   103.10
10. Assume Payout Unit value for third month equal to............... $  .953000
11. Third monthly Payout Payment (7)X(10)........................... $    98.55

--------------------------------------------------------------------------------
                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

   The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

   The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter for VALIC Separate Account A is American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC. Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. The address of the Distributor is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Delaware corporation and is a member of FINRA.


The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. Agents will receive commissions of up to .85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, agents may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. If IncomeLOCK or IncomeLOCK Plus are selected, agents will receive up to a 1% commission and a ..03% annual trail. These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.

   Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales Commissions paid for Portfolio Director, Portfolio Director 2 and Portfolio Director Plus totaled $155,763,307 in 2010, $145,071,105 in 2009 and $170,761,050 in 2008. The Distributor
retained $0 in commissions for each of the Portfolio Director products those same years.


--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------


   The consolidated financial statements of The Variable Annuity Life Insurance Company as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of The Variable Annuity Life Insurance Company Separate Account A as of December 31, 2010 and for each of the two years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

   On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2010, have been so incorporated in reliance upon the report (which contains explanatory paragraphs, referencing (i) the completion of a series of transactions to recapitalize AIG with the Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility Trust on January 14, 2011 and (ii) the exclusion of Fuji Fire & Marine Insurance Company from the audit of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

   The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

   Not all of the VALIC Separate Account A Divisions are available under the Contracts described in the prospectus.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                              Page
                                                                                             Numbers
                                                                                             -------

Report of Independent Registered Public Accounting Firm.....................................    1

Consolidated Balance Sheets - December 31, 2010 and 2009.................................... 2 to 3

Consolidated Statements of Income (Loss) - Years Ended December 31, 2010, 2009 and 2008.....    4

Consolidated Statements of Comprehensive Income (Loss) - Years Ended December 31, 2010,
  2009 and 2008.............................................................................    5

Consolidated Statements of Shareholder's Equity - Years Ended December 31, 2010, 2009 and
  2008......................................................................................    6

Consolidated Statements of Cash Flows - Years Ended December 31, 2010, 2009 and 2008........ 7 to 8

Notes to Consolidated Financial Statements.................................................. 9 to 56

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of comprehensive income (loss), of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.

PricewaterhouseCoopers LLP
Houston, Texas
April 29, 2011

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                                              December 31,
                                                                                             ---------------
                                                                                              2010    2009
                                                                                             ------- -------
                                                                                              (In millions)
ASSETS
   Investments:
   Fixed maturity securities, available for sale, at fair value (cost: 2010 - $25,984; 2009
     - $22,977)                                                                              $27,069 $22,494
   Hybrid securities, at fair value (cost: 2010 - $1; 2009 - $4)                                   1       3
   Fixed maturity securities, trading, at fair value                                             273     174
   Equity securities, available for sale, at fair value (cost: 2010 - $26; 2009 - $43)            44      71
   Equity securities, trading, at fair value                                                       1       1
   Mortgage and other loans receivable (net of allowance: 2010 - $137; 2009 - $113)            3,995   4,219
   Policy loans                                                                                  943     956
   Partnerships and other invested assets                                                      2,066   1,686
   Short-term investments (portion measured at fair value 2010 - $2,250; 2009 - $4,380)        4,648   5,678
   Derivative assets, at fair value                                                                8      10
                                                                                             ------- -------
Total investments                                                                             39,048  35,292
Cash and cash equivalents                                                                         97     101
Accrued investment income                                                                        444     395
Deferred policy acquisition costs and cost of insurance purchased                              1,926   2,156
Deferred sales inducements                                                                       176     172
Other assets                                                                                      82      89
Separate account assets, at fair value                                                        25,366  22,928
                                                                                             ------- -------
TOTAL ASSETS                                                                                 $67,139 $61,133
                                                                                             ======= =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                      December 31,
                                                                                     -----------------
                                                                                      2010      2009
                                                                                      ------   ------
                                                                                      (In millions,
                                                                                     except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Policyholder contract deposits                                                    33,985    32,428
   Future policy benefits                                                                24        31
   Income taxes payable to Parent                                                       337       239
   Deferred income taxes payable                                                        689       540
   Derivative liabilities, at fair value                                                 42        21
   Other liabilities                                                                    439       518
   Separate account liabilities                                                      25,366    22,928
                                                                                      ------   ------
TOTAL LIABILITIES                                                                    60,882    56,705
                                                                                      ------   ------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)
SHAREHOLDER'S EQUITY:
   Common stock, $1 par value, 5,000,000 shares authorized, 3,575,000 shares issued
     and outstanding                                                                      4         4
   Additional paid-in capital                                                         6,786     6,786
   Accumulated deficit                                                               (1,226)   (2,199)
   Accumulated other comprehensive income (loss)                                        693      (163)
                                                                                      ------   ------
TOTAL SHAREHOLDER'S EQUITY                                                            6,257     4,428
                                                                                      ------   ------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                           67,139    61,133
                                                                                      ======   ======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                                                         Years ended December 31,
                                                                                                         -----------------------
                                                                                                          2010    2009     2008
                                                                                                         ------  ------  -------
                                                                                                              (In millions)
REVENUES:
   Net investment income                                                                                 $2,246  $2,022  $ 1,414
   Net realized investment losses:
       Total other-than-temporary impairments on available for sale securities                             (296)   (623)  (3,060)
       Portion of other-than-temporary impairments on available for sale fixed maturity securities
         recognized in accumulated other comprehensive income (loss)                                       (114)   (156)      --
                                                                                                         ------  ------  -------
       Net other-than-temporary impairments on available for sale fixed maturity securities
         recognized in net income (loss)                                                                   (410)   (779)  (3,060)
       Other realized investment gains (losses)                                                             199    (127)  (3,918)
                                                                                                         ------  ------  -------
          Total net realized investment losses                                                             (211)   (906)  (6,978)
   Fee income:
       Variable annuity fees                                                                                282     241      297
       Other fee income                                                                                     109     100      105
                                                                                                         ------  ------  -------
TOTAL REVENUES                                                                                            2,426   1,457   (5,162)
                                                                                                         ------  ------  -------
BENEFITS AND EXPENSES:
   Interest credited on policyholder contract deposits                                                    1,271   1,274    1,241
   Amortization of deferred policy acquisition costs and cost of insurance purchased                        102      94     (166)
   Amortization of deferred sales inducements                                                                 8       3      (12)
   General and administrative expenses, net of deferrals                                                    167     168      187
   Commissions, net of deferrals                                                                             79      82       85
   Policyholder benefits                                                                                      7      12        8
                                                                                                         ------  ------  -------
TOTAL BENEFITS AND EXPENSES                                                                               1,634   1,633    1,343
                                                                                                         ------  ------  -------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                                                           792    (176)  (6,505)
INCOME TAX EXPENSE (BENEFIT)                                                                               (180)     76       19
                                                                                                         ------  ------  -------
NET INCOME (LOSS)                                                                                        $  972  $ (252) $(6,524)
                                                                                                         ======  ======  =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                 Years ended December 31,
                                                                                 -----------------------
                                                                                  2010    2009     2008
                                                                                 ------  ------  -------
                                                                                      (In millions)
NET INCOME (LOSS)                                                                $  972  $ (252) $(6,524)
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken - net of
     reclassification adjustments                                                   232     425       --
   Deferred income tax expense on above changes                                     (81)   (152)      --
   Net unrealized gains (losses) on all other invested assets arising during
     the current period - net of reclassification adjustments                     1,404   2,377     (918)
   Deferred income tax benefit (expense) on above changes                          (497)   (837)     325
   Adjustment to deferred policy acquisition costs and deferred sales
     inducements                                                                   (307)   (408)     178
   Deferred income tax benefit (expense) on above changes                           107     143      (63)
   Foreign currency translation adjustments                                          (1)      6        2
   Deferred income tax benefit (expense) on above changes                            --      (2)      (1)
                                                                                 ------  ------  -------
OTHER COMPREHENSIVE INCOME (LOSS)                                                   857   1,552     (477)
                                                                                 ------  ------  -------
COMPREHENSIVE INCOME (LOSS)                                                      $1,829  $1,300  $(7,001)
                                                                                 ======  ======  =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                 Years ended December 31,
                                                                -------------------------
                                                                  2010     2009     2008
                                                                -------  -------  -------
                                                                      (In millions)
COMMON STOCK:
   Balance at beginning and end of year                         $     4  $     4  $     4
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                   6,786    5,554    1,648
       Capital contributions from Parent (see Note 12)               --    1,232    3,906
                                                                -------  -------  -------
   Balance at end of year                                         6,786    6,786    5,554
                                                                -------  -------  -------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                  (2,199)  (3,430)   3,094
       Cumulative effect of accounting change, net of tax             1    1,483       --
       Net income (loss)                                            972     (252)  (6,524)
                                                                -------  -------  -------
   Balance at end of year                                        (1,226)  (2,199)  (3,430)
                                                                -------  -------  -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                                    (163)    (694)    (217)
       Cumulative effect of accounting change, net of tax            (1)  (1,021)      --
       Other comprehensive income (loss)                            857    1,552     (477)
                                                                -------  -------  -------
   Balance at end of year                                           693     (163)    (694)
                                                                -------  -------  -------
TOTAL SHAREHOLDER'S EQUITY                                      $ 6,257  $ 4,428  $ 1,434
                                                                =======  =======  =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                 Years ended December 31,
                                                                                 -----------------------
                                                                                  2010    2009     2008
                                                                                 ------  ------  -------
                                                                                      (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                $  972  $ (252) $(6,524)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits                               1,271   1,274    1,241
Amortization of deferred policy acquisition costs and cost of insurance
  purchased                                                                         102      94     (166)
Amortization of deferred sales inducements                                            8       3      (12)
Net realized investment losses                                                      211     906    6,978
Equity in income of partnerships and other invested assets                         (105)     45      427
Accretion of net premium/discount on investments                                   (202)   (165)     (58)
Provision for deferred income tax (benefit)                                        (321)     27     (200)
Capitalized interest                                                                (21)    (23)     (25)
CHANGE IN:
   Hybrid securities, at fair value                                                   3       5       76
   Trading securities, at fair value                                                (99)     15       94
   Accrued investment income                                                        (49)      1       (4)
   Deferral of deferred policy acquisition costs and cost of insurance
     purchased                                                                     (154)   (143)    (175)
   Income taxes payable to Parent                                                    98      89      160
   Other assets                                                                      (1)     (6)      21
   Future policy benefits                                                            (7)      1       28
   Other liabilities                                                                (81)    229      103
   Other, net                                                                        37       3      (20)
                                                                                 ------  ------  -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                  1,662   2,103    1,944
                                                                                 ------  ------  -------

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                                                  Years ended December 31,
                                                                                                 -------------------------
                                                                                                   2010     2009     2008
                                                                                                 -------  -------  -------
                                                                                                       (In millions)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities                                                                     $(8,064) $(3,876) $(5,724)
   Equity securities                                                                                  (2)      (1)     (44)
   Mortgage and other loans                                                                         (110)    (146)    (361)
   Other investments, excluding short-term investments                                            (4,020)  (2,569)  (3,496)
Sales of:
   Fixed maturity securities                                                                       4,192    3,322    5,507
   Equity securities                                                                                  34       15       55
   Other investments, excluding short-term investments                                             3,586    2,792    3,168
Redemptions and maturities of:
   Fixed maturity securities                                                                         896      818      836
   Mortgage and other loans                                                                          255      262      332
   Other investments, excluding short-term investments                                               177      284      314
Change in short-term investments                                                                   1,045   (3,679)  (1,682)
Change in securities lending collateral                                                               --       --    5,984
                                                                                                 -------  -------  -------
       NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                        (2,011)  (2,778)   4,889
                                                                                                 -------  -------  -------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                                                      2,875    2,814    2,754
Policyholder account withdrawals                                                                  (2,875)  (3,820)  (3,743)
Net exchanges to/(from) variable accounts                                                            591      693    1,001
Claims and annuity payments                                                                         (246)    (219)    (188)
Change in securities lending payable                                                                  --       --   (9,843)
Cash capital contribution from Parent Company                                                         --    1,230    3,213
                                                                                                 -------  -------  -------
       NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                           345      698   (6,806)
                                                                                                 -------  -------  -------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                      (4)      23       27
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                     101       78       51
                                                                                                 -------  -------  -------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                       $    97  $   101  $    78
                                                                                                 =======  =======  =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid                                                                     $    41  $   (41) $    60
Non-cash activity:
Sales inducements credited to policyholder contract deposits                                     $    37  $    43  $    42
Capital contribution in the form of securities                                                   $    --  $    --  $   693

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS

The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is a direct, wholly owned subsidiary of American General Life Insurance Company (the "Parent"), a Texas-domiciled life insurance company, which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a Texas-domiciled life insurance company providing tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, healthcare, public sector and not-for-profit organizations. The Company markets products nationwide through exclusive and independent sales representatives.

As the Company primarily markets through an exclusive sales agent force, no annual annuity deposits for any individual agent in 2010 or 2009 represented more than 10 percent of total annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayment and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variably annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a a result of significant downturns in equity markets. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility. In addition, the Company has experienced elevated levels of surrenders in its variable annuity products, including surrenders of certain large groups in 2010 and 2009, and may continue to experience such surrenders, also resulting in reduced fee income. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, policyholder contract deposits, future policy benefits, estimated gross profits ("EGPs") for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates,

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's consolidated financial statements.

2.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period.

2.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and adjustment to DAC, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II LLC ("ML II") which is carried at fair value. See Notes 6 and 7 for discussion on ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted a new accounting standard on a prospective basis addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


IMPAIRMENT POLICY -- EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments.

In periods subsequent to the recognition of an other-than-temporary impairment charge that are not foreign exchange related for available for sale fixed maturity securities, the Company generally prospectively accretes into earnings over the remaining expected holding period of the security the difference between the new amortized cost and the expected undiscounted recovery value.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS"), Collateralized debt obligations ("CDO") and Asset backed securities ("ABS") management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

    .  Loss severity and timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

FIXED MATURITY SECURITIES IMPAIRMENT POLICY -- PRIOR TO APRIL 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

Loans classified as "held for sale" where the Company expects to sell in the foreseeable future are reported at the lower of cost or market value. The amount by which cost exceeds market is accounted for as a valuation allowance and is reported net with the loan balance on the consolidated balance sheets. Loan origination fees and certain incremental origination costs are deferred until the related loan is sold. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in net realized investment gains (losses) in the consolidated statements of income (loss). The Company had no loans held for sale as of December 31, 2010 and 2009.

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the benefit paid when the claim is made and the balances are fully collateralized by the cash surrender value of the policy.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

The Company's investment partnerships are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these investment partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. The Company's investments in partially owned companies include its interest in Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust").

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues riders that offer guaranteed minimum withdrawal benefit ("GMWB") on certain variable annuity products. The GMWB is a feature that provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided. The Company purchases options on the S&P 500 index and futures of U.S. Treasury securities to partially offset this risk. The GMWB is considered an embedded derivative that is required to be bifurcated from the host contract and carried at fair value. The fair value of the GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded options and futures. Exchange traded options and futures are marked to market using observable market quotes.

See Notes 2.7 and 5 for further discussion of GMWB.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The reserves for GMWB embedded derivatives are reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income
(loss).

See Notes 3, 5 and 14 for further discussion on derivative financial instruments.

2.4 CASH AND CASH EQUIVALENTS

Cash represents cash on hand and non-interest bearing demand deposits.

2.5 DEFERRED POLICY ACQUISITION COSTS, COST OF INSURANCE PURCHASED ("CIP") AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the annuity contracts. EGPs are composed of net investment income, net realized investment gains and losses, variable annuity fees, guarantee costs, surrender charges and direct administrative expenses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g., market return, investment spreads, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

The DAC for investment-type products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income
(loss).

The cost assigned to certain acquired insurance contracts in force at the acquisition date (referred to as cost of insurance purchased, or "CIP") is reported in deferred acquisition costs and cost of insurance purchased in the consolidated balance sheets. Interest was accreted on the unamortized balance of CIP at rates ranging from 3.0 percent to 4.5 percent in 2010, 2009 and 2008. CIP is charged to expense and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported within the same financial statement line items.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders, on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

2.6 SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. The assets and liabilities resulting from the receipt of variable and certain group fixed annuity deposits are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets with an equivalent liability, in the consolidated balance sheets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income (loss), comprehensive income (loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statements of income (loss).

2.7 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statements of income
(loss), as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for guaranteed minimum withdrawal benefit ("GMWB") accounted for as embedded derivatives at fair value.

GMWB is a feature the Company began offering on certain variable annuity products in second quarter of 2006. If available and elected by the contract holder at time of issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual withdrawal stream for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fair value of the liabilities for GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The valuation technique used to measure the fair value of embedded derivatives was modified again in 2010, primarily to revise the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. The changes in fair value of the liability for GMWB are reported in net realized investment gain (loss) in the consolidated statements of income
(loss).

In addition, the Company is a coinsurer for the GMWB under a separate reinsurance agreement on certain variable annuity contracts issued by American Life Insurance Company ("ALICO"). See additional discussion in Note 10.

2.8 FUTURE POLICY BENEFITS

Future policy benefits include the Company's liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB").

A GMDB feature is issued on a majority of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB liability balance, with a related charge or credit to policyholder benefits if actual experience or other evidence suggests that earlier assumptions should be revised.

The Company is a coinsurer for the guaranteed minimum income benefit ("GMIB") under a separate reinsurance agreement on certain variable annuity contracts issued by ALICO. See additional discussion in Note 10.

2.9 NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from partnership investments accounted for under the equity method.

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2.10 NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), securities lending invested collateral and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivative assets and liabilities.

    . Exchange gains and losses resulting from re-measurement of foreign exchange transactions.

2.11 FEE INCOME

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity policy fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios. Surrender charges are assessed on withdrawals occurring during the surrender charge period. Net retained commissions are recognized as income on a trade date basis.

2.12 INCOME TAXES

Deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in earnings.

2.13 SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statements of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gain (loss) in the consolidated statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2010 or 2009.

2.14 ACCOUNTING CHANGES

VALUATION OF LIVING BENEFITS LIABILITY

Prior to 4Q 2010, the Company used a combination of the swap curve for short-term maturities and treasury yield curve for long-term maturities in discounting cash flows for the valuation of the embedded derivative liabilities related to certain variable annuity products. In addition, we add an additional credit spread upon first claim once the policyholders' own funds have been depleted and funds in general accounts are required to be allocated to satisfy the remaining liabilities. Over the years ensuing the adoption of ASC 820-10, Fair Value Measurements, the accounting community and the insurance industry have developed a variety of practices in assessing the value of the embedded derivative liabilities on annuity products and the non-performance risk. In response to this diversity and market events and changes, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claim-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. This change in valuation technique was recorded as a change in accounting estimate as allowed under ASC 820-10 and accounted for in the period of change (4Q 2010) and future periods accordingly. Primarily as a result of this change, the fair value of the embedded policy derivatives decreased by $33.2 million.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expanded disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarified that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's consolidated financial condition or results of operations.

FAIR VALUE OPTION

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon events that gives rise to a new basis of accounting for that instrument. The Company adopted the standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

FAIR VALUE OF FINANCIAL ASSETS IN INACTIVE MARKETS

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting the new standard on the Company's consolidated financial condition and results of operations were not material.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


DISCLOSURES ABOUT TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTERESTS ENTITIES

In December 2008, the FASB issued an accounting standard that amends and expands the disclosure requirements regarding transfers of financial assets and a company's involvement with variable interest entities. The standard was effective for interim and annual periods ending after December 15, 2008. Adoption of the standard did not affect the Company's financial condition, results of operations or cash flow, as only additional disclosures were required.

AMENDMENT TO OTHER-THAN-TEMPORARY IMPAIRMENT GUIDANCE

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's consolidated financial condition and results of operations were not material.

THE COMPANY ADOPTED THE FOLLOWING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for, and
(iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 5 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 for the expanded disclosures.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $0.5 billion as of April 1, 2009, consisting of a decrease in accumulated deficit of $1.5 billion and an increase to accumulated other comprehensive loss of $1.0 billion, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 12 herein). The cumulative effect adjustment resulted in an increase of approximately $1.9 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and sales inducements assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments (see Note 2.3 for a more detailed discussion of the changes in policy):

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized in earnings;

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                                               (Increase)
                                                                               Decrease to  Net Increase
                                                                  (Increase)   Accumulated     in the
                                                                  Decrease to     Other       Company's
                                                                  Accumulated Comprehensive Shareholder's
                                                                    Deficit       Loss         Equity
                                                                  ----------- ------------- -------------
                                                                              (In millions)
Net effect of the increase in amortized cost of available for
  sale fixed maturity securities                                    $1,898       $(1,898)       $ --
Net effect of related DAC, sales inducement assets and other
  insurance balances                                                  (314)          314          --
Net effect on deferred income tax assets                              (101)          563         462
                                                                    ------       -------        ----
Net increase (decrease) in the Company's shareholder's equity       $1,483       $(1,021)       $462
                                                                    ======       =======        ====

DETERMINING FAIR VALUE WHEN VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund.

ACCOUNTING FOR EMBEDDED CREDIT DERIVATIVES

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The new standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the new standard on July 1, 2010 and recorded a reclassification of $0.8 million of synthetic securities from fixed maturity securities available for sale to hybrid securities and also reclassified $2.2 million from accumulated other comprehensive income to accumulated deficit as of July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCIAL RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financial receivable portfolio. For nonpublic entities, the disclosures as of the end of a reporting period are effective for annual reporting periods ending on or after December 15, 2011. The disclosures about activity that occurs during a reporting period are effective for annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the FASB issued an accounting standard update that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The new standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is permitted. The Company has not determined whether it will adopt this new standard prospectively or retrospectively and elected not to early adopt. The accounting standard update will result in a decrease of the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. The Company is

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

currently assessing the effect of adoption of this new standard on its consolidated financial condition, results of operations and cash flows.

3. FAIR VALUE MEASUREMENTS

3.1 FAIR VALUE MEASUREMENTS

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

The Company carries certain of its financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

FAIR VALUE HIERARCHY

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

..   Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is most significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

VALUATION METHODOLOGIES

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, the Company believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES -- TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its trading and available for sale portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual instruments. When the Company's valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a quote, which is generally non-binding, or by employing widely accepted internal valuation models.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested under the terms of service agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. The valuation models take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has processes designed to ensure that the values received or internally estimated are accurately recorded, that the data inputs and the valuation techniques utilized are appropriate and consistently applied and that the assumptions are reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from the Company valuation service providers to other third-party valuation sources for selected securities. The Company also validates prices for selected securities obtained from brokers through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

RMBS, CMBS, CDOS AND OTHER ABS

Third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

MAIDEN LANE II

The fixed maturity securities-trading portfolio includes an interest in ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $173.8 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies a model-determined market discount rate to its interest. This discount rate is calibrated to the change in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the ML II interest will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the ML II interest. Other methodologies employed or assumptions made in determining fair value for this investment could result in amounts that differ significantly for the amounts reported.

As of December 31, 2010, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest over the remaining life of the investment after repayment of the first priority obligations owed to the Federal Reserve Bank of New York ("New York Fed"). The Company's cash flow methodology considers the capital structure of the collateral securities and their expected credit losses from the underlying asset pools. The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the ML II interest (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for defaults, recoveries and prepayments on underlying loans.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Changes in the discount rate or the estimated future cash flows used in the valuation would alter the Company's estimate of the fair value of the Maiden Lane II interest as shown in the table below:

                                                              Maiden Lane II
                                                             Fair Value Change
December 31, 2010                                            -----------------
Discount Rates                                                  In millions
   200 basis point increase                                    $        (28)
   200 basis point decrease                                              32
   400 basis point increase                                             (52)
   400 basis point decrease                                              69
Estimated Future Cash Flows
   10% increase                                                          59
   10% decrease                                                         (62)
   20% increase                                                         117
   20% decrease                                                        (127)

The Company believes that the ranges of discount rates used in these analyses are reasonable on the basis of implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined on the basis of variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. Because of these factors, the fair values of the ML II interests are likely to vary, perhaps materially, from the amount estimated.

PARTNERSHIPS

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

EMBEDDED DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

The fair value of embedded derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

Because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity contracts. Historically, the expected cash flows were discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating LIBOR leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded derivative liabilities decreased by $33.2 million.

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                      Counterparty
At December 31, 2010                                                          Level 1 Level 2 Level 3 Netting /(a)/  Total
--------------------                                                          ------- ------- ------- ------------  -------
                                                                                              (In millions)
ASSETS:
   Fixed maturity securities, available for sale:
       U.S. government securities and government sponsored entities           $    -- $   189 $   --      $ --      $   189
       Foreign government                                                          --     322     --        --          322
       Obligations of states, municipalities and political subdivisions            --      88     --        --           88
       Corporate debt                                                              --  18,376    395        --       18,771
       RMBS                                                                        --   4,094    903        --        4,997
       CMBS                                                                        --     467    946        --        1,413
       CDO/ABS                                                                     --     392    897        --        1,289
                                                                              ------- ------- ------      ----      -------
   Total fixed maturity securities, available for sale                             --  23,928  3,141        --       27,069
                                                                              ------- ------- ------      ----      -------
   Fixed maturity securities, hybrid:
       Corporate debt                                                              --      --     --        --           --
       CMBS                                                                        --      --      1                      1
                                                                              ------- ------- ------      ----      -------
   Total fixed maturity securities, hybrid                                         --      --      1        --            1
                                                                              ------- ------- ------      ----      -------
   Fixed maturity securities, trading:
       Corporate debt                                                              --       4     --        --            4
       CMBS                                                                        --      --     19        --           19
       CDO/ABS                                                                     --      --    250        --          250
                                                                              ------- ------- ------      ----      -------
   Total fixed maturity securities, trading                                        --       4    269        --          273
                                                                              ------- ------- ------      ----      -------
   Equity securities, available for sale:
       Common stock                                                                 7       1     10        --           18
       Preferred stock                                                             --       1     25        --           26
                                                                              ------- ------- ------      ----      -------
   Total equity securities, available for sale                                      7       2     35        --           44
                                                                              ------- ------- ------      ----      -------
   Equity securities, trading:
       Common stock                                                                --      --      1        --            1
                                                                              ------- ------- ------      ----      -------
   Total equity securities, trading                                                --      --      1        --            1
                                                                              ------- ------- ------      ----      -------
   Partnerships and other invested assets /(1)/                                     3     214    677        --          894
   Short-term investments /(2)/                                                    21   2,229     --        --        2,250
   Derivative assets:
       Interest rate contracts                                                     --       3     --        --            3
       Foreign exchange contracts                                                  --       9     --        --            9
       Equity contracts                                                             8      --     --        --            8
       Counterparty netting                                                        --      --     --       (12)         (12)
   Separate account assets                                                     25,069     297     --        --       25,366
                                                                              ------- ------- ------      ----      -------
Total                                                                         $25,108 $26,686 $4,124      $(12)     $55,906
                                                                              ======= ======= ======      ====      =======
LIABILITIES:
   Policyholder contract deposits /(3)/                                       $    -- $    -- $   64      $ --      $    64
   Derivative liabilities:
       Foreign exchange contracts                                                  --      54     --        --           54
       Counterparty netting                                                        --      --     --       (12)         (12)
                                                                              ------- ------- ------      ----      -------
Total                                                                         $    -- $    54 $   64      $(12)     $   106
                                                                              ======= ======= ======      ====      =======

/(a)/ Represents netting of derivative exposures covered by a qualifying master netting agreement

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                      Counterparty
At December 31, 2009                                                          Level 1 Level 2 Level 3 Netting /(a)/    Total
--------------------                                                          ------- ------- ------- ------------  -----------
                                                                                         (In millions)
ASSETS:
   Fixed maturity securities, available for sale:
       U.S. government securities and government sponsored entities           $    -- $   163 $   --      $ --      --  $   163
       Foreign government                                                          --     227     --        --              227
       Obligations of states, municipalities and political subdivisions            --      60     --        --               60
       Corporate debt                                                              --  13,618    854        --           14,472
       RMBS                                                                        --   4,832    622        --            5,454
       CMBS                                                                        --     482    558        --            1,040
       CDO/ABS                                                                     --     219    859        --            1,078
                                                                              ------- ------- ------      ----      -----------
   Total fixed maturity securities, available for sale                             --  19,601  2,893        --           22,494
                                                                              ------- ------- ------      ----      -----------
   Fixed maturity securities, hybrid:
       Corporate debt                                                              --      --      3        --                3
                                                                              ------- ------- ------      ----      -----------
   Total fixed maturity securities, hybrid                                         --      --      3        --                3
                                                                              ------- ------- ------      ----      -----------
   Fixed maturity securities, trading:
       Corporate debt                                                              --       4     --        --                4
       CMBS                                                                        --      30      8        --               38
       CDO/ABS                                                                     --      --    132        --              132
                                                                              ------- ------- ------      ----      -----------
   Total fixed maturity securities, trading                                        --      34    140        --              174
                                                                              ------- ------- ------      ----      -----------
   Equity securities, available for sale:
       Common stock                                                                39      --      7        --               46
       Preferred stock                                                             --       4     21        --               25
                                                                              ------- ------- ------      ----      -----------
   Total equity securities, available for sale                                     39       4     28        --               71
                                                                              ------- ------- ------      ----      -----------
   Equity securities, trading:
       Common stock                                                                --      --      1        --                1
                                                                              ------- ------- ------      ----      -----------
   Total equity securities, trading                                                --      --      1        --                1
                                                                              ------- ------- ------      ----      -----------
   Partnerships and other invested assets /(1)/                                    16     261    421        --              698
   Short-term investments /(2)/                                                    21   4,359     --        --            4,380
   Derivative assets                                                               10      10     --        --               20
   Counterparty netting                                                            --      --     --       (10)             (10)
   Separate account assets                                                     22,928      --     --        --           22,928
                                                                              ------- ------- ------      ----      -----------
Total                                                                         $23,014 $24,269 $3,486      $ --          $50,769
                                                                              ======= ======= ======      ----      -----------
LIABILITIES:
   Policyholder contract deposits /(3)/                                       $    -- $    -- $   76      $ --          $    76
   Derivative liabilities                                                          --      31     --        --               31
   Counterparty netting                                                            --      --     --       (10)             (10)
                                                                              ------- ------- ------      ----      -----------
Total                                                                         $    -- $    31 $   76      $(10)         $    97
                                                                              ======= ======= ======      ====      ===========

(1) Amounts presented for partnerships and other invested assets in the table above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(2) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $2,398 million and $1,298 million at December 31, 2010 and 2009, respectively.
(3) Amount presented for policyholder contract deposits in the table above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2010 and 2009, Level 3 assets were 6.1 percent and 5.7 percent of total assets and Level 3 liabilities were less than 1 percent and less than 1 percent of total liabilities, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the twelve months ended December 31, 2010.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following table present changes during the years ended December 31, 2010 and 2009 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2010 and 2009 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2010 and 2009:

                                                               Net
                                                             Realized                                               Changes in
                                                               and                                                  Unrealized
                                                            Unrealized                Purchases,                       Gains
                                                              Gains     Accumulated     Sales,                      (Losses) on
                                                             (Losses)      Other      Issuances             Balance Instruments
                                                  Balance -  included  Comprehensive     and                 - End    Held at
                                                  Beginning     in        Income     Settlements,             of      End of
December 31, 2010                                 of Period Income (1)    (Loss)         Net      Transfers Period    Period
-----------------                                 --------- ---------- ------------- ------------ --------- ------- -----------
                                                                                  (In millions)
Assets:
   Fixed maturity securities, available for
     sale:
       Obligations of states, municipalities
         and political subdivisions                $   --     $  --        $ --         $  --       $  --   $   --     $ --
       Corporate debt                                 854       (19)         31           (32)       (439)     395       --
       RMBS                                           622       (83)        152           (78)        290      903       --
       CMBS                                           558      (239)        590           (89)        126      946       --
       CDO/ABS                                        859        34          59           (81)         26      897       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Total fixed maturity securities,
     available for sale                             2,893      (307)        832          (280)          3    3,141       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Fixed maturity securities, hybrid:
       Corporate debt                                   3        --          --            (3)         --       --        1
       CMBS                                            --        --          --             1          --        1       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Total fixed maturity securities, hybrid              3        --          --            (2)         --        1        1
                                                   ------     -----        ----         -----       -----   ------     ----
   Fixed maturity securities, trading:
       CMBS                                             8        11          --           (34)         34       19       19
       CDO/ABS                                        132        89          --            29          --      250       88
                                                   ------     -----        ----         -----       -----   ------     ----
   Total fixed maturity securities, trading           140       100          --            (5)         34      269      107
                                                   ------     -----        ----         -----       -----   ------     ----
   Equity securities, available for sale:
       Common stock                                     7        --           2             1          --       10       --
       Preferred stock                                 21        (2)          3             2           1       25       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Total equity securities, available for
     sale                                              28        (2)          5             3           1       35       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Equity securities, trading:
       Common stock                                     1        --          --            --          --        1       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Total equity securities, trading                     1        --          --            --          --        1       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Partnerships and other invested assets             421         5          66           145          40      677       --
                                                   ------     -----        ----         -----       -----   ------     ----
Total                                              $3,486     $(204)       $903         $(139)      $  78   $4,124     $108
                                                   ======     =====        ====         =====       =====   ======     ====
Liabilities:
   Policyholder contract deposits                  $   76     $ (37)       $ --         $  25       $  --   $   64     $(27)
                                                   ------     -----        ----         -----       -----   ------     ----
Total                                              $   76     $ (37)       $ --         $  25       $  --   $   64     $(27)
                                                   ======     =====        ====         =====       =====   ======     ====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                                       Changes
                                                                                                                         in
                                                                Net                                                  Unrealized
                                                              Realized                                                  Gains
                                                                and                                                   (Losses)
                                                             Unrealized                Purchases,                        on
                                                               Gains     Accumulated     Sales,                      Instruments
                                                   Balance -  (Losses)      Other      Issuances             Balance   Held at
                                                   Beginning  included  Comprehensive     and                 - End      End
                                                      of         in        Income     Settlements,             of        of
December 31, 2009                                   Period   Income (1)    (Loss)         Net      Transfers Period    Period
-----------------                                  --------- ---------- ------------- ------------ --------- ------- -----------
                                                                                   (In millions)
Assets:
   Fixed maturity securities, available for
     sale:
       Obligations of states, municipalities
         and political subdivisions                 $   75     $  --        $ --         $ (75)      $  --   $   --     $  --
       Corporate debt                                1,065        12         271          (245)       (249)     854        --
       RMBS                                            576      (134)        146           (40)         74      622        --
       CMBS                                            307      (207)        227          (105)        336      558        --
       CDO/ABS                                         447       (40)        229            84         139      859        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Total fixed maturity securities,
     available for sale                              2,470      (369)        873          (381)        300    2,893        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Fixed maturity securities, hybrid:
       Corporate debt                                   --        --          --            --           3        3        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Total fixed maturity securities, hybrid              --        --          --            --           3        3        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Fixed maturity securities, trading:
       CMBS                                              4         1          --            --           3        8         2
       CDO/ABS                                         136       (11)         --             7          --      132       (11)
                                                    ------     -----        ----         -----       -----   ------     -----
   Total fixed maturity securities, trading            140       (10)         --             7           3      140        (9)
                                                    ------     -----        ----         -----       -----   ------     -----
   Equity securities, available for sale:
       Common stock                                      8        (7)          5             1          --        7        --
       Preferred stock                                  19        (3)          8            --          (3)      21        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Total equity securities, available for
     sale                                               27       (10)         13             1          (3)      28        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Equity securities, trading:
       Common stock                                      1        --          --            --          --        1        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Total equity securities, trading                      1        --          --            --          --        1        --
                                                    ------     -----        ----         -----       -----   ------     -----
       Partnerships and other invested assets          434       (69)         26            30          --      421        --
                                                    ------     -----        ----         -----       -----   ------     -----
Total                                               $3,072     $(458)       $912         $(343)      $ 303   $3,486     $  (9)
                                                    ======     =====        ====         =====       =====   ======     =====
Liabilities:
       Policyholder contract deposits               $  210     $(149)       $ (8)        $  23       $  --   $   76     $(148)
                                                    ------     -----        ----         -----       -----   ------     -----
Total                                               $  210     $(149)       $ (8)        $  23       $  --   $   76     $(148)
                                                    ======     =====        ====         =====       =====   ======     =====

     (1) Net realized and unrealized gains (losses) related to Level 3 items shown above are reported in net realized investment gains (losses) in the consolidated statements of income (loss), except for fixed maturity trading securities which are reported in net investment income in the consolidated statements of income (loss).

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2010 and 2009 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated securities).

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

TRANSFERS OF LEVEL 3 ASSETS AND LIABILITIES

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

The following table provides the components of the transfers of Level 3 assets on a gross basis:

                               Gross Transfers Gross Transfers Net Transfers In
At December 31, 2010                 In             (Out)           (Out)
--------------------           --------------- --------------- ----------------
                                                (In millions)
ASSETS:
   Corporate debt                     227            (666)           (439)
   RMBS                               309             (19)            290
   CMBS                               175             (15)            160
   CDOs                               167            (141)             26
   Non-redemable preferred
     stocks, avaliable for
     sale                               1              --               1
   Common stocks, avaliable
     for sale at fair value             1              (1)             --
   Partnerships                       167            (127)             40
                                   ------           -----           -----
Total assets                       $1,047           $(969)          $  78
                                   ======           =====           =====

During the year ended December 31, 2010, the Company transferred into Level 3 approximately $1,047 million of assets consisting of certain private placement corporate debt, RMBS, CMBS, and CDOs as well as certain investment partnerships. Transfers into Level 3 for private placement corporate debt were primarily the result of the Company overriding matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix. The transfers into Level 3 related to investments in certain RMBS, CMBS and CDOs were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Investment partnerships transferred into Level 3 were primarily comprised of certain hedge funds with limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2010, the Company transferred approximately $969 million of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in certain private placement corporate debt, RMBS, CMBS and CDOs as well as certain investment partnerships. Transfers out of Level 3 for private placement corporate debt were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities without the need for adjustment based on the Company's own assumption regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for RMBS investments were primarily due to increased usage of pricing from valuation service providers that were reflective of market activity, where previously an internally adjusted price had been used. Similarly, transfers out of Level 3 for CMBS and CDO investments backed by corporate credits were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Certain investment partnerships were transferred out of Level 3 primarily due to the availability of information related to the underlying assets of these funds.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2010.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                                 December 31, 2010       December 31, 2009
-                                                                             ----------------------- -----------------------
                                                                              Fair Value              Fair Value
                                                                               Using Net   Unfunded    Using Net   Unfunded
(in millions)                      Investment Category Includes               Asset Value Commitments Asset Value Commitments
-------------          ------------------------------------------------------ ----------- ----------- ----------- -----------
INVESTMENT CATEGORY                                                                            (In millions)
Private equity funds:
   Leveraged buyout    Debt and/or equity investments made as part of a          $286        $115        $207        $168
                       transaction in which assets of mature companies are
                       acquired from the current shareholders, typically
                       with the use of financial leverage.
   Non-U.S.            Investments that focus primarily on Asian and               11          22          14          10
                       European based buyouts, expansion capital, special
                       situations, turnarounds, venture capital, mezzanine
                       and distressed opportunities strategies.
   Venture capital     Early-stage, high-potential, growth companies               11           6           8           2
                       expected to generate a return through an eventual
                       realization event, such as an initial public offering
                       or sale of the company.
   Fund of funds       Funds that invest in other funds, which invest in           14          --          16          --
                       various diversified strategies
   Distressed          Securities of companies that are already in default,        95          15          78          26
                       under bankruptcy protection, or troubled.
   Other               Real estate, energy, multi-strategy, mezzanine, and         84          38          84          55
                       industry-focused strategies.
                                                                                 ----        ----        ----        ----
Total private equity funds                                                        501         196         407         261
                                                                                 ----        ----        ----        ----
Hedge funds:
   Event-driven        Securities of companies undergoing material                118          --          87          --
                       structural changes, including mergers, acquisitions
                       and other reorganizations.
   Long-short          Securities that the manager believers are                   66          --         119          --
                       undervalued, with corresponding short positions to
                       hedge market risk.
   Distressed          Securities of companies that are already in default,       102          --          32          --
                       under bankruptcy protection or troubled.
   Other               Non-U.S. companies, futures and commodities,                79          --          23          --
                       macro and multi-strategy and industry-focused
                       strategies.
                                                                                 ----        ----        ----        ----
Total hedge funds                                                                 365          --         261          --
                                                                                 ----        ----        ----        ----
Total                                                                            $866        $196        $668        $261
                                                                                 ====        ====        ====        ====

At December 31, 2010, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, 9 percent of the total above had expected remaining lives of less than three years, 39 percent between 3 and 7 years and 52 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2010, hedge fund investments included above are redeemable quarterly (55 percent), semi-annually (28 percent) and annually (18 percent), with redemption notices ranging from 30 days to 180 days. More

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

than 91 percent require redemption notices of less than 90 days. Investments representing approximately 75 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place in 2008 and do not have stated end dates. The remaining restrictions, which have pre-defined end dates, are generally expected to be lifted by the end of 2011. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

3.3 FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, and mortgages and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

COST AND EQUITY-METHOD INVESTMENTS

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for Partnerships.

MORTGAGE AND OTHER LOANS

When the Company determines that the fair carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING

The Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $88.6 million for the year ended December 31, 2010. The Company recorded losses of $10.8 million and $37.5 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income (loss).

3.4 FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR
VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information. The fair values of the policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

Fair values of loans on real estate and collateral loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates that the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rates that market

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

participants would use. The fair values of policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

SHORT-TERM INVESTMENTS

The carrying values of these assets and liabilities approximate fair values because of the relatively short period of time between origination and expected realization.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

THE FOLLOWING TABLE PRESENTS THE CARRYING VALUE AND ESTIMATED FAIR VALUE OF THE COMPANY'S FINANCIAL INSTRUMENTS:

                                                   December 31, 2010   December 31, 2009
                                                   ----------------  ---------------------
                                                   Carrying   Fair     Carrying     Fair
                                                    Amount    Value     Amount      Value
                                                   --------  ------- ------------- -------
                                                                     (In millions)
ASSETS:
   Fixed maturity securities, available for sale   $27,069   $27,069    $22,494    $22,494
   Fixed maturity securities, hybrid                     1         1          3          3
   Fixed maturity securities, trading                  273       273        174        174
   Equity securities, available for sale                44        44         71         71
   Equity securities, trading                            1         1          1          1
   Mortgage and other loans                          3,995     4,208      4,219      4,206
   Policy loans                                        943       943        956        956
   Partnerships and other invested assets            2,066     2,066      1,686      1,686
   Short-term investments                            4,648     4,648      5,678      5,678
   Derivative assets                                     8         8         10         10
   Accrued investment income                           444       444        395        395
   Separate account assets                          25,366    25,366     22,928     22,928
LIABILITIES:
   Policyholder contract deposits (1)              $33,985   $37,447    $32,428    $34,509
   Derivative liabilities                               42        42         21         21

(1)Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

4. INVESTMENTS

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

Fixed maturity and equity securities classified as available-for-sale are reported at fair value. The cost or amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale by major category follow:

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                Other-Than-
                                                       Cost or    Gross      Gross    Estimated  Temporary
                                                      Amortized Unrealized Unrealized   Fair    Impairments
                                                        Cost      Gains      Losses     Value     in AOCI
                                                      --------- ---------- ---------- --------- -----------
                                                                          (In millions)
December 31, 2010
-----------------
Fixed maturity securities, available for sale:
   U.S. government securities and government
     sponsored entities                                $   176    $   13     $  --     $   189     $  --
   Foreign government                                      298        25        (1)        322        --
   Obligations of states, municipalities and
     political subdivisions                                 86         3        (1)         88        --
   Corporate debt                                       17,458     1,321      (135)     18,644        22
   RMBS                                                  5,097       146      (246)      4,997      (105)
   CMBS                                                  1,438       143      (168)      1,413        (8)
   CDO/ABS                                               1,290        70       (71)      1,289       (14)
   Affiliated securities                                   141        --       (14)        127        --
                                                       -------    ------     -----     -------     -----
Total fixed maturity securities, available for sale     25,984     1,721      (636)     27,069      (105)
                                                       -------    ------     -----     -------     -----
Equity securities, available for sale:
   Common stocks                                             9         9        --          18        --
   Preferred stocks                                         17        10        (1)         26        --
   Mutual funds                                             --        --        --          --        --
                                                       -------    ------     -----     -------     -----
Total equity securities, available for sale                 26        19        (1)         44        --
                                                       -------    ------     -----     -------     -----
Total                                                  $26,010    $1,740     $(637)    $27,113     $(105)
                                                       =======    ======     =====     =======     =====

                                                                                                Other-Than-
                                                       Cost or    Gross      Gross    Estimated  Temporary
                                                      Amortized Unrealized Unrealized   Fair    Impairments
                                                        Cost      Gains      Losses     Value     in AOCI
                                                      --------- ---------- ---------- --------- -----------
                                                                          (In millions)
December 31, 2009
-----------------
Fixed maturity securities, available for sale:
   U.S. government securities and government
     sponsored entities                                $   167    $   --    $    (4)   $   163     $  --
   Foreign government                                      208        21         (2)       227        --
   Obligations of states, municipalities and
     political subdivisions                                 58         2         --         60        --
   Corporate debt                                       13,628       925       (194)    14,359        19
   RMBS                                                  5,929       176       (651)     5,454      (173)
   CMBS                                                  1,698        21       (679)     1,040      (188)
   CDO/ABS                                               1,130        56       (108)     1,078        11
   Affiliated securities                                   159        --        (46)       113        --
                                                       -------    ------    -------    -------     -----
Total fixed maturity securities, available for sale     22,977     1,201     (1,684)    22,494      (331)
                                                       -------    ------    -------    -------     -----
Equity securities, available for sale:
   Common stocks                                            23        24         (1)        46        --
   Preferred stocks                                         20         7         (2)        25        --
                                                       -------    ------    -------    -------     -----
Total equity securities, available for sale                 43        31         (3)        71        --
                                                       -------    ------    -------    -------     -----
Total                                                  $23,020    $1,232    $(1,687)   $22,565     $(331)
                                                       =======    ======    =======    =======     =====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010 and 2009:

                                                      Less than 12 Months 12 Months or More       Total
                                                      ------------------  ----------------  ----------------
                                                                Gross              Gross             Gross
                                                      Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2010                                     Value     Losses    Value    Losses   Value    Losses
-----------------                                     ------  ----------  ------ ---------- ------ ----------
                                                                          (In millions)
Fixed maturity securities, available for sale:
   U.S. government securities and government
     sponsored entities                               $   --    $  --     $   --   $  --    $   --   $  --
   Foreign government                                     46       (1)        --      --        46      (1)
   Obligations of states, municipalities and
     political subdivisions                               30       (1)        --      --        30      (1)
   Corporate debt                                      2,573     (104)       372     (31)    2,945    (135)
   RMBS                                                1,245      (22)     1,161    (224)    2,406    (246)
   CMBS                                                  106       (2)       648    (166)      754    (168)
   CDO/ABS                                               551      (38)       180     (33)      731     (71)
   Affiliated securities                                  --       --         85     (14)       85     (14)
                                                      ------    -----     ------   -----    ------   -----
Total fixed maturity securities, available for sale    4,551     (168)     2,446    (468)    6,997    (636)
                                                      ------    -----     ------   -----    ------   -----
Equity securities, available for sale:
   Common stocks                                          --       --         --      --        --      --
   Preferred stocks                                        2       (1)        --      --         2      (1)
   Mutual funds                                           --       --         --      --        --      --
                                                      ------    -----     ------   -----    ------   -----
Total equity securities, available for sale                2       (1)        --      --         2      (1)
                                                      ------    -----     ------   -----    ------   -----
Total                                                 $4,553    $(169)    $2,446   $(468)   $6,999   $(637)
                                                      ======    =====     ======   =====    ======   =====

                                                      Less than 12 Months 12 Months or More       Total
                                                      ------------------  ----------------  ----------------
                                                                Gross              Gross             Gross
                                                      Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2009                                     Value     Losses    Value    Losses   Value    Losses
-----------------                                     ------  ----------  ------ ---------- ------ ----------
                                                                          (In millions)
Fixed maturity securities, available for sale:
   U.S. government securities and government
     sponsored entities                               $  160   $    (4)   $   --   $  --    $  160  $    (4)
   Foreign government                                     16        (1)       14      (1)   $   30  $    (2)
   Corporate debt                                      2,406      (107)    1,160     (87)    3,566     (194)
   RMBS                                                  930      (336)    1,460    (315)    2,390     (651)
   CMBS                                                  598      (640)      188     (39)      786     (679)
   CDO/ABS                                               306       (93)      179     (15)      485     (108)
   Affiliated securities                                  --        --        72     (46)       72      (46)
                                                      ------   -------    ------   -----    ------  -------
Total fixed maturity securities, available for sale    4,416    (1,181)    3,073    (503)    7,489   (1,684)
                                                      ------   -------    ------   -----    ------  -------
Equity securities, available for sale:
   Common stocks                                           5        (1)       --      --         5       (1)
   Preferred stocks                                        2        (2)       --      --         2       (2)
                                                      ------   -------    ------   -----    ------  -------
Total equity securities, available for sale                7        (3)       --      --         7       (3)
                                                      ------   -------    ------   -----    ------  -------
Total                                                 $4,423   $(1,184)   $3,073   $(503)   $7,496  $(1,687)
                                                      ======   =======    ======   =====    ======  =======

As of December 31, 2010, the Company held 684 individual fixed maturity and equity securities that were in an unrealized loss position, of which 358 individual securities were in an unrealized loss position continuously for twelve months or more.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2010, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2010 were as follows:

                                                                  Total Fixed Maturity
                                                                  Available for Sale Securities
                                                                  -----------------------------
                                                                  Amortized      Estimated
                                                                    Cost         Fair Value
                                                                  ---------      ----------
                                                                     (In millions)
Due in one year or less                                            $   650        $   668
Due after one year through five years                                4,739          5,140
Due after five years through ten years                               9,722         10,290
Due after ten years                                                  3,048          3,272
Mortgage-backed, asset backed and collateralized securities          7,825          7,699
                                                                   -------        -------
Total fixed maturity securities, available for sale                $25,984        $27,069
                                                                   =======        =======

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2010, the Company's investments included one investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investment was in a short-term money market investment of $4.5 billion. At December 31, 2009, the Company's investments included two investments in single entities that each exceeded 10 percent of the Company's consolidated shareholder's equity. These investments included a short-term money market investment of $5.6 billion and highly-rated mortgage-backed securities of a single issuer of $491.8 million.

At December 31, 2010, $2.6 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

See Note 7 for information on events and transactions related to the Company's participation in AIG's U.S. Securities Lending Program.

4.2 FIXED MATURITY SECURITIES, TRADING

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their individual interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. The interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See
Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net unrealized gains and losses included in the consolidated statements of income (loss) from fixed maturity securities classified as trading securities in 2010, 2009 and 2008 were $107.5 million gains, $7.5 million gains and $84.7 million losses, respectively.

See Note 7 herein for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

4.3 MORTGAGE LOANS ON REAL ESTATE

At December 31, 2010, the Company had direct commercial U.S. mortgage loan exposure of $4.03 billion. At that date, substantially all of the loans were current.

The commercial loan exposure by state and type of loan, at December 31, 2010, were as follows:

State         # of Loans Amount* Apartments Offices Retail Industrial Hotels Other % of Total
-----         ---------- ------- ---------- ------- ------ ---------- ------ ----- ----------
                                              ($ In millions)
California        53     $  959     $ 32    $  447   $ 60     $193     $154  $ 73     23.8%
New York          30        532       75       340     80        3       10    24     13.2%
New Jersey        19        368      138        93    112        5       --    20      9.1%
Florida           31        343       24       111     78       75       --    55      8.5%
Texas             19        277       12        84     48       76       48     9      6.9%
Other states     141      1,556      283       490    431      126       85   141     38.5%
                 ---     ------     ----    ------   ----     ----     ----  ----    -----
   Total         293     $4,035     $564    $1,565   $809     $478     $297  $322    100.0%
                 ===     ======     ====    ======   ====     ====     ====  ====    =====

*  Excludes portfolio valuation allowance

The Company's mortgage and other loan valuation allowance activity are as follows:

                                       2010  2009  2008
                                       ----  ----  ----
                                        (In millions)
Allowance, beginning of year           $113  $  6  $--
   Additions to allowance for losses     85   131    6
   Charge-offs, net of recoveries       (61)  (24)  --
                                       ----  ----  ---
Allowance, end of period               $137  $113  $ 6
                                       ====  ====  ===

The Company's impaired mortgage loans are as follows:

                                              2010  2009  2008
                                              ----  ----  ----
                                               (In millions)
Impaired loans with valuation allowances      $242  $188  $--
Impaired loans without valuation allowances     59    65   --
                                              ----  ----  ---
   Total impaired loans                        301   253   --
Less: Valuation allowances on impaired loans   (61)  (46)  --
                                              ----  ----  ---
   Impaired loans, net                        $240  $207  $--
                                              ====  ====  ===

The Company recognized $13.6 million, $15.5 million and $1.3 million in interest income on the above impaired mortgage loans for the years ended December 31, 2010, 2009 and 2008, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4.4 INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                             2010     2009    2008
                                            ------  -------  ------
                                                 (In millions)
Investment income:
   Fixed maturities                         $1,795  $ 1,681  $1,410
   Equity securities                            --        2       2
   Mortgage and other loans receivable         261      295     278
   Policy loans                                 51       53      56
   Partnerships and other invested assets      146       (5)   (415)
   Other investment income                      17       19     100
                                            ------  -------  ------
Gross investment income                      2,270   2 ,045   1,431
Investment expenses                            (24)     (23)    (17)
                                            ------  -------  ------
Net investment income                       $2,246  $ 2,022  $1,414
                                            ======  =======  ======

The carrying value of investments that produced no investment income during 2010 was $244.1 million, which is 0.6 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

4.5 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                                              2010   2009    2008
                                                                             -----  -----  -------
                                                                                 (In millions)
Sales of fixed maturity securities, available for sale:
   Gross gains                                                               $ 233  $ 183  $   678
   Gross losses                                                                (21)   (35)    (898)
Sales of equity securities, available for sale:
   Gross gains                                                                  20      8       17
   Gross losses                                                                 (1)    (2)      --
Mortgage and other loans:
   Gross gains                                                                  12      6       --
   Gross losses                                                                (85)  (133)      (3)
Partnerships and other invested assets:
   Gross gains                                                                  15     10       25
   Gross losses                                                                 (8)   (18)      (7)
Derivatives:
   Gross gains                                                                 259    289      751
   Gross losses                                                               (226)  (322)    (882)
Securities lending collateral, including other-than-temporary impairments       30     (5)  (3,562)
Other-than-temporary impairments:
   Total other-than-temporary impairments on available for sale securities    (296)  (623)  (3,060)
   Portion of other-than-temporary impairments on available for sale fixed
     maturity securities recognized in accumulated other comprehensive loss   (114)  (156)      --
                                                                             -----  -----  -------
Net other-than-temporary impairments on available for sale securities
  recognized in net income (loss)                                             (410)  (779)  (3,060)
Other-than-temporary impairments on all other investments                      (29)  (108)     (37)
                                                                             -----  -----  -------
Net realized investment gains (losses) before taxes                          $(211) $(906) $(6,978)
                                                                             =====  =====  =======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                                 Twelve             Nine
                                                                              Months Ended      Months Ended
                                                                            December 31, 2010 December 31, 2009
                                                                            ----------------- -----------------
                                                                                       (In millions)
Balance, beginning of period                                                     $1,306            $   --
Increases due to:
   Credit losses remaining in accumulated deficit related to the adoption
     of new other-than-temporary impairment standard                                 --             1,101
   Credit impairments on new securities subject to impairment losses                104                24
   Additional credit impairments on previously impaired securities                  293               357
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior
     intent or requirement to sell                                                   93               141
   Credit impaired securities for which there is a current intent or
     anticipated requirement to sell                                                  4                --
   Accretion on securities previously impaired due to credit                         43                35
Other                                                                               (18)               --
                                                                                 ------            ------
Balance, end of year                                                             $1,545            $1,306
                                                                                 ======            ======

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                     Notional    Fair     Notional     Fair
                                                    Amount (1) Value (2) Amount (1)  Value (2)
                                                    ---------- --------- ----------  ---------
                                                                  (In millions)
December 31, 2010
-----------------
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $   33     $  3      $   --      $ --
   Foreign exchange contracts                             84        9         202        54
   Equity contracts                                    1,820        8          --        --
   Other contracts /(3)/                                  --       --       2,039        64
                                                      ------     ----      ------      ----
Total derivatives, gross                              $1,937       20      $2,241       118
                                                      ======               ======
   Counterparty netting /(4)/                                     (12)                  (12)
   Cash collateral                                                 --                    --
                                                                 ----                  ----
Total derivatives, net                                              8                   106
Less: Bifurcated embedded derivatvies /(5)/                        --                    64
                                                                 ----                  ----
Total derivative instruments on balance sheets                   $  8                  $ 42
                                                                 ====                  ====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                     Derivative Assets   Derivative Liabilities
                                                     Notional    Fair     Notional     Fair
                                                    Amount (1) Value (2) Amount (1)  Value (2)
                                                    ---------- --------- ----------  ---------
                                                                  (In millions)
December 31, 2009
-----------------
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $   33     $  3      $   --      $ --
   Foreign exchange contracts                             84        8         227        31
   Equity contracts                                    1,877        9          --        --
   Other contracts /(3)/                                  --       --       1,636        76
                                                      ------     ----      ------      ----
Total derivatives, gross                              $1,994       20      $1,863       107
                                                      ======               ======
   Counterparty netting /(3)/                                     (10)                  (10)
   Cash collateral                                                 --                    --
                                                                 ----                  ----
Total derivatives, net                                             10                    97
Less: Bifurcated embedded derivatvies                              --                    76
                                                                 ----                  ----
Total derivative instruments on balance sheets                   $ 10                  $ 21
                                                                 ====                  ====

(1) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.
(2) Fair value amounts are shown before the effects of counterparty netting adjustments. See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(3) Included in the Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.
(4) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(5) Current period includes a change in valuation assumption relating to embedded policy derivatives.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income
(loss):

                                                    2010   2009   2008
                                                    ----  -----  -----
                                                       (In millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                          $  2  $   1  $   2
   Foreign exchange contracts                        (24)   (49)    79
   Equity contracts                                   28   (131)   147
   Other contracts                                    27    146   (358)
                                                    ----  -----  -----
Total                                               $ 33  $ (33) $(130)
                                                    ====  =====  =====

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in the policyholder contract deposits of the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2010 and December 31, 2009, the Company had $20.4 million and $12.9 million of net derivative liabilities, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date. See Note 14 for additional discussion on this related party relationship.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support, or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party, or group of related parties, that absorbs a majority of the expected losses of the VIE, receives a majority of the expected residual returns of the VIE, or both.

For all other variable interest entities, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

EXPOSURE TO LOSS

The Company's total off-balance sheet exposure associated with VIEs was $42.9 million at December 31, 2010. The Company had no off balance sheet exposure associated with VIEs at December 31, 2009.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                               Maximum Exposure to Loss
                                                             ----------------------------
                                                   Total VIE On-Balance Off-Balance
                                                    Assets     Sheet       Sheet    Total
                                                   --------- ---------- ----------- -----
                                                               (In millions)
December 31, 2010
-----------------
Real estate and investment funds                    $ 1,923     $174        $43     $217
Maiden Lane II                                       16,455      250         --      250
Castle 1 Trust                                          871      153         --      153
Castle 2 Trust                                          881       98         --       98
                                                    -------     ----        ---     ----
Total                                               $20,130     $675        $43     $718
                                                    =======     ====        ===     ====
December 31, 2009
-----------------
Real estate and investment funds                    $   887     $138        $--     $138
Maiden Lane II                                       15,911      132         --      132
Castle 1 Trust                                          908      140         --      140
Castle 2 Trust                                          921       90         --       90
                                                    -------     ----        ---     ----
Total                                               $18,627     $500        $--     $500
                                                    =======     ====        ===     ====

BALANCE SHEET CLASSIFICATION

The Company's interest in the assets and liabilities of unconsolidated VIEs were classified on the Company's consolidated balance sheets as follows:

                                                   At December 31,
                                                   ---------------
                                                   Unconsolidated
                                                     VIEs
                                                   ---------------
                                                   2010    2009
                                                   ----    ----
                                                   (In millions)
Assets:
   Available for sale securities                   $ 86    $ 72
   Trading securities                               250     132
   Other invested assets                            339     296
                                                    ----    ----
Total assets                                       $675    $500
                                                    ====    ====

REAL ESTATE AND INVESTMENT FUNDS

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company typically is not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

MAIDEN LANE II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Notes 3 herein for further discussion.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


AIRCRAFT TRUSTS

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company has determined that it is not the primary beneficiary of these entities. Please see Note 14 herein for additional information on these entities.

RMBS, CMBS, OTHER ABS AND CDOS

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, AIG has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 Fair Value and Note 4 Investments herein.

MORTGAGE BACKED SECURITIES

The Company is a passive investor in mortgage backed securities primarily issued by domestic entities that are typically structured as a Qualifying Special Purpose Entity ("QSPE"). The Company does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, the Company has not included these entities in the above table. As the non-sponsor and non-transferor, the Company does not have the information needed to conclusively verify that these entities are QSPEs. The Company's maximum exposure is limited to its investment in securities issued by these entities and is not the primary beneficiary of the overall entity activities. The fair value of the Company's investment in mortgage backed securities is disclosed in Note 3.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in AIG's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated, following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                      (In millions)
For the year ended December 31, 2008:
Realized losses on securities lending collateral:
   Net realized losses on RMBS sold to ML II                             $  (379)
   Net realized losses on all other asset sales                             (352)
   Realized losses due to other-than-temporary declines in value          (2,831)
                                                                         -------
       Total                                                             $(3,562)
                                                                         =======
Net realized losses related to lent securities with insufficient collateral:
   Deemed sales of lent securities                                       $  (109)
   Forward purchase commitments                                             (174)
                                                                         -------
       Total                                                             $  (283)
                                                                         =======

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of these amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009.

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. The assets distributed included corporate credit and other asset-backed securities. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2009 and 2008. In 2010, a settlement with the Lehman estate was reached, and the settlement was funded on September 10, 2010. The Company recognized a realized gain in 2010 of $29.6 million as an adjustment to the estimated losses previously recorded on the sale treatment of the lent securities.

8. DEFERRED POLICY ACQUISITIONS COSTS, COST OF INSURANCE PURCHASED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred acquisition costs:

                                                   2010       2009       2008
                                                  ------  ------------- ------
                                                          (In millions)
Balance at January 1                              $2,153     $2,497     $1,984
   Deferrals                                         153        139        175
   Amortization expense                             (124)      (122)      (184)
   Effect of net unrealized (gains) losses on
     securities (1)                                 (282)      (394)       169
   Effect of net realized (gains) losses on
     securities (2)                                   22         86        505
   Effect of unlocking of assumptions used in
     estimating future gross profits                  --        (57)      (154)
   Increase due to foreign exchange                    1          4          2
                                                  ------     ------     ------
Balance at December 31                            $1,923     $2,153     $2,497
                                                  ======     ======     ======

(1) In 2010, an increase of $0.2 million related to the cumulative effect of adopting a new embedded credit derivative guidance is not reflected as it is offset in (2) below with no net effect impact to the DAC balance. In 2009, an increase of $303.0 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the DAC balance.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


(2) In 2010, a decrease of $0.2 million related to the cumulative effect of adopting a new embedded credit derivative guidance is not reflected as it is offset in (1) above with no net effect impact to the DAC balance. In 2009, a decrease of $303.0 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the DAC balance.

The following table summarizes the activity in cost of insurance purchased:

                                                        2010     2009      2008
                                                        ---- ------------- ----
                                                             (In millions)
Balance at January 1                                    $ 3       $ 4      $ 5
   Deferrals                                             --        --       --
   Amortization expense                                  --        (1)      (1)
   Effect of net unrealized (gains) losses on
     securities                                          --        --       --
   Effect of net realized (gains) losses on securities   --        --       --
   Effect of unlocking of assumptions used in
     estimating future gross profits                     --        --       --
                                                        ---       ---      ---
Balance at December 31                                  $ 3       $ 3      $ 4
                                                        ===       ===      ===

CIP amortization, net of accretion of interest, expected to be recorded in each of the next five years is $0.4 million, $0.3 million, $0.3 million, $0.3 million and $0.2 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                      2010      2009      2008
                                                      ----  ------------- ----
                                                            (In millions)
Balance at January 1                                  $172      $146      $ 83
   Deferrals                                            37        43        42
   Amortization expense                                (11)       (6)        9
   Effect of net unrealized (gains) losses on
     securities (1)                                    (25)      (14)        9
   Effect of net realized (gains) losses on
     securities (2)                                      3         4        20
   Effect of unlocking of assumptions used in
     estimating future gross profits                    --        (1)      (17)
                                                      ----      ----      ----
Balance at December 31                                $176      $172      $146
                                                      ====      ====      ====

(1) In 2009, an increase of $10.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the sales inducement balance.
(2) In 2009, a decrease of $10.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the sales inducement balance.

The Company adjusts amortization (an "unlocking") when the assumptions underlying the estimates of future gross profits to be realized are revised. The Company reviews the assumptions underlying these estimates at least annually. In 2010, the Company reviewed the underlying assumptions and no unlocking adjustments were made. In 2009, amortization increased primarily as a result of reductions in the long-term growth rate assumptions. In 2008, amortization increased to reflect an increase in projected surrenders. In the first quarter of 2009, the long-term growth rate assumption was reduced to 8.5 percent from 10.0 percent.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                          2010         2009
                                                      -----------  -----------
                                                           ($ In millions)
In the event of death (GMDB):
   Account value                                      $    45,901  $    42,095
   Net amount at risk (a)                                   1,687        2,987
   Average attained age of contract holders                    58           57
   Range of guaranteed minimum return rates                 2 - 3%       2 - 3%
Annual withdrawals at specified date (GMWB):
   Account value                                      $     2,490  $     2,092
   Net amount at risk (b)                                     308          313
   Weighted average period remaining until
     guaranteed payment                                19.6 years   19.7 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in policyholder contract deposits (GMWB) and future policy benefits (GMDB/GMIB) on the consolidated balance sheets:

                          2010    2009
                          ----   -----
                          (In millions)
Balance at January 1      $ 89   $ 227
Reserve decrease           (21)   (126)
Guaranteed benefits paid    (7)    (12)
                          ----   -----
Balance at December 31    $ 61   $  89
                          ====   =====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2010 and 2009:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10 percent.

    .  Volatility assumption was 16 percent.

    .  Mortality was assumed to be 70 percent of the 1983a and Ult.M tables.

    . Lapse rates vary by contract type and duration and range from 7 percent to 13 percent with an average of 10 percent.

    . The discount rate was 3 percent to 7 percent with an average of 6 percent.

10. REINSURANCE

On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), the Company entered into modified coinsurance and coinsurance reinsurance agreements with ALICO, pertaining to certain policies written via its branch in Japan. ALICO was a wholly owned, Delaware domiciled subsidiary of AIG, until its sale to MetLife, Inc. on November 1, 2010. The Company assumes liability for a quota share portion of contracts issued by ALICO that include a Guaranteed Minimum Income Benefit under Agreement 1 and a Guaranteed Minimum Withdrawal Benefit under Agreement 2.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The contracts assumed also include a Guaranteed Minimum Death Benefit provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50 percent quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but were terminated for new business. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. The reserves for the GMIB, GMWB and GMDB were $28.3 million and $19.0 million for the years ended December 31, 2010 and 2009, respectively.

All monetary amounts of the Agreement and settlement transactions are expressed in Japanese Yen. The cumulative foreign currency translation adjustment related to all provisions of the Agreement was not significant to the Company's consolidated results of operations or financial condition.

Agreement 1 was amended to terminate the agreement for new business issued on and after April 1, 2008.

Agreement 2 was amended to terminate the agreement for new business issued on and after April 1, 2009.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, non-cancelable operating leases, primarily for office space and equipment, which expire at various dates through 2017. At December 31, 2010, the future minimum lease payments under the operating leases are as follows:

            (In millions)
2011             $ 4
2012               3
2013               2
2014               1
2015               1
Thereafter        --
                 ---
Total            $11
                 ===

Rent expense was $5.7 million, $6.1 million and $6.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Commitments to Fund Partnership Investments

The Company had unfunded limited partnership investment commitments totaling $327.2 million at December 31, 2010. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under limited obligations to fund the remaining unfunded commitment for activities expressly specified in the constituent agreements governing the Company's investment in such limited partnerships.

Mortgage Loan Commitments

The Company had $21.9 million in commitments relating to mortgage loans at December 31, 2010.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

All 50 states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $4.0 million and $1.7 million for these guarantee fund assessments at December 31, 2010, and 2009, respectively, which is reported within Other Liabilities in the accompanying consolidated balance sheet.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. SHAREHOLDER'S EQUITY

The Company is authorized to issue 2,000,000 shares of $1 par value preferred stock. None of the authorized shares have ever been issued.

Capital contributions received by the Company for the years ended December 31 were as follows:

                                             2010     2009       2008
                                             ---- ------------- ------
                                                  (In millions)
Cash from Parent                             $--     $1,230     $  240
Contributions related to Securities Lending
   Program (See Note 7)                       --         --      2,973
                                             ---     ------     ------
       Total cash contributions               --      1,230      3,213
Contributions of securities at fair value     --         --        693
All other non cash contributions              --          2         --
                                             ---     ------     ------
       Total capital contributions           $--     $1,232     $3,906
                                             ===     ======     ======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                                             2010     2009     2008
                                                                            ------  -------  -------
                                                                                  (In millions)
Fixed maturity and equity securities, available for sale and partnerships:
   Gross unrealized gains                                                   $1,740  $ 1,232  $   541
   Gross unrealized losses                                                    (637)  (1,687)  (1,865)
Net unrealized gains on other invested assets                                  171       95       60
Adjustments to DAC, CIP and deferred sales inducements                        (215)      92      187
Foreign currency translation adjustments                                         5        6        1
Deferred federal and state income tax expense (benefit)                       (371)      99      382
                                                                            ------  -------  -------
   Accumulated other comprehensive income (loss) (1)                        $  693  $  (163) $  (694)
                                                                            ======  =======  =======

(1)Includes an increase of $1,021 million in 2009 related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard. See Note 2.14 for additional disclosures on this new standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations, and can only be paid out of the prior years positive unassigned surplus. The maximum amount of dividends that can be paid in 2011 without obtaining the prior approval of the Insurance Commissioner is $574.7 million.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The Company has one statutory permitted practice at December 31, 2010.

The Company and certain other domestic insurance subsidiaries (the "U.S. Participants"), of AIG historically participated in the Securities Lending Program. The Securities Lending Program was designed to elicit enhanced yields that would inure to the ultimate parent, AIG (through dividends or enhanced values of its wholly-owned subsidiaries), which issued guarantees intended to give loss protection to the insurance company participants in the Securities Lending Program. In 2007 and 2008, the Securities Lending Program incurred significant realized losses due to its investment of cash collateral received from third parties in long-term mortgage-backed securities. Concurrently, the Company and other U.S. Participants received capital contributions from their ultimate parent, AIG, to substantially offset the impact on surplus resulting from the realized losses under the Securities Lending Program. On December 12, 2008, the Securities Lending program was terminated, following the sale of long-term investments held in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

In 2010, in response to these unique circumstances, the Company received permission from the TDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus at September 30, 2010, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for quasi-reorganization. This statutory restatement resulted in an increase in statutory unassigned funds in an amount equal to the contributions received from AIG ($3.9 billion) that offset the Company's losses incurred as a result of their participation in the Securities Lending Program and a corresponding decrease in statutory gross paid in and contributed statutory surplus of $3.9 billion. The permitted practice had no impact on either the Company's net income or total statutory surplus or impact on these consolidated financial statements. In addition, there was no impact on the Company's risk-based capital results.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                                         2010   2009    2008
                                                        ------ ------ -------
                                                            (In millions)
Statutory net income (loss)                             $   74 $  130 ($4,498)
Statutory capital and surplus                           $3,800 $3,626  $2,844

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income consist of the following:

                                                        Years ended December 31,
                                                        -----------------------
                                                         2010    2009    2008
                                                         -----   ----    -----
                                                          (In millions)
Current                                                 $ 141    $49    $ 219
Deferred                                                 (321)    27     (200)
                                                         -----   ---     -----
Total income tax expense / (benefit)                    $(180)   $76    $  19
                                                         =====   ===     =====

The US statutory income tax rate is 35 percent for 2010, 2009 and 2008. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                        Years ended December 31,
                                                        -----------------------
                                                         2010   2009     2008
                                                        -----   ----   -------
                                                            (In millions)
US federal income tax (benefit) at statutory rate       $ 277   $(62)  $(2,277)
Adjustments:
   Valuation allowance                                   (451)   164     2,328
   Separate accounts dividends received deduction         (16)   (29)      (30)
   Other credits, taxes and settlement                     10      3        (2)
                                                        -----   ----   -------
Total income tax expense / (benefit)                    $(180)  $ 76   $    19
                                                        =====   ====   =======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the deferred tax liabilities and assets at December 31 are as follows:

                                                                         2010     2009
                                                                       -------  -------
                                                                         (In millions)
DEFERRED TAX LIABILITIES:
   Deferred policy acquisition costs                                   $   793  $   777
   Net unrealized gains on debt and equity securities available for
     sale                                                                  373       --
                                                                       -------  -------
Total deferred tax liabilities                                           1,166      777
                                                                       -------  -------
DEFERRED TAX ASSETS:
   Basis differential of investments                                    (2,003)  (2,093)
   Policy reserves                                                         (44)     (71)
   Net unrealized losses on debt and equity securities available for
     sale                                                                   --      (96)
   Other                                                                    (8)      (1)
                                                                       -------  -------
Total deferred tax assets before valuation allowance                    (2,055)  (2,261)
Valuation allowance                                                      1,578    2,024
                                                                       -------  -------
Net deferred tax (assets)/liabilities                                  $   689  $   540
                                                                       =======  =======

At December 31, 2010, the Company had the following capital loss carryforwards:

               Amount Year Expired
(In millions)  ------ ------------
    2008       $3,249     2014
    2009          268     2015
               ------
  Total        $3,517
               ======

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $2,055 million and concluded a $1,578 million valuation allowance was required to reduce the deferred tax asset at December 31, 2010 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of American International Group, the continuing earnings strength of the businesses AIG intends to retain and AIG's recently announced debt and preferred stock transactions with the New York Fed and United States Treasury, respectively, together with other actions AIG is taking, when assessing the

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                             December 31,
                                                             ------------
                                                             2010    2009
                                                             ----    ----
                                                             (In millions)
Gross unrecognized tax benefit at beginning of period        $115    $ 21
   Increases in tax positions for prior years                 122      94
   Decreases in tax positions for prior years                  --      --
   Increases in tax positions for current year                 --      --
   Lapse in statute of limitation settlement                   --      --
   Settlement                                                  --      --
                                                              ----   ----
Gross unrecognized tax benefit at end of period              $237    $115
                                                              ====   ====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2010, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2010 and 2009, the Company's unrecognized tax benefits, excluding interest and penalties, were $237.6 million and $115.1 million respectively. As of December 31, 2010 and 2009, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $237.6 million and $115.1 million respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2010 and 2009, the Company had accrued $4.0 million and $2.9 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2010 and 2009, the Company recognized an expense of $1.0 million and $0.5 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income (loss).

The Company is currently under IRS examination for the taxable years 2003-2006. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001-2010 remain subject to examination by major tax jurisdictions.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


14. RELATED PARTY TRANSACTIONS

EVENTS RELATED TO AIG

On September 30, 2010, AIG entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the New York Fed, and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize AIG (the "Recapitalization"). AIG completed the Recapitalization on January 14, 2011. For more information regarding the Recapitalization, please see Note 16.

Additional information on AIG is provided in the Company's 2010 Annual Statement and is also publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $55.1 million, $50.3 million and $56.9 million for the years ended December 31, 2010, 2009 and 2008, respectively. Accounts payable for such services at December 31, 2010 and 2009 were not material.

Pursuant to an intercompany servicing agreement, the Company provides policy administrative services to affiliated entities. Amounts received for such services totaled $6.9 million, $6.0 million and $9.9 million for the years ended December 31, 2010, 2009 and 2008, respectively. Accounts receivable for such services at December 31, 2010 and 2009 were not material.

NOTES OF AFFILIATES

On December 7, 2005, the Company acquired 5.75 percent Senior Note due
December 14, 2015, issued by Transatlantic Holdings, Inc. an affiliate of the Company at that time at a cost of $132.4 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained
13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $3.2 million, $7.7 million and $7.6 million on the notes while they were still considered an affiliate during 2009, 2008 and 2007, respectively. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc. common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

On January 14, 2004, the Company purchased 19.9 percent of the non-voting preferred equity issued by Castle 2 Trust for $60.0 million. The Company's investment in Castle 2 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust, are held by affiliates of the Company, including the Parent. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent of $60.0 million on January 14, 2004. On January 14, 2004, the Company purchased $65.0 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 23, 2003, the Company purchased 25.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $67.0 million. The Company's investment in Castle 1 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

voting equity of Castle 1 Trust are held by affiliates of the Company, including the Parent. On September 23, 2003, the Company purchased $170.8 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust. The notes mature on May 15, 2027 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 1 Trust. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 25, 2001, the Company invested $41.0 million in an adjustable rate Senior Promissory Note issued by American General Corporation ("AGC"), which matured on September 15, 2006. Upon maturity, the Company reinvested the $41.0 million in a 5.57 percent fixed rate Senior Promissory Note due September 15, 2011, issued by AGC. The Company recognized interest income on the note of $2.3 million, $2.3 million and $2.3 million during 2010, 2009 and 2008, respectively.

GUARANTEES

American Home Assurance Company ("American Home"), a subsidiary of AIG, has terminated the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to prospectively issued contracts issued by the Company. The Guarantee terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any contract or certificate issued after the Point of Termination. The Guarantee will continue to cover contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts and certificates are satisfied in full.

DERIVATIVES

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

OTHER

During the year ended December 31, 2008, the Company paid $4.0 million to an affiliate to administer the Company's securities lending program. (See Note 7).

Certain affiliates of the Company serve as the investment sub-advisor for certain of the mutual funds offered through the Company's separate accounts. Sub-advisory fees paid by the Company to the affiliates for the years ended December 31, 2010, 2009 and 2008 totaled $9.3 million, $8.1 million, and $9.9 million, respectively.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company maintains a retirement plan for the benefit of its sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract issued by the Company. The liabilities and expenses associated with this plan were not material to the Company's consolidated financial position or results of operations for the three years ended December 31, 2010.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


16. SUBSEQUENT EVENTS

On January 14, 2011, AIG completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and
(iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

On March 10, 2011, AIG submitted a binding bid to the New York Fed to purchase all of the RMBS owned by ML II for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other AIG companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining AIG's offer to purchase all of the RMBS held in the ML II portfolio and instead would sell these securities through a competitive process.

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its shareholder in an amount in excess of that required to maintain the specified minimum percentage.

The Company paid a $200 million dividend to its Parent on March 29, 2011.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                 ANNUAL REPORT
                               DECEMBER 31, 2010

                                   CONTENTS

Report of Independent Registered Public Accounting Firm....................  1
Statement of Assets and Liabilities and of Operations......................  2
Schedule of Portfolio Investments.......................................... 12
Statements of Changes in Net Assets........................................ 14
Notes to Financial Statements.............................................. 36

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Variable Annuity Life Insurance Company and Contract Owners of The Variable Annuity Life Insurance Company Separate Account A

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note 1 of The Variable Annuity Life Insurance Company Separate Account A at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of The Variable Annuity Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2010 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 29, 2011

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                            STATEMENT OF OPERATIONS

                                                        VALIC          VALIC          VALIC           VALIC
                                                      COMPANY I      COMPANY I      COMPANY I       COMPANY I
                                                       CAPITAL        CAPITAL         MONEY           MONEY
                                                     CONSERVATION   CONSERVATION     MARKET I        MARKET I
                                                         FUND           FUND           FUND            FUND
                                                     ------------ ---------------  ------------  ----------------
                                                      DIVISION 1     DIVISION 7     DIVISION 2      DIVISION 6
                                                     ------------ ---------------  ------------  ----------------
STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2010
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair
    Value........................................... $  2,535,706 $   138,685,621  $    745,638  $    387,074,060
   Balance Due From (To) VALIC General
    Account, Net....................................        2,413         (97,692)         (165)         (238,615)
   Receivable (Payable) For Mutual Fund Sales
    (Purchases), Net................................            3         333,035            --           799,975
                                                     ------------ ---------------  ------------  ----------------
Net Assets & Liabilities............................ $  2,538,122 $   138,920,964  $    745,473  $    387,635,420
                                                     ============ ===============  ============  ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
    (Net of Applicable Contract Loans - Partial
    Withdrawals with Right of Reinvestment)......... $  2,227,821 $   138,780,057  $    745,473  $    387,616,064
   Reserves For Annuity Contracts On Benefit........      310,301         140,907            --            19,356
                                                     ------------ ---------------  ------------  ----------------
Total Contract Owner Reserves.......................    2,538,122     138,920,964       745,473       387,635,420
   Capital Surplus..................................           --              --            --                --
                                                     ------------ ---------------  ------------  ----------------
Total Contract Owner Reserves and Capital Surplus    $  2,538,122 $   138,920,964  $    745,473  $    387,635,420
                                                     ============ ===============  ============  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding................... $  2,227,821 $   138,780,057  $    745,473  $    387,616,064
   Contracts in Payout (Annuitization) Period.......      310,301         140,907            --            19,356
   Funds Retained in Separate Account A by
    VALIC...........................................           --              --            --                --
                                                     ------------ ---------------  ------------  ----------------
TOTAL NET ASSETS                                     $  2,538,122 $   138,920,964  $    745,473  $    387,635,420
                                                     ============ ===============  ============  ================
TOTAL UNITS OUTSTANDING                               381,067.937  41,939,250.944   249,695.086   185,907,051.003
                                                     ============ ===============  ============  ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds...................... $     79,770 $     4,384,975  $         88  $         41,056
EXPENSES:
   Mortality And Expense Risk Charge................       25,367       1,262,494         8,740         3,879,526
   Reimbursements Of Expenses.......................           --              --            --                --
                                                     ------------ ---------------  ------------  ----------------
Net Investment Income (Loss)........................ $     54,403 $     3,122,481  $     (8,652) $     (3,838,470)
                                                     ------------ ---------------  ------------  ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
    Shares.......................................... $        933 $       616,948  $         --  $             --
   Capital Gains Distributions From Mutual
    Funds...........................................           --              --           112            44,988
                                                     ------------ ---------------  ------------  ----------------
Realized Gains (Losses) On Investments..............          933         616,948           112            44,988
                                                     ------------ ---------------  ------------  ----------------
Change in Unrealized Appreciation (Depreciation)
 During The Period..................................      109,594       4,678,067            --                --
                                                     ------------ ---------------  ------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................... $    164,930 $     8,417,496  $     (8,540) $     (3,793,482)
                                                     ============ ===============  ============  ================

                                                          VALIC             VALIC            VALIC
                                                        COMPANY I         COMPANY I        COMPANY I
                                                         MID CAP            ASSET          GOVERNMENT
                                                          INDEX           ALLOCATION       SECURITIES
                                                           FUND              FUND             FUND
                                                     ----------------  ---------------  ---------------
                                                        DIVISION 4        DIVISION 5       DIVISION 8
                                                     ----------------  ---------------  ---------------
STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2010
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair
    Value........................................... $  2,490,695,377  $   138,363,609  $   112,589,643
   Balance Due From (To) VALIC General
    Account, Net....................................          421,036          (24,260)        (179,433)
   Receivable (Payable) For Mutual Fund Sales
    (Purchases), Net................................        5,401,885          218,891          409,808
                                                     ----------------  ---------------  ---------------
Net Assets & Liabilities............................ $  2,496,518,298  $   138,558,240  $   112,820,018
                                                     ================  ===============  ===============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
    (Net of Applicable Contract Loans - Partial
    Withdrawals with Right of Reinvestment)......... $  2,495,288,923  $   138,390,873  $   112,635,778
   Reserves For Annuity Contracts On Benefit........        1,229,375          167,367          184,240
                                                     ----------------  ---------------  ---------------
Total Contract Owner Reserves.......................    2,496,518,298      138,558,240      112,820,018
   Capital Surplus..................................               --               --               --
                                                     ----------------  ---------------  ---------------
Total Contract Owner Reserves and Capital Surplus    $  2,496,518,298  $   138,558,240  $   112,820,018
                                                     ================  ===============  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding................... $  2,495,288,923  $   138,390,873  $   112,635,778
   Contracts in Payout (Annuitization) Period.......        1,229,375          167,367          184,240
   Funds Retained in Separate Account A by
    VALIC...........................................               --               --               --
                                                     ----------------  ---------------  ---------------
TOTAL NET ASSETS                                     $  2,496,518,298  $   138,558,240  $   112,820,018
                                                     ================  ===============  ===============
TOTAL UNITS OUTSTANDING                               229,477,422.362   24,624,550.390   34,699,089.298
                                                     ================  ===============  ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds...................... $     23,694,804  $     2,711,052  $     3,447,617
EXPENSES:
   Mortality And Expense Risk Charge................       20,458,331        1,270,316        1,152,075
   Reimbursements Of Expenses.......................               --               --               --
                                                     ----------------  ---------------  ---------------
Net Investment Income (Loss)........................ $      3,236,473  $     1,440,736  $     2,295,542
                                                     ----------------  ---------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
    Shares.......................................... $     (44,093953) $     1,700,608  $       (98,920)
   Capital Gains Distributions From Mutual
    Funds...........................................               --               --               --
                                                     ----------------  ---------------  ---------------
Realized Gains (Losses) On Investments..............      (44,093,953)       1,700,608          (98,920)
                                                     ----------------  ---------------  ---------------
Change in Unrealized Appreciation (Depreciation)
 During The Period..................................      536,430,357       13,533,713        1,381,477
                                                     ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................... $    495,572,877  $    16,675,057  $     3,578,099
                                                     ================  ===============  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)


                                                     VALIC                          VALIC            VALIC
                                                   COMPANY I        VALIC         COMPANY I        COMPANY I
                                                     STOCK        COMPANY I         STOCK            STOCK
                                                     INDEX          STOCK           INDEX            INDEX
                                                      FUND        INDEX FUND         FUND             FUND
                                                 --------------  ------------  ----------------  --------------
                                                  DIVISION 10A   DIVISION 10B    DIVISION 10C     DIVISION 10D
-                                                --------------  ------------  ----------------  --------------
STATEMENT OF ASSETS
 AND LIABILITIES
AS OF DECEMBER 31,2010
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
    Fair Value.................................. $  119,955,861  $ 10,699,711  $  3,112,194,318  $   14,587,232
   Balance Due From (To) VALIC General
    Account, Net................................         (9,601)        1,880          (969,555)         (1,346)
   Receivable (Payable) For Mutual Fund
    Sales (Purchases), Net......................          1,320           206         7,240,396             462
                                                 --------------  ------------  ----------------  --------------
Net Assets & Liabilities........................ $  119,947,580  $ 10,701,797  $  3,118,465,159  $   14,586,348
                                                 ==============  ============  ================  ==============
CONTRACT OWNER RESERVES AND CAPITAL
 SURPLUS:
   Reserves For Redeemable Annuity
    Contracts (Net of Applicable Contract
    Loans - Partial Withdrawals with Right of
    Reinvestment)............................... $  117,838,848  $ 10,557,114  $  3,115,678,695  $   14,502,631
   Reserves For Annuity Contracts On
    Benefit.....................................      2,108,732       144,683         2,786,464          83,717
                                                 --------------  ------------  ----------------  --------------
   Total Contract Owner Reserves................    119,947,580    10,701,797     3,118,465,159      14,586,348
   Capital Surplus..............................             --            --                --              --
                                                 --------------  ------------  ----------------  --------------
Total Contract Owner Reserves and Capital
 Surplus........................................ $  119,947,580  $ 10,701,797  $  3,118,465,159  $   14,586,348
                                                 ==============  ============  ================  ==============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding............... $  117,838,848  $ 10,557,114  $  3,115,678,695  $   14,502,631
   Contracts in Payout (Annuitization)
    Period......................................      2,108,732       144,683         2,786,464          83,717
   Funds Retained in Separate Account A by
    VALIC.......................................             --            --                --              --
                                                 --------------  ------------  ----------------  --------------
TOTAL NET ASSETS                                 $  119,947,580  $ 10,701,797  $  3,118,465,159  $   14,586,348
                                                 ==============  ============  ================  ==============
TOTAL UNITS OUTSTANDING                           4,862,645.989   254,531.890   646,778,840.736   1,590,900.692
                                                 ==============  ============  ================  ==============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds.................. $    1,838,865  $    163,060  $     47,480,986  $      222,977
EXPENSES:
   Mortality And Expense Risk Charge............      1,156,690        66,437        27,295,551         136,805
   Reimbursements Of Expenses...................             --            --                --              --
                                                 --------------  ------------  ----------------  --------------
Net Investment Income (Loss).................... $      682,175  $     96,623  $     20,185,435  $       86,172
                                                 --------------  ------------  ----------------  --------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
    Shares...................................... $   (1,444,271) $   (135,533) $    (82,362,635) $     (305,208)
   Capital Gains Distributions From Mutual
    Funds.......................................      1,746,281       154,850        45,090,393         211,750
                                                 --------------  ------------  ----------------  --------------
Realized Gains (Losses) On Investments..........        302,010        19,317       (37,272,242)        (93,458)
                                                 --------------  ------------  ----------------  --------------
Change in Unrealized Appreciation
 (Depreciation) During The Period...............     13,845,045     1,232,288       395,561,135       1,789,335
                                                 --------------  ------------  ----------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                      $   14,829,230  $  1,348,228  $    378,474,328  $    1,782,049
                                                 ==============  ============  ================  ==============

                                                                        VALIC
                                                       VALIC          COMPANY I          VALIC
                                                     COMPANY I         GLOBAL          COMPANY I
                                                   INTERNATIONAL       SOCIAL            INT'L
                                                     EQUITIES         AWARENESS       GOVERNMENT
                                                       FUND             FUND           BOND FUND
                                                 ----------------  ---------------  ---------------
                                                    DIVISION 11      DIVISION 12      DIVISION 13
-                                                ----------------  ---------------  ---------------
STATEMENT OF ASSETS
 AND LIABILITIES
AS OF DECEMBER 31,2010
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
    Fair Value.................................. $    912,323,777  $   282,148,756  $   160,600,964
   Balance Due From (To) VALIC General
    Account, Net................................          355,440         (282,911)          37,545
   Receivable (Payable) For Mutual Fund
    Sales (Purchases), Net......................        1,858,866          573,421           29,767
                                                 ----------------  ---------------  ---------------
Net Assets & Liabilities........................ $    914,538,083  $   282,439,266  $   160,668,276
                                                 ================  ===============  ===============
CONTRACT OWNER RESERVES AND CAPITAL
 SURPLUS:
   Reserves For Redeemable Annuity
    Contracts (Net of Applicable Contract
    Loans - Partial Withdrawals with Right of
    Reinvestment)............................... $    914,361,135  $   282,298,224  $   160,587,301
   Reserves For Annuity Contracts On
    Benefit.....................................          176,948          141,042           80,975
                                                 ----------------  ---------------  ---------------
   Total Contract Owner Reserves................      914,538,083      282,439,266      160,668,276
   Capital Surplus..............................               --               --               --
                                                 ----------------  ---------------  ---------------
Total Contract Owner Reserves and Capital
 Surplus........................................ $    914,538,083  $   282,439,266  $   160,668,276
                                                 ================  ===============  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding............... $    914,361,135  $   282,298,224  $   160,587,301
   Contracts in Payout (Annuitization)
    Period......................................          176,948          141,042           80,975
   Funds Retained in Separate Account A by
    VALIC.......................................               --               --               --
                                                 ----------------  ---------------  ---------------
TOTAL NET ASSETS                                 $    914,538,083  $   282,439,266  $   160,668,276
                                                 ================  ===============  ===============
TOTAL UNITS OUTSTANDING                           545,749,391.692   74,146,336.286   54,808,293.690
                                                 ================  ===============  ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds.................. $     20,772,077  $     4,401,194  $     7,383,454
EXPENSES:
   Mortality And Expense Risk Charge............        7,943,465        2,599,429        1,489,442
   Reimbursements Of Expenses...................               --               --               --
                                                 ----------------  ---------------  ---------------
Net Investment Income (Loss).................... $     12,828,612  $     1,801,765  $     5,894,012
                                                 ----------------  ---------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
    Shares...................................... $    (25,153,642) $     6,869,948  $     2,589,797
   Capital Gains Distributions From Mutual
    Funds.......................................               --               --               --
                                                 ----------------  ---------------  ---------------
Realized Gains (Losses) On Investments..........      (25,153,642)       6,869,948        2,589,797
                                                 ----------------  ---------------  ---------------
Change in Unrealized Appreciation
 (Depreciation) During The Period...............       73,642,619       21,883,776        1,974,225
                                                 ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                      $     61,317,589  $    30,555,489  $    10,458,034
                                                 ================  ===============  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                         VALIC COMPANY I   VALIC COMPANY I  VALIC COMPANY I    VALIC COMPANY I     VALIC COMPANY I
                         SMALL CAP INDEX     CORE EQUITY    GROWTH & INCOME  SCIENCE & TECHNOLOGY     SMALL CAP
                              FUND              FUND             FUND                FUND               FUND
  STATEMENT OF ASSETS   ----------------  ----------------  ---------------  -------------------- ----------------
    AND LIABILITIES        DIVISION 14       DIVISION 15      DIVISION 16        DIVISION 17         DIVISION 18
AS OF DECEMBER 31, 2010 ----------------  ----------------  ---------------  -------------------- ----------------
 ASSETS AND
  LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
    at Fair Value       $    907,264,034  $    235,118,398  $    84,135,886    $    811,924,280   $    327,614,959
   Balance Due From
    (To) VALIC
    General
    Account, Net                (403,267)         (112,602)         (66,186)           (140,430)           (33,717)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net           2,092,647           426,877           94,777           1,035,107            432,151
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Net Assets &
  Liabilities           $    908,953,414  $    235,432,673  $    84,164,477    $    812,818,957   $    328,013,393
                        ================  ================  ===============    ================   ================
 CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable
    Contract Loans
    - Partial
    Withdrawals
    with Right of
    Reinvestment)       $    908,496,097  $    235,224,677  $    84,104,121    $    812,361,255   $    327,761,552
   Reserves For
    Annuity
    Contracts On
    Benefit                      457,317           207,996           60,356             457,702            251,841
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Total Contract
  Owner Reserves             908,953,414       235,432,673       84,164,477         812,818,957        328,013,393
   Capital Surplus                    --                --               --                  --                 --
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Total Contract
  Owner Reserves and
  Capital Surplus       $    908,953,414  $    235,432,673  $    84,164,477    $    812,818,957   $    328,013,393
                        ================  ================  ===============    ================   ================
 NET ASSETS
  ATTRIBUTABLE TO:
   Accumulation
    Units
    Outstanding         $    908,496,097  $    235,224,677  $    84,104,121    $    812,361,255   $    327,761,552
   Contracts in
    Payout
    (Annuitization)
    Period                       457,317           207,996           60,356             457,702            251,841
   Funds Retained
    in Separate
    Account A by
    VALIC                             --                --               --                  --                 --
                        ----------------  ----------------  ---------------    ----------------   ----------------
 TOTAL NET ASSETS       $    908,953,414  $    235,432,673  $    84,164,477    $    812,818,957   $    328,013,393
                        ================  ================  ===============    ================   ================
 TOTAL UNITS
  OUTSTANDING            239,145,143.749   114,336,646.851   37,680,048.843     293,661,819.918    114,707,056.783
                        ================  ================  ===============    ================   ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
-----------------------
 INVESTMENT INCOME:
   Dividends From
    Mutual Funds        $      7,352,009  $      2,827,749  $       986,084    $         20,292   $        532,409
 EXPENSES:
   Mortality And
    Expense Risk
    Charge                     7,594,554         2,166,675          762,292           6,885,526          2,792,703
   Reimbursements
    Of Expenses                       --                --               --                  --                 --
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Net Investment
  Income (Loss)         $       (242,545) $        661,074  $       223,792    $     (6,865,234)  $     (2,260,294)
                        ----------------  ----------------  ---------------    ----------------   ----------------
 REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
   Realized Gains
    (Losses) on
    Sale of Fund
    Shares              $    (27,231,150) $     (2,853,955) $       531,369    $     25,625,044   $      3,504,472
   Capital Gains
    Distributions
    From Mutual
    Funds                             --                --               --                  --                 --
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Realized Gains
  (Losses) On
  Investments                (27,231,150)       (2,853,955)         531,369          25,625,044          3,504,472
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Change in
  Unrealized
  Appreciation
  (Depreciation)
  During The Period          214,806,444        27,181,255        7,744,946         123,511,240         72,918,608
                        ----------------  ----------------  ---------------    ----------------   ----------------
 INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS            $    187,332,749  $     24,988,374  $     8,500,107    $    142,271,050   $     74,162,786
                        ================  ================  ===============    ================   ================

                           VALIC COMPANY I     VALIC COMPANY I
                        INTERNATIONAL GROWTH I   CORE VALUE
                                 FUND               FUND
  STATEMENT OF ASSETS   ---------------------- ---------------
    AND LIABILITIES          DIVISION 20         DIVISION 21
AS OF DECEMBER 31, 2010 ---------------------- ---------------
 ASSETS AND
  LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
    at Fair Value          $    595,970,291    $   151,115,726
   Balance Due From
    (To) VALIC
    General
    Account, Net                    416,550           (155,037)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net              1,600,256            361,165
                           ----------------    ---------------
 Net Assets &
  Liabilities              $    597,987,097    $   151,321,854
                           ================    ===============
 CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable
    Contract Loans
    - Partial
    Withdrawals
    with Right of
    Reinvestment)          $    597,577,283    $   151,205,412
   Reserves For
    Annuity
    Contracts On
    Benefit                         409,814            116,442
                           ----------------    ---------------
 Total Contract
  Owner Reserves                597,987,097        151,321,854
   Capital Surplus                       --                 --
                           ----------------    ---------------
 Total Contract
  Owner Reserves and
  Capital Surplus          $    597,987,097    $   151,321,854
                           ================    ===============
 NET ASSETS
  ATTRIBUTABLE TO:
   Accumulation
    Units
    Outstanding            $    597,577,283    $   151,205,412
   Contracts in
    Payout
    (Annuitization)
    Period                          409,814            116,442
   Funds Retained
    in Separate
    Account A by
    VALIC                                --                 --
                           ----------------    ---------------
 TOTAL NET ASSETS          $    597,987,097    $   151,321,854
                           ================    ===============
 TOTAL UNITS
  OUTSTANDING               259,788,253.380     93,955,425.425
                           ================    ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
-----------------------
 INVESTMENT INCOME:
   Dividends From
    Mutual Funds           $      7,819,119    $     1,825,426
 EXPENSES:
   Mortality And
    Expense Risk
    Charge                        4,844,746          1,246,183
   Reimbursements
    Of Expenses                          --                 --
                           ----------------    ---------------
 Net Investment
  Income (Loss)            $      2,974,373    $       579,243
                           ----------------    ---------------
 REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
   Realized Gains
    (Losses) on
    Sale of Fund
    Shares                 $     (1,105,852)   $    (3,786,408)
   Capital Gains
    Distributions
    From Mutual
    Funds                                --                 --
                           ----------------    ---------------
 Realized Gains
  (Losses) On
  Investments                    (1,105,852)        (3,786,408)
                           ----------------    ---------------
 Change in
  Unrealized
  Appreciation
  (Depreciation)
  During The Period              54,634,846         21,073,965
                           ----------------    ---------------
 INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS               $     56,503,367    $    17,866,800
                           ================    ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                             VANGUARD            VANGUARD          VANGUARD          VANGUARD       VALIC COMPANY II
                        LT INVESTMENT GRADE LONG-TERM TREASURY    WINDSOR II        WELLINGTON     INTERNATIONAL SMALL
                               FUND                FUND              FUND              FUND          CAP EQUITY FUND
  STATEMENT OF ASSETS   ------------------- ------------------ ----------------  ----------------  -------------------
    AND LIABILITIES         DIVISION 22        DIVISION 23        DIVISION 24       DIVISION 25        DIVISION 33
AS OF DECEMBER 31, 2010 ------------------- ------------------ ----------------  ----------------  -------------------
 ASSETS AND
  LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
     at Fair Value.....   $   191,112,076    $    288,303,733  $  1,459,541,324  $  1,553,449,495   $    636,526,881
   Balance Due From
    (To) VALIC
    General
     Account, Net......           (45,741)           (124,697)         (849,529)          450,598           (304,927)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net...           300,508             322,551         3,728,018         4,690,059          1,193,080
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Net Assets &
  Liabilities             $   191,366,843    $    288,501,587  $  1,462,419,813  $  1,558,590,152   $    637,415,034
                          ===============    ================  ================  ================   ================
 CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable
    Contract Loans
    - Partial
    Withdrawals
    with Right of
     Reinvestment).....   $   191,322,749    $    288,439,755  $  1,461,889,447  $  1,556,827,535   $    637,358,639
   Reserves For
    Annuity
    Contracts On
     Benefit...........            44,094              61,832           530,366         1,762,617             56,395
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Total Contract
  Owner Reserves              191,366,843         288,501,587     1,462,419,813     1,558,590,152        637,415,034
    Capital Surplus....                --                  --                --                --                 --
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Total Contract
  Owner Reserves and
  Capital Surplus         $   191,366,843    $    288,501,587  $  1,462,419,813  $  1,558,590,152   $    637,415,034
                          ===============    ================  ================  ================   ================
 NET ASSETS
  ATTRIBUTABLE TO:
   Accumulation
    Units
     Outstanding.......   $   191,322,749    $    288,439,755  $  1,461,889,447  $  1,556,827,535   $    637,358,639
   Contracts in
    Payout
    (Annuitization)
     Period............            44,094              61,832           530,366         1,762,617             56,395
   Funds Retained
    in Separate
    Account A by
     VALIC.............                --                  --                --                --                 --
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Total Net Assets         $   191,366,843    $    288,501,587  $  1,462,419,813  $ $1,558,590,152   $    637,415,034
                          ===============    ================  ================  ================   ================
 TOTAL UNITS
  OUTSTANDING              80,640,987.045     120,333,020.583   655,224,445.890   590,076,189.082    338,205,868.859
                          ===============    ================  ================  ================   ================
STATEMENT OF
OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
------------------
 INVESTMENT INCOME:
   Dividends From
     Mutual Funds......   $    10,347,368    $    $12,504,516  $     28,232,488  $     41,681,012   $      6,064,294
 EXPENSES:
   Mortality And
    Expense Risk
     Charge............         2,203,158           3,706,646        17,029,668        17,138,720          5,699,001
   Reimbursements
     Of Expenses.......          (459,617)           (775,915)               --                --         (1,469,479)
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Net Investment
  Income (Loss)           $     8,603,827    $      9,573,785  $     11,202,820  $     24,542,292   $      1,834,772
                          ---------------    ----------------  ----------------  ----------------   ----------------
 REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
   Realized Gains
    (Losses) on
    Sale of Fund
     Shares............   $     1,215,919    $     (3,728,196) $    (37,609,883) $     (3,821,417)  $    (22,019,252)
   Capital Gains
    Distributions
    From Mutual
     Funds.............                --           8,503,812                --                --                 --
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Realized Gains
  (Losses) On
  Investments                   1,215,919           4,775,616       (37,609,883)       (3,821,417)       (22,019,252)
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Change in
  Unrealized
  Appreciation
  (Depreciation)
  During The Period             6,366,111           9,571,013       153,259,111       115,764,053        124,163,671
                          ---------------    ----------------  ----------------  ----------------   ----------------
 INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS              $    16,185,857    $     23,920,414  $    126,852,048  $    136,484,928   $    103,979,191
                          ===============    ================  ================  ================   ================

                        VALIC COMPANY II VALIC COMPANY II
                        SMALL CAP GROWTH SMALL CAP VALUE
                              FUND             FUND
  STATEMENT OF ASSETS   ---------------- ----------------
    AND LIABILITIES       DIVISION 35      DIVISION 36
AS OF DECEMBER 31, 2010 ---------------- ----------------
 ASSETS AND
  LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
     at Fair Value..... $    69,198,813  $    446,944,999
   Balance Due From
    (To) VALIC
    General
     Account, Net......           4,929           (28,765)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net...          48,310         1,339,447
                        ---------------  ----------------
 Net Assets &
  Liabilities           $    69,252,052  $    448,255,681
                        ===============  ================
 CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable
    Contract Loans
    - Partial
    Withdrawals
    with Right of
     Reinvestment)..... $    69,247,205  $    448,182,113
   Reserves For
    Annuity
    Contracts On
     Benefit...........           4,847            73,568
                        ---------------  ----------------
 Total Contract
  Owner Reserves             69,252,052       448,255,681
    Capital Surplus....              --                --
                        ---------------  ----------------
 Total Contract
  Owner Reserves and
  Capital Surplus       $    69,252,052  $    448,255,681
                        ===============  ================
 NET ASSETS
  ATTRIBUTABLE TO:
   Accumulation
    Units
     Outstanding....... $    69,247,205  $    448,182,113
   Contracts in
    Payout
    (Annuitization)
     Period............           4,847            73,568
   Funds Retained
    in Separate
    Account A by
     VALIC.............              --                --
                        ---------------  ----------------
 Total Net Assets       $    69,252,052  $    448,255,681
                        ===============  ================
 TOTAL UNITS
  OUTSTANDING            40,164,657.252   184,160,576.792
                        ===============  ================
STATEMENT OF
OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
------------------
 INVESTMENT INCOME:
   Dividends From
     Mutual Funds...... $            --  $      4,441,554
 EXPENSES:
   Mortality And
    Expense Risk
     Charge............         473,558         3,630,853
   Reimbursements
     Of Expenses.......        (124,342)         (948,616)
                        ---------------  ----------------
 Net Investment
  Income (Loss)         $      (349,216) $      1,759,317
                        ---------------  ----------------
 REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
   Realized Gains
    (Losses) on
    Sale of Fund
     Shares............ $      (343,171) $     (8,953,098)
   Capital Gains
    Distributions
    From Mutual
     Funds.............              --                --
                        ---------------  ----------------
 Realized Gains
  (Losses) On
  Investments                  (343,171)       (8,953,098)
                        ---------------  ----------------
 Change in
  Unrealized
  Appreciation
  (Depreciation)
  During The Period          15,851,503        96,096,296
                        ---------------  ----------------
 INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS            $    15,159,116  $     88,902,515
                        ===============  ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                              VALIC                              VALIC
                          VALIC                             COMPANY II         VALIC          COMPANY II          VALIC
                      COMPANY II MID        VALIC            CAPITAL        COMPANY II         SOCIALLY         COMPANY II
                        CAP GROWTH      COMPANY II MID     APPRECIATION      LARGE CAP        RESPONSIBLE      MONEY MARKET
STATEMENT OF ASSETS        FUND         CAP VALUE FUND         FUND         VALUE FUND           FUND            II FUND
  AND LIABILITIES    ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
AS OF DECEMBER 31,     DIVISION 37       DIVISION 38       DIVISION 39      DIVISION 40       DIVISION 41      DIVISION 44
       2010          ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
ASSETS AND
 LIABILITIES:
Investments in
 Shares Of Mutual
 Funds, at Fair
 Value.............. $    160,803,897  $    554,028,338  $    30,727,111  $   165,123,606  $    760,412,901  $    185,474,521
Balance Due From
 (To) VALIC General
 Account, Net.......         (518,557)          450,038          (21,391)        (158,760)         (632,508)         (338,962)
Receivable
 (Payable) For
 Mutual Fund Sales
 (Purchases), Net...          713,712           582,826           64,595          384,809         2,457,181           656,065
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Net Assets &
 Liabilities........ $    160,999,052  $    555,061,202  $    30,770,315  $   165,349,655  $    762,237,574  $    185,791,624
                     ================  ================  ===============  ===============  ================  ================
CONTRACT OWNER
 RESERVES AND
 CAPITAL SURPLUS:
Reserves For
 Redeemable Annuity
 Contracts (Net of
 Applicable
 Contract Loans -
 Partial
 Withdrawals with
 Right of
 Reinvestment)       $    160,992,713  $    554,911,931  $    30,770,315  $   165,337,254  $    762,192,462  $    185,747,034
Reserves For
 Annuity Contracts
 On Benefit.........            6,339           149,271                            12,401            45,112            44,590
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Total Contract
 Owner Reserves.....      160,999,052       555,061,202       30,770,315      165,349,655       762,237,574       185,791,624
Capital Surplus
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Total Contract
 Owner Reserves and
 Capital Surplus.... $    160,999,052  $    555,061,202  $    30,770,315  $   165,349,655  $    762,237,574  $    185,791,624
                     ================  ================  ===============  ===============  ================  ================
NET ASSETS
 ATTRIBUTABLE TO:
Accumulation Units
 Outstanding........ $    160,992,713  $    554,911,931  $    30,770,315  $   165,337,254  $    762,192,462  $    185,747,034
Contracts in Payout
 (Annuitization)
 Period.............            6,339           149,271                            12,401            45,112            44,590
Funds Retained in
 Separate Account A
 by VALIC                          --                --               --               --                --                --
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
TOTAL NET ASSETS.... $    160,999,052  $    555,061,202  $    30,770,315  $   165,349,655  $    762,237,574  $    185,791,624
                     ================  ================  ===============  ===============  ================  ================
TOTAL UNITS
 OUTSTANDING........  118,026,510.922   165,538,134.649   31,068,954.764   96,600,037.262   543,534,533.256   145,958,101.955
                     ================  ================  ===============  ===============  ================  ================
STATEMENT OF
OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
------------------
INVESTMENT INCOME:
Dividends From
 Mutual Funds....... $             --  $      3,395,984  $       114,160  $     2,048,103  $      8,187,549  $         21,115
EXPENSES:
Mortality And
 Expense Risk Charge        1,749,723         4,496,449          271,252        1,525,687         7,116,094         2,001,315
Reimbursements Of
 Expenses...........         (448,714)       (1,213,583)         (71,700)        (397,042)       (1,816,850)         (528,724)
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Net Investment
 Income (Loss)...... $     (1,301,009) $        113,118  $       (85,392) $       919,458  $      2,888,305  $     (1,451,476)
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
REALIZED GAINS
 (LOSSES) ON
 INVESTMENTS:
Realized Gains
 (Losses) on Sale
 of Fund Shares..... $      4,479,959  $             --  $    (5,530,316) $    (7,400,527) $       (397,858) $    (28,627,314)
Capital Gains
 Distributions From
 Mutual Funds.......               --                --               --               --                --                --
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Realized Gains
 (Losses) On
 Investments........ $      4,479,959  $     (5,530,316) $      (397,858) $    (7,400,527) $    (28,627,314) $             --
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Change in
 Unrealized
 Appreciation
 (Depreciation)
 During The Period..       31,033,498        99,607,648        4,164,300       29,078,166       121,929,701                --
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS......... $     34,212,448  $     94,190,450  $     3,681,050  $    22,597,097  $     96,190,692  $     (1,451,476)
                     ================  ================  ===============  ===============  ================  ================

                          VALIC
                        COMPANY I
                      NASDAQ-100 (R)
STATEMENT OF ASSETS     INDEX FUND
  AND LIABILITIES    ----------------
AS OF DECEMBER 31,     DIVISION 46
       2010          ----------------
ASSETS AND
 LIABILITIES:
Investments in
 Shares Of Mutual
 Funds, at Fair
 Value.............. $    114,995,240
Balance Due From
 (To) VALIC General
 Account, Net.......          (19,634)
Receivable
 (Payable) For
 Mutual Fund Sales
 (Purchases), Net...          144,475
                     ----------------
Net Assets &
 Liabilities........ $    115,120,081
                     ================
CONTRACT OWNER
 RESERVES AND
 CAPITAL SURPLUS:
Reserves For
 Redeemable Annuity
 Contracts (Net of
 Applicable
 Contract Loans -
 Partial
 Withdrawals with
 Right of
 Reinvestment)       $    115,111,845
Reserves For
 Annuity Contracts
 On Benefit.........            8,236
                     ----------------
Total Contract
 Owner Reserves.....      115,120,081
Capital Surplus
                     ----------------
Total Contract
 Owner Reserves and
 Capital Surplus.... $    115,120,081
                     ================
NET ASSETS
 ATTRIBUTABLE TO:
Accumulation Units
 Outstanding........ $    115,111,845
Contracts in Payout
 (Annuitization)
 Period.............            8,236
Funds Retained in
 Separate Account A
 by VALIC                          --
                     ----------------
TOTAL NET ASSETS.... $    115,120,081
                     ================
TOTAL UNITS
 OUTSTANDING........  187,997,148.283
                     ================
STATEMENT OF
OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
------------------
INVESTMENT INCOME:
Dividends From
 Mutual Funds....... $        268,344
EXPENSES:
Mortality And
 Expense Risk Charge          994,445
Reimbursements Of
 Expenses...........
                     ----------------
Net Investment
 Income (Loss)...... $       (726,101)
                     ----------------
REALIZED GAINS
 (LOSSES) ON
 INVESTMENTS:
Realized Gains
 (Losses) on Sale
 of Fund Shares..... $      1,234,917
Capital Gains
 Distributions From
 Mutual Funds.......               --
                     ----------------
Realized Gains
 (Losses) On
 Investments........ $      1,234,917
                     ----------------
Change in
 Unrealized
 Appreciation
 (Depreciation)
 During The Period..       17,480,380
                     ----------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS......... $     17,989,196
                     ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                        VALIC COMPANY II  VALIC COMPANY II   VALIC COMPANY II   VIMGUARD LIFESTRATEGY VINGUARD LIFESTRATEGY
                        AGGRESSIVE GROWTH MODERATE GROWTH   CONSERVATIVE GROWTH        GROWTH            MODERATE GROWTH
  STATEMENT OF ASSETS    LIFESTYLE FUND    LIFESTYLE FUND     LIFESTYLE FUND            FUND                  FUND
    AND LIABILITIES     ----------------- ----------------  ------------------- --------------------- ---------------------
AS OF DECEMBER 31, 2010    DIVISION 48      DIVISION 49         DIVISION 50          DIVISION 52           DIVISION 53
----------------------- ----------------- ----------------  ------------------- --------------------- ---------------------
 ASSETS AND
   LIABILITIES:
   Investments in
    Shares Of Mutual
    Funds, at Fair
    Value..............  $   153,155,496  $    236,103,784    $   100,998,925      $   146,181,085       $   158,119,897
   Balance Due From
    (To) VALIC
    General Account,
    Net................         (204,498)          (83,933)            (7,207)              (1,957)              (49,094)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net...          556,292           425,271            191,947              173,842               486,273
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Net Assets &
   Liabilities.........  $   153,507,290  $    236,445,122    $   101,183,665      $   146,352,970       $   158,557,076
                         ---------------  ----------------    ---------------      ---------------       ---------------
 CONTRACT OWNER
   RESERVES AND
   CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable......
   Contract Loans -
    Partial
    Withdrawals with
    Right of
    Reinvestment)......  $   153,497,523  $    236,439,329    $   101,183,665      $   146,331,193       $   158,547,155
   Reserves For
    Annuity
    Contracts On
    Benefit............            9,767             5,793                                  21,777                 9,921
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Total Contract
   Owner Reserves
   Capital Surplus.....      153,507,290       236,445,122        101,183,665          146,352,970           158,557,076
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Total Contract
   Owner Reserves
   and Capital
   Surplus.............  $   153,507,290  $    236,445,122    $   101,183,665      $   146,352,970       $   158,557,076
                         ---------------  ----------------    ---------------      ---------------       ---------------
 NET ASSETS
   ATTRIBUTABLE TO:
   Accumulation
   Units Outstanding...  $   153,497,523  $    236,439,329    $   101,183,665      $   146,331,193       $   158,547,155
   Contracts in
    Payout
    (Annuitization)
    Period.............            9,767             5,793                 --               21,777                 9,921
   Funds Retained in
    Separate Account
    A by VALIC.........               --                --                 --                   --                    --
                         ---------------  ----------------    ---------------      ---------------       ---------------
 TOTAL NET ASSETS......  $   153,507,290  $    236,445,122    $   101,183,665      $   146,352,970       $   158,557,076
                         ===============  ================    ===============      ===============       ===============
 TOTAL UNITS
   OUTSTANDING.........   78,398,125.222   113,111,626.927     48,658,177.801       93,569,168.665        98,281,349.787
                         ===============  ================    ===============      ===============       ===============
 STATEMENT OF
   OPERATIONS FOR
   THE YEAR ENDED
   DECEMBER 31, 2010
 INVESTMENT INCOME:
   Dividends From
    Mutual Funds.......  $     3,182,868  $      5,787,238    $     2,690,802      $     2,708,199       $     3,391,761
 EXPENSES:
   Mortality And
    Expense Risk
    Charge.............        1,200,346         1,865,284            764,243            1,580,364             1,753,893
   Reimbursements Of
    Expenses...........         (311,323)         (481,713)          (201,385)
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Net Investment
   Income (Loss).......  $     2,293,845  $      4,403,667    $     2,127,944      $     1,127,835       $     1,637,868
                         ---------------  ----------------    ---------------      ---------------       ---------------
 REALIZED GAINS
   (LOSSES) ON
   INVESTMENTS:
   Realized Gains
    (Losses) on Sale
    of Fund Shares.....  $      (907,433) $        625,970    $     1,055,768      $      (123,710)      $       248,802
   Capital Gains
    Distribzutions
   From Mutual Funds...               --                --                                  58,761               239,351
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Realized Gains
   (Losses) On
   Investments.........         (907,433)          625,970          1,055,768              (64,949)              488,153
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Change in
   Unrealized
   Appreciation
   (Depreciation)
   During The Period...       17,608,948        22,106,903          7,035,561           16,321,757            14,704,021
                         ---------------  ----------------    ---------------      ---------------       ---------------
 INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS.....  $    18,995,360  $     27,136,540    $    10,219,273      $    17,384,643       $    16,830,042
                         ===============  ================    ===============      ===============       ===============

                        VANGUARD LIFESTRATEGY VALIC COMPANY II
                         CONSERVATIVE GROWTH     CORE BOND
  STATEMENT OF ASSETS           FUND                FUND
    AND LIABILITIES     --------------------- ----------------
AS OF DECEMBER 31, 2010      DIVISION 54        DIVISION 58
----------------------- --------------------- ----------------
 ASSETS AND
   LIABILITIES:
   Investments in
    Shares Of Mutual
    Funds, at Fair
    Value..............    $    62,190,678    $    245,618,158
   Balance Due From
    (To) VALIC
    General Account,
    Net................            (37,889)            498,769
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net...            515,104             129,143
                           ---------------    ----------------
 Net Assets &
   Liabilities.........    $    62,667,893    $    246,246,070
                           ---------------    ----------------
 CONTRACT OWNER
   RESERVES AND
   CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable......
   Contract Loans -
    Partial
    Withdrawals with
    Right of
    Reinvestment)......    $    62,667,893    $    246,228,223
   Reserves For
    Annuity
    Contracts On
    Benefit............                 --              17,847
                           ---------------    ----------------
 Total Contract
   Owner Reserves
   Capital Surplus.....         62,667,893         246,246,070
                           ---------------    ----------------
 Total Contract
   Owner Reserves
   and Capital
   Surplus.............    $    62,667,893    $    246,246,070
                           ---------------    ----------------
 NET ASSETS
   ATTRIBUTABLE TO:
   Accumulation
   Units Outstanding...    $    62,667,893    $    246,228,223
   Contracts in
    Payout
    (Annuitization)
    Period.............                 --              17,847
   Funds Retained in
    Separate Account
    A by VALIC.........                 --                  --
                           ---------------    ----------------
 TOTAL NET ASSETS......    $    62,667,893    $    246,246,070
                           ===============    ================
 TOTAL UNITS
   OUTSTANDING.........     39,028,627.479     144,575,493.639
                           ===============    ================
 STATEMENT OF
   OPERATIONS FOR
   THE YEAR ENDED
   DECEMBER 31, 2010
 INVESTMENT INCOME:
   Dividends From
    Mutual Funds.......    $     1,480,356    $      6,418,822
 EXPENSES:
   Mortality And
    Expense Risk
    Charge.............            689,140           1,656,273
   Reimbursements Of
    Expenses...........                               (440,175)
                           ---------------    ----------------
 Net Investment
   Income (Loss).......    $       791,216    $      5,202,724
                           ---------------    ----------------
 REALIZED GAINS
   (LOSSES) ON
   INVESTMENTS:
   Realized Gains
    (Losses) on Sale
    of Fund Shares.....    $      (608,160)   $        283,431
   Capital Gains
    Distribzutions
   From Mutual Funds...             90,999                  --
                           ---------------    ----------------
 Realized Gains
   (Losses) On
   Investments.........           (517,161)            283,431
                           ---------------    ----------------
 Change in
   Unrealized
   Appreciation
   (Depreciation)
   During The Period...          5,155,655           7,998,435
                           ---------------    ----------------
 INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS.....    $     5,429,710    $     13,484,590
                           ===============    ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                            VALIC              VALIC                                                                 VALIC
                          COMPANY II        COMPANY II                            ARIEL          LOU HOLLAND     COMPANY I BLUE
                        STRATEGIC BOND    HIGH YIELD BOND        ARIEL         APPRECIATION        GROWTH         CHIP GROWTH
STATEMENT OF ASSETS          FUND              FUND              FUND              FUND             FUND              FUND
AND LIABILITIES        ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
  AS OF DECEMBER         DIVISION 59        DIVISION 60       DIVISION 68      DIVISION 69       DIVISION 70      DIVISION 72
      31,2010          ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
ASSETS AND
 LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
    at Fair Value..... $    411,004,373  $    206,828,278  $    395,912,992  $    284,419,648  $    50,682,587  $    376,253,482
   Balance Due From
    (To) VALIC
    General
    Account, Net......         (174,643)         (213,340)         (152,272)          (70,538)           1,620          (922,585)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net..          844,579           501,106           691,308           547,910           30,024         1,735,190
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Net Assets &
 Liabilities.......... $    411,674,309  $    207,116,044  $    396,452,028  $    284,897,020  $    50,714,231  $    377,066,087
                       ================  ================  ================  ================  ===============  ================
CONTRACT OWNER
 RESERVES AND
 CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable.....
   Contract Loans -
    Partial
    Withdrawals
    with Right of
    Reinvestment)..... $    411,505,248  $    207,103,461  $    396,211,627  $    284,420,528  $    50,697,259  $    377,019,234
   Reserves For
    Annuity
    Contracts On
    Benefit...........          169,061            12,583           240,401           476,492           16,972            46,853
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Total Contract
 Owner Reserves
 Capital Surplus......      411,674,309       207,116,044       396,452,028       284,897,020       50,714,231       377,066,087
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Total Contract
 Owner Reserves and
 Capital Surplus...... $    411,674,309  $    207,116,044  $    396,452,028  $    284,897,020  $    50,714,231  $    377,066,087
                       ================  ================  ================  ================  ===============  ================
NET ASSETS
 ATTRIBUTABLE TO:
   Accumulation
    Units
    Outstanding....... $    411,505,248  $    207,103,461  $    396,211,627  $    284,420,528  $    50,697,259  $    377,019,234
   Contracts in
    Payout
    (Annuitization)
    Period............          169,061            12,583           240,401           476,492           16,972            46,853
   Funds Retained
    in Separate
    Account A by
    VALIC.............
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
TOTAL NET ASSETS...... $    411,674,309  $    207,116,044  $    396,452,028  $    284,897,020  $    50,714,231  $    377,066,087
                       ================  ================  ================  ================  ===============  ================
TOTAL UNITS
 OUTSTANDING..........  181,558,558.240   103,234,828.381   204,027,778.691   149,428,272.693   47,876,171.153   390,793,884.369
                       ================  ================  ================  ================  ===============  ================
STATEMENT OF
OPERATIONS FOR THE
YEAR ENDED DECEMBER
31, 2010
-------------------
INVESTMENT INCOME:
   Dividends From
    Mutual Funds...... $     21,308,451  $     15,615,473  $         32,704  $         88,011  $            --  $        156,635
EXPENSES:
   Mortality And
    Expense Risk
    Charge............        3,626,729         1,956,976         4,091,356         3,062,281          516,426         3,847,957
   Reimbursements
    Of Expenses.......         (946,501)         (509,327)         (866,438)         (641,175)        (114,014)               --
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Net Investment
 Income (Loss)........ $     18,628,223  $     14,167,824  $     (3,192,214) $     (2,333,095) $      (402,412) $     (3,691,322)
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
REALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized Gains
 (Losses) on Sale
 of Fund Shares....... $        434,378  $     (1,418,110) $     (7,320,971) $     (5,873,771) $     1,018,017  $     11,221,878
Capital Gains
 Distributions From
 Mutual Funds.........               --                --                --                --        1,185,129                --
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Realized Gains
 (Losses) On
 Investments..........          434,378        (1,418,110)       (7,320,971)       (5,873,771)       2,303,146        11,221,878
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Change in
 Unrealized
 Appreciation
 (Depreciation)
 During The Period....       17,721,453        11,576,429        89,670,611        52,810,183        3,989,970        46,470,676
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS........... $     36,784,054  $     24,326,143  $     79,157,426  $     44,603,317  $     5,790,704  $     54,001,232
                       ================  ================  ================  ================  ===============  ================

                             VALIC
                           COMPANY I
                        HEALTH SCIENCES
STATEMENT OF ASSETS          FUND
AND LIABILITIES        ----------------
  AS OF DECEMBER          DIVISION 73
      31,2010          ----------------
ASSETS AND
 LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
    at Fair Value..... $    186,054,548
   Balance Due From
    (To) VALIC
    General
    Account, Net......          (42,787)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net..          267,645
                       ----------------
Net Assets &
 Liabilities.......... $    186,279,406
                       ================
CONTRACT OWNER
 RESERVES AND
 CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable.....
   Contract Loans -
    Partial
    Withdrawals
    with Right of
    Reinvestment)..... $    186,204,109
   Reserves For
    Annuity
    Contracts On
    Benefit...........           75,297
                       ----------------
Total Contract
 Owner Reserves
 Capital Surplus......      186,279,406
                       ----------------
Total Contract
 Owner Reserves and
 Capital Surplus...... $    186,279,406
                       ================
NET ASSETS
 ATTRIBUTABLE TO:
   Accumulation
    Units
    Outstanding....... $    186,204,109
   Contracts in
    Payout
    (Annuitization)
    Period............           75,297
   Funds Retained
    in Separate
    Account A by
    VALIC.............
                       ----------------
TOTAL NET ASSETS...... $    186,279,406
                       ================
TOTAL UNITS
 OUTSTANDING..........  126,202,639.531
                       ================
STATEMENT OF
OPERATIONS FOR THE
YEAR ENDED DECEMBER
31, 2010
-------------------
INVESTMENT INCOME:
   Dividends From
    Mutual Funds...... $             --
EXPENSES:
   Mortality And
    Expense Risk
    Charge............        1,671,989
   Reimbursements
    Of Expenses.......               --
                       ----------------
Net Investment
 Income (Loss)........ $     (1,671,989)
                       ----------------
REALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized Gains
 (Losses) on Sale
 of Fund Shares....... $     (2,867,449)
Capital Gains
 Distributions From
 Mutual Funds.........               --
                       ----------------
Realized Gains
 (Losses) On
 Investments..........       (2,867,449)
                       ----------------
Change in
 Unrealized
 Appreciation
 (Depreciation)
 During The Period....       28,511,494
                       ----------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS........... $     23,972,056
                       ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                      VALIC                               VALIC
                                     VALIC          COMPANY I           VALIC           COMPANY I
                                   COMPANY I        BROAD CAP         COMPANY I         INFLATION           VALIC
                                     VALUE         VALUE INCOME       LARGE CAP         PROTECTED         COMPANY I
                                     FUND              FUND           CORE FUND           FUND           GROWTH FUND
                                ---------------  ---------------  ----------------  ----------------  ----------------
STATEMENT OF ASSETS AND
LIABILITIES AS OF
DECEMBER 31, 2010                 DIVISION 74      DIVISION 75       DIVISION 76       DIVISION 77       DIVISION 78
-----------------------         ---------------  ---------------  ----------------  ----------------  ----------------
ASSETS AND LIABILITIES:
  Investments in Shares Of
   Mutual Funds, at Fair Value. $   124,526,982  $    24,179,450  $    126,702,803  $    247,749,698  $    746,585,788
  Balance Due From (To) VALIC
   General Account, Net........        (170,524)          (8,937)         (571,174)         (218,992)         (121,776)
  Receivable (Payable) For
   Mutual Fund Sales
   (Purchases), Net............         347,955           28,944         1,008,755           654,772         1,214,773
                                ---------------  ---------------  ----------------  ----------------  ----------------
NET ASSETS & LIABILITIES....... $   124,704,413  $    24,199,457  $    127,140,384  $    248,185,478  $    747,678,785
                                ---------------  ---------------  ----------------  ----------------  ----------------
CONTRACT OWNER RESERVES AND
  CAPITAL SURPLUS:
  Reserves For Redeemable
   Annuity Contracts (Net of
   Applicable..................
  Contract Loans-- Partial
   Withdrawals with Right of
   Reinvestment)............... $   124,704,158  $    21,552,929  $    127,122,068  $    248,178,903  $    747,441,439
  Reserves For Annuity
   Contracts On Benefit........             255               --            18,316             6,575           237,346
                                ---------------  ---------------  ----------------  ----------------  ----------------
Total Contract Owner Reserves..     124,704,413       21,552,929       127,140,384       248,185,478       747,678,785
   Capital Surplus.............              --        2,646,528                --                --                --
                                ---------------  ---------------  ----------------  ----------------  ----------------
Total Contract Owner Reserves
  and Capital Surplus.......... $   124,704,413  $    24,199,457  $    127,140,384  $    248,185,478  $    747,678,785
                                ---------------  ---------------  ----------------  ----------------  ----------------
NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units
   Outstanding.................     124,704,158       21,552,929       127,122,068       248,178,903       747,441,439
  Contracts in Payout
   (Annuitization) Period......             255               --            18,316             6,575           237,346
  Funds Retained in Separate
   Account A by VALIC..........              --        2,646,528                --                --                --
                                ---------------  ---------------  ----------------  ----------------  ----------------
Total Net Assets............... $   124,704,413  $    24,199,457  $    127,140,384  $    248,185,478  $    747,678,785
                                ---------------  ---------------  ----------------  ----------------  ----------------
Total Units Outstanding........  98,832,736.925   20,311,264.172   101,953,757.410   208,879,927.911   705,473,424.311
                                ---------------  ---------------  ----------------  ----------------  ----------------
STATEMENT OF OPERATIONS
For the Year Ended
  December 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds. $       875,668  $       389,203  $      1,343,322  $      5,622,680  $      4,559,069
EXPENSES:
  Mortality And Expense Risk
   Charge......................       1,280,317          181,096         1,170,450         2,250,508         6,476,403
  Reimbursements Of Expenses...              --               --                --                --                --
                                ---------------  ---------------  ----------------  ----------------  ----------------
Net Investment Income (Loss)... $      (404,649) $       208,107  $        172,872  $      3,372,172  $     (1,917,334)
                                ---------------  ---------------  ----------------  ----------------  ----------------
REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized Gains (Losses) on
   Sale of Fund Shares......... $    10,159,234  $      (464,149) $     14,835,683  $      1,177,330  $      2,613,680
  Capital Gains Distributions
   From Mutual Funds...........              --               --
                                ---------------  ---------------  ----------------  ----------------  ----------------
Realized Gains (Losses) On
  Investments..................      10,159,234         (464,149)       14,835,683         1,177,330         2,613,680
                                ---------------  ---------------  ----------------  ----------------  ----------------
Change in Unrealized
  Appreciation (Depreciation)
  During The Period............       5,285,836        3,082,824         6,805,504        13,161,961       110,332,300
                                ---------------  ---------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS        $    15,040,421  $     2,826,782  $     21,814,059  $     17,711,463  $    111,028,646
                                ---------------  ---------------  ----------------  ----------------  ----------------

                                      VALIC           SUNAME
                                    COMPANY I        RICA 2015
                                      LARGE            HIGH
                                     CAPITAL         WATERMARK
                                   GROWTH FUND       FUND FUND
                                ----------------  ---------------
STATEMENT OF ASSETS AND
LIABILITIES AS OF
DECEMBER 31, 2010                  DIVISION 79      DIVISION 81
-----------------------         ----------------  ---------------
ASSETS AND LIABILITIES:
  Investments in Shares Of
   Mutual Funds, at Fair Value. $    391,104,556  $    24,366,057
  Balance Due From (To) VALIC
   General Account, Net........         (223,838)          (3,419)
  Receivable (Payable) For
   Mutual Fund Sales
   (Purchases), Net............          625,054              819
                                ----------------  ---------------
NET ASSETS & LIABILITIES....... $    391,505,772  $    24,363,457
                                ----------------  ---------------
CONTRACT OWNER RESERVES AND
  CAPITAL SURPLUS:
  Reserves For Redeemable
   Annuity Contracts (Net of
   Applicable..................
  Contract Loans-- Partial
   Withdrawals with Right of
   Reinvestment)............... $    391,390,245  $    24,363,457
  Reserves For Annuity
   Contracts On Benefit........          115,527               --
                                ----------------  ---------------
Total Contract Owner Reserves..      391,505,772       24,363,457
   Capital Surplus.............               --               --
                                ----------------  ---------------
Total Contract Owner Reserves
  and Capital Surplus.......... $    391,505,772  $    24,363,457
                                ----------------  ---------------
NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units
   Outstanding.................      391,390,245       24,363,457
  Contracts in Payout
   (Annuitization) Period......          115,527               --
  Funds Retained in Separate
   Account A by VALIC..........               --               --
                                ----------------  ---------------
Total Net Assets............... $    391,505,772       24,363,457
                                ----------------  ---------------
Total Units Outstanding........  341,447,375.714   21,371,133.046
                                ----------------  ---------------
STATEMENT OF OPERATIONS
For the Year Ended
  December 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds. $      1,509,646  $       550,773
EXPENSES:
  Mortality And Expense Risk
   Charge......................        3,448,665          322,299
  Reimbursements Of Expenses...               --               --
                                ----------------  ---------------
Net Investment Income (Loss)... $     (1,939,019) $       228,474
                                ----------------  ---------------
REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized Gains (Losses) on
   Sale of Fund Shares......... $       (542,553) $      (239,238)
  Capital Gains Distributions
   From Mutual Funds...........
                                ----------------  ---------------
Realized Gains (Losses) On
  Investments..................         (542,553)        (239,238)
                                ----------------  ---------------
Change in Unrealized
  Appreciation (Depreciation)
  During The Period............       52,040,420        1,392,206
                                ----------------  ---------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS        $     49,558,848  $     1,381,442
                                ----------------  ---------------

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                                   VALIC                              VALIC
                            SUN AMERICA          VALIC            COMPANY            VALIC           COMPANY
                             2020 HIGH       COMPANY I MID      I SMALL CAP         COMPANY        I SMALL CAP
                           WATERMARK FUND    CAP STRATEGIC        SPECIAL         I SMALL MID      AGGRESSIVE
                                FUND          GROWTL FUND       VALUES FUND       GROWTH FUND      GROWTH FUND
-                         ---------------  ----------------  ----------------  ----------------  ---------------
STATEMENT OF ASSETS
AND LIABILITIES AS OF
DECEMBER 31, 2010           DIVISION 82       DIVISION 83       DIVISION 84       DIVISION 85      DIVISION 86
---------------------     ---------------  ----------------  ----------------  ----------------  ---------------
ASSETS AND LIABILITIES:
 Investments in
   Shares Of Mutual
   Funds, at Fair
   Value................. $    14,973,735  $    296,233,514  $    204,522,463  $    113,044,738  $    89,582,685
 Balance Due From
   (To) VALIC
   General Account,
   Net...................          (7,605)            4,057           (19,025)          (26,021)        (135,018)
 Receivable (Payable)
   For Mutual Fund
   Sales (Purchases),
   Net...................          24,562           280,446           222,761            77,051          281,244
                          ---------------  ----------------  ----------------  ----------------  ---------------
Net Assets & Liabilities  $    14,990,692  $    296,518,017  $    204,726,199  $    113,095,768  $    89,728,911
                          ===============  ================  ================  ================  ===============
CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
 Reserves For
   Redeemable
   Annuity Contracts
   (Net of
   Applicable............
Contract Loans--
  Partial Withdrawals
  with Right of
  Reinvestment)           $    14,990,692  $    296,467,688  $    204,524,733  $    113,085,331  $    89,725,630
Reserves For Annuity
  Contracts On Benefit                 --            50,329           201,466            10,437            3,281
                          ---------------  ----------------  ----------------  ----------------  ---------------
Total Contract Owner
  Reserves                     14,990,692       296,518,017       204,726,199       113,095,768       89,728,911
Capital Surplus                        --                --                --                --               --
Total Contract Owner
  Reserves and Capital
  Surplus                 $    14,990,692  $    296,518,017  $    204,726,199  $    113,095,768  $    89,728,911
                          ---------------  ----------------  ----------------  ----------------  ---------------
NET ASSETS
  ATTRIBUTABLE TO:
 Accumulation Units
   Outstanding........... $    14,990,692  $    296,467,688  $    204,524,733  $    113,085,331  $    89,725,630
 Contracts in Payout
   (Annuitization)
   Period................              --            50,329           201,466            10,437            3,281
 Funds Retained in
   Separate Account
   A by VALIC............              --                --                --                --               --
                          ---------------  ----------------  ----------------  ----------------  ---------------
TOTAL NET ASSETS          $    14,990,692  $    296,518,017  $    204,726,199  $    113,095,768  $    89,728,911
                          ---------------  ----------------  ----------------  ----------------  ---------------
TOTAL UNITS
  OUTSTANDING              15,225,987.769   208,331,276.849   197,528,453.264   106,946,785.762   68,838,157.436
                          ---------------  ----------------  ----------------  ----------------  ---------------
STATEMENT OF
  OPERATIONS
For the Year Ended
  December 31, 2010
INVESTMENT INCOME:
 Dividends From
   Mutual Funds.......... $       371,863  $        163,181  $      1,223,188  $            718  $
EXPENSES:
 Mortality And
   Expense Risk
   Charge................         169,370         2,472,446         1,781,526           934,852          798,562
   Reimbursements
     Of Expenses.........              --                --                --                --               --
                          ---------------  ----------------  ----------------  ----------------  ---------------
Net Investment Income
  (Loss)                  $       202,493  $     (2,309,265) $       (558,338) $       (934,134) $      (798,562)
                          ---------------  ----------------  ----------------  ----------------  ---------------
REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
Realized Gains
  (Losses) on Sale of
  Fund Shares............ $       (67,101) $     (4,043,440) $     (6,935,763) $     (1,811,312) $     6,820,025
Capital Gains
  Distributions From
  Mutual Funds                         --                --                --                --               --
                          ---------------  ----------------  ----------------  ----------------  ---------------
 Realized Gains
   (Losses) On
   Investments...........         (67,101)       (4,043,440)       (6,935,763)       (1,811,312)       6,820,025
 Change in
   Unrealized
   Appreciation
   (Depreciation)
   During The
   Period................         732,169        65,991,315        42,971,701        25,665,416       13,205,059
                          ---------------  ----------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS              $       867,561  $     59,638,610  $     35,477,600  $     22,919,970  $    19,226,522
                          ---------------  ----------------  ----------------  ----------------  ---------------


                                VALIC
                              COMPANY I
                          GLOBAL EQUITY FUND
-                         ------------------
STATEMENT OF ASSETS
AND LIABILITIES AS OF
DECEMBER 31, 2010            DIVISION 87
---------------------     ------------------
ASSETS AND LIABILITIES:
 Investments in
   Shares Of Mutual
   Funds, at Fair
   Value.................  $    254,305,978
 Balance Due From
   (To) VALIC
   General Account,
   Net...................            22,431
 Receivable (Payable)
   For Mutual Fund
   Sales (Purchases),
   Net...................           531,265
                           ----------------
Net Assets & Liabilities   $    254,859,674
                           ================
CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
 Reserves For
   Redeemable
   Annuity Contracts
   (Net of
   Applicable............
Contract Loans--
  Partial Withdrawals
  with Right of
  Reinvestment)            $    254,710,624
Reserves For Annuity
  Contracts On Benefit              149,050
                           ----------------
Total Contract Owner
  Reserves                      254,859,674
Capital Surplus                          --
Total Contract Owner
  Reserves and Capital
  Surplus                  $    254,859,674
                           ----------------
NET ASSETS
  ATTRIBUTABLE TO:
 Accumulation Units
   Outstanding...........  $    254,710,624
 Contracts in Payout
   (Annuitization)
   Period................           149,050
 Funds Retained in
   Separate Account
   A by VALIC............                --
                           ----------------
TOTAL NET ASSETS           $    254,859,674
                           ----------------
TOTAL UNITS
  OUTSTANDING               263,737,253.480
                           ----------------
STATEMENT OF
  OPERATIONS
For the Year Ended
  December 31, 2010
INVESTMENT INCOME:
 Dividends From
   Mutual Funds..........  $      4,196,322
EXPENSES:
 Mortality And
   Expense Risk
   Charge................         2,192,214
   Reimbursements
     Of Expenses.........                --
                           ----------------
Net Investment Income
  (Loss)                   $      2,004,108
                           ----------------
REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
Realized Gains
  (Losses) on Sale of
  Fund Shares............  $    (11,858,781)
Capital Gains
  Distributions From
  Mutual Funds                           --
                           ----------------
 Realized Gains
   (Losses) On
   Investments...........       (11,858,781)
 Change in
   Unrealized
   Appreciation
   (Depreciation)
   During The
   Period................        33,158,505
                           ----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS               $     23,303,832
                           ----------------

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                                  VALIC COMPANY I                      VALIC COMPANY I
                                                                  GLOBAL STRATEGY   VALIC COMPANY I   GLOBAL REAL ESTATE
                                                                       FUND        FOREIGN VALUE FUND        FUND
                                                                 ----------------  ------------------ ------------------
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31,2010          DIVISION 88       DIVISION 89        DIVISION 101
----------------------------------------------------------       ----------------  ------------------ ------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value......... $    509,223,345   $    972,896,328   $    250,178,362
   Balance Due From (To) VALIC General Account, Net.............          693,054             95,382           (433,619)
   Receivable (Payable) For Mutual Fund Sales (Purchases), Net..          864,189          2,273,253            877,771
                                                                 ----------------   ----------------   ----------------
Net Assets & Liabilities........................................ $    510,780,588   $    975,264,963   $    250,622,514
                                                                 ----------------   ----------------   ----------------
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of Applicable.
   Contract Loans--Partial Withdrawals with Right of
     Reinvestment).............................................. $    510,441,209   $    975,128,427   $    250,622,514
   Reserves For Annuity Contracts On Benefit....................          339,379            136,536                 --
                                                                 ----------------   ----------------   ----------------
Total Contract Owner Reserves...................................      510,780,588        975,264,963        250,622,514
   Capital Surplus..............................................               --                 --                 --
                                                                 ----------------   ----------------   ----------------
Total Contract Owner Reserves and Capital Surplus............... $    510,780,588   $    975,264,963   $    250,622,514
                                                                 ----------------   ----------------   ----------------
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding............................... $    510,441,209   $    975,128,427   $    250,622,514
   Contracts in Payout (Annuitization) Period...................          339,379            136,536
   Funds Retained in Separate Account A by VALIC................               --                 --                 --
                                                                 ----------------   ----------------   ----------------
TOTAL NET ASSETS                                                 $    510,780,588   $    975,264,963   $    250,622,514
                                                                 ----------------   ----------------   ----------------
Total Units Outstanding.........................................  361,200,489.334    848,633,170.682    254,995,530.981
                                                                 ----------------   ----------------   ----------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds.................................. $     15,050,489   $     15,478,233   $     15,086,079
EXPENSES:
   Mortality And Expense Risk Charge............................        4,052,486          8,043,973          2,522,290
   Reimbursements Of Expenses...................................               --                 --                 --
                                                                 ----------------   ----------------   ----------------
Net Investment Income (Loss).................................... $     10,998,003   $      7,434,260   $     12,563,789
                                                                 ----------------   ----------------   ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares............... $       (425,784)  $     (7,666,348)  $     13,659,093
   Capital Gains Distributions From Mutual Funds................               --                 --          3,031,439
                                                                 ----------------   ----------------   ----------------
Realized Gains (Losses) On Investments..........................         (425,784)        (7,666,348)        16,690,532
                                                                 ----------------   ----------------   ----------------
Change in Unrealized Appreciation (Depreciation) During The
  Period........................................................       33,715,343         70,647,164         13,479,551
                                                                 ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $     44,287,562   $     70,415,076   $     42,733,872
                                                                 ----------------   ----------------   ----------------

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31,2010

                                                                        NET
                                                                       ASSET
                                                                       VALUE
                                                                        PER
UNDERLYING FUND                               DIVISION     SHARES      SHARE  NET ASSET VALUE      COST      LEVEL/(1)/
---------------                               -------- --------------- ------ --------------- -------------- ---------
VALIC Company I Capital Conservation Fund....     1        268,897.796 $ 9.43 $    2,528,031  $    2,528,031     1
VALIC Company I Capital Conservation Fund....     7     14,706,852.764   9.43    138,074,060     139,892,745     1
VALIC Company I Money Market I Fund..........     2        745,637.709   1.00        745,638         745,638     1
VALIC Company I Money Market I Fund..........     6    387,074,059.834   1.00    387,074,057     387,074,057     1
VALIC Company I Mid Cap Index Fund...........     4    121,378,917.052  20.52  2,490,695,377   2,356,325,942     1
VALIC Company I Asset Allocation Fund........     5     13,190,048.464  10.49    138,363,609     147,275,839     1
VALIC Company I Government Securities
  Fund.......................................     8     10,846,786.273  10.38    112,589,643     113,823,496     1
VALIC Company I Stock Index Fund.............   10A      4,836,932.044  24.80    119,955,861     127,591,055     1
VALIC Company I Stock Index Fund.............   10B        431,439.941  24.80     10,699,711      11,263,856     1
VALIC Company I Stock Index Fund.............   10C    125,491,704.112  24.80  3,112,194,318   3,437,003,554     1
VALIC Company I Stock Index Fund.............   10D        588,194.833  24.80     14,587,232      15,772,624     1
VALIC Company I International Equities Fund..    11    141,885,501.661   6.43    912,323,777   1,100,904,612     1
VALIC Company I Global Social Awareness
  Fund.......................................    12     19,102,827.115  14.77    282,148,756     355,673,492     1
VALIC Company I International Government
  Bond Fund..................................    13     12,941,254.193  12.41    160,600,964     162,005,237     1
VALIC Company I Small Cap Index Fund.........    14     63,179,946.677  14.36    907,264,034     921,420,380     1
VALIC Company I Core Equity Fund.............    15     19,335,394.472  12.16    235,118,398     276,192,580     1
VALIC Company I Growth & Income Fund.........    16      6,970,661.840  12.07     84,135,886      98,722,467     1
VALIC Company I Science & Technology
  Fund.......................................    17     50,650,298.166  16.03    811,924,280     791,885,049     1
VALIC Company I Small Cap Fund...............    18     32,598,503.361  10.05    327,614,959     329,027,703     1
VALIC Company I International Growth I Fund..    20     53,546,297.555  11.13    595,970,291     534,794,978     1
VALIC Company I Core Value Fund..............    21     17,695,049.734   8.54    151,115,726     158,472,524     1
Vanguard Long-Term Investment-Grade Fund.....    22     20,461,678.273   9.34    191,112,078     186,102,462     1
Vanguard Long-Term Treasury Fund.............    23     26,043,697.695  11.07    288,303,733     299,413,474     1
Vanguard Windsor II Fund.....................    24     56,857,862.247  25.67  1,459,541,324   1,603,641,239     1
Vanguard Wellington Fund.....................    25     49,950,144.543  31.10  1,553,449,495   1,513,160,158     1
VALIC Company II International Small Cap
  Equity.....................................    33     46,769,058.205  13.61    636,526,881     702,421,042     1
VALIC Company II Small Cap Growth Fund.......    35      4,996,304.072  13.85     69,198,813      60,716,805     1
VALIC Company II Small Cap Value Fund........    36     33,379,014.141  13.39    446,944,999     396,301,419     1
VALIC Company II Mid Cap Growth Fund.........    37     20,000,484.783   8.04    160,803,897     153,254,753     1
VALIC Company II Mid Cap Value Fund..........    38     32,821,583.986  16.88    554,028,338     544,435,238     1
VALIC Company II Capital Appreciation Fund...    39      3,184,156.605   9.65     30,727,111      31,299,197     1
VALIC Company II Large Cap Value Fund........    40     14,822,585.864  11.14    165,123,606     206,818,767     1
VALIC Company II Socially Responsible Fund...    41     68,567,439.275  11.09    760,412,901     818,715,827     1
VALIC Company II Money Market II Fund........    44    185,474,525.482   1.00    185,474,521     185,474,522     1
VALIC Company I Nasdaq-100(R) Index Fund.....    46     19,102,199.411   6.02    114,995,240      89,706,853     1
VALIC Company II Aggressive Growth Lifestyle
  Fund.......................................    48     18,039,516.801   8.49    153,155,496     156,094,622     1
VALIC Company II Moderate Growth Lifestyle
  Fund.......................................    49     19,658,932.821  12.01    236,103,784     225,124,084     1
VALIC Company II Conservative Growth
  Lifestyle Fund.............................    50      9,173,380.806  11.01    100,998,925      95,751,625     1
Vanguard LifeStrategy Growth Fund............    52      6,626,522.422  22.06    146,181,085     141,853,824     1
Vanguard LifeStrategy Moderate Growth Fund...    53      8,079,708.508  19.57    158,119,897     152,365,233     1
Vanguard LifeStrategy Conservative Growth
  Fund.......................................    54      3,801,386.107  16.36     62,190,678      59,432,125     1
VALIC Company II Core Bond Fund..............    58     23,504,129.859  10.45    245,618,158     239,801,148     1
VALIC Company II Strategic Bond Fund.........    59     37,603,327.749  10.93    411,004,373     405,682,115     1
VALIC Company II High Yield Bond Fund........    60     28,646,576.172   7.22    206,828,278     224,415,431     1
Ariel Fund...................................    68      8,151,389.549  48.57    395,912,992     378,885,639     1
Ariel Appreciation Fund......................    69      6,709,593.015  42.39    284,419,648     260,033,145     1
Lou Holland Growth Fund......................    70      2,539,207.748  19.96     50,682,587      45,201,148     1
VALIC Company I Blue Chip Growth Fund........    72     36,108,779.579  10.42    376,253,482     332,007,839     1
VALIC Company I Health Sciences Fund.........    73     17,585,495.989  10.58    186,054,548     172,246,038     1
VALIC Company I Value Fund...................    74     12,917,736.882   9.64    124,526,982     154,594,705     1

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31,2010

                                                                         NET
                                                                        ASSET
                                                                        VALUE
                                                                         PER   NET ASSET
UNDERLYING FUND                                DIVISION     SHARES      SHARE    VALUE        COST      LEVEL/(1)/
---------------                                -------- --------------- ----- ----------- ------------- ---------
VALIC Company I Broad Cap Value Income Fund...    75      2,474,866.899  9.77  24,616,514    24,616,514     1
VALIC Company I Large Cap Core Fund...........    76     11,292,584.916 11.22 126,702,803   113,238,555     1
VALIC Company I Inflation Protected Fund......    77     23,776,362.620 10.42 247,749,698   236,652,105     1
VALIC Company I Growth Fund...................    78     67,871,435.392 11.00 746,585,788   634,211,716     1
VALIC Company I Large Capital Growth Fund.....    79     33,861,866.328 11.55 391,104,556   362,095,868     1
SunAmerica 2015 High Watermark Fund...........    81      2,448,849.858  9.95  24,366,057    25,524,472     1
SunAmerica 2020 High Watermark Fund...........    82      1,791,116.710  8.36  14,973,735    17,292,089     1
VALIC Company I Mid Cap Strategic Growth Fund.    83     24,142,910.580 12.27 296,233,514   266,709,914     1
VALIC Company I Small Cap Special Values Fund.    84     22,206,564.870  9.21 204,522,463   218,445,183     1
VALIC Company I Small Mid Growth Fund.........    85     10,725,307.239 10.54 113,044,738   104,010,087     1
VALIC Company I Small Cap Aggressive Growth
  Fund........................................    86      7,643,573.872 11.72  89,582,685    77,673,175     1
VALIC Company I Global Equity Fund............    87     31,088,750.398  8.18 254,305,978   308,734,466     1
VALIC Company I Global Strategy Fund..........    88     45,264,297.426 11.25 509,223,345   504,321,785     1
VALIC Company I Foreign Value Fund............    89    105,291,810.542  9.24 972,896,328 1,021,853,018     1
VALIC Company I Global Real Estate Fund.......   101     30,251,313.266  8.27 250,178,362   212,381,246     1

/(1)/Represents the level within the fair value hieracrchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 VALIC COMPANY I            VALIC COMPANY I            VALIC COMPANY I
                                              CAPITAL CONSERVATION       CAPITAL CONSERVATION        MONEY MARKET I FUND
                                                      FUND                       FUND                       FUND
                                            ------------------------  --------------------------  ------------------------
                                             DIVISION 1                DIVISION 7                  DIVISION 2
                                            ------------ ------------ ------------  ------------  ------------ ------------
                                              FOR THE      FOR THE      FOR THE       FOR THE       FOR THE      FOR THE
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                            DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                                2010         2009         2010          2009          2010         2009
                                            ------------ ------------ ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)............  $   54,403   $   90,665  $  3,122,481  $  4,390,293   $   (8,652)  $   (7,966)
   Net Realized Gains (Losses) From
     Securities Transactions...............         933      (38,259)      616,948    (1,207,376)         112           --
   Net Change In Unrealized Appreciation
     (Depreciation) During The Period......     109,594      190,795     4,678,067     7,144,866           --           --
                                             ----------   ----------  ------------  ------------   ----------   ----------
Increase (Decrease) In Net Assets From
  Operations...............................     164,930      243,201     8,417,496    10,327,783       (8,540)      (7,966)
                                             ----------   ----------  ------------  ------------   ----------   ----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners................................      34,295       51,648     9,257,289     7,090,265       27,551       27,069
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals..........    (117,436)    (359,045)  (14,090,862)  (13,008,519)     (46,319)    (148,737)
   Annuity Benefit Payments................        (327)      (1,968)       (5,010)       (4,697)          --           --
   Transfers Between Subaccounts
     (including fixed account), Net........         (87)    (191,928)   18,656,319     3,018,668     (293,905)    (146,863)
   Contract Charges........................      (1,390)      (1,508)      (63,584)      (61,361)        (405)        (390)
   Adjustments to Net Assets Allocated to
     Contracts in Payout Period............      21,811      243,602        (3,474)       (2,622)          --           --
   Increase (decrease) in Amounts
     Retained in Separate Account A........          --           --            --            --           --           --
                                             ----------   ----------  ------------  ------------   ----------   ----------
   Net Increase (Decrease) In Net Assets
     From Contract Transactions............     (63,134)    (259,199)   13,750,678    (2,968,266)    (313,078)    (268,921)
                                             ----------   ----------  ------------  ------------   ----------   ----------
Total Increase (Decrease) In Net Assets....     101,796      (15,998)   22,168,174     7,359,517     (321,618)    (276,887)
NET ASSETS:
Beginning Of Period........................   2,436,326    2,452,324   116,752,790   109,393,273    1,067,091    1,343,978
                                             ----------   ----------  ------------  ------------   ----------   ----------
End Of Period..............................  $2,538,122   $2,436,326  $138,920,964  $116,752,790   $  745,473   $1,067,091
                                             ==========   ==========  ============  ============   ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                       VALIC COMPANY I                VALIC COMPANY I               VALIC COMPANY I
                                     MONEY MARKET I FUND               MID CAP INDEX               ASSET ALLOCATION
                                            FUND                           FUND                          FUND
                                ----------------------------  ------------------------------  --------------------------
                                         DIVISION 6                     DIVISION 4                    DIVISION 5
                                ----------------------------  ------------------------------  --------------------------
                                   FOR THE        FOR THE        FOR THE         FOR THE        FOR THE       FOR THE
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                     2010           2009           2010            2009           2010          2009
                                -------------  -------------  --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
   Net Investment Income
     (Loss).................... $  (3,838,470) $  (2,938,285) $    3,236,473  $   13,604,824  $  1,440,736  $  2,411,161
   Net Realized Gains
     (Losses) From
     Securities
     Transactions..............        44,988             --     (44,093,953)    (45,071,863)    1,700,608    (8,078,820)
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period................            --             --     536,430,357     578,527,037    13,533,713    29,109,776
                                -------------  -------------  --------------  --------------  ------------  ------------
Increase (Decrease) In Net
  Assets From Operations.......    (3,793,482)    (2,938,285)    495,572,877     547,059,998    16,675,057    23,442,117
                                -------------  -------------  --------------  --------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners...........   139,251,785    131,621,114     159,326,380     161,255,547     7,006,108     5,281,271
   Surrenders Of
     Accumulation Units By
     Terminations And
     Withdrawals...............   (73,229,577)  (112,290,222)   (193,668,778)   (162,073,044)  (11,783,954)  (11,080,305)
   Annuity Benefit
     Payments..................        (1,316)        (1,375)        (74,419)       (185,244)      (22,439)      (19,595)
   Transfers Between
     Subaccounts (including
     fixed account), Net.......  (102,844,155)   (84,550,118)      9,429,683     (74,629,100)   (2,251,156)   (1,358,535)
   Contract Charges............      (230,354)      (266,118)     (1,036,548)       (882,045)      (48,384)      (46,807)
   Adjustments to Net Assets
     Allocated to Contracts
     in Payout Period..........          (380)         1,062          (4,814)       (226,214)        7,903         4,913
   Increase (decrease) in
     Amounts Retained in
     Separate Account A........            --             --              --              --            --            --
                                -------------  -------------  --------------  --------------  ------------  ------------
   Net Increase (Decrease) In
     Net Assets From
     Contract
     Transactions..............   (37,053,997)   (65,485,657)    (26,028,496)    (76,740,100)   (7,091,922)   (7,219,058)
                                -------------  -------------  --------------  --------------  ------------  ------------
Total Increase (Decrease) In
  Net Assets...................   (40,847,479)   (68,423,942)    469,544,381     470,319,898     9,583,135    16,223,059
NET ASSETS:
Beginning Of Period............   428,482,899    496,906,841   2,026,973,917   1,556,654,019   128,975,105   112,752,046
                                -------------  -------------  --------------  --------------  ------------  ------------
End Of Period.................. $ 387,635,420  $ 428,482,899  $2,496,518,298  $2,026,973,917  $138,558,240  $128,975,105
                                =============  =============  ==============  ==============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              VALIC COMPANY I             VALIC COMPANY I            VALIC COMPANY I
                                           GOVERNMENT SECURITIES            STOCK INDEX                STOCK INDEX
                                                   FUND                        FUND                       FUND
                                        --------------------------  --------------------------  ------------------------
                                                DIVISION 8                 DIVISION 10A               DIVISION 10B
                                        --------------------------  --------------------------  ------------------------
                                          FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                            2010          2009          2010          2009          2010         2009
                                        ------------  ------------  ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)........ $  2,295,542  $  3,323,163  $    682,175  $  1,438,801  $    96,623  $   156,308
   Net Realized Gains (Losses) From
     Securities Transactions...........      (98,920)      893,022       302,010    (1,972,721)      19,317     (411,098)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period.................    1,381,477   (11,705,332)   13,845,045    24,686,049    1,232,288    2,321,575
                                        ------------  ------------  ------------  ------------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations...........................    3,578,099    (7,489,147)   14,829,230    24,152,129    1,348,228    2,066,785
                                        ------------  ------------  ------------  ------------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners............................    8,492,724    10,470,643     1,824,729       787,594       15,718       27,226
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals.......................  (13,683,029)  (19,189,818)  (13,463,856)  (11,938,924)  (1,001,954)  (1,128,640)
   Annuity Benefit Payments............      (33,650)      (35,900)     (271,535)     (291,368)     (36,382)     (35,215)
   Transfers Between Subaccounts
     (including fixed account),
     Net...............................   (8,732,235)  (20,845,284)   (1,101,268)   (2,816,438)    (105,831)    (573,124)
   Contract Charges....................      (50,510)      (54,751)           --            --           --           --
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period.....................       (1,578)      (12,913)     (193,802)     (243,181)       6,267        9,622
   Increase (decrease) in Amounts
     Retained in Separate Account
     A.................................           --            --            --            --           --           --
                                        ------------  ------------  ------------  ------------  -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions......................  (14,008,278)  (29,668,023)  (13,205,732)  (14,502,317)  (1,122,182)  (1,700,131)
                                        ------------  ------------  ------------  ------------  -----------  -----------
Total Increase (Decrease) In Net
  Assets...............................  (10,430,179)  (37,157,170)    1,623,498     9,649,812      226,046      366,654
NET ASSETS:
Beginning Of Period....................  123,250,197   160,407,367   118,324,082   108,674,270   10,475,751   10,109,097
                                        ------------  ------------  ------------  ------------  -----------  -----------
End Of Period.......................... $112,820,018  $123,250,197  $119,947,580  $118,324,082  $10,701,797  $10,475,751
                                        ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            VALIC COMPANY I              VALIC COMPANY I            VALIC COMPANY I
                                              STOCK INDEX                  STOCK INDEX          INTERNATIONAL EQUITIES
                                                 FUND                         FUND                       FUND
                                    ------------------------------  ------------------------  --------------------------
                                             DIVISION 10C                 DIVISION 10D                DIVISION II
                                    ------------------------------  ------------------------  --------------------------
                                       FOR THE         THE FOR        FOR THE      FOR THE      FOR THE       FOR THE
                                      YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                         2010            2009           2010         2009         2010          2009
                                    --------------  --------------  ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income
     (Loss)........................ $   20,185,435  $   37,365,967  $    86,172  $   174,961  $ 12,828,612  $ 13,478,178
   Net Realized Gains (Losses)
     From Securities
     Transactions..................    (37,272,242)     (2,499,234)     (93,458)    (415,123)  (25,153,642)  (46,331,780)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period.............    395,561,135     522,384,411    1,789,335    3,034,093    73,642,619   218,793,037
                                    --------------  --------------  -----------  -----------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations..................    378,474,328     557,251,144    1,782,049    2,793,931    61,317,589   185,939,435
                                    --------------  --------------  -----------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners...............    191,469,387     189,069,802      204,153       94,840    87,830,640    93,582,694
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals...................   (257,370,252)   (221,408,244)  (1,254,596)  (1,053,015)  (80,190,249)  (72,019,218)
   Annuity Benefit Payments........       (197,635)       (210,916)     (10,126)      (8,501)      (14,011)      (13,348)
   Transfers Between
     Subaccounts (including
     fixed account), Net...........    (47,264,044)     31,589,841     (277,837)    (416,859)   (7,546,597)  (19,205,772)
   Contract Charges................     (1,407,708)     (1,327,259)      (3,757)      (4,100)     (468,998)     (426,377)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period.................        (92,181)       (186,743)       3,345        2,468        31,367       (27,184)
   Increase (decrease) in
     Amounts Retained in
     Separate Account A............             --              --           --           --            --            --
                                    --------------  --------------  -----------  -----------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions..................   (114,862,433)     (2,473,519)  (1,338,818)  (1,385,167)     (357,848)    1,890,795
                                    --------------  --------------  -----------  -----------  ------------  ------------
Total Increase (Decrease) In Net
  Assets...........................    263,611,895     554,777,625      443,231    1,408,764    60,959,741   187,830,230
NET ASSETS:
Beginning Of Period................  2,854,853,264   2,300,075,639   14,143,117   12,734,353   853,578,342   665,748,112
                                    --------------  --------------  -----------  -----------  ------------  ------------
End Of Period...................... $3,118,465,159  $2,854,853,264  $14,586,348  $14,143,117  $914,538,083  $853,578,342
                                    ==============  ==============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                      GLOBAL SOCIAL AWARENESS      INT'L GOVERNMENT BOND          SMALL CAP INDEX
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 12                 DIVISION 13                 DIVISION 14
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income
     (Loss)........................ $  1,801,765  $  4,444,990  $  5,894,012  $  4,512,368  $   (242,545) $  5,522,009
   Net Realized Gains (Losses)
     From Securities
     Transactions..................    6,869,948   (56,898,533)    2,589,797    (2,290,723)  (27,231,150)  (40,523,260)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period.............   21,883,776   119,345,749     1,974,225    11,828,688   214,806,444   196,666,077
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations..................   30,555,489    66,892,206    10,458,034    14,050,333   187,332,749   161,664,826
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners...............   16,523,449    22,825,945     9,988,872     8,198,029    73,767,106    79,757,027
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals...................  (24,029,406)  (21,872,592)  (16,320,155)  (18,255,686)  (71,702,670)  (60,379,448)
   Annuity Benefit Payments........      (10,203)      (10,587)       (5,273)       (4,977)      (27,175)      (24,778)
   Transfers Between Subaccounts
     (including fixed account),
     Net...........................  (21,967,870)  (84,201,636)    2,828,417    (6,637,757)  (51,512,359)  (57,184,815)
   Contract Charges................     (132,473)     (126,110)      (85,607)      (83,781)     (501,876)     (438,973)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period.................      (23,944)      (31,696)       (1,494)       (1,038)        3,609         2,689
   Increase (decrease) in Amounts
     Retained in Separate Account
     A.............................           --            --            --            --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions..................  (29,640,447)  (83,416,676)   (3,595,240)  (16,785,210)  (49,973,365)  (38,268,298)
                                    ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net
  Assets...........................      915,042   (16,524,470)    6,862,794    (2,734,877)  137,359,384   123,396,528
NET ASSETS:
Beginning Of Period................  281,524,224   298,048,694   153,805,482   156,540,359   771,594,030   648,197,502
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period...................... $282,439,266  $281,524,224  $160,668,276  $153,805,482  $908,953,414  $771,594,030
                                    ------------  ------------  ------------  ------------  ------------  ------------

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    VALIC COMPANY I            VALIC COMPANY I            VALIC COMPANY I
                                                      CORE EQUITY              GROWTH & INCOME         SCIENCE & TECHNOLOGY
                                                         FUND                       FUND                       FUND
                                              --------------------------  ------------------------  --------------------------
                                                      DIVISION 15                DIVISION 16                DIVISION 17
                                              --------------------------  ------------------------  --------------------------
                                                FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
                                               YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                              DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                  2010          2009          2010         2009         2010          2009
                                              ------------  ------------  ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)               $    661,074  $  2,262,982  $   223,792  $ 1,063,035  $ (6,865,234) $ (4,901,939)
   Net Realized Gains (Losses) From
     Securities Transactions                    (2,853,955)   (3,898,762)     531,369   (4,816,827)   25,625,044    (4,234,884)
   Net Change In Unrealized Appreciation
     (Depreciation) During The Period           27,181,255    43,849,710    7,744,946   17,452,089   123,511,240   296,474,550
                                              ------------  ------------  -----------  -----------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                                    24,988,374    42,213,930    8,500,107   13,698,297   142,271,050   287,337,727
                                              ------------  ------------  -----------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners        9,052,454     9,421,890    4,408,828    4,350,316    34,689,438    35,868,391
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals              (19,727,084)  (19,020,438)  (7,313,952)  (7,243,845)  (59,244,933)  (50,649,993)
   Annuity Benefit Payments                        (13,238)      (13,145)      (4,253)      (3,808)      (29,149)      (24,924)
   Transfers Between Subaccounts (including
     fixed account), Net                       (11,143,701)  (11,106,628)  (1,895,721)  (3,675,703)  (39,567,263)     (889,270)
   Contract Charges                               (111,887)     (114,287)     (48,067)     (44,398)     (344,601)     (340,655)
   Adjustments to Net Assets Allocated to
     Contracts in Payout Period                     (1,528)       (8,364)        (925)      (2,665)      (40,747)      (81,816)
   Increase (decrease) in Amounts Retained
     in Separate Account A                              --            --           --           --            --            --
                                              ------------  ------------  -----------  -----------  ------------  ------------
   Net Increase (Decrease) In Net Assets
     From Contract Transactions                (21,944,984)  (20,840,972)  (4,854,090)  (6,620,103)  (64,537,255)  (16,118,267)
                                              ------------  ------------  -----------  -----------  ------------  ------------
Total Increase (Decrease) In Net Assets          3,043,390    21,372,958    3,646,017    7,078,194    77,733,795   271,219,460
NET ASSETS:
Beginning Of Period                            232,389,283   211,016,325   80,518,460   73,440,266   735,085,162   463,865,702
                                              ------------  ------------  -----------  -----------  ------------  ------------
End Of Period                                 $235,432,673  $232,389,283  $84,164,477  $80,518,460  $812,818,957  $735,085,162
                                              ============  ============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                             SMALL CAP            INTERNATIONAL GROWTH I            CORE VALUE
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 18                 DIVISION 20                 DIVISION 21
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)     $ (2,260,294) $ (1,063,075) $  2,974,373  $  5,538,899  $    579,243  $  1,824,905
   Net Realized Gains (Losses)
     From Securities Transactions      3,504,472   (14,612,509)   (1,105,852)   (9,072,060)   (3,786,408)   (6,950,025)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                72,918,608    75,379,786    54,634,846   139,969,194    21,073,965    22,535,526
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations                     74,162,786    59,704,202    56,503,367   136,436,033    17,866,800    17,410,406
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                  10,559,489    12,003,947    39,338,751    41,454,122     9,065,558     6,632,918
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                     (25,976,192)  (22,606,805)  (46,246,277)  (42,547,528)  (11,064,833)   (8,999,981)
   Annuity Benefit Payments              (17,531)      (14,109)      (21,935)      (32,142)       (4,240)       (3,658)
   Transfers Between Subaccounts
     (including fixed account),
     Net                              (9,109,117)  (11,451,926)    7,120,173    (5,290,194)   13,312,023      (340,287)
   Contract Charges                     (125,071)     (117,923)     (242,123)     (227,309)      (53,473)      (51,664)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                       (18,304)       (8,620)      (11,688)       (6,241)       (5,144)       (6,054)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A                                        --            --            --            --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                    (24,686,726)  (22,195,436)      (63,099)   (6,649,292)   11,249,891    (2,768,726)
                                    ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net
  Assets                              49,476,060    37,508,766    56,440,268   129,786,741    29,116,691    14,641,680
NET ASSETS:
Beginning Of Period                  278,537,333   241,028,567   541,546,829   411,760,088   122,205,163   107,563,483
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                       $328,013,393  $278,537,333  $597,987,097  $541,546,829  $151,321,854  $122,205,163
                                    ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           VANGUARD                     VANGUARD                      VANGUARD
                                     LONG-TERM INVESTMENT          LONG-TERM TREASURY                WINDSOR II
                                          GRADE FUND                      FUND                          FUND
                                  --------------------------  ---------------------------  ------------------------------
                                          DIVISION 22                 DIVISION 23                    DIVISION 24
                                  --------------------------  ---------------------------  ------------------------------
                                    FOR THE       FOR THE       FOR THE        FOR THE        FOR THE         FOR THE
                                   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                      2010          2009          2010           2009           2010            2009
                                  ------------  ------------  ------------  -------------  --------------  --------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
   Net Investment Income
     (Loss)                       $  8,603,827  $  8,267,852  $  9,573,785  $  11,274,821  $   11,202,820  $   18,007,106
   Net Realized Gains
     (Losses) From Securities
     Transactions                    1,215,919    (2,161,199)    4,775,616     16,686,164     (37,609,883)    (23,462,755)
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period                      6,366,111     5,812,420     9,571,013    (83,529,618)    153,259,111     310,660,102
                                  ------------  ------------  ------------  -------------  --------------  --------------
Increase (Decrease) In Net
  Assets From Operations            16,185,857    11,919,073    23,920,414    (55,568,633)    126,852,048     305,204,453
                                  ------------  ------------  ------------  -------------  --------------  --------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                15,427,620    12,637,382    22,465,219     29,041,802     118,605,600     126,524,228
   Surrenders Of
     Accumulation Units By
     Terminations And
     Withdrawals                   (19,658,430)  (18,769,180)  (32,170,100)   (44,587,258)   (140,248,214)   (117,694,412)
   Annuity Benefit Payments             (5,483)       (4,982)       (4,031)        (4,194)        (31,354)       (112,628)
   Transfers Between
     Subaccounts (including
     fixed account), Net             8,803,160     3,542,695   (42,761,241)   (69,473,826)   (105,023,626)     20,772,870
   Contract Charges                    (89,272)      (75,735)     (127,959)      (146,834)       (643,358)       (601,841)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                         699           549        (4,148)        10,537          (8,199)        (41,363)
   Increase (decrease) in
     Amounts Retained in
     Separate Account A                     --            --            --             --              --              --
                                  ------------  ------------  ------------  -------------  --------------  --------------
   Net Increase (Decrease) In
     Net Assets From
     Contract Transactions           4,478,294    (2,669,271)  (52,602,260)   (85,159,773)   (127,349,151)     28,846,854
                                  ------------  ------------  ------------  -------------  --------------  --------------
Total Increase (Decrease) In Net
  Assets                            20,664,151     9,249,802   (28,681,846)  (140,728,406)       (497,103)    334,051,307
NET ASSETS:
Beginning Of Period                170,702,692   161,452,890   317,183,433    457,911,839   1,462,916,916   1,128,865,609
                                  ------------  ------------  ------------  -------------  --------------  --------------
End Of Period                     $191,366,843  $170,702,692  $288,501,587  $ 317,183,433  $1,462,419,813  $1,462,916,916
                                  ============  ============  ============  =============  ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VANGUARD                  VALIC COMPANY II                VALIC COMPANY
                                              WELLINGTON            INTERNATIONAL SMALL CAP EQUITY     SMALL CAP GROWTH
                                                 FUND                          FUND                          FUND
                                    ------------------------------  -----------------------------  ------------------------
                                              DIVISION 25                   DIVISION 33                   DIVISION 35
                                    ------------------------------  -----------------------------  ------------------------
                                       FOR THE         FOR THE        FOR THE         FOR THE        FOR THE      FOR THE
                                      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                         2010            2009           2010            2009           2010         2009
                                    --------------  --------------  ------------    ------------   ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)     $   24,542,292  $   28,222,465  $  1,834,772    $  4,721,205   $  (349,216) $  (246,741)
   Net Realized Gains (Losses)
     From Securities
     Transactions                       (3,821,417)    (19,083,079)  (22,019,252)    (54,313,632)     (343,171)  (1,733,594)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                 115,764,053     226,985,866   124,163,671     164,729,201    15,851,503   13,465,949
                                    --------------  --------------   ------------   ------------   -----------  -----------
Increase (Decrease) In Net Assets
  From Operations                      136,484,928     236,125,252   103,979,191     115,136,774    15,159,116   11,485,614
                                    --------------  --------------   ------------   ------------   -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                   125,720,310     120,949,580    59,731,011      68,261,343     4,888,896    4,705,308
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                      (150,450,290)   (128,483,984)  (57,163,111)    (55,543,065)   (4,896,364)  (3,229,628)
   Annuity Benefit Payments                (51,943)       (404,722)       (3,854)         (3,009)           --           --
   Transfers Between
     Subaccounts (including
     fixed account), Net                51,918,869     (57,538,885)  (64,234,903)    (48,477,439)    9,573,977    1,258,685
   Contract Charges                       (759,828)       (718,099)     (339,043)       (301,151)      (31,960)     (24,512)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                          (4,814)       (157,887)           28         (16,938)         (452)        (603)
   Increase (decrease) in
     Amounts Retained in
     Separate Account A                         --              --            --              --            --           --
                                    --------------  --------------   ------------   ------------   -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                       26,372,304     (66,353,997)  (62,009,872)    (36,080,259)    9,534,097    2,709,250
                                    --------------  --------------   ------------   ------------   -----------  -----------
Total Increase (Decrease) In Net
  Assets                               162,857,232     169,771,255    41,969,319      79,056,515    24,693,213   14,194,864
NET ASSETS:
Beginning Of Period                  1,395,732,920   1,225,961,665   595,445,715     516,389,200    44,558,839   30,363,975
                                    --------------  --------------   ------------   ------------   -----------  -----------
End Of Period                       $1,558,590,152  $1,395,732,920  $637,415,034    $595,445,715   $69,252,052  $44,558,839
                                    ==============  ==============   ============   ============   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                         VALIC COMPANY II            VALIC COMPANY II            VALIC COMPANY II
                                          SMALL CAP VALUE             MID CAP GROWTH               MID CAP VALUE
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 36                 DIVISION 37                 DIVISION 38
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)     $  1,759,317  $  1,493,060  $ (1,301,009) $ (1,070,615) $    113,118  $  2,431,742
   Net Realized Gains (Losses)
     From Securities Transactions     (8,953,098)   (7,455,154)    4,479,959   (12,517,561)   (5,530,316)  (35,241,868)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                96,096,296    82,097,619    31,033,498    66,853,559    99,607,648   161,863,170
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations                     88,902,515    76,135,525    34,212,448    53,265,383    94,190,450   129,053,044
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                  37,195,367    37,570,551    15,724,664    16,792,754    43,115,142    51,209,373
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                     (37,398,697)  (28,804,133)  (17,755,787)  (16,776,169)  (50,820,876)  (38,297,756)
   Annuity Benefit Payments               (4,603)       (8,523)          (83)          (68)      (10,938)      (18,717)
   Transfers Between Subaccounts
     (including fixed account),
     Net                              (6,488,834)   52,383,150   (53,593,611)   (3,267,403)  (30,496,822)  (36,891,366)
   Contract Charges                     (216,950)     (182,043)     (118,960)     (101,607)     (258,455)     (214,824)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                         2,725        (7,200)         (472)         (404)        4,241        (4,672)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A                                        --            --            --            --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                     (6,910,992)   60,951,802   (55,744,249)   (3,352,897)  (38,467,708)  (24,217,962)
                                    ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net
  Assets                              81,991,523   137,087,327   (21,531,801)   49,912,486    55,722,742   104,835,082
NET ASSETS:
Beginning Of Period                  366,264,158   229,176,831   182,530,853   132,618,367   499,338,460   394,503,378
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                       $448,255,681  $366,264,158  $160,999,052  $182,530,853  $555,061,202  $499,338,460
                                    ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           VALIC COMPANY II           VALIC COMPANY II            VALIC COMPANY II
                                         CAPITAL APPRECIATION          LARGE CAP VALUE          SOCIALLY RESPONSIBLE
                                                 FUND                       FUND                        FUND
                                       ------------------------  --------------------------  --------------------------
                                              DIVISION 39                DIVISION 40                 DIVISION 41
                                       ------------------------  --------------------------  --------------------------
                                         FOR THE      FOR THE      FOR THE       FOR THE       FOR THE       FOR THE
                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                       DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                           2010         2009         2010          2009          2010          2009
                                       ------------ ------------ ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)....... $   (85,392) $   128,521  $    919,458  $  1,808,614  $  2,888,305  $  6,646,688
   Net Realized Gains (Losses) From
     Securities Transactions..........    (397,858)  (2,833,109)   (7,400,527)  (18,107,034)  (28,627,314)  (42,584,911)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................   4,164,300    9,783,770    29,078,166    28,566,644   121,929,701   202,959,074
                                       -----------  -----------  ------------  ------------  ------------  ------------
   Increase (Decrease) In Net Assets
     From Operations..................   3,681,050    7,079,182    22,597,097    12,268,224    96,190,692   167,020,851
                                       -----------  -----------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners...........................   3,061,841    3,500,981    15,974,023    18,245,285    70,843,400    75,930,694
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals......................  (3,355,264)  (3,092,384)  (15,878,603)  (15,771,225)  (73,301,578)  (75,491,327)
   Annuity Benefit Payments...........          --           --           (46)          (41)       (2,229)       (2,350)
   Transfers Between Subaccounts
     (including fixed account),
     Net..............................  (1,605,026)  (1,960,525)  (15,398,276)  (13,955,380)  (55,869,371)  (37,261,148)
   Contract Charges...................     (23,097)     (23,864)     (184,247)     (183,874)     (382,453)     (319,938)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period....................          --           --          (550)        1,070          (261)       (7,593)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A................................          --           --            --            --            --            --
                                       -----------  -----------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions.....................  (1,921,546)  (1,575,792)  (15,487,699)  (11,664,165)  (58,712,492)  (37,151,662)
                                       -----------  -----------  ------------  ------------  ------------  ------------
   Total Increase (Decrease) In Net
     Assets...........................   1,759,504    5,503,390     7,109,398       604,059    37,478,200   129,869,189
NET ASSETS:
Beginning Of Period...................  29,010,811   23,507,421   158,240,257   157,636,198   724,759,374   594,890,185
                                       -----------  -----------  ------------  ------------  ------------  ------------
End Of Period......................... $30,770,315  $29,010,811  $165,349,655  $158,240,257  $762,237,574  $724,759,374
                                       ===========  ===========  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           VALIC COMPANY II                VALIC COMPANY              VALIC COMPANY II
                                           MONEY MARKET II              NASDAQ100 (R) INDEX      AGGRESSIVE GROWTH LIFESTYLE
                                                 FUND                          FUND                         FUND
                                    ---------------------------    ----------------------------  --------------------------
                                             DIVISION 44                    DIVISION 46                  DIVISION 48
                                    ---------------------------    ----------------------------  --------------------------
                                     FOR THE YEAR     FOR THE         FOR THE        FOR THE       FOR THE       FOR THE
                                        ENDED        YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                         2010           2009            2010           2009          2010          2009
                                    ------------   ------------    ------------    ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income
     (Loss)........................ $ (1,451,476)$     (855,204) $     (726,101) $     (499,672) $  2,293,845  $  1,026,857
   Net Realized Gains (Losses)
     From Securities
     Transactions..................           --             (1)      1,234,917      (1,401,937)     (907,433)  (6,978,389)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period.............           --             (2)     17,480,380      34,614,291    17,608,948    28,283,950
                                    ------------   ------------    ------------    ------------  ------------  ------------
   Increase (Decrease) In Net
     Assets From Operations........   (1,451,476)      (855,207)     17,989,196      32,712,682    18,995,360    22,332,418
                                    ------------   ------------    ------------    ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners...............   63,908,791     66,543,635      10,186,160       8,490,374    27,328,796    20,536,694
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals...................  (39,898,265)   (71,344,071)    (10,100,521)     (6,708,097)  (10,537,627)   (8,415,176)
   Annuity Benefit Payments........       (3,729)      (142,570)           (610)           (333)         (778)         (126)
   Transfers Between Subaccounts
     (including fixed account),
     Net...........................  (63,410,742)   (83,902,089)     (3,986,372)     12,950,512    10,608,050     1,818,974
   Contract Charges................     (109,231)      (153,663)        (56,306)        (40,968)     (148,728)     (100,796)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period.................          492         (6,040)            652             624         7,856       (13,818)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A.............................     (273,518)       270,854              --              --            --            --
                                    ------------   ------------    ------------    ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions..................  (39,786,202)   (88,733,944)     (3,956,997)     14,692,112    27,257,569    13,825,752
                                    ------------   ------------    ------------    ------------  ------------  ------------
   Total Increase (Decrease) In
     Net Assets....................  (41,237,678)   (89,589,151)     14,032,199      47,404,794    46,252,929    36,158,170
NET ASSETS:
Beginning Of Period................  227,029,302    316,618,453     101,087,882      53,683,088   107,254,361    71,096,191
                                    ------------   ------------    ------------    ------------  ------------  ------------
End Of Period...................... $185,791,624   $227,029,302    $115,120,081    $101,087,882  $153,507,290  $107,254,361
                                    ============   ============    ============    ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       VALIC COMPANY II         VANGUARD LIFESTRATEGY
                                       VALIC COMPANY II MODERATE      CONSERVATIVE GROW                GROWTH
                                         GROWTH LIFESTYLE FUND          LIFESTYLE FUND                  FUND
                                      --------------------------  -------------------------  --------------------------
                                              DIVISION 49                DIVISION 50                 DIVISION 52
                                      --------------------------  -------------------------  --------------------------
                                        FOR THE       FOR THE       FOR THE       FOR THE      FOR THE       FOR THE
                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                          2010          2009          2010          2009         2010          2009
                                      ------------  ------------  ------------  ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)...... $  4,403,667  $  2,447,177  $  2,127,944  $ 1,559,602  $  1,127,835  $  1,282,287
   Net Realized Gains (Losses)
     From Securities
     Transactions....................      625,970    (4,225,766)    1,055,768   (1,433,998)      (64,949)   (1,685,242)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period...............   22,106,903    32,405,621     7,035,561   10,127,417    16,321,757    23,781,613
                                      ------------  ------------  ------------  -----------  ------------  ------------
   Increase (Decrease) In Net
     Assets From Operations..........   27,136,540    30,627,032    10,219,273   10,253,021    17,384,643    23,378,658
                                      ------------  ------------  ------------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners.................   46,625,900    28,554,218    19,231,992    9,439,441    19,722,635    18,068,961
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals.....................  (17,992,436)  (13,007,062)   (7,802,468)  (5,500,763)  (12,344,180)   (9,552,481)
   Annuity Benefit Payments..........         (423)         (367)           --           --          (325)       (5,122)
   Transfers Between Subaccounts
     (including fixed account),
     Net.............................   16,312,066       423,749    14,446,887    1,629,371    (2,557,466)   (2,836,505)
   Contract Charges..................     (206,900)     (148,155)      (57,834)     (33,672)      (89,693)      (92,442)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period...................          106          (228)           --           --        (2,382)       (3,168)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A...............................           --            --            --           --            --            --
                                      ------------  ------------  ------------  -----------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions....................   44,738,313    15,822,155    25,818,577    5,534,377     4,728,589     5,579,243
                                      ------------  ------------  ------------  -----------  ------------  ------------
   Total Increase (Decrease) In Net
     Assets..........................   71,874,853    46,449,187    36,037,850   15,787,398    22,113,232    28,957,901
NET ASSETS:
Beginning Of Period..................  164,570,269   118,121,082    65,145,815   49,358,417   124,239,738    95,281,837
                                      ------------  ------------  ------------  -----------  ------------  ------------
End Of Period........................ $236,445,122  $164,570,269  $101,183,665  $65,145,815  $146,352,970  $124,239,738
                                      ============  ============  ============  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VANGUARD LIFESTRATEGY      VANGUARD LIFESTRATEGY         VALIC COMPNY II
                                             MODERATE GROWTH          CONSERVATIVE GROWTH             CORE BOND
                                                  FUND                       FUND                       FUND
                                       --------------------------  ------------------------  --------------------------
                                               DIVISION 53                DIVISION 54                DIVISION 58
                                       --------------------------  ------------------------  --------------------------
                                         FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
                                        YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                       DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                           2010          2009          2010         2009         2010          2009
                                       ------------  ------------  ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)....... $  1,637,868  $  1,806,870  $   791,216  $   860,209  $  5,202,724  $  6,111,177
   Net Realized Gains (Losses) From
     Securities Transactions..........      488,153    (1,412,655)    (517,161)  (1,284,473)      283,431    (1,540,274)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................   14,704,021    21,072,480    5,155,655    7,437,291     7,998,435    11,826,056
                                       ------------  ------------  -----------  -----------  ------------  ------------
   Increase (Decrease) In Net Assets
     From Operations..................   16,830,042    21,466,695    5,429,710    7,013,027    13,484,590    16,396,959
                                       ------------  ------------  -----------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners...........................   23,611,174    19,565,373    8,428,333    7,813,612    18,896,635    11,508,138
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals......................  (17,099,206)  (11,997,188)  (7,219,183)  (6,550,814)  (17,979,466)  (13,574,851)
   Annuity Benefit Payments...........         (477)         (418)          --           --        (1,509)       (1,389)
   Transfers Between Subaccounts
     (including fixed account),
     Net..............................   (2,651,964)   (2,209,044)   2,219,904     (357,819)   95,526,865    13,371,367
   Contract Charges...................      (93,753)      (79,699)     (28,685)     (26,890)     (129,545)     (106,637)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period....................           11           (19)          --           --           209           401
   Increase (decrease) in Amounts
     Retained in Separate Account
     A................................           --            --           --           --            --            --
                                       ------------  ------------  -----------  -----------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions.....................    3,765,785     5,279,005    3,400,369      878,089    96,313,189    11,197,029
                                       ------------  ------------  -----------  -----------  ------------  ------------
   Total Increase (Decrease) In Net
     Assets...........................   20,595,827    26,745,700    8,830,079    7,891,116   109,797,779    27,593,988
NET ASSETS:
Beginning Of Period...................  137,961,249   111,215,549   53,837,814   45,946,698   136,448,291   108,854,303
                                       ------------  ------------  -----------  -----------  ------------  ------------
End Of Period......................... $158,557,076  $137,961,249  $62,667,893  $53,837,814  $246,246,070  $136,448,291
                                       ============  ============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                         VALIC COMPANY II            VALIC COMPANY II
                                          STRATEGIC BOND              HIGH YIELD BOND                  ARIEL
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 59                 DIVISION 60                 DIVISION 68
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income
     (Loss)........................ $ 18,628,223  $ 14,348,528  $ 14,167,824  $ 14,841,605  $ (3,192,214) $ (2,161,549)
   Net Realized Gains (Losses)
     From Securities
     Transactions..................      434,378    (5,986,568)   (1,418,110)  (11,867,669)   (7,320,971)  (22,219,731)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period.............   17,721,453    56,689,852    11,576,429    53,154,819    89,670,611   145,998,509
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Increase (Decrease) In Net
     Assets From Operations........   36,784,054    65,051,812    24,326,143    56,128,755    79,157,426   121,617,229
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners...............   46,046,880    33,474,247    16,875,915    14,831,230    27,865,959    26,965,760
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals...................  (39,381,671)  (32,811,436)  (22,233,285)  (18,583,057)  (32,619,265)  (22,231,185)
   Annuity Benefit Payments........       (6,402)      (83,370)         (839)       (5,384)      (33,535)      (21,777)
   Transfers Between Subaccounts
     (including fixed account),
     Net...........................   24,055,159    16,561,343    (4,447,874)    6,356,221    (3,795,377)   (2,839,879)
   Contract Charges................     (289,528)     (229,823)     (159,883)     (128,271)     (162,609)     (130,338)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period.................       (2,648)      (10,758)          328          (296)      (13,691)        3,192
   Increase (decrease) in Amounts
     Retained in Separate Account
     A.............................           --            --            --            --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions..................   30,421,790    16,900,203    (9,965,638)    2,470,443    (8,758,518)    1,745,773
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Total Increase (Decrease) In
     Net Assets....................   67,205,844    81,952,015    14,360,505    58,599,198    70,398,908   123,363,002
NET ASSETS:
Beginning Of Period................  344,468,465   262,516,450   192,755,539   134,156,341   326,053,120   202,690,118
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period...................... $411,674,309  $344,468,465  $207,116,044  $192,755,539  $396,452,028  $326,053,120
                                    ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                 ARIEL                   LOU HOLLAND              VALIC COMPANY I
                                             APPRECIATION                  GROWTH                 BLUE CHIP GROWTH
                                                 FUND                       FUND                        FUND
                                      --------------------------  ------------------------  ---------------------------
                                              DIVISION 69                DIVISION 70                DIVISION 72
                                      --------------------------  ------------------------  ---------------------------
                                        FOR THE       FOR THE       FOR THE      FOR THE       FOR THE       FOR THE
                                       YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                      DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                          2010          2009          2010         2009          2010          2009
                                      ------------  ------------  ------------ ------------ -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)       $ (2,333,095) $ (1,469,754) $  (402,412) $  (309,739) $  (3,691,322) $ (2,423,364)
   Net Realized Gains (Losses)
     From Securities Transactions       (5,873,771)  (14,404,223)   2,203,146   (1,009,381)    11,221,878    (6,353,389)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                  52,810,183   109,811,380    3,989,970   13,055,157     46,470,676   135,830,633
                                      ------------  ------------  -----------  -----------  -------------  ------------
Increase (Decrease) In Net Assets
  From Operations                       44,603,317    93,937,403    5,790,704   11,736,037     54,001,232   127,053,880
                                      ------------  ------------  -----------  -----------  -------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                    17,476,762    16,488,426    4,038,933    3,529,061     49,509,980    53,870,563
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                       (22,751,840)  (18,110,256)  (3,304,160)  (2,432,250)   (42,990,164)  (35,218,969)
   Annuity Benefit Payments                (42,204)      (28,345)      (1,375)      (1,170)        (2,672)       (2,025)
   Transfers Between Subaccounts
     (including fixed account), Net     (5,101,115)   (4,181,150)  (1,016,309)   2,429,460   (123,697,330)   25,979,228
   Contract Charges                       (111,347)      (94,933)     (17,248)     (10,174)      (228,087)     (166,444)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                         (28,190)      (14,187)          41           67            509          (377)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A                                          --            --           --           --             --            --
                                      ------------  ------------  -----------  -----------  -------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                      (10,557,934)   (5,940,445)    (300,118)   3,514,994   (117,407,764)   44,461,976
                                      ------------  ------------  -----------  -----------  -------------  ------------
Total Increase (Decrease) In Net
  Assets                                34,045,383    87,996,958    5,490,586   15,251,031    (63,406,532)  171,515,856

NET ASSETS:
Beginning Of Period                    250,851,637   162,854,679   45,223,645   29,972,614    440,472,619   268,956,763
                                      ------------  ------------  -----------  -----------  -------------  ------------
End Of Period                         $284,897,020  $250,851,637  $50,714,231  $45,223,645  $ 377,066,087  $440,472,619
                                      ============  ============  ===========  ===========  =============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I             VALIC COMPANY I            VALIC COMPANY I
                                               HEALTH SCIENCES                  VALUE             BROAD CAP VALUE INCOME
                                                    FUND                        FUND                       FUND
                                         --------------------------  --------------------------  ------------------------
                                                 DIVISION 73                 DIVISION 74                DIVISION 75
                                         --------------------------  --------------------------  ------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                             2010          2009          2010          2009          2010         2009
                                         ------------  ------------  ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)          $ (1,671,989) $ (1,431,184) $   (404,649) $  1,770,062  $   208,107  $   244,897
   Net Realized Gains (Losses) From
     Securities Transactions               (2,867,449)   (7,600,395)   10,159,234   (24,875,750)    (464,149)  (1,137,702)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                     28,511,494    49,538,291     5,285,836    60,831,313    3,082,824    4,865,080
                                         ------------  ------------  ------------  ------------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations                               23,972,056    40,506,712    15,040,421    37,725,625    2,826,782    3,972,275
                                         ------------  ------------  ------------  ------------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                13,109,435    13,728,034    16,283,778    22,976,989    2,020,748    1,560,098
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals                          (16,359,857)  (16,145,036)  (14,326,105)  (11,601,280)  (1,940,220)  (1,614,052)
   Annuity Benefit Payments                    (6,050)      (14,845)          (16)          (14)          --           --
   Transfers Between Subaccounts
     (including fixed account), Net        (7,748,698)   (6,899,681)  (48,682,691)  (42,732,708)     634,806     (318,707)
   Contract Charges                           (91,214)      (82,089)     (115,396)      (94,307)      (9,985)      (9,066)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                                972          (894)            1             3           --           --
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --           --           --
                                         ------------  ------------  ------------  ------------  -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                         (11,095,412)   (9,414,511)  (46,840,429)  (31,451,317)     705,349     (381,727)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Total Increase (Decrease) In Net Assets    12,876,644    31,092,201   (31,800,008)    6,274,308    3,532,131    3,590,548

NET ASSETS:
Beginning Of Period                       173,402,762   142,310,561   156,504,421   150,230,113   20,667,326   17,076,778
                                         ------------  ------------  ------------  ------------  -----------  -----------
End Of Period                            $186,279,406  $173,402,762  $124,704,413  $156,504,421  $24,199,457  $20,667,326
                                         ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                          LARGE CAP CORE            INFLATION PROTECTED               GROWTH
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 76                 DIVISION 77                 DIVISION 78
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)     $    172,872  $    462,608  $  3,372,172  $    103,354  $ (1,917,334) $   (217,482)
   Net Realized Gains (Losses)
     From Securities Transactions     14,835,683    (8,323,557)    1,177,330    (1,563,167)    2,613,680   (16,209,959)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                 6,805,504    38,506,669    13,161,961    14,740,179   110,332,300   198,769,265
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations                     21,814,059    30,645,720    17,711,463    13,280,366   111,028,646   182,341,824
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                  12,926,950    13,248,102    28,053,665    15,122,188    35,782,360    39,999,333
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                     (12,939,040)   (8,437,130)  (24,711,565)  (18,013,557)  (62,610,804)  (52,348,736)
   Annuity Benefit Payments               (2,435)      (18,015)         (870)         (708)      (15,584)      (13,150)
   Transfers Between Subaccounts
     (including fixed account),
     Net                              (4,267,183)  (20,582,672)   37,240,833    35,077,113   (27,859,391)  (31,995,798)
   Contract Charges                      (79,823)      (74,809)     (137,573)      (77,422)     (287,033)     (292,979)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                         1,080        (1,249)           (8)           86         3,693        (9,484)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A                                        --            --    (5,605,239)           --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                     (4,360,451)  (15,865,773)   34,839,243    32,107,700   (54,986,759)  (44,660,814)
                                    ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net
  Assets                              17,453,608    14,779,947    52,550,706    45,388,066    56,041,887   137,681,010

NET ASSETS:
Beginning Of Period                  109,686,776    94,906,829   195,634,772   150,246,706   691,636,898   553,955,888
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                       $127,140,384  $109,686,776  $248,185,478  $195,634,772  $747,678,785  $691,636,898
                                    ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I              SUNAMERICA                SUNAMERICA
                                          LARGE CAPITAL GROWTH FUND     2015 HIGH WATERMARK       2020 HIGH WATERMARK
                                                    FUND                       FUND                      FUND
                                         --------------------------  ------------------------  ------------------------
                                                 DIVISION 79                DIVISION 81               DIVISION 82
                                         --------------------------  ------------------------  ------------------------
                                           FOR THE       FOR THE       FOR THE      FOR THE      FOR THE      FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                             2010          2009          2010         2009         2010         2009
                                         ------------  ------------  ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ (1,939,019) $   (430,690) $   228,474  $   171,530  $   202,493  $   111,047
   Net Realized Gains (Losses) From
     Securities Transactions                 (542,553)   (9,760,126)    (239,238)    (639,931)     (67,101)    (760,720)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                     52,040,420    96,841,713    1,392,206      (11,557)     732,169     (240,947)
                                         ------------  ------------  -----------  -----------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations                               49,558,848    86,650,897    1,381,442     (479,958)     867,561     (890,620)
                                         ------------  ------------  -----------  -----------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                18,563,259    21,082,326      184,030    2,068,663    2,069,696    1,511,104
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals                          (29,886,147)  (28,675,670)  (2,974,337)  (2,566,498)    (690,161)  (1,287,396)
   Annuity Benefit Payments                    (8,375)      (23,200)          --           --           --           --
   Transfers Between Subaccounts
     (including fixed account), Net       (19,352,522)  (16,785,745)  (2,065,879)    (265,106)     708,397      838,482
   Contract Charges                          (162,243)     (166,823)     (10,996)     (12,634)      (6,787)      (6,861)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period               (639)       (2,838)          --           --           --           --
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --           --           --           --           --
                                         ------------  ------------  -----------  -----------  -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                         (30,846,667)  (24,571,950)  (4,867,182)    (775,575)   2,081,145    1,055,329
                                         ------------  ------------  -----------  -----------  -----------  -----------
Total Increase (Decrease) In Net Assets    18,712,181    62,078,947   (3,485,740)  (1,255,533)   2,948,706      164,709

NET ASSETS:
Beginning Of Period                       372,793,591   310,714,644   27,849,197   29,104,730   12,041,986   11,877,277
                                         ------------  ------------  -----------  -----------  -----------  -----------
End Of Period                            $391,505,772  $372,793,591  $24,363,457  $27,849,197  $14,990,692  $12,041,986
                                         ============  ============  ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        VALIC COMPANY I               VALIC COMPANY I
                                                                   MID CAP STRATEGIC GROWTH      SMALL CAP SPECIAL VALUES
                                                                             FUND                          FUND
                                                                 --------------------------    ----------------------------
                                                                          DIVISION 83                   DIVISION 84
                                                                 --------------------------    ----------------------------
                                                                   FOR THE        FOR THE         FOR THE        FOR THE
                                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                 DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                     2010           2009            2010           2009
                                                                 ------------  ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)................................. $ (2,309,265) $   (697,511) $     (558,338) $    1,486,860
   Net Realized Gains (Losses) From Securities Transactions.....   (4,043,440)  (13,627,251)     (6,935,763)    (14,046,262)
   Net Change In Unrealized Appreciation (Depreciation) During
     The Period.................................................   65,991,315    92,958,452      42,971,701      55,443,526
                                                                 ------------  ------------    ------------    ------------
Increase (Decrease) In Net Assets From Operations...............   59,638,610    78,633,690      35,477,600      42,884,124
                                                                 ------------  ------------    ------------    ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners.......................   16,060,447    17,757,630      13,539,719      15,979,340
   Surrenders Of Accumulation Units By Terminations And
     Withdrawals................................................  (22,581,815)  (17,741,437)    (17,914,842)    (14,869,515)
   Annuity Benefit Payments.....................................       (3,257)       (2,564)        (16,231)        (13,317)
   Transfers Between Subaccounts (including fixed account),
     Net........................................................   (9,060,630)   (7,244,797)    (10,367,745)    (11,574,099)
   Contract Charges.............................................     (140,489)     (131,708)        (76,574)        (74,941)
   Adjustments to Net Assets Allocated to Contracts in Payout
     Period.....................................................          277          (107)         (1,811)         (5,561)
   Increase (decrease) in Amounts Retained in Separate Account
     A..........................................................           --            --              --              --
                                                                 ------------  ------------    ------------    ------------
Net Increase (Decrease) In Net Assets From Contract
  Transactions..................................................  (15,725,467)   (7,362,983)    (14,837,484)    (10,558,093)
                                                                 ------------  ------------    ------------    ------------
Total Increase (Decrease) In Net Assets.........................   43,913,143    71,270,707      20,640,116      32,326,031
NET ASSETS:
Beginning Of Period.............................................  252,604,874   181,334,167     184,086,083     151,760,052
                                                                 ------------  ------------    ------------    ------------
End Of Period................................................... $296,518,017  $252,604,874    $204,726,199    $184,086,083
                                                                 ============  ============    ============    ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                      VALIC COMPANY I                VALIC COMPANY I              VALIC COMPANY I
                                         SMALL MID                SMALL CAP AGGRESSIVE             GLOBAL EQUITY
                                        GROWTH FUND                    GROWTH FUND                      FUND
                               ---------------------------    --------------------------    ---------------------------
                                        DIVISION 85                    DIVISION 86                  DIVISION 87
                               ---------------------------    --------------------------    ---------------------------
                                  FOR THE         FOR THE        FOR THE        FOR THE       FOR THE        FOR THE
                                 YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                    2010            2009           2010           2009          2010           2009
                               ------------    ------------   ------------   ------------   ------------  -------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
   Net Investment Income
     (Loss)                    $   (934,134) $    (566,498) $    (798,562) $    (472,557) $    2,004,108  $ (1,209,969)
   Net Realized Gains
     (Losses) From Securities
     Transactions                (1,811,312)    (4,221,755)     6,820,025     (2,753,711)    (11,858,781)   (22,828,866)
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period                  25,665,416     31,658,154     13,205,059     24,209,015      33,158,505     79,123,902
                               ------------    -----------    -----------    -----------    ------------  -------------
Increase (Decrease) In Net
  Assets From Operations         22,919,970     26,869,901     19,226,522     20,982,747      23,303,832     55,085,067
                               ------------    -----------    -----------    -----------    ------------  -------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners              7,415,636      8,082,880      7,740,874      6,058,176      15,371,811     17,327,711
   Surrenders Of Accumulation
     Units By Terminations
     And Withdrawals             (8,953,458)    (7,243,604)    (7,610,855)    (4,708,202)    (20,528,969)   (19,674,805)
   Annuity Benefit Payments            (424)          (347)          (386)          (297)         (4,783)       (87,072)
   Transfers Between
     Subaccounts (including
     fixed account), Net         (3,579,911)    (2,232,945)     1,128,751      9,072,341     (11,578,663)   (12,503,768)
   Contract Charges                 (38,840)       (36,972)       (48,949)       (32,866)       (112,498)      (113,896)
   Adjustments to Net Assets
     Allocated to Contracts
     in Payout Period                  (342)          (290)            77           (959)         (1,145)       (17,220)
   Increase (decrease) in
     Amounts Retained in
     Separate Account A                  --             --             --             --              --             --
                               ------------    -----------    -----------    -----------    ------------  -------------
   Net Increase (Decrease) In
     Net Assets From Contract
     Transactions                (5,157,339)    (1,431,278)     1,209,512     10,388,193     (16,854,247)   (15,069,050)
                               ------------    -----------    -----------    -----------    ------------  -------------
Total Increase (Decrease) In
  Net Assets                     17,762,631     25,438,623     20,436,034     31,370,940       6,449,585     40,016,017
NET ASSETS:
Beginning Of Period              95,333,137     69,894,514     69,292,877     37,921,937     248,410,089    208,394,072
                               ------------    -----------    -----------    -----------    ------------  -------------
End Of Period                  $113,095,768    $95,333,137    $89,728,911    $69,292,877    $254,859,674  $ 248,410,089
                               ============    ===========    ===========    ===========    ============  =============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                          GLOBAL STRATEGY              FOREIGN VALUE            GLOBAL REAL ESTATE
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 88                 DIVISION 89                DIVISION 101
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)     $ 10,998,003  $ 33,529,086  $  7,434,260  $ 12,709,450  $ 12,563,789  $ 25,335,314
   Net Realized Gains (Losses)
     From Securities Transactions       (425,784)  (11,654,556)   (7,666,348)  (44,059,233)   16,690,532    (5,405,762)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                33,715,343    53,118,209    70,647,164   287,030,737    13,479,551    46,966,841
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations..................   44,287,562    74,992,739    70,415,076   255,680,954    42,733,872    66,896,393
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                  29,012,094    26,039,993    73,263,301    64,585,583    28,677,623    29,463,101
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                     (41,352,648)  (39,734,711)  (86,107,155)  (66,671,921)  (25,169,437)  (22,316,374)
   Annuity Benefit Payments              (44,893)      (53,596)       (8,196)      (12,042)           --            --
   Transfers Between Subaccounts
     (including fixed account),
     Net                              69,755,006   (21,519,401)  107,627,490   (10,010,221)  (57,367,494)      688,620
   Contract Charges                     (222,261)     (200,300)     (436,528)     (372,680)     (103,819)      (67,306)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                        (5,413)      (22,150)       (1,955)       (2,651)           --            --
   Increase (decrease) in Amounts
     Retained in Separate Account
     A                                        --            --            --            --    (8,624,559)           --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                     57,141,885   (35,490,165)   94,336,957   (12,483,932)  (62,587,686)    7,768,041
                                    ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net
  Assets                             101,429,447    39,502,574   164,752,033   243,197,022   (19,853,814)   74,664,434
NET ASSETS:
Beginning Of Period                  409,351,141   369,848,567   810,512,930   567,315,908   270,476,328   195,811,894
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                       $510,780,588  $409,351,141  $975,264,963  $810,512,930  $250,622,514  $270,476,328
                                    ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") is a segregated investment account that was established by The Variable Annuity Life Insurance Company ("VALIC") to fund variable annuity insurance contracts issued by VALIC. VALIC is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account includes the following variable annuity products:
Portfolio Director, Group Unit Purchase, IMPACT, Independence Plus, and
Potentia.

The Separate Account contracts are sold primarily by VALIC's exclusive sales force. The distributor of these contracts is American General Distributors, Inc., an affiliate of VALIC; however, all commissions are paid by VALIC. No underwriting fees are paid in connection with the distribution of these contracts.

VALIC serves as the investment adviser to the VALIC Company I and II Series (formerly AIG Retirement Company I and II). Effective May 1, 2009, AIG Retirement Company I and II changed their names to VALIC Company I and II. VALIC also serves as the transfer agent and accounting services agent to the VALIC Company I and II Series. AIG Global Investment Corporation ("AIGGIC") and SunAmerica Asset Management Corporation ("SAAMCO"), each an affiliate of VALIC, serve as investment sub-advisers to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

Effective March 7, 2008, the VALIC Company I Real Estate Fund commenced operations. The SunAmerica 2010 High Watermark Fund was closed effective April 21, 2008. Effective February 27, 2009, the AIG SunAmerica 2015 High Watermark Fund and the AIG SunAmerica 2020 High Watermark Fund changed their names to the SunAmerica 2015 High Watermark Fund and the SunAmerica 2020 High Watermark Fund, respectively.

The Separate Account is comprised of sixty five sub-accounts or "divisions." Each division, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in the Funds listed below.

 VALIC COMPANY I FUNDS

 Capital Conservation Fund (Division 1
   and 7)                               Nasdaq-100(R) Index Fund (Division 46)
 Money Market I Fund (Division 2 and 6) Blue Chip Growth Fund (Division 72)
 Mid Cap Index Fund (Division 4)        Health Sciences Fund (Division 73)
 Asset Allocation Fund (Division 5)     Value Fund (Division 74)
 Government Securities Fund (Division   Broad Cap Value Income Fund (Division
   8)                                   75)
 Stock Index Fund (Divisions 10A, B,
   C, and D)                            Large Cap Core Fund (Division 76)
 International Equities Fund (Division
   11)                                  Inflation Protected Fund (Division 77)
 Global Social Awareness Fund
   (Division 12)                        Growth Fund (Division 78)
 International Government Bond Fund     Large Capital Growth Fund (Division
   (Division 13)                        79)
 Small Cap Index Fund (Division 14)     Mid Cap Strategic Growth Fund
                                        (Division 83)
 Core Equity Fund (Division 15)         Small Cap Special Values Fund
                                        (Division 84)
 Growth & Income Fund (Division 16)     Small Mid Growth Fund (Division 85)
 Science & Technology Fund (Division    Small Cap Aggressive Growth Fund
   17)                                  (Division 86)
 Small Cap Fund (Division 18)           Global Equity Fund (Division 87)
 International Growth I Fund (Division
   20)                                  Global Strategy Fund (Division 88)
 Core Value Fund (Division 21)          Foreign Value Fund (Division 89)
                                        Global Real Estate Fund (Division 101)

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION (CONTINUED)

 VALIC Company II Funds

 International Small Cap Equity Fund
   (Division 33)                        Money Market II Fund (Division 44)
 Small Cap Growth Fund (Division 35)    Aggressive Growth Lifestyle Fund
                                        (Division 48)
 Small Cap Value Fund (Division 36)     Moderate Growth Lifestyle Fund
                                        (Division 49)
 Mid Cap Growth Fund (Division 37)      Conservative Growth Lifestyle Fund
                                        (Division 50)
 Mid Cap Value Fund (Division 38)       Core Bond Fund (Division 58)
 Capital Appreciation Fund (Division
   39)                                  Strategic Bond Fund (Division 59)
 Large Cap Value Fund (Division 40)     High Yield Bond Fund (Division 60)
 Socially Responsible Fund (Division
   41)


 OTHER FUNDS
 Vanguard Long-Term Investment-Grade
   Fund (Division 22)                   Ariel Fund (Division 68)
 Vanguard Long-Term Treasury Fund
   (Division 23)                        Ariel Appreciation Fund (Division 69)
 Vanguard Windsor II Fund (Division 24) Lou Holland Growth Fund (Division 70) Vanguard Wellington Fund (Division 25) SunAmerica 2015 High Watermark Fund
                                        (Division 81)
 Vanguard LifeStrategy Growth Fund      SunAmerica 2020 High Watermark Fund
   (Division 52)                        (Division 82)
 Vanguard LifeStrategy Moderate Growth
   Fund (Division 53)
 Vanguard LifeStrategy Conservative
   Growth Fund (Division 54)

The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC.

In addition to the sixty five divisions above, a contract owner may allocate contract funds to a fixed account, which is part of VALIC's general account. Contract owners should refer to the Portfolio Director prospectus, Group Unit Purchase prospectus, IMPACT prospectus, Independence Plus prospectus, and/or the Potentia prospectus for a complete description of the available Funds and fixed account.

Net premiums from the contracts are allocated to the divisions and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the Statements of Changes in Net Assets.

2. Summary of Significant Accounting Policies

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principals general accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

INVESTMENT VALUATION: Investments in the Funds are valued at the net asset value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS ON BENEFIT: Participants are able to elect assumed interest rates between 3.0% and 6.0% in determining annuity payments. Reserves are calculated according to the 1983(a) Individual Mortality Table, the Annuity 2000 Mortality Table, and the 1994 Group Annuity Reserve Mortality Table, depending on the calendar year of annuitization.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, VALIC makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to VALIC. VALIC received a net mortality transfer from the Separate Account of $378,823 and $913,414 for the years ended December 31, 2010 and 2009, respectively.

ACCUMULATION UNITS: Accumulation units are the basic valuation unit of a deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges, net of any applicable expense reimbursements. VALIC offers both standard and enhanced contracts, which have different mortality and expense risk charges.

FEDERAL INCOME TAXES: VALIC qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of VALIC and are not taxed separately. Under the current provisions of the Code, VALIC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

3. FAIR VALUE MEASUREMENTS

Effective January 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2010 consist of investments registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2010, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2010, is presented.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

MORTALITY AND EXPENSE RISK CHARGE: Deductions for mortality and expense risks assumed by VALIC are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the divisions attributable to the contract owners and are paid to VALIC. The mortality and expense risk charges for each division is shown in the table below. The charges range from 0.21% to 1.45% based on the average daily net asset value of each division. The exact rate depends on the particular product issued and the division selected. This charge is guaranteed and cannot be increased by VALIC. The mortality and expense risk charges are to compensate VALIC for assuming mortality and expense risks under the contract. The mortality risk that VALIC assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, VALIC assumes the obligation to pay during the purchase period a death benefit. The expense risk is VALIC's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be. These charges are included on the mortality and expense risk charge line of the Statement of Operations.

DIVISIONS                                                      RISK CHARGES
---------                                          -------------------------------------

10B                                                0.85% on the first $10 million
                                                   0.425% on the next $90 million
                                                   0.21% on the excess over $100 million

1, 2, 4 through 8, 10A, 10C, 10D, 11 through 18,   0.40% - 1.00%
20, 21, 30, 33, 35 through 41, 44 through 46, 48
through 50, 58 through 60, 72 through 80, 83
through 101

19, 22 through 28, 31, 32, 47, 52 through 57, 61   0.65% - 1.25%
through 71, 81,82

Potentia Product                                   0.95% - 1.45%
4, 6, 10C, 12, 14, 16, 17, 26 through 28, 31, 35,
39, 47 through 50, 58, 59, 78, 79, 83, 87

Mortality and expense risk charges of the Separate Account's divisions' 10A and 10B (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

DIVISIONS                                                   EXPENSE LIMITATIONS
---------                                          -------------------------------------
10A                                                1.4157% on the first $359,065,787
                                                   1.36% on the next $40,934,213
                                                   1.32% on the excess over $400 million

10B                                                0.6966% on the first $25,434,267
                                                   0.50% on the first $74,565,733
                                                   0.25% on the excess over $100 million

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS (CONTINUED)

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or their affiliates have an agreement with VALIC to pay VALIC for administrative and shareholder services provided to the underlying Fund. VALIC applied these payments to reduce its charges to the division investing in that Fund. In addition, VALIC currently reimburses or credits certain divisions a portion of VALIC's mortality and expense risk charges, as shown in the table above. The reimbursements are included on the reimbursement of expenses line of the Statement of Operations. Such crediting arrangements are voluntary, and may be changed by VALIC at any time. The expense reimbursements are credited at the annual rates shown below.

 DIVISIONS                                        EXPENSE REDUCTION
 ---------                              -------------------------------------
 22,23,26 through 28,32,33,35 through   0.25%
 41,44,47 through 50,55 through 71

 31                                     0.21%

ACCOUNT MAINTENANCE CHARGE: An account maintenance charge of $3.75 is assessed on each contract (except those relating to divisions 10A and 10B, contracts within division 10D are assessed a $30 annual maintenance charge) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. The account maintenance charge is to reimburse VALIC for administrative expenses for establishing and maintaining the record keeping for the divisions. Account maintenance charges for all divisions in the Separate Account totaled $4,375,535 and $4,684,693 for the years ended December 31, 2010 and 2009, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the Statement of Changes in Net Assets.

SURRENDER CHARGE: When money is withdrawn from a participant's account, a surrender charge may be deducted from the amount withdrawn. VALIC received surrender charges of $4,783,240 and $6,622,721 for the years ended December 31, 2010 and 2009, respectively. The surrender charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments into divisions 10A and 10B are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. VALIC received $6,651 and $288 for the year ended December 31, 2010, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. VALIC received $7,051 and $279 for the year ended December 31, 2009, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. The sales and administrative charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the purchase payments line of the Statement of Changes in Net Assets.

PREMIUM TAX CHARGE: Taxes on purchase payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, VALIC will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

GUARANTEED MINIMUM WITHDRAWAL CHARGE: An optional annualized fee percentage of 0.65% for a guaranteed minimum withdrawal benefit ("GMWB") charge may be assessed on certain contracts based on eligible purchase payments made into the contract (called the "Benefit Base"). The fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The GMWB charges for all divisions in the Separate Account totaled $7,727,248 and $6,216,007 for the years ended December 31,2010 and 2009, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the Statement of Changes in Net Assets.

OTHER MATTERS RELATED TO SEPARATE ACCOUNT CHARGES: Capital surplus (which represents VALIC's investment in the Separate Account) amounts reflected in the statements of net assets for Divisions 44, 75, 77 and 101 are not subject to contract owner charges since they do not represent reserves for annuity contracts issued.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2010 consist of the following:

                                                                   COST OF     PROCEEDS FROM
UNDERLYING FUND                                       DIVISION SHARES ACQUIRED  SHARES SOLD
---------------                                       -------- --------------- -------------
VALIC Company I Capital Conservation Fund                1      $     85,099   $    173,161
VALIC Company I Capital Conservation Fund                7        38,893,918     21,966,664
VALIC Company I Money Market I Fund                      2            26,986        348,804
VALIC Company I Money Market I Fund                      6        79,134,692    120,359,826
VALIC Company I Mid Cap Index Fund                       4       141,974,853    169,527,832
VALIC Company I Asset Allocation Fund                    5        19,676,955     25,534,004
VALIC Company I Government Securities Fund               8        17,747,841     29,680,537
VALIC Company I Stock Index Fund                        10A        1,691,056     16,015,756
VALIC Company I Stock Index Fund                        10B           26,438      1,807,824
VALIC Company I Stock Index Fund                        10C      180,002,836    229,209,126
VALIC Company I Stock Index Fund                        10D          207,111      1,682,857
VALIC Company I International Equities Fund             11        96,369,726     85,323,923
VALIC Company I Global Social Awareness Fund            12        24,620,294     52,665,444
VALIC Company I International Government Bond Fund      13        33,200,287     30,948,796
VALIC Company I Small Cap Index Fund                    14        35,013,636     86,559,117
VALIC Company I Core Equity Fund                        15         5,962,115     27,512,489
VALIC Company I Growth & Income Fund                    16         5,692,565     10,358,575
VALIC Company I Science & Technology Fund               17        16,047,334     88,205,264
VALIC Company I Small Cap Fund                          18         7,714,248     34,970,839
VALIC Company I International Growth I Fund             20        72,383,787     71,076,155
VALIC Company I Dividend Value Fund                     21        26,912,139     15,233,788
Vanguard LT Investment-Grade Fund                       22        36,507,139     23,618,817
Vanguard LT Treasury Fund                               23        45,210,188     79,594,477
Vanguard Windsor II Fund                                24        63,184,017    181,126,672
Vanguard Wellington Fund                                25       150,543,835    103,735,710
VALIC Company II International Small Cap Equity Fund    33        27,043,451     87,780,282
VALIC Company II Small Cap Growth Fund                  35        14,964,901      5,832,782
VALIC Company II Small Cap Value Fund                   36        31,839,043     37,961,092
VALIC Company II Mid Cap Growth Fund                    37         6,666,886     63,818,443
VALIC Company II Mid Cap Value Fund                     38        58,337,286     97,248,944
VALIC Company II Capital Appreciation Fund              39         3,150,917      5,191,478
VALIC Company II Large Cap Value Fund                   40         9,916,318     24,499,410
VALIC Company II Socially Responsible Fund              41        51,487,240    108,578,272
VALIC Company II Money Market II Fund                   44        50,925,322     92,478,672
VALIC Company I Nasdaq-100(R) Index Fund                46        14,230,035     18,908,672
VALIC Company II Aggressive Growth Lifestyle Fund       48        39,012,184      9,827,999
VALIC Company II Moderate Growth Lifestyle Fund         49        67,321,295     18,509,984
VALIC Company II Conservative Growth Lifestyle Fund     50        42,276,032     14,521,014
Vanguard LifeStrategy Growth Fund                       52        17,218,752     11,479,615
Vanguard LifeStrategy Moderate Growth Fund              53        23,672,122     18,255,294

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                               COST OF     PROCEEDS FROM
UNDERLYING FUND                                   DIVISION SHARES ACQUIRED  SHARES SOLD
---------------                                   -------- --------------- -------------
Vanguard LifeStrategy Conservative Growth Fund      54        15,388,135     11,561,878
VALIC Company II Core Bond Fund                     58       109,323,141      8,338,841
VALIC Company II Strategic Bond Fund                59        77,557,201     28,909,017
VALIC Company II High Yield Bond Fund               60        37,065,040     33,092,352
Ariel Fund                                          68        23,511,169     35,865,196
Ariel Appreciation Fund                             69        13,450,080     26,748,974
Lou Holland Growth Fund                             70         7,736,308      7,249,080
VALIC Company I Blue Chip Growth Fund               72        17,626,766    138,975,617
VALIC Company I Health Sciences Fund                73         9,485,860     22,445,350
VALIC Company I Value Fund                          74         7,841,336     55,168,815
VALIC Company I Broad Cap Value Income Fund         75         4,040,198      3,149,011
VALIC Company I Large Cap Core Fund                 76        41,482,996     45,991,797
VALIC Company I Inflation Protected Fund            77        65,042,779     27,164,004
VALIC Company I Growth Fund                         78        14,196,186     71,942,420
VALIC Company I Large Capital Growth Fund           79         7,058,947     40,063,053
SunAmerica 2015 High Watermark Fund                 81         1,085,006      5,724,176
SunAmerica 2020 High Watermark Fund                 82         4,451,831      2,186,892
VALIC Company I Mid Cap Strategic Growth Fund       83        12,382,556     30,617,830
VALIC Company I Small Cap Special Values Fund       84         7,101,453     22,647,478
VALIC Company I Small Mid Growth Fund               85         5,711,447     11,829,437
VALIC Company I Small Cap Aggressive Growth Fund    86        28,950,768     28,643,662
VALIC Company I Global Equity Fund                  87        20,157,884     35,370,317
VALIC Company I Global Strategy Fund                88        93,771,949     26,893,203
VALIC Company I Foreign Value Fund                  89       164,700,881     64,570,374
VALIC Company I Global Real Estate Fund             101       31,333,224     78,642,786

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING

The accumulation units outstanding      VALIC COMPANY I                VALIC COMPANY I               VALIC COMPANY I
and analysis of the increase          CAPITAL CONSERVATION           CAPITAL CONSERVATION            MONEY MARKET I
(decrease) in units outstanding as            FUND                           FUND                         FUND
of December 31, 2010.               --------------------          --------------------           ---------------
                                           DIVISION 1                     DIVISION 7                   DIVISION 2
                                    --------------------          --------------------           ---------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                  1.00%/(2)(3)(4)(5)/           1.00%/(2)(3)(4)(5)/          1.00%/(2)(3)(4)(5)/
                                         ---------                    -----------                   ---------
Accumulation Unit Value............      5.8472680                      3.2744260                   2.9861930
Net Assets Attributable to
  Accumulation Units Outstanding...      2,228,206                    108,656,535                     745,638
                                         =========                    ===========                   =========
Accumulation Units Issued..........         10,852                      6,991,539                       9,050
Accumulation Units Redeemed........        (25,359)                    (4,859,516)                   (113,267)
                                         ---------                    -----------                   ---------
Increase (Decrease) in
  Accumulation Units Outstanding...         14,507                      2,132,023                    (104,217)
Beginning Accumulation Units
  Outstanding......................        395,575                     31,077,337                     353,912
                                         ---------                    -----------                   ---------
Ending Accumulation Units
  Outstanding......................        381,068                     33,209,360                     249,695
                                         =========                    ===========                   =========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........                                           0.80%/(2)/
                                                                      -----------
Accumulation Unit Value............                                     3.4376970
Net Assets Attributable to
  Accumulation Units Outstanding...                                    28,989,875
                                                                      ===========
Accumulation Units Issued..........                                     4,686,459
Accumulation Units Redeemed........                                    (2,535,699)
                                                                      -----------
Increase (Decrease) in
  Accumulation Units Outstanding...                                     2,150,760
Beginning Accumulation Units
  Outstanding......................                                     6,330,564
                                                                      -----------
Ending Accumulation Units
  Outstanding......................                                     8,481,324
                                                                      ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........                                           0.60%/(2)/
                                                                      -----------
Accumulation Unit Value............                                     3.6142310
Net Assets Attributable to
  Accumulation Units Outstanding...                                       898,380
                                                                      ===========
Accumulation Units Issued..........                                        68,735
Accumulation Units Redeemed........                                      (110,075)
                                                                      -----------
Increase (Decrease) in
  Accumulation Units Outstanding...                                       (41,340)
Beginning Accumulation Units
  Outstanding......................                                       289,907
                                                                      -----------
Ending Accumulation Units
  Outstanding......................                                       248,567
                                                                      ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........                                           0.40%/(2)/
                                                                      -----------
Accumulation Unit Value............                                     1.1521190
Net Assets Attributable to
  Accumulation Units Outstanding...                                            --
                                                                      ===========
Accumulation Units Issued..........                                            --
Accumulation Units Redeemed........                                            --
                                                                      -----------
Increase (Decrease) in
  Accumulation Units Outstanding...                                            --
Beginning Accumulation Units
  Outstanding......................                                            --
                                                                      -----------
Ending Accumulation Units
  Outstanding......................                                            --
                                                                      ===========

                              SEPARATE ACCOUNT A

                OF THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Unit Values, Net Assets and Changes in Units Outstanding (Continued)

                                            VALIC                                               VALIC
THE ACCUMULATION UNITS OUTSTANDING        COMPANY I                                           COMPANY I
AND ANALYSIS OF THE INCREASE                MONEY                    VALIC                      ASSET
(DECREASE) IN UNITS OUTSTANDING AS         MARKET I              COMPANY I MID                ALLOCATION
OF DECEMBER 31, 2010.                        FUND                CAP INDEX FUND                  FUND
----------------------------------  -----------             --------------            -----------
                                          DIVISION 6               DIVISION 4                 DIVISION 5
                                    -----------             --------------            -----------
Contracts with Mortality and
  Expense Risk Charge of:..........        1.45% /W/                 1.45% /W/               1.00%/|2)|3)|4)|5)/
                                    -----------             -------------             -----------
Accumulation Unit Value............   1.0560710                 1.6382840               5.5861440
Net Assets Attributable to
  Accumulation Units Outstanding...     197,202                    44,454             121,892,803
                                    -----------             -------------             -----------
Accumulation Units Issued..........     117,385                    25,837               2,173,030
Accumulation Units Redeemed........    (133,806)                  (71,821)             (3,666,092)
                                    -----------             -------------             -----------
Increase (Decrease) in
  Accumulation Units Outstanding...     (16,421)                  (45,984)             (1,493,062)
Beginning Accumulation Units
  Outstanding......................     203,154                    73,118              23,340,724
                                    -----------             -------------             -----------
Ending Accumulation Units
  Outstanding......................     186,733                    27,134              21,847,662
                                    -----------             -------------             -----------
Contracts with Mortality and              100o/                     100o/
  Expense Risk Charge of:..........           o(2)(3)(4)(5)             o(2)(3)(4)(5)        0.80%/(2)/
                                    -----------             -------------             -----------
Accumulation Unit Value............   2.1085280                11.5592110               5.8875920
Net Assets Attributable to
  Accumulation Units Outstanding... 294,592,191             1,933,526,696              16,115,698
                                    -----------             -------------             -----------
Accumulation Units Issued..........  28,156,425                 7,821,431               1,672,979
Accumulation Units Redeemed........ (42,094,602)               (1,568,636)             (1,568,636)
                                    -----------             -------------             -----------
Increase (Decrease) in
  Accumulation Units Outstanding... (13,938,177)               (7,951,331)                104,343
Beginning Accumulation Units
  Outstanding...................... 175,506,081               175,506,081               2,642,382
                                    -----------             -------------             -----------
Ending Accumulation Units
  Outstanding...................... 139,892,361               167,554,750               2,746,725
                                    -----------             -------------             -----------
Contracts with Mortality and
  Expense Risk Charge of:..........        0.95%/(1)/                0.95%/(1)/              0.60%/|2)/
                                    -----------             -------------             -----------
Accumulation Unit Value............   1.8753890                    187810               6.2187810
Net Assets Attributable to
  Accumulation Units Outstanding...                                                       187,579
                                    -----------             -------------             -----------
Accumulation Units Issued..........           _                         _                   8,005
Accumulation Units Redeemed........          --                        --                 (11,128)
                                    -----------             -------------             -----------
Increase (Decrease) in
  Accumulation Units Outstanding...          --                        --                  (3,123)
Beginning Accumulation Units
  Outstanding......................          --                        --                  33,286
                                    -----------             -------------             -----------
Ending Accumulation Units
  Outstanding......................          --                        --                  30,163
                                    -----------             -------------             -----------
Contracts with Mortality and
  Expense Risk Charge of:..........        0.80%/(2)/                0.80%/(2)/              0.40%/|2)/
                                    -----------             -------------             -----------
Accumulation Unit Value............  12.2022510                 1.0556270               1.0556270
Net Assets Attributable to
  Accumulation Units Outstanding...  81,815,289               522,175,998                      --
                                    -----------             -------------             -----------
Accumulation Units Issued..........  11,783,317                 6,897,481                       _
Accumulation Units Redeemed........ (13,281,507)               (2,533,746)                     --
                                    -----------             -------------             -----------
Increase (Decrease) in
  Accumulation Units Outstanding...  (1,498,190)                4,363,735                      --
Beginning Accumulation Units
  Outstanding......................  38,641,900                38,641,900                      --
                                    -----------             -------------             -----------
Ending Accumulation Units
  Outstanding......................  43,005,635                43,005,635                      --
                                    -----------             -------------             -----------
Contracts with Mortality and
  Expense Risk Charge of:..........        0.60%/|2)/                0.60%/|2)/
                                    -----------             -------------
Accumulation Unit Value............   2.3277990                12.9122510
Net Assets Attributable to
  Accumulation Units Outstanding...   2,681,848                15,736,454
                                    -----------             -------------
Accumulation Units Issued..........     793,688                   372,538
Accumulation Units Redeemed........  (1,991,194)                 (299,001)
                                    -----------             -------------
Increase (Decrease) in
  Accumulation Units Outstanding...  (1,197,506)                   73,537
Beginning Accumulation Units
  Outstanding......................   2,369,391                 1,146,174
                                    -----------             -------------
Ending Accumulation Units
  Outstanding......................   1,171,885                 1,219,711
                                    -----------             -------------
Contracts with Mortality and
  Expense Risk Charge of:..........        0.40%/|2)/                0.40%/|2)/
                                    -----------             -------------
Accumulation Unit Value............   1.0194960                 1.0303180
Net Assets Attributable to
  Accumulation Units Outstanding...   7,768,290                18,205,916
                                    -----------             -------------
Accumulation Units Issued..........   3,866,706                 2,281,419
Accumulation Units Redeemed........  (2,671,857)               (2,671,857)
                                    -----------             -------------
Increase (Decrease) in
  Accumulation Units Outstanding...  (1,384,949)                 (390,438)
Beginning Accumulation Units
  Outstanding......................    ,060,629                18,060,629
                                    -----------             -------------
Ending Accumulation Units
  Outstanding......................   7,619,736                17,670,191
                                    -----------             -------------

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                        VALIC COMPANY I                VALIC COMPANY I         VALIC COMPANY I
The accumulation units outstanding and analysis      GOVERNMENT SECURITIES               STOCK INDEX             STOCK INDEX
of the increase (decrease) in units outstanding              FUND                           FUND                    FUND
as of December 31, 2010.                           ---------------------          ---------------              ---------------
                                                          DIVISION 8                    DIVISION 10A            DIVISION 10B
                                                   ---------------------          ---------------              ---------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                          100%/(2)(3)(4)(5)/           100%/(2)(3)(4)(5)/       0.4335%/(3)/
Accumulation Unit Value...........................       3.2161350                   24.2337590                  41.7146090
Net Assets Attributable to Accumulation Units
  Outstanding.....................................      90,964,404                  117,839,811                  10,617,698
                                                        ==========                  ===========                  ==========
Accumulation Units Issued.........................       2,925,473                       81,303                       1,776
Accumulation Units Redeemed.......................      (6,357,621)                    (654,589)                    (30,744)
                                                        ----------                  -----------                  ----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................      (3,432,148)                    (573,286)                    (28,968)
Beginning Accumulation Units Outstanding..........      31,773,386                    5,435,932                     283,500
                                                        ----------                  -----------                  ----------
Ending Accumulation Units Outstanding.............      28,341,238                    4,862,646                     254,532
                                                        ==========                  ===========                  ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                         0.80%/(2)/
                                                        ----------
Accumulation Unit Value...........................       3.3765090
Net Assets Attributable to Accumulation Units
  Outstanding.....................................      20,810,778
                                                        ==========
Accumulation Units Issued.........................       2,107,921
Accumulation Units Redeemed.......................      (2,865,537)
                                                        ----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................        (757,616)
Beginning Accumulation Units Outstanding..........       6,933,928
                                                        ----------
Ending Accumulation Units Outstanding.............       6,176,312
                                                        ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                         0.60%/(2)/
                                                        ----------
Accumulation Unit Value...........................       3.5498310
Net Assets Attributable to Accumulation Units
  Outstanding.....................................         644,239
                                                        ----------
Accumulation Units Issued.........................          62,205
Accumulation Units Redeemed.......................        (191,077)
                                                        ----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................        (128,872)
Beginning Accumulation Units Outstanding..........         310,411
                                                        ----------
Ending Accumulation Units Outstanding.............         181,539
                                                        ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                         0.40%/(2)/
                                                        ----------
Accumulation Unit Value...........................       1.1150340
Net Assets Attributable to Accumulation Units
  Outstanding
                                                        ==========
Accumulation Units Issued
Accumulation Units Redeemed.......................              --
                                                        ----------
Increase (Decrease) in Accumulation Units
  Outstanding                                                   --
Beginning Accumulation Units Outstanding                        --
                                                        ----------
Ending Accumulation Units Outstanding.............              --
                                                        ==========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding           VALIC COMPANY I              VALIC COMPANY I             VALIC COMPANY I
and analysis of the increase                   STOCK INDEX                  STOCK INDEX            INTERNATIONAL EQUITIES
(decrease) in units outstanding as of             FUND                         FUND                         FUND
December 31, 2010.                     ---------------               ---------------             ----------------------
                                              DIVISION 10C                 DIVISION 10D                 DIVISION 11
                                       ---------------               ---------------             ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                1.45%/(1)/                  1.00%/(2)(3)(4)(5)/             1.00%/(2)(3)(4)(5)/
                                        -------------                  ----------                     -----------
Accumulation Unit Value...............      0.9574280                   9.1166840                       1.6622420
Net Assets Attributable to
  Accumulation Units Outstanding......         24,504                  14,503,739                     741,016,127
                                        =============                  ==========                     ===========
Accumulation Units Issued.............         11,756                      24,293                      42,841,273
Accumulation Units Redeemed...........        (20,990)                   (185,113)                    (37,109,940)
                                        -------------                  ----------                     -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................         (9,234)                   (160,820)                      5,731,333
Beginning Accumulation Units
  Outstanding.........................         34,828                   1,751,721                     440,727,408
                                        -------------                  ----------                     -----------
Ending Accumulation Units Outstanding.         25,594                   1,590,901                     446,458,741
                                        =============                  ==========                     ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                1.00%/(2)(3)(4)(5)/                                         0.80%/(2)/
                                        -------------                                                 -----------
Accumulation Unit Value...............      5.1440980                                                   1.7337940
Net Assets Attributable to
  Accumulation Units Outstanding......  2,469,042,836                                                 166,112,327
                                        =============                                                 ===========
Accumulation Units Issued.............     19,819,169                                                  16,972,214
Accumulation Units Redeemed...........    (38,269,430)                                                (23,094,582)
                                        -------------                                                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................    (18,450,261)                                                 (6,122,368)
Beginning Accumulation Units
  Outstanding.........................    499,189,486                                                 102,626,583
                                        -------------                                                 -----------
Ending Accumulation Units Outstanding.    480,739,225                                                  96,504,215
                                        =============                                                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                0.95% /(1)/                                                 0.60%/(2)/
                                        -------------                                                 -----------
Accumulation Unit Value...............      1.3468820                                                   1.8091700
Net Assets Attributable to
  Accumulation Units Outstanding......             --                                                   5,033,083
                                        -------------                                                 -----------
Accumulation Units Issued.............             --                                                     519,812
Accumulation Units Redeemed...........             --                                                  (1,284,769)
                                        -------------                                                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................             --                                                    (764,957)
Beginning Accumulation Units
  Outstanding.........................             --                                                   3,551,393
                                        -------------                                                 -----------
Ending Accumulation Units Outstanding.             --                                                   2,786,436
                                        =============                                                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                0.80%/(2)/                                                  0.40% /|2)/
                                        -------------                                                 -----------
Accumulation Unit Value...............      5.3825000                                                   0.7331440
Net Assets Attributable to
  Accumulation Units Outstanding......    570,087,135                                                          --
                                        -------------                                                 -----------
Accumulation Units Issued.............      6,844,435                                                          --
Accumulation Units Redeemed...........    (11,735,790)                                                         --
                                        -------------                                                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................     (4,891,355)                                                         --
Beginning Accumulation Units
  Outstanding.........................    111,287,756                                                          --
                                        -------------                                                 -----------
Ending Accumulation Units Outstanding.    106,396,401                                                          --
                                        =============                                                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                0.60%/(2)/
                                        -------------
Accumulation Unit Value...............      5.6446700
Net Assets Attributable to
  Accumulation Units Outstanding......     22,972,042
                                        -------------
Accumulation Units Issued.............      1,388,386
Accumulation Units Redeemed...........     (1,537,913)
                                        -------------
Increase (Decrease) in Accumulation
  Units Outstanding...................       (149,527)
Beginning Accumulation Units
  Outstanding.........................      4,220,931
                                        -------------
Ending Accumulation Units Outstanding.      4,071,404
                                        =============
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                0.40%/(2)/
                                        -------------
Accumulation Unit Value...............      0.8530860
Net Assets Attributable to
  Accumulation Units Outstanding......     47,385,701
                                        -------------
Accumulation Units Issued.............      5,587,720
Accumulation Units Redeemed...........     (8,534,486)
                                        -------------
Increase (Decrease) in Accumulation
  Units Outstanding...................     (2,946,766)
Beginning Accumulation Units
  Outstanding.........................     58,492,985
                                        -------------
Ending Accumulation Units Outstanding.     55,546,219
                                        =============

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding       VALIC COMPANY I              VALIC COMPANY I                 VALIC COMPANY I
and analysis of the increase             SOCIAL AWARENESS          INT'L GOVERNMENT BOND              SMALL CAP INDEX
(decrease) in units outstanding as             FUND                        FUND                            FUND
of December 31, 2010.               ----------------             ---------------------           ---------------
                                           DIVISION 12                  DIVISION 13                     DIVISION 14
                                    ----------------             ---------------------           ---------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    1.45%/(1)/                      1.00%/(2)(3)(4)(5)/          1.45%/(1)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     0.9281670                       2.9048240                    1.4703910
Net Assets Attributable to
  Accumulation Units Outstanding...            --                     123,043,375                       30,046
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........            --                       5,698,989                       11,691
Accumulation Units Redeemed........            --                      (7,555,833)                     (16,194)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...            --                      (1,856,444)                      (4,503)
Beginning Accumulation Units
  Outstanding......................            --                      44,245,607                       24,937
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................            --                      42,388,763                       20,434
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    1.00%/(2)(3)(4)(5)/             0.80%/(2)/                   1.00%/(2)(3)(4)(5)/
                                      -----------                                                  -----------
Accumulation Unit Value............     3.8037270                       3.0164540                    3.9098970
Net Assets Attributable to
  Accumulation Units Outstanding...   199,508,060                      34,700,037                  695,419,585
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........     3,213,929                       4,621,203                    8,221,542
Accumulation Units Redeemed........    (8,332,254)                     (3,937,226)                 (17,375,659)
                                      -----------                                                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (5,118,325)                        683,977                   (9,154,117)
Beginning Accumulation Units
  Outstanding......................    57,592,442                      10,819,608                  187,312,159
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................    52,474,117                      11,503,585                  178,158,042
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.95%/(1)/                      0.60%/(2)/                   0.95%/(2)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     1.2854020                       3.1349620                    1.7253050
Net Assets Attributable to
  Accumulation Units Outstanding...            --                       2,719,501                           --
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........            --                          98,291                           --
Accumulation Units Redeemed........            --                        (319,315)                          --
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...            --                        (221,024)                          --
Beginning Accumulation Units
  Outstanding......................            --                       1,088,499                           --
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................            --                         867,475                           --
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.80%/(2)/                      0.40%/(2)/                   0.80%/(2)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     3.9615540                       1.1887480                    4.0533210
Net Assets Attributable to
  Accumulation Units Outstanding...    80,214,853                          57,619                  194,429,549
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........     4,117,750                               1                    3,565,593
Accumulation Units Redeemed........    (6,539,860)                        (17,439)                  (8,897,754)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (2,422,110)                        (17,438)                  (5,332,161)
Beginning Accumulation Units
  Outstanding......................    22,728,874                          65,909                   53,458,346
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................    20,306,764                          48,471                   48,126,185
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.60%/(2)/                                                   0.60% /|2)/
                                      -----------                                                  -----------
Accumulation Unit Value............     4.1337580                                                    4.2077210
Net Assets Attributable to
  Accumulation Units Outstanding...            --                                                    5,788,492
                                      -----------                                                  -----------
Accumulation Units Issued..........       159,455                                                      274,546
Accumulation Units Redeemed........      (456,417)                                                    (551,234)
                                      -----------                                                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...      (296,962)                                                    (276,688)
Beginning Accumulation Units
  Outstanding......................       650,734                                                    1,652,916
                                      -----------                                                  -----------
Ending Accumulation Units
  Outstanding......................       353,772                                                    1,376,228
                                      -----------                                                  -----------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.40%/(2)/                                                   0.40%/(2)/
                                      -----------                                                  -----------
Accumulation Unit Value............     0.8164520                                                    0.9732540
Net Assets Attributable to
  Accumulation Units Outstanding...       825,990                                                   11,157,632
                                      ===========                                                  ===========
Accumulation Units Issued..........            28                                                    1,752,299
Accumulation Units Redeemed........      (287,755)                                                  (1,463,958)
                                      -----------                                                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...      (287,727)                                                     288,341
Beginning Accumulation Units
  Outstanding......................     1,299,409                                                   11,175,914
                                      -----------                                                  -----------
Ending Accumulation Units
  Outstanding......................     1,011,682                                                   11,464,255
                                      ===========                                                  ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding          VALIC COMPANY I              VALIC COMPANY I             VALIC COMPANY I
and analysis of the increase                  CORE EQUITY                GROWTH & INCOME           SCIENCE & TECHNOLOGY
(decrease) in units outstanding as of            FUND                         FUND                         FUND
December 31, 2010.                     ---------------              ---------------             --------------------
                                              DIVISION 15                  DIVISION 16                 DIVISION 17
                                       ---------------              ---------------             --------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               1.00%/(2)(3)(4)(5)/         1.45%/(1)/                     1.45%/(1)/
                                         -----------                  ----------                    -----------
Accumulation Unit Value...............     2.0522320                   0.8997030                      0.6458660
Net Assets Attributable to
  Accumulation Units Outstanding......   193,599,370                      19,872                          3,451
                                         ===========                  ==========                    ===========
Accumulation Units Issued.............     2,351,591                         245                          3,555
Accumulation Units Redeemed...........   (12,782,331)                    (50,748)                        (6,227)
                                         -----------                  ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................   (10,430,740)                    (50,503)                        (2,672)
Beginning Accumulation Units
  Outstanding.........................   104,867,719                      72,591                          8,015
                                         -----------                  ----------                    -----------
Ending Accumulation Units Outstanding.    94,436,979                      22,088                          5,343
                                         ===========                  ==========                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:.....................          0.80%/(2)/                  1.00%/(2)(3)(4)(5)/            1.00%/(2)(3)(4)(5)/
                                         -----------                  ----------                    -----------
Accumulation Unit Value...............     2.1191990                   2.2199510                      2.8482110
Net Assets Attributable to
  Accumulation Units Outstanding......    39,801,655                  68,933,801                    630,830,009
                                         ===========                  ==========                    ===========
Accumulation Units Issued.............     1,159,658                   1,996,617                      5,220,121
Accumulation Units Redeemed...........    (2,364,373)                 (4,521,579)                   (28,711,919)
                                         -----------                  ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................    (1,204,715)                 (2,524,962)                   (23,491,798)
Beginning Accumulation Units
  Outstanding.........................    20,046,713                  33,580,307                    245,185,452
                                         -----------                  ----------                    -----------
Ending Accumulation Units Outstanding.    18,841,998                  31,055,345                    221,693,654
                                         ===========                  ==========                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:.....................          0.60%/(2)/                  0.95% /(1)/                    0.95% /(1)/
                                         -----------                  ----------                    -----------
Accumulation Unit Value...............     2.1910870                   1.2604930                      1.5974280
Net Assets Attributable to
  Accumulation Units Outstanding......     1,031,831                          --                             --
                                         ===========                  ==========                    ===========
Accumulation Units Issued.............        28,616                          --                             --
Accumulation Units Redeemed...........      (105,009)                         --                             --
                                         -----------                  ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................       (76,393)                         --                             --
Beginning Accumulation Units
  Outstanding.........................       547,314                          --                             --
                                         -----------                  ----------                    -----------
Ending Accumulation Units Outstanding.       470,921                          --                             --
                                         ===========                  ==========                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:.....................          0.40%/(2)/                  0.80%/(2)/                     0.80%/(2)/
                                         -----------                  ----------                    -----------
Accumulation Unit Value...............     0.8245040                   2.2925220                      2.9405840
Net Assets Attributable to
  Accumulation Units Outstanding......       483,776                  14,551,543                    158,811,422
                                         ===========                  ==========                    ===========
Accumulation Units Issued.............            14                   1,530,119                      4,562,781
Accumulation Units Redeemed...........      (122,799)                 (1,379,618)                    (7,192,366)
                                         -----------                  ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................      (122,785)                    150,501                     (2,629,585)
Beginning Accumulation Units
  Outstanding.........................       709,533                   6,211,813                     56,763,010
                                         -----------                  ----------                    -----------
Ending Accumulation Units Outstanding.       586,748                   6,362,314                     54,133,425
                                         ===========                  ==========                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:.....................                                      0.60%/(2)/                     0.60%/(2)/
                                                                      ----------                    -----------
Accumulation Unit Value...............                                 2.3703230                      3.0404680
Net Assets Attributable to
  Accumulation Units Outstanding......                                   569,592                      6,032,023
                                                                      ==========                    ===========
Accumulation Units Issued.............                                        --                        228,024
Accumulation Units Redeemed...........                                   (20,813)                      (622,261)
                                                                      ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................                                   (20,813)                      (394,237)
Beginning Accumulation Units
  Outstanding.........................                                   261,115                      2,378,150
                                                                      ----------                    -----------
Ending Accumulation Units Outstanding.                                   240,302                      1,983,913
                                                                      ==========                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:.....................                                      0.40%/(2)/                     0.40%/(2)/
                                                                      ----------                    -----------
Accumulation Unit Value...............                                 0.8144450                      0.9970060
Net Assets Attributable to
  Accumulation Units Outstanding......                                        --                     15,798,044
                                                                      ==========                    ===========
Accumulation Units Issued.............                                        --                      1,802,922
Accumulation Units Redeemed...........                                        --                     (2,085,368)
                                                                      ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................                                        --                       (282,446)
Beginning Accumulation Units
  Outstanding.........................                                        --                     16,127,931
                                                                      ----------                    -----------
Ending Accumulation Units Outstanding.                                        --                     15,845,485
                                                                      ==========                    ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED )

The accumulation units outstanding
and analysis of the                      VALIC COMPANY I              VALIC COMPANY I                 VALIC COMPANY I
increase (decrease) in units                SMALL CAP              INTERNATIONAL GROWTH I             INCOME & GROWTH
outstanding as of December 31,                FUND                          FUND                           FUND
2010.                               ---------------              ----------------------          ---------------
                                           DIVISION 18                  DIVISION 20                     DIVISION 21
                                    ---------------              ----------------------          ---------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........           100%/(2)(3)(4)(5)/              100%/(2)(3)(4)(5)/           100%/(2)(3)(4)(5)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     2.8394920                       2.2690570                    1.5957940
Net Assets Attributable to
  Accumulation Units Outstanding...   272,199,498                     374,053,350                  109,698,711
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........     3,977,057                      13,074,669                   13,912,033
Accumulation Units Redeemed........   (13,429,984)                    (21,489,490)                  (6,785,450)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (9,452,927)                     (8,414,821)                   7,126,583
Beginning Accumulation Units
  Outstanding......................   105,387,606                     173,556,736                   61,735,837
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................    95,934,679                     165,141,915                   68,862,420
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.80%/(2)/                      0.80%/(2)/                   0.80%/(2)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     2.9451070                       2.3526550                    1.6719270
Net Assets Attributable to
  Accumulation Units Outstanding...    52,611,334                     214,614,227                   40,040,066
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........     2,314,524                      21,966,477                    5,614,018
Accumulation Units Redeemed........    (3,083,310)                    (16,899,681)                  (4,315,673)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...      (768,786)                      5,066,796                    1,298,345
Beginning Accumulation Units
  Outstanding......................    18,709,651                      86,749,318                   22,667,733
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................    17,940,865                      91,816,114                   23,966,078
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.60%/(2)/                      0.60%/(2)/                   0.60%/(2)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     3.0675580                       2.4422640                    1.7577870
Net Assets Attributable to
  Accumulation Units Outstanding...     2,550,711                       6,907,236                      640,593
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........        68,998                       1,122,627                      466,447
Accumulation Units Redeemed........      (145,727)                       (679,120)                    (556,396)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...       (76,729)                        443,507                      (89,949)
Beginning Accumulation Units
  Outstanding......................       908,241                       2,386,717                      454,380
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................       831,512                       2,830,224                      364,431
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.40%/(2)/                      0.40%/(2)/                   0.40%/(2)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     0.9925220                       0.8199250                    0.8120980
Net Assets Attributable to
  Accumulation Units Outstanding...            --                              --                      619,221
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........            --                              --                           19
Accumulation Units Redeemed........            --                              --                     (145,649)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...            --                              --                     (145,630)
Beginning Accumulation Units
  Outstanding......................            --                              --                      908,126
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................            --                              --                      762,496
                                      ===========                     ===========                  ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the                         VANGUARD                        VANGUARD                  VANGUARD
increase (decrease) in units           LONG-TERM CORPORATE             LONG-TERM TREASURY            WINDSOR II
outstanding as of December 31,                FUND                            FUND                      FUND
2010.                               -------------------            ------------------            -------------
                                           DIVISION 22                    DIVISION 23                DIVISION 24
                                    -------------------            ------------------            -------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........             100%/(2)(3)(4)(5)/            100%/(2)(3)(4)(5)/          1.25%/(2)/
                                        -----------                   -----------                -------------
Accumulation Unit Value............       2.3437460                     2.3781890                    2.2684510
Net Assets Attributable to
  Accumulation Units Outstanding...     144,612,884                   219,133,723                1,106,921,439
                                        ===========                   ===========                =============
Accumulation Units Issued..........       8,919,001                     8,222,521                   17,102,860
Accumulation Units Redeemed........      (7,066,487)                  (18,463,268)                 (59,813,504)
                                        -----------                   -----------                -------------
Increase (Decrease) in
  Accumulation Units Outstanding...       1,852,514                   (10,240,747)                 (42,710,644)
Beginning Accumulation Units
  Outstanding......................      59,917,955                   102,431,315                  531,689,225
                                        -----------                   -----------                -------------
Ending Accumulation Units
  Outstanding......................      61,770,469                    92,190,568                  488,978,581
                                        ===========                   ===========                =============
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.80%/(2)/                    0.80%/(2)/                   1.05%/(2)/
                                        -----------                   -----------                -------------
Accumulation Unit Value............       2.4789210                     2.4935110                    2.3785430
Net Assets Attributable to
  Accumulation Units Outstanding...      44,163,274                    65,771,522                  319,511,746
                                        ===========                   ===========                =============
Accumulation Units Issued..........       4,462,956                     4,375,582                    9,466,141
Accumulation Units Redeemed........      (4,509,900)                  (15,539,543)                 (22,721,054)
                                        -----------                   -----------                -------------
Increase (Decrease) in
  Accumulation Units Outstanding...         (46,944)                  (11,163,961)                 (13,254,913)
Beginning Accumulation Units
  Outstanding......................      17,906,366                    37,580,119                  147,850,446
                                        -----------                   -----------                -------------
Ending Accumulation Units
  Outstanding......................      17,859,422                    26,416,158                  134,595,533
                                        ===========                   ===========                =============
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.60%/(2)/                    0.60%/(2)/                   0.85%/(2)/
                                        -----------                   -----------                -------------
Accumulation Unit Value............       2.6319160                     2.6197540                    2.5032110
Net Assets Attributable to
  Accumulation Units Outstanding...       1,975,779                     2,353,795                   10,418,803
                                        ===========                   ===========                =============
Accumulation Units Issued..........         156,226                       276,144                      627,187
Accumulation Units Redeemed........        (155,803)                     (792,105)                  (3,560,384)
                                        -----------                   -----------                -------------
Increase (Decrease) in
  Accumulation Units Outstanding...             423                      (515,961)                  (2,933,197)
Beginning Accumulation Units
  Outstanding......................         753,426                     1,417,411                    7,099,568
                                        -----------                   -----------                -------------
Ending Accumulation Units
  Outstanding......................         753,849                       901,450                    4,166,371
                                        ===========                   ===========                =============
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.40%/(2)/                    0.40%/(2)/                   0.65%/(2)/
                                        -----------                   -----------                -------------
Accumulation Unit Value............       1.2292390                     1.2061680                    0.8099280
Net Assets Attributable to
  Accumulation Units Outstanding...         316,218                       994,901                   22,260,030
                                        ===========                   ===========                =============
Accumulation Units Issued..........              12                           334                    3,160,272
Accumulation Units Redeemed........         (50,655)                     (162,714)                  (4,223,458)
                                        -----------                   -----------                -------------
Increase (Decrease) in
  Accumulation Units Outstanding...         (50,643)                     (162,380)                  (1,063,186)
Beginning Accumulation Units
  Outstanding......................         307,890                       987,225                   28,547,147
                                        -----------                   -----------                -------------
Ending Accumulation Units
  Outstanding......................         257,247                       824,845                   27,483,961
                                        ===========                   ===========                =============

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the                      VANGUARD          VALIC COMPANY II     VALIC COMPANY II
increase (decrease) in units            WELLINGTON      INTERNATIONAL GROWTH II SMALL CAP GROWTH
outstanding as of December 31,             FUND                  FUND                 FUND
2010.                               -------------       ----------------------- ----------------
                                        DIVISION 25           DIVISION 33         DIVISION 35
                                    -------------       ----------------------- ----------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          1.25%/(2)/              0.75%/(2)/          1.45% /(1)/
                                    -------------             -----------          ----------
Accumulation Unit Value............     2.6848560               1.8782840           0.9262580
Net Assets Attributable to
  Accumulation Units Outstanding... 1,163,709,782             548,478,920              12,213
                                    =============             ===========          ==========
Accumulation Units Issued..........    29,127,142              15,577,020                   1
Accumulation Units Redeemed........   (38,827,778)            (39,515,833)             (7,194)
                                    -------------             -----------          ----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (9,700,636)            (23,938,813)             (7,193)
Beginning Accumulation Units
  Outstanding......................   444,181,152             316,381,374              20,378
                                    -------------             -----------          ----------
Ending Accumulation Units
  Outstanding......................   434,480,516             292,442,561              13,185
                                    =============             ===========          ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          1.05%/(2)/              0.55%/(2)/          0.95% /(1)/
                                    -------------             -----------          ----------
Accumulation Unit Value............     2.8372410               1.9251450           1.6098900
Net Assets Attributable to
  Accumulation Units Outstanding...   341,896,025              85,723,923                  --
                                    =============             ===========          ==========
Accumulation Units Issued..........    26,190,973               3,547,561                  --
Accumulation Units Redeemed........    (6,831,919)            (16,801,004)                 --
                                    -------------             -----------          ----------
Increase (Decrease) in
  Accumulation Units Outstanding...    19,359,054             (13,253,443)                 --
Beginning Accumulation Units
  Outstanding......................   101,789,667              57,866,924                  --
                                    -------------             -----------          ----------
Ending Accumulation Units
  Outstanding......................   121,148,721              44,613,481                  --
                                    =============             ===========          ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.85%/(2)/              0.35%/(2)/          0.75%/(2)/
                                    -------------             -----------          ----------
Accumulation Unit Value............     3.0122970               1.9732710           1.7149410
Net Assets Attributable to
  Accumulation Units Outstanding...    17,902,080               2,267,736          54,253,394
                                    =============             ===========          ==========
Accumulation Units Issued..........     1,761,784                 247,053           8,920,881
Accumulation Units Redeemed........    (1,223,448)             (1,145,690)         (3,902,632)
                                    -------------             -----------          ----------
Increase (Decrease) in
  Accumulation Units Outstanding...       538,336                (898,637)          5,018,249
Beginning Accumulation Units
  Outstanding......................     5,406,833               2,048,462          26,640,910
                                    -------------             -----------          ----------
Ending Accumulation Units
  Outstanding......................     5,945,169               1,149,825          31,659,159
                                    =============             ===========          ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.65%/(2)/              0.15%/(2)/          0.55%/(2)/
                                    -------------             -----------          ----------
Accumulation Unit Value............     1.0128520               0.7854940           1.7576910
Net Assets Attributable to
  Accumulation Units Outstanding...    28,868,088                      --          13,932,250
                                    =============             ===========          ==========
Accumulation Units Issued..........     2,802,194                      --           1,990,369
Accumulation Units Redeemed........    (4,778,021)                     --          (1,079,686)
                                    -------------             -----------          ----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (1,975,827)                     --             910,683
Beginning Accumulation Units
  Outstanding......................    30,477,610                      --           7,028,752
                                    -------------             -----------          ----------
Ending Accumulation Units
  Outstanding......................    28,501,783                      --           7,939,435
                                    =============             ===========          ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........                                                      0.35%/(2)/
                                                                                   ----------
Accumulation Unit Value............                                                 1.8016770
Net Assets Attributable to
  Accumulation Units Outstanding...                                                   996,109
                                                                                   ==========
Accumulation Units Issued..........                                                   212,460
Accumulation Units Redeemed........                                                  (268,068)
                                                                                   ----------
Increase (Decrease) in
  Accumulation Units Outstanding...                                                   (55,608)
Beginning Accumulation Units
  Outstanding......................                                                   608,486
                                                                                   ----------
Ending Accumulation Units
  Outstanding......................                                                   552,878
                                                                                   ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........                                                      0.15%/(2)/
                                                                                   ----------
Accumulation Unit Value............                                                 0.9525560
Net Assets Attributable to
  Accumulation Units Outstanding                                                           --
                                                                                   ==========
Accumulation Units Issued..........                                                        --
Accumulation Units Redeemed........                                                        --
                                                                                   ----------
Increase (Decrease) in
  Accumulation Units Outstanding...                                                        --
Beginning Accumulation Units
  Outstanding......................                                                        --
                                                                                   ----------
Ending Accumulation Units
  Outstanding......................                                                        --
                                                                                   ==========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the                 VALIC COMPANY II    VALIC COMPANY II    VALIC COMPANY II
increase (decrease) in units        SMALL CAP VALUE      MID CAP GROWTH      MID CAP VALUE
outstanding as of December 31,            FUND                FUND                FUND
2010.                               ----------------    ----------------    ----------------
                                      DIVISION 36         DIVISION 37         DIVISION 38
                                    ----------------    ----------------    ----------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.75%/(2)/          0.75%/(2)/          0.75%/(2)/
                                      -----------         -----------         -----------
Accumulation Unit Value............     2.4521820           1.3596170           3.4212840
Net Assets Attributable to
  Accumulation Units Outstanding...   358,063,863         139,098,221         390,592,037
                                      ===========         ===========         ===========
Accumulation Units Issued..........    10,660,272           7,232,985          17,015,964
Accumulation Units Redeemed........   (14,859,496)        (47,832,589)        (15,614,781)
                                      -----------         -----------         -----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (4,199,224)        (40,599,604)          1,401,183
Beginning Accumulation Units
  Outstanding......................   150,483,906         143,050,398         112,949,237
                                      -----------         -----------         -----------
Ending Accumulation Units
  Outstanding......................   146,284,682         102,450,794         114,350,420
                                      ===========         ===========         ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.55%/(2)/          0.55%/(2)/          0.55%/(2)/
                                      -----------         -----------         -----------
Accumulation Unit Value............     2.5132570           1.3934720           3.5065160
Net Assets Attributable to
  Accumulation Units Outstanding...    81,275,520          20,672,977         151,579,033
                                      ===========         ===========         ===========
Accumulation Units Issued..........     5,284,823           1,326,888           3,339,326
Accumulation Units Redeemed........    (4,686,361)         (4,923,452)        (17,828,753)
                                      -----------         -----------         -----------
Increase (Decrease) in
  Accumulation Units Outstanding...       598,462          (3,596,564)        (14,489,427)
Beginning Accumulation Units
  Outstanding......................    32,023,560          18,453,687          57,849,138
                                      -----------         -----------         -----------
Ending Accumulation Units
  Outstanding......................    32,622,022          14,857,123          43,359,711
                                      ===========         ===========         ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.35%/(2)/          0.35%/(2)/          0.35%/(2)/
                                      -----------         -----------         -----------
Accumulation Unit Value............     2.5761240           1.4283720           3.5942550
Net Assets Attributable to
  Accumulation Units Outstanding...     3,702,306           1,026,419           5,836,920
                                      ===========         ===========         ===========
Accumulation Units Issued..........       448,890              52,322             225,801
Accumulation Units Redeemed........      (708,803)           (202,982)         (1,576,653)
                                      -----------         -----------         -----------
Increase (Decrease) in
  Accumulation Units Outstanding...      (259,913)           (150,660)         (1,350,852)
Beginning Accumulation Units
  Outstanding......................     1,698,342             869,254           2,978,425
                                      -----------         -----------         -----------
Ending Accumulation Units
  Outstanding......................     1,438,429             718,594           1,627,573
                                      ===========         ===========         ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.15%/(2)/          0.15%/(2)/          0.15%/(2)/
                                      -----------         -----------         -----------
Accumulation Unit Value............     1.0037570           0.8874920           0.9469030
Net Assets Attributable to
  Accumulation Units Outstanding...     3,829,778                  --           5,871,206
                                      ===========         ===========         ===========
Accumulation Units Issued..........       633,079                  --             734,381
Accumulation Units Redeemed........      (507,473)                 --            (947,835)
                                      -----------         -----------         -----------
Increase (Decrease) in
  Accumulation Units Outstanding...       125,606                  --            (213,454)
Beginning Accumulation Units
  Outstanding......................     3,689,837                  --           6,413,884
                                      -----------         -----------         -----------
Ending Accumulation Units
  Outstanding......................     3,815,443                  --           6,200,430
                                      ===========         ===========         ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the                   VALIC COMPANY II    VALIC COMPANY II      VALIC COMPANY II
increase (decrease) in units        CAPITAL APPRECIATION  LARGE CAP VALUE     SOCIALLY RESPONSIBLE
outstanding as of December 31,              FUND                FUND                  FUND
2010.                               --------------------  ----------------    --------------------
                                        DIVISION 39         DIVISION 40           DIVISION 41
                                    --------------------  ----------------    --------------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            1.45%/(1)/          0.75%/(2)/            0.75%/(2)/
                                         ----------         -----------           -----------
Accumulation Unit Value............       0.7206840           1.7039190             1.3980000
Net Assets Attributable to
  Accumulation Units Outstanding...           4,668         133,827,053           664,714,284
                                         ==========         ===========           ===========
Accumulation Units Issued..........               1           5,662,557            22,794,036
Accumulation Units Redeemed........              (1)        (12,689,249)          (84,167,520)
                                         ----------         -----------           -----------
Increase (Decrease) in
  Accumulation Units Outstanding...              --          (7,026,692)          (61,373,484)
Beginning Accumulation Units
  Outstanding......................           6,477          85,675,734           537,569,432
                                         ----------         -----------           -----------
Ending Accumulation Units
  Outstanding......................           6,477          78,649,042           476,195,948
                                         ==========         ===========           ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.95%/(1)/          0.55%/(2)/            0.55%/(2)/
                                         ----------         -----------           -----------
Accumulation Unit Value............       1.2391140           1.7464480             1.4328480
Net Assets Attributable to
  Accumulation Units Outstanding...              --          30,399,935            92,204,468
                                         ==========         ===========           ===========
Accumulation Units Issued..........              --           2,052,429            20,725,155
Accumulation Units Redeemed........              --          (4,556,349)           (5,079,376)
                                         ----------         -----------           -----------
Increase (Decrease) in
  Accumulation Units Outstanding...              --          (2,503,920)           15,645,779
Beginning Accumulation Units
  Outstanding......................              --          19,953,587            49,341,157
                                         ----------         -----------           -----------
Ending Accumulation Units
  Outstanding......................              --          17,449,667            64,986,936
                                         ==========         ===========           ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.75%/(2)/          0.35%/(2)/            0.35%/(2)/
                                         ----------         -----------           -----------
Accumulation Unit Value............       0.9840660           1.7901240             1.4687380
Net Assets Attributable to
  Accumulation Units Outstanding...      23,130,675             895,932             3,448,677
                                         ==========         ===========           ===========
Accumulation Units Issued..........       2,953,542             198,821             1,509,491
Accumulation Units Redeemed........      (4,857,174)           (463,995)             (900,637)
                                         ----------         -----------           -----------
Increase (Decrease) in
  Accumulation Units Outstanding...      (1,903,632)           (265,174)              608,854
Beginning Accumulation Units
  Outstanding......................      25,431,905             766,502             1,742,795
                                         ----------         -----------           -----------
Ending Accumulation Units
  Outstanding......................      23,528,273             501,328             2,351,649
                                         ==========         ===========           ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.55%/(2)/          0.15%/(2)/            0.15%/(2)/
                                         ----------         -----------           -----------
Accumulation Unit Value............       1.0086090           0.7623170             0.8787910
Net Assets Attributable to
  Accumulation Units Outstanding...       6,814,909                  --                    --
                                         ==========         ===========           ===========
Accumulation Units Issued..........       1,001,824                  --                    --
Accumulation Units Redeemed........      (1,157,472)                 --                    --
                                         ----------         -----------           -----------
Increase (Decrease) in
  Accumulation Units Outstanding...        (155,648)                 --                    --
Beginning Accumulation Units
  Outstanding......................       6,938,458                  --                    --
                                         ----------         -----------           -----------
Ending Accumulation Units
  Outstanding......................       6,782,810                  --                    --
                                         ==========         ===========           ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.35%/(2)/
                                         ----------
Accumulation Unit Value............       1.0338800
Net Assets Attributable to
  Accumulation Units Outstanding...         776,851
                                         ==========
Accumulation Units Issued..........           7,913
Accumulation Units Redeemed........        (148,603)
                                         ----------
Increase (Decrease) in
  Accumulation Units Outstanding...        (140,690)
Beginning Accumulation Units
  Outstanding......................         892,083
                                         ----------
Ending Accumulation Units
  Outstanding......................         751,393
                                         ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.15%/(2)/
                                         ----------
Accumulation Unit Value............       0.8224330
Net Assets Attributable to
  Accumulation Units Outstanding...              --
                                         ==========
Accumulation Units Issued..........              --
Accumulation Units Redeemed........              --
                                         ----------
Increase (Decrease) in
  Accumulation Units Outstanding...              --
Beginning Accumulation Units
  Outstanding......................              --
                                         ----------
Ending Accumulation Units
  Outstanding......................              --
                                         ==========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of     VALIC COMPANY II         VALIC COMPANY II          VALIC COMPANY II
the increase                                           MONEY MARKET II        NASDAQ-100 (R) INDEX        AGGRESSIVE GROWTH
(decrease) in units outstanding as of December 31,           FUND                     FUND                 LIFESTYLE FUND
2010.                                                 ----------------     --------------------           -----------------
                                                         DIVISION 44              DIVISION 46                DIVISION 48
                                                      ----------------     --------------------           -----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.75%/(2)/            1.00%/(2)(3)(4)(5)/            1.45%/(1)/
Accumulation Unit Value                                   1.2640800              0.6099610                     1.2812840
Net Assets Attributable to Accumulation Units
  Outstanding                                           134,686,614             93,217,553                        30,483
                                                        ===========            ===========                   ===========
Accumulation Units Issued                                30,096,270             24,213,636                        36,881
Accumulation Units Redeemed                             (58,873,376)           (30,380,010)                      (40,537)
                                                        -----------            -----------                   -----------
Increase (Decrease) in Accumulation Units Outstanding   (28,777,106)            (6,166,374)                       (3,656)
Beginning Accumulation Units Outstanding                135,454,212            159,160,280                        27,447
                                                        -----------            -----------                   -----------
Ending Accumulation Units Outstanding                   106,677,106            152,993,906                        23,791
                                                        ===========            ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.55%/(2)/                 0.80%/(2)/                0.75%/(2)/
                                                        -----------            -----------                   -----------
Accumulation Unit Value                                   1.2956740              0.6225280                     1.9506130
Net Assets Attributable to Accumulation Units
  Outstanding                                            49,677,856             20,967,971                   128,538,610
                                                        ===========            ===========                   ===========
Accumulation Units Issued                                17,617,258              7,193,466                    19,397,934
Accumulation Units Redeemed                             (19,425,951)            (8,603,837)                   (5,050,431)
                                                        -----------            -----------                   -----------
Increase (Decrease) in Accumulation Units Outstanding    (1,808,693)            (1,410,371)                   14,347,503
Beginning Accumulation Units Outstanding                 40,287,428             35,151,152                    51,669,680
                                                        -----------            -----------                   -----------
Ending Accumulation Units Outstanding                    38,478,735             33,740,781                    66,017,183
                                                        ===========            ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.35%/(2)/                0.60% /(2)/               0.95% /(1)/
                                                        -----------            -----------                   -----------
Accumulation Unit Value                                   1.3281090              0.6353130                     1.7092600
Net Assets Attributable to Accumulation Units
  Outstanding                                             1,065,491                801,523                            --
                                                        ===========            ===========                   ===========
Accumulation Units Issued                                 1,395,885                568,083                            --
Accumulation Units Redeemed                              (1,911,791)              (751,036)                           --
                                                        -----------            -----------                   -----------
Increase (Decrease) in Accumulation Units Outstanding      (515,906)              (182,953)                           --
Beginning Accumulation Units Outstanding                  1,318,167              1,445,415                            --
                                                        -----------            -----------                   -----------
Ending Accumulation Units Outstanding                       802,261              1,262,462                            --
                                                        ===========            ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.15% /(2)/                0.40% /(2)/                0.55%/(2)/
                                                        -----------            -----------                   -----------
Accumulation Unit Value                                   1.0278810              0.9852420                     1.9993220
Net Assets Attributable to Accumulation Units
  Outstanding                                                    --                     --                    23,285,165
                                                        ===========            ===========                   ===========
Accumulation Units Issued                                        --                     --                     3,257,834
Accumulation Units Redeemed                                      --                     --                    (1,959,428)
                                                        -----------            -----------                   -----------
Increase (Decrease) in Accumulation Units Outstanding            --                     --                     1,298,406
Beginning Accumulation Units Outstanding                         --                     --                    10,426,466
                                                        -----------            -----------                   -----------
Ending Accumulation Units Outstanding                            --                     --                    11,724,872
                                                        ===========            ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                             0.35%/(2)/
                                                                                                             -----------
Accumulation Unit Value                                                                                        2.0493160
Net Assets Attributable to Accumulation Units
  Outstanding                                                                                                  1,291,400
                                                                                                             ===========
Accumulation Units Issued                                                                                        164,658
Accumulation Units Redeemed                                                                                     (416,077)
                                                                                                             -----------
Increase (Decrease) in Accumulation Units Outstanding                                                           (251,419)
Beginning Accumulation Units Outstanding                                                                         883,698
                                                                                                             -----------
Ending Accumulation Units Outstanding                                                                            632,279
                                                                                                             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                            0.15% /(2)/
                                                                                                             -----------
Accumulation Unit Value                                                                                        0.9509770
Net Assets Attributable to Accumulation Units
  Outstanding                                                                                                         --
                                                                                                             ===========
Accumulation Units Issued                                                                                             --
Accumulation Units Redeemed                                                                                           --
                                                                                                             -----------
Increase (Decrease) in Accumulation Units Outstanding                                                                 --
Beginning Accumulation Units Outstanding                                                                              --
                                                                                                             -----------
Ending Accumulation Units Outstanding                                                                                 --
                                                                                                             ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the   VALIC COMPANY II     VALIC COMPANY II     VANGUARD LIFESTRATEGY
increase                                                 MODERATE GROWTH     CONSERVATIVE GROWTH          GROWTH
(decrease) in units outstanding as of December 31,        LIFESTYLE FUND       LIFESTYLE FUND              FUND
2010.                                                   ----------------     -------------------   ---------------------
                                                           DIVISION 49           DIVISION 50            DIVISION 52
                                                        ----------------     -------------------   ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% /(1)/            1.45% /(1)/            1.25% /(2)/
                                                          -----------            ----------             -----------
Accumulation Unit Value                                     1.4030140             1.4319230               1.5575290
Net Assets Attributable to Accumulation Units
  Outstanding                                                  81,595                60,232             123,200,474
                                                          ===========            ==========             ===========
Accumulation Units Issued                                      25,817                16,181              10,480,307
Accumulation Units Redeemed                                  (116,824)              (15,821)             (6,883,452)
                                                          -----------            ----------             -----------
Increase (Decrease) in Accumulation Units Outstanding         (91,007)                  360               3,596,855
Beginning Accumulation Units Outstanding                      149,164                41,705              75,543,635
                                                          -----------            ----------             -----------
Ending Accumulation Units Outstanding                          58,157                42,065              79,140,490
                                                          ===========            ==========             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.75%/(2)/            0.75%/(2)/              1.05%/(2)/
                                                          -----------            ----------             -----------
Accumulation Unit Value                                     2.0831640             2.0683810               1.5962610
Net Assets Attributable to Accumulation Units
  Outstanding                                             200,232,162            77,877,720              20,555,458
                                                          ===========            ==========             ===========
Accumulation Units Issued                                  29,431,110            16,983,460               2,372,620
Accumulation Units Redeemed                                (8,254,735)           (5,213,138)             (2,333,427)
                                                          -----------            ----------             -----------
Increase (Decrease) in Accumulation Units Outstanding      21,176,375            11,770,322                  39,193
Beginning Accumulation Units Outstanding                   74,998,654            25,910,998              12,920,282
                                                          -----------            ----------             -----------
Ending Accumulation Units Outstanding                      96,175,029            37,681,320              12,959,475
                                                          ===========            ==========             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.95% /(1)/            0.95% /(1)/            0.85% /(2)/
                                                          -----------            ----------             -----------
Accumulation Unit Value                                     1.6216410             1.5294970               1.6358460
Net Assets Attributable to Accumulation Units
  Outstanding                                                      --                    --               2,403,391
                                                          ===========            ==========             ===========
Accumulation Units Issued                                          --                    --                  45,785
Accumulation Units Redeemed                                        --                    --                (377,927)
                                                          -----------            ----------             -----------
Increase (Decrease) in Accumulation Units Outstanding              --                    --                (332,142)
Beginning Accumulation Units Outstanding                           --                    --               1,801,346
                                                          -----------            ----------             -----------
Ending Accumulation Units Outstanding                              --                    --               1,469,204
                                                          ===========            ==========             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.55%/(2)/            0.55%/(2)/             0.65% /(2)/
                                                          -----------            ----------             -----------
Accumulation Unit Value                                     2.1350830             2.1199680               0.8849580
Net Assets Attributable to Accumulation Units
  Outstanding                                              34,407,555            22,206,719                      --
                                                          ===========            ==========             ===========
Accumulation Units Issued                                   6,273,052             5,284,155                      --
Accumulation Units Redeemed                                (3,584,826)           (3,472,583)                     --
                                                          -----------            ----------             -----------
Increase (Decrease) in Accumulation Units Outstanding       2,688,226             1,811,572                      --
Beginning Accumulation Units Outstanding                   13,559,332             8,730,081                      --
                                                          -----------            ----------             -----------
Ending Accumulation Units Outstanding                      16,247,558            10,541,653                      --
                                                          ===========            ==========             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.35%/(2)/            0.35%/(2)/
                                                          -----------            ----------
Accumulation Unit Value                                     2.1884750             2.1729400
Net Assets Attributable to Accumulation Units
  Outstanding                                               1,376,719               854,271
                                                          ===========            ==========
Accumulation Units Issued                                     201,824               166,499
Accumulation Units Redeemed                                  (643,674)             (353,137)
                                                          -----------            ----------
Increase (Decrease) in Accumulation Units Outstanding        (441,850)             (186,638)
Beginning Accumulation Units Outstanding                    1,072,733               579,779
                                                          -----------            ----------
Ending Accumulation Units Outstanding                         630,883               393,141
                                                          ===========            ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.15% /(2)/            0.15% /(2)/
                                                          -----------            ----------
Accumulation Unit Value                                     1.0313390             1.0883590
Net Assets Attributable to Accumulation Units
  Outstanding                                                      --                    --
                                                          ===========            ==========
Accumulation Units Issued                                          --                    --
Accumulation Units Redeemed                                        --                    --
                                                          -----------            ----------
Increase (Decrease) in Accumulation Units Outstanding              --                    --
Beginning Accumulation Units Outstanding                           --                    --
                                                          -----------            ----------
Ending Accumulation Units Outstanding                              --                    --
                                                          ===========            ==========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the  VANGUARD LIFESTRATEGY   VANGUARD LIFESTRATEGY   VALIC COMPANY II
increase                                                   MODERATE GROWTH       CONSERVATIVE GROWTH       CORE BOND
(decrease) in units outstanding as of December 31,              FUND                    FUND                  FUND
2010.                                                   ---------------------   ---------------------  ----------------
                                                             DIVISION 53             DIVISION 54          DIVISION 58
                                                        ---------------------   ---------------------  ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.25% /(2)/             1.25% /(2)/         1.45% /(1)/
                                                             -----------             ----------          -----------
Accumulation Unit Value                                        1.6064790              1.5980030            1.4652810
Net Assets Attributable to Accumulation Units
  Outstanding                                                132,571,456             50,546,668               19,597
                                                             ===========             ==========          ===========
Accumulation Units Issued                                     14,003,468              8,979,481                8,771
Accumulation Units Redeemed                                   (8,770,797)            (6,396,317)             (19,031)
                                                             -----------             ----------          -----------
Increase (Decrease) in Accumulation Units Outstanding          5,232,671              2,583,164              (10,260)
Beginning Accumulation Units Outstanding                      77,360,982             29,280,681               23,634
                                                             -----------             ----------          -----------
Ending Accumulation Units Outstanding                         82,593,653             31,863,845               13,374
                                                             ===========             ==========          ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             1.05%/(2)/             1.05%/(2)/          0.95% /(1)/
                                                             -----------             ----------          -----------
Accumulation Unit Value                                        1.6463480              1.6376870            1.3187420
Net Assets Attributable to Accumulation Units
  Outstanding                                                 23,070,427             10,693,363                   --
                                                             ===========             ==========          ===========
Accumulation Units Issued                                      3,677,359              1,667,563                   --
Accumulation Units Redeemed                                   (5,791,650)            (1,684,517)                  --
                                                             -----------             ----------          -----------
Increase (Decrease) in Accumulation Units Outstanding         (2,114,291)               (16,954)                  --
Beginning Accumulation Units Outstanding                      16,339,224              6,615,319                   --
                                                             -----------             ----------          -----------
Ending Accumulation Units Outstanding                         14,224,933              6,598,365                   --
                                                             ===========             ==========          ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.85% /(2)/             0.85% /(2)/          0.75%/(2)/
                                                             -----------             ----------          -----------
Accumulation Unit Value                                        1.6872940              1.6783580            1.7228850
Net Assets Attributable to Accumulation Units
  Outstanding                                                  2,468,114                950,652          196,315,259
                                                             ===========             ==========          ===========
Accumulation Units Issued                                         46,172                187,580           49,275,621
Accumulation Units Redeemed                                     (531,602)              (517,302)          (5,142,591)
                                                             -----------             ----------          -----------
Increase (Decrease) in Accumulation Units Outstanding           (485,430)              (329,722)          44,133,030
Beginning Accumulation Units Outstanding                       1,948,195                896,140           70,115,789
                                                             -----------             ----------          -----------
Ending Accumulation Units Outstanding                          1,462,765                566,418          114,248,819
                                                             ===========             ==========          ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.65% /(2)/             0.65% /(2)/          0.55%/(2)/
                                                             -----------             ----------          -----------
Accumulation Unit Value                                        0.9549980              1.0117280            1.7658660
Net Assets Attributable to Accumulation Units
  Outstanding                                                         --                     --           38,155,950
                                                             ===========             ==========          ===========
Accumulation Units Issued                                             --                     --           13,213,988
Accumulation Units Redeemed                                           --                     --           (1,525,097)
                                                             -----------             ----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                 --                     --           11,688,891
Beginning Accumulation Units Outstanding                              --                     --            9,998,605
                                                             -----------             ----------          -----------
Ending Accumulation Units Outstanding                                 --                     --           21,687,496
                                                             ===========             ==========          ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                         0.35%/(2)/
                                                                                                         -----------
Accumulation Unit Value                                                                                    1.8100620
Net Assets Attributable to Accumulation Units
  Outstanding                                                                                              1,943,966
                                                                                                         ===========
Accumulation Units Issued                                                                                    606,059
Accumulation Units Redeemed                                                                                 (485,098)
                                                                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding                                                        120,961
Beginning Accumulation Units Outstanding                                                                     953,017
                                                                                                         -----------
Ending Accumulation Units Outstanding                                                                      1,073,978
                                                                                                         ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                        0.15% /(2)/
                                                                                                         -----------
Accumulation Unit Value                                                                                    1.2136930
Net Assets Attributable to Accumulation Units
  Outstanding                                                                                              9,165,599
                                                                                                         ===========
Accumulation Units Issued                                                                                  1,968,800
Accumulation Units Redeemed                                                                               (1,255,491)
                                                                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding                                                        713,309
Beginning Accumulation Units Outstanding                                                                   6,838,517
                                                                                                         -----------
Ending Accumulation Units Outstanding                                                                      7,551,826
                                                                                                         ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the   VALIC COMPANY II    VALIC COMPANY II
increase                                                  STRATEGIC BOND     HIGH YIELD BOND               ARIEL
(decrease) in units outstanding as of December 31,             FUND                FUND                    FUND
2010.                                                   ----------------     ----------------    -----------
                                                           DIVISION 59         DIVISION 60              DIVISION 68
                                                        ----------------     ----------------    -----------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% /(1)/          0.75%/(2)/        1.00%/(2)(3)(4)(5)/
                                                          -----------          -----------       -----------
Accumulation Unit Value                                     1.8224080            1.9974820         1.9828180
Net Assets Attributable to Accumulation Units
  Outstanding                                                  76,479          170,081,162       281,484,479
                                                          ===========          ===========       ===========
Accumulation Units Issued                                       8,482           10,255,479        11,540,004
Accumulation Units Redeemed                                   (10,666)         (11,846,713)      (15,100,192
                                                          -----------          -----------       -----------
Increase (Decrease) in Accumulation Units Outstanding          (2,184)          (1,591,234)       (3,560,188)
Beginning Accumulation Units Outstanding                       44,150           86,863,647       145,782,356
                                                          -----------          -----------       -----------
Ending Accumulation Units Outstanding                          41,966           85,272,413       142,222,168
                                                          ===========          ===========       ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.95% /(1)/          0.55%/(2)/             0.80%/(2)/
                                                          -----------          -----------       -----------
Accumulation Unit Value                                     1.5671670            2.0472760         2.0236290
Net Assets Attributable to Accumulation Units
  Outstanding                                                      --           35,038,318        99,975,105
                                                          ===========          ===========       ===========
Accumulation Units Issued                                          --            3,663,407         5,963,262
Accumulation Units Redeemed                                        --           (6,928,669)       (6,749,720
                                                          -----------          -----------       -----------
Increase (Decrease) in Accumulation Units Outstanding              --           (3,265,262)         (786,458)
Beginning Accumulation Units Outstanding                           --           20,419,405        50,215,589
                                                          -----------          -----------       -----------
Ending Accumulation Units Outstanding                              --           17,154,143        49,429,131
                                                          ===========          ===========       ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.75%/(2)/          0.35%/(2)/             0.60%/(2)/
                                                          -----------          -----------       -----------
Accumulation Unit Value                                     2.2555210            2.0986070         2.0652070
Net Assets Attributable to Accumulation Units
  Outstanding                                             328,285,333            1,696,203         4,067,143
                                                          ===========          ===========       ===========
Accumulation Units Issued                                  24,353,748              260,859           675,605
Accumulation Units Redeemed                               (11,578,620)            (399,741)       (1,261,526)
                                                          -----------          -----------       -----------
Increase (Decrease) in Accumulation Units Outstanding      12,775,128             (138,882)         (585,921)
Beginning Accumulation Units Outstanding                  132,952,004              947,155         2,556,717
                                                          -----------          -----------       -----------
Ending Accumulation Units Outstanding                     145,727,132              808,273         1,970,796
                                                          ===========          ===========       ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.55%/(2)/          0.15%/(2)/            0.40% /(2)/
                                                          -----------          -----------       -----------
Accumulation Unit Value                                     2.3117690            1.0965850         0.9762900
Net Assets Attributable to Accumulation Units
  Outstanding                                              79,301,062                   --        10,158,965
                                                          ===========          ===========       ===========
Accumulation Units Issued                                   7,335,323                   --         1,370,496
Accumulation Units Redeemed                                (4,742,285)                  --        (1,981,119)
                                                          -----------          -----------       -----------
Increase (Decrease) in Accumulation Units Outstanding       2,593,038                   --          (610,623)
Beginning Accumulation Units Outstanding                   31,830,100                   --        11,016,307
                                                          -----------          -----------       -----------
Ending Accumulation Units Outstanding                      34,423,138                   --        10,405,684
                                                          ===========          ===========       ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.35%/(2)/
                                                          -----------
Accumulation Unit Value                                     2.3696100
Net Assets Attributable to Accumulation Units
  Outstanding                                               3,232,583
                                                          ===========
Accumulation Units Issued                                     525,147
Accumulation Units Redeemed                                (1,693,639)
                                                          -----------
Increase (Decrease) in Accumulation Units Outstanding      (1,168,492)
Beginning Accumulation Units Outstanding                    2,534,815
                                                          -----------
Ending Accumulation Units Outstanding                       1,366,323
                                                          ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.15% /(2)/
                                                          -----------
Accumulation Unit Value                                     1.1878810
Net Assets Attributable to Accumulation Units
  Outstanding                                                      --
                                                          ===========
Accumulation Units Issued                                          --
Accumulation Units Redeemed                                        --
                                                          -----------
Increase (Decrease) in Accumulation Units Outstanding              --
Beginning Accumulation Units Outstanding                           --
                                                          -----------
Ending Accumulation Units Outstanding                              --
                                                          ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis             ARIEL                 LOU HOLLAND           VALIC COMPANY I
of the increase                                          APPRECIATION               GROWTH              BLUE CHIP GROWTH
(decrease) in units outstanding as of                        FUND                    FUND                     FUND
December 31, 2010.                                 ------------             -----------             ----------------
                                                         DIVISION 69              DIVISION 70             DIVISION 72
                                                   ------------             -----------             ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                  100%(2)(3)(4)(5)        100%(2)(3)(4)(5)           100%(2)(3)(4)(5)
                                                   -----------              ----------                -----------
Accumulation Unit Value                              1.9312220               1.0465540                  0.9604360
Net Assets Attributable to Accumulation Units
  Outstanding                                      216,069,984              21,488,222                291,365,392
                                                   ===========              ==========                ===========
Accumulation Units Issued                            7,116,411               5,377,984                 25,261,367
Accumulation Units Redeemed                        (13,263,796)             (5,118,583)               (88,604,852)
                                                   -----------              ----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                       (6,147,385)                259,401                (63,343,485)
Beginning Accumulation Units Outstanding           118,179,947              20,306,504                367,281,038
                                                   -----------              ----------                -----------
Ending Accumulation Units Outstanding              112,032,562              20,565,905                303,937,553
                                                   ===========              ==========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                     0.80%/(2)/              0.80%/(2)/                 0.80%/(2)/
                                                   -----------              ----------                -----------
Accumulation Unit Value                              1.9708770               1.0680680                  0.9801730
Net Assets Attributable to Accumulation Units
  Outstanding                                       58,567,186              28,694,357                 83,067,330
                                                   ===========              ==========                ===========
Accumulation Units Issued                            3,504,274               2,938,131                  8,594,529
Accumulation Units Redeemed                         (3,307,349)             (3,100,312)               (73,443,542)
                                                   -----------              ----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                          196,925                (162,181)               (64,849,013)
Beginning Accumulation Units Outstanding            29,630,494              27,027,846                149,928,825
                                                   -----------              ----------                -----------
Ending Accumulation Units Outstanding               29,827,419              26,865,665                 85,079,812
                                                   ===========              ==========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                     0.60% /(2)/             0.60% /(2)/                0.60% /(2)/
                                                   -----------              ----------                -----------
Accumulation Unit Value                              2.0114460               1.0900200                  1.0003750
Net Assets Attributable to Accumulation Units
  Outstanding                                        2,685,492                 483,037                  1,777,184
                                                   ===========              ==========                ===========
Accumulation Units Issued                              241,947                  60,365                    486,905
Accumulation Units Redeemed                           (573,008)               (494,635)                (6,141,427)
                                                   -----------              ----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                         (331,061)               (434,270)                (5,654,522)
Beginning Accumulation Units Outstanding             1,666,166                 878,870                  7,431,040
                                                   -----------              ----------                -----------
Ending Accumulation Units Outstanding                1,335,105                 444,600                  1,776,518
                                                   ===========              ==========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                     0.40% /(2)/             0.40% /(2)/                0.40% /(2)/
                                                   -----------              ----------                -----------
Accumulation Unit Value                              1.0618120               0.9848190                  0.8945780
Net Assets Attributable to Accumulation Units
  Outstanding                                        6,618,473                      --                         --
                                                   ===========              ==========                ===========
Accumulation Units Issued                              929,589                      --                         --
Accumulation Units Redeemed                         (1,037,490)                     --                         --
                                                   -----------              ----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                         (107,901)                     --                         --
Beginning Accumulation Units Outstanding             6,341,088                      --                         --
                                                   -----------              ----------                -----------
Ending Accumulation Units Outstanding                6,233,187                      --                         --
                                                   ===========              ==========                ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                         VALIC COMPANY I              VALIC COMPANY I              VALIC COMPANY I
                                         HEALTH SCIENCES                   VALUE                   BROAD CAP VALUE
                                              FUND                         FUND                         FUND
                                    ---------------              ---------------              ---------------
                                           DIVISION 73                  DIVISION 74                  DIVISION 75
                                    ---------------              ---------------              ---------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    1.00%/(2)(3)(4)(5)/          1.00%/(2)(3)(4)(5)/         1.00%/(2)(3)(4)(5)/
                                      -----------                  -----------                  ----------
Accumulation Unit Value                 1.4685700                    1.2556040                   1.0591010
Net Assets Attributable to
  Accumulation Units Outstanding      143,847,975                   89,700,287                  17,442,417
                                      ===========                  ===========                  ==========
Accumulation Units Issued               7,251,966                    6,127,732                   3,340,530
Accumulation Units Redeemed           (14,533,795)                 (24,135,570)                 (2,563,076)
                                      -----------                  -----------                  ----------
Increase (Decrease) in
  Accumulation Units Outstanding       (7,281,829)                 (18,007,838)                    777,454
Beginning Accumulation Units
  Outstanding                         105,359,941                   89,532,613                  15,694,879
                                      -----------                  -----------                  ----------
Ending Accumulation Units
  Outstanding                          98,078,112                   71,524,775                  16,472,333
                                      ===========                  ===========                  ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.80%/(2)/                   0.80%/(2)/                  0.80%/(2)/
                                      -----------                  -----------                  ----------
Accumulation Unit Value                 1.4986820                    1.2784590                   1.0699100
Net Assets Attributable to
  Accumulation Units Outstanding       39,997,237                   33,980,458                   3,832,836
                                      ===========                  ===========                  ==========
Accumulation Units Issued               2,649,735                    3,002,820                     975,711
Accumulation Units Redeemed            (3,283,730)                 (25,877,087)                 (1,021,292)
                                      -----------                  -----------                  ----------
Increase (Decrease) in
  Accumulation Units Outstanding         (633,995)                 (22,874,267)                    (45,581)
Beginning Accumulation Units
  Outstanding                          27,362,582                   49,532,306                   3,646,121
                                      -----------                  -----------                  ----------
Ending Accumulation Units
  Outstanding                          26,728,587                   26,658,039                   3,600,540
                                      ===========                  ===========                  ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.60%/(2)/                   0.60%/(2)/                  0.60%/(2)/
                                      -----------                  -----------                  ----------
Accumulation Unit Value                 1.5295590                    1.3017170                   1.0808630
Net Assets Attributable to
  Accumulation Units Outstanding        2,134,076                      846,016                     257,668
                                      ===========                  ===========                  ==========
Accumulation Units Issued                 441,915                      164,752                      21,601
Accumulation Units Redeemed            (1,025,340)                  (1,392,693)                    (45,241)
                                      -----------                  -----------                  ----------
Increase (Decrease) in
  Accumulation Units Outstanding         (583,425)                  (1,227,941)                    (23,640)
Beginning Accumulation Units
  Outstanding                           1,979,366                    1,877,864                     262,031
                                      -----------                  -----------                  ----------
Ending Accumulation Units
  Outstanding                           1,395,941                      649,923                     238,391
                                      ===========                  ===========                  ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.40%/(2)/                   0.40%/(2)/                  0.40%/(2)/
                                      -----------                  -----------                  ----------
Accumulation Unit Value                 1.0500740                    0.8203850                   0.8859270
Net Assets Attributable to
  Accumulation Units Outstanding               --                           --                          --
                                      ===========                  ===========                  ==========
Accumulation Units Issued                      --                           --                          --
Accumulation Units Redeemed                    --                           --                          --
                                      -----------                  -----------                  ----------
Increase (Decrease) in
  Accumulation Units Outstanding               --                           --                          --
Beginning Accumulation Units
  Outstanding                                  --                           --                          --
                                      -----------                  -----------                  ----------
Ending Accumulation Units
  Outstanding                                  --                           --                          --
                                      ===========                  ===========                  ==========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                                                   VALIC
                                                        VALIC                    COMPANY I                    VALIC
                                                      COMPANY I                  INFLATION                  COMPANY I
                                                      LARGE CAP                  PROTECTED                 VALIC ULTRA
                                                      CORE FUND                    FUND                       FUND
                                              -----------                -----------                -----------
                                                     DIVISION 76                DIVISION 77                DIVISION 78
                                              -----------                -----------                -----------
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                         1.00%/(2)(3)(4)|5)/        1.00%/(2)(3)(4)|5)/        1.45% /(1)/
                                              -----------                -----------                -----------
Accumulation Unit Value                         1.2417620                  1.1860950                  1.0361070
Net Assets Attributable to Accumulation
  Units Outstanding                            74,563,285                209,567,200                        570
                                              ===========                ===========                ===========
Accumulation Units Issued                      11,157,387                 48,648,895                         --
Accumulation Units Redeemed                   (23,314,061)               (15,336,900)                      (517)
                                              -----------                -----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                 (12,156,674)                33,311,995                       (517)
Beginning Accumulation Units Outstanding       72,392,643                143,711,764                      1,067
                                              -----------                -----------                -----------
Ending Accumulation Units Outstanding          60,235,969                177,023,759                        550
                                              ===========                ===========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                         0.80%/(2)/                 0.80%/(2)/                 1.00%/(2)(3)(4)(5)/
                                              -----------                -----------                -----------
Accumulation Unit Value                         1.2544650                  1.2004840                  1.0606090
Net Assets Attributable to Accumulation
  Units Outstanding                            51,095,367                 37,399,314                583,903,691
                                              ===========                ===========                ===========
Accumulation Units Issued                      30,177,167                  9,648,286                 11,643,689
Accumulation Units Redeemed                   (16,839,540)                (6,600,267)               (61,408,811)
                                              -----------                -----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                  13,337,627                  3,048,019                (49,765,122)
Beginning Accumulation Units Outstanding       27,569,433                 28,167,968                601,014,767
                                              -----------                -----------                -----------
Ending Accumulation Units Outstanding          40,907,060                 31,215,987                551,249,645
                                              ===========                ===========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                         0.60% /(2)/                0.60% /(2)/                0.95% /(1)/
                                              -----------                -----------                -----------
Accumulation Unit Value                         1.2672600                  1.2151100                  1.0630810
Net Assets Attributable to Accumulation
  Units Outstanding                             1,025,891                    777,890                         --
                                              ===========                ===========                ===========
Accumulation Units Issued                       1,520,336                    456,525                         --
Accumulation Units Redeemed                    (2,585,730)                  (865,743)                        --
                                              -----------                -----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                  (1,065,394)                  (409,218)                        --
Beginning Accumulation Units Outstanding        1,876,124                  1,049,398                         --
                                              -----------                -----------                -----------
Ending Accumulation Units Outstanding             810,730                    640,180                         --
                                              ===========                ===========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                         0.40% /(2)/                0.40% /(2)/                0.80%/(2)/
                                              -----------                -----------                -----------
Accumulation Unit Value                         1.0175380                  1.1487560                  1.0714190
Net Assets Attributable to Accumulation
  Units Outstanding                                    --                         --                137,559,277
                                              ===========                ===========                ===========
Accumulation Units Issued                              --                         --                  5,591,503
Accumulation Units Redeemed                            --                         --                (12,844,230)
                                              -----------                -----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                          --                         --                 (7,252,727)
Beginning Accumulation Units Outstanding               --                         --                135,984,044
                                              -----------                -----------                -----------
Ending Accumulation Units Outstanding                  --                         --                128,731,317
                                              ===========                ===========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                                                                               0.60% /(2)/
                                                                                                    -----------
Accumulation Unit Value                                                                               1.0823940
Net Assets Attributable to Accumulation
  Units Outstanding                                                                                   6,485,944
                                                                                                    ===========
Accumulation Units Issued                                                                               455,865
Accumulation Units Redeemed                                                                          (1,132,472)
                                                                                                    -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                                                                          (676,607)
Beginning Accumulation Units Outstanding                                                              6,668,828
                                                                                                    -----------
Ending Accumulation Units Outstanding                                                                 5,992,221
                                                                                                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                                                                               0.40% /(2)/
                                                                                                    -----------
Accumulation Unit Value                                                                               0.9457020
Net Assets Attributable to Accumulation
  Units Outstanding                                                                                  18,440,897
                                                                                                    ===========
Accumulation Units Issued                                                                             1,938,614
Accumulation Units Redeemed                                                                          (3,154,951)
                                                                                                    -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                                                                        (1,216,337)
Beginning Accumulation Units Outstanding                                                             20,716,029
                                                                                                    -----------
Ending Accumulation Units Outstanding                                                                19,499,692
                                                                                                    ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                        VALIC                    SUNAMERICA                SUNAMERICA
                                                      COMPANY I                   2015 HIGH                 2020 HIGH
                                                    LARGE CAPITAL                 WATERMARK                 WATERMARK
                                                     GROWTH FUND                    FUND                      FUND
                                              -------------               -----------               -----------
                                                     DIVISION 79                 DIVISION 81               DIVISION 82
                                              -------------               -----------               -----------
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          1.45%/(1)/                1.00%/(2)(3)(4)(5)/       1.00%/(2)(3)(4)(5)/
                                               -----------                ----------                ----------
Accumulation Unit Value                          1.1143560                 1.1452310                 0.9830880
Net Assets Attributable to Accumulation
  Units Outstanding                                 10,776                22,038,023                12,947,232
                                               ===========                ==========                ==========
Accumulation Units Issued                              966                   610,420                 4,125,266
Accumulation Units Redeemed                           (484)               (4,598,000)               (2,395,349)
                                               -----------                ----------                ----------
Increase (Decrease) in Accumulation Units
  Outstanding                                          482                (3,987,580)                1,729,917
Beginning Accumulation Units Outstanding             9,188                23,230,880                11,459,016
                                               -----------                ----------                ----------
Ending Accumulation Units Outstanding                9,670                19,243,300                13,188,933
                                               ===========                ==========                ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          1.00%/(2)(3)(4)(5)/       0.80%/(2)/                0.80%/(2)/
                                               -----------                ----------                ----------
Accumulation Unit Value                          1.1456230                 1.1587700                 0.9947060
Net Assets Attributable to Accumulation
  Units Outstanding                            305,046,399                 2,439,574                 2,007,009
                                               ===========                ==========                ==========
Accumulation Units Issued                        6,657,917                   121,723                   743,094
Accumulation Units Redeemed                    (29,407,579)                 (341,489)                 (413,651)
                                               -----------                ----------                ----------
Increase (Decrease) in Accumulation Units
  Outstanding                                  (22,749,662)                 (219,766)                  329,443
Beginning Accumulation Units Outstanding       289,324,099                 2,325,080                 1,688,248
                                               -----------                ----------                ----------
Ending Accumulation Units Outstanding          266,574,437                 2,105,314                 2,017,691
                                               ===========                ==========                ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.95%/(1)/                0.60%/(2)/                0.60%/(2)/
                                               -----------                ----------                ----------
Accumulation Unit Value                          1.1488400                 1.1724400                 1.0064400
Net Assets Attributable to Accumulation
  Units Outstanding                                     --                    26,403                    19,489
                                               ===========                ==========                ==========
Accumulation Units Issued                               --                        31                    27,308
Accumulation Units Redeemed                             --                       (39)                  (13,469)
                                               -----------                ----------                ----------
Increase (Decrease) in Accumulation Units
  Outstanding                                           --                        (8)                   13,839
Beginning Accumulation Units Outstanding                --                    22,528                     5,525
                                               -----------                ----------                ----------
Ending Accumulation Units Outstanding                   --                    22,520                    19,364
                                               ===========                ==========                ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.80%/(2)/                0.40%/(2)/                0.40%/(2)/
                                               -----------                ----------                ----------
Accumulation Unit Value                          1.1595200                 0.9669270                 0.8135770
Net Assets Attributable to Accumulation
  Units Outstanding                             78,696,720                        --                        --
                                               ===========                ==========                ==========
Accumulation Units Issued                        3,134,605                        --                        --
Accumulation Units Redeemed                     (9,875,512)                       --                        --
                                               -----------                ----------                ----------
Increase (Decrease) in Accumulation Units
  Outstanding                                   (6,740,907)                       --                        --
Beginning Accumulation Units Outstanding        74,692,459                        --                        --
                                               -----------                ----------                ----------
Ending Accumulation Units Outstanding           67,951,552                        --                        --
                                               ===========                ==========                ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.60%/(2)/
                                               -----------
Accumulation Unit Value                          1.1736590
Net Assets Attributable to Accumulation
  Units Outstanding                              4,470,878
                                               ===========
Accumulation Units Issued                          270,725
Accumulation Units Redeemed                     (1,094,574)
                                               -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                     (823,849)
Beginning Accumulation Units Outstanding         4,633,199
                                               -----------
Ending Accumulation Units Outstanding            3,809,350
                                               ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.40%/(2)/
                                               -----------
Accumulation Unit Value                          0.8910440
Net Assets Attributable to Accumulation
  Units Outstanding                              2,764,344
                                               ===========
Accumulation Units Issued                          483,701
Accumulation Units Redeemed                       (608,564)
                                               -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                     (124,863)
Beginning Accumulation Units Outstanding         3,227,229
                                               -----------
Ending Accumulation Units Outstanding            3,102,366
                                               ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                                       VALIC                      VALIC
                                                                     COMPANY I                  COMPANY I
                                                                      MID CAP                   SMALL CAP
                                                                     STRATEGIC                SPECIAL VALUES
                                                                    GROWTH FUND                    FUND
                                                             -----------                --------------
                                                                    DIVISION 83                DIVISION 84
                                                             -----------                --------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.45%/(1)/                  1.00%/(2)(3)(4)(5)/
                                                             -----------                 -----------
Accumulation Unit Value                                        1.3868090                   1.0328240
Net Assets Attributable to Accumulation Units Outstanding         13,061                 153,811,760
                                                             ===========                 ===========
Accumulation Units Issued                                          3,242                   7,242,413
Accumulation Units Redeemed                                       (3,214)                (21,123,623)
                                                             -----------                 -----------
Increase (Decrease) in Accumulation Units Outstanding                 28                 (13,881,210)
Beginning Accumulation Units Outstanding                           9,390                 162,924,645
                                                             -----------                 -----------
Ending Accumulation Units Outstanding                              9,418                 149,043,435
                                                             ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.00%/(2)(3)(4)(5)/         0.80%/(2)/
                                                             -----------                 -----------
Accumulation Unit Value                                        1.4257450                   1.0433830
Net Assets Attributable to Accumulation Units Outstanding    231,872,066                  48,570,303
                                                             ===========                 ===========
Accumulation Units Issued                                      7,378,753                   2,916,400
Accumulation Units Redeemed                                  (19,293,601)                 (4,649,669)
                                                             -----------                 -----------
Increase (Decrease) in Accumulation Units Outstanding        (11,914,848)                 (1,733,269)
Beginning Accumulation Units Outstanding                     174,735,798                  48,369,665
                                                             -----------                 -----------
Ending Accumulation Units Outstanding                        162,820,950                  46,636,396
                                                             ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.95%/(1)/                  0.60%/(2)/
                                                             -----------                 -----------
Accumulation Unit Value                                        1.4297260                   1.0540450
Net Assets Attributable to Accumulation Units Outstanding             --                   1,938,663
                                                             ===========                 ===========
Accumulation Units Issued                                             --                     344,663
Accumulation Units Redeemed                                           --                  (1,148,457)
                                                             -----------                 -----------
Increase (Decrease) in Accumulation Units Outstanding                 --                    (803,794)
Beginning Accumulation Units Outstanding                              --                   2,652,417
                                                             -----------                 -----------
Ending Accumulation Units Outstanding                                 --                   1,848,623
                                                             ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.80%/(2)/                  0.40% /(2)/
                                                             -----------                 -----------
Accumulation Unit Value                                        1.4430580                   0.9329320
Net Assets Attributable to Accumulation Units Outstanding     59,931,286                          --
                                                             ===========                 ===========
Accumulation Units Issued                                      6,241,996                          --
Accumulation Units Redeemed                                   (7,405,116)                         --
                                                             -----------                 -----------
Increase (Decrease) in Accumulation Units Outstanding         (1,163,120)                         --
Beginning Accumulation Units Outstanding                      42,729,523                          --
                                                             -----------                 -----------
Ending Accumulation Units Outstanding                         41,566,403                          --
                                                             ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.60%/(2)/
                                                             -----------
Accumulation Unit Value                                        1.4606290
Net Assets Attributable to Accumulation Units Outstanding      2,067,043
                                                             ===========
Accumulation Units Issued                                        186,899
Accumulation Units Redeemed                                     (381,949)
                                                             -----------
Increase (Decrease) in Accumulation Units Outstanding           (195,050)
Beginning Accumulation Units Outstanding                       1,610,223
                                                             -----------
Ending Accumulation Units Outstanding                          1,415,173
                                                             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.40% /(2)/
                                                             -----------
Accumulation Unit Value                                        0.9129590
Net Assets Attributable to Accumulation Units Outstanding      2,300,047
                                                             ===========
Accumulation Units Issued                                        465,493
Accumulation Units Redeemed                                     (723,986)
                                                             -----------
Increase (Decrease) in Accumulation Units Outstanding           (258,493)
Beginning Accumulation Units Outstanding                       2,777,824
                                                             -----------
Ending Accumulation Units Outstanding                          2,519,331
                                                             ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                   VALIC                      VALIC
                                                 COMPANY I                  COMPANY I                    VALIC
                                                 SMALL CAP                  SMALL CAP                  COMPANY I
                                                 STRATEGIC                 AGGRESSIVE                GLOBAL EQUITY
                                                GROWTH FUND                GROWTH FUND                   FUND
                                         -----------                -----------                -------------
                                                DIVISION 85                DIVISION 86                DIVISION 87
                                         -----------                -----------                -------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               1.00%/(2)(3)(4)(5)/        1.00%/(2)(3)(4)(5)/         1.45%/(1)/
                                         -----------                -----------                 -----------
Accumulation Unit Value                    1.0547860                  1.3003490                   0.9676950
Net Assets Attributable to Accumulation
  Units Outstanding                       85,196,221                 68,213,228                     108,110
                                         ===========                ===========                 ===========
Accumulation Units Issued                  5,884,486                 15,669,386                      43,551
Accumulation Units Redeemed              (10,373,056)               (14,824,397)                    (29,936)
                                         -----------                -----------                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding                       (4,488,570)                   844,989                      13,615
Beginning Accumulation Units Outstanding  85,308,292                 51,697,924                      98,104
                                         -----------                -----------                 -----------
Ending Accumulation Units Outstanding     80,819,722                 52,542,913                     111,719
                                         ===========                ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               0.80%/(2)/                 0.80%/(2)/                  1.00%/(2)(3)(4)(5)/
                                         -----------                -----------                 -----------
Accumulation Unit Value                    1.0655630                  1.3136310                   0.9905620
Net Assets Attributable to Accumulation
  Units Outstanding                       27,043,995                 20,486,684                 187,820,544
                                         ===========                ===========                 ===========
Accumulation Units Issued                  2,428,108                 11,529,321                   9,324,281
Accumulation Units Redeemed               (3,580,747)               (10,672,086)                (25,899,892)
                                         -----------                -----------                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding                       (1,152,639)                   857,235                 (16,575,611)
Beginning Accumulation Units Outstanding  26,541,963                 14,775,280                 206,672,987
                                         -----------                -----------                 -----------
Ending Accumulation Units Outstanding     25,389,324                 15,632,515                 190,097,376
                                         ===========                ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               0.60%/(2)/                 0.60%/(2)/                  0.95%/(1)/
                                         -----------                -----------                 -----------
Accumulation Unit Value                    1.0764170                  1.3270470                   0.9928750
Net Assets Attributable to Accumulation
  Units Outstanding                          794,115                    879,474                          --
                                         ===========                ===========                 ===========
Accumulation Units Issued                     82,460                  1,179,218                          --
Accumulation Units Redeemed                 (216,851)                (1,344,324)                         --
                                         -----------                -----------                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding                         (134,391)                  (165,106)                         --
Beginning Accumulation Units Outstanding     872,131                    827,836                          --
                                         -----------                -----------                 -----------
Ending Accumulation Units Outstanding        737,740                    662,730                          --
                                         ===========                ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               0.40% /(2)/                0.40%/(2)/                  0.80%/(2)/
                                         -----------                -----------                 -----------
Accumulation Unit Value                    0.9595360                  1.0626240                   1.0007060
Net Assets Attributable to Accumulation
  Units Outstanding                               --                         --                  45,366,380
                                         ===========                ===========                 ===========
Accumulation Units Issued                         --                         --                  10,127,448
Accumulation Units Redeemed                       --                         --                 (12,877,651)
                                         -----------                -----------                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding                               --                         --                  (2,750,203)
Beginning Accumulation Units Outstanding          --                         --                  48,122,591
                                         -----------                -----------                 -----------
Ending Accumulation Units Outstanding             --                         --                  45,372,388
                                         ===========                ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                                      0.60%/(2)/
                                                                                                -----------
Accumulation Unit Value                                                                           1.0109190
Net Assets Attributable to Accumulation
  Units Outstanding                                                                               3,670,613
                                                                                                ===========
Accumulation Units Issued                                                                           418,726
Accumulation Units Redeemed                                                                        (751,559)
                                                                                                -----------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                                (332,833)
Beginning Accumulation Units Outstanding                                                          3,963,799
                                                                                                -----------
Ending Accumulation Units Outstanding                                                             3,630,966
                                                                                                ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                                      0.40%/(2)/
                                                                                                -----------
Accumulation Unit Value                                                                           0.7034740
Net Assets Attributable to Accumulation
  Units Outstanding                                                                              17,252,562
                                                                                                ===========
Accumulation Units Issued                                                                         4,113,557
Accumulation Units Redeemed                                                                      (3,236,657)
                                                                                                -----------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                                 876,900
Beginning Accumulation Units Outstanding                                                         23,647,904
                                                                                                -----------
Ending Accumulation Units Outstanding                                                            24,524,804
                                                                                                ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                              VALIC COMPANY I              VALIC COMPANY I              VALIC COMPANY I
                                              GLOBAL STRATEGY               FOREIGN VALUE              GLOBAL REAL ESTATE
                                                   FUND                         FUND                          FUND
                                         ---------------              ---------------              ------------------
                                                DIVISION 88                  DIVISION 89                  DIVISION 101
                                         ---------------              ---------------              ------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                 1.00%/(2)(3)(4)(5)/          1.00%/(2)(3)(4)(5)/           1.00%/(2)(3)(4)(5)/
                                           -----------                  -----------                   -----------
Accumulation Unit Value                      1.4096520                    1.1465730                     0.9820160
Net Assets Attributable to Accumulation
  Units Outstanding                        384,290,924                  730,654,887                   208,820,274
                                           ===========                  ===========                   ===========
Accumulation Units Issued                   38,089,147                   99,562,721                    16,690,565
Accumulation Units Redeemed                (17,455,871)                 (39,091,684)                  (62,819,142)
                                           -----------                  -----------                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding                         20,633,276                   60,471,037                   (46,128,577)
Beginning Accumulation Units Outstanding   252,472,784                  578,103,477                   259,140,271
                                           -----------                  -----------                   -----------
Ending Accumulation Units Outstanding      273,106,060                  638,574,514                   213,011,694
                                           ===========                  ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                 0.80%/(2)/                   0.80%/(2)/                    0.80%/(2)/
                                           -----------                  -----------                   -----------
Accumulation Unit Value                      1.4240440                    1.1582720                     0.9875740
Net Assets Attributable to Accumulation
  Units Outstanding                        118,142,635                  234,064,349                    40,458,502
                                           ===========                  ===========                   ===========
Accumulation Units Issued                   26,876,735                   71,662,899                     3,779,664
Accumulation Units Redeemed                 (7,465,020)                 (31,763,743)                  (14,196,455)
                                           -----------                  -----------                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding                         19,411,715                   39,899,156                   (10,416,791)
Beginning Accumulation Units Outstanding    64,174,648                  163,002,977                    51,496,707
                                           -----------                  -----------                   -----------
Ending Accumulation Units Outstanding       83,586,363                  202,902,133                    41,079,916
                                           ===========                  ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                 0.60%/(2)/                   0.60%/(2)/                    0.60%/(2)/
                                           -----------                  -----------                   -----------
Accumulation Unit Value                      1.4386060                    1.1701290                     0.9931520
Net Assets Attributable to Accumulation
  Units Outstanding                          6,479,608                    7,269,011                       896,265
                                           ===========                  ===========                   ===========
Accumulation Units Issued                    2,080,936                    1,839,606                       580,799
Accumulation Units Redeemed                 (1,172,658)                  (5,085,380)                   (1,066,582)
                                           -----------                  -----------                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding                            908,278                   (3,245,774)                     (485,783)
Beginning Accumulation Units Outstanding     3,599,788                    9,465,183                     1,389,704
                                           -----------                  -----------                   -----------
Ending Accumulation Units Outstanding        4,508,066                    6,219,409                       903,921
                                           ===========                  ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                 0.40%/(2)/                   0.40%/(2)/                    0.40%/(2)/
                                           -----------                  -----------                   -----------
Accumulation Unit Value                      1.0421610                    0.8302800                     0.9987780
Net Assets Attributable to Accumulation
  Units Outstanding                                 --                      778,068                            --
                                           ===========                  ===========                   ===========
Accumulation Units Issued                           --                        3,759                            --
Accumulation Units Redeemed                         --                     (251,518)                           --
                                           -----------                  -----------                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding                                                        (247,759)
Beginning Accumulation Units Outstanding            --                    1,184,874                            --
                                           -----------                  -----------                   -----------
Ending Accumulation Units Outstanding               --                      937,115                            --
                                           ===========                  ===========                   ===========

/(1)/ Offered in registered Potentia Product
/(2)/ Offered in Portfolio Director Product
/(3)/ Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for the divisions, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended
December 31,2010, follows:

                AT DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
      ----------------------------------  ------------------------------------------------------
              UNIT FAIR VALUE     NET      AVERAGE   INVESTMENT EXPENSE RATIO      TOTAL RETURN
      UNITS      LOWEST TO       ASSETS   NET ASSETS   INCOME     LOWEST TO         LOWEST TO
      (000S)      HIGHEST        (000S)     (000S)   RATIO (1)   HIGHEST (2)       HIGHEST (3)
      ------- ---------------  ---------- ---------- ---------- -------------   -----------------
VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 1
-----------------------------------------------------
2010      381 $ 5.85           $    2,538 $    2,485    3.21%   0.40% to  1.00%   6.77%
2009      396   5.48                2,436      2,443    4.74    0.40  to  1.00    9.91
2008      491   4.98                2,453      2,652    7.31    0.40  to  1.00   -3.97
2007      549   5.19                2,850      3,060    5.31    0.40  to  1.00    2.63
2006      647   5.06                3,270      3,370    1.47    0.40  to  1.00    3.48
VALIC COMPANY I MONEY MARKET I FUND, DIVISION 2
-----------------------------------------------
2010      250 $ 2.99           $      745 $      906    0.01%   0.40% to  1.00%  -0.97%
2009      354   3.02                1,067      1,206    0.34    0.40  to  1.00   -0.70
2008      443   3.04                1,344      1,331    2.32    0.40  to  1.00    1.21
2007      439   3.00                1,317      1,403    4.95    0.40  to  1.00    3.65
2006      514   2.89                1,488      1,634    4.33    0.40  to  1.00    3.58
VALIC COMPANY I MID CAP INDEX FUND, DIVISION 4
----------------------------------------------
2010  229,477 $ 1.03 to  12.91 $2,496,518 $2,143,995    1.11%   0.40% to  1.25%  24.43% to   25.75%
2009  233,428   0.82 to  10.29  2,026,974  1,616,528    1.84    0.40  to  1.25   36.28  to   38.00
2008  244,773   0.59 to   7.49  1,556,585  2,249,264    1.00    0.40  to  1.25  -38.00  to  -37.00
2007  266,356   1.55 to  11.93  2,889,174  2,854,907    1.00    0.40  to  1.25    6.00  to    7.00
2006  250,494   1.46 to  11.15  2,555,661  2,391,440    1.00    0.40  to  1.25    8.00  to    9.00
VALIC COMPANY I ASSET ALLOCATION FUND, DIVISION 5
-------------------------------------------------
2010   24,625 $ 1.06 to   6.22 $  138,558 $  130,054    2.08%   0.40% to  1.00%  13.42% to   14.10%
2009   26,016   0.93 to   5.46    128,975    112,275    3.15    0.40  to  1.00   22.38  to   23.00
2008   27,866   0.75 to   4.44    112,753    142,569    3.18    0.40  to  1.00  -22.88  to  -22.41
2007   32,061   5.22 to   5.74    167,933    172,035    2.82    0.40  to  1.00    5.24  to    5.66
2006   34,238   4.96 to   5.43    170,212    167,501    1.60    0.40  to  1.00   10.65  to   11.09
VALIC COMPANY I MONEY MARKET I FUND, DIVISION 6
-----------------------------------------------
2010  185,907 $ 1.02 to   2.33 $  387,635 $  407,687    0.01%   0.40% to  1.25%  -1.43% to   -0.38%
2009  203,942   1.02 to   2.34    428,483    462,539    0.32    0.40  to  1.25   -1.15  to    0.00
2008  234,879   1.02 to   2.35    496,779    469,954    2.27    0.40  to  1.25    0.75  to    1.82
2007  211,605   1.08 to   2.31    443,130    413,701    4.70    0.40  to  1.25    3.17  to    4.07
2006  186,929   1.04 to   2.22    384,271    353,153    4.57    0.40  to  1.25    3.11  to    4.00
VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 7
-----------------------------------------------------
2010   41,939 $ 1.15 to   3.61 $  138,921 $  127,614    3.44%   0.40% to  1.00%   6.77% to    7.41%
2009   37,698   1.07 to   3.37    116,753    112,951    4.82    0.40  to  1.00    9.91  to   11.00
2008   38,835   0.97 to   3.06    109,358    141,419    6.13    0.40  to  1.00   -3.97  to   -3.39
2007   59,709   2.91 to   3.17    173,479    190,291    5.24    0.40  to  1.00    2.63  to    3.04
2006   72,949   2.83 to   3.08    207,102    158,612    1.97    0.40  to  1.00    3.48  to    3.89
VALIC COMPANY I GOVERNMENT SECURITIES FUND, DIVISION 8
------------------------------------------------------
2010   34,699 $ 1.12 to   3.55 $  112,820 $  119,919    2.87%   0.40% to  1.00%   2.93% to    3.55%
2009   39,018   1.08 to   3.44    123,250    130,318    3.56    0.40  to  1.00   -4.74  to   -4.00
2008   48,452   1.12 to   3.59    160,387    129,526    2.74    0.40  to  1.00    8.66  to    9.32
2007   33,698   3.02 to   3.29    101,522     96,840    4.49    0.40  to  1.00    6.59  to    7.02
2006   35,001   2.83 to   3.08     99,642    105,383    2.25    0.40  to  1.00    2.01  to    2.42
VALIC COMPANY I STOCK INDEX FUND, DIVISION 10A
----------------------------------------------
2010    4,863 $24.23           $  119,948 $  119,125    1.54%   0.97%            13.55%
2009    5,436  21.34              118,342    113,495    2.21    0.94             24.91
2008    6,222  17.09              108,696    158,889    2.14    1.03            -37.83
2007    7,438  27.48              209,082    221,267    1.50    1.03              4.07
2006    8,641  26.41              233,452    235,241    0.81    0.99             14.26
VALIC COMPANY I STOCK INDEX FUND, DIVISION 10B
----------------------------------------------
2010      255 $41.71           $   10,702 $   10,593    1.54%   0.63%            14.23%
2009      283  36.52               10,476     10,297    2.15    0.63             25.65
2008      343  29.06               10,107     14,389    2.23    0.42            -37.46
2007      394  46.48               18,670     19,183    1.55    0.43              4.68
2006      433  44.40               19,696     19,747    0.82    0.39             14.91

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

               AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
      --------------------------------   -----------------------------------------------------
              UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT EXPENSE RATIO     TOTAL RETURN
      UNITS     LOWEST TO       ASSETS   NET ASSETS   INCOME     LOWEST TO        LOWEST TO
      (000S)     HIGHEST        (000S)     (000S)   RATIO (1)   HIGHEST (2)      HIGHEST (3)
      ------- -------------   ---------- ---------- ---------- --------------  ----------------
VALIC COMPANY I STOCK INDEX FUND. DIVISION 10C
----------------------------------------------
2010  646,779 $0.85  to  5.64 $3,118,465 $2,982,658   1.59%    0.40% to  1.45% 13.03% to  14.23%
2009  673,226  0.75  to  4.95  2,854,853  2,576,473    2.33     0.40 to   1.45  24.33 to   25.66
2008  680,762  0.59  to  3.95  2,299,825  3,429,040    2.00     0.40 to   1.45 -38.00 to  -37.00
2007  780,662  1.10  to  6.33  4,558,255  4,610,909    2.00     0.40 to   1.45   4.00 to    4.00
2006  827,755  1.06  to  6.05  4,663,564  4,416,739    1.00     0.40 to   1.45  14.00 to   15.00
VALIC COMPANY I STOCK INDEX FUND, DIVISION 10D
----------------------------------------------
2010    1,591 $9.12              $14,586    $14,365   1.55%    0.40% to  1.00% 13.55%
2009    1,752  8.03               14,143     13,440    2.22     0.40 to   1.00  24.91
2008    1,970  6.43               12,736     18,529    2.16     0.40 to   1.00 -37.83
2007    2,341 10.34               24,323     25,605    1.52     0.40 to   1.00   4.07
2006    2,692  9.93               26,887     26,461    0.83     0.40 to   1.00  14.26
VALIC COMPANY I INTERNATIONAL EQUITIES FUND, DIVISION 11
--------------------------------------------------------
2010  545,749 $0.73  to  1.81   $914,538   $827,162   2.51%    0.40% to  1.00%  7.38% to   8.03%
2009  546,905  0.68  to  1.68    853,578    686,672    2.96     0.40 to   1.00  28.31 to   29.08
2008  546,311  0.53  to  1.30    664,239    885,419    3.44     0.40 to   1.00 -43.96 to  -43.62
2007  492,598  2.15  to  2.32  1,061,636  1,018,204    2.44     0.40 to   1.00   7.68 to    8.11
2006  463,641  2.00  to  2.14    929,585    796,041    1.71     0.40 to   1.00  21.84 to   22.33
VALIC COMPANY I GLOBAL SOCIAL AWARENESS FUND, DIVISION 12
---------------------------------------------------------
2010   74,146 $0.82  to  4.13   $282,439   $277,470   1.59%    0.40% to  1.45% 10.60% to  11.78%
2009   82,271  0.73  to  3.71    281,524    251,597    2.74     0.40 to   1.45  29.66 to   31.04
2008  112,984  0.56  to  2.83    297,995    445,017    2.15     0.40 to   1.45 -40.85 to  -40.22
2007   99,869  1.09  to  4.75    442,767    449,026    1.22     0.40 to   1.45   2.88 to    3.77
2006   98,760  1.06  to  4.58    424,214    394,505    0.74     0.40 to   1.45  13.85 to   14.83
VALIC COMPANY I INTERNATIONAL GOVERNMENT BOND FUND, DIVISION 13
---------------------------------------------------------------
2010   54,808 $1.19  to  3.13   $160,668   $156,568   4.72%    0.40% to  1.00%  7.04% to   7.68%
2009   56,220  1.10  to  2.92    153,805    139,893    4.23     0.40 to   1.00  10.47 to   11.14
2008   63,244  0.99  to  2.63    156,509    165,606    5.75     0.40 to   1.00  -1.56 to   -0.96
2007   56,482  2.50  to  2.66    141,092    135,703    5.15     0.40 to   1.00   5.95 to    6.38
2006   57,640  2.36  to  2.50    136,108    137,789    4.04     0.40 to   1.00   6.88 to    7.31
VALIC COMPANY I SMALL CAP INDEX FUND, DIVISION 14
-------------------------------------------------
2010  239,145 $0.97  to  4.21   $908,953   $802,437   0.92%    0.40% to  1.45% 24.72% to  26.04%
2009  253,624  0.77  to  3.34    771,594    625,406    1.87     0.40 to   1.45  26.36 to   27.71
2008  269,419  0.60  to  2.62    647,869    881,941    1.61     0.40 to   1.45 -35.42 to  -34.73
2007  302,678  1.44  to  4.03  1,146,052  1,171,294    1.10     0.40 to   1.45  -3.32 to   -2.48
2006  287,518  1.49  to  4.13  1,124,330  1,001,724    0.40     0.40 to   1.45  16.36 to   17.36
VALIC COMPANY I CORE EQUITY FUND, DIVISION 15
---------------------------------------------
2010  114,337 $0.82  to  2.19   $235,433   $224,786   1.26%    0.40% to  1.00% 11.70% to  12.37%
2009  126,171  0.73  to  1.95    232,389    196,305    2.17     0.40 to   1.00  22.12 to   22.85
2008  139,868  0.60  to  1.59    210,844    301,477    0.94     0.40 to   1.00 -37.70 to  -37.32
2007  162,588  2.41  to  2.55    389,413    430,337    0.90     0.40 to   1.00   1.95 to    2.36
2006  191,812  2.37  to  2.49    455,319    471,012    0.65     0.40 to   1.00  10.63 to   11.07
VALIC COMPANY I GROWTH & INCOME FUND, DIVISION 16
-------------------------------------------------
2010   37,680 $0.81  to  2.37    $84,164    $79,052   1.25%    0.40% to  1.45% 10.64% to  11.81%
2009   40,126  0.73  to  2.12     80,518     68,356    2.57     0.40 to   1.45  20.05 to   21.33
2008   44,144  0.60  to  1.75     73,428    106,096    1.90     0.40 to   1.45 -37.67 to  -37.00
2007   49,658  1.09  to  2.79    131,332    136,637    1.20     0.40 to   1.45   5.49 to    6.40
2006   55,058  1.03  to  2.62    137,552    137,079    0.65     0.40 to   1.45  13.68 to   14.66

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

               AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
      --------------------------------   -----------------------------------------------------
              UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT EXPENSE RATIO     TOTAL RETURN
      UNITS     LOWEST TO       ASSETS   NET ASSETS   INCOME     LOWEST TO        LOWEST TO
      (000S)     HIGHEST        (000S)     (000S)   RATIO (1)   HIGHEST (2)      HIGHEST (3)
      ------- -------------   ---------- ---------- ---------- --------------  ----------------
VALIC COMPANY I SCIENCE & TECHNOLOGY FUND, DIVISION 17
------------------------------------------------------
2010  293,662 $0.65  to  3.04   $812,819   $726,982   0.00%    0.40% to  1.45% 20.32% to  21.60%
2009  320,463  0.54  to  2.51    735,085    560,627    0.11     0.40 to   1.45  63.11 to   64.85
2008  331,257  0.33  to  1.52    463,670    736,702      --     0.40 to   1.45 -46.77 to  -46.20
2007  360,978  0.62  to  2.84    968,391    970,673      --     0.40 to   1.45  15.98 to   16.99
2006  424,261  0.53  to  2.42    981,809  1,035,644      --     0.40 to   1.45   4.32 to    5.22
VALIC COMPANY I SMALL CAP FUND, DIVISION 18
-------------------------------------------
2010  114,707 $0.99  to  3.07   $328,013   $289,296   0.18%    0.40% to  1.00% 28.27% to  29.04%
2009  125,005  0.77  to  2.38    278,537    230,121    0.56     0.40 to   1.00  27.11 to   27.88
2008  137,567  0.60  to  1.87    240,997    341,874    0.38     0.40 to   1.00 -34.91 to  -34.52
2007  160,027  2.68  to  2.86    428,636    511,816    0.03     0.40 to   1.00  -7.14 to   -6.76
2006  194,385  2.88  to  3.06    561,593    601,283      --     0.40 to   1.00   7.33 to    7.76
TEMPLETON GLOBAL ASSET ALLOCATION FUND, DIVISION 19 (CLOSED) (4)
----------------------------------------------------------------
2006       --   $--  to   $--        $--   $403,978   0.00%    0.65% to  1.25%  7.95% to   8.13%
VALIC COMPANY I INTERNATIONAL GROWTH I FUND, DIVISION 20
--------------------------------------------------------
2010  259,788 $0.82  to  2.44   $597,987   $522,038   1.50%    0.40% to  1.00% 11.47% to  12.14%
2009  262,693  0.73  to  2.18    541,547    427,517    2.28     0.40 to   1.00  34.01 to   34.82
2008  267,849  0.54  to  1.62    411,248    584,007    1.65     0.40 to   1.00 -42.57 to  -42.22
2007  263,159  2.64  to  2.81    698,587    661,103    0.92     0.40 to   1.00  13.53 to   13.99
2006  258,416  2.33  to  2.47    605,093    506,825    1.83     0.40 to   1.00  25.12 to   25.62
VALIC COMPANY I CORE VALUE FUND, DIVISION 21
--------------------------------------------
2010   93,955 $0.81  to  1.76   $151,322   $132,577   1.38%    0.40% to  1.00% 12.91% to  13.59%
2009   85,766  0.71  to  1.55    122,205     99,548    2.83     0.40 to   1.00  17.81 to   18.52
2008   89,191  0.60  to  1.31    107,471    156,956    2.32     0.40 to   1.00 -35.88 to  -35.49
2007  109,148  1.87  to  2.04    202,154    231,639    1.64     0.40 to   1.00  -1.44 to   -1.05
2006  126,790  1.90  to  2.06    242,124    233,026    0.82     0.40 to   1.00  15.98 to   16.44
VANGUARD LONG-TERM INVESTMENT GRADE FUND, DIVISION 22
-----------------------------------------------------
2010   80,641 $1.23  to  2.63   $191,367   $183,929   5.63%    0.40% to  1.00%  9.61% to  10.27%
2009   78,886  1.11  to  2.39    170,703    156,319    6.25     0.40 to   1.00   7.67 to    8.32
2008   80,380  1.03  to  2.21    161,331    163,740    6.06     0.40 to   1.00   1.27 to    1.89
2007   95,031  1.96  to  2.18    185,261    207,885    5.78     0.40 to   1.00   2.72 to    3.13
2006  116,751  1.91  to  2.11    224,574    214,276    5.71     0.40 to   1.00   1.83 to    2.24
VANGUARD LONG-TERM TREASURY FUND, DIVISION 23
---------------------------------------------
2010  120,333 $1.21  to  2.62   $288,502   $310,318   4.03%    0.40% to  1.00%  7.84% to   8.48%
2009  142,416  1.11  to  2.42    317,183    355,802    4.13     0.40 to   1.00 -12.93 to  -12.41
2008  179,085  1.27  to  2.77    457,525    363,716    4.33     0.40 to   1.00  21.29 to   22.02
2007  138,737  2.09  to  2.27    288,608    280,019    4.84     0.40 to   1.00   8.15 to    8.58
2006  147,344  1.93  to  2.09    286,342    303,205    4.95     0.40 to   1.00   0.73 to    1.13
VANGUARD WINDSOR II FUND, DIVISION 24
-------------------------------------
2010  655,224 $0.81  to  2.50 $1,462,420 $1,427,243   1.98%    0.65% to  1.25%  9.24% to   9.90%
2009  715,186  0.74  to  2.28  1,462,917  1,181,133    2.77     0.65 to   1.25  25.47 to   26.23
2008  694,646  0.58  to  1.81  1,128,091  1,499,307    2.96     0.65 to   1.25 -37.49 to  -37.11
2007  669,939  2.65  to  2.89  1,761,795  1,909,890    2.19     0.65 to   1.25   0.95 to    1.36
2006  696,334  2.62  to  2.85  1,837,638  1,671,001    2.33     0.65 to   1.25  16.78 to   17.25
VANGUARD WELLINGTON FUND, DIVISION 25
-------------------------------------
2010  590,076 $1.01  to  3.01 $1,558,590 $1,436,066   2.90%    0.65% to  1.25%  9.56% to  10.22%
2009  581,855  0.92  to  2.74  1,395,733  1,189,390    3.62     0.65 to   1.25  20.68 to   21.41
2008  618,448  0.76  to  2.26  1,225,434  1,497,681    3.54     0.65 to   1.25 -23.26 to  -22.80
2007  633,980  2.65  to  2.93  1,651,772  1,638,117    3.22     0.65 to   1.25   7.02 to    7.45
2006  611,262  2.47  to  2.73  1,524,379  1,384,025    3.09     0.65 to   1.25  13.51 to   13.96

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

              AT DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
      ------------------------------   -----------------------------------------------------
              UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT EXPENSE RATIO     TOTAL RETURN
      UNITS     LOWEST TO      ASSETS  NET ASSETS   INCOME     LOWEST TO        LOWEST TO
      (000S)     HIGHEST       (000S)    (000S)   RATIO (1)   HIGHEST (2)      HIGHEST (3)
      ------- -------------   -------- ---------- ---------- --------------  ----------------
PUTNAM NEW OPPORTUNITIES FUND, DIVISION 26 (CLOSED) (4)
-------------------------------------------------------
2006       --   $--  to   $--      $--  $546,967    0.00%    0.40% to  1.20%  0.70% to   1.05%
PUTNAM OTC & EMERGING GROWTH FUND, DIVISION 27 (CLOSED) (4)
-----------------------------------------------------------
2006       --   $--  to   $--      $--  $188,156    0.00%    0.40% to  1.20%  6.07% to   6.43%
PUTNAM GLOBAL EQUITY FUND, DIVISION 28 (CLOSED) (4)
---------------------------------------------------
2006       --   $--  to   $--      $--  $376,020    0.00%    0.40% to  1.20%  7.38% to   7.75%
VALIC COMPANY I LARGE CAP GROWTH FUND, DIVISION 30 (CLOSED) (4)
---------------------------------------------------------------
2006       --   $--  to   $--      $--  $324,192    0.18%    0.40% to  1.00% -1.18% to  -1.02%
AMERICAN CENTURY ULTRA FUND, DIVISION 31 (CLOSED) (4)
-----------------------------------------------------
2006       --   $--  to   $--      $--  $942,108    0.00%    0.65% to  1.45% -5.34% to  -5.02%
TEMPLETON FOREIGN FUND, DIVISION 32 (CLOSED) (4)
------------------------------------------------
2006       --   $--  to   $--      $--  $676,066    0.00%    0.40% to  1.00%  6.90% to   7.08%
VALIC COMPANY II INTERNATIONAL SMALL CAP EQUITY FUND, DIVISION 33
-----------------------------------------------------------------
2010  338,206 $0.79  to  1.97 $637,415  $587,896    1.03%    0.15% to  0.75% 19.14% to  19.86%
2009  376,297  0.66  to  1.65  595,446   495,566     1.70     0.15 to   0.75  24.64 to   25.39
2008  406,274  0.52  to  1.32  516,024   616,841     1.17     0.15 to   0.75 -41.85 to  -41.50
2007  347,000  2.18  to  2.26  752,863   702,426     0.59     0.15 to   0.75   5.06 to    5.49
2006  275,096  2.07  to  2.14  569,761   383,808     0.50     0.15 to   0.75  19.33 to   19.81
VALIC COMPANY II SMALL CAP GROWTH FUND, DIVISION 35
---------------------------------------------------
2010   40,165 $0.93  to  1.80  $69,252   $49,816    0.00%    0.15% to  1.20% 31.75% to  33.49%
2009   34,299  0.70  to  1.35   44,559    33,811       --     0.15 to   1.20  35.77 to   37.56
2008   31,934  0.52  to  0.99   30,327    41,375       --     0.15 to   1.20 -44.05 to  -43.31
2007   31,678  0.93  to  1.74   52,812    52,675       --     0.15 to   1.20   2.53 to    3.68
2006   29,224  0.90  to  1.68   47,591    47,517       --     0.15 to   1.20   8.41 to    9.62
VALIC COMPANY II SMALL CAP VALUE FUND, DIVISION 36
--------------------------------------------------
2010  184,161 $1.00  to  2.58 $448,256  $379,693    1.17%    0.15% to  0.75% 24.88% to  25.63%
2009  187,896  0.80  to  2.05  366,264   276,720     1.27     0.15 to   0.75  23.27 to   24.02
2008  145,609  0.64  to  1.66  228,970   259,868     1.06     0.15 to   0.75 -30.25 to  -29.83
2007  106,944  2.28  to  2.37  244,244   234,509     0.65     0.15 to   0.75  -7.68 to   -7.30
2006   64,994  2.47  to  2.56  161,107   112,445     0.57     0.15 to   0.75  17.91 to   18.38
VALIC COMPANY II MID CAP GROWTH FUND, DIVISION 37
-------------------------------------------------
2010  118,027 $0.89  to  1.43 $160,999  $179,414    0.00%    0.15% to  0.75% 21.28% to  22.01%
2009  162,373  0.73  to  1.17  182,531   141,799       --     0.15 to   0.75  42.60 to   43.45
2008  167,995  0.51  to  0.82  132,414   166,293       --     0.15 to   0.75 -47.02 to  -46.70
2007   62,487  1.48  to  1.54   91,726    80,411       --     0.15 to   0.75  13.07 to   13.53
2006   46,415  1.31  to  1.36   61,039    55,659       --     0.15 to   0.75  14.21 to   14.66

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                              AT DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                     ---------------------------------  ------------------------------------------------------
                             UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
                     UNITS     LOWEST TO       ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
                     (000S)     HIGHEST        (000S)     (000S)   RATIO (/1)/ HIGHEST /(2)/     HIGHEST /(3)/
                     ------- --------------  ---------- ---------- ----------  -------------   -----------------
VALIC COMPANY II MID CAP VALUE FUND,
DIVISION 38
------------------------------------
2010................ 165,538 $0.95 to   3.59 $  555,061  $485,670     0.70%    0.15% to  0.75%  21.29% to   22.02%
2009................ 180,191  0.78 to   2.95    499,338   397,647     1.30     0.15  to  0.75   35.75  to   36.57
2008................ 193,079  0.57 to   2.17    393,903   513,298     0.46     0.15  to  0.75  -39.15  to  -38.79
2007................ 137,959  3.41 to   3.54    470,359   494,779     0.46     0.15  to  0.75    2.03  to    2.44
2006................ 122,876  3.35 to   3.46    411,742   351,099     0.39     0.15  to  0.75   15.87  to   16.34
VALIC COMPANY II CAPITAL APPRECIATION FUND, DIVISION 39
-------------------------------------------------------
2010................  31,069 $0.72 to   1.24 $   30,770  $ 28,686     0.40%    0.15% to  1.20%  12.70% to   14.18%
2009................  33,269  0.64 to   1.09     29,011    23,949     1.27     0.15  to  1.20   30.38  to   32.10
2008................  35,384  0.49 to   0.83     23,480    32,614     0.07     0.15  to  1.20  -44.98  to  -44.26
2007................  27,872  0.89 to   1.51     33,206    16,563     0.54     0.15  to  1.20   18.18  to   19.50
2006................   9,377  0.75 to   1.27      9,438    10,004     0.17     0.15  to  1.20    4.09  to    5.25
VALIC COMPANY II LARGE CAP VALUE FUND, DIVISION 40
--------------------------------------------------
2010................  96,600 $0.76 to   1.79 $  165,350  $158,831     1.29%    0.15% to  0.75%  15.07% to   15.76%
2009................ 106,396  0.66 to   1.55    158,240   136,168     2.07     0.15  to  0.75    9.36  to   10.02
2008................ 115,417  0.60 to   1.41    156,942   279,624     1.78     0.15  to  0.75  -37.19  to  -36.81
2007................ 181,763  2.16 to   2.24    391,778   366,717     0.99     0.15  to  0.75    2.28  to    2.69
2006................ 141,357  2.11 to   2.18    298,102   125,597     0.97     0.15  to  0.75   17.68  to   18.15
VALIC COMPANY II SOCIALLY RESPONSIBLE FUND, DIVISION 41
-------------------------------------------------------
2010................ 543,535 $0.88 to   1.47 $  762,238  $726,809     1.13%    0.15% to  0.75%  13.77% to   14.46%
2009................ 588,653  0.77 to   1.29    724,759   589,344     1.89     0.15  to  0.75   29.72  to   30.50
2008................ 624,830  0.59 to   0.99    593,031   845,688     1.67     0.15  to  0.75  -38.01  to  -37.63
2007................ 673,004  1.53 to   1.59  1,026,361   823,411     1.11     0.15  to  0.75    3.20  to    3.62
2006................ 331,640  1.48 to   1.53    490,929   255,910     0.88     0.15  to  0.75   14.74  to   15.20
VALIC COMPANY II MONEY MARKET II FUND, DIVISION 44
--------------------------------------------------
2010................ 145,958 $1.03 to   1.33 $  185,792  $211,555     0.01%    0.15% to  0.75%  -0.74% to   -0.14%
2009................ 177,060  1.03 to   1.33    227,029   255,923     0.41     0.15  to  0.75   -0.40  to    0.20
2008................ 246,302  1.03 to   1.33    316,406   334,421     2.23     0.15  to  0.75    1.47  to    2.08
2007................ 268,779  1.26 to   1.31    338,361   287,347     4.48     0.15  to  0.75    3.85  to    4.27
2006................ 185,594  1.21 to   1.25    225,165   134,616     4.57     0.15  to  0.75    3.81  to    4.22
VALIC COMPANY I NASDAQ-100(R)INDEX FUND, DIVISION 46
----------------------------------------------------
2010................ 187,997 $0.61 to   0.99 $  115,120  $103,478     0.26%    0.40% to  1.00%  18.53% to   19.25%
2009................ 195,757  0.51 to   0.83    101,088    72,999     0.31     0.40  to  1.00   53.89  to   54.81
2008................ 159,845  0.33 to   0.53     53,618    77,846     0.24     0.40  to  1.00  -42.99  to  -42.65
2007................ 168,286  0.59 to   0.60     97,988    84,217     0.08     0.40  to  1.00   17.42  to   17.89
2006................ 160,131  0.50 to   0.51     79,992    81,388     0.08     0.40  to  1.00    5.60  to    6.02
JANUS ADVISER WORLDWIDE FUND, DIVISION 47 (CLOSED)
/(4)/
--------------------------------------------------
2006................      -- $  -- to  $  -- $       --  $ 34,840     0.00%    0.40% to  1.20%   1.34% to    1.69%
VALIC COMPANY II AGGRESSIVE GROWTH LIFESTYLE FUND,
DIVISION 48
--------------------------------------------------
2010................  78,398 $0.95 to   2.05 $  153,507  $124,682     2.55%    0.15%     1.20%  14.24% to   15.74%
2009................  63,007  0.82 to   1.77    107,254    81,839     1.98     0.15  to  1.20   27.30  to   28.98
2008................  53,544  0.64 to   1.38     71,085    84,221     2.28     0.15  to  1.20  -33.93  to  -33.05
2007................  46,108  1.33 to   2.06     90,631    79,120     1.71     0.15  to  1.20    8.20  to    9.41
2006................  35,981  1.23 to   1.89     65,628    51,931       --     0.15  to  1.20   12.35  to   13.60
VALIC COMPANY II MODERATE GROWTH LIFESTYLE FUND,
DIVISION 49
------------------------------------------------
2010................ 113,112 $1.03 to   2.19 $  236,445  $193,044     3.00%    0.15% to  1.20%  13.21% to   14.70%
2009................  89,780  0.90 to   1.91    164,570   127,577     2.66     0.15  to  1.20   24.28  to   25.91
2008................  80,685  0.71 to   1.52    118,105   132,834     2.48     0.15  to  1.20  -27.25  to  -26.29
2007................  68,608  1.37 to   2.07    135,383   116,816     1.47     0.15  to  1.20    7.30  to    8.51
2006................  52,393  1.28 to   1.91     96,392    85,239     1.00     0.15  to  1.20    9.40  to   10.62

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                             AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                     -------------------------------  ------------------------------------------------------
                             UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
                     UNITS     LOWEST TO      ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
                     (000S)     HIGHEST       (000S)    (000S)   RATIO (/1)/ HIGHEST /(2)/     HIGHEST /(3)/
                     ------- --------------  -------- ---------- ----------  -------------   -----------------
VALIC COMPANY II CONSERVATIVE GROWTH
LIFESTYLE FUND, DIVISION 50
------------------------------------
2010................  48,658 $1.09 to   2.17 $101,184  $ 80,708     3.33%    0.15%     1.20%  11.83% to   13.30%
2009................  35,263  0.96 to   1.92   65,146    52,683     3.67     0.15  to  1.20   19.14  to   20.71
2008................  32,076  0.80 to   1.60   49,349    54,676     2.62     0.15  to  1.20  -19.51  to  -18.45
2007................  29,176  1.34 to   1.96   55,014    46,929     1.59     0.15  to  1.20    5.55  to    6.74
2006................  22,047  1.27 to   1.84   39,119    35,405       --     0.15  to  1.20    8.05  to    9.25
VANGUARD LIFESTRATEGY GROWTH FUND, DIVISION 52
----------------------------------------------
2010................  93,569 $0.88 to   1.64 $146,353  $130,158     2.08%    0.65%     1.25%  13.63% to   14.32%
2009................  90,265  0.77 to   1.43  124,240   101,794     2.50     0.65  to  1.25   23.44  to   24.18
2008................  85,467  0.62 to   1.16   95,289   119,196     2.44     0.65  to  1.25  -35.21  to  -34.82
2007................  80,439  1.71 to   1.78  134,535   127,115     2.42     0.65  to  1.25    6.11  to    6.54
2006................  67,292  1.62 to   1.67  109,039    92,358     2.30     0.65  to  1.25   14.69  to   15.15
VANGUARD LIFESTRATEGY MODERATE GROWTH FUND, DIVISION
53
----------------------------------------------------
2010................  98,281 $0.95 to   1.69 $158,557  $144,747     2.34%    0.65%     1.25%  11.91% to   12.58%
2009................  95,648  0.85 to   1.50  137,961   115,704     2.80     0.65  to  1.25   18.84  to   19.55
2008................  91,608  0.71 to   1.26  111,169   131,333     3.05     0.65  to  1.25  -27.41  to  -26.97
2007................  89,599  1.66 to   1.73  143,096   138,333     3.03     0.65  to  1.25    6.02  to    6.44
2006................  77,721  1.57 to   1.62  122,075   109,946     2.86     0.65  to  1.25   11.91  to   12.35
VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND,
DIVISION 54
-----------------------------------------------
2010................  39,029 $1.01 to   1.68 $ 62,668  $ 57,067     2.59%    0.65%     1.25%   9.76% to   10.42%
2009................  36,792  0.92 to   1.52   53,838    46,000     3.11     0.65  to  1.25   15.60  to   16.30
2008................  36,297  0.79 to   1.31   45,929    52,588     3.56     0.65  to  1.25  -20.52  to  -20.04
2007................  35,724  1.58 to   1.64   54,504    51,119     3.56     0.65  to  1.25    5.65  to    6.08
2006................  30,392  1.50 to   1.55   45,390    41,738     3.31     0.65  to  1.25    9.25  to    9.69
EVERGREEN SPECIAL VALUES FUND,DIVISION 55 (CLOSED)
/(4)/
--------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $340,766     0.00%    0.40% to  1.00%  10.02% to   10.20%
EVERGREEN FUNDAMENTAL LARGE CAP FUND, DIVISION 56
(CLOSED) /(4)/
-------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $169,115     0.09%    0.40% to  1.00%   2.44% to    2.60%
EVERGREEN EQUITY INCOME FUND, DIVISION 57 (CLOSED)
/(4)/
--------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 24,752     0.24%    0.40% to  1.00%   4.35% to    4.52%
VALIC COMPANY II CORE BOND FUND,
DIVISION 58
--------------------------------
2010................ 144,575 $1.21 to   1.81 $246,246  $176,396     3.64%    0.15%     1.20%   8.00% to    9.42%
2009................  87,930  1.11 to   1.66  136,448   112,683     6.14     0.15  to  1.20   14.31  to   15.82
2008................  80,969  0.96 to   1.43  108,756   155,936     5.27     0.15  to  1.20   -6.17  to   -4.93
2007................ 139,732  1.12 to   1.51  203,021   144,955     4.26     0.15  to  1.20    2.36  to    3.51
2006................  61,262  1.09 to   1.46   86,706    61,717     3.87     0.15  to  1.20    3.42  to    4.58
VALIC COMPANY II STRATEGIC BOND
FUND, DIVISION 59
-------------------------------
2010................ 181,559 $1.19 to   2.37 $411,674  $378,971     5.62%    0.15%     1.20%   9.39% to   10.83%
2009................ 167,361  1.07 to   2.14  344,468   283,393     5.80     0.15  to  1.20   24.17  to   25.81
2008................ 159,484  0.85 to   1.71  262,296   308,244     7.78     0.15  to  1.20  -15.44  to  -14.32
2007................ 164,042  1.34 to   2.00  314,387   278,977     4.88     0.15  to  1.20    2.63  to    3.78
2006................ 121,930  1.30 to   1.92  227,069   182,636     4.17     0.15  to  1.20    6.98  to    8.17

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                             AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                     -------------------------------  ------------------------------------------------------
                             UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
                     UNITS     LOWEST TO      ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
                     (000S)     HIGHEST       (000S)    (000S)   RATIO (/1)/ HIGHEST /(2)/     HIGHEST /(3)/
                     ------- --------------  -------- ---------- ----------  -------------   -----------------
VALIC COMPANY II HIGH YIELD BOND FUND,
DIVISION 60
--------------------------------------
2010................ 103,235 $1.10 to   2.10 $207,116  $203,757     7.66%    0.15%     0.75%  12.67% to   13.35%
2009................ 108,230  0.97 to   1.86  192,756   154,152    10.37     0.15  to  0.75   42.43  to   43.29
2008................ 107,247  0.68 to   1.30  134,056   181,344     8.84     0.15  to  0.75  -31.81  to  -31.40
2007................ 106,828  1.83 to   1.89  194,418   177,795     5.99     0.15  to  0.75    0.71  to    1.12
2006................  67,764  1.81 to   1.87  122,971    99,728     5.56     0.15  to  0.75   11.49  to   11.94
JANUS FUND, DIVISION 61 (CLOSED) /(4)/
--------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 50,144     0.00%    0.40% to  1.00%   1.31% to    1.48%
AIM LARGE CAP GROWTH FUND, DIVISION 62 (CLOSED) /(4)/
-----------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 19,019     0.00%    0.40% to  1.00%  -0.03% to    0.13%
CREDIT SUISSE SMALL CAP GROWTH FUND, DIVISION 63
(CLOSED) /(4)/
------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 55,233     0.00%    0.40% to  1.00%   5.25% to    5.42%
MSIF TRUST MID CAP GROWTH PORTFOLIO, DIVISION 64
(CLOSED) /(4)/
------------------------------------------------
2006................       1 $  -- to  $  -- $     --  $126,143     0.00%    0.40% to  1.00%   3.38% to    3.54%
EVERGREEN SPECIAL EQUITY FUND, DIVISION 65 (CLOSED)
/(4)/
---------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 45,179     0.00%    0.40% to  1.00%   4.52% to    4.69%
SIT SMALL CAP GROWTH FUND, DIVISION 66 (CLOSED) /(4)/
-----------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $135,970     0.00%    0.40% to  1.00%   6.29% to    6.47%
SIT MID CAP GROWTH FUND, DIVISION 67 (CLOSED) /(4)/
---------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 29,303     0.00%    0.40% to  1.00%   0.85% to    1.01%
ARIEL FUND, DIVISION 68
-----------------------
2010................ 204,028 $0.98 to   2.07 $396,452  $346,936     0.01%    0.40%     1.00%  24.72% to   25.47%
2009................ 209,571  0.78 to   1.65  326,053   228,895     0.02     0.40  to  1.00   61.79  to   62.76
2008................ 210,618  0.48 to   1.02  202,490   331,104     0.97     0.40  to  1.00  -48.77  to  -48.46
2007................ 236,938  1.92 to   1.97  450,527   516,328     0.28     0.40  to  1.00   -2.69  to   -2.30
2006................ 263,335  1.97 to   2.02  519,165   542,024       --     0.40  to  1.00    9.25  to    9.69
ARIEL APPRECIATION FUND, DIVISION 69
------------------------------------
2010................ 149,428 $1.06 to   2.01 $284,897  $256,984     0.03%    0.40%     1.00%  18.43% to   19.14%
2009................ 155,818  0.89 to   1.69  250,852   180,169     0.17     0.40  to  1.00   61.33  to   62.31
2008................ 163,108  0.55 to   1.04  162,793   249,409     0.55     0.40  to  1.00  -41.33  to  -40.97
2007................ 188,042  1.72 to   1.77  322,748   373,503     0.46     0.40  to  1.00   -2.38  to   -1.99
2006................ 219,434  1.76 to   1.81  387,982   400,034     0.04     0.40  to  1.00    9.84  to   10.28

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                  AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
      -------------------------------------- -------------------------------------------------------
                 UNIT FAIR VALUE     NET     AVERAGE NET INVESTMENT  EXPENSE RATIO      TOTAL RETURN
       UNITS        LOWEST TO       ASSETS     ASSETS      INCOME      LOWEST TO         LOWEST TO
       (000S)        HIGHEST        (000S)     (000S)    RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      --------- ----------------- ---------- ----------- ----------  -------------   -----------------
LOU HOLLAND GROWTH FUND, DIVISION 70
------------------------------------
2010     47,876 $0.98     to 1.09 $   50,714 $   45,631     0.00%    0.40%     1.00%  12.84% to   13.52%
2009     48,213  0.87     to 0.96     45,224     33,476       --     0.40  to  1.00   37.69  to   38.51
2008     43,833  0.63     to 0.70     29,858     40,753       --     0.40  to  1.00  -35.48  to  -35.09
2007     46,918  1.04     to 1.07     49,287     50,747     0.03     0.40  to  1.00    8.31  to    8.74
2006     54,091  0.96     to 0.99     52,523     53,040     8.00%    0.40  to  1.00    4.19  to    4.60
DREYFUS BASIC U.S. MORTGAGE SECURITIES FUND, DIVISION 71 (CLOSED) /(4)/
----------------------------------------------------------------------
2006         -- $  -- to $     -- $       -- $   83,491     1.80%    0.40% to  1.00%  -0.98% to   -0.82%
VALIC COMPANY I BLUE CHIP GROWTH FUND, DIVISION 72
--------------------------------------------------
2010    390,794 $0.89     to 1.00 $  377,066 $  408,096     0.04%    0.40% to  1.00%  15.06% to   15.75%
2009    524,641  0.77     to 0.87    440,473    342,959     0.26     0.40  to  1.00   41.70  to   42.55
2008    451,191  0.54     to 0.61    267,117    293,877     0.17     0.40  to  1.00  -43.47  to  -43.13
2007    133,943  1.04     to 1.07    136,613    115,156     0.25     0.40  to  1.00   11.96  to   12.41
2006     95,874  0.93     to 0.95     89,448     70,303     0.23     0.40  to  1.00    8.36  to    8.79
VALIC COMPANY I HEALTH SCIENCES FUND, DIVISION 73
-------------------------------------------------
2010    126,203 $1.05     to 1.53 $  186,279 $  175,419     0.00%    0.40% to  1.00%  14.60% to   15.29%
2009    134,702  0.91     to 1.33    173,403    143,741       --     0.40  to  1.00   30.20  to   30.99
2008    143,853  0.70     to 1.02    142,129    181,521       --     0.40  to  1.00  -30.28  to  -29.86
2007    146,379  1.41     to 1.45    206,206    192,854       --     0.40  to  1.00   16.38  to   16.85
2006    153,030  1.21     to 1.24    185,880    186,065       --     0.40  to  1.00    7.38  to    7.81
VALIC COMPANY I VALUE FUND, DIVISION 74
---------------------------------------
2010     98,833 $0.82     to 1.30 $  124,704 $  137,330     0.64%    0.40% to  1.00%  13.75% to   14.43%
2009    140,943  0.72     to 1.14    156,504    137,329     2.23     0.40  to  1.00   32.09  to   32.88
2008    178,504  0.54     to 0.86    150,143    191,340     1.03     0.40  to  1.00  -42.74  to  -42.39
2007     66,464  1.46     to 1.49     96,744     83,751     0.40     0.40  to  1.00    5.23  to    5.66
2006     56,286  1.39     to 1.41     78,054    147,228     0.95     0.40  to  1.00   15.18  to   15.64
VALIC COMPANY I BROAD CAP VALUE INCOME FUND, DIVISION 75
--------------------------------------------------------
2010     20,311 $0.89     to 1.08 $   24,199 $   21,304     1.83%    0.40% to  1.00%  13.30% to   13.98%
2009     19,603  0.78     to 0.95     20,667     16,746     2.34     0.40  to  1.00   24.07  to   24.82
2008     20,170  0.62     to 0.76     17,061     22,875     2.18     0.40  to  1.00  -35.12  to  -34.73
2007     22,643  1.16     to 1.17     28,810     30,508     1.53     0.40  to  1.00    0.93  to    1.33
2006     22,478  1.15     to 1.16     28,574     17,489     1.56     0.40  to  1.00   15.53  to   15.99
VALIC COMPANY I LARGE CAP CORE FUND, DIVISION 76
------------------------------------------------
2010    101,954 $1.02     to 1.27 $  127,140 $  127,049     1.06%    0.40% to  1.00%  15.58% to   16.28%
2009    101,838  0.88     to 1.09    109,687     93,286     1.47     0.40  to  1.00   36.93  to   37.75
2008    120,552  0.64     to 0.79     94,759     76,422     0.72     0.40  to  1.00  -33.15  to  -32.75
2007     55,647  1.17     to 1.18     65,016     86,523     0.59     0.40  to  1.00    6.96  to    7.39
2006     92,452  1.10     to 1.10    101,149     79,956     1.16     0.40  to  1.00   11.38  to   11.83
VALIC COMPANY I INFLATION PROTECTED FUND, DIVISION 77
-----------------------------------------------------
2010    208,880 $1.15     to 1.22 $  248,185 $  234,203     2.40%    0.40% to  1.00%   8.05% to    8.70%
2009    172,929  1.06     to 1.12    195,635    154,654     1.04     0.40  to  1.00    8.49  to    9.15
2008    143,120  0.97     to 1.03    150,002    133,699     4.83     0.40  to  1.00   -6.27  to   -5.70
2007     12,515  1.08     to 1.09     18,510     16,303     4.06     0.40  to  1.00    6.74  to    7.17
2006     11,130  1.01     to 1.02     16,158     16,374     3.33     0.40  to  1.00   -0.59  to   -0.19
VALIC COMPANY I VALIC GROWTH FUND, DIVISION 78
----------------------------------------------
2010    705,473 $0.95     to 1.08 $  747,679 $  685,482     0.67%    0.40% to  1.45%  16.53% to   17.77%
2009    764,385  0.80     to 0.92    691,637    568,285     0.95     0.40  to  1.45   34.55  to   35.98
2008    826,768  0.59     to 0.68    553,158    817,995     2.00%    0.40  to  1.45  -40.51  to  -39.88
2007    929,273  1.11     to 1.13  1,026,352  1,016,333       --     0.40  to  1.45   19.27  to   20.31
2006  1,133,942  0.93     to 0.94  1,057,786    662,673     2.00%    0.40  to  1.45   -4.76  to   -3.94

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                        AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                ----------------------------------------------  ------------------------------------------------------
                            UNIT FAIR VALUE           NET        AVERAGE   INVESTMENT EXPENSE RATIO      TOTAL RETURN
                 UNITS        LOWEST TO              ASSETS     NET ASSETS   INCOME     LOWEST TO         LOWEST TO
                (000S)         HIGHEST               (000S)       (000S)   RATIO (1)   HIGHEST (2)       HIGHEST (3)
                 --------   ----------------------   --------   ---------- ---------- -------------   -----------------
VALIC COMPANY I LARGE CAPITAL GROWTH FUND, DIVISION 79
------------------------------------------------------
2010........... 341,447     $0.89    to     1.17    $391,506     $362,773     0.42%   0.40% to  1.45%  13.82% to   15.03%
2009........... 371,886      0.77    to     1.02     372,794      310,848     0.86    0.40  to  1.45   29.26  to   30.64
2008........... 402,218      0.59    to     0.78     310,364      445,695     0.24    0.40  to  1.45  -39.43  to  -38.78
2007........... 453,068      1.25    to     1.28     563,543      572,421     0.21    0.40  to  1.45   13.42  to   14.41
2006........... 524,432      1.10    to     1.12     581,819      352,220     0.38    0.40  to  1.45    5.69  to    6.60
SUNAMERICA 2010 HIGH WATERMARK FUND, DIVISION 80 (CLOSED) /(5)/
--------------------------------------------------------------
2008...........      --        --    to       --          --       13,452       --    0.40% to  1.00%   1.59% to    1.71%
2007...........  24,209      1.11    to     1.12      26,904       27,270     3.21    0.40  to  1.00    4.56  to    4.98
2006...........  25,877      1.06    to     1.07      27,502       26,647     3.31    0.40  to  1.00    5.54  to    5.96
SUNAMERICA 2015 HIGH WATERMARK FUND, DIVISION 81
------------------------------------------------
2010...........  21,371     $0.97    to     1.17    $ 24,363     $ 26,186     2.10%   0.65% to  1.25%   5.27% to    5.90%
2009...........  25,578      0.91    to     1.11      27,849       27,673     1.91    0.65  to  1.25   -1.64  to   -1.05
2008...........  26,300      0.92    to     1.12      29,108       27,723     2.01    0.65  to  1.25   -5.96  to   -5.39
2007...........  23,039      1.18    to     1.19      27,109       26,814     3.37    0.65  to  1.25    4.51  to    4.93
2006...........  22,809      1.13    to     1.13      25,642       22,933     3.46    0.65  to  1.25    9.17  to    9.61
SUNAMERICA 2020 HIGH WATERMARK FUND, DIVISION 82
------------------------------------------------
2010...........  15,226     $0.81    to     1.01    $ 14,991     $ 13,842     2.69%   0.65% to  1.25%   7.50% to    8.14%
2009...........  13,153      0.75    to     0.93      12,042       11,690     2.24    0.65  to  1.25   -7.32  to   -6.76
2008...........  12,028      0.81    to     1.00      11,879       12,395     2.22    0.65  to  1.25  -17.31  to  -16.80
2007...........  10,834      1.19    to     1.21      12,934       11,890     3.84    0.65  to  1.25    4.46  to    4.88
2006...........   9,426      1.14    to     1.15      10,772        9,246     3.64    0.65  to  1.25    9.47  to    9.91
VALIC COMPANY I MID CAP STRATEGIC GROWTH FUND, DIVISION 83
----------------------------------------------------------
2010........... 208,331     $0.91    to     1.46    $296,518     $259,638     0.06%   0.40% to  1.45%  24.35% to   25.67%
2009........... 221,863      0.73    to     1.16     252,605      199,361     0.64    0.40  to  1.45   44.94  to   46.49
2008........... 231,620      0.50    to     0.80     181,182      295,424       --    0.40  to  1.45  -48.83  to  -48.29
2007........... 257,885      1.50    to     1.54     389,160      335,778       --    0.40  to  1.45   27.83  to   28.94
2006........... 259,327      1.18    to     1.20     307,168      199,628     0.07    0.40  to  1.45    4.56  to    5.46
VALIC COMPANY I SMALL CAP SPECIAL VALUES FUND, DIVISION 84
----------------------------------------------------------
2010........... 197,528     $0.93    to     1.05    $204,726     $187,800     0.65%   0.40% to  1.00%  20.39% to   21.11%
2009........... 213,947      0.77    to     0.87     184,086      149,260     1.98    0.40  to  1.00   30.19  to   30.97
2008........... 229,331      0.59    to     0.67     151,515      219,815     1.09    0.40  to  1.00  -36.15  to  -35.76
2007........... 272,853      1.03    to     1.04     279,734      350,729     0.66    0.40  to  1.00  -10.95  to  -10.59
2006........... 325,757      1.16    to     1.16     376,054      222,427     0.93    0.40  to  1.00   17.96  to   18.43
VALIC COMPANY I SMALL MID GROWTH FUND, DIVISION 85
--------------------------------------------------
2010........... 106,947     $0.96    to     1.08    $113,096     $ 98,531     0.00%   0.40% to  1.00%  24.97% to   25.73%
2009........... 112,722      0.76    to     0.86      95,333       76,536     0.25    0.40  to  1.00   39.45  to   40.29
2008........... 115,211      0.54    to     0.61      69,837      101,001     0.08    0.40  to  1.00  -40.30  to  -39.93
2007........... 128,891      1.01    to     1.02     128,428      151,573       --    0.40  to  1.00   -3.79  to   -3.40
2006........... 159,122      1.05    to     1.06     166,683      106,306       --    0.40  to  1.00    5.87  to    6.29
VALIC COMPANY I SMALL CAP AGGRESSIVE GROWTH FUND, DIVISION 86
-------------------------------------------------------------
2010...........  68,838     $1.06    to     1.33    $ 89,729     $ 84,552     0.00%   0.40% to  1.00%  26.54% to   27.30%
2009...........  67,301      0.83    to     1.04      69,293       48,669     0.01    0.40  to  1.00   51.58  to   52.49
2008...........  55,785      0.55    to     0.69      37,879       54,383       --    0.40  to  1.00  -41.16  to  -40.80
2007...........  61,000      1.15    to     1.16      69,884       56,667       --    0.40  to  1.00   13.29  to   13.74
2006...........  48,733      1.02    to     1.02      49,519       32,409       --    0.40  to  1.00    3.76  to    4.17
VALIC COMPANY I GLOBAL EQUITY FUND, DIVISION 87
-----------------------------------------------
2010........... 263,737     $0.70    to     1.01    $254,860     $238,413     1.76%   0.40% to  1.45%   9.61% to   10.77%
2009........... 282,505      0.64    to     0.91     248,410      205,613     0.38    0.40  to  1.45   27.72  to   29.08
2008........... 303,049      0.49    to     0.71     208,026      328,038     1.18    0.40  to  1.45  -46.87  to  -46.30
2007........... 337,867      1.30    to     1.32     434,029      451,456     1.72    0.40  to  1.45    7.48  to    8.42
2006........... 354,730      1.21    to     1.22     430,266      248,458     2.17    0.40  to  1.45   20.86  to   21.90

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
       --------------------------------------  --------------------------------------------------------
                UNIT FAIR VALUE       NET       AVERAGE     INVESTMENT  EXPENSE RATIO     TOTAL RETURN
       UNITS      LOWEST TO          ASSETS    NET ASSETS     INCOME    LOWEST TO          LOWEST TO
       (000S)      HIGHEST           (000S)      (000S)    RATIO /(1)/  HIGHEST /(2)/     HIGHEST/(3)/
       -------  -----------------  ----------  ----------  -----------  ------------   -----------------
VALIC COMPANY I GLOBAL STRATEGY FUND, DIVISION 88
2010.. 361,200  $ 1.04  to   1.44  $  510,781  $  425,350   3.54% 0.40% to     1.00%    10.57% to   11.23%
2009.. 320,247    0.94  to   1.30     409,351     349,195  10.60  0.40  to     1.00     22.79  to   23.53
2008.. 354,647    0.76  to   1.05     369,050     447,117   5.76  0.40  to     1.00    -21.58  to  -21.11
2007.. 383,458    1.32  to   1.34     506,215     487,999   1.46  0.40  to     1.00      8.98  to    9.42
2006.. 364,752    1.21  to   1.22     442,018     252,385   2.36  0.40  to     1.00     19.92  to   20.40
VALIC COMPANY I FOREIGN VALUE FUND, DIVISION 89
2010.. 848,633  $ 0.83  to   1.17  $  975,265  $  848,704   1.82% 0.40% to     1.00%     6.51% to    7.15%
2009.. 751,757    0.77  to   1.09     810,513     642,165   2.97  0.40  to     1.00     45.89  to   46.77
2008.. 765,921    0.53  to   0.75     565,647     820,333   3.43  0.40  to     1.00    -45.10  to  -44.77
2007.. 844,141    1.34  to   1.36   1,120,870   1,014,476   0.90  0.40  to     1.00     10.05  to   10.50
2006.. 692,139    1.22  to   1.23     841,622     442,935   1.98  0.40  to     1.00     20.97  to   21.46
VALIC COMPANY I GLOBAL REAL ESTATE FUND, DIVISION 101/(6)/
2010.. 254,996  $ 0.98  to   1.00  $  250,623  $  265,805   5.68% 0.40% to     1.00%    17.05% to   17.75%
2009.. 312,027    0.84  to   0.85     270,476     208,280  13.12  0.40  to     1.00     30.58  to   31.36
2008.. 294,039    0.64  to   0.65     195,460      51,139   5.32  0.40  to     1.00    -35.75  to  -35.43

/(1)/ These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
/(2)/ These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense risk charges, net of any expense reimbursements, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
/(3)/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
/(4)/ Funds were closed as of May 19, 2006.
/(5)/ Fund commenced operations on February 18, 2005 and closed April 21, 2008. /(6)/ Fund commenced operations on March 7,2008.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. OTHER MATTERS

On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company ("ALICO"), one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. The fair value of the consideration at closing was approximately $16.2 billion.

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

On September 30, 2010, American International Group entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the Federal Reserve Bank of New York (the "New York Fed"), and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize American International Group (the
"Recapitalization"). American International Group completed the
Recapitalization on January 14, 2011.

On October 29, 2010, American International Group completed an initial public offering of 8.08 billion ordinary shares of AIA Group Limited for aggregate gross proceeds of approximately $20.51 billion. Upon completion of the initial public offering, American International Group owned approximately 33 percent of AIA Group Limited's outstanding shares.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described in these footnotes is qualified by regulatory filings American International Group files from time to time with the SEC.

9. SUBSEQUENT EVENTS

On January 14, 2011, American International Group completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, American International Group repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under American International Group's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of American International Group common stock and were subsequently transferred by the Trust to the Department of the Treasury;
(ii) the shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of American International Group common stock; and (iii) the shares of American International Group's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles,
(b) 20,000 shares of American International Group's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of American International Group common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued American International Group common stock, representing ownership of approximately 92 percent of the outstanding American International Group common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of American International Group common stock on the open market.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On March 10, 2011, American International Group submitted a binding bid to the New York Fed to purchase all of the residential mortgage backed securities ("RMBS") owned by Maiden Lane II LLC for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other American International Group companies) would be a purchaser of certain of these RMBS./1/ On March 30, 2011, the New York Fed announced that it was declining American International Group's offer to purchase all of the RMBS held in the Maiden Lane II portfolio and instead would sell these securities through a competitive process.

On March 30, 2011, American International Group and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that American International Group would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

                              Portfolio Director
                             Portfolio Director 2
                            Portfolio Director Plus
                 Fixed and Variable Deferred Annuity Contracts

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements:
     (i) Audited Financial Statements - The Variable Annuity Life Insurance Company
         Report of Independent Registered Public Accounting Firm
         Consolidated Balance Sheets
         Consolidated Statements of Income (Loss)
         Consolidated Statements of Comprehensive Income (Loss)
         Consolidated Statements of Shareholder's Equity
         Consolidated Statements of Cash Flows
         Notes to the Consolidated Financial Statements

     (ii)Audited Financial Statements - The Variable Annuity Life Insurance Company Separate Account A

         Report of Independent Registered Public Accounting Firm
         Statement of Assets and Liabilities
         Statement of Operations
         Schedule of Portfolio Investments
         Statements of Changes in Net Assets
         Notes to the Financial Statements

(b) Exhibits


1. Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate Account A. (1)

1(b). Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors. (8)

2.    Not Applicable.

3(a). Underwriting Agreement between The Variable Annuity Life Insurance
      Company, The Variable Annuity Life Insurance Company Separate Account A and A. G. Distributors, Inc. (2)

4(a). Specimen Individual Annuity Contract. (Form UIT-194). (1)

4(b). Specimen Group Annuity Contract. (Form UITG-194). (1)

4(c). Specimen Individual Non-Qualified Annuity Contract. (Form UITN-194). (1)

4(d). Specimen Certificate of Participation under Group Annuity Contract (Form
      UITG-194P). (1)

4(e). Specimen Individual Retirement Account Annuity Contract. (Form
      UIT-IRA-194). (1)

4(f). Specimen Simplified Employee Pension Contract (Form UIT-SEP-194). (1)

4(g). Specimen Endorsement to Group Annuity Contract or Certificate of
      Participation under Group Annuity Contract. (Form UITG-194-RSAC), effective upon issuance. (3)

4(h). Specimen SIMPLE Individual Retirement Annuity Contract (Form
      UIT-SIMPLE-897). (4)

4(i). Specimen Portfolio Director Endorsement to Individual Annuity Contract
      (Form IPD-798). (4)

4(j). Specimen Portfolio Director Individual Retirement Annuity (IRA)
      Endorsement to Individual Retirement Account Annuity Contract (Form IPDIRA-798). (4)

4(k). Specimen Portfolio Director Non-Qualified Deferred Annuity (NQDA)
      Endorsement to Individual Non-Qualified Annuity Contract (Form IPDN-798). (4)

4(l). Specimen Economic Growth and Tax Relief Reconciliation Act ("EGTRRA")
      Retirement Plan Annuity Contract Endorsement (Form EGTR-302). (8)

4(m). Specimen EGTRRA Individual Retirement Annuity Endorsement (Form EGTRIRA
      802). (8)

4(n). Specimen EGTRRA Roth Individual Retirement Annuity Endorsement (Form
      ROTHEGTR-802). (8)

4(o).     Form of Guaranteed Minimum Withdrawal Benefit Endorsement. (9)

4(p). Form of Premium Enhancement Credit Endorsement on First-Year Contributions. (12)

4(q).     Form of Premium Enhancement Credit Endorsement on Eligible Deposits.
          (12)

4(r).     Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement.
          (15)

4(s).     Death Benefit Endorsement. (Filed herewith)

5(a)(i). Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed and Variable Annuity for use with all plan types except Individual Retirement Annuities (IRA), Simplified Employee Pension Plan (SEP), and Non-Qualified Deferred Annuities (NQDA). (8)

5(a)(ii). Specimen Application for Portfolio Director/Portfolio Director
          2/Portfolio Director Plus Fixed and Variable Annuity for use with Individual Retirement Annuities (IRA), Simplified Employee Pension Plans (SEP), and Non-Qualified Deferred Annuities (NQDA). (8)

5(b).     Specimen Group Master Application. (8)

6(a). Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989. (1)

6(b). Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March 28, 1990 (1)

6(c). Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through August 3, 2006. (10)

7.        Not Applicable.

8(a). (1) Participation Agreement between The Variable Annuity Life Insurance Company and Vanguard Group, Inc. (5)

          (2) Amendment No. 1 to Participation Agreement between The Variable Annuity Life Insurance Company and The Vanguard Group, Inc., effective July 17, 1998. (6)

8(b)(i). Form of Participation Agreement between The Variable Annuity Life Insurance Company, Ariel Investment Trust and Ariel Distributors, Inc. dated November 7, 2000. (7)

8(b)(ii). Form of Administrative Services Agreement between The Variable
          Annuity Life Insurance Company and Ariel Distributors, Inc. (7)

8(c)(i). Form of Participation Agreement among The Variable Annuity Life Insurance Company, Forum Funds and Holland Capital Management LLC dated as of January 28, 2010. (14)

8(c)(ii). Form of Administrative Services Agreement between The Variable
          Annuity Life Insurance Company and Holland Capital Management, L.P. dated November 1, 2000. (7)

8(d)      Capital Maintenance Agreement. (Filed herewith)

9.        Opinion of Counsel and Consent of Depositor. (11)

10. Consent of Independent Registered Public Accounting Firm. Filed herewith

11.       Not Applicable.

12.       Not Applicable.

13.       Calculation of standard and nonstandard performance information. (3)

14(a)     Powers of Attorney - The Variable Annuity Life Insurance Company.
          (14)

14(b)     Powers of Attorney - The Variable Annuity Life Insurance Company.
          (13)

14(c) Powers of Attorney - The Variable Annuity Life Insurance Company. (Filed herewith)

15. Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions. (1)

/(1)/ Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996, Accession No. 0000950129-96-000265.

/(2)/ Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

/(3)/ Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997, Accession No. 0000950129-97-005374.

/(4)/ Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 17, 1998, Accession No. 0000950129-98-005074.

/(5)/ Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996, Accession No. 0000950129-96-001391.

/(6)/ Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on September 1, 1998, Accession No. 0000950129-98-003727.

/(7)/ Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 3, 2000, Accession No. 0000950129-00-005232.

/(8)/ Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account filed on April 30, 2003, Accession No. 0000899243-03-000987.

/(9)/ Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 2006, Accession No. 0000354912-06-000020.

/(10)/Incorporated by reference to Initial Form N-4 (File
      No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, Accession
      No. 0001193125-06-206012.

/(11)/Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4
      (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 15, 2006, Accession
      No. 0001193125-06-254482.

/(12)/Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4
      (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 25, 2007, Accession
      No. 0000354912-07-000021.

/(13)/Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4
      (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 22, 2008, Accession
      No. 0001193125-08-036236.

/(14)/Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4
      (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2010, Accession
      No. 0001193125-10-101439.

/(15)/Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4
      (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 17, 2011, Accession
      No. 0001193125-11-039089.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES                     POSITIONS AND OFFICES HELD WITH DEPOSITOR
-----                     ----------------------------------------------------
Bruce R. Abrams           Director, President and Chief Executive Officer
Michael J. Akers          Director & Executive Vice President
Stephen L. Blake          Director
Jim Coppedge              Director, Senior Vice President & General Counsel
N. Scott Gillis (1)       Director, Senior Vice President & Principal
                          Financial Officer
Roger E. Hahn             Director & Investment Officer
Sharla Jackson (2)        Director, Executive Vice President - Operations
Dean Miller (3)           Director
Shawn Duffy               Executive Vice President
Greg Garvin               Executive Vice President
Glenn Harris              Executive Vice President
Leslie K. Bates           Senior Vice President
Kurt W. Bernlohr          Senior Vice President
Robert M. Beuerlein       Senior Vice President & Appointed Actuary
Lillian Caliman           Senior Vice President & Divisional Chief Information
                          Officer
Craig S. Cheyne           Senior Vice President
Evelyn Curran             Senior Vice President
David H. den Boer         Senior Vice President & Chief Compliance Officer
Don Harris                Senior Vice President - National Education Markets
Laurel Ludden             Senior Vice President
Joseph P. McKernan        Senior Vice President - Information Technology
Thomas G. Norwood         Senior Vice President - Broker/Dealer Operations
Brenda Simmons            Senior Vice President
Clark Anderson (4)        Vice President
Bob Architect             Vice President
Doris Artis (2)           Vice President
Richard L. Bailey         Vice President -Group Actuarial
David E. Ballard (5)      Vice President
William B. Bartelloni     Vice President
Mary C. Birmingham        Vice President
Richard A. Combs          Vice President -Actuarial
Susan Cornwell (6)        Vice President - Relationship Management
Antoine M. Cotton (7)     Vice President - Relationship Management
Neil J. Davidson          Vice President -Actuarial
Jacqueline Fabitore (8)   Vice President - Relationship Management
Robin Farris              Vice President
Paul A. Fields (9)        Vice President - Relationship Management
Darlene Flagg             Vice President - Case Development
William J. Flanagan (10)  Vice President
Mark D. Foster            Vice President - VFA Compensation
James B. Gauld (9)        Vice President - Relationship Management
Donald M. Goldstein (11)  Vice President - Relationship Management
Carolyn Gutierrez         Vice President
Deltra Hayes              Vice President - Relationship Management
David W. Hilbig           Vice President
Eric B. Holmes            Vice President
Michael R. Hood           Vice President
Bradley K. Hope (12)      Vice President - Relationship Management
Jeffrey M. Hughes         Vice President
Joanne M. Jarvis          Vice President - Sales Planning & Reporting
Dave Jorgensen            Vice President and Controller
Glen D. Keller            Vice President
Joan M. Keller            Vice President - Group Implementation
Ted G. Kennedy            Vice President - Government Relations

Calvin King              Vice President - Client Care
Donald A. Koller (13)    Vice President - Relationship Management
Frank A. Kophamel        Vice President
Freda Lee                Vice President - Account Management
John D. Lindeman (14)    Vice President - Relationship Management
John Malcolm             Vice President
Lou McNeal               Vice President & Treasurer
Gary L. Mellard (15)     Vice President - Relationship Management
Gregory A. Miller (16)   Vice President - Relationship Management
Edward Muscavage (17)    Vice President - Relationship Management
Joe Osborne (18)         Vice President - Relationship Management
Rembert R. Owen, Jr.     Vice President & Assistant Secretary
John N. Packs            Vice President & Investment Officer
Gary Petrytus (15)       Vice President - Relationship Management
William J. Rapp          Vice President - Consulting Services
Jennifer Sailors         Vice President
Ron Sanchies (19)        Vice President - Relationship Management
Phillip W. Schraub       Vice President
Cynthia S. Seeman        Vice President - Consultant Relations
Cindy Short              Vice President
James J. Simone (20)     Vice President - Relationship Management
Kathryn T. Smith         Vice President
Stephen J. Stone         Vice President
Katherine Stoner         Vice President & Secretary
Nehal Thaker (21)        Vice President - Relationship Management
Svend Tranberg (14)      Vice President - Relationship Management
Richard Turner           Vice President - Retirement Services Tax
Krien VerBerkmoes        Vice President - Sales Compliance
Thomas M. Ward           Vice President
Arthur A. Welsh (16)     Vice President - Relationship Management
Thomas H. McMeekin (22)  Investment Officer
Locklan O. McNew         Investment Officer
Russell Lessard          Chief AML Officer
W. Larry Mask            Real Estate Investment Officer & Assistant Secretary
Daniel R. Cricks         Tax Officer
Tracey E. Harris         Assistant Secretary
Debra L. Herzog          Assistant Secretary
Paula G. Payne           Assistant Secretary
Connie E. Pritchett (2)  Assistant Secretary
John Fleming             Assistant Treasurer
Linda L. Pinney          Assistant Treasurer
Robert C. Bauman         Assistant Vice President
Tom Goodwin              Assistant Vice President - Consultant Relations
Paul Hoepfl              Assistant Vice President
Joyce Bilski             Administrative Officer
Kara R. Boling           Administrative Officer
Brenda Bradley           Administrative Officer
Sandra K. Breyman        Administrative Officer
Fred Caldwell            Administrative Officer
Mary Linda Crager        Administrative Officer
Ginger Evans             Administrative Officer
Debbie G. Fewell (2)     Administrative Officer
Wendy Green (2)          Administrative Officer
John Griggs              Administrative Officer
David Malleck (2)        Administrative Officer
Joella McPherson         Administrative Officer

Steven Mueller      Administrative Officer
Carolyn Roller (2)  Administrative Officer
Gayle Rollins       Administrative Officer
Brian Silver        Administrative Officer
Diana Smirl (2)     Administrative Officer

(1) 21650 Oxnard Ave., Woodland Hills, California 91367
(2) 205 E. 10th Avenue, Amarillo, Texas 79101
(3) One New York Plaza, New York, New York 10004
(4) 630 W. Carmel Drive, Carmel, IN 46032
(5) 1 SunAmerica Center, Los Angeles, California 90067-6022
(6) 333 South Anita Drive, Orange, CA 92868
(7) 2825 Eastlake Avenue, East, Seattle, WA 98102
(8) 3100 Tower Blvd., Durham, NC 27707
(9) 3535 Grandview Parkway, Birmingham, AL 35243
(10)8425 Pulsar Place, Columbus, OH 43240
(11)29 British American Blvd., Latham, NY 12110
(12)100 Ashford Center, Atlanta, GA 30338
(13)Two Summit Park Dr., Suite 500, Independence, OH 44131
(14)8500 Normandale Lake Blvd., Bloomington, MN 55437
(15)11201 North Tatum Blvd., Phoenix, AZ 85028
(16)4300 W. Cypress, Tampa, FL 33607
(17)16650 Greenbriar Plaza Dr., Houston, TX 77060
(18)19609 Wied Rd., Spring, TX 77388
(19)1000 Winter Street, Waltham, MA 02451
(20)280 South Mangum Street, Durham, NC 27701
(21)1304 Concourse Dr., Linthicum, MD 21090
(22)180 Maiden Lane, New York, NY 10038

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in AIG's Form 10-K, SEC file number 001-08787, Accession No. 0001047469-11-001283, filed February 24, 2011, and is incorporated herein by reference.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2011:

                                     Qualified Contracts Non-Qualified Contracts
                                     ------------------  -----------------------
                                      Group   Individual  Group    Individual
                                     -------  ---------- ------    ----------
Portfolio Director..................   5,841    10,987      182        0
Portfolio Director 2................  77,363    49,355    8,891        0
Portfolio Director Plus............. 170,031    83,853   34,070        3

ITEM 28. INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon (i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event
(a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Securities Act of 1933 will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) American General Distributors, Inc. ("AGDI") acts as exclusive distributor and principal underwriter of the Registrant.

(b) Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

NAME AND PRINCIPAL             POSITION AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL DISTRIBUTORS, INC.
Kurt W. Bernlohr               Director, Chief Executive Officer and President
David H. den Boer              Director, Senior Vice President and Assistant
                               Secretary
Katherine Stoner               Director and Secretary
Thomas G. Norwood              Executive Vice President
Thomas M. Ward                 Vice President
Krien VerBerkmoes              Chief Compliance Officer
John Reiner                    Chief Financial Officer and Treasurer
Paul Hoepfl                    Assistant Treasurer
Louis V. McNeal                Assistant Treasurer
Daniel R. Cricks               Tax Officer
Debra L. Herzog                Assistant Secretary
Paula G. Payne                 Assistant Secretary
Robert C. Bauman               Administrative Officer

(c) Not applicable.

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated thereunder will be in the physical possession of:

   The Variable Annuity Life Insurance Company
   Attn: Operations Administration
   2929 Allen Parkway
   Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

   1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

   3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

   (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   (3) Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

   (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his Account Value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

   (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

   (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

   (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the division to the attention of the eligible employees;

   (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her Account Values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

                                  SIGNATURES

As required by The Securities Act of 1933 and The Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2011.

                                                  THE VARIABLE ANNUITY LIFE
                                                  INSURANCE COMPANY SEPARATE
                                                  ACCOUNT A
                                                  (Registrant)

                                             BY:  THE VARIABLE ANNUITY LIFE
                                                  INSURANCE COMPANY
                                                  (On behalf of the Registrant
                                                  and itself)

                                             BY:  /s/ KATHERINE STONER
                                                  ------------------------------
                                                  Katherine Stoner
                                                  Vice President, Deputy General
                                                  Counsel and Secretary

As required by The Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                     Title                   Date
       ---------                    -----                   ----

BRUCE R. ABRAMS *       Director and Chief Executive   April 29, 2011
-----------------------   Officer
Bruce R. Abrams

MICHAEL J. AKERS *      Director                       April 29, 2011
-----------------------
Michael J. Akers

STEPHEN L. BLAKE *      Director                       April 29, 2011
-----------------------
Stephen L. Blake

JIM COPPEDGE *          Director                       April 29, 2011
-----------------------
Jim Coppedge

N. SCOTT GILLIS *       Director and Principal         April 29, 2011
-----------------------   Financial Officer
N. Scott Gillis

ROGER E. HAHN*          Director and Investment        April 29, 2011
-----------------------   Officer
Roger E. Hahn

SHARLA A. JACKSON *     Director                       April 29, 2011
-----------------------
Sharla A. Jackson

DEAN E. MILLER *        Director                       April 29, 2011
-----------------------
Dean E. Miller

/s/ DAVID S. JORGENSEN  Vice President                 April 29, 2011
----------------------- and Controller
David S. Jorgensen      (Principal Accounting Officer)

* /s/ KATHERINE STONER  Attorney-In-Fact               April 29, 2011
-----------------------
Katherine Stoner

                               Index of Exhibits


     4(s)  Death Benefit Endorsement

     8(d)  Capital Maintenance Agreement

     10    Consent of Independent Registered Public Accounting Firm

     14(c) Powers of Attorney - The Variable Annuity Life Insurance Company